                                                   As filed pursuant to Rule 497
                                                Under the Securities Act of 1933
                                                      Registration No. 333-66106



                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

--------------------------------------------------------------------------------

                          VARIABLE ANNUITY ACCOUNT FIVE

                                SUPPLEMENT TO THE

       SEASONS ADVISOR II VARIABLE ANNUITY PROSPECTUS DATED JULY 31, 2006
        SEASONS SELECT II VARIABLE ANNUITY PROSPECTUS DATED JULY 31, 2006
      SEASONS TRIPLE ELITE VARIABLE ANNUITY PROSPECTUS DATED JULY 31, 2006

--------------------------------------------------------------------------------

Effective August 23, 2006, Credit Suisse Asset Management, LLC ("Credit Suisse") will no longer serve as subadviser to a component of the Focus Growth Portfolio. On an interim basis, until a replacement for Credit Suisse is selected, AIG SunAmerica Asset Management Corp. ("AIG SAAMCO"), as investment adviser and manager, will manage that component of the Portfolio.

FOCUS GROWTH PORTFOLIO:

MANAGED BY:

PREVIOUS: Credit Suisse Asset Management, LLC, Janus Capital Management LLC, Marsico Capital Management, LLC.
NEW: AIG SunAmerica Asset Management Corp., Janus Capital Management LLC, Marsico Capital Management, LLC.


Dated:  August 23, 2006


                Please keep this Supplement with your Prospectus

--------------------------------------------------------------------------------

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                          VARIABLE ANNUITY ACCOUNT FIVE

                                SUPPLEMENT TO THE
                     SEASONS TRIPLE ELITE ANNUITY PROSPECTUS
                               DATED JULY 31, 2006

--------------------------------------------------------------------------------


The date of the prospectus and all references in the prospectus to the date of the Statement of Additional Information are hereby changed to September 29, 2006.






Dated: September 29, 2006

                Please keep this Supplement with your Prospectus.

                          [Seasons Triple Elite Logo]

                                   PROSPECTUS
                                 July 31, 2006

                   ALLOCATED FIXED AND VARIABLE GROUP ANNUITY
                              issued by Depositor,
                     AIG SUNAMERICA LIFE ASSURANCE COMPANY
                               in connection with
                         VARIABLE ANNUITY ACCOUNT FIVE

                                                         SELECT PORTFOLIOS
                               Managed by:
LARGE CAP GROWTH               AIG Global Investment Corp., Goldman Sachs Asset Management, L.P., Janus Capital Management LLC.
LARGE CAP COMPOSITE            AIG Global Investment Corp., AIG SunAmerica Asset Management Corp., T. Rowe Price Associates, Inc.
LARGE CAP VALUE                AIG Global Investment Corp., T. Rowe Price Associates, Inc., Wellington Management Company, LLP.
MID CAP GROWTH                 AIG Global Investment Corp., T. Rowe Price Associates, Inc., Wellington Management Company, LLP.
MID CAP VALUE                  AIG Global Investment Corp., Goldman Sachs Asset Management, L.P., Lord, Abbett & Co. LLC.
SMALL CAP                      AIG Global Investment Corp., AIG SunAmerica Asset Management Corp.,
                               Salomon Brothers Asset Management Inc.
INTERNATIONAL EQUITY           AIG Global Investment Corp., Goldman Sachs Asset Management Int'l., Lord, Abbett & Co. LLC.
DIVERSIFIED FIXED INCOME       AIG Global Investment Corp., AIG SunAmerica Asset Management Corp.,
                               Wellington Management Company, LLP.
STRATEGIC FIXED INCOME         AIG Global Investment Corp., Franklin Advisers, Inc., Salomon Brothers Asset Management Inc.
CASH MANAGEMENT                Columbia Management Advisors, LLC

                                                        FOCUSED PORTFOLIOS
                               Managed by:
FOCUS GROWTH                   Credit Suisse Asset Management, Inc., Janus Capital Management LLC., Marsico Capital Management,
                               LLC.
FOCUS GROWTH AND INCOME        AIG SunAmerica Asset Management Corp., Marsico Capital Management, LLC., Thornburg Investment
                               Management, Inc.
FOCUS VALUE                    J.P. Morgan Investment Inc., Northern Trust Investments, N.A., Third Avenue Management, LLC.
FOCUS TECHNET                  AIG SunAmerica Asset Management Corp., BAMCO, Inc., RCM Capital Management LLC.

                                               SEASONS MANAGED ALLOCATION PORTFOLIOS
                               Managed by:
ALLOCATION GROWTH              Ibbotson Associates Advisors, LLC.
ALLOCATION MODERATE GROWTH
ALLOCATION MODERATE
ALLOCATION BALANCED

                                                        SEASONS STRATEGIES
                               Managed by:
                               AIG SunAmerica Asset Management Corp., Janus Capital Management LLC, Lord, Abbett & Co. LLC, Putnam
                               Investment Management, LLC., T. Rowe Price, Wellington Management Company, LLP.
GROWTH STRATEGY                (which invests in Stock Portfolio, Asset Allocation: Diversified Growth Portfolio and Multi-Managed
                               Growth Portfolio)
MODERATE GROWTH STRATEGY       (which invests in Stock Portfolio, Asset Allocation: Diversified Growth Portfolio and Multi-Managed
                               Moderate Growth Portfolio)
BALANCED GROWTH STRATEGY       (which invests in Stock Portfolio, Asset Allocation: Diversified Growth Portfolio and Multi-Managed
                               Income/ Equity Portfolio)
CONSERVATIVE GROWTH STRATEGY   (which invests in Stock Portfolio, Asset Allocation: Diversified Growth Portfolio and Multi-Managed
                               Income Portfolio)

Please read this prospectus carefully before investing and keep it for future reference. It contains important information about the variable annuity.

To learn more about the annuity offered in this prospectus, you can obtain a copy of the Statement of Additional Information ("SAI") dated July 31, 2006. The SAI has been filed with the United States Securities and Exchange Commission ("SEC") and is incorporated by reference into this prospectus. The Table of Contents of the SAI appears at the end of this prospectus. For a free copy of the SAI, call us at 800/445-SUN2 or write to us at our Annuity Service Center, P.O. Box 54299, Los Angeles, California 90054-0299.

In addition, the SEC maintains a website (http://www.sec.gov) that contains the SAI, materials incorporated by reference and other information filed electronically with the SEC by the Company.

ANNUITIES INVOLVE RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL, AND ARE NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED OR ENDORSED BY, ANY BANK. THEY ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.

THESE SECURITIES HAVE NOT HAVE BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS
--------------------------------------------------------------------------------

GLOSSARY....................................................    3
HIGHLIGHTS..................................................    4
FEE TABLES..................................................    6
   Maximum Owner Transaction Expenses.......................    6
   Separate Account Annual Expenses.........................    6
   Additional Optional Feature Fees.........................    6
   Underlying Fund Expenses.................................    6
EXAMPLES....................................................    7
THE SEASONS TRIPLE ELITE VARIABLE ANNUITY...................    8
PURCHASING A SEASONS TRIPLE ELITE VARIABLE ANNUITY..........    9
   Allocation of Purchase Payments..........................    9
   Accumulation Units.......................................   10
   Right to Examine.........................................   10
   Exchange Offers..........................................   11
INVESTMENT OPTIONS..........................................   11
   Variable Portfolios......................................   11
   Select and Focused Portfolios............................   12
   Seasons Managed Allocation Portfolios....................   13
   Seasons Strategies.......................................   14
   Seasons Strategy Rebalancing.............................   14
   Fixed Accounts...........................................   16
   Dollar Cost Averaging Fixed Accounts.....................   16
   Dollar Cost Averaging Program............................   17
   Transfers During the Accumulation Phase..................   17
   Automatic Asset Rebalancing Program......................   19
   Return Plus Program......................................   20
   Voting Rights............................................   20
   Substitution, Addition or Deletion of Variable
     Portfolios.............................................   20
ACCESS TO YOUR MONEY........................................   20
   Free Withdrawal Provision................................   21
   Systematic Withdrawal Program............................   22
   Minimum Contract Value...................................   22
   Qualified Contract Owners................................   22
OPTIONAL LIVING BENEFITS....................................   22
   MarketLock...............................................   23
   MarketLock For Two.......................................   29
   Seasons Income Rewards...................................   33
   Seasons Promise..........................................   38
DEATH BENEFIT...............................................   39
   Death Benefit Options....................................   41
   Optional EstatePlus Benefit..............................   42
   Spousal Continuation.....................................   43
EXPENSES....................................................   43
   Separate Account Charges.................................   44
   Withdrawal Charges.......................................   44
   Underlying Fund Expenses.................................   44
   Contract Maintenance Fee.................................   45
   Transfer Fee.............................................   45
   Optional MarketLock Fee..................................   45
   Optional MarketLock for Two Fee..........................   45
   Optional Seasons Income Rewards Fee......................   45
   Optional Seasons Promise Fee.............................   46
   Optional Enhanced Death Benefit Fee......................   46
   Optional EstatePlus Fee..................................   46
   Premium Tax..............................................   46
   Income Taxes.............................................   46
   Reduction or Elimination of Fees and Expenses and
     Additional Amounts Credited............................   46
INCOME OPTIONS..............................................   47
   Annuity Date.............................................   47
   Annuity Income Options...................................   47
   Transfers During the Income Phase........................   49
   Deferment of Payments....................................   49
TAXES.......................................................   49
   Annuity Contracts in General.............................   49
   Tax Treatment of Distributions--Non-Qualified
     Contracts..............................................   49
   Tax Treatment of Distributions--Qualified Contracts......   50
   Minimum Distributions....................................   51
   Tax Treatment of Death Benefits..........................   51
   Contracts Owned by a Trust or Corporation................   52
   Gifts, Pledges and/or Assignments of a Contract..........   52
   Diversification and Investor Control.....................   52
OTHER INFORMATION...........................................   52
   AIG SunAmerica Life......................................   52
   The Separate Account.....................................   53
   The General Account......................................   53
   Guarantee of Insurance Obligations.......................   53
   Registration Statements..................................   53
   Payments in Connection with Distribution of the
     Contract...............................................   54
   Administration...........................................   54
   Legal Proceedings........................................   55
   Financial Statements.....................................   55
TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION....   57
APPENDIX A--CONDENSED FINANCIALS............................  A-1
APPENDIX B--DEATH BENEFITS FOLLOWING SPOUSAL CONTINUATION...  B-1
APPENDIX C--OPTIONAL LIVING BENEFIT EXAMPLES................  C-1
APPENDIX D--STATE CONTRACT AVAILABILITY AND/OR VARIATIONS OF
 CERTAIN FEATURES AND BENEFITS..............................  D-1
APPENDIX E--MARKET VALUE ADJUSTMENT ("MVA").................  E-1

GLOSSARY
--------------------------------------------------------------------------------

We have capitalized some of the technical terms used in this prospectus. To help you understand these terms, we have defined them in this glossary.

ACCUMULATION PHASE - The period during which you invest money in your contract.

ACCUMULATION UNITS - A measurement we use to calculate the value of the variable portion of your contract during the Accumulation Phase.

ANNUITANT - The person on whose life we base annuity income payments after you begin the Income Phase.

ANNUITY DATE - The date on which you select annuity income payments to begin.

ANNUITY UNITS - A measurement we use to calculate the amount of annuity income payments you receive from the variable portion of your contract during the Income Phase.

BENEFICIARY - The person designated to receive any benefits under the contract if you or the Annuitant dies.

COMPANY - Refers to AIG SunAmerica Life Assurance Company, the insurer that issues this contract. The term "we," "us," "our," and "AIG SunAmerica Life" are also used to identify the Company.

CONTINUING SPOUSE - Spouse of original contract owner at the time of death who elects to continue the contract after the death of the original contract owner.

FIXED ACCOUNT - An account, if available, that we may offer in which you may invest money and earn a fixed rate of return.

INCOME PHASE - The period, upon annuitization, during which we make annuity income payments to you.

LATEST ANNUITY DATE - Your 95th birthday or tenth contract anniversary, whichever is later.

MARKET CLOSE - The close of the New York Stock Exchange, usually at 1:00 p.m. Pacific Time.

NON-QUALIFIED (CONTRACT) - A contract purchased with after-tax dollars. In general, these contracts are not under any pension plan, specially sponsored program or individual retirement account ("IRA").

NYSE - New York Stock Exchange

OWNER - The person or entity (if a non-natural owner) with an interest or title to this contract. The term "you" or "your" are also used to identify the Owner.

PURCHASE PAYMENTS - The money you give us to buy and invest in the contract.

QUALIFIED (CONTRACT) - A contract purchased with pretax dollars. These contracts are generally purchased under a pension plan, specially sponsored program or IRA.

SEPARATE ACCOUNT - A segregated asset account maintained separately from the Company's regular portfolio of investments and general accounts. The Separate Account is established by the Company to purchase and hold the Variable Portfolios.

TRUST - Refers to the Seasons Series Trust.

UNDERLYING FUNDS - The underlying investment portfolios of the Trust in which the Variable Portfolios invest.

VARIABLE PORTFOLIO(S) - Refers collectively to the Select Portfolios, Focused Portfolios, Managed Allocation Portfolios and/or Seasons Strategies. The Variable Portfolios invest in the Underlying Funds of the Seasons Series Trust.

HIGHLIGHTS
--------------------------------------------------------------------------------

The Seasons Triple Elite Variable Annuity is a contract between you and AIG SunAmerica Life. It is designed to help you invest on a tax-deferred basis and meet long-term financial goals. There are minimum Purchase Payment amounts required to purchase a contract. Purchase Payments may be invested in the Select Portfolios, Focused Portfolios, Managed Allocation Portfolios and/or pre-allocated Seasons Strategies ("Variable Portfolios") and available fixed account options. Like all deferred annuities, the contract has an Accumulation Phase and an Income Phase. During the Accumulation Phase, you invest money in your contract. The Income Phase begins when you start receiving annuity income payments from your annuity to provide for your retirement.

FREE LOOK: You may cancel your contract within 10 days after receiving it (or whatever period is required in your state), we will cancel the contract without charging a withdrawal charge. You will receive whatever your contract is worth on the day that we receive your request. The amount refunded may be more or less than your original Purchase Payment. We will return your original Purchase Payment if required by law. SEE PURCHASING A SEASONS TRIPLE ELITE VARIABLE ANNUITY IN THE PROSPECTUS.

EXPENSES: There are fees and charges associated with the contract. Each year, we deduct a $35 contract maintenance fee from your contract, which is currently waived for contracts of $50,000 or more. We also deduct insurance charges, which equal 1.55% annually of the average daily value of your contract allocated to the Variable Portfolios. There are investment charges on amounts invested in the Variable Portfolios, including 12b-1 fees of up to 0.25%. If you elect optional features available under the contract, we may charge additional fees for these features. A separate withdrawal charge schedule applies to each Purchase Payment. The amount of the withdrawal charge declines over time. After a Purchase Payment has been made in the contract for three complete years, withdrawal charges no longer apply to that Purchase Payment. SEE THE FEE TABLE, PURCHASING A SEASONS TRIPLE ELITE VARIABLE ANNUITY AND EXPENSES IN THE PROSPECTUS.

ACCESS TO YOUR MONEY: You may withdraw money from your contract during the Accumulation Phase. If you do so, earnings are deemed to be withdrawn first. You will pay income tax on earnings and untaxed contributions when you withdraw them. Payment received during the Income Phase are considered partly a return of your original investment. A federal tax penalty may apply if you make withdrawals before age 59 1/2. As noted above, a withdrawal charge may apply. SEE ACCESS TO YOUR MONEY AND TAXES IN THE PROSPECTUS.

OPTIONAL LIVING BENEFITS: You may elect one of the optional living benefits available under your contract. For an additional fee, these features are designed to protect a portion of your investment in the event your contract value declines due to unfavorable investment performance during the Accumulation Phase and before a death benefit is payable. In addition, some of these features can provide a guaranteed income stream that may last as long as you live. SEE OPTIONAL LIVING BENEFITS BELOW.

DEATH BENEFITS: A death benefit is available under the contract to protect your Beneficiaries in the event of your death during the Accumulation Phase. Optional enhanced death benefits are also available for an additional fee. SEE DEATH BENEFITS IN THE PROSPECTUS.

INCOME OPTIONS: When you are ready to begin taking annuity income payments, you can choose to receive annuity income payments on a variable basis, fixed basis or a combination of both. You may also choose from five different annuity income options, including an option for annuity income that you cannot outlive. SEE INCOME OPTIONS IN THE PROSPECTUS.

INQUIRIES: If you have questions about your contract call your financial representative or contact us at AIG SunAmerica Life Annuity Service Center P.O. Box 54299 Los Angeles, California 90054-0299. Telephone Number: (800) 445-SUN2.

PLEASE SEE ALLOCATION OF PURCHASE PAYMENTS IN THE PROSPECTUS FOR THE ADDRESS TO WHICH YOU MUST SEND PURCHASE PAYMENTS.

THE COMPANY OFFERS SEVERAL DIFFERENT VARIABLE ANNUITY CONTRACTS TO MEET THE DIVERSE NEEDS OF OUR INVESTORS. OUR CONTRACTS MAY PROVIDE DIFFERENT FEATURES, BENEFITS, PROGRAMS AND INVESTMENT OPTIONS OFFERED AT DIFFERENT FEES AND EXPENSES. WHEN WORKING WITH YOUR FINANCIAL REPRESENTATIVE TO DETERMINE THE BEST PRODUCT TO MEET YOUR NEEDS, YOU SHOULD CONSIDER AMONG OTHER THINGS, WHETHER THE FEATURES OF THIS CONTRACT AND THE RELATED FEES PROVIDE THE MOST APPROPRIATE PACKAGE TO HELP YOU MEET YOUR RETIREMENT SAVINGS GOALS.

IF YOU WOULD LIKE MORE INFORMATION REGARDING HOW MONEY IS SHARED AMONGST OUR BUSINESS PARTNERS, INCLUDING BROKER-DEALERS AND FROM CERTAIN INVESTMENT ADVISERS OF THE UNDERLYING TRUST FUNDS, SEE THE PAYMENTS IN CONNECTION WITH DISTRIBUTION OF THE CONTRACT SECTION UNDER OTHER INFORMATION.

  PLEASE READ THE PROSPECTUS CAREFULLY FOR MORE DETAILED INFORMATION REGARDING THESE AND OTHER FEATURES AND BENEFITS OF THE CONTRACT, AS WELL AS THE RISKS OF
                                   INVESTING.

FEE TABLES
--------------------------------------------------------------------------------

THE FOLLOWING DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU BUY THE CONTRACT, TRANSFER CASH VALUE BETWEEN INVESTMENT OPTIONS OR SURRENDER THE CONTRACT. IF APPLICABLE, YOU MAY ALSO BE SUBJECT TO STATE PREMIUM TAXES.
MAXIMUM OWNER TRANSACTION EXPENSES

MAXIMUM WITHDRAWAL CHARGES
(as a percentage of each Purchase Payment)(1)...   7%

TRANSFER FEE
$25 per transfer after the first 15 transfers in any contract year.

THE FOLLOWING DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT, NOT INCLUDING UNDERLYING FUND EXPENSES WHICH ARE OUTLINED IN THE NEXT SECTION.

CONTRACT MAINTENANCE FEE(2).....................  $35

SEPARATE ACCOUNT ANNUAL EXPENSES
(deducted from the average daily ending net asset value allocated to the Variable Portfolio)

Separate Account Charge......................  1.55%
Optional Enhanced Death Benefit Fee..........  0.15%
Optional EstatePlus Fee(3)...................  0.25%
                                               -----
Total Separate Account Annual Expenses.......  1.95%

ADDITIONAL OPTIONAL FEATURE FEES

You may elect one of the following features: MarketLock, MarketLock For Two, Seasons Income Rewards, or Seasons Promise described below.

OPTIONAL MARKETLOCK FEE(4)
(calculated as a percentage of the greater of (a) Purchase Payments made in the first two years, or (b) the highest anniversary value (less Purchase Payments made after the first two years) during the period in which anniversary values are being considered, both adjusted for withdrawals during the applicable period)

                                              ANNUALIZED FEE
                                              --------------
All years in which the feature is in              0.65%
  effect....................................

OPTIONAL MARKETLOCK FOR TWO FEE(4,5)
(calculated as the percentage of the greater of (a) Purchase Payments made in the first two years, or (b) the highest contract anniversary value (less Purchase Payments made after the first two years) during the period in which anniversary values are being considered, each adjusted for excess withdrawals during the applicable period)

ALL YEARS IN WHICH THE FEATURE IS IN EFFECT   ANNUALIZED FEE
-------------------------------------------   --------------
Prior to Any Withdrawal.....................      0.40%
After the First Withdrawal..................      0.80%

OPTIONAL SEASONS INCOME REWARDS FEE(4)
(calculated as a percentage of your Purchase Payments received in the first 90 days, adjusted for withdrawals)

CONTRACT YEAR                          ANNUALIZED FEE
-------------                          --------------
0-7..................................       0.65%
8-10.................................       0.45%
11+..................................       none

OPTIONAL SEASONS PROMISE FEE(6)
(calculated as a percentage of your contract value minus Purchase Payments received after the 90th day since you purchased your contract)

CONTRACT YEAR                          ANNUALIZED FEE(5)
-------------                          -----------------
0-5..................................         0.65%
6-10.................................         0.45%
11+..................................         none

UNDERLYING FUND EXPENSES(7)

THE FOLLOWING SHOWS THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES CHARGED BY THE UNDERLYING FUNDS OF THE TRUST, BEFORE ANY WAIVERS OR REIMBURSEMENTS THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. MORE DETAIL CONCERNING THE UNDERLYING FUNDS' EXPENSES IS CONTAINED IN THE PROSPECTUS FOR THE TRUST. PLEASE READ IT CAREFULLY BEFORE INVESTING.

TOTAL ANNUAL UNDERLYING FUND
OPERATING EXPENSES                                                                               MINIMUM   MAXIMUM
----------------------------                                                                     -------   -------
(expenses that are deducted from Underlying Funds, including management fees, other expenses
and 12b-1 fees)................................................................................   0.77%     1.74%

FOOTNOTES TO THE FEE TABLE:
(1) Withdrawal Charge Schedule (as a percentage of each Purchase Payment) declines over 3 years as follows:

YEARS SINCE RECEIPT OF PURCHASE          1     2     3    4+
 PAYMENT:.............................
                                        7%    6%    6%    0%

(2) The contract maintenance fee may be waived if contract value is $50,000 or more.

(3) EstatePlus is an optional earnings enhancement death benefit. EstatePlus can only be elected if an optional enhanced death benefit is also elected.

(4) Seasons Income Rewards, MarketLock, and MarketLock For Two are optional guaranteed minimum withdrawal benefits. The applicable annualized fee is deducted from your contract value at the end of the first quarter following election and quarterly thereafter. The fee is deducted proportionately from your contract value by redeeming Accumulation Units in your Variable Portfolio(s) and reduced the dollar amount in your Fixed Account(s).

(5) Excess Withdrawals refer to amounts exceeding the maximum annual withdrawal amount available at the time of withdrawal under this feature.

(6) Seasons Promise is an optional guaranteed minimum accumulation benefit. The fee is deducted from your contract value at the end of the first quarter following election and quarterly thereafter. The fee is deducted proportionately from contract value by redeeming Accumulation Units in your Variable Portfolio(s).

(7) As of March 31, 2006.

MAXIMUM AND MINIMUM EXPENSE EXAMPLES
--------------------------------------------------------------------------------

These examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include owner transaction expenses, the contract maintenance fee if any, separate account annual expenses, available optional feature fees and Underlying Fund expenses.

The examples assume that you invest $10,000 in the contract for the time periods indicated; that your investment has a 5% return each year; and you incur the maximum and minimum fees and expenses of the Underlying Fund. Although your actual costs may be higher or lower, based on these assumptions, your costs at the end of the stated period would be:

MAXIMUM EXPENSE EXAMPLES
(assuming maximum separate account annual expenses of 1.95% including the optional enhanced death benefit and EstatePlus, MarketLock For Two (0.80%) and investment in an Underlying Portfolio with total expenses of 1.74%)

(1) If you surrender your contract at the end of the applicable time period:

1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
$1,155   $1,973    $2,298     $4,649

(2) If you annuitize your contract at the end of the applicable time period:

       1 YEAR           3 YEARS   5 YEARS   10 YEARS
---------------------   -------   -------   --------
        $455            $1,373    $2,298     $4,649

(3) If you do not surrender your contract:

1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
 $455    $1,373    $2,298     $4,649

MINIMUM EXPENSE EXAMPLES
(assuming minimum separate account annual expenses of 1.55%, no election of optional features and investment in an Underlying Portfolio with total expenses of 0.77%)

(1) If you surrender your contract at the end of the applicable time period:

1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
 $941    $1,341    $1,267     $2,710

(2) If you annuitize your contract at the end of the applicable time period:

1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
 $241     $741     $1,267     $2,710

(3) If you do not surrender your contract:

1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
 $241     $741     $1,267     $2,710

                     EXPLANATION OF FEE TABLES AND EXAMPLES

1. The purpose of the Fee Table and Expense Examples is to show you the various fees and expenses you would incur directly and indirectly by investing in this variable annuity contract. The Fee Table and Expense Examples represent both fees of the separate account as well as the maximum and minimum total annual Underlying Fund operating expenses. We converted the contract maintenance fee to a percentage (0.05%). The actual impact of the contract maintenance fee may differ from this percentage and may be waived for contract values over $50,000. Additional information on the Underlying Fund fees can be found in the Trust prospectuses.

2. In addition to the stated assumptions, the Expense Examples also assume that no transfer fees were imposed. Although premium taxes may apply in certain states, they are not reflected in the Expense Examples.

3. If you elected other optional features, your expenses would be lower than those shown in these Maximum Expense Examples. The optional living benefit fees are not calculated as a percentage of your daily net asset value but on other calculations more fully described in the prospectus. The Maximum Expense Examples assume that the Benefit Base, which is used to calculate the fee, equals contract value and that no withdrawals are taken during the stated period.

THESE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN.

 CONDENSED FINANCIAL INFORMATION APPEARS IN THE CONDENSED FINANCIAL INFORMATION
                          APPENDIX OF THIS PROSPECTUS.

THE SEASONS TRIPLE ELITE VARIABLE ANNUITY
--------------------------------------------------------------------------------

When you purchase a variable annuity, a contract exists between you and an insurance company. You are the owner of the contract. The contract provides several benefits:

     - DEATH BENEFIT: If you die during the Accumulation Phase, the insurance company pays a death benefit to your Beneficiary.

     - OPTIONAL LIVING BENEFITS: If you elect an optional living benefit, the insurance company guarantees a portion of your investment in the event your contract value declines due to unfavorable investment performance and may provide a guaranteed income stream or other benefits.

     - GUARANTEED INCOME: Once you begin the Income Phase, you receive a stream of annuity income payments for your lifetime, or another available period you select.

     - TAX DEFERRAL: This means that you do not pay taxes on your earnings from the contract until you withdraw them.

Tax-qualified retirement plans (e.g., IRAs, 401(k) or 403(b) plans) defer payment of taxes on earnings until withdrawal. If you are considering funding a tax-qualified retirement plan with an annuity, you should know that an annuity does not provide any additional tax deferral treatment of earnings beyond the treatment provided by the tax-qualified retirement plan itself. However, annuities do provide other features and benefits, which may be valuable to you. You should fully discuss this decision with your financial representative.

This variable annuity was developed to help you contribute to your retirement savings. This variable annuity works in two stages: the Accumulation Phase and the Income Phase. Your contract is in the Accumulation Phase during the period when you make Purchase Payments into the contract. The Income Phase begins after the specified waiting period when you start taking annuity income payments.

The contract is called a "variable" annuity because it allows you to invest in Variable Portfolios which, like mutual funds, have different investment objectives and performance. You can gain or lose money if you invest in these Variable Portfolios. The amount of money you accumulate in your contract depends on the performance of the Variable Portfolios in which you invest.

Fixed Accounts, if available, earn interest at a rate set and guaranteed by the Company. If you allocate money to a Fixed Account, the amount of money that accumulates in the contract depends on the total interest credited to the particular Fixed Account in which you invest.

For more information on investment options available under this contract, SEE INVESTMENT OPTIONS BELOW.

This annuity is designed to assist in contributing to retirement savings of investors whose personal circumstances allow for a long-term investment time horizon. As a function of the Internal Revenue Code ("IRC"), you may be assessed a 10% federal tax penalty on any withdrawal made prior to your reaching age
59 1/2. Additionally, you will be charged a withdrawal charge on each Purchase Payment withdrawn prior to the end of the applicable withdrawal charge period, SEE FEE TABLES ABOVE. Because of these potential penalties, you should fully discuss all of the benefits and risks of this contract with your financial representative prior to purchase.

PURCHASING A SEASONS TRIPLE ELITE VARIABLE ANNUITY
--------------------------------------------------------------------------------

An initial Purchase Payment is the money you give us to buy a contract. Any additional money you give us to invest in the contract after purchase is a subsequent Purchase Payment.

The following chart shows the minimum initial and subsequent Purchase Payments permitted under your contract. These amounts depend upon whether a contract is Qualified or Non-qualified for tax purposes. FOR FURTHER EXPLANATION, SEE TAXES BELOW.

                                              MINIMUM        MINIMUM AUTOMATIC
                       MINIMUM INITIAL       SUBSEQUENT         SUBSEQUENT
                       PURCHASE PAYMENT   PURCHASE PAYMENT   PURCHASE PAYMENT
                       ----------------   ----------------   -----------------
Qualified                  $ 2,000              $250               $100
Non-Qualified              $10,000              $500               $100

Once you have contributed at least the minimum initial Purchase Payment, you can establish an automatic payment plan that allows you to make subsequent Purchase Payments of as little as $100.

We reserve the right to refuse any Purchase Payment. Furthermore, we reserve the right to require Company approval prior to accepting Purchase Payments greater than $1,000,000. For contracts owned by a non-natural owner, we reserve the right to require prior Company approval to accept Purchase Payments greater than $250,000. We reserve the right to change the amount at which pre-approval is required at any time. Purchase Payments that would cause total Purchase Payments in all contracts issued by the Company or its affiliate, First SunAmerica Life Insurance Company, to the same owner and/or Annuitant to exceed these limits may also be subject to Company pre-approval. For any contracts that meet or exceed these dollar amount limitations, we further reserve the right to limit the death benefit amount payable in excess of contract value at the time we receive all required paperwork and satisfactory proof of death. In addition, for any contracts that meet or exceed these dollar amount limitations, we further reserve the right to impose certain limitations on available living benefits under the contract. The terms creating any limit on the maximum death or living benefit payable would be mutually agreed upon in writing by you and the Company prior to purchasing the contract.

We may not issue a contract to anyone age 86 or older on the contract issue date. We may not accept subsequent Purchase Payments from contract owners age 86 or older. In general, we will not issue a Qualified contract to anyone who is age 70 1/2 or older, unless it is shown that the minimum distribution required by the IRS is being made. If we learn of a misstatement of age, we reserve the right to fully pursue our remedies including termination of the contract and/or revocation of any age-driven benefits.

We allow this contract to be jointly owned. We may require that the joint owners be spouses. However, the age of the older owner is used to determine the availability of most age driven benefits. The addition of a joint owner after the contract has been issued is contingent upon prior review and approval by the Company.

You may assign this contract before beginning the Income Phase by sending us a written request for an assignment. Your rights and those of any other person with rights under this contract will be subject to the assignment. We reserve the right to not recognize assignments if it changes the risk profile of the owner of the contract, as determined in our sole discretion. Please see the Statement of Additional Information for details on the tax consequences of an assignment. You should consult a qualified tax advisor before assigning the contract.

ALLOCATION OF PURCHASE PAYMENTS

In order to issue your contract, we must receive your initial Purchase Payment and all required paperwork in "good order," including Purchase Payment allocation instructions at our Annuity Service Center. We will accept initial and subsequent Purchase Payments by electronic transmission from certain broker-dealer firms. In connection with arrangements we have to transact business electronically, we may have agreements in place whereby your broker-dealer may be deemed our agent for receipt of your Purchase Payments.

An initial Purchase Payment will be priced within two business days after it is received by us in good order if the Purchase Payment is received before Market Close. If the initial Purchase Payment is received after Market Close, the initial Purchase Payment will be priced within two business days after the next business day. We allocate your initial Purchase Payments as of the date such Purchase Payments are priced. If we do not have complete information necessary to issue your contract, we will contact you. If we do not have the information necessary to issue your contract within 5 business days, we will send your money back to you, or ask your permission to keep your money until we get the information necessary to issue the contract.

Any subsequent Purchase Payment will be priced as of the day it is received by us in good order if the request is received before Market Close. If the subsequent Purchase Payment is received in good order after Market Close, it will be priced as of the next business day. We invest your subsequent Purchase Payments in the Variable Portfolios and Fixed Accounts according to any allocation instructions that accompany the subsequent Purchase Payment. If we receive a Purchase Payment without allocation instructions, we will invest the money according to your allocation instructions on file.

Purchase Payments submitted by check can only be accepted by the Company at the following address:

AIG SunAmerica Life Assurance Company
P.O. Box 100330
Pasadena, CA 91189-0330

Purchase payments sent to the Annuity Service Center will be forwarded to the address above.

Overnight deliveries of Purchase Payments can only be accepted at the following address:

JP Morgan Chase National Processing Center
Lock Box 100330
Building #6, Suite 120
2710 Media Center Drive
Los Angeles, CA 90065

Delivery of Purchase Payments to any other address will result in a delay in crediting your contract until the Purchase Payment is received at the appropriate address.

ACCUMULATION UNITS

When you allocate a Purchase Payment to the Variable Portfolios, we credit your contract with Accumulation Units of the Separate Account. We base the number of Accumulation Units you receive on the unit value of the Variable Portfolio as of the day we receive your money if we receive it before that day's Market Close, or on the next business day's unit value if we receive your money after that day's Market Close. The value of an Accumulation Unit goes up and down based on the performance of the Variable Portfolios.

We calculate the value of an Accumulation Unit each day that the NYSE is open as follows:

     1. We determine the total value of money invested in a particular Variable Portfolio;

     2. We subtract from that amount all applicable daily asset based charges;
        and

     3. We divide this amount by the number of outstanding Accumulation Units.

We determine the number of Accumulation Units credited to your contract by dividing the Purchase Payment by the Accumulation Unit value for the specific Variable Portfolio.

     EXAMPLE:

     We receive a $25,000 Purchase Payment from you on Wednesday. You allocate the money to Variable Portfolio A. We determine that the value of an Accumulation Unit for Variable Portfolio A is $11.10 at Market Close on Wednesday. We then divide $25,000 by $11.10 and credit your contract on Wednesday night with 2,252.2523 Accumulation Units for Variable Portfolio A.

RIGHT TO EXAMINE

You may cancel your contract within ten days after receiving it (or longer if required by state law). We call this a "free look." To cancel, you must mail the contract along with your free look request to our Annuity Service Center at P.O. Box 54299, Los Angeles, California 90054-0299.

If you decide to cancel your contract during the free look period, generally we will refund to you the value of your contract on the day we receive your request.

Certain states require us to return your Purchase Payments upon a free look request. Additionally, all contracts issued as an IRA require the full return of Purchase Payments upon a free look. If your contract was issued in a state requiring return of Purchase Payments or as an IRA, and you cancel your contract during the free look period, we return the greater of (1) your Purchase Payments; or (2) the value of your contract.

With respect to those contracts, we reserve the right to invest your money in the Cash Management Variable Portfolio during the free look period. If we place your money in the Cash Management Variable Portfolio during the free look period, we will allocate your money according to your instructions at the end of the applicable free look period.

EXCHANGE OFFERS

From time to time, we allow you to exchange an older variable annuity issued by the Company or one of its affiliates, for a newer product with different features and benefits issued by the Company or one of its affiliates. Such an exchange offer will be made in accordance with applicable federal securities laws and state insurance rules and regulations. We will provide the specific terms and conditions of any such exchange offer at the time the offer is made.

INVESTMENT OPTIONS
--------------------------------------------------------------------------------
The contract offers Variable Portfolios and, if available, Fixed Accounts. We designed the contract to meet your varying investment needs over time. You can achieve this by using the Variable Portfolios alone or in concert with the Fixed Accounts. The Variable Portfolios are only available through the purchase of certain variable annuities. A mixture of your investment in the Variable Portfolios and Fixed Accounts may lower the risk associated with investing only in a Variable Portfolio.

VARIABLE PORTFOLIOS
Each of the Variable Portfolios invests in Underlying Funds of Seasons Series Trust. AIG SunAmerica Asset Management Corp. ("AIG SAAMCo"), an affiliate of the Company, manages Seasons Series Trust. AIG SAAMCo has engaged subadvisers to provide investment advice for certain of the Underlying Funds.

Special note should be taken of the similarities and differences between the Seasons Managed Allocation Portfolios and the Seasons Strategies, described in detail below. Each alternative reflects an allocation model. The Seasons Managed Allocation Portfolios differ from the Seasons Strategies in the following respects. A professional manager actively manages the Seasons Managed Allocation Portfolios' investments in the Select and Focused Portfolios. The Seasons Strategies are limited to investment in the specified funds of the Seasons Series Trust with a pre-determined target asset allocation mix that does not change over the life of the contract. Thus, the Seasons Managed Allocation Portfolios are responsive to changing market conditions, and current judgments of professional management, while the Seasons Strategies assume that the pre-determined asset allocation mix will continue to be consistent with its risk objective. Please read carefully the descriptions of each alternative for more details.

YOU SHOULD READ THE PROSPECTUS FOR THE SEASONS SERIES TRUST CAREFULLY BEFORE INVESTING. THE TRUST PROSPECTUS WHICH IS ATTACHED HERETO CONTAINS DETAILED INFORMATION ABOUT THE UNDERLYING INVESTMENT PORTFOLIOS INCLUDING INVESTMENT OBJECTIVE, GOALS AND RISK FACTORS.

Each Variable Portfolio and its respective managers are:

SELECT PORTFOLIOS

LARGE CAP GROWTH            AIG Global Investment Corp. ("AIGGIC"), Goldman Sachs Asset
                            Management, L.P. ("GSAM"), Janus Capital Management LLC.
                            ("Janus")
LARGE CAP COMPOSITE         AIGGIC, AIG SAAMCo, T. Rowe Price Associates, Inc. ("T. Rowe
                            Price")
LARGE CAP VALUE             AIGGIC, T. Rowe Price, Wellington Management Company, LLP.
                            ("Wellington Management")
MID CAP GROWTH              AIGGIC, T. Rowe Price, Wellington Management
MID CAP VALUE               AIGGIC, GSAM, Lord, Abbett & Co. LLC. ("Lord Abbett")
SMALL CAP                   AIGGIC, AIG SAAMCo, Salomon Brothers Asset Management Inc.
                            ("Salomon")
INTERNATIONAL EQUITY        AIGGIC, Goldman Sachs Asset Management Int'l., Lord Abbett
DIVERSIFIED FIXED INCOME    AIGGIC, AIG SAAMCo, Wellington Management
STRATEGIC FIXED INCOME      AIGGIC, Franklin Advisers, Inc., Salomon
CASH MANAGEMENT             Columbia Management Advisors, LLC

FOCUSED PORTFOLIOS

FOCUS GROWTH                Credit Suisse Asset Management, Inc., Janus, Marsico Capital
                            Management LLC. ("Marsico")
FOCUS GROWTH AND INCOME     AIG SAMMCo, Marsico, Thornburg Investment Management, Inc.
FOCUS VALUE                 J.P. Morgan Investment Inc. ("J.P. Morgan"), Northern Trust
                            Investments, N.A. ("Northern Trust"), Third Avenue
                            Management, LLC.
FOCUS TECHNET               AIG SAAMCo, BAMCO, Inc., RCM Capital Management LLC.

SEASONS MANAGED ALLOCATION PORTFOLIOS

Managed by: Ibbotson Associates Advisors, LLC. ("Ibbotson")

ALLOCATION GROWTH
ALLOCATION MODERATE GROWTH
ALLOCATION MODERATE
ALLOCATION BALANCED

SEASONS STRATEGIES

Managed by: AIG SAAMCo., Janus, Lord Abbett, Putnam, T. Rowe Price, Wellington Management.

GROWTH STRATEGY                     (which invests in Stock Portfolio, Asset Allocation:
                                    Diversified Growth Portfolio and Multi-Managed Growth
                                    Portfolio)

MODERATE GROWTH STRATEGY            (which invests in Stock Portfolio, Asset Allocation:
                                    Diversified Growth Portfolio and Multi-Managed Moderate
                                    Growth Portfolio)

BALANCED GROWTH STRATEGY            (which invests in Stock Portfolio, Asset Allocation:
                                    Diversified Growth Portfolio and Multi-Managed Income/Equity
                                    Portfolio)

CONSERVATIVE GROWTH STRATEGY        (which invests in Stock Portfolio, Asset Allocation:
                                    Diversified Growth Portfolio and Multi-Managed Income
                                    Portfolio)

SELECT AND FOCUSED PORTFOLIOS
The Select Portfolios each have a distinct investment objective, utilizing a disciplined investing style to achieve its objective. Each Select Portfolio invests in an Underlying Fund of the Seasons Series Trust. Except for the Cash Management Variable Portfolio, each Select Portfolio is multi-managed by a team of three subadvisers. One component of each Select Portfolio invests in an unmanaged component that tracks a particular target index or subset of an index. The other two components are actively managed with the exception of the Diversified Fixed Income and Strategic Fixed Income Portfolios which do not have an unmanaged component but three components which are all actively managed. The unmanaged component of each Select Portfolio is intended to balance some of the risks associated with an actively traded portfolio.

Each multi-managed Focused Portfolio offers you at least three different professional managers. Each professional manager advises a separate portion of the Focused Portfolio. Each manager actively selects a limited number of stocks that represent their best stock selections. This approach to investing results in a more concentrated portfolio, which will be less diversified than the Select Portfolios, and may be subject to greater market risks.

SEASONS MANAGED ALLOCATION PORTFOLIOS

Each Seasons Managed Allocation Portfolios has a different investment goal. Each Seasons Managed Allocation Portfolio is structured as a "fund-of-funds," which means that it pursues its investment goal by investing its assets in a combination of the Select Portfolios and the Focused Portfolios. A fund-of-funds strategy generally offers investors an efficient means of diversification among a number of mutual funds while obtaining professional management in determining which funds to select, how much of their assets to commit to each fund, and when to make that selection.

Each Seasons Managed Allocation Portfolio is managed by a professional manager, Ibbotson Associates Advisors, LLC ("Ibbotson"). Ibbotson creates a target allocation annually for each Seasons Managed Allocation Portfolio. The target allocation will reflect the percentage in which a Seasons Managed Allocation Portfolio should invest in the Select and Focused Portfolios. Due to market movements, portfolio management decisions or cash flow consideration, Ibbotson may determine that a Seasons Managed Allocation Portfolio's investments in the Select and Focused Portfolios require adjustments in order to meet its target allocation. Generally, Ibbotson will manage the investments among the Select and Focused Portfolios for each Seasons Managed Allocation Portfolio to match its target allocation and to rebalance assets back to the target allocation, as it deems necessary.

This approach allows the Seasons Managed Allocation Portfolios to offer professional asset management on two levels: 1) the fund management of each underlying Select and Focused Portfolio; and 2) the overlay portfolio management provided by Ibbotson.

Each Seasons Managed Allocation Portfolio can invest in as many as all of the Select and Focused Portfolios. The four Seasons Managed Allocation Portfolios are:

SEASONS MANAGED ALLOCATION PORTFOLIOS    OBJECTIVE                           INVESTMENT STRATEGY
Allocation Growth Portfolio              Long-term capital appreciation      Invest primarily in equity-based
                                                                             portfolios. Designed to provide
                                                                             higher growth potential, while
                                                                             maintaining risk at a reasonable
                                                                             level.
Allocation Moderate Growth Portfolio     Long-term capital appreciation      Focuses on equity investing to
                                                                             help maximize growth potential,
                                                                             but also invests a portion of its
                                                                             assets in the bond market for
                                                                             income.
Allocation Moderate Portfolio            Long-term capital appreciation      Combines equity investing with
                                         and moderate current income         increased exposure to fixed income
                                                                             investing. Designed for investors
                                                                             who want growth, but who are also
                                                                             seeking a moderate level of
                                                                             income.
Allocation Balanced Portfolio            Long-term capital appreciation      Offers the greatest exposure to
                                         and income                          fixed income. Designed for
                                                                             investors who need greater balance
                                                                             of growth potential and current
                                                                             income.

SEASONS STRATEGIES

Each Seasons Strategies has a different investment objective. Each Seasons Strategy is a Variable Portfolio of the Separate Account that invests in three Underlying Funds. The Seasons Strategies differ from the other Variable Portfolios because they each invest in more than one Underlying Fund of Seasons Series Trust. The allocation of money among these Underlying Funds varies depending on the objective of the Seasons Strategy. We designed the Seasons Strategies utilizing an asset allocation approach to meet your investment needs over time, considering factors such as your age, goals and risk tolerance. However, each Seasons Strategy is designed to achieve different levels of growth over time.

The three Underlying Funds in which a Seasons Strategy can invest are detailed on the pie chart below. The percentage that any one of these components represents in each Multi-Managed Portfolio varies in accordance with the investment objective. The Underlying Funds comprising the Seasons Strategies may only be purchased by the Seasons Strategies.

The Seasons Strategies use an investment approach based on asset allocation. This approach is achieved by each Seasons Strategy investing in distinct percentages in three specific Underlying Funds. In turn, the Underlying Funds invest in a combination of domestic and international stocks, bonds and cash. The goal for each Seasons Strategy is to have a specified asset mix of stocks, bonds and cash in accordance with the specified objective of the Seasons Strategy and relative to the Underlying Funds in which the Seasons Strategy invests. The stated target asset allocation percentages and the mix of Underlying Funds comprising each Seasons Strategy does not change for the life of the contract.

SEASONS STRATEGY REBALANCING

At the beginning of each quarter a rebalancing occurs among the Underlying Funds to realign each Seasons Strategy with its distinct percentage investment detailed below in the three Underlying Funds. This rebalancing is designed to help maintain the asset allocation mix for each Seasons Strategy. The pie charts on the following page demonstrate:

     - the asset allocation mix for each Seasons Strategy; and

     - the percentage allocation of each Underlying Fund in which the Seasons Strategy invests.

On the first business day of each quarter (or as close to such date as is administratively practicable) your money will be allocated among the various Underlying Funds according to the percentages set forth on the next page. Additionally, within each Multi-Managed Portfolio, your money will be rebalanced among the various components. Rebalancing a Seasons Strategy may involve shifting a portion of assets out of Underlying Funds with higher returns into Underlying Funds with relatively lower returns.


GROWTH STRATEGY                                                     MODERATE GROWTH STRATEGY
    GOAL: Long-term growth of capital, allocating its assets            GOAL: Growth of capital through investments in equities,
primarily to stocks. This Seasons Strategy may be best suited       with a secondary objective of conservation of principal by
for those with longer periods to invest.                            allocating more of its assets to bonds than the Growth
Target Asset Allocation:                                            Strategy. This Seasons Strategy may be best suited for those
    Stocks 80%        Bonds 15%        Cash 5%                      nearing retirement years but still earning income.
                                                                    Target Asset Allocation:
[GROWTH STRATEGY CHART]                                                 Stocks 70%        Bonds 25%        Cash 5%
Stock Portfolio (T Rowe Price) - 25%
Asset Allocation: Diversified Growth Portfolio (Putnam) - 25%       [MODERATE GROWTH CHART]
Multi-Managed Growth Portfolio - 50%                                Stock Portfolio (T Rowe Price) - 20%
  Fixed Income component (Wellington) - 10%                         Asset Allocation: Diversified Growth Portfolio (Putnam) - 25%
  Balanced component (Lord Abbett/AIG SAAMCo) - 10%                 Multi-Managed Moderate Growth Portfolio - 55%
  Aggressive Growth component (AIG SAAMCo) - 10%                      Fixed Income component (Wellington) - 19.8%
  Growth component (Janus) - 20%                                      Balanced component (Lord Abbett/AIG SAAMCo) - 9.9%
                                                                      Aggressive Growth component (AIG SAAMCo) - 9.9%
                                                                      Growth component (Janus) - 15.4%


BALANCED GROWTH STRATEGY                                            CONSERVATIVE GROWTH STRATEGY
    GOAL: Focuses on conservation of principal by investing             GOAL: Capital preservation while maintaining some
in a more balanced weighting of stocks and bonds, with a            potential for growth over the long term. This Seasons
secondary objective of seeking a high total return. This            Strategy may be best suited for those with lower investment
Seasons Strategy may be best suited for those approaching           risk tolerance.
retirement and with less tolerance for investment risk.             Target Asset Allocation:
Target Asset Allocation:                                                Stocks 42%        Bonds 53%        Cash 5%
    Stocks 55%        Bonds 40%        Cash 5%
                                                                    [CONSERVATIVE GROWTH CHART]
[BALANCED GROWTH CHART]                                             Stock Portfolio (T Rowe Price) - 15%
Stock Portfolio (T Rowe Price) - 20%                                Asset Allocation: Diversified Growth Portfolio (Putnam) - 25%
Asset Allocation: Diversified Growth Portfolio (Putnam) - 25%       Multi-Managed Income Portfolio - 60%
Multi-Managed Income/Equity Portfolio - 55%                           Fixed Income component (Wellington) - 45%
  Fixed Income component (Wellington) - 29.7%                         Balanced component (Lord Abbett/AIG SAAMCo) - 10.2%
  Balanced component (Lord Abbett/AIG SAAMCo) - 15.4%                 Growth component (Janus) - 4.8%
  Growth component (Janus) - 9.9%

FIXED ACCOUNTS

Your contract may offer Fixed Accounts for varying guarantee periods. A Fixed Account may be available for differing lengths of time (such as 1, 3, or 5 years). Each guarantee period may have different guaranteed interest rates.

We guarantee that the interest rate credited to amounts allocated to any Fixed Account guarantee periods will never be less than the minimum guaranteed interest rate specified in your contract. Once the rate is established, it will not change for the duration of the guarantee period. We determine which, if any, guarantee periods will be offered at any time in our sole discretion, unless state law requires us to do otherwise. Please check with your financial representative regarding the availability of Fixed Accounts.

There are three categories of interest rates for money allocated to the Fixed Accounts. The applicable rate is guaranteed until the corresponding guarantee period expires. With each category of interest rate, your money may be credited a different rate as follows:

     - INITIAL RATE: The rate credited to any portion of the initial Purchase Payment allocated to a Fixed Account.

     - CURRENT RATE: The rate credited to any portion of a subsequent Purchase Payment allocated to a Fixed Account.

     - RENEWAL RATE: The rate credited to money transferred from a Fixed Account or a Variable Portfolio into a Fixed Account and to money remaining in a Fixed Account after expiration of a guarantee period.

When a guarantee period ends, you may leave your money in the same Fixed Account or you may reallocate your money to another Fixed Account or to the Variable Portfolios. If you do not want to leave your money in the same Fixed Account, you must contact us within 30 days after the end of the guarantee period and provide us with new allocation instructions. WE DO NOT CONTACT YOU. IF YOU DO NOT CONTACT US, YOUR MONEY WILL REMAIN IN THE SAME FIXED ACCOUNT WHERE IT WILL EARN INTEREST AT THE RENEWAL RATE THEN IN EFFECT FOR THAT FIXED ACCOUNT.

If available, you may systematically transfer interest earned in available Fixed Accounts into any of the Variable Portfolios on certain periodic schedules offered by us. Systematic transfers may be started, changed or terminated at any time by contacting our Annuity Service Center. Check with your financial representative about the current availability of this service.

At any time we are crediting the minimum guaranteed interest rate specified in your contract, we reserve the right to restrict your ability to make transfers and Purchase Payments into the Fixed Accounts. All Fixed Accounts may not be available in your state. Please check with your financial representative regarding the availability of Fixed Accounts.

If your contract offered Fixed Accounts subject to a market value adjustment, please see the Market Value Adjustment ("MVA") Appendix in this prospectus for additional information.

DOLLAR COST AVERAGING FIXED ACCOUNTS

You may invest initial and/or subsequent Purchase Payments in the dollar cost averaging ("DCA") Fixed Accounts, if available. The minimum Purchase Payment that you must invest for the 6-month DCA Fixed Account is $600 and for the 12-month DCA Fixed Account is $1,200. Purchase Payments less than these minimum amounts will automatically be allocated to the Variable Portfolios according to your instructions or your current allocation instruction on file.

DCA Fixed Accounts credit a fixed rate of interest and can only be elected to facilitate a DCA program. SEE DOLLAR COST AVERAGING PROGRAM BELOW for more information. Interest is credited to amounts allocated to the DCA Fixed Accounts while your money is transferred to the Variable Portfolios over certain specified time frames. The interest rates applicable to the DCA Fixed Accounts may differ from those applicable to any other Fixed Account but will never be less than the minimum guaranteed interest rate specified in your contract. However, when using a DCA Fixed Account, the annual interest rate is paid on a declining balance as you systematically transfer your money to the Variable Portfolios. Therefore, the actual effective yield will be less than the stated annual crediting rate. Please note, for administrative reasons, we accumulate all subsequent Purchase Payments made in a given month into a single trade, and apply the fixed rate of interest available at that time. We reserve the right to change the availability of DCA Fixed Accounts offered, unless state law requires us to do otherwise.

DOLLAR COST AVERAGING PROGRAM

The DCA program allows you to invest gradually in the Variable Portfolios at no additional cost. Under the program, you systematically transfer a specified dollar amount or percentage of contract value from a Variable Portfolio, Fixed Account or DCA Fixed Account ("source account") to any other Variable Portfolio ("target account"). Transfers occur on a monthly periodic schedule. The minimum transfer amount under the DCA program is $100 per transaction, regardless of the source account. Fixed Accounts are not available as target accounts for the DCA program. Transfers resulting from your participation in the DCA program are not counted towards the number of free transfers per contract year.

We may also offer DCA Fixed Accounts as source accounts exclusively to facilitate the DCA program for a specified time period. The DCA Fixed Account only accepts initial or subsequent Purchase Payments. You may not make a transfer from a Variable Portfolio or Fixed Account into a DCA Fixed Account.

You may terminate the DCA program at any time. If you terminate the DCA program and money remains in the DCA Fixed Accounts, we transfer the remaining money according to your current allocation instructions on file.

The DCA program is designed to lessen the impact of market fluctuations on your investment. However, the DCA program can neither guarantee a profit nor protect your investment against a loss. When you elect the DCA program, you are continuously investing in securities fluctuating at different price levels. You should consider your tolerance for investing through periods of fluctuating price levels.

     EXAMPLE OF DCA PROGRAM:

     Assume that you want to move $750 each month from one Variable Portfolio to another Variable Portfolio over six months. You set up a DCA program and purchase Accumulation Units at the following values:

  ----------------------------------------------------------------------------
  MONTH             ACCUMULATION UNIT                  UNITS PURCHASED
  ----------------------------------------------------------------------------
     1                    $ 7.50                             100
     2                    $ 5.00                             150
     3                    $10.00                              75
     4                    $ 7.50                             100
     5                    $ 5.00                             150
     6                    $ 7.50                             100
  ----------------------------------------------------------------------------

     You paid an average price of only $6.67 per Accumulation Unit over six months, while the average market price actually was $7.08. By investing an equal amount of money each month, you automatically buy more Accumulation Units when the market price is low and fewer Accumulation Units when the market price is high. This example is for illustrative purposes only.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE DCA PROGRAM AT ANY
TIME.

TRANSFERS DURING THE ACCUMULATION PHASE

Subject to our rules, restrictions and policies, during the Accumulation Phase you may transfer funds between the Variable Portfolios and/or any Fixed Accounts by telephone, through the Company's website (www.aigsunamerica.com), in writing by mail, or facsimile. All transfer instructions submitted via facsimile must be sent to (818) 615-1543; otherwise they will not be considered received by us. We may accept transfers by telephone or the Internet unless you tell us not to on your contract application. When receiving instructions over the telephone or the Internet, we have procedures to provide reasonable assurance that the transactions executed are genuine. Thus, we are not responsible for any claim, loss or expense from any error resulting from instructions received over the telephone or the Internet. If we fail to follow our procedures, we may be liable for any losses due to unauthorized or fraudulent instructions.

Any transfer request will be priced as of the day it is received by us in good order if the request is received before Market Close. If the transfer request is received after Market Close, the request will be priced as of the next business day.

Funds already in your contract cannot be transferred into the DCA Fixed Accounts. You must transfer at least $100 per transfer. If less than $100 remains in any Variable Portfolio after a transfer, that amount must be transferred as well.

TRANSFER POLICIES

We do not want to issue this variable annuity contract to contract owners engaged in trading strategies that seek to benefit from short-term price fluctuations or price inefficiencies in the Variable Portfolios of this product ("Short-Term Trading") and we discourage Short-Term Trading as more fully described below. However, we cannot always anticipate if a potential contract owner intends to engage in Short-Term Trading. Short-Term Trading may create risks that may result in adverse effects on investment return of an Underlying Fund. Such risks may include, but are not limited to: (1) interference with the management and planned investment strategies of an Underlying Fund and/or (2) increased brokerage and administrative costs due to forced and unplanned fund turnover; both of which may dilute the value of the shares in the Underlying Fund and reduce value for all investors in the Variable Portfolio. In addition to negatively impacting the contract owner, a reduction in contract value may also be harmful to annuitants and/or beneficiaries.

We have adopted the following administrative procedures to discourage Short-Term Trading.

We charge for transfers in excess of 15 in any contract year. Currently, the fee is $25 for each transfer exceeding this limit. Transfers resulting from your participation in the DCA or Automatic Asset Rebalancing programs are not counted towards the number of free transfers per contract year.

In addition to charging a fee when you exceed 15 transfers as described in the preceding paragraph, all transfer requests in excess of 5 transfers within a rolling six-month look-back period must be submitted by United States Postal Service first-class mail ("U.S. Mail") for twelve months from the date of your 5th transfer request ("Standard U.S. Mail Policy"). For example, if you made a transfer on February 15, 2006 and within the previous six months (from August 15, 2005 forward) you made 5 transfers including the February 15th transfer, then all transfers made for twelve months after February 15, 2006 must be submitted by U.S. Mail (from February 16, 2006 through February 15, 2007). We will not accept transfer requests sent by any other medium except U.S. Mail during this 12-month period. Transfer requests required to be submitted by U.S. Mail can only be cancelled by a written request sent by U.S. Mail with the appropriate paperwork received prior to the execution of the transfer. All transfers made on the same day prior to Market Close are considered one transfer request. Transfers resulting from your participation in the DCA or Automatic Asset Rebalancing programs are not included for the purposes of determining the number of transfers before applying the Standard U.S. Mail Policy. We apply the Standard U.S. Mail Policy uniformly and consistently to all contract owners except for omnibus group contracts as described below.

We believe that the Standard U.S. Mail Policy is a sufficient deterrent to Short-Term Trading. However, we may become aware of transfer patterns among the Variable Portfolios and/or Fixed Accounts which reflect what we consider to be Short-Term Trading or otherwise detrimental to the Variable Portfolios but have not yet triggered the limitations of the Standard U.S. Mail Policy described above. If such transfer activity comes to our attention, we may require you to adhere to our Standard U.S. Mail Policy prior to reaching the specified number of transfers ("Accelerated U.S. Mail Policy"). To the extent we become aware of Short-Term Trading activities which cannot be reasonably controlled by the Standard U.S. Mail Policy or the Accelerated U.S. Mail Policy, we reserve the right to evaluate, in our sole discretion, whether to impose further limits on the number and frequency of transfers you can make, impose minimum holding periods and/or reject any transfer request or terminate your transfer privileges. We will notify you in writing if your transfer privileges are terminated. In addition, we reserve the right not to accept transfers from a third party acting for you and not to accept preauthorized transfer forms.

Some of the factors we may consider when determining whether to accelerate the Standard U.S. Mail Policy, reject or impose other conditions on transfer privileges include:

     (1) the number of transfers made in a defined period;

     (2) the dollar amount of the transfer;

     (3) the total assets of the Variable Portfolio involved in the transfer and/or transfer requests that represent a significant portion of the total assets of the Variable Portfolio;

     (4) the investment objectives and/or asset classes of the particular Variable Portfolio involved in your transfers;

     (5) whether the transfer appears to be part of a pattern of transfers to take advantage of short-term market fluctuations or market inefficiencies; and/or

     (6) other activity, as determined by us, that creates an appearance, real or perceived, of Short-Term Trading.

Notwithstanding the administrative procedures above, there are limitations on the effectiveness of these procedures. Our ability to detect and/or deter Short-Term Trading is limited by operational systems and technological limitations. We cannot guarantee that we will detect and/or deter all Short-Term Trading. To the extent that we are unable to detect and/or deter Short-Term Trading, the Variable Portfolios may be negatively impacted as described above. Additionally, the Variable Portfolios may be harmed by transfer activity related to other insurance companies and/or retirement plans or other investors that invest in shares of the Underlying Fund. You should be aware that the design of our administrative procedures involves inherently subjective decisions, which we attempt to make in a fair and reasonable manner consistent with the interests of all owners of this contract. We do not enter into agreements with contract owners whereby we permit or intentionally disregard Short-Term Trading.

The Standard and Accelerated U.S. Mail Policies are applied uniformly and consistently to contract owners utilizing third party trading services/strategies performing asset allocation services for a number of contract owners at the same time. You should be aware that such third party trading services may engage in transfer activities that can also be detrimental to the Variable Portfolios. These transfer activities may not be intended to take advantage of short-term price fluctuations or price inefficiencies. However, such activities can create the same or similar risks to Short-Term Trading and negatively impact the Variable Portfolios as described above.

Omnibus group contracts may invest in the same Underlying Funds available in your contract but on an aggregate, not individual basis. Thus, we have limited ability to detect Short-Term Trading in omnibus group contracts and the Standard U.S. Mail Policy does not apply to these contracts. Our inability to detect Short-Term Trading may negatively impact the Variable Portfolios as described above.

WE RESERVE THE RIGHT TO MODIFY THE POLICIES AND PROCEDURES DESCRIBED IN THIS SECTION AT ANY TIME. To the extent that we exercise this reservation of rights, we will do so uniformly and consistently unless we disclose otherwise.

For information regarding transfers during the Income Phase, SEE INCOME OPTIONS BELOW.

AUTOMATIC ASSET REBALANCING PROGRAM

Market fluctuations may cause the percentage of your investment in the Variable Portfolios to differ from your original allocations. Under the Automatic Asset Rebalancing program, your investments in the Variable Portfolios are periodically rebalanced to return your allocations to the percentages given at your last instruction for no additional charge. Automatic Asset Rebalancing typically involves shifting a portion of your money out of a Variable Portfolio with a higher return into a Variable Portfolio with a lower return. At your request, rebalancing occurs on a quarterly, semiannual or annual basis. Transfers resulting from your participation in this program are not counted against the number of free transfers per contract year.

     EXAMPLE OF AUTOMATIC ASSET REBALANCING PROGRAM:

     Assume that you want your initial Purchase Payment split between two Variable Portfolios. You want 50% in a bond Variable Portfolio and 50% in a stock Variable Portfolio. Over the next calendar quarter, the bond market does very well while the stock market performs poorly. At the end of the calendar quarter, the bond Variable Portfolio now represents 60% of your holdings because it has increased in value and the growth

     Variable Portfolio represents 40% of your holdings. If you chose quarterly rebalancing, on the last day of that quarter, we would sell some of your Accumulation Units in the bond Variable Portfolio to bring its holdings back to 50% and use the money to buy more Accumulation Units in the stock Variable Portfolio to increase those holdings to 50%.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE AUTOMATIC ASSET REBALANCING PROGRAM AT ANY TIME.

RETURN PLUS PROGRAM

The Return Plus program, available only if we are offering multi-year Fixed Accounts, allows you to invest in one or more Variable Portfolios without directly putting your Purchase Payment at risk. The program, available for no additional charge, accomplishes this by allocating your investment strategically between the Fixed Accounts and Variable Portfolios. You decide how much you want to invest and approximately when you want a return of Purchase Payments. We calculate how much of your Purchase Payment to allocate to the particular Fixed Account to ensure that it grows to an amount equal to your total Purchase Payment invested under this program. We invest the rest of your Purchase Payment in the Variable Portfolio(s) according to your allocation instructions.

     EXAMPLE OF RETURN PLUS PROGRAM:

     Assume that you want to allocate a portion of your initial Purchase Payment of $100,000 to a multi-year Fixed Account. You want the amount allocated to the multi-year Fixed Account to grow to $100,000 in 3 years. If the 3-year Fixed Account is offering a 4% interest rate, Return Plus will allocate $88,900 to the 3-year Fixed Account to ensure that this amount will grow to $100,000 at the end of the 3-year period. The remaining $11,100 may be allocated among the Variable Portfolios according to your allocation instructions.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE RETURN PLUS PROGRAM AT ANY TIME.

VOTING RIGHTS

The Company is the legal owner of the Trusts' shares. However, when an Underlying Fund solicits proxies in conjunction with a shareholder vote, we must obtain your instructions on how to vote those shares. We vote all of the shares we own in proportion to your instructions. This includes any shares we own on our own behalf. Should we determine that we are no longer required to comply with these rules, we will vote the shares in our own right.

SUBSTITUTION, ADDITION OR DELETION OF VARIABLE PORTFOLIOS

We may, subject to any applicable law, make certain changes to the Variable Portfolios offered in your contract. We may offer new Variable Portfolios or stop offering existing Variable Portfolios. New Variable Portfolios may be made available to existing contract owners and Variable Portfolios may be closed to new or subsequent Purchase Payments, transfers or allocations. In addition, we may also liquidate the shares of any Variable Portfolio, substitute the shares of one Underlying Fund held by a Variable Portfolio for another and/or merge Variable Portfolio or cooperate in a merger of Underlying Funds. To the extent required by the Investment Company Act of 1940, we may be required to obtain SEC approval or your approval.

ACCESS TO YOUR MONEY
--------------------------------------------------------------------------------

You can access money in your contract by making a partial withdrawal and/or by receiving annuity income payments during the Income Phase. See INCOME OPTIONS below. Any request for withdrawal will be priced as of the day it is received by us in good order if the request is received before Market Close. If the request for withdrawal is received after Market Close, the request will be priced as of the next business day.

Generally, we deduct a withdrawal charge applicable to any partial or total withdrawal before the end of the withdrawal charge period. If you made a total withdrawal, we also deduct premium taxes if applicable and a contract maintenance fee. SEE EXPENSES BELOW.

Under most circumstances, the partial withdrawal minimum is $1,000. We require that the value left in any Variable Portfolio or Fixed Accounts be at least $100, after the withdrawal and your total contract value must be at least $500. You must send a written withdrawal request. For withdrawals of $500,000 and more, you must submit a signature guarantee at the time of your request. Unless you provide us with different instructions, partial withdrawals will be made proportionately from each Variable Portfolio and the Fixed Account in which you are invested. IN THE EVENT THAT A PROPORTIONATE PARTIAL WITHDRAWAL WOULD CAUSE THE VALUE OF ANY VARIABLE PORTFOLIO OR FIXED ACCOUNT INVESTMENT TO BE LESS THAN $100, WE WILL CONTACT YOU TO OBTAIN ALTERNATE INSTRUCTIONS ON HOW TO STRUCTURE THE WITHDRAWAL.

Withdrawals made prior to age 59 1/2 may result in a 10% IRS penalty tax. SEE TAXES BELOW. Under certain Qualified plans, access to the money in your contract may be restricted.

We may be required to suspend or postpone the payment of a withdrawal for any period of time when: (1) the NYSE is closed (other than a customary weekend and holiday closings); (2) trading with the NYSE is restricted; (3) an emergency exists such that disposal of or determination of the value of shares of the Variable Portfolios is not reasonably practicable; (4) the SEC, by order, so permits for the protection of contract owners.

Additionally, we reserve the right to defer payments for a withdrawal from a Fixed Account for up to six months.

FREE WITHDRAWAL PROVISION

Your contract provides for a free withdrawal amount each year. A free withdrawal amount is the portion of your contract that we allow you to take out each year without being charged a withdrawal charge. HOWEVER, UPON A FUTURE TOTAL WITHDRAWAL OF YOUR CONTRACT, IF WITHDRAWAL CHARGES ARE STILL APPLICABLE, ANY PREVIOUS FREE WITHDRAWALS OF PURCHASE PAYMENTS WOULD BE SUBJECT TO A WITHDRAWAL CHARGE.

Purchase Payments in excess of your free withdrawal amount, that are withdrawn prior to the end of the withdrawal schedule, will result in payment of a withdrawal charge. The amount of the withdrawal charge and how it applies are discussed more fully in EXPENSES below. You should consider, before purchasing this contract, the effect this withdrawal charge will have on your investment if you need to withdraw more money than the free withdrawal amount. You should fully discuss this decision with your financial representative.

To determine your free withdrawal amount and your withdrawal charge, we refer to two special terms: "penalty free earnings" and the "total invested amount."

The penalty-free earnings amount is your contract value less your total invested amount. The total invested amount is the total of all Purchase Payments less portions of prior withdrawals that reduce your total invested amount as follows:

     - Free withdrawals in any year that were in excess of your penalty-free earnings and were based on the portion of the total invested amount that was no longer subject to withdrawal charges at the time of the withdrawal; and

     - Any prior withdrawals (including withdrawal charges applicable to those withdrawals) of the total invested amount on which you already paid a withdrawal charge.

When you make a withdrawal, we deduct it from penalty-free earnings first, then from the total invested amount on a first-in, first-out basis. This means that you can also access your Purchase Payments, which are no longer subject to a withdrawal charge before those Purchase Payments, which are still subject to the withdrawal charge.

During the first year after we issue your contract, your free withdrawal amount is the greater of:

     (1) your penalty-free earnings; or

     (2) if you are participating in the Systematic Withdrawal program, a total of 10% of your total invested amount.

After the first contract year, you can withdraw the greater of the following amounts each year:

     (1) your penalty-free earnings and any portion of your total invested amount no longer subject to a withdrawal charge; or

     (2) 10% of the portion of your total invested amount that has been in your contract for at least one year.

We calculate withdrawal charges due on a total withdrawal on the day after we receive your request and your contract. We return your contract value less any applicable fees and charges.

The withdrawal charge percentage is determined by the age of the Purchase Payment remaining in the contract at the time of the withdrawal. For the purpose of calculating the withdrawal charge, any prior free withdrawal is not subtracted from the total Purchase Payments still subject to withdrawal charges.

For example, you make an initial Purchase Payment of $100,000. For purposes of this example we will assume a 0% growth rate over the life of the contract and no subsequent Purchase Payments. In contract year 2, you take out your maximum free withdrawal of $10,000. After that free withdrawal your contract value is $90,000. In the 3rd contract year, you request a total withdrawal of your contract. We will apply the following calculation:

A-(B x C)=D, where:

     A=Your contract value at the time of your request for withdrawal ($90,000)

     B=The amount of your Purchase Payments still subject to withdrawal charge
       ($100,000)

     C=The withdrawal charge percentage applicable to the age of each Purchase
       Payment (assuming 5% is the applicable percentage) [B X C=$5,000]

     D=Your full contract value ($85,000) available for total withdrawal

SYSTEMATIC WITHDRAWAL PROGRAM

During the Accumulation Phase, you may elect to receive periodic withdrawals under the Systematic Withdrawal program for no additional charge. Under the program, you may choose to take monthly, quarterly, semi-annual or annual payments from your contract. Electronic transfer of these withdrawals to your bank account is also available. The minimum amount of each withdrawal is $100. There must be at least $500 remaining in your contract at all times. Withdrawals may be taxable and a 10% federal penalty tax may apply if you are under age
59 1/2. A withdrawal charge may apply.

The Systematic Withdrawal program is not available to everyone. Please check with our Annuity Service Center which can provide the necessary enrollment forms.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE SYSTEMATIC WITHDRAWAL PROGRAM AT ANY TIME.

MINIMUM CONTRACT VALUE

Where permitted by state law, we may terminate your contract if both of the following occur: (1) your contract value is less than $500 as a result of withdrawals; and (2) you have not made any Purchase Payments during the past three years. We will provide you with sixty days written notice that your contract is being terminated. At the end of the notice period, we will distribute the contract's remaining value to you.

QUALIFIED CONTRACT OWNERS

Certain Qualified plans restrict and/or prohibit your ability to withdraw money from your contract. SEE TAXES BELOW for a more detailed explanation.

OPTIONAL LIVING BENEFITS
--------------------------------------------------------------------------------

YOU MAY ELECT ONE OF THE OPTIONAL LIVING BENEFITS DESCRIBED BELOW. THESE FEATURES ARE DESIGNED TO PROTECT A PORTION OF YOUR INVESTMENT IN THE EVENT YOUR CONTRACT VALUE DECLINES DUE TO UNFAVORABLE INVESTMENT PERFORMANCE DURING THE ACCUMULATION PHASE AND BEFORE A DEATH BENEFIT IS PAYABLE. IN ADDITION, THESE FEATURES CAN PROVIDE A GUARANTEED INCOME STREAM AND OTHER BENEFITS. PLEASE SEE THE DESCRIPTIONS BELOW FOR DETAILED INFORMATION.

MARKETLOCK AND MARKETLOCK FOR TWO

What are MarketLock and MarketLock For Two?

MarketLock is an optional feature designed to help you create a guaranteed income stream for a specified period of time that may last as long as you live even if the entire value of your contract has been reduced to zero (the "Benefit"). MarketLock For Two guarantees an income stream for the life of two spousal joint owners or an owner and his/her spousal beneficiary. Thus, MarketLock and MarketLock For Two may offer protection in the event your contract value declines due to unfavorable investment performance, certain withdrawal activity, a longer than expected life span, or any combination of these factors.

Please note that these features and/or their components that permit lifetime withdrawals may not be available in your state or through the broker-dealer with which your financial representative is affiliated. Please check with your financial representative for availability and any additional restrictions. MarketLock and MarketLock For Two are described separately below.

The features do not guarantee a withdrawal of an income stream based on any Purchase Payments made after the second contract anniversary. The features only guarantee lifetime withdrawals in the manner described below. You may never need to rely on MarketLock or MarketLock For Two depending on your contract's market performance, your withdrawal activity, and your longevity.

WITHDRAWALS UNDER THE FEATURES ARE TREATED LIKE ANY OTHER WITHDRAWAL FOR THE PURPOSE OF CALCULATING TAXABLE INCOME AND REDUCING THE CONTRACT VALUE, FREE WITHDRAWAL AMOUNTS AND ALL OTHER BENEFITS, FEATURES AND CONDITIONS OF YOUR CONTRACT. PLEASE SEE ACCESS TO YOUR MONEY SECTION IN THE PROSPECTUS.

Any withdrawals taken may be subject to a 10% IRS tax penalty if you are under age 59 1/2 at the time of the withdrawal. For information about how the feature is treated for income tax purposes, you should consult a qualified tax advisor concerning your particular circumstances. If you take required minimum distributions and have elected this feature, your distributions must be set up on the automated minimum distribution withdrawal program administered by our Annuity Service Center. In addition, if you have a Qualified contract, tax law and the terms of the plan may restrict withdrawal amounts.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE MARKETLOCK AND/OR MARKETLOCK FOR TWO (IN THEIR ENTIRETY OR ANY COMPONENT) AT ANY TIME FOR PROSPECTIVELY ISSUED CONTRACTS.

MARKETLOCK

How and when can I elect MarketLock?

You may only elect MarketLock at the time of contract issue and if you are age 75 or younger on the contract issue date. If the contract is jointly owned, the maximum issue age is based on the age of the older owner. MarketLock cannot be elected if you elect any other optional living benefit.

How does MarketLock work?

MarketLock automatically locks-in the highest contract Anniversary Value during the first 10 years (or 20 years if you extend the Maximum Anniversary Value ("MAV") Evaluation Period, as discussed below) and guarantees annual withdrawals based on this amount over the period that the Benefit is in effect. Additionally, you may take withdrawals over the lifetime of the owner as more fully described below. For jointly owned contracts, the older owner is the life upon which the lifetime guarantee applies. Accordingly, if the older contract owner were to die first, the surviving younger spousal owner is not eligible for lifetime withdrawals, but may elect to continue the contract and receive any remaining withdrawals under the feature as described below. MarketLock is designed for individuals or spousal joint owners. Thus, if a contract is owned by non-spousal joint owners and either owner dies, the full contract value must be paid within 5 years of death, after which time the contract terminates; the surviving owner may not receive the benefit of MarketLock.

The Benefit's components and value may vary depending on when the first withdrawal is taken, the age of the older owner at the time of the first withdrawal and the amount that is withdrawn. Your withdrawal activity determines the time period over which you are eligible to receive withdrawals. You will automatically be eligible to receive lifetime withdrawals if you begin withdrawals on or after your 65th birthday and your withdrawals do not exceed the 5% Maximum Annual Withdrawal Percentage in any Benefit Year. You may begin taking withdrawals under the Benefit immediately following the contract issue date. See the MARKETLOCK SUMMARY TABLE below.

The table below is a summary of the MarketLock feature and applicable components of the Benefit. "Benefit Year Anniversary" refers to each one-year period beginning on the contract issue date and ending on the day before the contract anniversary date. The term "Extension" refers to your ability to extend the MAV Evaluation Period beyond the first 10 years of your contract. Please see "Can I extend the MAV Evaluation Period beyond 10 years?" below.

MARKETLOCK SUMMARY TABLE:

------------------------------------------------------------------------------
                              MAXIMUM           INITIAL           MAXIMUM
                               ANNUAL           MINIMUM            ANNUAL
                             WITHDRAWAL        WITHDRAWAL        WITHDRAWAL
                            PERCENTAGE*       PERIOD PRIOR     PERCENTAGE IF
                            PRIOR TO ANY         TO ANY         EXTENSION IS
TIME OF FIRST WITHDRAWAL     EXTENSION         EXTENSION          ELECTED
------------------------------------------------------------------------------
 Before 5th Benefit Year         5%             20 years             5%
   anniversary
------------------------------------------------------------------------------
 On or after 5th Benefit         7%          14.28 years***          7%
   Year anniversary
------------------------------------------------------------------------------
 On or after 10th               10%             10 years             7%
   Benefit Year
   anniversary
------------------------------------------------------------------------------
 On or after 20th               10%             10 years            10%
   Benefit Year
   anniversary
------------------------------------------------------------------------------
 On or after the older           5%           Life of the            5%
   contract owner's 65th                     older contract
   birthday**                                    owner
------------------------------------------------------------------------------

* If you are taking required minimum distributions ("RMD") from the contract, and the portion of the RMD amount based on this contract only, is greater than the Maximum Annual Withdrawal Amount, that portion of the withdrawal will not be treated as an excess withdrawal. Any portion of an RMD withdrawal that is based on amounts greater than this contract alone will be considered an excess withdrawal. This will result in cancellation of the lifetime withdrawals and may further reduce your Maximum Annual Withdrawal Amount, MAV Benefit Base, and remaining Minimum Withdrawal Period. See "How are the components for MarketLock Calculated?" below.

** Lifetime withdrawals are available so long as your first withdrawal is taken on or after age 65 and withdrawals do not exceed the 5% Maximum Annual Withdrawal Percentage indicated above. If withdrawals exceed the 5% Maximum Annual Withdrawal Percentage in any Benefit Year (other than for RMD amounts for this contract that are greater than the maximum annual withdrawal amount), lifetime withdrawals are no longer available. Instead, available withdrawals are automatically recalculated with respect to the Minimum Withdrawal Period and Maximum Annual Withdrawal Percentage listed in the table above, based on the time of first withdrawal and reduced for withdrawals already taken.

*** The fractional year indicates that the final withdrawal may be taken at any time during the final year of the Minimum Withdrawal Period.

FURTHER EFFECTS OF WITHDRAWALS ON THE BENEFIT COMPONENTS ARE DESCRIBED BELOW IN "WHAT ARE THE EFFECTS OF WITHDRAWALS ON MARKETLOCK?" In order to determine the Benefit's value, we calculate each of the components as described below.

How are the components for MarketLock calculated?

FIRST, we determine the ELIGIBLE PURCHASE PAYMENTS, which include the amount of Purchase Payments received during the first two years after your contract issue date, adjusted for any withdrawals during that period. Any Purchase Payments we receive more than two years after your contract issue date are considered INELIGIBLE PURCHASE PAYMENTS. The calculation of Eligible Purchase Payments does not include any spousal continuation contributions. SEE SPOUSAL CONTINUATION IN THE PROSPECTUS. Eligible Purchase Payments are limited to $1 million without our prior approval.

SECOND, we consider the MAV EVALUATION PERIOD, which begins on your contract issue date and ends on your 10th contract anniversary. On the expiration of the MAV Evaluation Period, you may contact us to extend the MAV Evaluation Period for an additional period as discussed further below.

THIRD, we determine the ANNIVERSARY VALUE which equals the value of your contract on any contract anniversary during the MAV Evaluation Period minus any Ineligible Purchase Payments.

FOURTH, we determine the MAV BENEFIT BASE. Initially, the MAV Benefit Base equals the first Eligible Purchase Payment. Thereafter, the MAV Benefit Base is increased each time subsequent Eligible Purchase Payments are made, and adjusted each time any withdrawals of contract value are taken. Please see "What are the effects of withdrawals on MarketLock?" below. On each contract anniversary throughout the MAV Evaluation Period, the MAV Benefit Base automatically adjusts upwards if the current Anniversary Value is greater than both the current MAV Benefit Base and any previous year's Anniversary Value. Other than adjustments made for withdrawals, the

MAV Benefit Base will only be adjusted upwards, and subsequent lower Anniversary Values through the MAV Evaluation Period will not result in a lower MAV Benefit Base.

FIFTH, we determine the MAXIMUM ANNUAL WITHDRAWAL AMOUNT, which represents the maximum amount that may be withdrawn each Benefit Year and is an amount calculated as a percentage of the MAV Benefit Base. The applicable Maximum Annual Withdrawal Percentage is determined based on the Benefit Year when you take your first withdrawal or for lifetime withdrawals, the age of older owner when the first withdrawal is taken. Applicable percentages are shown in the MarketLock Summary table above. If the MAV Benefit Base is increased to the current Anniversary Value, the Maximum Annual Withdrawal Amount is recalculated on that contract anniversary using the applicable Maximum Annual Withdrawal Percentage multiplied by the new MAV Benefit Base. If the MAV Benefit Base is increased for Eligible Purchase Payments, the Maximum Annual Withdrawal Amount will be recalculated by multiplying the new MAV Benefit Base by the applicable Maximum Annual Withdrawal Percentage.

FINALLY, we determine the MINIMUM WITHDRAWAL PERIOD, which is the minimum period over which you may take withdrawals under the feature. The initial Minimum Withdrawal Period is calculated when withdrawals under the Benefit begin and is recalculated when the MAV Benefit Base is adjusted to a higher Anniversary Value by dividing the MAV Benefit Base by the Maximum Annual Withdrawal Amount. Please see the MarketLock Summary table above for initial Minimum Withdrawal Periods. The Minimum Withdrawal Periods will be reduced due to Excess Withdrawals.

FURTHER EFFECTS OF WITHDRAWALS ON THE ABOVE COMPONENTS ARE DESCRIBED BELOW IN THE SECTION ENTITLED WHAT ARE THE EFFECTS OF WITHDRAWALS ON MARKETLOCK?

What is the fee for MarketLock?

The annualized fee for MarketLock is calculated as 0.65% of the MAV Benefit Base for all years in which the feature is in effect. You should keep in mind that an increase in the MAV Benefit Base due to an adjustment to a higher Anniversary Value or due to subsequent Eligible Purchase Payments will result in an increase to the dollar amount of the fee. Alternatively, a decrease in MAV Benefit Base due to withdrawals will decrease the dollar amount of the fee. The fee will be calculated and deducted quarterly from your contract value, starting on the first quarter following your contract issue date and ending upon termination of the Benefit. If your contract value and/or MAV Benefit Base falls to zero before the feature has been terminated, the fee will no longer be deducted. We will not assess the quarterly fee if you surrender or annuitize your contract before the end of a contract quarter.

What are the effects of withdrawals on MarketLock?

The Maximum Annual Withdrawal Amount, MAV Benefit Base and Minimum Withdrawal Period may change over time as a result of the timing and amounts of withdrawals.

If you elect to begin withdrawals prior to your 65th birthday (if jointly owned, prior to the 65th birthday of the older owner), you will not be eligible to receive lifetime withdrawals. If you begin withdrawals on or after your 65th birthday (older owner's 65th birthday if jointly owned) and wish to receive lifetime withdrawals, the Maximum Annual Withdrawal Amount is calculated as 5% of the MAV Benefit Base. If the amount of withdrawals, at any time, exceeds 5% of the MAV Benefit Base in a Benefit Year, you will not receive lifetime withdrawals . However, you can continue to receive withdrawals over the Minimum Withdrawal Period in amounts up to the Maximum Annual Withdrawal Amount as described in the MarketLock Summary table and under "How are the components for MarketLock calculated?" above, based on when you made your first withdrawal and adjusted for withdrawals already taken.

Total withdrawals in any Benefit Year equal to or less than the Maximum Annual Withdrawal Amount reduce the MAV Benefit Base by the amount of the withdrawal. Withdrawals in excess of the Maximum Annual Withdrawal Amount are considered Excess Withdrawals. We define Excess Withdrawals as either: 1) any portion of a withdrawal that causes the total withdrawals in a benefit year to exceed the Maximum Annual Withdrawal Amount; or 2) any withdrawal in a Benefit Year taken after the Maximum Annual Withdrawal Amount has been withdrawn. Excess withdrawals will reduce the MAV Benefit Base by the greater of: (a) the amount of the Excess Withdrawal; or (b) the relative size of the Excess Withdrawal in relation to the contract value prior to the Excess

Withdrawal. This means that if contract value is less than the MAV Benefit Base, withdrawals greater than the Maximum Annual Withdrawal Amount will result in a proportionately greater reduction of the MAV Benefit Base (as described below), which will be more than the amount of the withdrawal itself. This will also reduce your Maximum Annual Withdrawal Amount.

THE IMPACT OF WITHDRAWALS AND THE EFFECT ON EACH COMPONENT OF MARKETLOCK ARE FURTHER EXPLAINED BELOW:

     MAV BENEFIT BASE: Withdrawals reduce the MAV Benefit Base as follows:

        (1) If the withdrawal does not cause total withdrawals in the Benefit Year to exceed the Maximum Annual Withdrawal Amount, the MAV Benefit Base will be reduced by the amount of the withdrawal;

        (2) Excess withdrawals as described above reduce the MAV Benefit Base as follows: If total withdrawals during the Benefit Year, including the current withdrawal, exceed the Maximum Annual Withdrawal Amount, the MAV Benefit Base is reduced to the lesser of (a) or (b), where:

          (a) is the MAV Benefit Base immediately prior to the withdrawal minus the amount of the withdrawal, or;

          (b) is the MAV Benefit Base immediately prior to the withdrawal reduced in the same proportion by which the contract value is reduced by the amount of the withdrawal.

MAXIMUM ANNUAL WITHDRAWAL AMOUNT: If the sum of withdrawals in a Benefit Year does not exceed the Maximum Annual Withdrawal Amount for that Benefit Year, the Maximum Annual Withdrawal Amount will not change for the next Benefit Year unless your MAV Benefit Base is adjusted upward (as described above under "How are the components for MarketLock calculated?"). If total withdrawals in a Benefit Year exceed the Maximum Annual Withdrawal Amount, the Maximum Annual Withdrawal Amount will be recalculated on the next contract anniversary. The new Maximum Annual Withdrawal Amount will equal the new MAV Benefit Base after any withdrawals on that contract anniversary, divided by the new Minimum Withdrawal Period on that contract anniversary. On that contract anniversary, the new Maximum Annual Withdrawal Amount may be lower than your previous Maximum Annual Withdrawal Amount.

MINIMUM WITHDRAWAL PERIOD: On each contract anniversary, a new Minimum Withdrawal Period is calculated as shown in the chart below.

-------------------------------------------------------------------------------------------------------------
             THE AMOUNT WITHDRAWN
              IN A BENEFIT YEAR                              EFFECT ON MINIMUM WITHDRAWAL PERIOD
-------------------------------------------------------------------------------------------------------------
  Amounts up to the Maximum Annual Withdrawal    New Minimum Withdrawal Period = the MAV Benefit Base after
  Amount                                         withdrawals, divided by the current Maximum Annual
                                                 Withdrawal Amount
-------------------------------------------------------------------------------------------------------------
  Amounts in excess of the Maximum Annual        New Minimum Withdrawal Period = the Minimum Withdrawal
  Withdrawal Amount                              Period as of the prior contract anniversary minus one year
-------------------------------------------------------------------------------------------------------------

THE OPTIONAL LIVING BENEFITS EXAMPLES APPENDIX PROVIDES EXAMPLES OF THE EFFECTS OF WITHDRAWALS.

What happens if my contract value is reduced to zero with MarketLock?

If the contract value is zero but the MAV Benefit Base is greater than zero, a Benefit remains payable under the feature until the MAV Benefit Base is zero. Further, if you are eligible to take lifetime withdrawals, a Benefit is still payable even if the contract value and MAV Benefit Base both equal zero. However, the contract's other benefits, will be terminated once the contract value equals zero. You may not make subsequent Purchase Payments or transfers and no death benefit or future annuitization payments are available. Therefore, during times of unfavorable investment performance, withdrawals taken under the Benefit may reduce the contract value to zero eliminating any other benefits of the contract.

When the contract value equals zero, to receive any remaining Benefit, you must select one of the following income options:

     1. The current Maximum Annual Withdrawal Amount, paid equally on a quarterly, semi-annual or annual frequency as selected by you until either: (a) the time at which the Minimum Withdrawal Period equals zero, or (b) if receiving 5% lifetime withdrawals, the date of death of the older contract owner; or

     2. Lump sum distribution of the discounted present value as determined by us, of the total remaining guaranteed withdrawals; or

     3. Any payment option mutually agreeable between you and us.

Can I extend the MAV Evaluation Period beyond 10 years?

Yes. At the end of the MAV Evaluation Period, as long as the Benefit is still in effect and the older owner is age 85 or younger, we guarantee that you will be given the opportunity to extend the MAV Evaluation Period for at least one additional evaluation period of 10 years. If you elect to extend the MAV Evaluation Period, the MAV Benefit Base can continue to be adjusted upward as described above on each anniversary during the new MAV Evaluation Period. See "How are the Components of MarketLock calculated?" Also, if you extend the MAV Evaluation Period, you should note that the components of the feature, such as the fee and Maximum Annual Withdrawal Percentage, will change to those in effect at the time you elect to extend, which may be different from the components when you initially elected the feature. Additional MAV Evaluation Periods may be offered at our sole discretion.

If you do not contact us to extend the MAV Evaluation Period, the MAV Benefit Base will no longer be adjusted on subsequent contract anniversaries. However, you can continue to take the Maximum Annual Withdrawal Amount in effect at the end of the last MAV Evaluation Period, subject to adjustments for withdrawals. You will continue to pay the fee at the rate that was in effect during the last MAV Evaluation Period and you will not be permitted to extend the MAV Evaluation Period in the future.

What happens to MarketLock upon a spousal continuation?

A Continuing Spouse may elect to continue or cancel the feature and its accompanying fee. The components of the feature will not change as a result of a spousal continuation. However, lifetime withdrawals will cease upon death of the older owner. A younger continuing spouse can elect to receive withdrawals in accordance with the provisions of the MarketLock Summary Table above based on when the first withdrawal was taken and adjusted for any withdrawals already taken. In the event of the death of the younger spouse, the older spousal beneficiary may continue to receive lifetime withdrawals because they are based on the older owner's life. If the contract owner elected MarketLock and dies during the MAV Evaluation Period and the spousal beneficiary continues the Benefit, we will continue to re-evaluate the MAV Benefit Base on each contract anniversary during the MAV Evaluation Period, and any continuation contribution is included in Anniversary Values. SEE SPOUSAL CONTINUATION BELOW. Additionally, at the end of the original MAV Evaluation Period, if the Continuing Spouse is age 85 or younger, they will be given the option to extend the MAV Evaluation Period for an additional period of 10 years. Continuation contributions are not considered to be Eligible Purchase Payments.

Can my non-spousal Beneficiary elect to receive any remaining withdrawals under MarketLock upon my death?

No. Upon the death of the older contract owner, lifetime withdrawals will no longer be available. If the contract value is greater than zero when the owner dies, a non-spousal Beneficiary must make a death claim under the contract provisions, which terminates MarketLock. If the contract value is zero when the owner dies, meaning that no death benefit is payable, but the Minimum Withdrawal Period remaining is greater than zero, a non-spousal Beneficiary may elect to continue receiving any remaining withdrawals under the feature. The other components of the feature will not change. However, the contract and its other benefits will be terminated. SEE DEATH BENEFITS BELOW.

What happens to MarketLock upon the Latest Annuity Date?

If there is remaining contract value and the MAV Benefit Base is greater than zero on the Latest Annuity Date, you must select one of the following options:

     1. Annuitize the contract value under the contract's annuity provisions; or

     2. If eligible for lifetime withdrawals, even if the MAV Benefit Base equals zero, elect to receive the current Maximum Annual Withdrawal Amount on the Latest Annuity Date, paid equally on a quarterly, semi-annual or annual frequency as selected by you, until your death; or

     3. Elect to receive your remaining MAV Benefit Base on the Latest Annuity Date paid over the Minimum Withdrawal Period with payments equal to the current Maximum Annual Withdrawal Amount. If withdrawals have not started, your Maximum Annual Withdrawal Amount and Minimum Withdrawal Period will be calculated based on the applicable Maximum Annual Withdrawal Percentage; or

     4. Any payment option mutually agreeable between you and us.

Upon election of any of the above options, the Accumulation Phase of your contract ends and the Income Phase begins. Therefore, if electing Income Payments for the life of the Annuitant, upon death, no benefit remains and the contract and its features will terminate.

Can MarketLock be cancelled?

MarketLock may be cancelled on the 5th contract anniversary, the 10th contract anniversary, or any contract anniversary thereafter. Once MarketLock is cancelled, you will no longer be charged a fee and the guarantees under the Benefit are terminated. You may not re-elect MarketLock after cancellation.

Are there circumstances under which MarketLock will automatically terminate?

The feature automatically terminates upon the occurrence of one of the following:

     1. The Minimum Withdrawal Period has been reduced to zero unless conditions for lifetime withdrawals are met; or

     2. Annuitization of the contract; or

     3. Full surrender of the contract; or

     4. Death benefit is paid.

Lifetime withdrawals will not be available in the event of:

     1. An ownership change which results in a change of the older owner;* or

     2. Withdrawals prior to the 65th birthday of the older owner; or

     3. Death of the older owner; or

     4. A Spousal Continuation (upon the death of the older owner); or

     5. A withdrawal in excess of 5% of MAV Benefit Base.**

* If a change of ownership occurs from a natural person to a non-natural entity, the original natural older owner must also be the annuitant after the ownership change to prevent termination of lifetime withdrawals. A change of ownership from a non-natural entity to a natural person can only occur if the new natural owner was the original natural older annuitant in order to prevent termination of lifetime withdrawals. Any ownership change is contingent upon prior review and approval by the Company.

** If a required minimum distribution withdrawal for this contract exceeds the Maximum Annual Withdrawal Amount, the ability to receive lifetime withdrawals will not be terminated.

MARKETLOCK FOR TWO

When and how may I elect MarketLock For Two?

You may only elect MarketLock For Two at the time of contract issue and this feature cannot be elected if you elect any other optional living benefit, including MarketLock. To elect MarketLock For Two, you must purchase the contract with your spouse as joint owner or you must designate your spouse as the sole, primary beneficiary. For Non-qualified contracts, the younger owner/spousal beneficiary must be at least age 55 and no older than age 75. For Qualified contracts, the owner and the spousal beneficiary must be at least age 55 and the owner must be no older than age 75 at the time of contract issue.

How does MarketLock For Two work?

MarketLock For Two automatically locks-in the highest Anniversary Value during the first 10 years (or 20 years if you extend the MAV Evaluation Period, as discussed below) and guarantees annual withdrawals based on this amount over your lifetime and the lifetime of your spouse. You may begin taking withdrawals immediately following the contract issue date. The Maximum Annual Withdrawal Percentage represents the maximum percentage of your MAV Benefit Base used to calculate the Maximum Annual Withdrawal Amount that you may withdraw each year, and varies depending on the age of the younger spouse at the time of the first withdrawal.

MARKETLOCK FOR TWO SUMMARY TABLE:

--------------------------------------------------------------
                                           MAXIMUM
                                            ANNUAL
  AGE OF THE YOUNGER SPOUSE               WITHDRAWAL
 AT TIME OF FIRST WITHDRAWAL             PERCENTAGE*
--------------------------------------------------------------
 At least age 55 but prior to
         63rd Birthday                        4%
--------------------------------------------------------------
 At least age 63 but prior to
         76th Birthday                        5%
--------------------------------------------------------------
  On or after 76th birthday                   6%
--------------------------------------------------------------

* If you are taking required minimum distributions ("RMD") from the contract, and the portion of the RMD amount based on this contract is greater than the Maximum Annual Withdrawal Amount (defined below), that portion of the withdrawal will not be treated as an excess withdrawal. Any portion of an RMD withdrawal that is based on amounts other than this contract will be considered an Excess Withdrawal. Please see "What are the effects of withdrawals on MarketLock For Two?" below.

How are the components for MarketLock For Two calculated?

FIRST, we determine the ELIGIBLE PURCHASE PAYMENTS, which include the amount of Purchase Payments received during the first two years after your contract issue date. Any Purchase Payments we receive more than two years after your contract issue date are considered INELIGIBLE PURCHASE PAYMENTS. The calculation of Eligible Purchase Payments does not include any spousal continuation contributions. (See the Spousal Continuation section in the prospectus.)Eligible Purchase Payments are limited to $1 million without our prior approval.

SECOND, we consider the MAV EVALUATION PERIOD, which begins on your contract issue date and ends on your 10th contract anniversary. On the expiration of the MAV Evaluation Period, you may contact us to extend the MAV Evaluation Period for an additional period as discussed further below.

THIRD, we determine the ANNIVERSARY VALUE which equals the value of your contract on any contract anniversary during the MAV Evaluation Period minus any Ineligible Purchase Payments.

FOURTH, we determine the MAV BENEFIT BASE. Initially, the MAV Benefit Base is equal to the first Eligible Purchase Payment. Thereafter, the MAV Benefit Base is increased each time subsequent Eligible Purchase Payments are made, and adjusted each time any Excess Withdrawals are taken. Please see "What are the effects of withdrawals on MarketLock For Two?" below. On each contract anniversary throughout the MAV Evaluation Period, the MAV Benefit Base automatically adjusts upwards if the current Anniversary Value is greater than both the current MAV Benefit Base and any previous year's Anniversary Value. Other than adjustments made for excess withdrawals, the MAV Benefit Base will only be adjusted upwards, and subsequent lower Anniversary Values through the MAV Evaluation Period will not result in a lower MAV Benefit Base.

FINALLY, we determine the MAXIMUM ANNUAL WITHDRAWAL AMOUNT, which represents the maximum amount that may be withdrawn each Benefit Year and is an amount calculated by multiplying the current MAV Benefit Base by the applicable Maximum Annual Withdrawal Percentage. The applicable Maximum Annual Withdrawal Percentage is determined based on the younger spouse's age when you take your first withdrawal. Applicable percentages are shown in the MarketLock For Two Summary table above. If the MAV Benefit Base is increased to the current Anniversary Value, the Maximum Annual Withdrawal Amount is recalculated on that contract anniversary by multiplying the new MAV Benefit Base by the applicable Maximum Annual Withdrawal Percentage multiplied by the new MAV Benefit Base. If the MAV Benefit Base is increased for any Eligible Purchase Payments, the Maximum Annual Withdrawal Amount will be recalculated upon receipt of each Eligible Purchase Payments by multiplying the new MAV Benefit Base by the applicable Maximum Annual Withdrawal Percentage.

What is the fee for MarketLock For Two?

The annualized fee for MarketLock For Two for all years in which the feature is in effect, is calculated as 0.40% of the MAV Benefit Base prior to any withdrawal being taken and 0.80% of the MAV Benefit Base after the first withdrawal is taken.

You should keep in mind that an increase in the MAV Benefit Base due to an adjustment to a higher Anniversary Value or due to subsequent Eligible Purchase Payments will result in an increase to the dollar amount of the fee. Alternatively, a decrease in MAV Benefit Base due to excess withdrawals will decrease the dollar amount of the fee. The fee will be calculated and deducted quarterly from your contract value, starting on the first quarter following your contract issue date and ending upon termination of the Benefit. The 0.80% fee applicable after the first withdrawal is assessed at the end of the quarter in which the withdrawal is taken. If your contract value and/or MAV Benefit Base falls to zero before the feature has been terminated, the fee will no longer be deducted. We will not assess the quarterly fee if you surrender or annuitize your contract before the end of a contract quarter.

What are the effects of withdrawals on MarketLock For Two?

The Maximum Annual Withdrawal Amount and the MAV Benefit Base may change over time as a result of the timing and amounts of withdrawals.

Any withdrawals in a Benefit Year that in total are less than or equal to the Maximum Annual Withdrawal Amount, do not reduce the MAV Benefit Base. We define Excess Withdrawals as either: 1) any portion of a withdrawal that causes the total withdrawals in a benefit year to exceed the Maximum Annual Withdrawal Amount; or 2) any withdrawal in a Benefit Year taken after the Maximum Annual Withdrawal Amount has been withdrawn. Excess Withdrawals will reduce the MAV Benefit Base in the same proportion by which the contract value is reduced by the Excess Withdrawal. Excess Withdrawals also result in a reduction to your Maximum Annual Withdrawal Amount because it is recalculated after each Excess Withdrawal by multiplying the reduced MAV Benefit Base by the existing Maximum Annual Withdrawal Percentage. In addition, if in any year an Excess Withdrawal reduces the contract value to zero, MarketLock For Two is terminated and you will not continue to receive withdrawals over your and your spouse's lifetime.

The impact of withdrawals and the effect on each component of MarketLock For Two are further explained below:

     MAV BENEFIT BASE: If the sum of withdrawals in any Benefit Year does not exceed the Maximum Annual Withdrawal Amount, the MAV Benefit Base is not reduced for those withdrawals. Excess Withdrawals as described above reduce the MAV Benefit Base as follows:

     For each Excess Withdrawal taken, the MAV Benefit Base is reduced in the same proportion by which the contract value is reduced by each Excess Withdrawal.

     MAXIMUM ANNUAL WITHDRAWAL AMOUNT: The Maximum Annual Withdrawal Amount is recalculated each time there is a change in the MAV Benefit Base. Accordingly, if the sum of withdrawals in any Benefit Year does not exceed the Maximum Annual Withdrawal Amount for that year, the Maximum Annual Withdrawal Amount will not change for the next year unless your MAV Benefit Base is adjusted upward (as described above under "How are the components for MarketLock For Two Calculated?"). If you take an Excess Withdrawal, the Maximum Annual Withdrawal Amount will be recalculated by multiplying the reduced MAV

     Benefit Base by the existing Maximum Annual Withdrawal Percentage. This newly recalculated Maximum Annual Withdrawal Amount will be available beginning on the next contract anniversary and may be lower than your previous Maximum Annual Withdrawal Amount For Two.

THE OPTIONAL LIVING BENEFITS EXAMPLES APPENDIX PROVIDES EXAMPLES OF THE EFFECTS OF WITHDRAWALS.

What happens if the contract value is reduced to zero?

If the contract value is zero but the MAV Benefit Base is greater than zero, a Benefit remains payable over your lifetime and the lifetime of your spouse. However, if at the time an Excess Withdrawal is taken, your contract value is reduced to zero, no Benefit remains.

The contract's other benefits will be terminated once the contract value equals zero. You may not make subsequent Purchase Payments or transfers and no death benefit or future annuity payments are available. Therefore, during times of unfavorable investment performance, withdrawals taken under the benefit may reduce the contract value to zero eliminating any other benefits of the contract.

Except as described above, when the contract value equals zero, to receive any remaining benefit, you may select one of the following income options:

     1. The current Maximum Annual Withdrawal Amount, paid equally on a quarterly, semi-annual or annual frequency as selected by you until the date of death of the surviving spouse; or

     2. Lump sum distribution of the discounted present value as determined by us, of the total remaining guaranteed withdrawals; or

     3. Any payment option mutually agreeable between you and us.

If you do not select a payment option, the remaining Benefit will be paid as the current Maximum Annual Withdrawal Amount on a quarterly basis until the date of death of the surviving spouse.

Can I extend the MAV Evaluation Period beyond 10 years?

Yes. At the end of the MAV Evaluation Period, as long as the Benefit is still in effect and the younger spouse is age 85 or younger, we guarantee that you will be given the opportunity to extend the MAV Evaluation Period for at least one additional evaluation period of 10 years. If you elect to extend the MAV Evaluation Period, the MAV Benefit Base can continue to be adjusted upward as described above on each anniversary during the new MAV Evaluation Period. See "How are the components for MarketLock For Two calculated?" Also, if you extend the MAV Evaluation Period, you should note that the components of the feature, such as the fee, will change to those in effect at the time you elect to extend, which may be different from the components when you initially elected the feature. Additional MAV Evaluation Periods may be offered at our sole discretion.

If you do not contact us to extend the MAV Evaluation Period, the MAV Benefit Base will no longer be adjusted for market gains on subsequent contract anniversaries. However, you can continue to take the Maximum Annual Withdrawal Amount in effect at the end of the last MAV Evaluation Period, subject to adjustments for excess withdrawals. You will continue to pay the fee at the rate that was in effect during the last MAV Evaluation Period and you will not be permitted to extend the MAV Evaluation Period in the future.

What happens to MarketLock For Two upon a spousal continuation?

The components of the feature will not change as a result of a spousal continuation. A continuing spouse can elect to receive withdrawals in accordance with the provisions of the MarketLock For Two Summary Table above based on the age of the younger spouse when the first withdrawal was taken and based on the MAV Benefit Base at the time of spousal continuation. Alternatively, if contract value is greater than zero, a continuing spouse may make a death claim under the death provisions of the contract and terminate the contract and the MarketLock For Two feature.

If spousal continuation occurs during the MAV Evaluation Period, the continuing spouse will continue to receive any upward adjustments due to market gains to the MAV Benefit Base during the period and any spousal continuation contribution is included in the Anniversary Value. However, spousal continuation contributions are not considered to be Eligible Purchase Payments. In addition, the continuing spouse will be eligible to extend the MAV Evaluation Period upon the expiration of the initial period. (See "Can I extend the MAV Evaluation Period beyond 10 years?").

Can a non-spousal Beneficiary elect to receive any remaining benefits under MarketLock For Two upon the death of the second spouse?

No. Upon the death of both spouses, if the contract value is greater than zero, a non-spousal beneficiary must make an election under the death provisions of the contract, which terminates MarketLock For Two. SEE DEATH BENEFITS BELOW.

What happens to MarketLock For Two upon the Latest Annuity Date?

If there is remaining contract value and the MAV Benefit Base is greater than zero on the Latest Annuity Date, you must select one of the following options:

     1. Annuitize the contract value under the contract's annuity provisions; or

     2. Elect to receive the current Maximum Annual Withdrawal Amount on the Latest Annuity Date, paid equally on a quarterly, semi-annual or annual frequency as selected by you until the date of death of the surviving spouse, if eligible for lifetime withdrawals, even if the MAV Benefit Base is zero; or

     3. Any payment option mutually agreeable between you and us.

Upon election of items 1, 2, or 3 above, the Accumulation Phase of your contract ends and the Income Phase begins. Therefore, if electing Income Payments for the life of the Annuitant, upon death, no benefit remains and the contract and its features will terminate.

Can MarketLock For Two be cancelled?

MarketLock For Two may be cancelled on the 5th contract anniversary, the 10th contract anniversary, or any contract anniversary thereafter. Once MarketLock For Two is cancelled, you will no longer be charged a fee and the guarantees under the Benefit are terminated. You may not extend the MAV Evaluation Period and you may not re-elect MarketLock For Two after cancellation.

Are there circumstances under which MarketLock For Two will automatically terminate?

The feature automatically terminates upon the occurrence of one of the following:

     1. Annuitization of the contract; or

     2. Full surrender of the contract; or

     3. A death benefit is paid and the contract is not continued by the spouse; or

     4. Excess withdrawals that reduce the contract value to zero which then reduces the MAV Benefit Base to zero; or

     5. Death of surviving original spouse; or

     6. A change in ownership that involves the original owner(s) except as noted below and under "Are there circumstances under which guaranteed withdrawals over the lifetime of your spouse is terminated?"*

     * If a change of ownership occurs from a natural person to a non-natural entity, the original natural owner(s) must also be the annuitant(s) after the ownership change to prevent termination of MarketLock For Two. A change of ownership from a non-natural entity to a natural person can only occur if the new natural owner(s) was the original natural annuitant(s) in order to prevent termination of MarketLock For Two. Any ownership change is contingent upon prior review and approval by the Company.

Are there circumstances under which guaranteed withdrawals over the lifetime of your spouse is terminated?

Under any of the following circumstances, MarketLock For Two will provide a guarantee for your lifetime and not the lifetime of your spouse:

     1. One of the two original owners is removed from the contract; or

     2. The original spousal beneficiary is removed or replaced; or

     3. The original spousal joint owner or spousal beneficiary is removed or replaced upon divorce.

     4. The original spousal joint owners or spousal beneficiary are no longer married at the time of death of the first spouse.

Under these circumstances, the original remaining owner continues to pay the fee for MarketLock For Two and receives the Benefit for his/her lifetime only, or may choose to terminate the feature as described under "Can MarketLock For Two be cancelled?"

SEASONS INCOME REWARDS

What is Seasons Income Rewards?

Seasons Income Rewards is an optional living benefit feature designed to help you create a guaranteed income stream. You are guaranteed to receive withdrawals over a minimum number of years that in total equal Eligible Purchase Payments, as described below, adjusted for withdrawals during that period (the "Benefit"), even if the contract value falls to zero. Seasons Income Rewards may offer protection in the event your contract value declines due to unfavorable investment performance. Seasons Income Rewards has rules and restrictions that are discussed more fully below.

Seasons Income Rewards offers three options. These options provide, over a minimum number of years, a guaranteed minimum withdrawal amount equal to at least your Purchase Payments made in the first 90 days (adjusted for withdrawals) with an opportunity to receive a 10%, 20% or 50% step-up amount. If you take withdrawals prior to the Benefit Availability Date (as defined in the table below), you will receive either no step-up amount or a reduced step-up amount, depending on the option selected.

Each option and its components are described below. You should read each option carefully and discuss the feature with your financial representative before electing an option.

How and when can I elect Seasons Income Rewards?

You may only elect this feature at the time of contract issue. You may not change the option after election. Please refer to the Seasons Income Rewards Summary Table below for the age limitations associated with these features.

Generally, once you elect Seasons Income Rewards, it cannot be cancelled.

Seasons Income Rewards cannot be elected if you elect any other optional Living Benefit. Seasons Income Rewards may not be available in your state or through the broker-dealer with which your financial representative is affiliated. Please check with your financial representative for availability.

How is the Benefit for Seasons Income Rewards calculated?

In order to determine the Benefit's value, we calculate each of the components as described below. The Benefit's components and value may vary depending on the option you choose. The earliest date you may begin taking withdrawals under the Benefit is the BENEFIT AVAILABILITY DATE. Each one-year period beginning on the contract issue date and ending on the day before the contract anniversary date is considered a BENEFIT YEAR.

What are the three Seasons Income Rewards options?

The table below is a summary of the three Seasons Income Rewards options we are currently offering.

SEASONS INCOME REWARDS SUMMARY:

----------------------------------------------------------------------------------------------------------
                                                                                            MINIMUM
                                                                                           WITHDRAWAL
                                                                                            PERIOD*
                                                                                          (IF MAXIMUM
                                                                        MAXIMUM              ANNUAL
                                      BENEFIT                            ANNUAL            WITHDRAWAL
                  MAXIMUM           AVAILABILITY       STEP-UP         WITHDRAWAL         AMOUNT TAKEN
 OPTION         ELECTION AGE            DATE            AMOUNT       PERCENTAGE***         EACH YEAR)
----------------------------------------------------------------------------------------------------------
    1      Age 80 or younger on       3 years          10%* of           10% of             11 years
           the contract issue        following        Withdrawal       Withdrawal
           date                    contract issue    Benefit Base     Benefit Base
                                        date
----------------------------------------------------------------------------------------------------------
    2      Age 80 or younger on       5 years          20%* of           10% of             12 years
           the contract issue        following        Withdrawal       Withdrawal
           date                    contract issue    Benefit Base     Benefit Base
                                        date
----------------------------------------------------------------------------------------------------------
    3      Age 70 or younger on       10 years         50%** of          10% of             15 years
           the contract issue        following        Withdrawal       Withdrawal
           date                    contract issue    Benefit Base     Benefit Base
                                        date
----------------------------------------------------------------------------------------------------------

* If you elect Option 1 or 2 and take a withdrawal prior to the Benefit Availability Date, you will not receive a Step-Up Amount. The Minimum Withdrawal Period for Options 1 and 2 will be 10 years if you do not receive a Step-Up Amount.

** If you elect Option 3 and take a withdrawal prior to the Benefit Availability Date, you will receive a reduced Step-Up Amount of 30% of the Withdrawal Benefit Base. The Minimum Withdrawal Period will be 13 years if you receive a reduced Step-Up Amount.

*** For contract holders subject to annual required minimum distributions, the Maximum Annual Withdrawal Amount will be the greater of: (1) the amount indicated in the table above; or (2) the annual required minimum distribution amount associated with your contract value only. Required minimum distributions may reduce your Minimum Withdrawal Period. Please see IMPORTANT INFORMATION section below.

How are the components for Seasons Income Rewards calculated?

First, we determine the ELIGIBLE PURCHASE PAYMENTS, which include the amount of Purchase Payments made to the contract during the first 90 days after your contract issue date, adjusted for any withdrawals before the Benefit Availability Date in the same proportion that the withdrawal reduced the contract value on the date of the withdrawal.

Second, we determine the WITHDRAWAL BENEFIT BASE. On the Benefit Availability Date, the Withdrawal Benefit Base equals the sum of all Eligible Purchase Payments.

Third, we determine the STEP-UP AMOUNT, if any, which is calculated as a specified percentage (listed in the Seasons Income Rewards Summary table above) of the Withdrawal Benefit Base on the Benefit Availability Date. If you elect Option 1 or 2, you will not receive a Step-Up Amount if you take any withdrawals prior to the Benefit Availability Date. If you elect Option 3, the Step-Amount will be reduced to 30% of the Withdrawal Benefit Base if you take any withdrawals prior to the Benefit Availability Date. The Step-Up Amount is not considered a Purchase Payment and cannot be used in calculating any other benefits, such as death benefits, contract values or annuitization value.

Fourth, we determine the STEPPED-UP BENEFIT BASE, which is the total amount available for withdrawal under the feature and is used to calculate the minimum time period over which you may take withdrawals under the Seasons Income Rewards feature. The Stepped-Up Benefit Base equals the Withdrawal Benefit Base plus the Step-Up Amount, if any.

Fifth, we determine the MAXIMUM ANNUAL WITHDRAWAL AMOUNT, which is a stated percentage (listed in the Seasons Income Rewards Summary table above) of the Withdrawal Benefit Base and represents the maximum amount of withdrawals that are available under this feature each Benefit Year after the Benefit Availability Date.

Finally, we determine the MINIMUM WITHDRAWAL PERIOD, which is the minimum period over which you may take withdrawals under the Seasons Income Rewards feature. The Minimum Withdrawal Period is calculated by dividing the Stepped-Up Benefit Base by the Maximum Annual Withdrawal Amount.

What is the fee for Seasons Income Rewards?

The annualized Seasons Income Rewards fee will be assessed as a percentage of the Withdrawal Benefit Base. The fee will be deducted quarterly from your contract value starting on the first quarter following the contract issue date and ending upon the termination of the feature. If your contract value falls to zero before the feature has been terminated, the fee will no longer be assessed. We will not assess the quarterly fee if you surrender or annuitize before the end of a quarter.

               ------------------------------------------------------------------
                      CONTRACT YEAR                         ANNUALIZED FEE
               ------------------------------------------------------------------
                        0-7 years                               0.65%
               ------------------------------------------------------------------
                        8-10 years                              0.45%
               ------------------------------------------------------------------
                           11+                                   None
               ------------------------------------------------------------------

What are the effects of withdrawals on Seasons Income Rewards?

The Benefit amount, Maximum Annual Withdrawal Amount and Minimum Withdrawal Period may change over time as a result of withdrawal activity. Withdrawals after the Benefit Availability Date equal to or less than the Maximum Annual Withdrawal Amount generally reduce the Benefit by the amount of the withdrawal. Withdrawals in excess of the Maximum Annual Withdrawal Amount will reduce the Benefit in the same proportion that the contract value was reduced at the time of the withdrawal. This means if investment performance is down and contract value is reduced, withdrawals greater than the Maximum Annual Withdrawal Amount will result in a greater reduction of the Benefit. The impact of withdrawals and the effect on each component of Seasons Income Rewards are further explained through the calculations below:

     WITHDRAWAL BENEFIT BASE: Withdrawals prior to the Benefit Availability Date reduce the Withdrawal Benefit Base in the same proportion that the contract value was reduced at the time of the withdrawal. Withdrawals prior to the Benefit Availability Date also eliminate any Step-Up Amount for Options 1 and 2 and reduce the Step-Up Amount to 30% of the Withdrawal Benefit Base for Option 3.

     Withdrawals after the Benefit Availability Date will not reduce the Withdrawal Benefit Base until the sum of withdrawals after the Benefit Availability Date exceeds the Step-Up Amount. Thereafter, any withdrawal or portion of a withdrawal will reduce the Withdrawal Benefit Base as follows:
     (1) If the withdrawal does not cause total withdrawals in the Benefit Year to exceed the Maximum Annual Withdrawal Amount, the Withdrawal Benefit Base will be reduced by the amount of the withdrawal, or (2) If the withdrawal causes total withdrawals in the Benefit Year to exceed the Maximum Annual Withdrawal Amount, the Withdrawal Benefit Base is reduced to the lesser of
     (a) or (b), where:

        a. is the Withdrawal Benefit Base immediately prior to the withdrawal minus the amount of the withdrawal, or;

        b. is the Withdrawal Benefit Base immediately prior to the withdrawal reduced in the same proportion by which the contract value is reduced by the amount of the withdrawal.

     STEPPED-UP BENEFIT BASE: Since withdrawals prior to the Benefit Availability Date eliminate any Step-Up Amount for Options 1 and 2, the Stepped-Up Benefit Base will be equal to the Withdrawal Benefit Base if you take withdrawals prior to the Benefit Availability Date. For Option 3, if you take withdrawals prior to the Benefit Availability Date, the Stepped-Up Benefit Base will be equal to the Withdrawal Benefit Base plus the reduced Step-Up Amount which will be 30% of the Withdrawal Benefit Base, adjusted for such withdrawals.

     If you do not take withdrawals prior to the Benefit Availability Date, you will receive the entire Step-Up Amount and the Stepped-Up Benefit Base will equal the Withdrawal Benefit Base plus the Step-Up Amount.

     After the Benefit Availability Date, any withdrawal that does not cause total withdrawals in a Benefit Year to exceed the Maximum Annual Withdrawal Amount will reduce the Stepped-Up Benefit Base by the amount of the withdrawal. After the Benefit Availability Date, any withdrawal that causes total withdrawals in a Benefit Year to exceed the Maximum Annual Withdrawal Amount (in that Benefit Year) reduces the Stepped-Up Benefit Base to the lesser of (a) or (b), where:

        a. is the Stepped-Up Benefit Base immediately prior to the withdrawal minus the amount of the withdrawal, or;

        b. is the Stepped-Up Benefit Base immediately prior to the withdrawal reduced in the same proportion by which the contract value is reduced by the amount of the withdrawal.

     MAXIMUM ANNUAL WITHDRAWAL AMOUNT: If the sum of withdrawals in a Benefit Year does not exceed the Maximum Annual Withdrawal Amount for that Benefit Year, the Maximum Annual Withdrawal Amount does not change for the next Benefit Year. If total withdrawals in a Benefit Year exceed the Maximum Annual Withdrawal Amount, the Maximum Annual Withdrawal Amount will be recalculated at the start of the next Benefit Year. The new Maximum Annual Withdrawal Amount will equal the Stepped-Up Benefit Base on that Benefit Year anniversary divided by the Minimum Withdrawal Period on that Benefit Year anniversary. The new Maximum Annual Withdrawal Amount may be lower than your previous Maximum Annual Withdrawal Amounts.

     MINIMUM WITHDRAWAL PERIOD: After each withdrawal, a new Minimum Withdrawal Period is calculated. If total withdrawals in a Benefit Year are less than or equal to the current Maximum Annual Withdrawal Amount, the new Minimum Withdrawal Period equals the Stepped-Up Benefit Base after the withdrawal, divided by the current Maximum Annual Withdrawal Amount.

     During any Benefit Year in which the sum of withdrawals exceeds the Maximum Annual Withdrawal Amount, the new Minimum Withdrawal Period equals the Minimum Withdrawal Period calculated at the end of the prior Benefit Year reduced by one year.

     CONTRACT VALUE: Any withdrawal under the Benefit reduces the contract value by the amount of the withdrawal.

THE OPTIONAL LIVING BENEFITS EXAMPLES APPENDIX PROVIDES EXAMPLES OF THE EFFECTS OF WITHDRAWALS.

What happens if my contract value is reduced to zero with Seasons Income
Rewards?

If the contract value is zero but the Stepped-Up Benefit Base is greater than zero, a Benefit remains payable under the feature until the Benefit Base is zero. However, the contract and its features and other benefits will be terminated once the contract value equals zero. Once the contract is terminated, you may not make subsequent Purchase Payments and no death benefit or future annuitization payments are available. Therefore, under adverse market conditions, withdrawals taken under the Benefit may reduce the contract value to zero eliminating any other benefits of the contract.

To receive your remaining Benefit, you may select one of the following options:

     1. The current Maximum Annual Withdrawal Amount, paid equally on a quarterly, semi-annual or annual frequency as selected by you until the Stepped-Up Benefit Base equals zero; or

     2. lump sum distribution of the discounted present value as determined by us, of the total remaining guaranteed withdrawals; or

     3. any payment option mutually agreeable between you and us.

If you do not select a payment option, the remaining Benefit will be paid as the current Maximum Annual Withdrawal Amount on a quarterly basis.

What happens to Seasons Income Rewards upon a spousal continuation?

A Continuing Spouse may elect to continue or cancel the feature and its accompanying fee. The components of the feature will not change as a result of a spousal continuation. However, continuation contributions are not considered to be Eligible Purchase Payments. SEE SPOUSAL CONTINUATION BELOW.

Can my non-spousal Beneficiary elect to receive any remaining withdrawals under Seasons Income Rewards upon my death?

If the contract value is greater than zero when the owner dies, a non-spousal Beneficiary must make a death claim under the contract provisions, which terminates Seasons Income Rewards. If the contract value is zero when the owner dies, meaning that no death benefit is payable, but the Stepped-Up Benefit Base is greater than zero, a non-spousal Beneficiary may elect to continue receiving any remaining withdrawals under the feature. The components of the feature will not change. SEE DEATH BENEFITS BELOW.

Can Seasons Income Rewards be cancelled?

Once you elect Seasons Income Rewards, you may not cancel the feature. However, there is no charge for Seasons Income Rewards after the 10th contract anniversary.

Additionally, the feature automatically terminates upon the occurrence of one of the following:

     1. The Stepped-Up Benefit Base is equal to zero; or

     2. Annuitization of the contract; or

     3. Full surrender of the contract; or

     4. Death benefit is paid; or

     5. Upon a spousal continuation, the Continuing Spouse elects not to continue the contract with the feature.

We reserve the right to terminate the feature if withdrawals in excess of Maximum Annual Withdrawal Amount in any Benefit Year reduce the Stepped-Up Benefit Base by 50% or more.

Important Information about Seasons Income Rewards

Seasons Income Rewards is designed to offer protection of your initial investment in the event of a significant market downturn. Seasons Income Rewards may not guarantee an income stream based on all Purchase Payments made into your contract. Seasons Income Rewards does not guarantee investment gains nor does it guarantee a withdrawal of any subsequent Purchase Payments made after the 90th day following the contract issue date. This feature also does not guarantee lifetime income payments. You may never need to rely on Seasons Income Rewards if your contract performs within a historically anticipated range. However, past performance is no guarantee of future results.

WITHDRAWALS UNDER THIS FEATURE ARE TREATED LIKE ANY OTHER WITHDRAWAL FOR THE PURPOSE OF REDUCING THE CONTRACT VALUE, FREE WITHDRAWAL AMOUNTS AND ALL OTHER BENEFITS, FEATURES AND CONDITIONS OF YOUR CONTRACT. PLEASE SEE ACCESS TO YOUR MONEY ABOVE.

If you elect Seasons Income Rewards and need to take withdrawals or are required to take required minimum distributions ("RMD") under the Internal Revenue Code from this contract prior to the Benefit Availability Date, you should know that such withdrawals may negatively affect the value of the Benefit.

Any withdrawals taken may be subject to a 10% IRS tax penalty if you are under age 59 1/2 at the time of the withdrawal. For information about how the feature is treated for income tax purposes, you should consult a qualified tax advisor concerning your particular circumstances. If you set up RMDs and have elected this feature, your distributions must be automated and will not be recalculated on an annual basis.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE SEASONS INCOME REWARDS (IN ITS ENTIRETY OR ANY COMPONENT) AT ANY TIME FOR PROSPECTIVELY ISSUED CONTRACTS.

SEASONS PROMISE

What is Seasons Promise?

Seasons Promise is an optional living benefit offered on your contract. At the end of 10 full contract years ("Benefit Date"), the feature makes a one-time adjustment ("Benefit") so that your contract will be worth at least the amount of your guaranteed Purchase Payment(s), adjusted for withdrawals, as specified below. Seasons Promise offers protection in the event that your contract value declines due to unfavorable investment performance.

How and when can I elect Seasons Promise?

You may only elect this feature at the time your contract is issued, so long as the Waiting Period ends before your Latest Annuity Date. You cannot elect the feature if you are age 81 or older on the contract issue date. Seasons Promise is not available if you elect any other optional living benefit.

Seasons Promise may not be available in your state or through the broker-dealer with which your financial representative is affiliated. Please check with your financial representative for availability.

Can Seasons Promise be cancelled?

Generally, this feature and its corresponding charge cannot be cancelled or terminated prior to the Benefit Date. The feature terminates automatically following the Benefit Date. In addition, the feature will no longer be available and no Benefit will be paid if a death benefit is paid or if the contract is fully surrendered or annuitized before the end Benefit Date.

How is the Benefit calculated for Seasons Promise?

The Benefit is a one-time adjustment to your contract in the event that your contract value on the Benefit Date is less than the Purchase Payments made in the contract's first 90 days.

The Benefit is equal to your Benefit Base, as defined below, minus your contract value on the Benefit Date. If the resulting amount is positive, you will receive a Benefit under the feature. If the resulting amount is negative, you will not receive a Benefit.

Your Benefit Base is equal to (a) minus (b) where:

     (a) is the Purchase Payments received on or after the contract issue date in the contract's first 90 days, and;

     (b) is an adjustment for all withdrawals and applicable fees and charges made subsequent to the contract issue date, in an amount proportionate to the amount by which the withdrawal decreased the contract value at the time of the withdrawal.

What is the fee for Seasons Promise?

The annualized fee will be deducted from your contract value each quarter throughout the first 10 full contract years, beginning at the end of the first contract quarter following the contract issue date and up to and including on the Benefit Date. Once the feature is terminated, as discussed above, the charge will no longer be deducted. We will also not assess the quarterly fee if you surrender or annuitize before the end of the quarter.

---------------------------------------------------------
       CONTRACT YEAR               ANNUALIZED FEE*
---------------------------------------------------------
            0-5                         0.65%
---------------------------------------------------------
            6-10                        0.45%
---------------------------------------------------------
            11+                          none
---------------------------------------------------------

* As a percentage of your contract value minus Purchase Payments received after the 90th day since the contract issue date.

What happens to Seasons Promise upon a spousal continuation?

If your spouse chooses to continue this contract upon your death, this feature cannot be terminated until 10 full contract years have passed starting from the original issue date. Therefore, the corresponding Benefit Date will not change as a result of a spousal continuation. SEE SPOUSAL CONTINUATION BELOW.

Important Information about Seasons Promise

Seasons Promise may not guarantee a return of all of your Purchase Payments. If you plan to add subsequent Purchase Payments over the life of your contract, you should know that Seasons Promise would not protect the majority of those payments.

Since Seasons Promise may not guarantee a return of all Purchase Payments, it is important to realize that subsequent Purchase Payments made into the contract may decrease the value of the Benefit. For example, if near the Benefit Date your Benefit Base is greater than your contract value, and you then make a subsequent Purchase Payment that causes your contract value to be larger than your Benefit Base on your Benefit Date, you will not receive any Benefit even though you have paid for Seasons Promise throughout the first 10 contract years. You should discuss making subsequent Purchase Payments with your financial representative as such activity may reduce or eliminate the value of the Benefit.

We will allocate the Benefit, if any, on the Benefit Date to the Cash Management Variable Portfolio. Any Benefit paid is not considered a Purchase Payment for purposes of calculating other benefits or features of your contract. Other contract benefits based on earnings, will continue to define earnings as the difference between contract value and Purchase Payments adjusted for withdrawals. For information about how the Benefit is treated for income tax purposes, you should consult a qualified tax advisor for information concerning your particular circumstances.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE SEASONS PROMISE (IN ITS ENTIRETY OR ANY COMPONENT) AT ANY TIME FOR PROSPECTIVELY ISSUED CONTRACTS.

DEATH BENEFIT
--------------------------------------------------------------------------------

If you die during the Accumulation Phase of your contract, we pay a death benefit to your Beneficiary. You must select a death benefit option at the time you purchase your contract. Once selected, you cannot change your death benefit option. You should discuss the available options with your financial representative to determine which option is best for you.

We do not pay a death benefit if you die after you switch to the Income Phase. In that case, your Beneficiary would receive any remaining guaranteed annuity income payments in accordance with the annuity income option you selected. SEE INCOME OPTIONS BELOW.

You designate your Beneficiary, who will receive any death benefit payments. You may change the Beneficiary at any time, unless you previously made an irrevocable Beneficiary designation. If your contract is jointly owned, the surviving joint owner is the sole beneficiary.

We calculate and pay the death benefit when we receive all required paperwork and satisfactory proof of death. All death benefit calculations discussed below are made as of the day a death benefit request is received by us in good order (including satisfactory proof of death) if the request is received before Market Close. If the death benefit request is received after Market Close, the death benefit calculations will be as of the next business day. We consider the following satisfactory proof of death:

     1. a certified copy of the death certificate; or

     2. a certified copy of a decree of a court of competent jurisdiction as to the finding of death; or

     3. a written statement by a medical doctor who attended the deceased at the time of death; or

     4. any other proof satisfactory to us.

If a Beneficiary does not elect a specific form of pay out, within 60 days of our receipt of all required paperwork and satisfactory proof of death, we pay a lump sum death benefit to the Beneficiary.

The death benefit must be paid within 5 years of the date of death unless the Beneficiary elects to have it payable in the form of an income option. If the Beneficiary elects an income option, it must be paid over the Beneficiary's lifetime or for a period not extending beyond the Beneficiary's life expectancy. Payments must begin within one year of your death.

If the Beneficiary is the spouse of a deceased owner, he or she can elect to continue the Contract. SEE SPOUSAL CONTINUATION BELOW.

A Beneficiary may also elect to continue the contract and take the death benefit amount in a series of payments based upon the Beneficiary's life expectancy under the Extended Legacy program described below, subject to the applicable Internal Revenue Code distribution requirements. Payments must begin no later than the first anniversary of death for Non-qualified contracts or December 31st of the year following the year of death for IRAs. Your Beneficiary cannot participate in the Extended Legacy program if your he/she has already elected another payout option. Beneficiaries who do not begin taking payments within these specified time periods will not be eligible to elect an income option or participate in the Extended Legacy program.

EXTENDED LEGACY PROGRAM AND BENEFICIARY CONTINUATION OPTIONS

The Extended Legacy program can allow a Beneficiary to take the death benefit amount in the form of income payments over a longer period of time with the flexibility to withdraw more than the IRS required minimum distribution if they wish. The contract continues in the original owner's name for the benefit of the Beneficiary. The Extended Legacy program allows the Beneficiary to take distributions in the form of a series of payments similar to the required minimum distributions under an IRA. Generally, IRS required minimum distributions must be made at least annually over a period not to exceed the Beneficiary's life expectancy as determined in the calendar year after your death. A Beneficiary may withdraw all or a portion of the contract value at any time, name their own beneficiary to receive any remaining unpaid interest in the contract in the event of their death and make transfers among investment options. If the contract value is less than the death benefit amount as of the date we receive satisfactory proof of death and all required paperwork, we will increase the contract value by the amount which the death benefit exceeds contract value. Participation in the program may impact certain features of the contract that are detailed in the Death Claim Form. Please see your financial representative for additional information.

OTHER BENEFICIARY CONTINUATION OPTIONS

Alternatively to the Extended Legacy program, the Beneficiary may also elect to receive the death benefit under a 5-year payout option. The Beneficiary may take withdrawals as desired, but the entire contract value must be distributed by the fifth anniversary of death for Non-qualified contracts or by December 31st of the year containing the fifth anniversary of death for IRAs. For IRAs, the 5-year payout option is not available if the date of death is after the required beginning date for distributions (April 1 of the year following the year the owner reaches the age of 70 1/2).

Please consult a qualified advisor regarding tax implications and your particular circumstances.

DEATH BENEFIT DEFINED TERMS

The term "Net Purchase Payment" is used frequently in describing the death benefit payable. Net Purchase Payment is an on-going calculation. It does not represent a contract value.

We define Net Purchase Payments as Purchase Payments less an adjustment for each withdrawal, including fees and charges applicable to that withdrawal. If you have not taken any withdrawals from your contract, Net Purchase Payments equals total Purchase Payments into your contract. To calculate the adjustment amount for the first withdrawal made under the contract, we determine the percentage by which the withdrawal reduced the contract value. For example, a $10,000 withdrawal from a $100,000 contract is a 10% reduction in value. This percentage is calculated by dividing the amount of each withdrawal by the contract value immediately before taking the withdrawal. The resulting percentage is then multiplied by the amount of the total Purchase Payments and subtracted from the amount of the total Purchase Payments on deposit at the time of the withdrawal. The resulting amount is the initial Net Purchase Payment.

To arrive at the Net Purchase Payment calculation for subsequent withdrawals, we determine the percentage by which the contract value is reduced, by taking the amount of the withdrawal in relation to the contract value immediately before the withdrawal. We then multiply the Net Purchase Payment calculation as determined prior to the withdrawal, by this percentage. We subtract that result from the Net Purchase Payment calculation as determined prior to the withdrawal to arrive at all subsequent Net Purchase Payment calculations.

The term "withdrawals" as used in describing the death benefit options is defined as withdrawals and the fees and charges applicable to those withdrawals.

THE COMPANY DOES NOT ACCEPT PURCHASE PAYMENTS FROM ANYONE AGE 86 OR OLDER. THEREFORE, THE DEATH BENEFIT CALCULATIONS ASSUME THAT NO PURCHASE PAYMENTS ARE RECEIVED ON OR AFTER YOUR 86TH BIRTHDAY.

DEATH BENEFIT OPTIONS

This contract provides a Standard Death Benefit which is automatically included in your contract for no additional fee and optional enhanced death benefits which you may elect for an additional fee.

STANDARD DEATH BENEFIT

If the contract is issued prior to your 83rd birthday, the standard death benefit on your contract is the greater of:

     1. Contract value; or

     2. Net Purchase Payments.

If the contract is issued on or after the 83rd birthday but prior to your 86th birthday, the standard death benefit is the greater of:

     1. Contract value; or

     2. The lesser of:

        a. Net Purchase Payments; or

        b. 125% of Contract Value.

OPTIONAL ENHANCED DEATH BENEFIT

For an additional fee, you may elect one of the enhanced death benefits below which can provide greater protection for your beneficiaries. If you elect an enhanced death benefit, you must choose one of the options listed below at the time you purchase your contract and you cannot change your election thereafter at any time. The fee for the enhanced death benefit is 0.15% of the average daily ending value of the assets you have allocated to the Variable Portfolios.

Option 1 - Purchase Payment Accumulation Option

If the contract is issued prior to your 75th birthday, the death benefit is the greatest of:

     1. Contract value; or

     2. Net Purchase Payments, compounded at 3% annual growth rate to the earlier of the 75th birthday or the date of death, reduced for withdrawals after the 75th birthday in the same proportion that the contract value was reduced on the date of such withdrawal, and adjusted for Net Purchase Payments received after the 75th birthday; or

     3. Contract value on the seventh contract anniversary, reduced for withdrawals since the seventh contract anniversary in the same proportion that the contract value was reduced on the date of such withdrawal, and adjusted for Net Purchase Payments received after the seventh contract anniversary.

The Purchase Payment Accumulation Option can only be elected prior to your 75th birthday.

Option 2 - Maximum Anniversary Option

If the contract is issued prior to your 83rd birthday, the death benefit is the greatest of:

     1. Contract value; or

     2. Net Purchase Payments; or

     3. Maximum anniversary value on any contract anniversary prior to your 83rd birthday. The anniversary values equal the contract value on a contract anniversary, reduced for withdrawals since that contract anniversary in the same proportion that the contract value was reduced on the date of such withdrawal, and adjusted for any Net Purchase Payments since that anniversary.

The Maximum Anniversary Value option can only be elected prior to your 83rd birthday.

Under the Maximum Anniversary Value option, if you die on or after your 90th birthday the death benefit is equal to your contract value. If you die on or after your 90th birthday, the Standard Death Benefit may provide more value to your beneficiaries than the Maximum Anniversary Value option. Further, there is no additional charge for the Standard Death Benefit and there is an additional charge for the Maximum Anniversary Value option. You should discuss the death benefit options with your financial representative prior to making an election.

If you purchased your contract prior to August 2, 2004, please refer to the Statement of Additional Information for a description of the death benefit options.

For contracts in which the aggregate of all Purchase Payments in contracts issued by AIG SunAmerica Life and/or First SunAmerica to the same owner/annuitant are in excess of $1,000,000, we reserve the right to limit the death benefit amount that is in excess of contract value at the time we receive all paperwork and satisfactory proof of death. Any limit on the maximum death benefit payable would be mutually agreed upon in writing by you and the Company prior to purchasing the contract.

OPTIONAL ESTATEPLUS BENEFIT

EstatePlus, an optional benefit of your contract, may increase the death benefit amount if you have earnings in your contract at the time of death. The fee is 0.25% of the average daily ending net asset value allocated to the Variable Portfolios. EstatePlus is not available if you are age 81 or older at the time we issue your contract.

In order to elect EstatePlus, you must have also elected one of the optional enhanced death benefits described above. You must elect EstatePlus at the time we issue your contract and you may not terminate this election. Furthermore, EstatePlus is not payable after the Latest Annuity Date. You may pay for EstatePlus and your Beneficiary may never receive the benefit if you live past the Latest Annuity Date.

We will add a percentage of your contract earnings (the "EstatePlus Percentage"), subject to a maximum dollar amount (the "Maximum EstatePlus Benefit"), to the death benefit payable. The contract year of your death will determine the EstatePlus Percentage and the Maximum EstatePlus Benefit.

The table below applies to contracts issued prior to your 70th birthday:

      -----------------------------------------------------------------------------------------------
           CONTRACT YEAR                 ESTATEPLUS                            MAXIMUM
             OF DEATH                    PERCENTAGE                      ESTATEPLUS BENEFIT
      -----------------------------------------------------------------------------------------------
            Years 0 - 4                25% of Earnings              40% of Net Purchase Payments
      -----------------------------------------------------------------------------------------------
            Years 5 - 9                40% of Earnings              65% of Net Purchase Payments*
      -----------------------------------------------------------------------------------------------
             Years 10+                 50% of Earnings              75% of Net Purchase Payments*
      -----------------------------------------------------------------------------------------------

The table below applies to contracts issued on or after your 70th birthday but prior to your 81st birthday:

      -----------------------------------------------------------------------------------------------
           CONTRACT YEAR                 ESTATEPLUS                            MAXIMUM
             OF DEATH                    PERCENTAGE                      ESTATEPLUS BENEFIT
      -----------------------------------------------------------------------------------------------
        All Contract Years             25% of Earnings              40% of Net Purchase Payments*
      -----------------------------------------------------------------------------------------------

* Purchase Payments received after the 5th contract anniversary must remain in the contract for at least 6 full months to be included as part of Net Purchase Payments for the purpose of the Maximum EstatePlus Benefit.

What is the Contract Year of Death?

Contract Year of Death is the number of full 12-month periods during which you have owned your contract ending on the date of death. Your Contract Year of Death is used to determine the EstatePlus Percentage and Maximum EstatePlus Benefit as indicated in the table above.

What is the EstatePlus Percentage?

We determine the EstatePlus benefit using the EstatePlus Percentage, indicated in the table above, which is a specified percentage of the earnings in your contract on the date of death. For the purpose of this calculation, earnings equals contract value minus Net Purchase Payments as of the date of death. If there are no earnings in your contract at the time of death, the amount of your EstatePlus benefit will be zero.

What is the Maximum EstatePlus Benefit?

The EstatePlus benefit is subject to a maximum dollar amount. The Maximum EstatePlus benefit is equal to a specified percentage of your Net Purchase Payments, as indicated in the table above.

EstatePlus may not be available in your state or through the broker-dealer with which your financial representative is affiliated. Please contact your financial representative for information regarding availability.

A Continuing Spouse may continue or terminate EstatePlus on the Continuation Date but cannot continue the contract with EstatePlus if they are age 81 or older on the Continuation Date. If the Continuing Spouse terminates EstatePlus or dies after the Latest Annuity Date, no EstatePlus benefit will be payable to the Continuing Spouse's Beneficiary. SEE SPOUSAL CONTINUATION BELOW.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE ESTATEPLUS (IN ITS ENTIRETY OR ANY COMPONENT) AT ANY TIME FOR PROSPECTIVELY ISSUED CONTRACTS.

SPOUSAL CONTINUATION

The Continuing Spouse may elect to continue the contract after your death. Generally, the contract and its benefit and elected features, if any, remain the same. The Continuing Spouse is subject to the same fees, charges and expenses applicable to the original owner of the contract. A spousal continuation can only take place once, upon the death of the original owner of the contract.

To the extent that the Continuing Spouse invests in the Variable Portfolios, they will be subject to investment risk as was the original owner.

Upon a spousal continuation, we will contribute to the contract value an amount by which the death benefit that would have been paid to the Beneficiary upon the death of the original owner, exceeds the contract value ("Continuation Contribution"), if any. We calculate the Continuation Contribution as of the date of the original owner's death. We will add the Continuation Contribution as of the date we receive both the Continuing Spouse's written request to continue the contract and proof of death of the original owner in a form satisfactory to us ("Continuation Date"). The Continuation Contribution is not considered a Purchase Payment for the purposes of any other calculations except the death benefit following the Continuing Spouse's death. Generally, the age of the Continuing Spouse on the Continuation Date and on the date of the Continuing Spouse's death will be used in determining any future death benefits under the contract. SEE THE SPOUSAL CONTINUATION APPENDIX FOR A DISCUSSION OF THE DEATH BENEFIT CALCULATIONS AFTER A SPOUSAL CONTINUATION.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE SPOUSAL CONTINUATION PROVISION (IN ITS ENTIRETY OR ANY COMPONENT) AT ANY TIME FOR PROSPECTIVELY ISSUED CONTRACTS.

PLEASE SEE OPTIONAL LIVING BENEFITS AND DEATH BENEFITS ABOVE FOR INFORMATION ON THE EFFECT OF SPOUSAL CONTINUATION ON THOSE BENEFITS.

EXPENSES
--------------------------------------------------------------------------------

There are fees and expenses associated with your contract which reduce your investment return. We will not increase the contract fees, such as mortality and expense charges or withdrawal charges for the life of your contract. Underlying Fund fees may increase or decrease. Some states may require that we charge less than the amounts described below. Please see Appendix D for state-specific expenses.

SEPARATE ACCOUNT CHARGES

The annualized Separate Account expense is 1.55% of the average daily ending net asset value allocated to the Variable Portfolios. This charge compensates the Company for the mortality and expense risk and the costs of contract distribution assumed by the Company.

Generally, the mortality risks assumed by the Company arise from its contractual obligations to make annuity income payments after the Annuity Date and to provide a death benefit. The expense risk assumed by the Company is that the costs of administering the contracts and the Separate Account will exceed the amount received from the fees and charges assessed under the contract.

If these charges do not cover all of our expenses, we will pay the difference. Likewise, if these charges exceed our expenses, we will keep the difference. The mortality and expense risk charge is expected to result in a profit. Profit may be used for any legitimate cost or expense including supporting distribution. SEE PAYMENTS IN CONNECTION WITH DISTRIBUTION OF THE CONTRACT BELOW.

WITHDRAWAL CHARGES

The contract provides a free withdrawal amount every contract year. SEE ACCESS TO YOUR MONEY ABOVE. You may incur a withdrawal charge if you take a withdrawal in excess of the free withdrawal amount and/or if you fully surrender your contract.

We apply a withdrawal charge against each Purchase Payment you contribute to the contract. After a Purchase Payment has been in the contract for three complete years, a withdrawal charge no longer applies to that Purchase Payment. The withdrawal charge percentage declines each year that Purchase Payment is in the contract. The withdrawal charge schedule is as follows:

        YEAR          1    2    3   4+
  -----------------  ---  ---  ---  ---
  Withdrawal Charge  7%   6%   6%   0%

When calculating the withdrawal charge, we treat withdrawals as coming first from the Purchase Payments that have been in your contract the longest. However, for tax purposes, your withdrawals are considered as coming from earnings first, then Purchase Payments. SEE ACCESS TO YOUR MONEY ABOVE.

Whenever possible, we deduct the withdrawal charge from the money remaining in your contract. If you fully surrender your contract value, we deduct any applicable withdrawal charges from the amount surrendered.

We will not assess a withdrawal charge when we pay a death benefit, contract fees and/or when you switch to the Income Phase.

Withdrawals made prior to age 59 1/2 may result in tax penalties. SEE TAXES
BELOW.

UNDERLYING FUND EXPENSES

     INVESTMENT MANAGEMENT FEES

The Separate Account purchases shares of the Variable Portfolios. The Accumulation Unit value for each Variable Portfolio reflects the investment management fees and other expenses of the corresponding Underlying Funds. These fees may vary. They are not fixed or specified in your annuity contract, rather the Variable Portfolios are governed by their own boards of trustees.

     12B-1 FEES

Underlying Fund shares are subject to a fee of up to 0.25% imposed under a servicing plan adopted by the Seasons Series Trust pursuant to Rule 12b-1 under the Investment Company Act of 1940.

FOR MORE DETAILED INFORMATION ON THESE UNDERLYING FUND FEES, REFER TO THE PROSPECTUS FOR THE SEASONS SERIES TRUST.

CONTRACT MAINTENANCE FEE

During the Accumulation Phase, we deduct a contract maintenance fee of $35 from your contract once per year on your contract anniversary. This charge compensates us for the cost of administering your contract. The fee is deducted proportionately from your contract value on your contract anniversary by redeeming the number of Accumulation Units invested in the Variable Portfolios and the dollar amount invested in available Fixed Accounts which in total equal the amount of the fee. If you withdraw your entire contract value, we will deduct the contract maintenance fee from that withdrawal.

If your contract value is $50,000 or more on your contract anniversary date, we currently waive this fee. This waiver is subject to change without notice.

TRANSFER FEE

Generally, we permit 15 free transfers between investment options each contract year. We charge you $25 for each additional transfer that contract year. SEE TRANSFERS DURING THE ACCUMULATION PHASE ABOVE.

OPTIONAL MARKETLOCK FEE

The annualized MarketLock fee will be assessed as a percentage of the MAV Benefit Base for all years in which the feature is in effect. The fee will be deducted quarterly from your contract value starting on the first quarter following the contract issue date and ending upon the termination of the feature. The fee is deducted proportionately from your contract value by redeeming the number of Accumulation Units invested in the Variable Portfolios and the dollar amount invested in available Fixed Accounts which in total equal the amount of the fee. If your contract value falls to zero before the feature has been terminated, the fee will no longer be assessed. We will not assess the quarterly fee if you surrender or annuitize before the end of a quarter. The fee is as follows:

-------------------------------------------------------------------------
                                                      ANNUALIZED FEE
-------------------------------------------------------------------------
  All years in which the feature is in effect             0.65%
-------------------------------------------------------------------------

OPTIONAL MARKETLOCK FOR TWO FEE

The annualized MarketLock For Two fee will be assessed as a percentage of the MAV Benefit Base for all years in which the feature is in effect. The fee will be deducted quarterly from your contract value starting on the first quarter following the contract issue date and ending upon the termination of the feature. The fee is deducted proportionately from your contract value by redeeming the number of Accumulation Units invested in the Variable Portfolios and the dollar amount invested in available Fixed Accounts which in total equal the amount of the fee. If your contract value falls to zero before the feature has been terminated, the fee will no longer be assessed. We will not assess the quarterly fee if you surrender or annuitize before the end of a quarter. The fee is as follows:

----------------------------------------------------------------------
ALL YEARS IN WHICH THE FEATURE IS IN EFFECT       ANNUALIZED FEE
----------------------------------------------------------------------
 Prior to Any Withdrawal                               0.40%
----------------------------------------------------------------------
 After the First Withdrawal                            0.80%
----------------------------------------------------------------------

OPTIONAL SEASONS INCOME REWARDS FEE

The annualized Seasons Income Rewards fee will be assessed as a percentage of the Withdrawal Benefit Base. The fee will be deducted quarterly from your contract value starting on the first quarter following the contract issue date and ending upon the termination of the feature. The fee is deducted proportionately from your contract value by redeeming the number of Accumulation Units invested in the Variable Portfolios and the dollar amount invested in available Fixed Accounts which in total equal the amount of the fee. If your contract value falls to zero before the feature has been terminated, the fee will no longer be assessed. We will not assess the quarterly fee if you surrender or annuitize before the end of a quarter. The fee is as follows:

---------------------------------------------------------
       CONTRACT YEAR                ANNUALIZED FEE
---------------------------------------------------------
         0-7 years                      0.65%
---------------------------------------------------------
         8-10 years                     0.45%
---------------------------------------------------------
         11+ years                       none
---------------------------------------------------------

OPTIONAL SEASONS PROMISE FEE

The annualized Seasons Promise fee is calculated as a percentage of your contract value minus Purchase Payments received after the 90th day since contract issue date. If you elect the feature, the fee is deducted at the end of the first contract quarter and quarterly thereafter from your contract value. The fee is deducted proportionately from your contract value by redeeming the number of Accumulation Units invested in the Variable Portfolios and the dollar amount invested in available Fixed Accounts which in total equal the amount of the fee. The fee is as follows:

---------------------------------------------------------
       CONTRACT YEAR                ANNUALIZED FEE
---------------------------------------------------------
            0-5                         0.65%
---------------------------------------------------------
            6-10                        0.45%
---------------------------------------------------------
            11+                          none
---------------------------------------------------------

OPTIONAL ENHANCED DEATH BENEFIT FEE

The annualized fee for the optional enhanced death benefit is 0.15% of the average daily ending net asset value allocated to the Variable Portfolio(s).

OPTIONAL ESTATEPLUS FEE

The annualized fee for the optional EstatePlus is 0.25% of the average daily ending net asset value allocated to the Variable Portfolio(s).

PREMIUM TAX

Certain states charge the Company a tax on Purchase Payments up to a maximum of 3.5%. We deduct these premium tax charges when you fully surrender your contract or begin the Income Phase. In the future, we may deduct this premium tax at the time you make a Purchase Payment or upon payment of a death benefit.

INCOME TAXES

We do not currently deduct income taxes from your contract. We reserve the right to do so in the future.

REDUCTION OR ELIMINATION OF FEES, EXPENSES AND ADDITIONAL AMOUNTS CREDITED

Sometimes sales of contracts to groups of similarly situated individuals may lower our fees and expenses. We reserve the right to reduce or waive certain fees and expenses when this type of sale occurs. In addition, we may also credit additional amounts to contracts sold to such groups. We determine which groups are eligible for this treatment. Some of the criteria we evaluate to make a determination are size of the group; amount of expected Purchase Payments; relationship existing between us and the prospective purchaser; length of time a group of contracts is expected to remain active; purpose of the purchase and whether that purpose increases the likelihood that our expenses will be reduced; and/or any other factors that we believe indicate that fees and expenses may be reduced.

The Company may make such a determination regarding sales to its employees, it affiliates' employees and employees of currently contracted broker-dealers; its registered representatives; and immediate family members of all of those described.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE ANY SUCH DETERMINATION OR THE TREATMENT APPLIED TO A PARTICULAR GROUP AT ANY TIME.

INCOME OPTIONS
--------------------------------------------------------------------------------

ANNUITY DATE

During the Income Phase, we use the money accumulated in your contract to make regular annuity income payments to you. You may switch to the Income Phase any time after your second contract anniversary. You must provide us with a written request of the date you want annuity income payments to begin. Your annuity date is the first day of the month you select annuity income payments to begin ("Annuity Date"). You may change your Annuity Date, so long as you do so at least seven days before the annuity income payments are scheduled to begin. Except as indicated under Option 5 below, once you begin receiving annuity income payments, you cannot otherwise access your money through a withdrawal or surrender.

Annuity income payments must begin on or before your Latest Annuity Date. If you do not choose an Annuity Date, your annuity income payments will automatically begin on the Latest Annuity Date.

If the Annuity Date is past your 85th birthday, your contract could lose its status as an annuity under Federal tax laws. This may cause you to incur adverse tax consequences. In addition, most Qualified contracts require you to take minimum distributions after you reach age 70 1/2. SEE TAXES BELOW.

ANNUITY INCOME OPTIONS

You must contact us to select an annuity income option. Once you begin receiving annuity income payments, you cannot change your annuity income option before beginning the Income Phase. If you elect to receive annuity income payments but do not select an option, your annuity income payments shall be in accordance with Option 4 for a period of 10 years; for annuity income payments based on joint lives, the default is Option 3 for a period of 10 years.

We base our calculation of annuity income payments on the life expectancy of the Annuitant and the annuity rates set forth in your contract. As the contract owner, you may change the Annuitant at any time prior to the Annuity Date. You must notify us if the Annuitant dies before the Annuity Date and designate a new Annuitant. If we do not receive your notification no annuity income option based on the life of the Annuitant may be elected.

OPTION 1 - LIFE INCOME ANNUITY

This option provides annuity income payments for the life of the Annuitant. Annuity income payments stop when the Annuitant dies.

OPTION 2 - JOINT AND SURVIVOR LIFE INCOME ANNUITY

This option provides annuity income payments for the life of the Annuitant and for the life of another designated person. Upon the death of either person, we will continue to make annuity income payments during the lifetime of the survivor. Annuity income payments stop when the survivor dies.

OPTION 3 - JOINT AND SURVIVOR LIFE INCOME ANNUITY WITH 10 OR 20 YEARS GUARANTEED

This option is similar to Option 2 above, with an additional guarantee of payments for at least 10 or 20 years, depending on the period chosen. If the Annuitant and the survivor die before all of the guaranteed annuity income payments have been made, the remaining annuity income payments are made to the Beneficiary under your contract.

OPTION 4 - LIFE INCOME ANNUITY WITH 10 OR 20 YEARS GUARANTEED

This option is similar to Option 1 above with an additional guarantee of payments for at least 10 or 20 years, depending on the period chosen. If the Annuitant dies before all guaranteed annuity income payments are made, the remaining annuity income payments are made to the Beneficiary under your contract.

OPTION 5 - INCOME FOR A SPECIFIED PERIOD

This option provides annuity income payments for a guaranteed period ranging from 5 to 30 years, depending on the period chosen. If the Annuitant dies before all the guaranteed annuity income payments are made, the remaining annuity income payments are made to the Beneficiary under your contract. Additionally, if variable annuity income payments are elected under this option, you (or the Beneficiary under the contract if the Annuitant dies prior to all guaranteed annuity income payments being made) may redeem any remaining guaranteed variable annuity income payments after the Annuity Date. The amount available upon such redemption would be the discounted present value of any remaining guaranteed variable annuity income payments. If provided for in your contract, any applicable withdrawal charge will be deducted from the discounted value as if you fully surrendered your contract.

The value of an Annuity Unit, regardless of the option chosen, takes into account the mortality and expense risk charge. Since Option 5 does not contain an element of mortality risk, no benefit is derived from this charge.

Please read the Statement of Additional Information for a more detailed discussion of the annuity income options.

FIXED OR VARIABLE ANNUITY INCOME PAYMENTS

You can choose annuity income payments that are fixed, variable or both. Unless otherwise elected, if at the date when annuity income payments begin you are invested in the Variable Portfolios only, your annuity income payments will be variable and if your money is only in Fixed Accounts at that time, your annuity income payments will be fixed in amount. Further, if you are invested in both fixed and variable investment options when annuity income payments begin, your payments will be fixed and variable, unless otherwise elected. If annuity income payments are fixed, the Company guarantees the amount of each payment. If the annuity income payments are variable, the amount is not guaranteed.

ANNUITY INCOME PAYMENTS

We make annuity income payments on a monthly, quarterly, semi-annual or annual basis. You instruct us to send you a check or to have the payments directly deposited into your bank account. If state law allows, we distribute annuities with a contract value of $5,000 or less in a lump sum. Also, if state law allows and the selected annuity income option results in annuity income payments of less than $50 per payment, we may decrease the frequency of payments.

If you are invested in the Variable Portfolios after the Annuity date, your annuity income payments vary depending on the following:

     - for life options, your age when annuity income payments begin; and

     - the contract value attributable to the Variable Portfolios on the Annuity Date; and

     - the 3.5% assumed investment rate used in the annuity table for the contract; and

     - the performance of the Variable Portfolios in which you are invested during the time you receive annuity income payments.

If you are invested in both the Fixed Accounts and the Variable Portfolios after the Annuity Date, the allocation of funds between the Fixed Accounts and Variable Portfolios also impacts the amount of your annuity income payments.

The value of variable annuity income payments, if elected, is based on an assumed interest rate ("AIR") of 3.5% compounded annually. Variable annuity income payments generally increase or decrease from one annuity income payment date to the next based upon the performance of the applicable Variable Portfolios. If the performance of the Variable Portfolios selected is equal to the AIR, the annuity income payments will remain constant. If performance of Variable Portfolios is greater than the AIR, the annuity income payments will increase and if it is less than the AIR, the annuity income payments will decline.

TRANSFERS DURING THE INCOME PHASE

During the Income Phase, one transfer per month is permitted between the Variable Portfolios. No other transfers are allowed during the Income Phase. Transfers will be effected for the last NYSE business day of the month in which we receive your request for the transfer.

DEFERMENT OF PAYMENTS

We may defer making fixed payments for up to six months, or less if required by law. Interest is credited to you during the deferral period. SEE ALSO ACCESS TO YOUR MONEY ABOVE FOR A DISCUSSION OF WHEN PAYMENTS FROM A VARIABLE PORTFOLIO MAY BE SUSPENDED OR POSTPONED.

TAXES
--------------------------------------------------------------------------------

NOTE: THE BASIC SUMMARY BELOW ADDRESSES BROAD FEDERAL TAXATION MATTERS, AND GENERALLY DOES NOT ADDRESS STATE TAXATION ISSUES OR QUESTIONS. IT IS NOT TAX ADVICE. WE CAUTION YOU TO SEEK COMPETENT TAX ADVICE ABOUT YOUR OWN CIRCUMSTANCES. WE DO NOT GUARANTEE THE TAX STATUS OF YOUR ANNUITY. TAX LAWS CONSTANTLY CHANGE; THEREFORE, WE CANNOT GUARANTEE THAT THE INFORMATION CONTAINED HEREIN IS COMPLETE AND/OR ACCURATE. WE HAVE INCLUDED AN ADDITIONAL DISCUSSION REGARDING TAXES IN THE STATEMENT OF ADDITIONAL INFORMATION.

ANNUITY CONTRACTS IN GENERAL

The Internal Revenue Code ("IRC") provides for special rules regarding the tax treatment of annuity contracts. Generally, taxes on the earnings in your annuity contract are deferred until you take the money out. Qualified retirement investments that satisfy specific tax and ERISA requirements automatically provide tax deferral regardless of whether the underlying contract is an annuity, a trust, or a custodial account. Different rules apply depending on how you take the money out and whether your contract is Qualified or Non-Qualified.

If you do not purchase your contract under a pension plan, a specially sponsored employer program or an individual retirement account, your contract is referred to as a Non-Qualified contract. A Non-Qualified contract receives different tax treatment than a Qualified contract. In general, your cost in a Non-Qualified contract is equal to the Purchase Payments you put into the contract. You have already been taxed on the cost basis in your contract.

If you purchase your contract under a pension plan, a specially sponsored employer program, as an individual retirement annuity, or under an individual retirement account, your contract is referred to as a Qualified Contract. Examples of qualified plans or arrangements are: Individual Retirement Annuities and Individual Retirement Accounts (IRAs), Roth IRAs, Tax-Sheltered Annuities (also referred to as 403(b) annuities or 403(b) contracts), plans of self-employed individuals (often referred to as H.R. 10 Plans or Keogh Plans), pension and profit sharing plans including 401(k) plans, and governmental 457(b) plans. Typically, for employer plans and tax-deductible IRA contributions, you have not paid any tax on the Purchase Payments used to buy your contract and therefore, you have no cost basis in your contract. However, you normally will have a cost basis in a Roth IRA, a Roth 403(b) or a Roth 401(k) account, and you may have cost basis in a traditional IRA or in another Qualified Contract.

If available and you elect an optional living benefit, the application of certain tax rules, including those rules relating to distributions from your contract, are not entirely clear. While such benefits are not intended to adversely affect the tax treatment of distributions or of the contract, based on available guidance, you should be aware that little such guidance is available. In view of this uncertainty, you should consult a tax advisor before purchasing a guaranteed minimum withdrawal benefit rider and/or other optional living benefit.

TAX TREATMENT OF DISTRIBUTIONS - NON-QUALIFIED CONTRACTS

If you make partial or total withdrawals from a Non-Qualified contract, the IRC generally treats such withdrawals as coming first from taxable earnings and then coming from your Purchase Payments. Purchase payments made prior to August 14, 1982, however, are an important exception to this general rule, and for tax purposes generally are treated as being distributed first, before either the earnings on those contributions, or other purchase payments and earnings in the contract. If you annuitize your contract, a portion of each income payment will be considered, for tax purposes, to be a return of a portion of your Purchase Payment, generally until you have received all of your Purchase Payment. Any portion of each income payment that is considered a return of your Purchase Payment will not be taxed. Additionally, the taxable portion of any withdrawals, whether annuitized or other withdrawals, generally is subject to applicable state and/or local income taxes, and may be subject to an additional 10% penalty tax unless withdrawn in conjunction with the following circumstances:

     - after attaining age 59 1/2;

     - when paid to your beneficiary after you die;

     - after you become disabled (as defined in the IRC);

     - when paid as a part of a series of substantially equal periodic payments (not less frequently than annually) made for your life (or life expectancy) or the joint lives (or joint expectancies) of you and your designated beneficiary for a period of 5 years or attainment of age
       59 1/2, whichever is later;

     - under an immediate annuity contract;

     - which are attributable to Purchase Payments made prior to August 14, 1982.

TAX TREATMENT OF DISTRIBUTIONS - QUALIFIED CONTRACTS (INCLUDING GOVERNMENTAL 457(b) ELIGIBLE DEFERRED COMPENSATION PLANS)

Generally, you have not paid any taxes on the Purchase Payments used to buy a Qualified contract. As a result, most amounts withdrawn from the contract or received as income payments will be taxable income. Exceptions to this general include withdrawals attributable to after-tax Roth IRA, Roth 403(b), and Roth 401(k) contributions. Withdrawals from Roth IRAs are generally treated for federal tax purposes as coming first from the Roth contributions that have already been taxed, and as entirely tax free. Withdrawals from Roth 403(b) and Roth 401(k) accounts, and withdrawals generally from Qualified Contracts, are treated generally as coming pro-rata from amounts that already have been taxed and amounts that are taxed upon withdrawal. Withdrawals from Roth IRA, Roth 403(b) and Roth 401(k) accounts which satisfy certain qualification requirements, including the Owner's attainment of age 59 1/2 and at least five years in a Roth account under the plan or IRA, will not be subject to federal income taxation.

The taxable portion of any withdrawal or income payment from a Qualified Contract will be subject to an additional 10% penalty tax, under the IRC, except in the following circumstances:

     - after attainment of age 59 1/2;

     - when paid to your beneficiary after you die;

     - after you become disabled (as defined in the IRC);

     - as a part of a series of substantially equal periodic payments (not less frequently than annually) made for your life (or life expectancy) or the joint lives (or joint expectancies) of you and your designated beneficiary for a period of 5 years or attainment of age 59 1/2, whichever is later;

     - payments to employees after separation from service after attainment of age 55 (does not apply to IRAs);

     - dividends paid with respect to stock of a corporation described in IRC
       Section 404(k);

     - for payment of medical expenses to the extent such withdrawals do not exceed limitations set by the IRC for deductible amounts paid during the taxable year for medical care;

     - payments to alternate payees pursuant to a qualified domestic relations order (does not apply to IRAs)

     - for payment of health insurance if you are unemployed and meet certain requirements

     - distributions from IRAs for higher education expenses

     - distributions from IRAs for first home purchases

     - amounts distributed from a Code Section 457(b) plan other than amounts representing rollovers from an IRA or employer sponsored plan to which the 10% penalty would otherwise apply.

The IRC limits the withdrawal of an employee's voluntary Purchase Payments from a Tax-Sheltered Annuity (TSA). Withdrawals can only be made when an owner: (1) reaches age 59 1/2; (2) severs employment with the employer; (3) dies; (4) becomes disabled (as defined in the IRC); or (5) experiences a financial hardship (as defined in the IRC). In the case of hardship, the owner can only withdraw Purchase Payments. Additional plan limitations may also apply. Amounts held in a TSA annuity contract as of December 31, 1988 are not subject to these restrictions. Qualifying transfers of amounts from one TSA contract to another TSA contract under section 403(b) or to a custodial account under section 403(b)(7), and qualifying transfers to a state defined benefit plan to purchase service credits, are not considered distributions, and thus are not subject to these withdrawal limitations. Transfer among 403(b) annuities and/or 403(b)(7) custodial accounts generally are subject to rules set out in the Code, regulations, IRS pronouncements, and other applicable legal authorities. If amounts are transferred from a custodial account described in Code section 403(b)(7) to this contract the transferred amount will retain the custodial account withdrawal restrictions.

Withdrawals from other Qualified Contracts are often limited by the IRC and by the employer's plan.

MINIMUM DISTRIBUTIONS

Generally, the IRC requires that you begin taking annual distributions from Qualified annuity contracts by April 1 of the calendar year following the later of (1) the calendar year in which you attain age 70 1/2 or (2) the calendar year in which you separate from service from the employer sponsoring the plan. If you own an IRA, you must begin taking distributions when you attain age 70 1/2. If you own more than one TSA, you may be permitted to take your annual distributions in any combination from your TSAs. A similar rule applies if you own more than one IRA. However, you cannot satisfy this distribution requirement for your TSA contract by taking a distribution from an IRA, and you cannot satisfy the requirement for your IRA by taking a distribution from a TSA.

You may be subject to a surrender charge on withdrawals taken to meet minimum distribution requirements, if the withdrawals exceed the contract's maximum penalty free amount.

Failure to satisfy the minimum distribution requirements may result in a tax penalty. You should consult your tax advisor for more information.

You may elect to have the required minimum distribution amount on your contract calculated and withdrawn each year under the automatic withdrawal option. You may select monthly, quarterly, semiannual, or annual withdrawals for this purpose. This service is provided as a courtesy and we do not guarantee the accuracy of our calculations. Accordingly, we recommend you consult your tax advisor concerning your required minimum distribution. You may terminate your election for automated minimum distribution at any time by sending a written request to our Annuity Service Center. We reserve the right to change or discontinue this service at any time.

The IRS issued regulations, effective January 1, 2003, regarding required minimum distributions from Qualified annuity contracts. One of the regulations effective January 1, 2006 will require that the annuity contract value used to determine required minimum distributions include the actuarial value of other benefits under the contract, such as optional death benefits and living benefits. This regulation does not apply to required minimum distributions made under an irrevocable annuity income option. You should discuss the effect of these new regulations with your tax advisor.

TAX TREATMENT OF DEATH BENEFITS

Any death benefits paid under the contract are taxable to the Beneficiary. The rules governing the taxation of payments from an annuity contract, as discussed above, generally apply whether the death benefits are paid as lump sum or annuity payments. Estate taxes may also apply.

Certain enhanced death benefits may be purchased under your contract. Although these types of benefits are used as investment protection and should not give rise to any adverse tax effects, the IRS could take the position that some or all of the charges for these death benefits should be treated as a partial withdrawal from the contract. In that case, the amount of the partial withdrawal may be includible in taxable income and subject to the 10% penalty if the owner is under 59 1/2.

If you own a Qualified contract and purchase these enhanced death benefits the IRS may consider these benefits "incidental death benefits" or "life insurance." The IRC imposes limits on the amount of the incidental benefits and/or life insurance allowable for Qualified contracts and the employer-sponsored plans under which they are purchased. If the death benefit(s) selected by you are considered to exceed these limits, the benefit(s) could result in taxable income to the owner of the Qualified contract, and in some cases could adversely impact the qualified status of the Qualified contract or the plan. You should consult your tax advisor regarding these features and benefits prior to purchasing a contract.

CONTRACTS OWNED BY A TRUST OR CORPORATION

A Trust or Corporation ("Non-Natural Owner") that is considering purchasing this contract should consult a tax advisor. Generally, the IRC does not treat a Non-qualified contract owned by a non-natural owner as an annuity contract for Federal income tax purposes. The non-natural owner pays tax currently on the contract's value in excess of the owner's cost basis. However, this treatment is not applied to a contract held by a trust or other entity as an agent for a natural person nor to contracts held by Qualified Plans. See the SAI for a more detailed discussion of the potential adverse tax consequences associated with non-natural ownership of a Non-qualified annuity contract.

GIFTS, PLEDGES AND/OR ASSIGNMENTS OF A CONTRACT

If you transfer ownership of your Non-Qualified contract to a person other than your spouse (or former spouse incident to divorce) as a gift you will pay federal income tax on the contract's cash value to the extent it exceeds your cost basis. The recipient's cost basis will be increased by the amount on which you will pay federal taxes. In addition, the IRC treats any assignment or pledge (or agreement to assign or pledge) of any portion of a Non-Qualified contract as a withdrawal. See the SAI for a more detailed discussion regarding potential tax consequences of gifting, assigning, or pledging a Non-qualified contract.

The IRC prohibits Qualified annuity contracts including IRAs from being transferred, assigned or pledged as security for a loan. This prohibition, however, generally does not apply to loans under an employer-sponsored plan (including loans from the annuity contract) that satisfy certain requirements, provided that: (a) the plan is not an unfunded deferred compensation plan; and
(b) the plan funding vehicle is not an IRA.

DIVERSIFICATION AND INVESTOR CONTROL

The IRC imposes certain diversification requirements on the underlying investments for a variable annuity. We believe that the manager of the Underlying Funds monitors the Funds so as to comply with these requirements. To be treated as a variable annuity for tax purposes, the underlying investments must meet these requirements.

The diversification regulations do not provide guidance as to the circumstances under which you, and not the Company, would be considered the owner of the shares of the Variable Portfolios under your Non-qualified contract, because of the degree of control you exercise over the underlying investments. This diversification requirement is sometimes referred to as "investor control." It is unknown to what extent owners are permitted to select investments, to make transfers among Variable Portfolios or the number and type of Variable Portfolios owners may select from. If any guidance is provided which is considered a new position, then the guidance should generally be applied prospectively. However, if such guidance is considered not to be a new position, it may be applied retroactively. This would mean that you, as the owner of the Non-qualified contract, could be treated as the owner of the Underlying Fund. Due to the uncertainty in this area, we reserve the right to modify the contract in an attempt to maintain favorable tax treatment.

These investor control limitations generally do not apply to Qualified contracts, which are referred to as "Pension Plan Contracts" for purposes of this rule, although the limitations could be applied to Qualified contracts in the future.

OTHER INFORMATION
--------------------------------------------------------------------------------

AIG SUNAMERICA LIFE

The Company is a stock life insurance company originally organized under the laws of the state of California in April 1965. On January 1, 1996, the Company redomesticated under the laws of the state of Arizona. Its principal place of business is 1 SunAmerica Center, Los Angeles, California 90067. The Company conducts life insurance and annuity business in the District of Columbia and all states except New York. The Company is an indirect, wholly owned subsidiary of American International Group, Inc. ("AIG"), a Delaware corporation.

THE SEPARATE ACCOUNT

The Company established the Separate Account, Variable Annuity Account Five, under Arizona law on July 8, 1996 when it assumed the Separate Account, originally established under California law on June 25, 1981. The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended.

The Company owns the assets in the Separate Account. However, the assets in the Separate Account are not chargeable with liabilities arising out of any other business conducted by the Company. Income gains and losses (realized and unrealized) resulting from assets in the Separate Account are credited to or charged against the Separate Account without regard to other income gains or losses of the Company.

THE GENERAL ACCOUNT

Money allocated to any Fixed Accounts goes into the Company's general account. The general account consists of all of the Company's assets other than assets attributable to a Separate Account. All of the assets in the general account are chargeable with the claims of any of the Company's contract holders as well as all of its creditors. The general account funds are invested as permitted under state insurance laws.

The Company has a support agreement in effect between the Company and its ultimate parent company, AIG, and the Company's insurance policy obligations are guaranteed by American Home Assurance Company, ("American Home"), a subsidiary of AIG. See the Statement of Additional Information for more information regarding these arrangements.

Circumstances affecting AIG can have an impact on the Company. For example, the recent downgrades and ratings actions taken by the major rating agencies with respect to AIG resulted in corresponding downgrades and ratings actions being taken with respect to the Company's ratings. There can be no assurance that such ratings agencies will not take further action with respect to such ratings. Accordingly, we can give no assurance that any further changes in circumstances for AIG will not impact us.

GUARANTEE OF INSURANCE OBLIGATIONS

Insurance obligations under contracts issued by the Company are guaranteed by American Home, an affiliate of the Company. Insurance obligations include, without limitation, contract value invested in any available Fixed Accounts, death benefits, living benefits and income options. The guarantee does not guarantee contract value or the investment performance of the Variable Portfolios available under the contracts. The guarantee provides that the Company's contract owners can enforce the guarantee directly.

The Company expects that the American Home guarantee will be terminated within the next year. However, the insurance obligations on contracts issued prior to termination of the American Home guarantee would continue to be covered, including obligations arising from Purchase Payments received after termination, until satisfied in full.

American Home is a stock property-casualty insurance company incorporated under the laws of the State of New York on February 7, 1899. American Home's principal executive office is located at 70 Pine Street, New York, New York 10270. American Home is licensed in all 50 states of the United States and the District of Columbia, as well as certain foreign jurisdictions, and engages in a broad range of insurance and reinsurance activities. American Home is a wholly owned subsidiary of AIG.

REGISTRATION STATEMENTS

Registration statements under the Securities Act of 1933, as amended, related to the contracts offered by this prospectus are on file with the SEC. This prospectus does not contain all of the information contained in the registration statements and exhibits. For further information regarding the Separate Account, the Company and its general account, the Variable Portfolios and the contract, please refer to the registration statements and exhibits.

PAYMENTS IN CONNECTION WITH DISTRIBUTION OF THE CONTRACT

PAYMENTS TO BROKER-DEALERS

Registered representatives of broker-dealers sell the contract. We pay commissions to the broker-dealers for the sale of your contract ("Contract Commissions"). There are different structures by which a broker-dealer can choose to have their Contract Commissions paid. For example, as one option, we may pay upfront Contract Commission only, that may be up to a maximum 8% of each Purchase Payment you invest (which may include promotional amounts). Another option may be a lower upfront Contract Commission on each Purchase Payment, with a trail commission of up to a maximum 1.50% of contract value annually. Generally, the higher the upfront commissions, the lower the trail and vice versa. We pay Contract Commissions directly to the broker-dealer with whom your registered representative is affiliated. Registered representatives may receive a portion of these amounts we pay in accordance with any agreement in place between the registered representative and his/her broker-dealer firm.

We may pay support fees in the form of additional cash or non-cash compensation. These payments can take a variety of forms. They may be intended to reimburse the broker-dealer and/or a specific registered representative for specific expenses incurred or may be calculated as a percentage of sales, certain assets under management, and/or assets invested with us for a particular amount of time (persistency bonus). We may also pay support fees as a flat fee. These payments may be consideration for, among other things, presentation within the broker-dealer firm as a preferred product provider, greater access to train and educate the firm's registered representatives about our products, our participation in the firm's sales conferences and educational seminars and broker-dealers' due diligence on our products. Payment of these support fees may result in our products receiving more visible promotion within the firms than other insurers who might not make such payments or might pay smaller amounts. We enter into such arrangements in our discretion and we may negotiate customized arrangements with firms, including affiliated and non-affiliated broker-dealers based on various factors. We do not deduct these amounts directly from your Purchase Payments. We anticipate recovering these amounts from the fees and charges collected under variable contracts sold.

Contract commissions and other support fees have a financial impact on the broker-dealer firm and your registered representative and therefore may influence the broker-dealer and its registered representatives to present this contract over others available in the market place. You should discuss with your broker-dealer and/or registered representative how they are compensated for sales of a contract and any resulting real or perceived conflicts of interest.

AIG SunAmerica Capital Services, Inc., located at Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992, distributes the contracts. AIG SunAmerica Capital Services, an affiliate of the Company, is a registered broker-dealer under the Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. No underwriting fees are retained in connection with the distribution of the contracts.

PAYMENTS WE RECEIVE

In addition to amounts received pursuant to established 12b-1 Plans from the Underlying Funds, we receive compensation from the Trusts' investment advisor related to the availability of the Underlying Funds in the contract. Such amounts received from our affiliate, AIG SAAMCo, are paid pursuant to a profit sharing agreement and are not expected to exceed 0.50% annually based on assets under management. Furthermore, AIG SAAMCo and/or certain subadvisers may help offset the costs we incur for training to support sales of the Underlying Funds in the contract.

ADMINISTRATION

We are responsible for the administrative servicing of your contract. Please contact our Annuity Service Center at 800/445-SUN2, if you have any comment, question or service request.

We send out transaction confirmations and quarterly statements. During the Accumulation Phase, you will receive confirmation of transactions within your contract. Transactions made pursuant to contractual or systematic agreements, such as dollar cost averaging, may be confirmed quarterly. Purchase Payments received through the automatic payment plan or a salary reduction arrangement, may also be confirmed quarterly. For all other transactions, we send confirmations immediately. It is your responsibility to review these documents carefully and notify us of any inaccuracies immediately. We investigate all inquiries. To the extent that we believe we made an error, we retroactively adjust your contract, provided you notify us within 30 days of receiving the transaction confirmation or quarterly statement. Any other adjustments we deem warranted are made as of the time we receive notice of the error.

LEGAL PROCEEDINGS

There are no pending legal proceedings affecting the Separate Account. The Company and its subsidiaries are parties to various kinds of litigation incidental to their respective business operations. In management's opinion, these matters are not material in relation to the financial position of the Company.

On February 9, 2006, AIG announced that it had reached a resolution of claims and matters under investigation with the United States Department of Justice ("DOJ"), the Securities & Exchange Commission, ("SEC"), Department of Justice ("DOJ"), the Office of the New York Attorney General and the New York State Department of Insurance ("NYAG and DOI"). The settlements resolved outstanding litigation filed by the SEC, NYAG and DOI against AIG and conclude negotiations with these authorities and the DOJ in connection with the accounting, financial reporting and insurance brokerage practices of AIG and its subsidiaries, as well as claims relating to the underpayment of certain workers compensation premium taxes and other assessments. As a result of the settlement, the Company obtained temporary permission from the SEC to continue to serve as a depositor for separate accounts. The Company expects that permanent permission to be forthcoming, as the SEC has granted this type of relief to others in the past in similar circumstances. There is no assurance that permanent permission will be granted, however.

FINANCIAL STATEMENTS

AIG SUPPORT AGREEMENT

AIG has entered into a support agreement with the Company under which AIG has agreed to cause the Company to maintain a minimum net worth and liquidity to meet its policy obligations. The support agreement requires AIG to make payments solely to the Company and not to the policyholders. Under no circumstance can a policyholder proceed directly against AIG for payment on its own behalf; all actions under the support agreements must be brought by the Company, or if the Company fails to enforce its rights, by a policyholder on behalf of the Company.

WHERE YOU CAN FIND MORE INFORMATION

The SEC allows us to "incorporate by reference" some of the information the Company and AIG files with the SEC, which means that we can disclose important information to you by referring you to those documents. The information incorporated by reference is considered to be a part of this prospectus.

We incorporate by reference the consolidated financial statements (including notes and financial statement schedules thereto) and management's assessment of the effectiveness of internal control over financial reporting (which is included in Management's Report on Internal Control Over Financial Reporting) of AIG included in AIG's Amended Annual Report on Form 10-K/A for the year ended December 31, 2005, filed on June 19, 2006, in reliance on the report (which contains an adverse opinion on the effectiveness of internal control over financial reporting) of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

AIG is subject to the informational requirements of the Exchange Act. AIG files reports and other information with the SEC to meet those requirements. AIG files this information electronically pursuant to EDGAR, and it is available to the public through the SEC's website at http://www.sec.gov. You can also inspect and copy this information at SEC public facilities at the following locations:

WASHINGTON, DISTRICT OF COLUMBIA
100 F. Street, N.E., Room 1580
Washington, DC 20549

CHICAGO, ILLINOIS
175 W. Jackson Boulevard
Chicago, IL 60604

NEW YORK, NEW YORK
3 World Financial, Room 4300
New York, NY 10281

To obtain copies by mail contact the Washington, D.C. location. After you pay the fees as prescribed by the rules and regulations of the SEC, the required documents are mailed. The Company will provide without charge to each person to whom this prospectus is delivered, upon written or oral request, a copy of the above documents incorporated by reference. Requests for these documents should be directed to the Company's Annuity Service Center, as follows:

AIG SunAmerica Life Assurance Company
Annuity Service Center
P.O. Box 54299
Los Angeles, California 90054-0299
Telephone Number: (800) 445-SUN2

The financial statements of the Company, the Separate Account and American Home can be found in the Statement of Additional Information ("SAI"). You may obtain a free copy of this SAI if you contact our Annuity Service Center at 800/445-SUN2.

TABLE OF CONTENTS OF

STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

Additional information concerning the operations of the Separate Account is contained in the Statement of Additional Information, which is available without charge upon written request. Please use the request form at the back of this prospectus and send it to our Annuity Service Center at P.O. Box 54299, Los Angeles, California 90054-0299 or by calling 800/445-SUN2. The contents of the SAI are listed below.

Separate Account............................................    3
American Home Assurance Company.............................    3
General Account.............................................    3
Support Agreement Between the Company and AIG...............    3
Performance Data............................................    3
Annuity Payments............................................    6
Income Protector Feature....................................    6
Death Benefits Options for Contracts Issued Prior to August
  2, 2004...................................................    6
Annuity Unit Values.........................................    6
Taxes.......................................................    9
Distribution of Contracts...................................   14
Financial Statements........................................   14

APPENDIX A - CONDENSED FINANCIALS
--------------------------------------------------------------------------------

SEASONS SERIES TRUST -- CLASS 2 SHARES

                                                               FISCAL      FISCAL       FISCAL       FISCAL
                                                                YEAR        YEAR         YEAR         YEAR
                                              INCEPTION TO     ENDING      ENDING       ENDING       ENDING
SEASONS STRATEGIES                               4/30/02      4/30/03     4/30/04      4/30/05      4/30/06
--------------------------------------------  -------------   --------   ----------   ----------   ----------
-------------------------------------------------------------------------------------------------------------
Growth (Inception Date: 12/10/01)
  Beginning AUV.............................  (a)   $15.202   $ 14.480   $   12.807   $   14.964   $   15.679
                                              (b)   $15.202   $ 14.469   $   12.731   $   14.816   $   15.462
  Ending AUV................................  (a)   $14.480   $ 12.807   $   14.964   $   15.679   $   18.014
                                              (b)   $14.469   $ 12.731   $   14.816   $   15.462   $   17.694
  Ending Number of AUs......................  (a)    34,143    204,828      644,613      919,258    1,013,355
                                              (b)    19,273    112,268      304,735      260,049      235,516
-------------------------------------------------------------------------------------------------------------
Moderate Growth (Inception Date: 12/10/01)
  Beginning AUV.............................  (a)   $14.827   $ 14.158   $   12.808   $   14.673   $   15.299
                                              (b)   $14.827   $ 14.125   $   12.728   $   14.522   $   15.082
  Ending AUV................................  (a)   $14.158   $ 12.808   $   14.673   $   15.299   $   17.266
                                              (b)   $14.125   $ 12.728   $   14.522   $   15.082   $   16.953
  Ending Number of AUs......................  (a)    83,099    378,604    1,028,643    1,626,293    1,833,770
                                              (b)    68,214    371,335      566,832      656,130      638,784
-------------------------------------------------------------------------------------------------------------
Balanced Growth (Inception Date: 12/10/01)
  Beginning AUV.............................  (a)   $14.159   $ 13.679   $   12.837   $   14.332   $   14.965
                                              (b)   $14.159   $ 13.699   $   12.801   $   14.234   $   14.804
  Ending AUV................................  (a)   $13.679   $ 12.837   $   14.332   $   14.965   $   16.374
                                              (b)   $13.699   $ 12.801   $   14.234   $   14.804   $   16.134
  Ending Number of AUs......................  (a)    91,728    477,296      910,818    1,454,986    1,514,247
                                              (b)    64,966    173,393      276,721      342,627      312,834
-------------------------------------------------------------------------------------------------------------
Conservative Growth (Inception Date: 12/10/01)
  Beginning AUV.............................  (a)   $13.662   $ 13.528   $   13.111   $   14.297   $   14.873
                                              (b)   $13.662   $ 13.515   $   13.046   $   14.169   $   14.681
  Ending AUV................................  (a)   $13.528   $ 13.111   $   14.297   $   14.873   $   15.924
                                              (b)   $13.515   $ 13.046   $   14.169   $   14.681   $   15.656
  Ending Number of AUs......................  (a)    22,358    383,364      620,786      829,709      758,920
                                              (b)    25,766    223,464      283,856      306,536      279,677
-------------------------------------------------------------------------------------------------------------

     (a) Without election of the Enhanced Death Benefit and EstatePlus
     (b) With election of the Enhanced Death Benefit and EstatePlus AUV - Accumulation Unit Value
         AU - Accumulation Units

                                                                   FISCAL     FISCAL     FISCAL     FISCAL
                                                                    YEAR       YEAR       YEAR       YEAR
                                                  INCEPTION TO     ENDING     ENDING     ENDING     ENDING
FOCUSED PORTFOLIOS                                   4/30/02      4/30/03    4/30/04    4/30/05    4/30/06
------------------------------------------------  -------------   --------   --------   --------   --------
-----------------------------------------------------------------------------------------------------------
Focus Growth (Inception Date: 12/10/01)
  Beginning AUV.................................  (a)   $ 6.898   $  6.590   $  5,585   $  7.135   $  6.790
                                                  (b)   $ 6.898   $  6.571   $  5,547   $  7.058   $  6.689
  Ending AUV....................................  (a)   $ 6.590   $  5.585   $  7,135   $  6.790   $  8.093
                                                  (b)   $ 6.571   $  5.547   $  7,058   $  6.689   $  7.941
  Ending Number of AUs..........................  (a)    12,042    220,869    394,736    842,073    884,487
                                                  (b)    16,100     41,931    134,662    171,055    183,562
-----------------------------------------------------------------------------------------------------------
Focus Growth & Income (Inception Date: 12/10/01)
  Beginning AUV.................................  (a)   $ 8.377   $  8.546   $  7,465   $  9.029   $  9.075
                                                  (b)   $ 8.377   $  8.515   $  7,408   $  8.923   $  8.932
  Ending AUV....................................  (a)   $ 8.546   $  7.465   $  9,029   $  9.075   $ 10.476
                                                  (b)   $ 8.515   $  7.408   $  8,923   $  8.932   $ 10.271
  Ending Number of AUs..........................  (a)     3,960    113,993    288,051    481,449    544,863
                                                  (b)    10,118     27,407     84,532     79,585     89,632
-----------------------------------------------------------------------------------------------------------
Focus Value (Inception Date: 12/10/01)
  Beginning AUV.................................  (a)   $11.042   $ 10.687   $  9,366   $ 12.186   $ 13.452
                                                  (b)   $11.042   $ 10.654   $  9,298   $ 12.050   $ 13.249
  Ending AUV....................................  (a)   $10.687   $  9.366   $ 12,186   $ 13.452   $ 16.006
                                                  (b)   $10.654   $  9.298   $ 12,050   $ 13.249   $ 15.701
  Ending Number of AUs..........................  (a)     1,916    103,476    178,808    442,649    459,927
                                                  (b)    15,685     50,214    107,110    216,502    156,857
-----------------------------------------------------------------------------------------------------------
Focus TechNet (Inception Date: 12/10/01)
  Beginning AUV.................................  (a)   $ 4.447   $  3.305   $  2,802   $  4.290   $  4.136
                                                  (b)   $ 4.447   $  3.295   $  2,782   $  4.243   $  4.074
  Ending AUV....................................  (a)   $ 3.305   $  2.802   $  4,290   $  4.136   $  5.372
                                                  (b)   $ 3.295   $  2.782   $  4,243   $  4.074   $  5.270
  Ending Number of AUs..........................  (a)    18,283    133,469    211,211    391,175    548,602
                                                  (b)    13,502     61,135    127,591    120,465    259,808
-----------------------------------------------------------------------------------------------------------

     (a) Without election of the Enhanced Death Benefit and EstatePlus
     (b) With election of the Enhanced Death Benefit and EstatePlus AUV - Accumulation Unit Value
         AU - Accumulation Units

                                                                  FISCAL     FISCAL     FISCAL      FISCAL
                                                                   YEAR       YEAR       YEAR        YEAR
                                                 INCEPTION TO     ENDING     ENDING     ENDING      ENDING
SELECT PORTFOLIOS                                   4/30/02      4/30/03    4/30/04    4/30/05     4/30/06
-----------------------------------------------  -------------   --------   --------   --------   ----------
------------------------------------------------------------------------------------------------------------
Large-Cap Growth (Inception Date: 12/10/01)
  Beginning AUV................................  (a)   $ 8.809   $  7.945   $  6,809   $  8.092   $    8.365
                                                 (b)   $ 8.809   $  7.928   $  6,767   $  8.010   $    8.247
  Ending AUV...................................  (a)   $ 7.945   $  6.809   $  8,092   $  8.365   $    9.541
                                                 (b)   $ 7.928   $  6.767   $  8,010   $  8.247   $    9.370
  Ending Number of AUs.........................  (a)    13,659    226,901    411,518    867,720    1,313,848
                                                 (b)     9,172     57,652    101,828    149,012      184,402
------------------------------------------------------------------------------------------------------------
Large-Cap Composite (Inception Date: 12/10/01)
  Beginning AUV................................  (a)   $ 9.427   $  8.878   $  7,448   $  8.809   $    9.154
                                                 (b)   $ 9.427   $  8.881   $  7,419   $  8.739   $    9.045
  Ending AUV...................................  (a)   $ 8.878   $  7.448   $  8,809   $  9.154   $   10.283
                                                 (b)   $ 8.881   $  7.419   $  8,739   $  9.045   $   10.120
  Ending Number of AUs.........................  (a)     1,625     73,580    127,075    290,055      348,034
                                                 (b)     4,540     18,823     39,152     47,158       63,126
------------------------------------------------------------------------------------------------------------
Large-Cap Value (Inception Date: 12/10/01)
  Beginning AUV................................  (a)   $11.667   $ 11.035   $  9,202   $ 11.350   $   12.178
                                                 (b)   $11.667   $ 10.998   $  9,134   $ 11.221   $   11.992
  Ending AUV...................................  (a)   $11.035   $  9.202   $ 11,350   $ 12.178   $   14.033
                                                 (b)   $10.998   $  9.134   $ 11,221   $ 11.992   $   13.764
  Ending Number of AUs.........................  (a)    11,012    234,656    424,460    929,679    1,143,468
                                                 (b)     7,302     56,584     99,957    134,734      152,420
------------------------------------------------------------------------------------------------------------
Mid-Cap Growth (Inception Date: 12/10/01)
  Beginning AUV................................  (a)   $12.464   $ 12.246   $ 10,279   $ 13.777   $   13.994
                                                 (b)   $12.464   $ 12.243   $ 10,235   $ 13.663   $   13.823
  Ending AUV...................................  (a)   $12.246   $ 10.279   $ 13,777   $ 13.994   $   18.186
                                                 (b)   $12.243   $ 10.235   $ 13,663   $ 13.823   $   17.892
  Ending Number of AUs.........................  (a)     6,322    144,167    246,667    582,292      715,292
                                                 (b)     5,370     35,880     87,902    102,373      104,204
------------------------------------------------------------------------------------------------------------
Mid-Cap Value (Inception Date: 12/10/01)
  Beginning AUV................................  (a)   $14.322   $ 14.768   $ 12,416   $ 16.264   $   18.609
                                                 (b)   $14.322   $ 14.735   $ 12,337   $ 16.095   $   18.344
  Ending AUV...................................  (a)   $14.768   $ 12.416   $ 16,264   $ 18.609   $   22.247
                                                 (b)   $14.735   $ 12.337   $ 16,095   $ 18.344   $   21.842
  Ending Number of AUs.........................  (a)     3,389    102,439    206,069    514,288      644,189
                                                 (b)     5,208     46,297     81,425    145,004      125,112
------------------------------------------------------------------------------------------------------------
Small-Cap (Inception Date: 12/10/01)
  Beginning AUV................................  (a)   $10.301   $ 10.507   $  8,121   $ 10.409   $   10.364
                                                 (b)   $10.301   $ 10.477   $  8,065   $ 10.296   $   10.210
  Ending AUV...................................  (a)   $10.507   $  8.121   $ 10,409   $ 10.364   $   12.872
                                                 (b)   $10.477   $  8.065   $ 10,296   $ 10.210   $   12.630
  Ending Number of AUs.........................  (a)     5,767    150,877    285,099    719,418      952,326
                                                 (b)     5,097     43,578    112,078    115,203      153,208
------------------------------------------------------------------------------------------------------------

     (a) Without election of the Enhanced Death Benefit and EstatePlus
     (b) With election of the Enhanced Death Benefit and EstatePlus AUV - Accumulation Unit Value
         AU - Accumulation Units

                                                                  FISCAL     FISCAL     FISCAL      FISCAL
                                                                   YEAR       YEAR       YEAR        YEAR
                                                 INCEPTION TO     ENDING     ENDING     ENDING      ENDING
SELECT PORTFOLIOS                                   4/30/02      4/30/03    4/30/04    4/30/05     4/30/06
-----------------------------------------------  -------------   --------   --------   --------   ----------
------------------------------------------------------------------------------------------------------------
International Equity (Inception Date: 12/10/01)
  Beginning AUV................................  (a)   $ 7.896   $  7.764   $  5,826   $  7.802   $    8.569
                                                 (b)   $ 7.896   $  7.786   $  5,820   $  7.763   $    8.492
  Ending AUV...................................  (a)   $ 7.764   $  5.826   $  7,802   $  8.569   $   11.349
                                                 (b)   $ 7.786   $  5.820   $  7,763   $  8.492   $   11.202
  Ending Number of AUs.........................  (a)     3,862    271,634    568,336   1,371,309   1,791,655
                                                 (b)       261     22,345     95,197    155,425      244,573
------------------------------------------------------------------------------------------------------------
Diversified Fixed Income (Inception Date: 12/10/01)
  Beginning AUV................................  (a)   $10.767   $ 10.648   $ 11,434   $ 11.366   $   11.696
                                                 (b)   $10.767   $ 10.621   $ 11,361   $ 11.248   $   11.528
  Ending AUV...................................  (a)   $10.648   $ 11.434   $ 11,366   $ 11.696   $   11.461
                                                 (b)   $10.621   $ 11.361   $ 11,248   $ 11.528   $   11.251
  Ending Number of AUs.........................  (a)     6,446    380,308    613,423   1,077,064   1,114,366
                                                 (b)     1,259    174,520    191,971    288,090      203,493
------------------------------------------------------------------------------------------------------------
Strategic Fixed Income (Inception Date: 2/14/05) -- Class 3 Shares
  Beginning AUV................................  (a)       N/A        N/A        N/A   $ 10.000   $    9.667
                                                 (b)       N/A        N/A        N/A   $ 10.000   $    9.657
  Ending AUV...................................  (a)       N/A        N/A        N/A   $  9.667   $   10.203
                                                 (b)       N/A        N/A        N/A   $  9.657   $   10.144
  Ending Number of AUs.........................  (a)       N/A        N/A        N/A     20,181      106,046
                                                 (b)       N/A        N/A        N/A     20,263       14,701
------------------------------------------------------------------------------------------------------------
Cash Management (Inception Date: 12/10/01)
  Beginning AUV................................  (a)   $10.855   $ 10.856   $ 10,758   $ 10.609   $   10.551
                                                 (b)   $10.855   $ 10.829   $ 10,690   $ 10.500   $   10.401
  Ending AUV...................................  (a)   $10.856   $ 10.758   $ 10,609   $ 10.551   $   10.720
                                                 (b)   $10.829   $ 10.690   $ 10,500   $ 10.401   $   10.524
  Ending Number of AUs.........................  (a)     1,727    285,550    214,224    677,035      459,618
                                                 (b)       456     55,443     95,446    249,490      164,673
------------------------------------------------------------------------------------------------------------

     (a) Without election of the Enhanced Death Benefit and EstatePlus
     (b) With election of the Enhanced Death Benefit and EstatePlus AUV - Accumulation Unit Value
         AU - Accumulation Units

SEASONS SERIES TRUST -- CLASS 3 SHARES

                                                               INCEPTION TO    INCEPTION TO
SEASONS MANAGED ALLOCATION PORTFOLIOS                            4/30/05         4/30/06
------------------------------------------------------------  --------------   ------------
-------------------------------------------------------------------------------------------
Allocation Growth (Inception Date: 2/14/05)
  Beginning AUV.............................................  (a)   $ 10.000    $    9.573
                                                              (b)   $ 10.000    $    9.565
  Ending AUV................................................  (a)   $  9.573    $   11.480
                                                              (b)   $  9.565    $   11.424
  Ending Number of AUs......................................  (a)    149,344     1,085,531
                                                              (b)     31,037       194,914
-------------------------------------------------------------------------------------------
Allocation Moderate Growth (Inception Date: 2/14/05)
  Beginning AUV.............................................  (a)   $ 10.000    $    9.635
                                                              (b)   $ 10.000    $    9.627
  Ending AUV................................................  (a)   $  9.635    $   11.203
                                                              (b)   $  9.627    $   11.149
  Ending Number of AUs......................................  (a)    126,662     1,922,293
                                                              (b)      8,501       446,207
-------------------------------------------------------------------------------------------
Allocation Moderate (Inception Date: 2/14/05)
  Beginning AUV.............................................  (a)   $ 10.000    $    9.688
                                                              (b)   $ 10.000    $    9.680
  Ending AUV................................................  (a)   $  9.688    $   10.947
                                                              (b)   $  9.680    $   10.894
  Ending Number of AUs......................................  (a)    112,284     1,084,843
                                                              (b)      2,949        73,274
-------------------------------------------------------------------------------------------
Allocation Balanced (Inception Date: 2/14/05)
  Beginning AUV.............................................  (a)   $ 10.000    $    9.746
                                                              (b)   $ 10.000    $    9.738
  Ending AUV................................................  (a)   $  9.746    $   10.674
                                                              (b)   $  9.738    $   10.623
  Ending Number of AUs......................................  (a)    119,488       734,064
                                                              (b)     20,204        63,302
-------------------------------------------------------------------------------------------

     (a) Without election of the Enhanced Death Benefit and EstatePlus
     (b) With election of the Enhanced Death Benefit and EstatePlus AUV - Accumulation Unit Value
         AU - Accumulation Units

APPENDIX B - DEATH BENEFITS FOLLOWING

SPOUSAL CONTINUATION
--------------------------------------------------------------------------------

The following details the death benefit options and EstatePlus benefit available upon the Continuing Spouse's death. The death benefit we will pay to the new Beneficiary chosen by the Continuing Spouse varies depending on the death benefit option elected by the original owner of the contract, and the age of the Continuing Spouse as of the Continuation Date and Continuing Spouse's date of death.

Capitalized terms used in this Appendix have the same meaning as they have in the prospectus.

The term "Continuation Net Purchase Payment" is used frequently in describing the death benefit payable upon a spousal continuation. We define Continuation Net Purchase Payment as Net Purchase Payments made as of the Continuation Date. For the purpose of calculating Continuation Net Purchase Payments, the amount that equals the contract value on the Continuation Date, including the Continuation Contribution, is considered a Purchase Payment. If the Continuing Spouse makes no additional Purchase Payments or withdrawals, the Continuation Net Purchase Payments equals the contract value on the Continuation Date, including the Continuation Contribution, if any.

The term "withdrawals" as used in describing the death benefits is defined as withdrawals and the fees and charges applicable to those withdrawals.

THE COMPANY WILL NOT ACCEPT PURCHASE PAYMENTS FROM ANYONE AGE 86 OR OLDER. THEREFORE, THE DEATH BENEFIT CALCULATIONS DESCRIBED BELOW ASSUME THAT NO PURCHASE PAYMENTS ARE RECEIVED ON OR AFTER YOUR 86TH BIRTHDAY.

A.  DEATH BENEFIT PAYABLE UPON CONTINUING SPOUSE'S DEATH:

1. STANDARD DEATH BENEFIT

     If the Continuing Spouse is age 82 or younger on the Continuation Date, the death benefit will be the greater of:

     a. Contract value; or

     b. Continuation Net Purchase Payments.

If the Continuing Spouse is age 83-85 on the Continuation Date, the death benefit will be the greater of:

     a. Contract value; or

     b. The lesser of:

        (1) Continuation Net Purchase Payments; or

        (2) 125% of the contract value.

If the Continuing Spouse is age 86 and older on the Continuation Date, the death benefit is equal to the contract value.

2. PURCHASE PAYMENT ACCUMULATION OPTION

If the Continuing Spouse is age 74 or younger on the Continuation Date, the death benefit will be the greatest of:

     a. Contract value; or

     b. Continuation Net Purchase Payments, compounded at 3% annual growth rate, to the earlier of the Continuing Spouse's 75th birthday or date of death, reduced for withdrawals after the 75th birthday in the same proportion that the contract value was reduced on the date of such withdrawal, and adjusted for any Continuation Net Purchase Payments received after the Continuing Spouse's 75th birthday; or

     c. Contract value on the seventh contract anniversary (from the original contract issue date), reduced for withdrawals since the seventh contract anniversary in the same proportion that the contract value was reduced on the date of such withdrawal, and adjusted for any Net Purchase Payments received after the seventh contract anniversary.

If the Continuing Spouse is age 75-82 on the Continuation Date, the death benefit will be the greatest of:

     a. Contract value; or

     b. Continuation Net Purchase Payments; or

     c. Maximum anniversary value on any contract anniversary that occurred after the Continuation Date, but prior to the Continuing Spouse's 83rd birthday. The anniversary value for any year is equal to the contract value on the applicable contract anniversary date, reduced for withdrawals since that contract anniversary in the same proportion that the contract value was reduced on the date of such withdrawal, and adjusted for any Continuation Net Purchase Payments received since that anniversary date.

If the Continuing Spouse is age 83-85 on the Continuation Date, then the death benefit will be the Standard Death Benefit described above and the fee for the Purchase Payment Accumulation option will no longer be deducted as of the Continuation Date.

If the Continuing Spouse is age 86 or older on the Continuation Date or age 90 or older on the date of death, the death benefit is equal to contract value.

3. MAXIMUM ANNIVERSARY VALUE OPTION

If the Continuing Spouse is age 82 or younger on the Continuation Date, the death benefit will be the greatest of:

     a. Contract value; or

     b. Continuation Net Purchase Payments; or

     c. Maximum anniversary value on any contract anniversary that occurred after the Continuation Date, but prior to the Continuing Spouse's 83rd birthday. The anniversary value for any year is equal to the contract value on the applicable contract anniversary date after the Continuation Date, reduced for withdrawals since that contract anniversary in the same proportion that the contract value was reduced on the date of such withdrawal, and adjusted for any Continuation Net Purchase Payments received since that anniversary date.

If the Continuing Spouse is age 83-85 on the Continuation Date, the death benefit will be the Standard Death Benefit described above and the fee for the Maximum Anniversary Value option will not longer be deducted as of the Continuation Date.

If the Continuing Spouse is age 86 and older on the Continuation Date, the death benefit is equal to contract value. If the Continuing Spouse is age 90 or older at the time of death, the death benefit is equal to contract value.

Please see the Statement of Additional Information for a description of the death benefit calculations following a Spousal Continuation for contracts issued before August 2, 2004.

B.  THE ESTATEPLUS BENEFIT PAYABLE UPON CONTINUING SPOUSE'S DEATH:

The EstatePlus benefit is only available if the original owner elected EstatePlus and the Continuing Spouse is age 80 or younger on the Continuation Date. EstatePlus benefit is not payable after the Latest Annuity Date.

If the Continuing Spouse had earnings in the contract at the time of his/her death, we will add a percentage of those earnings (the "EstatePlus Percentage"), subject to a maximum dollar amount (the "Maximum EstatePlus Percentage"), to the death benefit payable. The contract year of death will determine the EstatePlus Percentage and the Maximum EstatePlus Benefit. The EstatePlus benefit, if any, is added to the death benefit payable under the Purchase Payment Accumulation or the Maximum Anniversary Value option.

On the Continuation Date, if the Continuing Spouse is 69 or younger, the table below shows the available EstatePlus benefit:

----------------------------------------------------------------------------------------------
CONTRACT YEAR OF DEATH   ESTATEPLUS PERCENTAGE            MAXIMUM ESTATEPLUS BENEFIT
----------------------------------------------------------------------------------------------
       Years 0-4           25% of Earnings        40% of Continuation Net Purchase Payments
----------------------------------------------------------------------------------------------
       Years 5-9           40% of Earnings        65% of Continuation Net Purchase Payments*
----------------------------------------------------------------------------------------------
       Years 10+           50% of Earnings        75% of Continuation Net Purchase Payments*
----------------------------------------------------------------------------------------------

On the Continuation Date, if the Continuing Spouse is between his/her 70th and 81st birthdays, table below shows the available EstatePlus benefit:

---------------------------------------------------------------------------------------------
CONTRACT YEAR OF DEATH   ESTATEPLUS PERCENTAGE           MAXIMUM ESTATEPLUS BENEFIT
---------------------------------------------------------------------------------------------
  All Contract Years       25% of Earnings       40% of Continuation Net Purchase Payments*
---------------------------------------------------------------------------------------------

* PURCHASE PAYMENTS RECEIVED AFTER THE 5TH ANNIVERSARY OF THE CONTINUATION DATE MUST REMAIN IN THE CONTRACT FOR AT LEAST 6 FULL MONTHS TO BE INCLUDED AS PART OF THE CONTINUATION NET PURCHASE PAYMENTS FOR THE PURPOSE OF THE MAXIMUM ESTATEPLUS PERCENTAGE CALCULATION.

What is the Contract Year of Death?

Contract Year of Death is the number of full 12-month periods starting on the Continuation Date and ending on the Continuing Spouse's date of death. The Contract Year of Death is used to determine the EstatePlus Percentage and Maximum EstatePlus Benefit as indicated in the tables above.

What is the EstatePlus Percentage?

We determine the EstatePlus benefit using the EstatePlus Percentage, as indicated in the tables above, which is a specified percentage of the earning in the contract at the time of the Continuing Spouse's death. For the purpose of this calculation, earnings equals (1) minus (2) where

     (1) equals the contract value on the Continuing Spouse's date of death;

     (2) equals the Continuation Net Purchase Payment(s).

What is the Maximum EstatePlus Benefit?

The EstatePlus Benefit is subject to a maximum dollar amount. The Maximum EstatePlus Benefit is equal to a specified percentage of the Continuation Net Purchase Payments, as indicated in the tables above.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE SPOUSAL CONTINUATION PROVISION (IN ITS ENTIRETY OR ANY COMPONENT) AT ANY TIME WITH RESPECT TO PROSPECTIVELY ISSUED CONTRACTS.

APPENDIX C - OPTIONAL LIVING BENEFIT EXAMPLES
--------------------------------------------------------------------------------

The following examples demonstrate the operation of the Seasons Income Rewards, MarketLock and MarketLock For Two features:

SEASONS INCOME REWARDS

     EXAMPLE 1 OF SEASONS INCOME REWARDS:

     Assume you elect Seasons Income Rewards Option 2 and you invest a single Purchase Payment of $100,000. If you make no additional Purchase Payments and no withdrawals, your Withdrawal Benefit Base is $100,000 on the Benefit Availability Date.

     Your Stepped-Up Benefit Base equals Withdrawal Benefit Base plus the Step-Up Amount ($100,000 + (20% X $100,000) = $120,000). Your Maximum
     Annual Withdrawal Amount as of the Benefit Availability Date is 10% of your Withdrawal Benefit Base ($100,000 X 10% = $10,000). The Minimum Withdrawal Period is equal to the Stepped-Up Benefit Base divided by the Maximum Annual Withdrawal Amount, which is 12 years ($120,000/$10,000). Therefore, you may take up to $120,000 in withdrawals of up to $10,000 annually over a minimum of 12 years beginning on or after the Benefit Availability Date.

     EXAMPLE 2 - IMPACT OF WITHDRAWALS PRIOR TO THE BENEFIT AVAILABILITY DATE
                 FOR SEASONS INCOME REWARDS OPTIONS 1 AND 2:

     Assume you elect Seasons Income Rewards Option 2 and you invest a single Purchase Payment of $100,000. You make a withdrawal of $11,000 prior to the Benefit Availability Date. Prior to the withdrawal, your contract value is $110,000. You make no other withdrawals before the Benefit Availability Date.

     Immediately following the withdrawal, your Withdrawal Benefit Base is recalculated by first determining the proportion by which your contract value was reduced by the withdrawal ($11,000/$110,000 = 10%). Next, we reduce your Withdrawal Benefit Base by the percentage by which the contract value was reduced by the withdrawal ($100,000 - (10% X 100,000) = $90,000).
     Since the Step-Up Amount is zero because a withdrawal was made prior to the Benefit Availability Date, your Stepped-Up Benefit Base on the Benefit Availability Date equals your Withdrawal Benefit Base. Therefore, the Stepped-Up Benefit Base also equals $90,000. Your Maximum Annual Withdrawal Amount is 10% of the Withdrawal Benefit Base on the Benefit Availability Date ($90,000). This equals $9,000. Therefore, you may take withdrawals of up to $9,000 annually over a minimum of 10 years ($90,000/$9,000 = 10).

     EXAMPLE 3 - IMPACT OF WITHDRAWALS PRIOR TO THE BENEFIT AVAILABILITY DATE
                 FOR SEASONS INCOME REWARDS OPTION 3:

     Assume you elect Seasons Income Rewards Option 3 and you invest a single Purchase Payment of $100,000. You make a withdrawal of $11,000 prior to the Benefit Availability Date. Prior to the withdrawal, your contract value is $110,000. You make no other withdrawals before the Benefit Availability Date.

     Immediately following the withdrawal, your Withdrawal Benefit Base is recalculated by first determining the proportion by which your contract value was reduced by the withdrawal ($11,000/$110,000 = 10%). Next, we reduce your Withdrawal Benefit Base by the percentage by which the contract value was reduced by the withdrawal ($100,000 - (10% X 100,000) = $90,000).
     Since the withdrawal occurred prior to the Benefit Availability Date, your Step-Up Amount will be reduced to 30% of your Withdrawal Benefit Base ((30% X $90,000) = $27,000). Therefore, your Stepped-Up Benefit Base on the Benefit Availability Date equals the Withdrawal Benefit Base plus the Step-Up Amount (($90,000 + $27,000) = $117,000). Your Maximum Annual
     Withdrawal Amount is 10% of the Withdrawal Benefit Base on the Benefit Availability Date ($90,000). This equals $9,000. Therefore, you may take withdrawals of up to $9,000 annually over a minimum of 13 years ($117,000/$9,000 = 13).

     EXAMPLE 4 - IMPACT OF WITHDRAWALS LESS THAN OR EQUAL TO MAXIMUM ANNUAL
                 WITHDRAWAL AMOUNT AFTER THE BENEFIT AVAILABILITY DATE FOR SEASONS INCOME REWARDS:

     Assume you elect Seasons Income Rewards Option 2 and you invest a single Purchase Payment of $100,000. You make a withdrawal of $7,500 during the first year after the Benefit Availability Date.

     Because the withdrawal is less than or equal to your Maximum Annual Withdrawal Amount ($10,000), your Stepped-Up Benefit Base ($120,000) is reduced by the total dollar amount of the withdrawal ($7,500). Your new Stepped-Up Benefit Base equals $112,500. Your Maximum Annual Withdrawal Amount remains $10,000. Your new Minimum Withdrawal Period following the withdrawal is equal to the new Stepped-Up Benefit Base divided by your current Maximum Annual Withdrawal Amount, ($112,500/$10,000). Therefore, you may take withdrawals of up to $10,000 over a minimum of 11 years, plus $2,500 in the last Benefit Year.

     EXAMPLE 5 - IMPACT OF WITHDRAWALS IN EXCESS OF MAXIMUM ANNUAL WITHDRAWAL
                 AMOUNT AFTER THE BENEFIT AVAILABILITY DATE FOR SEASONS INCOME
                 REWARDS:

     Assume you elect Seasons Income Rewards Option 2 and you invest a single Purchase Payment of $100,000. Your Withdrawal Benefit Base is $100,000 and your Stepped-Up Benefit Base is $120,000. You make a withdrawal of $15,000 during the first year after the Benefit Availability Date. Your contract value is $125,000 at the time of the withdrawal.

     Because the withdrawal is greater than your Maximum Annual Withdrawal Amount ($10,000), we recalculate your Stepped-Up Benefit Base ($120,000) by taking the lesser of two calculations. For the first calculation, we deduct the amount of the withdrawal from the Stepped-Up Benefit Base ($120,000 - $15,000 = $105,000). For the second calculation, we deduct the amount of the Maximum Annual Withdrawal Amount from the Stepped-Up Benefit Base ($120,000 - $10,000 = $110,000). Next, we calculate the excess portion of the withdrawal ($5,000) and determine the proportion by which the contract value was reduced by the excess portion of the withdrawal ($5,000 /$125,000 = 4%). Finally we reduce $110,000 by that proportion (4%) which equals $105,600. Your Stepped-Up Benefit Base is the lesser of these two calculations or $105,000. The Minimum Withdrawal Period following the withdrawal is equal to the Minimum Withdrawal Period at the end of the prior year (12 years) reduced by one year (11 years). Your Maximum Annual Withdrawal Amount is your Stepped-Up Benefit Base divided by your Minimum Withdrawal Period ($105,000/11), which equals $9,545.45.

MARKETLOCK AND MARKETLOCK FOR TWO EXAMPLES

The following examples demonstrate the operation of the MarketLock and MarketLock for Two features:

     EXAMPLE 1:

     Assume you elect MarketLock and you invest a single Purchase Payment of $100,000, and that you make no additional Purchase Payments and no withdrawals before the 1st contract anniversary. Assume that on your 1st contract anniversary, your contract value is $105,000.

     Your initial MAV Benefit Base is equal to 100% of your Eligible Purchase Payments, or $100,000. On your first contract Anniversary, your MAV Benefit Base is equal to the greater of your current MAV Benefit Base ($100,000), or your contract value ($105,000), which is $105,000. Your Maximum Annual Withdrawal Amount if you were to start taking withdrawals following your first contract anniversary is 5% of the Benefit Base (5% x $105,000 = $5,250). The Minimum Withdrawal Period is equal to the MAV Benefit Base divided by the Maximum Annual Withdrawal Amount, which is 20 years ($105,000/$5,250). Therefore, as of your 1st contract anniversary, you may take up to $105,000 in withdrawals of up to $5,250 annually over a minimum of 20 years. However, if the first withdrawal occurs on or after the older owner's 65th birthday and no withdrawal ever exceeds 5% of each year's MAV Benefit Base, then all such withdrawals are guaranteed for the lifetime of the older owner and the Minimum Withdrawal Period does not apply unless lifetime withdrawals are terminated.

     EXAMPLE 2:

     Assume you elect MarketLock and you invest a single Purchase Payment of $100,000, and that you make no additional Purchase Payments and no withdrawals before the 5th contract anniversary. Assume that your contract anniversary values and MAV Benefit Base values are as follows:

-----------------------------------------------------------------------------------------------
          ANNIVERSARY                   CONTRACT VALUE                 MAV BENEFIT BASE
-----------------------------------------------------------------------------------------------
              1st                          $105,000                        $105,000
-----------------------------------------------------------------------------------------------
              2nd                          $115,000                        $115,000
-----------------------------------------------------------------------------------------------
              3rd                          $107,000                        $115,000
-----------------------------------------------------------------------------------------------
              4th                          $110,000                        $115,000
-----------------------------------------------------------------------------------------------
              5th                          $120,000                        $120,000
-----------------------------------------------------------------------------------------------

     On your 5th anniversary, your contract value is $120,000, and your MAV Benefit Base is stepped-up to $120,000. Your Maximum Annual Withdrawal Amount if you were to start taking withdrawals after your 5th contract anniversary is 7% of the MAV Benefit Base (7% x $120,000 = $8,400). The Minimum Withdrawal Period is equal to the MAV Benefit Base divided by the Maximum Annual Withdrawal Amount, which is 14.28 years ($120,000/$8,400). Therefore, as of your 5th contract anniversary, you may take $120,000 in withdrawals of up to $8,400 annually over a minimum of 14 years, plus $2,400 in the last Benefit Year.

     EXAMPLE 3 - IMPACT OF WITHDRAWALS LESS THAN OR EQUAL TO MAXIMUM ANNUAL
                 WITHDRAWAL AMOUNT:

     Assume you elect MarketLock, and you invest a single Purchase Payment of $100,000 with no additional Purchase Payments and no withdrawals before the 5th contract anniversary, and contract values and MAV Benefit Base values as described in EXAMPLE 2 above. During your 6th contract Year, after your 5th contract anniversary, you make a withdrawal of $4,500. Because the withdrawal is less than or equal to your Maximum Annual Withdrawal Amount ($8,400), your MAV Benefit Base ($120,000) is reduced by the total dollar amount of the withdrawal ($4,500). Your new MAV Benefit Base equals $115,500. Your Maximum Annual Withdrawal Amount remains $8,400. Your new Minimum Withdrawal Period following the withdrawal is equal to the new MAV Benefit Base divided by your current Maximum Annual Withdrawal Amount, ($115,500/$8,400). Therefore, following this first withdrawal of $4,500, you may take annual withdrawals of up to $8,400 over the next 13 years, plus $6,300 in the last Benefit Year.

     EXAMPLE 4 - IMPACT OF WITHDRAWALS IN EXCESS OF MAXIMUM ANNUAL WITHDRAWAL
                 AMOUNT:

     Assume you elect MarketLock, and you invest a single Purchase Payment of $100,000 with no additional Purchase Payments and no withdrawals before the 5th contract anniversary, and contract values and MAV Benefit Base values as described in EXAMPLE 2 above. Also assume that during your 6th contract Year, after your 5th contract anniversary, your contract value is $118,000 and you make a withdrawal of $11,688. Because the withdrawal is greater than your Maximum Annual Withdrawal Amount ($8,400), this withdrawal includes an Excess Withdrawal. In this case, the amount of the Excess Withdrawal is the total amount of the withdrawal less your Maximum Annual Withdrawal Amount ($11,688 - $8,400), or $3,288. First, we process the portion of your withdrawal that is not the Excess Withdrawal, which is $8,400 from the contract value and the MAV Benefit Base. Your contract value after this portion of the withdrawal is $109,600 ($118,000 - $8,400). Your MAV Benefit Base after this portion of your withdrawal is $111,600 ($120,000 - $8,400). Next, we recalculate your MAV Benefit Base by taking the lesser of two calculations. For the first calculation, we deduct the amount of the Excess Withdrawal from the MAV Benefit Base
     ($111,600 - $3,288 = $108,312). For the second calculation, we reduce the MAV Benefit Base by the proportion by which the contract value was reduced by the Excess Withdrawal ($106,312 /$109,600= 97%), or $111,600 * 97% which equals $108,252. Your MAV Benefit Base is the lesser of these two calculations, or $108,252. The Minimum Withdrawal Period following the excess withdrawal is equal to the Minimum Withdrawal Period at the end of the prior year (14.28 years) reduced by one year (13.28 years). Your new Maximum Annual Withdrawal Amount following the excess withdrawal is your MAV Benefit Base divided by your Minimum Withdrawal Period ($108,252/13.28), which equals $8,151.51.

     EXAMPLE 5:

     Assume you elect MarketLock For Two and you invest a single Purchase Payment of $100,000, and that you make no additional Purchase Payments and no withdrawals before the 1st contract anniversary. Assume that on your 1st contract anniversary, your contract value is $105,000.

     Your initial MAV Benefit Base is equal to 100% of your Eligible Purchase Payments, or $100,000. On your first contract Anniversary, your MAV Benefit Base is equal to the greater of your current MAV Benefit Base ($100,000), or your contract value ($105,000), which is $105,000. Your Maximum Annual Withdrawal Amount if you were to start taking withdrawals (when the younger of you and if applicable, your spouse is at least 63 years old but younger than 76 years old) is 5% of the MAV Benefit Base (5% x $105,000 = $5,250). Therefore, as of your 1st contract anniversary, you may take up to $105,000 in withdrawals of up to $5,250 annually as long as at least one of you or your spouse is alive.

     EXAMPLE 6:

     Assume you elect MarketLock For Two and you invest a single Purchase Payment of $100,000, and that you make no additional Purchase Payments. Assume that your contract anniversary values and MAV Benefit Base values are as follows:

-----------------------------------------------------------------------------------------------
          ANNIVERSARY                   CONTRACT VALUE                 MAV BENEFIT BASE
-----------------------------------------------------------------------------------------------
              1st                          $105,000                        $105,000
-----------------------------------------------------------------------------------------------
              2nd                          $115,000                        $115,000
-----------------------------------------------------------------------------------------------
              3rd                          $107,000                        $115,000
-----------------------------------------------------------------------------------------------
              4th                          $110,000                        $115,000
-----------------------------------------------------------------------------------------------
              5th                          $120,000                        $120,000
-----------------------------------------------------------------------------------------------

     On your 5th anniversary, your contract value is $120,000, and your MAV Benefit Base is stepped-up to $120,000. Your Maximum Annual Withdrawal Amount if you were to start taking withdrawals (provided your or the younger of you or your spouse is at least 76) is 6% of the MAV Benefit Base (6% x $120,000 = $7,200). Therefore, you may take up to $7,200 annually while at least one of you or your spouse is alive.

     EXAMPLE 7 - IMPACT OF WITHDRAWALS IN EXCESS OF MAXIMUM ANNUAL WITHDRAWAL
                 AMOUNT:

     Assume you elect MarketLock for Two, and you invest a single Purchase Payment of $100,000 with no additional Purchase Payments and no withdrawals before the 5th contract anniversary, and contract values and Benefit Base values as described in EXAMPLE 2 above. Also assume that during your 6th contract year, after your 5th contract anniversary, your contract value is $118,000 and you make a withdrawal of $11,632. Because the withdrawal is greater than your Maximum Annual Withdrawal Amount ($7,200), this withdrawal includes an Excess Withdrawal. In this case, the amount of the Excess Withdrawal is the total amount of the withdrawal less your Maximum Annual Withdrawal Amount ($11,6321 - $7,200), or $4,432. First, we process the portion of your withdrawal that is not the Excess Withdrawal, which is $7,200. Your contract value after this portion of the withdrawal is $110,800 ($118,000 -- $7,200), but your Benefit Base is unchanged. Next, we recalculate your Benefit Base by reducing the Benefit Base by the proportion by which the contract value was reduced by the Excess Withdrawal ($4,432/$110,800 = 4%), or $120,000 x 96% which equals $115,200. Your new
     Maximum Annual Withdrawal Amount is your Benefit Base multiplied by your Maximum Annual Withdrawal percentage ($115,200 * 6%), which equals $6,912. Therefore, you may take up to $6,912 annually while at least one of you or your spouse is alive.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 APPENDIX D - STATE CONTRACT AVAILABILITY AND/OR VARIATIONS OF CERTAIN FEATURES
                                  AND BENEFITS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
      PROSPECTUS PROVISION                         AVAILABILITY OR VARIATION                        STATES
-----------------------------------------------------------------------------------------------------------------
 Transfer Privilege                Any transfer over the limit of 15 will incur a $10         Pennsylvania
                                   transfer fee.                                              Texas
-----------------------------------------------------------------------------------------------------------------
 Administration Charge             Contract Maintenance Fee is $30.                           North Dakota
-----------------------------------------------------------------------------------------------------------------
 Seasons Promise, Seasons Income   Charge will be deducted pro-rata from Variable Portfolios  Washington
 Rewards, MarketLock, MarketLock   only. If Purchase Payments are allocated among Fixed
 For Two                           Accounts only, no charge will be deducted.
-----------------------------------------------------------------------------------------------------------------
 Seasons Promise                   The fee for Seasons Promise is as follows:                 Oregon
                                   Years 0-7  0.65%                                           Washington
                                   Years 8-10 0.30%
                                   Years 11+ 0.00%
-----------------------------------------------------------------------------------------------------------------
 Free Look                         Free Look period is 20 days.                               Idaho
                                                                                              North Dakota
                                                                                              Utah
-----------------------------------------------------------------------------------------------------------------
 Free Look                         Free Look period is 30 days.                               Alaska
-----------------------------------------------------------------------------------------------------------------
 Free Look                         If you reside in Arizona and are age 65 or older on your   Arizona
                                   Contract Date, the Free Look period is 30 days
-----------------------------------------------------------------------------------------------------------------
 Free Look                         If you reside in California and are age 60 or older on     California
                                   your Contract Date, the Free Look period is 30 days.
-----------------------------------------------------------------------------------------------------------------
 Free Look                         If you cancel your contract during the Free Look period,   Minnesota
                                   we return the greater of (1) your Purchase Payments; or
                                   (2) the value of your contract.
-----------------------------------------------------------------------------------------------------------------
 Free Look                         If you cancel your contract during the Free Look period,   Colorado
                                   we return the Purchase Payment(s) paid.                    Delaware
                                                                                              Georgia
                                                                                              Hawaii
                                                                                              Idaho
                                                                                              Iowa
                                                                                              Kansas
                                                                                              Louisiana
                                                                                              Massachusetts
                                                                                              Michigan
                                                                                              Missouri
                                                                                              Nebraska
                                                                                              Nevada
                                                                                              New Hampshire
                                                                                              North Carolina
                                                                                              Ohio
                                                                                              Oklahoma
                                                                                              Rhode Island
                                                                                              South Carolina
                                                                                              Utah
                                                                                              Washington
                                                                                              West Virginia
-----------------------------------------------------------------------------------------------------------------
 Withdrawals                       The minimum amount that must remain after a partial        Texas
                                   withdrawal is $500.
-----------------------------------------------------------------------------------------------------------------
 Systematic Withdrawal             Minimum withdrawal amount is $250 per withdrawal or the    Minnesota
                                   penalty free withdrawal amount.                            Oregon
-----------------------------------------------------------------------------------------------------------------
 Premium Tax                       We do not deduct premium tax charges when you surrender    New Mexico
                                   your contract or begin the Income Phase.                   Texas
                                                                                              Washington
-----------------------------------------------------------------------------------------------------------------
 Market Value Adjustment           L equal to 0.0025                                          Florida
-----------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                  APPENDIX E - MARKET VALUE ADJUSTMENT ("MVA")
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Depending on the issue date of your contract, your contract may offer multi-year Fixed Accounts. If you take money out of any available multi-year Fixed Accounts before the guarantee period ends, we may make an adjustment to your contract. We refer to this as a Market Value Adjustment ("MVA"). The MVA does not apply to any available one-year Fixed Accounts. The MVA reflects any difference in the interest rate environment between the time you placed your money in the multi-year Fixed Accounts and the time when you withdraw or transfer that money. Generally, this adjustment can increase or decrease your contract value or the amount of your withdrawal. If interest rates drop between the time you put your money into a multi-year Fixed Account and the time you take it out, we could credit a positive adjustment to your contract. Conversely, if interest rates increase during the same period, we could post a negative adjustment to your contract. You have 30 days after the end of each guarantee period to reallocate your funds without application of any MVA.

Regardless of the outcome of the MVA calculation, application of the MVA to any partial or full withdrawal or transfer from the multi-year Fixed Accounts after May 2, 2005, will not result in a negative adjustment to your contract value or the withdrawal amount. Thus, the MVA will not result in a loss of principal or previously credited interest for transactions after May 2, 2005. You will continue to receive any positive adjustment resulting from application of the MVA.

The information below applies only if you take money out of multi-year Fixed Accounts before the end of the Guarantee Period.

We calculate the MVA by doing a comparison between current rates and the rate being credited to you in the Fixed Accounts. For the current rate we use a rate being offered by us for a guarantee period that is equal to the time remaining in the Fixed Accounts from which you seek withdrawal (rounded up to a full number of years). If we are not currently offering a guarantee period for that period of time, we determine an applicable rate by using a formula to arrive at a number based on the interest rates currently offered for the two closest periods available.

Where the MVA is positive, we add the adjustment to your withdrawal amount. If a withdrawal charge applies, it is deducted before the MVA calculation. The MVA is assessed on the amount withdrawn less any withdrawal charges.

The MVA is computed by multiplying the amount withdrawn, transferred or taken under an income option by the following factor:

                             [(1+I/(1+J+L)]N/12 - 1

     where:

       I is the interest rate you are earning on the money invested in the Fixed Account;

       J is the interest rate then currently available for the period of time equal to the number of years remaining in the term you initially agreed to leave your money in the Fixed Account;

       N is the number of full months remaining in the term you initially agreed to leave your money in the Fixed Account; and

       L is 0.005 (Some states require a different value. Please see your contract.)

We do not assess an MVA against withdrawals from an Fixed Account under the following circumstances:

     If a withdrawal is made within 30 days after the end of a guarantee period;

     If a withdrawal is made to pay contract fees and charges;

     To pay a death benefit; and

     Upon beginning an income option, if occurring on the Latest Annuity Date.

EXAMPLES OF THE MVA

    The purpose of the examples below is to show how the MVA adjustments are calculated and may not reflect the
    Guarantee Periods available or withdrawal charges applicable under your contract.

The examples below assume the following:

     (1) You made an initial Purchase Payment of $10,000 and allocated it to a Fixed Account at a rate of 5%;

     (2) You make a partial withdrawal of $4,000 at a time when 18 months remain in the term you initially agreed to leave your money in the Fixed Account (N = 18);

     (3) You have not made any other transfers, additional Purchase Payments, or withdrawals; and

     (4) Your contract was issued in a state where L = 0.005.

POSITIVE ADJUSTMENT, NO WITHDRAWAL CHARGE APPLIES

Assume that on the date of withdrawal, the interest rate in effect for new Purchase Payments in the 1-year Fixed Account is 3.5% and the 3-year Fixed Account is 4.5%. By linear interpolation, the interest rate for the remaining 2 years (18 months rounded up to the next full year) in the contract is calculated to be 4%. No withdrawal charge is reflected in this example, assuming that the Purchase Payment withdrawn falls within the free withdrawal amount.

The MVA factor is = [(1+I/(1+J+0.005)]N/12 - 1

                  = [(1.05)/(1.04+0.005)]18/12 - 1

                  = (1.004785)(1.5) - 1

                  = 1.007186 - 1

                  = + 0.007186

The requested withdrawal amount is multiplied by the MVA factor to determine the
MVA:
                         $4,000 X (+0.007186) = +$28.74

$28.74 represents the positive MVA that would be added to the withdrawal.

POSITIVE ADJUSTMENT, WITHDRAWAL CHARGE APPLIES

Assume that on the date of withdrawal, the interest rate in effect for new Purchase Payments in the 1-year Fixed Account is 3.5% and the 3-year Fixed Account is 4.5%. By linear interpolation, the interest rate for the remaining 2 years (18 months rounded up to the next full year) in the contract is calculated to be 4%. A withdrawal charge of 6% is reflected in this example, assuming that the Purchase Payment withdrawn exceeds the free withdrawal amount.

The MVA factor is = [(1+I)/(1+J+0.005)]N/12 - 1

                  = [(1.05)/(1.04+0.005)]18/12 - 1

                  = (1.004785)(1.5) - 1

                  = 1.007186 - 1

                  = + 0.007186

The requested withdrawal amount, less the withdrawal charge ($4,000 - 6% = $3,760) is multiplied by the MVA factor to determine the MVA:
                         $3,760 X (+0.007186) = +$27.02

$27.02 represents the positive MVA that would be added to the withdrawal.

--------------------------------------------------------------------------------

   Please forward a copy (without charge) of the Seasons Triple Elite Variable Annuity Statement of Additional Information to:

             (Please print or type and fill in all information.)

        ----------------------------------------------------------------
        Name

        ----------------------------------------------------------------
        Address

        ----------------------------------------------------------------
        City/State/Zip

Date:                                 Signed:
-----------------------------------   -----------------------------------

   Return to: AIG SunAmerica Life Assurance Company, Annuity Service Center, P.O. Box 54299, Los Angeles, California 90054-0299
--------------------------------------------------------------------------------

                              [Seasons Elite Logo]

                                   PROSPECTUS
                               September 29, 2006

                   ALLOCATED FIXED AND VARIABLE GROUP ANNUITY
                              issued by Depositor,
                     AIG SUNAMERICA LIFE ASSURANCE COMPANY
                               in connection with
                         VARIABLE ANNUITY ACCOUNT FIVE

                                                         SELECT PORTFOLIOS
                               Managed by:
LARGE CAP GROWTH               AIG Global Investment Corp., Goldman Sachs Asset Management, L.P., Janus Capital Management LLC.
LARGE CAP COMPOSITE            AIG Global Investment Corp., AIG SunAmerica Asset Management Corp., T. Rowe Price Associates, Inc.
LARGE CAP VALUE                AIG Global Investment Corp., T. Rowe Price Associates, Inc., Wellington Management Company, LLP.
MID CAP GROWTH                 AIG Global Investment Corp., T. Rowe Price Associates, Inc., Wellington Management Company, LLP.
MID CAP VALUE                  AIG Global Investment Corp., Goldman Sachs Asset Management, L.P., Lord, Abbett & Co. LLC.
SMALL CAP                      AIG Global Investment Corp., AIG SunAmerica Asset Management Corp.,
                               Salomon Brothers Asset Management Inc.
INTERNATIONAL EQUITY           AIG Global Investment Corp., Goldman Sachs Asset Management Int'l., Lord, Abbett & Co. LLC.
DIVERSIFIED FIXED INCOME       AIG Global Investment Corp., AIG SunAmerica Asset Management Corp.,
                               Wellington Management Company, LLP.
STRATEGIC FIXED INCOME         AIG Global Investment Corp., Franklin Advisers, Inc., Salomon Brothers Asset Management Inc.
CASH MANAGEMENT                Columbia Management Advisors, LLC

                                                        FOCUSED PORTFOLIOS
                               Managed by:
FOCUS GROWTH                   AIG SunAmerica Asset Management Corp., Janus Capital Management LLC., Marsico Capital Management,
                               LLC.
FOCUS GROWTH AND INCOME        AIG SunAmerica Asset Management Corp., Marsico Capital Management, LLC., Thornburg Investment
                               Management, Inc.
FOCUS VALUE                    J.P. Morgan Investment Inc., Northern Trust Investments, N.A., Third Avenue Management, LLC.
FOCUS TECHNET                  AIG SunAmerica Asset Management Corp., BAMCO, Inc., RCM Capital Management LLC.

                                               SEASONS MANAGED ALLOCATION PORTFOLIOS
                               Managed by:
ALLOCATION GROWTH              Ibbotson Associates Advisors, LLC.
ALLOCATION MODERATE GROWTH
ALLOCATION MODERATE
ALLOCATION BALANCED

                                                        SEASONS STRATEGIES
                               Managed by:
                               AIG SunAmerica Asset Management Corp., Janus Capital Management LLC, Lord, Abbett & Co. LLC, Putnam
                               Investment Management, LLC., T. Rowe Price, Wellington Management Company, LLP.
GROWTH STRATEGY                (which invests in Stock Portfolio, Asset Allocation: Diversified Growth Portfolio and Multi-Managed
                               Growth Portfolio)
MODERATE GROWTH STRATEGY       (which invests in Stock Portfolio, Asset Allocation: Diversified Growth Portfolio and Multi-Managed
                               Moderate Growth Portfolio)
BALANCED GROWTH STRATEGY       (which invests in Stock Portfolio, Asset Allocation: Diversified Growth Portfolio and Multi-Managed
                               Income/ Equity Portfolio)
CONSERVATIVE GROWTH STRATEGY   (which invests in Stock Portfolio, Asset Allocation: Diversified Growth Portfolio and Multi-Managed
                               Income Portfolio)

Please read this prospectus carefully before investing and keep it for future reference. It contains important information about the variable annuity.

To learn more about the annuity offered in this prospectus, you can obtain a copy of the Statement of Additional Information ("SAI") dated September 29, 2006. The SAI has been filed with the United States Securities and Exchange Commission ("SEC") and is incorporated by reference into this prospectus. The Table of Contents of the SAI appears at the end of this prospectus. For a free copy of the SAI, call us at 800/445-SUN2 or write to us at our Annuity Service Center, P.O. Box 54299, Los Angeles, California 90054-0299.

In addition, the SEC maintains a website (http://www.sec.gov) that contains the SAI, materials incorporated by reference and other information filed electronically with the SEC by the Company.

ANNUITIES INVOLVE RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL, AND ARE NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED OR ENDORSED BY, ANY BANK. THEY ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.

THESE SECURITIES HAVE NOT HAVE BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS
--------------------------------------------------------------------------------

GLOSSARY....................................................    3
HIGHLIGHTS..................................................    4
FEE TABLES..................................................    6
   Maximum Owner Transaction Expenses.......................    6
   Separate Account Annual Expenses.........................    6
   Additional Optional Feature Fees.........................    6
   Underlying Fund Expenses.................................    6
EXAMPLES....................................................    7
THE SEASONS ELITE VARIABLE ANNUITY..........................    8
PURCHASING A SEASONS ELITE VARIABLE ANNUITY.................    9
   Allocation of Purchase Payments..........................    9
   Accumulation Units.......................................   10
   Free Look................................................   11
   Exchange Offers..........................................   11
INVESTMENT OPTIONS..........................................   11
   Variable Portfolios......................................   11
   Select Portfolios........................................   12
   Focused Portfolios.......................................   13
   Seasons Managed Allocation Portfolios....................   13
   Seasons Strategies.......................................   13
   Seasons Strategy Rebalancing.............................   14
   Fixed Accounts...........................................   16
   Dollar Cost Averaging Fixed Accounts.....................   16
   Dollar Cost Averaging Program............................   17
   Transfers During the Accumulation Phase..................   17
   Automatic Asset Rebalancing Program......................   19
   Return Plus Program......................................   20
   Voting Rights............................................   20
   Substitution, Addition or Deletion of Variable
     Portfolios.............................................   20
ACCESS TO YOUR MONEY........................................   20
   Free Withdrawal Provision................................   21
   Systematic Withdrawal Program............................   22
   Minimum Contract Value...................................   22
   Nursing Home Waiver......................................   22
   Qualified Contract Owners................................   22
OPTIONAL LIVING BENEFITS....................................   23
   MarketLock...............................................   23
   MarketLock For Two.......................................   29
   Seasons Income Rewards...................................   33
   Seasons Promise..........................................   38
DEATH BENEFIT...............................................   40
   Death Benefit Options....................................   41
   Optional EstatePlus Benefit..............................   43
   Spousal Continuation.....................................   44
EXPENSES....................................................   44
   Separate Account Charges.................................   44
   Withdrawal Charges.......................................   44
   Underlying Fund Expenses.................................   45
   Contract Maintenance Fee.................................   45
   Transfer Fee.............................................   45
   Optional MarketLock Fee..................................   45
   Optional MarketLock for Two Fee..........................   46
   Optional Seasons Income Rewards Fee......................   46
   Optional Seasons Promise Fee.............................   46
   Optional Death Benefit Fee...............................   47
   Optional EstatePlus Fee..................................   47
   Premium Tax..............................................   47
   Income Taxes.............................................   47
   Reduction or Elimination of Fees and Expenses and
     Additional Amounts Credited............................   47
INCOME OPTIONS..............................................   47
   Annuity Date.............................................   47
   Annuity Income Options...................................   48
   Transfers During the Income Phase........................   49
   Deferment of Payments....................................   49
TAXES.......................................................   50
   Annuity Contracts in General.............................   50
   Tax Treatment of Distributions--Non-Qualified
     Contracts..............................................   50
   Tax Treatment of Distributions--Qualified Contracts......   51
   Minimum Distributions....................................   52
   Tax Treatment of Death Benefits..........................   52
   Contracts Owned by a Trust or Corporation................   52
   Gifts, Pledges and/or Assignments of a Contract..........   53
   Diversification and Investor Control.....................   53
OTHER INFORMATION...........................................   53
   AIG SunAmerica Life......................................   53
   The Separate Account.....................................   53
   The General Account......................................   54
   Guarantee of Insurance Obligations.......................   54
   Payments in Connection with Distribution of the
     Contract...............................................   54
   Administration...........................................   55
   Legal Proceedings........................................   55
   Financial Statements.....................................   56
   Registration Statements..................................   57
TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION....   58
APPENDIX A--DEATH BENEFITS FOLLOWING SPOUSAL CONTINUATION...  A-1
APPENDIX B--OPTIONAL LIVING BENEFIT EXAMPLES................  B-1
APPENDIX C--STATE CONTRACT AVAILABILITY AND/OR VARIATIONS OF
 CERTAIN FEATURES AND BENEFITS..............................  C-1

GLOSSARY
--------------------------------------------------------------------------------

We have capitalized some of the technical terms used in this prospectus. To help you understand these terms, we have defined them in this glossary.

ACCUMULATION PHASE - The period during which you invest money in your contract.

ACCUMULATION UNITS - A measurement we use to calculate the value of the variable portion of your contract during the Accumulation Phase.

ANNUITANT - The person on whose life we base annuity income payments after you begin the Income Phase.

ANNUITY DATE - The date on which you select annuity income payments to begin.

ANNUITY UNITS - A measurement we use to calculate the amount of annuity income payments you receive from the variable portion of your contract during the Income Phase.

BENEFICIARY - The person designated to receive any benefits under the contract if you or the Annuitant dies.

COMPANY - Refers to AIG SunAmerica Life Assurance Company, the insurer that issues this contract. The term "we," "us," "our," and "AIG SunAmerica Life" are also used to identify the Company.

CONTINUING SPOUSE - Spouse of original contract owner at the time of death who elects to continue the contract after the death of the original contract owner.

FIXED ACCOUNT - An account, if available, that we may offer in which you may invest money and earn a fixed rate of return.

INCOME PHASE - The period, upon annuitization, during which we make annuity income payments to you.

LATEST ANNUITY DATE - Your 95th birthday or tenth contract anniversary, whichever is later.

MARKET CLOSE - The close of the New York Stock Exchange, usually at 1:00 p.m. Pacific Time.

NON-QUALIFIED (CONTRACT) - A contract purchased with after-tax dollars. In general, these contracts are not under any pension plan, specially sponsored program or individual retirement account ("IRA").

NYSE - New York Stock Exchange

OWNER - The person or entity (if a non-natural owner) with an interest or title to this contract. The term "you" or "your" are also used to identify the Owner.

PURCHASE PAYMENTS - The money you give us to buy and invest in the contract.

QUALIFIED (CONTRACT) - A contract purchased with pretax dollars. These contracts are generally purchased under a pension plan, specially sponsored program or IRA.

SEPARATE ACCOUNT - A segregated asset account maintained separately from the Company's regular portfolio of investments and general accounts. The Separate Account is established by the Company to purchase and hold the Variable Portfolios.

TRUST - Refers to the Seasons Series Trust.

UNDERLYING FUNDS - The underlying investment portfolios of the Trust in which the Variable Portfolios invest.

VARIABLE PORTFOLIO(S) - Refers to the Select Portfolios, Focused Portfolios, Managed Allocation Portfolios and/or Seasons Strategies. The Variable Portfolios invest in the Underlying Funds of the Seasons Series Trust.

HIGHLIGHTS
--------------------------------------------------------------------------------

The Seasons Elite Variable Annuity is a contract between you and AIG SunAmerica Life. It is designed to help you invest on a tax-deferred basis and meet long-term financial goals. There are minimum Purchase Payment amounts required to purchase a contract. Purchase Payments may be invested in the Variable Portfolios and/or Fixed Accounts. Like all deferred annuities, the contract has an Accumulation Phase and an Income Phase. During the Accumulation Phase, you invest money in your contract. The Income Phase begins when you start receiving annuity income payments from your annuity to provide for your retirement.

FREE LOOK: You may cancel your contract within 10 days after receiving it (or whatever period is required in your state), we will cancel the contract without charging a withdrawal charge. You will receive whatever your contract is worth on the day that we receive your request. The amount refunded may be more or less than your original Purchase Payment. We will return your original Purchase Payment if required by law. SEE FREE LOOK IN THE PROSPECTUS.

EXPENSES: There are fees and charges associated with the contract. Each year, we deduct a $35 contract maintenance fee from your contract, which is currently waived for contracts of $50,000 or more. We also deduct separate account charges, which equal 1.55% annually of the average daily value of your contract allocated to the Variable Portfolios. There are investment charges on amounts invested in the Variable Portfolios, including 12b-1 fees of up to 0.25%. If you elect optional features available under the contract, we may charge additional fees for these features. A separate withdrawal charge schedule applies to each Purchase Payment. The amount of the withdrawal charge declines over time. After a Purchase Payment has been made in the contract for four complete years, withdrawal charges no longer apply to that Purchase Payment. SEE THE FEE TABLE, PURCHASING A SEASONS ELITE VARIABLE ANNUITY AND EXPENSES IN THE PROSPECTUS.

ACCESS TO YOUR MONEY: You may withdraw money from your contract during the Accumulation Phase. If you do so, earnings are deemed to be withdrawn first. You will pay income tax on earnings and untaxed contributions when you withdraw them. Payment received during the Income Phase are considered partly a return of your original investment. A federal tax penalty may apply if you make withdrawals before age 59 1/2. As noted above, a withdrawal charge may apply. SEE ACCESS TO YOUR MONEY AND TAXES IN THE PROSPECTUS.

OPTIONAL LIVING BENEFITS: You may elect one of the optional living benefits available under your contract. For an additional fee, these features are designed to protect a portion of your investment in the event your contract value declines due to unfavorable investment performance during the Accumulation Phase and before a death benefit is payable. In addition, some of these features can provide a guaranteed income stream that may last as long as you live. SEE OPTIONAL LIVING BENEFITS IN THE PROSPECTUS.

DEATH BENEFITS: A death benefit is available under the contract to protect your Beneficiaries in the event of your death during the Accumulation Phase. Optional enhanced death benefits are also available for an additional fee. SEE DEATH BENEFITS IN THE PROSPECTUS.

INCOME OPTIONS: When you are ready to begin taking annuity income payments, you can choose to receive annuity income payments on a variable basis, fixed basis or a combination of both. You may also choose from five different annuity income options, including an option for annuity income that you cannot outlive. SEE INCOME OPTIONS IN THE PROSPECTUS.

INQUIRIES: If you have questions about your contract call your financial representative or contact us at AIG SunAmerica Life Annuity Service Center P.O. Box 54299 Los Angeles, California 90054-0299. Telephone Number: (800) 445-SUN2.

PLEASE SEE ALLOCATION OF PURCHASE PAYMENTS IN THE PROSPECTUS FOR THE ADDRESS TO WHICH YOU MUST SEND PURCHASE PAYMENTS.

PLEASE SEE APPENDIX C FOR INFORMATION REGARDING STATE CONTRACT AVAILABILITY AND STATE-SPECIFIC VARIATION OF CERTAIN FEATURES AND BENEFITS.

THE COMPANY OFFERS SEVERAL DIFFERENT VARIABLE ANNUITY CONTRACTS TO MEET THE DIVERSE NEEDS OF OUR INVESTORS. OUR CONTRACTS MAY PROVIDE DIFFERENT FEATURES, BENEFITS, PROGRAMS AND INVESTMENT OPTIONS OFFERED AT DIFFERENT FEES AND EXPENSES. WHEN WORKING WITH YOUR FINANCIAL REPRESENTATIVE TO DETERMINE THE BEST PRODUCT TO MEET YOUR NEEDS, YOU SHOULD CONSIDER AMONG OTHER THINGS, WHETHER THE FEATURES OF THIS CONTRACT AND THE RELATED FEES PROVIDE THE MOST APPROPRIATE PACKAGE TO HELP YOU MEET YOUR RETIREMENT SAVINGS GOALS.

IF YOU WOULD LIKE MORE INFORMATION REGARDING HOW MONEY IS SHARED AMONGST OUR BUSINESS PARTNERS, INCLUDING BROKER-DEALERS AND FROM CERTAIN INVESTMENT ADVISERS OF THE UNDERLYING TRUST FUNDS, SEE THE PAYMENTS IN CONNECTION WITH DISTRIBUTION OF THE CONTRACT SECTION UNDER OTHER INFORMATION.

  PLEASE READ THE PROSPECTUS CAREFULLY FOR MORE DETAILED INFORMATION REGARDING THESE AND OTHER FEATURES AND BENEFITS OF THE CONTRACT, AS WELL AS THE RISKS OF
                                   INVESTING.

FEE TABLES
--------------------------------------------------------------------------------

THE FOLLOWING DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU BUY THE CONTRACT, TRANSFER CASH VALUE BETWEEN INVESTMENT OPTIONS OR SURRENDER THE CONTRACT. IF APPLICABLE, YOU MAY ALSO BE SUBJECT TO STATE PREMIUM TAXES.
MAXIMUM OWNER TRANSACTION EXPENSES

MAXIMUM WITHDRAWAL CHARGES
(as a percentage of each Purchase Payment)(1)...   7%

TRANSFER FEE
$25 per transfer after the first 15 transfers in any contract year.

THE FOLLOWING DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT, NOT INCLUDING UNDERLYING FUND EXPENSES WHICH ARE OUTLINED IN THE NEXT SECTION.

CONTRACT MAINTENANCE FEE(2).....................  $35

SEPARATE ACCOUNT ANNUAL EXPENSES
(deducted from the average daily ending net asset value allocated to the Variable Portfolio)

Separate Account Charge(3)...................  1.55%
Optional Death Benefit Fee...................  0.20%
Optional EstatePlus Fee(4)...................  0.25%
                                               -----
Total Separate Account Annual Expenses.......  2.00%

ADDITIONAL OPTIONAL FEATURE FEES

You may elect one of the optional features: MarketLock, MarketLock For Two, Seasons Income Rewards, or Seasons Promise described below.

OPTIONAL MARKETLOCK FEE(5)
(calculated as a percentage of the greater of (a) Purchase Payments made in the first two years, or (b) the highest anniversary value (less Purchase Payments made after the first two years) during the period in which anniversary values are being considered, both adjusted for withdrawals during the applicable period)

                                              ANNUALIZED FEE
                                              --------------
All years in which the feature is in              0.65%
  effect....................................

OPTIONAL MARKETLOCK FOR TWO FEE(5,6)
(calculated as the percentage of the greater of (a) Purchase Payments made in the first two years, or (b) the highest contract anniversary value (less Purchase Payments made after the first two years) during the period in which anniversary values are being considered, each adjusted for excess withdrawals during the applicable period)

ALL YEARS IN WHICH THE FEATURE IS IN EFFECT   ANNUALIZED FEE
-------------------------------------------   --------------
Prior to Any Withdrawal.....................      0.40%
After the First Withdrawal..................      0.80%

OPTIONAL SEASONS INCOME REWARDS FEE(5)
(calculated as a percentage of your Purchase Payments received in the first 90 days, adjusted for withdrawals)

CONTRACT YEAR                          ANNUALIZED FEE
-------------                          --------------
0-7..................................       0.65%
8-10.................................       0.45%
11+..................................       none

OPTIONAL SEASONS PROMISE FEE(7)
(calculated as a percentage of your contract value minus Purchase Payments received after the 90th day since you purchased your contract)

CONTRACT YEAR                          ANNUALIZED FEE
-------------                          --------------
0-5..................................       0.65%
6-10.................................       0.45%
11+..................................       none

UNDERLYING FUND EXPENSES(8)

THE FOLLOWING SHOWS THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES CHARGED BY THE UNDERLYING FUNDS OF THE TRUST, BEFORE ANY WAIVERS OR REIMBURSEMENTS THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. MORE DETAIL CONCERNING THE UNDERLYING FUNDS' EXPENSES IS CONTAINED IN THE PROSPECTUS FOR THE TRUST. PLEASE READ IT CAREFULLY BEFORE INVESTING.

TOTAL ANNUAL UNDERLYING FUND
OPERATING EXPENSES                                                                               MINIMUM   MAXIMUM
----------------------------                                                                     -------   -------
(expenses that are deducted from Underlying Funds, including management fees, other expenses
and 12b-1 fees)................................................................................   0.86%     1.75%

FOOTNOTES TO THE FEE TABLE:
(1) Withdrawal Charge Schedule (as a percentage of each Purchase Payment) declines over 4 years as follows:

YEARS SINCE RECEIPT OF PURCHASE     1     2     3     4    5+
 PAYMENT:........................
                                   7%    6%    6%    5%    0%

(2) The contract maintenance fee may be waived if contract value is $50,000 or more.

(3) If you do not elect any optional features, your total separate account expense would be 1.55%.

(4) EstatePlus is an optional earnings enhancement death benefit. EstatePlus can only be elected if an optional enhanced death benefit is also elected.

(5) Seasons Income Rewards, MarketLock, and MarketLock For Two are optional guaranteed minimum withdrawal benefits. The applicable annualized fee is deducted from your contract value at the end of the first quarter following election and quarterly thereafter. The fee is deducted proportionately from your contract value by redeeming Accumulation Units invested in Variable Portfolios and reducing the dollar amount invested in available Fixed Accounts which in total equal the amount of the fee.

(6) Excess Withdrawals refer to amounts exceeding the maximum annual withdrawal amount available at the time of withdrawal under this feature.

(7) Seasons Promise is an optional guaranteed minimum accumulation benefit. The annualized fee is deducted from your contract value at the end of the first quarter following election and quarterly thereafter. The fee is deducted proportionately from contract value by redeeming Accumulation Units invested in Variable Portfolios which in total equal the amount of the fee.

(8) As of March 31, 2006.

MAXIMUM AND MINIMUM EXPENSE EXAMPLES
--------------------------------------------------------------------------------

These examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include owner transaction expenses, the contract maintenance fee if any, separate account annual expenses, available optional feature fees and Underlying Fund expenses.

The examples assume that you invest $10,000 in the contract for the time periods indicated; that your investment has a 5% return each year; and you incur the maximum and minimum fees and expenses of the Underlying Fund. Although your actual costs may be higher or lower, based on these assumptions, your costs at the end of the stated period would be:

MAXIMUM EXPENSE EXAMPLES
(assuming maximum separate account annual expenses of 2.00% (including the optional death benefit and EstatePlus), MarketLock For Two (0.80%) and investment in an Underlying Fund with total expenses of 1.75%)

(1) If you surrender your contract at the end of the applicable time period:

1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
$1,161   $1,989    $2,325     $4,696

(2) If you annuitize your contract at the end of the applicable time period:

       1 YEAR           3 YEARS   5 YEARS   10 YEARS
---------------------   -------   -------   --------
        $461            $1,389    $2,325     $4,696

(3) If you do not surrender your contract:

1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
 $461    $1,389    $2,325     $4,696

MINIMUM EXPENSE EXAMPLES
(assuming minimum separate account annual expenses of 1.55%, no election of optional features and investment in an Underlying Fund with total expenses of 0.86%)

(1) If you surrender your contract at the end of the applicable time period:

1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
 $950    $1,368    $1,312     $2,800

(2) If you annuitize your contract at the end of the applicable time period:

1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
 $250     $768     $1,312     $2,800

(3) If you do not surrender your contract:

1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
 $250     $768     $1,312     $2,800

                     EXPLANATION OF FEE TABLES AND EXAMPLES

1. The purpose of the Fee Table and Expense Examples is to show you the various fees and expenses you would incur directly and indirectly by investing in this variable annuity contract. The Fee Table and Expense Examples represent both fees of the separate account as well as the maximum and minimum total annual Underlying Fund operating expenses. We converted the contract maintenance fee to a percentage (0.05%). The actual impact of the contract maintenance fee may differ from this percentage and may be waived for contract values over $50,000. Additional information on the Underlying Fund fees can be found in the Trust prospectuses.

2. In addition to the stated assumptions, the Expense Examples also assume that no transfer fees were imposed. Although premium taxes may apply in certain states, they are not reflected in the Expense Examples.

3. If you elected other optional features, your expenses would be lower than those shown in these Maximum Expense Examples. The optional living benefit fees are not calculated as a percentage of your daily net asset value but on other calculations more fully described in the prospectus. The Maximum Expense Examples assume that the Benefit Base, which is used to calculate the fee, equals contract value and that no withdrawals are taken during the stated period.

THESE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN.

    AS OF THE DATE OF THIS PROSPECTUS, SALES OF THIS PRODUCT HAD NOT BEGUN. THEREFORE NO CONDENSED FINANCIAL INFORMATION APPEARS IN THIS PROSPECTUS.

THE SEASONS ELITE VARIABLE ANNUITY
--------------------------------------------------------------------------------

When you purchase a variable annuity, a contract exists between you and an insurance company. You are the owner of the contract. The contract provides several benefits:

     - DEATH BENEFIT: If you die during the Accumulation Phase, the insurance company pays a death benefit to your Beneficiary.

     - OPTIONAL LIVING BENEFITS: If you elect an optional living benefit, the insurance company guarantees a portion of your investment in the event your contract value declines due to unfavorable investment performance and may provide a guaranteed income stream or other benefits.

     - GUARANTEED INCOME: Once you begin the Income Phase, you receive a stream of annuity income payments for your lifetime, or another available period you select.

     - TAX DEFERRAL: This means that you do not pay taxes on your earnings from the contract until you withdraw them.

Tax-qualified retirement plans (e.g., IRAs, 401(k) or 403(b) plans) defer payment of taxes on earnings until withdrawal. If you are considering funding a tax-qualified retirement plan with an annuity, you should know that an annuity does not provide any additional tax deferral treatment of earnings beyond the treatment provided by the tax-qualified retirement plan itself. However, annuities do provide other features and benefits, which may be valuable to you. You should fully discuss this decision with your financial representative.

This variable annuity was developed to help you contribute to your retirement savings. This variable annuity works in two stages: the Accumulation Phase and the Income Phase. Your contract is in the Accumulation Phase during the period when you make Purchase Payments into the contract. The Income Phase begins after the specified waiting period when you start taking annuity income payments.

The contract is called a "variable" annuity because it allows you to invest in Variable Portfolios which, like mutual funds, have different investment objectives and performance. You can gain or lose money if you invest in these Variable Portfolios. The amount of money you accumulate in your contract depends on the performance of the Variable Portfolios in which you invest.

Fixed Accounts, if available, earn interest at a rate set and guaranteed by the Company. If you allocate money to a Fixed Account, the amount of money that accumulates in the contract depends on the total interest credited to the particular Fixed Account in which you invest.

For more information on investment options available under this contract, SEE INVESTMENT OPTIONS BELOW.

This annuity is designed to assist in contributing to retirement savings of investors whose personal circumstances allow for a long-term investment time horizon. As a function of the Internal Revenue Code ("IRC"), you may be assessed a 10% federal tax penalty on any withdrawal made prior to your reaching age
59 1/2. Additionally, you will be charged a withdrawal charge on each Purchase Payment withdrawn prior to the end of the applicable withdrawal charge period, SEE FEE TABLES ABOVE. Because of these potential penalties, you should fully discuss all of the benefits and risks of this contract with your financial representative prior to purchase.

PURCHASING A SEASONS ELITE VARIABLE ANNUITY
--------------------------------------------------------------------------------

An initial Purchase Payment is the money you give us to buy a contract. Any additional money you give us to invest in the contract after purchase is a subsequent Purchase Payment.

The following chart shows the minimum initial and subsequent Purchase Payments permitted under your contract. These amounts depend upon whether a contract is Qualified or Non-qualified for tax purposes. FOR FURTHER EXPLANATION, SEE TAXES BELOW.

                                              MINIMUM        MINIMUM AUTOMATIC
                       MINIMUM INITIAL       SUBSEQUENT         SUBSEQUENT
                       PURCHASE PAYMENT   PURCHASE PAYMENT   PURCHASE PAYMENT
                       ----------------   ----------------   -----------------
Qualified                  $ 4,000              $250               $100
Non-Qualified              $10,000              $500               $100

Once you have contributed at least the minimum initial Purchase Payment, you can establish an automatic payment plan that allows you to make subsequent Purchase Payments of as little as $100.

We reserve the right to refuse any Purchase Payment. Furthermore, we reserve the right to require Company approval prior to accepting Purchase Payments greater than $1,000,000. For contracts owned by a non-natural owner, we reserve the right to require prior Company approval to accept Purchase Payments greater than $250,000. We reserve the right to change the amount at which pre-approval is required for prospectively issued contracts. Purchase Payments that would cause total Purchase Payments in all contracts issued by the Company or its affiliate, First SunAmerica Life Insurance Company, to the same owner and/or Annuitant to exceed these limits may also be subject to Company pre-approval. For any contracts that meet or exceed these dollar amount limitations, we further reserve the right to limit the death benefit amount payable in excess of contract value at the time we receive all required paperwork and satisfactory proof of death. In addition, for any contracts that meet or exceed these dollar amount limitations, we further reserve the right to impose certain limitations on available living benefits under the contract. The terms creating any limit on the maximum death or living benefit payable would be mutually agreed upon in writing by you and the Company prior to purchasing the contract.

We may not issue a contract to anyone age 86 or older on the contract issue date. We may not accept subsequent Purchase Payments from contract owners age 86 or older. In general, we will not issue a Qualified contract to anyone who is age 70 1/2 or older, unless it is shown that the minimum distribution required by the IRS is being made. If we learn of a misstatement of age, we reserve the right to fully pursue our remedies including termination of the contract and/or revocation of any age-driven benefits.

We allow this contract to be jointly owned. We may require that the joint owners be spouses. However, the age of the older owner is used to determine the availability of most age driven benefits. The addition of a joint owner after the contract has been issued is contingent upon prior review and approval by the Company.

You may assign this contract before beginning the Income Phase by sending us a written request for an assignment. Your rights and those of any other person with rights under this contract will be subject to the assignment. We reserve the right to not recognize assignments if it changes the risk profile of the owner of the contract, as determined in our sole discretion. Please see the Statement of Additional Information for details on the tax consequences of an assignment. You should consult a qualified tax advisor before assigning the contract.

ALLOCATION OF PURCHASE PAYMENTS

In order to issue your contract, we must receive your initial Purchase Payment and all required paperwork in "good order," including Purchase Payment allocation instructions at our Annuity Service Center. We will accept initial and subsequent Purchase Payments by electronic transmission from certain broker-dealer firms. In connection with arrangements we have to transact business electronically, we may have agreements in place whereby your broker-dealer may be deemed our agent for receipt of your Purchase Payments. Thus, if we have an agreement with a broker-dealer deeming them our agent, Purchase Payments received by the broker-dealer will be priced as of the time they are received by the broker-dealer. However, if we do not have an agreement with a broker-dealer deeming them our agent, Purchase Payments received by the broker-dealer will not be priced until they are received by us.

An initial Purchase Payment will be priced within two business days after it is received by us in good order if the Purchase Payment is received before Market Close. If the initial Purchase Payment is received after Market Close, the initial Purchase Payment will be priced within two business days after the next business day. We allocate your initial Purchase Payments as of the date such Purchase Payments are priced. If we do not have complete information necessary to issue your contract, we will contact you. If we do not have the information necessary to issue your contract within 5 business days, we will send your money back to you, or ask your permission to keep your money until we get the information necessary to issue the contract.

Any subsequent Purchase Payment will be priced as of the day it is received by us in good order if the request is received before Market Close. If the subsequent Purchase Payment is received in good order after Market Close, it will be priced as of the next business day. We invest your subsequent Purchase Payments in the Variable Portfolios and Fixed Accounts according to any allocation instructions that accompany the subsequent Purchase Payment. If we receive a Purchase Payment without allocation instructions, we will invest the money according to your allocation instructions on file.

Purchase Payments submitted by check can only be accepted by the Company at the following address:

AIG SunAmerica Life Assurance Company
P.O. Box 100330
Pasadena, CA 91189-0330

Purchase payments sent to the Annuity Service Center will be forwarded to the address above.

Overnight deliveries of Purchase Payments can only be accepted at the following address:

JP Morgan Chase National Processing Center
Lock Box 100330
Building #6, Suite 120
2710 Media Center Drive
Los Angeles, CA 90065

Delivery of Purchase Payments to any other address will result in a delay in crediting your contract until the Purchase Payment is received at the appropriate address.

ACCUMULATION UNITS

When you allocate a Purchase Payment to the Variable Portfolios, we credit your contract with Accumulation Units of the Separate Account. We base the number of Accumulation Units you receive on the unit value of the Variable Portfolio as of the day we receive your money if we receive it before that day's Market Close, or on the next business day's unit value if we receive your money after that day's Market Close. The value of an Accumulation Unit goes up and down based on the performance of the Variable Portfolios.

We calculate the value of an Accumulation Unit each day that the NYSE is open as follows:

     1. We determine the total value of money invested in a particular Variable Portfolio;

     2. We subtract from that amount all applicable daily asset based charges;
        and

     3. We divide this amount by the number of outstanding Accumulation Units.

We determine the number of Accumulation Units credited to your contract by dividing the Purchase Payment by the Accumulation Unit value for the specific Variable Portfolio.

     EXAMPLE:

     We receive a $25,000 Purchase Payment from you on Wednesday. You allocate the money to Variable Portfolio A. We determine that the value of an Accumulation Unit for Variable Portfolio A is $11.10 at Market Close on Wednesday. We then divide $25,000 by $11.10 and credit your contract on Wednesday night with 2,252.2523 Accumulation Units for Variable Portfolio A.

FREE LOOK

You may cancel your contract within ten days after receiving it (or longer if required by state law). We call this a "free look." To cancel, you must mail the contract along with your free look request to our Annuity Service Center at P.O. Box 54299, Los Angeles, California 90054-0299.

If you decide to cancel your contract during the free look period, generally we will refund to you the value of your contract on the day we receive your request.

Certain states require us to return your Purchase Payments upon a free look request. Additionally, all contracts issued as an IRA require the full return of Purchase Payments upon a free look. If your contract was issued in a state requiring return of Purchase Payments or as an IRA, and you cancel your contract during the free look period, we return the greater of (1) your Purchase Payments; or (2) the value of your contract.

With respect to those contracts, we reserve the right to invest your money in the Cash Management Variable Portfolio during the free look period. If we place your money in the Cash Management Variable Portfolio during the free look period, we will allocate your money according to your instructions at the end of the applicable free look period.

EXCHANGE OFFERS

From time to time, we allow you to exchange an older variable annuity issued by the Company or one of its affiliates, for a newer product with different features and benefits issued by the Company or one of its affiliates. Such an exchange offer will be made in accordance with applicable federal securities laws and state insurance rules and regulations. We will provide the specific terms and conditions of any such exchange offer at the time the offer is made.

INVESTMENT OPTIONS
--------------------------------------------------------------------------------
The contract offers Variable Portfolios and, if available, Fixed Accounts. We designed the contract to meet your varying investment needs over time. You can achieve this by using the Variable Portfolios alone or in concert with the Fixed Accounts. The Variable Portfolios are only available through the purchase of certain variable annuities. A mixture of your investment in the Variable Portfolios and Fixed Accounts may lower the risk associated with investing only in a Variable Portfolio.

VARIABLE PORTFOLIOS
Each of the Variable Portfolios invests in Underlying Funds of Seasons Series Trust. AIG SunAmerica Asset Management Corp. ("AIG SAAMCo"), an affiliate of the Company, manages Seasons Series Trust. AIG SAAMCo is the investment adviser to Seasons Series Trust and has engaged subadvisers to provide investment advice for certain of the Underlying Funds.

Special note should be taken of the similarities and differences between the Seasons Managed Allocation Portfolios and the Seasons Strategies, described in detail below. Each alternative reflects an allocation model. The Seasons Managed Allocation Portfolios differ from the Seasons Strategies in the following respects. A professional manager actively manages the Seasons Managed Allocation Portfolios' investments in the Select and Focused Portfolios. The Seasons Strategies are limited to investment in the specified funds of the Seasons Series Trust with a pre-determined target asset allocation mix that does not change over the life of the contract. Thus, the Seasons Managed Allocation Portfolios are responsive to changing market conditions, and current judgments of professional management, while the Seasons Strategies assume that the pre-determined asset allocation mix will continue to be consistent with its risk objective. Please read carefully the descriptions of each alternative for more details.

YOU SHOULD READ THE PROSPECTUS FOR THE SEASONS SERIES TRUST CAREFULLY BEFORE INVESTING. THE TRUST PROSPECTUS WHICH IS ATTACHED HERETO CONTAINS DETAILED INFORMATION ABOUT THE UNDERLYING FUNDS INCLUDING INVESTMENT OBJECTIVE, GOALS AND RISK FACTORS.

Each Variable Portfolio and its respective managers are:

SELECT PORTFOLIOS

LARGE CAP GROWTH            AIG Global Investment Corp. ("AIGGIC"), Goldman Sachs Asset
                            Management, L.P. ("GSAM"), Janus Capital Management LLC.
                            ("Janus")
LARGE CAP COMPOSITE         AIGGIC, AIG SAAMCo, T. Rowe Price Associates, Inc. ("T. Rowe
                            Price")
LARGE CAP VALUE             AIGGIC, T. Rowe Price, Wellington Management Company, LLP.
                            ("Wellington Management")
MID CAP GROWTH              AIGGIC, T. Rowe Price, Wellington Management
MID CAP VALUE               AIGGIC, GSAM, Lord, Abbett & Co. LLC. ("Lord Abbett")
SMALL CAP                   AIGGIC, AIG SAAMCo, Salomon Brothers Asset Management Inc.
                            ("Salomon")
INTERNATIONAL EQUITY        AIGGIC, Goldman Sachs Asset Management Int'l., Lord Abbett
DIVERSIFIED FIXED INCOME    AIGGIC, AIG SAAMCo, Wellington Management
STRATEGIC FIXED INCOME      AIGGIC, Franklin Advisers, Inc., Salomon
CASH MANAGEMENT             Columbia Management Advisors, LLC

FOCUSED PORTFOLIOS

FOCUS GROWTH                AIG SAAMCo, Janus, Marsico Capital Management LLC.
                            ("Marsico")
FOCUS GROWTH AND INCOME     AIG SAAMCo, Marsico, Thornburg Investment Management, Inc.
FOCUS VALUE                 J.P. Morgan Investment Inc. ("J.P. Morgan"), Northern Trust
                            Investments, N.A. ("Northern Trust"), Third Avenue
                            Management, LLC.
FOCUS TECHNET               AIG SAAMCo, BAMCO, Inc., RCM Capital Management LLC.

SEASONS MANAGED ALLOCATION PORTFOLIOS

Managed by: Ibbotson Associates Advisors, LLC. ("Ibbotson")

ALLOCATION GROWTH
ALLOCATION MODERATE GROWTH
ALLOCATION MODERATE
ALLOCATION BALANCED

SEASONS STRATEGIES

Managed by: AIG SAAMCo., Janus, Lord Abbett, Putnam, T. Rowe Price, Wellington Management.

GROWTH STRATEGY                     (which invests in Stock Portfolio, Asset Allocation:
                                    Diversified Growth Portfolio and Multi-Managed Growth
                                    Portfolio)

MODERATE GROWTH STRATEGY            (which invests in Stock Portfolio, Asset Allocation:
                                    Diversified Growth Portfolio and Multi-Managed Moderate
                                    Growth Portfolio)

BALANCED GROWTH STRATEGY            (which invests in Stock Portfolio, Asset Allocation:
                                    Diversified Growth Portfolio and Multi-Managed Income/Equity
                                    Portfolio)

CONSERVATIVE GROWTH STRATEGY        (which invests in Stock Portfolio, Asset Allocation:
                                    Diversified Growth Portfolio and Multi-Managed Income
                                    Portfolio)

SELECT PORTFOLIOS
The Select Portfolios each have a distinct investment objective, utilizing a disciplined investing style to achieve its objective. Each Select Portfolio invests in an Underlying Fund of the Seasons Series Trust. Except for the Cash Management Variable Portfolio, each Select Portfolio is multi-managed by a team of three subadvisers. One component of each Select Portfolio invests in a passively managed component that tracks a particular target index or subset of an index. The other two components are actively managed with the exception of the Diversified Fixed Income and Strategic Fixed Income Portfolios which do not have a passively managed component but three components which are all actively managed. The passively managed component of each Select Portfolio is intended to balance some of the risks associated with an actively traded portfolio. Please see the attached Seasons Series Trust prospectus for additional information regarding the management of the Select Portfolios.

FOCUSED PORTFOLIOS

Each multi-managed Focused Portfolio offers you at least three different professional managers. Each professional manager advises a separate portion of the Focused Portfolio. Each manager actively selects a limited number of stocks that represent their best stock selections. This approach to investing results in a more concentrated portfolio, which will be less diversified than the Select Portfolios, and may be subject to greater market risks.

SEASONS MANAGED ALLOCATION PORTFOLIOS
Each Seasons Managed Allocation Portfolios has a different investment goal. Each Seasons Managed Allocation Portfolio is structured as a "fund-of-funds," which means that it pursues its investment goal by investing its assets in a combination of the Select Portfolios and the Focused Portfolios. A fund-of-funds strategy generally offers investors an efficient means of diversification among a number of mutual funds while obtaining professional management in determining which funds to select, how much of their assets to commit to each fund, and when to make that selection.

Each Seasons Managed Allocation Portfolio is managed by a professional manager, Ibbotson Associates Advisors, LLC ("Ibbotson"). Ibbotson creates a target allocation annually for each Seasons Managed Allocation Portfolio. The target allocation will reflect the percentage in which a Seasons Managed Allocation Portfolio should invest in the Select and Focused Portfolios. Due to market movements, portfolio management decisions or cash flow consideration, Ibbotson may determine that a Seasons Managed Allocation Portfolio's investments in the Select and Focused Portfolios require adjustments in order to meet its target allocation. Generally, Ibbotson will manage the investments among the Select and Focused Portfolios for each Seasons Managed Allocation Portfolio to match its target allocation and to rebalance assets back to the target allocation, as it deems necessary.

This approach allows the Seasons Managed Allocation Portfolios to offer professional asset management on two levels: 1) the fund management of each underlying Select and Focused Portfolio; and 2) the overlay portfolio management provided by Ibbotson.

Each Seasons Managed Allocation Portfolio can invest in as many as all of the Select and Focused Portfolios. The four Seasons Managed Allocation Portfolios are:

SEASONS MANAGED ALLOCATION PORTFOLIOS    OBJECTIVE                           INVESTMENT STRATEGY
Allocation Growth Portfolio              Long-term capital appreciation      Invest primarily in equity-based
                                                                             portfolios. Designed to provide
                                                                             higher growth potential, while
                                                                             maintaining risk at a reasonable
                                                                             level.
Allocation Moderate Growth Portfolio     Long-term capital appreciation      Focuses on equity investing to
                                                                             help maximize growth potential,
                                                                             but also invests a portion of its
                                                                             assets in the bond market for
                                                                             income.
Allocation Moderate Portfolio            Long-term capital appreciation      Combines equity investing with
                                         and moderate current income         increased exposure to fixed income
                                                                             investing. Designed for investors
                                                                             who want growth, but who are also
                                                                             seeking a moderate level of
                                                                             income.
Allocation Balanced Portfolio            Long-term capital appreciation      Offers the greatest exposure to
                                         and income                          fixed income. Designed for
                                                                             investors who need greater balance
                                                                             of growth potential and current
                                                                             income.

SEASONS STRATEGIES
Each Seasons Strategies has a different investment objective. Each Seasons Strategy is a Variable Portfolio of the Separate Account that invests in three Underlying Funds. The Seasons Strategies differ from the other Variable Portfolios because they each invest in more than one Underlying Fund of Seasons Series Trust. The allocation of money among these Underlying Funds varies depending on the objective of the Seasons Strategy. We designed the Seasons Strategies utilizing an asset allocation approach to meet your investment needs over time, considering factors such as your age, goals and risk tolerance. However, each Seasons Strategy is designed to achieve different levels of growth over time.

The three Underlying Funds in which a Seasons Strategy can invest are detailed on the pie chart on the following page. The Underlying Funds comprising the Seasons Strategies may only be purchased by the Seasons Strategies.

The Seasons Strategies use an investment approach based on asset allocation. This approach is achieved by each Seasons Strategy investing in distinct percentages in three specific Underlying Funds. In turn, the Underlying Funds invest in a combination of domestic and international stocks, bonds and cash. The goal for each Seasons Strategy is to have a specified asset mix of stocks, bonds and cash in accordance with the specified objective of the Seasons Strategy and relative to the Underlying Funds in which the Seasons Strategy invests. The stated target asset allocation percentages and the mix of Underlying Funds comprising each Seasons Strategy does not change for the life of the contract. Please read the Seasons Series Trust prospectus which describes in detail the Underlying Funds that comprise each Seasons Strategy.

SEASONS STRATEGY REBALANCING
At the beginning of each quarter a rebalancing occurs among the Underlying Funds to realign each Seasons Strategy with its distinct percentage investment detailed below in the three Underlying Funds. This rebalancing is designed to help maintain the asset allocation mix for each Seasons Strategy. The pie charts on the following page demonstrate:

     - the asset allocation mix for each Seasons Strategy; and

     - the percentage allocation of each Underlying Fund in which the Seasons Strategy invests.

On the first business day of each quarter (or as close to such date as is administratively practicable) your money will be allocated among the various Underlying Funds according to the percentages set forth on the next page. Additionally, within each Multi-Managed Portfolio, your money will be rebalanced among the various components. Rebalancing a Seasons Strategy may involve shifting a portion of assets out of Underlying Funds with higher returns into Underlying Funds with relatively lower returns.


GROWTH STRATEGY                                                     MODERATE GROWTH STRATEGY
    GOAL: Long-term growth of capital, allocating its assets            GOAL: Growth of capital through investments in equities,
primarily to stocks. This Seasons Strategy may be best suited       with a secondary objective of conservation of principal by
for those with longer periods to invest.                            allocating more of its assets to bonds than the Growth
Target Asset Allocation:                                            Strategy. This Seasons Strategy may be best suited for those
    Stocks 80%        Bonds 15%        Cash 5%                      nearing retirement years but still earning income.
                                                                    Target Asset Allocation:
[GROWTH STRATEGY CHART]                                                 Stocks 70%        Bonds 25%        Cash 5%
Stock Portfolio (T Rowe Price) - 25%
Asset Allocation: Diversified Growth Portfolio (Putnam) - 25%       [MODERATE GROWTH CHART]
Multi-Managed Growth Portfolio - 50%                                Stock Portfolio (T Rowe Price) - 20%
  Fixed Income component (Wellington) - 10%                         Asset Allocation: Diversified Growth Portfolio (Putnam) - 25%
  Balanced component (Lord Abbett/AIG SAAMCo) - 10%                 Multi-Managed Moderate Growth Portfolio - 55%
  Aggressive Growth component (AIG SAAMCo) - 10%                      Fixed Income component (Wellington) - 19.8%
  Growth component (Janus) - 20%                                      Balanced component (Lord Abbett/AIG SAAMCo) - 9.9%
                                                                      Aggressive Growth component (AIG SAAMCo) - 9.9%
                                                                      Growth component (Janus) - 15.4%


BALANCED GROWTH STRATEGY                                            CONSERVATIVE GROWTH STRATEGY
    GOAL: Focuses on conservation of principal by investing             GOAL: Capital preservation while maintaining some
in a more balanced weighting of stocks and bonds, with a            potential for growth over the long term. This Seasons
secondary objective of seeking a high total return. This            Strategy may be best suited for those with lower investment
Seasons Strategy may be best suited for those approaching           risk tolerance.
retirement and with less tolerance for investment risk.             Target Asset Allocation:
Target Asset Allocation:                                                Stocks 42%        Bonds 53%        Cash 5%
    Stocks 55%        Bonds 40%        Cash 5%
                                                                    [CONSERVATIVE GROWTH CHART]
[BALANCED GROWTH CHART]                                             Stock Portfolio (T Rowe Price) - 15%
Stock Portfolio (T Rowe Price) - 20%                                Asset Allocation: Diversified Growth Portfolio (Putnam) - 25%
Asset Allocation: Diversified Growth Portfolio (Putnam) - 25%       Multi-Managed Income Portfolio - 60%
Multi-Managed Income/Equity Portfolio - 55%                           Fixed Income component (Wellington) - 45%
  Fixed Income component (Wellington) - 29.7%                         Balanced component (Lord Abbett/AIG SAAMCo) - 10.2%
  Balanced component (Lord Abbett/AIG SAAMCo) - 15.4%                 Growth component (Janus) - 4.8%
  Growth component (Janus) - 9.9%

FIXED ACCOUNTS

Your contract may offer Fixed Accounts for varying guarantee periods. A Fixed Account may be available for differing lengths of time (such as 1, 3, or 5 years). Each guarantee period may have different guaranteed interest rates.

We guarantee that the interest rate credited to amounts allocated to any Fixed Account guarantee periods will never be less than the minimum guaranteed interest rate specified in your contract. Once the rate is established, it will not change for the duration of the guarantee period. We determine which, if any, guarantee periods will be offered at any time in our sole discretion, unless state law requires us to do otherwise. Please check with your financial representative regarding the availability of Fixed Accounts.

There are three categories of interest rates for money allocated to the Fixed Accounts. The applicable rate is guaranteed until the corresponding guarantee period expires. With each category of interest rate, your money may be credited a different rate as follows:

     - INITIAL RATE: The rate credited to any portion of the initial Purchase Payment allocated to a Fixed Account.

     - CURRENT RATE: The rate credited to any portion of a subsequent Purchase Payment allocated to a Fixed Account.

     - RENEWAL RATE: The rate credited to money transferred from a Fixed Account or a Variable Portfolio into a Fixed Account and to money remaining in a Fixed Account after expiration of a guarantee period.

When a guarantee period ends, you may leave your money in the same Fixed Account or you may reallocate your money to another Fixed Account or to the Variable Portfolios. If you do not want to leave your money in the same Fixed Account, you must contact us within 30 days after the end of the guarantee period and provide us with new allocation instructions. WE DO NOT CONTACT YOU. IF YOU DO NOT CONTACT US, YOUR MONEY WILL REMAIN IN THE SAME FIXED ACCOUNT WHERE IT WILL EARN INTEREST AT THE RENEWAL RATE THEN IN EFFECT FOR THAT FIXED ACCOUNT.

If available, you may systematically transfer interest earned in available Fixed Accounts into any of the Variable Portfolios on certain periodic schedules offered by us. Systematic transfers may be started, changed or terminated at any time by contacting our Annuity Service Center. Check with your financial representative about the current availability of this service.

At any time we are crediting the minimum guaranteed interest rate specified in your contract, we reserve the right to restrict your ability to make transfers and Purchase Payments into the Fixed Accounts. All Fixed Accounts may not be available in your state. Please check with your financial representative regarding the availability of Fixed Accounts.

DOLLAR COST AVERAGING FIXED ACCOUNTS

You may invest initial and/or subsequent Purchase Payments in the dollar cost averaging ("DCA") Fixed Accounts, if available. The minimum Purchase Payment that you must invest for the 6-month DCA Fixed Account is $600 and for the 12-month DCA Fixed Account is $1,200. Purchase Payments less than these minimum amounts will automatically be allocated to the Variable Portfolios according to your instructions or your current allocation instruction on file.

DCA Fixed Accounts credit a fixed rate of interest and can only be elected to facilitate a DCA program. SEE DOLLAR COST AVERAGING PROGRAM BELOW for more information. Interest is credited to amounts allocated to the DCA Fixed Accounts while your money is transferred to the Variable Portfolios over certain specified time frames. The interest rates applicable to the DCA Fixed Accounts may differ from those applicable to any other Fixed Account but will never be less than the minimum guaranteed interest rate specified in your contract. However, when using a DCA Fixed Account, the annual interest rate is paid on a declining balance as you systematically transfer your money to the Variable Portfolios. Therefore, the actual effective yield will be less than the stated annual crediting rate. We reserve the right to change the availability of DCA Fixed Accounts offered, unless state law requires us to do otherwise.

DOLLAR COST AVERAGING PROGRAM

The DCA program allows you to invest gradually in the Variable Portfolios at no additional cost. Under the program, you systematically transfer a specified dollar amount or percentage of contract value from a Variable Portfolio, Fixed Account or DCA Fixed Account ("source account") to any other Variable Portfolio ("target account"). Transfers occur on a monthly periodic schedule. The minimum transfer amount under the DCA program is $100 per transaction, regardless of the source account. Fixed Accounts are not available as target accounts for the DCA program. Transfers resulting from your participation in the DCA program are not counted towards the number of free transfers per contract year.

We may also offer DCA Fixed Accounts as source accounts exclusively to facilitate the DCA program for a specified time period. The DCA Fixed Account only accepts initial or subsequent Purchase Payments. You may not make a transfer from a Variable Portfolio or Fixed Account into a DCA Fixed Account.

If you chose to allocate subsequent Purchase Payments to an active DCA program with a Fixed Account serving as the source account, the rate applicable to that Fixed Account at the time we receive the subsequent Purchase Payment will be applicable to that payment. Further, we will begin moving that subsequent Purchase Payment into your target allocations on the same day of the month as the initial active DCA program. Therefore, you may not receive a full 30 days interest prior to the first transfer to the target accounts.

You may terminate the DCA program at any time. If you terminate the DCA program and money remains in the DCA Fixed Accounts, we transfer the remaining money according to your current allocation instructions on file.

The DCA program is designed to lessen the impact of market fluctuations on your investment. However, the DCA program can neither guarantee a profit nor protect your investment against a loss. When you elect the DCA program, you are continuously investing in securities fluctuating at different price levels. You should consider your tolerance for investing through periods of fluctuating price levels.

     EXAMPLE OF DCA PROGRAM:

     Assume that you want to move $750 each month from one Variable Portfolio to another Variable Portfolio over six months. You set up a DCA program and purchase Accumulation Units at the following values:

  ----------------------------------------------------------------------------
  MONTH             ACCUMULATION UNIT                  UNITS PURCHASED
  ----------------------------------------------------------------------------
     1                    $ 7.50                             100
     2                    $ 5.00                             150
     3                    $10.00                              75
     4                    $ 7.50                             100
     5                    $ 5.00                             150
     6                    $ 7.50                             100
  ----------------------------------------------------------------------------

     You paid an average price of only $6.67 per Accumulation Unit over six months, while the average market price actually was $7.08. By investing an equal amount of money each month, you automatically buy more Accumulation Units when the market price is low and fewer Accumulation Units when the market price is high. This example is for illustrative purposes only.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE DCA PROGRAM AT ANY
TIME.

TRANSFERS DURING THE ACCUMULATION PHASE

Subject to our rules, restrictions and policies, during the Accumulation Phase you may transfer funds between the Variable Portfolios and/or any Fixed Accounts by telephone, through the Company's website (www.aigsunamerica.com), in writing by mail, or facsimile. All transfer instructions submitted via facsimile must be sent to (818) 615-1543; otherwise they will not be considered received by us. We may accept transfers by telephone or the Internet unless you tell us not to on your contract application. When receiving instructions over the telephone or the Internet, we have procedures to provide reasonable assurance that the transactions executed are genuine. Thus, we are not responsible for any claim, loss or expense from any error resulting from instructions received over the telephone or the Internet. If we fail to follow our procedures, we may be liable for any losses due to unauthorized or fraudulent instructions.

Any transfer request will be priced as of the day it is received by us in good order if the request is received before Market Close. If the transfer request is received after Market Close, the request will be priced as of the next business day.

Funds already in your contract cannot be transferred into the DCA Fixed Accounts. You must transfer at least $100 per transfer. If less than $100 remains in any Variable Portfolio after a transfer, that amount must be transferred as well.

TRANSFER POLICIES

We do not want to issue this variable annuity contract to contract owners engaged in trading strategies that seek to benefit from short-term price fluctuations or price inefficiencies in the Variable Portfolios of this product ("Short-Term Trading") and we discourage Short-Term Trading as more fully described below. However, we cannot always anticipate if a potential contract owner intends to engage in Short-Term Trading. Short-Term Trading may create risks that may result in adverse effects on investment return of an Underlying Fund. Such risks may include, but are not limited to: (1) interference with the management and planned investment strategies of an Underlying Fund and/or (2) increased brokerage and administrative costs due to forced and unplanned fund turnover; both of which may dilute the value of the shares in the Underlying Fund and reduce value for all investors in the Variable Portfolio. In addition to negatively impacting the contract owner, a reduction in contract value may also be harmful to annuitants and/or beneficiaries.

We have adopted the following administrative procedures to discourage Short-Term Trading.

We charge for transfers in excess of 15 in any contract year. Currently, the fee is $25 for each transfer exceeding this limit. Transfers resulting from your participation in the DCA or Automatic Asset Rebalancing programs are not counted towards the number of free transfers per contract year.

In addition to charging a fee when you exceed 15 transfers as described in the preceding paragraph, all transfer requests in excess of 5 transfers within a rolling six-month look-back period must be submitted by United States Postal Service first-class mail ("U.S. Mail") for twelve months from the date of your 5th transfer request ("Standard U.S. Mail Policy"). For example, if you made a transfer on February 15, 2006 and within the previous six months (from August 15, 2005 forward) you made 5 transfers including the February 15th transfer, then all transfers made for twelve months after February 15, 2006 must be submitted by U.S. Mail (from February 16, 2006 through February 15, 2007). We will not accept transfer requests sent by any other medium except U.S. Mail during this 12-month period. Transfer requests required to be submitted by U.S. Mail can only be cancelled by a written request sent by U.S. Mail with the appropriate paperwork received prior to the execution of the transfer. All transfers made on the same day prior to Market Close are considered one transfer request. Transfers resulting from your participation in the DCA or Automatic Asset Rebalancing programs are not included for the purposes of determining the number of transfers before applying the Standard U.S. Mail Policy. We apply the Standard U.S. Mail Policy uniformly and consistently to all contract owners except for omnibus group contracts as described below.

We believe that the Standard U.S. Mail Policy is a sufficient deterrent to Short-Term Trading. However, we may become aware of transfer patterns among the Variable Portfolios and/or Fixed Accounts which reflect what we consider to be Short-Term Trading or otherwise detrimental to the Variable Portfolios but have not yet triggered the limitations of the Standard U.S. Mail Policy described above. If such transfer activity comes to our attention, we may require you to adhere to our Standard U.S. Mail Policy prior to reaching the specified number of transfers ("Accelerated U.S. Mail Policy"). To the extent we become aware of Short-Term Trading activities which cannot be reasonably controlled by the Standard U.S. Mail Policy or the Accelerated U.S. Mail Policy, we reserve the right to evaluate, in our sole discretion, whether to impose further limits on the number and frequency of transfers you can make, impose minimum holding periods and/or reject any transfer request or terminate your transfer privileges. We will notify you in writing if your transfer privileges are terminated. In addition, we reserve the right not to accept transfers from a third party acting for you and not to accept preauthorized transfer forms.

Some of the factors we may consider when determining whether to accelerate the Standard U.S. Mail Policy, reject or impose other conditions on transfer privileges include:

     (1) the number of transfers made in a defined period;

     (2) the dollar amount of the transfer;

     (3) the total assets of the Variable Portfolio involved in the transfer and/or transfer requests that represent a significant portion of the total assets of the Variable Portfolio;

     (4) the investment objectives and/or asset classes of the particular Variable Portfolio involved in your transfers;

     (5) whether the transfer appears to be part of a pattern of transfers to take advantage of short-term market fluctuations or market inefficiencies; and/or

     (6) other activity, as determined by us, that creates an appearance, real or perceived, of Short-Term Trading.

Notwithstanding the administrative procedures above, there are limitations on the effectiveness of these procedures. Our ability to detect and/or deter Short-Term Trading is limited by operational systems and technological limitations. We cannot guarantee that we will detect and/or deter all Short-Term Trading. To the extent that we are unable to detect and/or deter Short-Term Trading, the Variable Portfolios may be negatively impacted as described above. Additionally, the Variable Portfolios may be harmed by transfer activity related to other insurance companies and/or retirement plans or other investors that invest in shares of the Underlying Fund. You should be aware that the design of our administrative procedures involves inherently subjective decisions, which we attempt to make in a fair and reasonable manner consistent with the interests of all owners of this contract. We do not enter into agreements with contract owners whereby we permit or intentionally disregard Short-Term Trading.

The Standard and Accelerated U.S. Mail Policies are applied uniformly and consistently to contract owners utilizing third party trading services/strategies performing asset allocation services for a number of contract owners at the same time. You should be aware that such third party trading services may engage in transfer activities that can also be detrimental to the Variable Portfolios. These transfer activities may not be intended to take advantage of short-term price fluctuations or price inefficiencies. However, such activities can create the same or similar risks to Short-Term Trading and negatively impact the Variable Portfolios as described above.

Omnibus group contracts may invest in the same Underlying Funds available in your contract but on an aggregate, not individual basis. Thus, we have limited ability to detect Short-Term Trading in omnibus group contracts and the Standard U.S. Mail Policy does not apply to these contracts. Our inability to detect Short-Term Trading may negatively impact the Variable Portfolios as described above.

WE RESERVE THE RIGHT TO MODIFY THE POLICIES AND PROCEDURES DESCRIBED IN THIS SECTION AT ANY TIME. To the extent that we exercise this reservation of rights, we will do so uniformly and consistently unless we disclose otherwise.

For information regarding transfers during the Income Phase, SEE INCOME OPTIONS BELOW.

AUTOMATIC ASSET REBALANCING PROGRAM

Market fluctuations may cause the percentage of your investment in the Variable Portfolios to differ from your original allocations. Under the Automatic Asset Rebalancing program, your investments in the Variable Portfolios are periodically rebalanced to return your allocations to the percentages given at your last instruction for no additional charge. Automatic Asset Rebalancing typically involves shifting a portion of your money out of a Variable Portfolio with a higher return into a Variable Portfolio with a lower return. At your request, rebalancing occurs on a quarterly, semiannual or annual basis. Transfers resulting from your participation in this program are not counted against the number of free transfers per contract year.

     EXAMPLE OF AUTOMATIC ASSET REBALANCING PROGRAM:

     Assume that you want your initial Purchase Payment split between two Variable Portfolios. You want 50% in a bond Variable Portfolio and 50% in a stock Variable Portfolio. Over the next calendar quarter, the bond market does very well while the stock market performs poorly. At the end of the calendar quarter, the bond Variable Portfolio now represents 60% of your holdings because it has increased in value and the growth

     Variable Portfolio represents 40% of your holdings. If you chose quarterly rebalancing, on the last day of that quarter, we would sell some of your Accumulation Units in the bond Variable Portfolio to bring its holdings back to 50% and use the money to buy more Accumulation Units in the stock Variable Portfolio to increase those holdings to 50%.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE AUTOMATIC ASSET REBALANCING PROGRAM AT ANY TIME.

RETURN PLUS PROGRAM

The Return Plus program, available only if we are offering multi-year Fixed Accounts, allows you to invest in one or more Variable Portfolios without directly putting your Purchase Payment at risk. The program, available for no additional charge, accomplishes this by allocating your investment strategically between the Fixed Accounts and Variable Portfolios. You decide how much you want to invest and approximately when you want a return of Purchase Payments. We calculate how much of your Purchase Payment to allocate to the particular Fixed Account to ensure that it grows to an amount equal to your total Purchase Payment invested under this program. We invest the rest of your Purchase Payment in the Variable Portfolio(s) according to your allocation instructions.

     EXAMPLE OF RETURN PLUS PROGRAM:

     Assume that you want to allocate a portion of your initial Purchase Payment of $100,000 to a multi-year Fixed Account. You want the amount allocated to the multi-year Fixed Account to grow to $100,000 in 3 years. If the 3-year Fixed Account is offering a 4% interest rate, Return Plus will allocate $88,900 to the 3-year Fixed Account to ensure that this amount will grow to $100,000 at the end of the 3-year period. The remaining $11,100 may be allocated among the Variable Portfolios according to your allocation instructions.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE RETURN PLUS PROGRAM AT ANY TIME.

VOTING RIGHTS

The Company is the legal owner of the Trusts' shares. However, when an Underlying Fund solicits proxies in conjunction with a shareholder vote, we must obtain your instructions on how to vote those shares. We vote all of the shares we own in proportion to your instructions. This includes any shares we own on our own behalf. Should we determine that we are no longer required to comply with these rules, we will vote the shares in our own right.

SUBSTITUTION, ADDITION OR DELETION OF VARIABLE PORTFOLIOS

We may, subject to any applicable law, make certain changes to the Variable Portfolios offered in your contract. We may offer new Variable Portfolios or stop offering existing Variable Portfolios. New Variable Portfolios may be made available to existing contract owners and Variable Portfolios may be closed to new or subsequent Purchase Payments, transfers or allocations. In addition, we may also liquidate the shares of any Variable Portfolio, substitute the shares of one Underlying Fund held by a Variable Portfolio for another and/or merge Variable Portfolio or cooperate in a merger of Underlying Funds. To the extent required by the Investment Company Act of 1940, we may be required to obtain SEC approval or your approval.

ACCESS TO YOUR MONEY
--------------------------------------------------------------------------------

You can access money in your contract by making a partial withdrawal and/or by receiving annuity income payments during the Income Phase. See INCOME OPTIONS below. Any request for withdrawal will be priced as of the day it is received by us in good order if the request is received before Market Close. If the request for withdrawal is received after Market Close, the request will be priced as of the next business day.

Generally, we deduct a withdrawal charge applicable to any partial or total withdrawal before the end of the withdrawal charge period. If you made a total withdrawal, we also deduct premium taxes if applicable and a contract maintenance fee. If you elect MarketLock For Two, the annualized fee for the feature will increase after a withdrawal is taken. SEE EXPENSES AND MARKETLOCK FOR TWO BELOW.

Under most circumstances, the partial withdrawal minimum is $1,000. We require that the value left in any Variable Portfolio or Fixed Accounts be at least $100, after the withdrawal and your total contract value must be at least $2,500. You must send a written withdrawal request. For withdrawals of $500,000 and more, you must submit a signature guarantee at the time of your request. Unless you provide us with different instructions, partial withdrawals will be made proportionately from each Variable Portfolio and the Fixed Account in which you are invested. IN THE EVENT THAT A PROPORTIONATE PARTIAL WITHDRAWAL WOULD CAUSE THE VALUE OF ANY VARIABLE PORTFOLIO OR FIXED ACCOUNT INVESTMENT TO BE LESS THAN $100, WE WILL CONTACT YOU TO OBTAIN ALTERNATE INSTRUCTIONS ON HOW TO STRUCTURE THE WITHDRAWAL.

Withdrawals made prior to age 59 1/2 may result in a 10% IRS penalty tax. SEE TAXES BELOW. Under certain Qualified plans, access to the money in your contract may be restricted.

We may be required to suspend or postpone the payment of a withdrawal for any period of time when: (1) the NYSE is closed (other than a customary weekend and holiday closings); (2) trading with the NYSE is restricted; (3) an emergency exists such that disposal of or determination of the value of shares of the Variable Portfolios is not reasonably practicable; (4) the SEC, by order, so permits for the protection of contract owners.

Additionally, we reserve the right to defer payments for a withdrawal from a Fixed Account for up to six months.

FREE WITHDRAWAL PROVISION

Your contract provides for a free withdrawal amount each year. A free withdrawal amount is the portion of your contract that we allow you to take out each year without being charged a withdrawal charge. HOWEVER, UPON A FUTURE TOTAL WITHDRAWAL OF YOUR CONTRACT, IF WITHDRAWAL CHARGES ARE STILL APPLICABLE, ANY PREVIOUS FREE WITHDRAWALS OF PURCHASE PAYMENTS WOULD BE SUBJECT TO A WITHDRAWAL CHARGE.

Purchase Payments in excess of your free withdrawal amount, that are withdrawn prior to the end of the withdrawal schedule, will result in payment of a withdrawal charge. The amount of the withdrawal charge and how it applies are discussed more fully in EXPENSES below. You should consider, before purchasing this contract, the effect this withdrawal charge will have on your investment if you need to withdraw more money than the free withdrawal amount. You should fully discuss this decision with your financial representative.

To determine your free withdrawal amount and your withdrawal charge, we refer to two special terms: "penalty free earnings" and the "total invested amount."

The penalty-free earnings amount is your contract value less your total invested amount. The total invested amount is the total of all Purchase Payments less portions of prior withdrawals that reduce your total invested amount as follows:

     - Free withdrawals in any year that were in excess of your penalty-free earnings and were based on the portion of the total invested amount that was no longer subject to withdrawal charges at the time of the withdrawal; and

     - Any prior withdrawals (including withdrawal charges applicable to those withdrawals) of the total invested amount on which you already paid a withdrawal charge.

When you make a withdrawal, we deduct it from penalty-free earnings first, then from the total invested amount on a first-in, first-out basis. This means that you can also access your Purchase Payments, which are no longer subject to a withdrawal charge before those Purchase Payments, which are still subject to the withdrawal charge.

During the first year after we issue your contract, your free withdrawal amount is the greater of:

     (1) your penalty-free earnings; or

     (2) if you are participating in the Systematic Withdrawal program, a total of 10% of your total invested amount.

After the first contract year, you can withdraw the greater of the following amounts each year:

     (1) your penalty-free earnings and any portion of your total invested amount no longer subject to a withdrawal charge; or

     (2) 10% of the portion of your total invested amount that has been in your contract for at least one year.

When you make a withdrawal, we return your contract value less any applicable fees and charges.

The withdrawal charge percentage is determined by the age of the Purchase Payment remaining in the contract at the time of the withdrawal. For the purpose of calculating the withdrawal charge, any prior free withdrawal is not subtracted from the total Purchase Payments still subject to withdrawal charges.

For example, you make an initial Purchase Payment of $100,000. For purposes of this example we will assume a 0% growth rate over the life of the contract and no subsequent Purchase Payments. In contract year 2, you take out your maximum free withdrawal of $10,000. After that free withdrawal your contract value is $90,000. In the 4th contract year, you request a total withdrawal of your contract. We will apply the following calculation:

A-(B x C)=D, where:

     A=Your contract value at the time of your request for withdrawal ($90,000)

     B=The amount of your Purchase Payments still subject to withdrawal charge
       ($100,000)

     C=The withdrawal charge percentage applicable to the age of each Purchase
       Payment (assuming 5% is the applicable percentage) [B X C=$5,000]

     D=Your full contract value ($85,000) available for total withdrawal

SYSTEMATIC WITHDRAWAL PROGRAM

During the Accumulation Phase, you may elect to receive periodic withdrawals under the Systematic Withdrawal program for no additional charge. Under the program, you may choose to take monthly, quarterly, semi-annual or annual payments from your contract. Electronic transfer of these withdrawals to your bank account is also available. The minimum amount of each withdrawal is $100. There must be at least $2,500 remaining in your contract at all times. Withdrawals may be taxable and a 10% federal penalty tax may apply if you are under age 59 1/2. A withdrawal charge may apply.

The Systematic Withdrawal program is not available to everyone. Please check with our Annuity Service Center which can provide the necessary enrollment forms.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE SYSTEMATIC WITHDRAWAL PROGRAM AT ANY TIME.

MINIMUM CONTRACT VALUE

Where permitted by state law, we may terminate your contract if your contract value is less than $2,500 as a result of withdrawals and/or fees and charges. We will provide you with sixty days written notice that your contract is being terminated. At the end of the notice period, we will distribute the contract's remaining value to you.

NURSING HOME WAIVER

If you are confined to a nursing home for 60 days or longer, we may waive the withdrawal charge on certain withdrawals prior to the Annuity Date. The waiver applies only to withdrawals made while you are in a nursing home or within 90 days after you leave the nursing home. You cannot use this waiver during the first 90 days after your contract is issued. In addition, the confinement period for which you seek the waiver must begin after you purchase your contract. We will only waive the withdrawal charges on withdrawals or surrenders of contract value paid directly to the contract owner, and not to a third party or other financial services company.

In order to use this waiver, you must submit with your withdrawal request, the following documents: (1) a doctor's note recommending admittance to a nursing home; (2) an admittance form which shows the type of facility you entered; and
(3) a bill from the nursing home which shows that you met the 60-day confinement requirement.

QUALIFIED CONTRACT OWNERS

Certain Qualified plans restrict and/or prohibit your ability to withdraw money from your contract. SEE TAXES BELOW for a more detailed explanation.

OPTIONAL LIVING BENEFITS
--------------------------------------------------------------------------------

YOU MAY ELECT ONE OF THE OPTIONAL LIVING BENEFITS DESCRIBED BELOW. THESE FEATURES ARE DESIGNED TO PROTECT A PORTION OF YOUR INVESTMENT IN THE EVENT YOUR CONTRACT VALUE DECLINES DUE TO UNFAVORABLE INVESTMENT PERFORMANCE DURING THE ACCUMULATION PHASE AND BEFORE A DEATH BENEFIT IS PAYABLE. IN ADDITION, THESE FEATURES CAN PROVIDE A GUARANTEED INCOME STREAM AND OTHER BENEFITS. PLEASE SEE THE DESCRIPTIONS BELOW FOR DETAILED INFORMATION.

MARKETLOCK AND MARKETLOCK FOR TWO

What are MarketLock and MarketLock For Two?

MarketLock is an optional guaranteed minimum withdrawal benefit designed to help you create a guaranteed income stream for a specified period of time that may last as long as you live even if the entire value of your contract has been reduced to zero (the "Benefit"). MarketLock For Two is also a guaranteed minimum withdrawal benefit designed to help you create a guaranteed income stream for the life of two spousal joint owners or an owner and his/her spousal beneficiary. Thus, MarketLock and MarketLock For Two may offer protection in the event your contract value declines due to unfavorable investment performance, certain withdrawal activity, a longer than expected life span, or any combination of these factors.

Please note that these features and/or their components that permit lifetime withdrawals may not be available in your state or through the broker-dealer with which your financial representative is affiliated. Please check with your financial representative for availability and any additional restrictions. MarketLock and MarketLock For Two are described separately below.

The features do not guarantee a withdrawal of an income stream based on any Purchase Payments made after the second contract anniversary. The features only guarantee lifetime withdrawals in the manner described below. You may never need to rely on MarketLock or MarketLock For Two depending on your contract's market performance, your withdrawal activity, and your longevity.

WITHDRAWALS UNDER THE FEATURES ARE TREATED LIKE ANY OTHER WITHDRAWAL FOR THE PURPOSE OF CALCULATING TAXABLE INCOME AND REDUCING THE CONTRACT VALUE, FREE WITHDRAWAL AMOUNTS AND ALL OTHER BENEFITS, FEATURES AND CONDITIONS OF YOUR CONTRACT. PLEASE SEE ACCESS TO YOUR MONEY SECTION IN THE PROSPECTUS.

Any withdrawals taken may be subject to a 10% IRS tax penalty if you are under age 59 1/2 at the time of the withdrawal. For information about how the feature is treated for income tax purposes, you should consult a qualified tax advisor concerning your particular circumstances. If you take required minimum distributions and have elected this feature, your distributions must be set up on the automated minimum distribution withdrawal program administered by our Annuity Service Center. In addition, if you have a Qualified contract, tax law and the terms of the plan may restrict withdrawal amounts.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE MARKETLOCK AND/OR MARKETLOCK FOR TWO (IN THEIR ENTIRETY OR ANY COMPONENT) AT ANY TIME FOR PROSPECTIVELY ISSUED CONTRACTS.

MARKETLOCK

How and when can I elect MarketLock?

You may only elect MarketLock at the time of contract issue and if you are age 75 or younger on the contract issue date. If the contract is jointly owned, the maximum issue age is based on the age of the older owner. MarketLock cannot be elected if you elect any other optional living benefit.

How does MarketLock work?

MarketLock automatically locks in the highest contract Anniversary Value during the first 10 years (or 20 years if you extend the Maximum Anniversary Value ("MAV") Evaluation Period, as discussed below) and guarantees annual withdrawals based on this amount over the period that the Benefit is in effect. Additionally, you may take withdrawals over the lifetime of the owner as more fully described below. For jointly owned contracts, the older owner is the life upon which the lifetime guarantee applies. Accordingly, if the older contract owner were to die first, the surviving younger spousal owner is not eligible for lifetime withdrawals, but may elect to continue the contract and receive any remaining withdrawals under the feature as described below. MarketLock is designed for individuals or spousal joint owners. Thus, if a contract is owned by non-spousal joint owners and either owner dies, the full contract value must be paid within 5 years of death, after which time the contract terminates; the surviving owner may not receive the benefit of MarketLock.

The Benefit's components and value may vary depending on when the first withdrawal is taken, the age of the older owner at the time of the first withdrawal and the amount that is withdrawn. Your withdrawal activity determines the time period over which you are eligible to receive withdrawals. You will automatically be eligible to receive lifetime withdrawals if you begin withdrawals on or after your 65th birthday and your withdrawals do not exceed the 5% Maximum Annual Withdrawal Percentage in any Benefit Year. You may begin taking withdrawals under the Benefit immediately following the contract issue date. See the MARKETLOCK SUMMARY TABLE below.

The table below is a summary of the MarketLock feature and applicable components of the Benefit. "Benefit Year Anniversary" refers to each one-year period beginning on the contract issue date and ending on the day before the contract anniversary date. The term "Extension" refers to your ability to extend the MAV Evaluation Period beyond the first 10 years of your contract. Please see "Can I extend the MAV Evaluation Period beyond 10 years?" below.

MARKETLOCK SUMMARY TABLE:

------------------------------------------------------------------------------
                              MAXIMUM           INITIAL           MAXIMUM
                               ANNUAL           MINIMUM            ANNUAL
                             WITHDRAWAL        WITHDRAWAL        WITHDRAWAL
                            PERCENTAGE*       PERIOD PRIOR     PERCENTAGE IF
                            PRIOR TO ANY         TO ANY         EXTENSION IS
TIME OF FIRST WITHDRAWAL     EXTENSION         EXTENSION          ELECTED
------------------------------------------------------------------------------
 Before 5th Benefit Year         5%             20 years             5%
   anniversary
------------------------------------------------------------------------------
 On or after 5th Benefit         7%          14.28 years**           7%
   Year anniversary
------------------------------------------------------------------------------
 On or after 10th               10%             10 years             7%
   Benefit Year
   anniversary
------------------------------------------------------------------------------
 On or after 20th               10%             10 years            10%
   Benefit Year
   anniversary
------------------------------------------------------------------------------
 On or after the older           5%           Life of the            5%
   contract owner's 65th                     older contract
   birthday***                                   owner
------------------------------------------------------------------------------

* If you are taking required minimum distributions ("RMD") from the contract, and the portion of the RMD amount based on this contract only, is greater than the Maximum Annual Withdrawal Amount, that portion of the withdrawal will not be treated as an excess withdrawal. Any portion of an RMD withdrawal that is based on amounts greater than this contract alone will be considered an excess withdrawal. This will result in cancellation of the lifetime withdrawals and may further reduce your Maximum Annual Withdrawal Amount, MAV Benefit Base, and remaining Minimum Withdrawal Period. See "How are the components for MarketLock Calculated?" below.

** The fractional year indicates that the final withdrawal of the remaining Benefit Base, which will be less than your Maximum Annual Withdrawal Amount, may be taken at any time during the final year of the Minimum Withdrawal Period.

*** Lifetime withdrawals are available so long as your first withdrawal is taken on or after age 65 and withdrawals do not exceed the 5% Maximum Annual Withdrawal Percentage indicated above. If withdrawals exceed the 5% Maximum Annual Withdrawal Percentage in any Benefit Year (other than for RMD amounts for this contract that are greater than the Maximum Annual Withdrawal Amount), lifetime withdrawals are no longer available. Instead, available withdrawals are automatically recalculated with respect to the Minimum Withdrawal Period and Maximum Annual Withdrawal Percentage listed in the table above, based on the time of first withdrawal and reduced for withdrawals already taken. For the purposes of complying with the Maximum Annual Withdrawal Percentage, the amount of the withdrawal would include any charges applicable to the withdrawal.

FURTHER EFFECTS OF WITHDRAWALS ON THE BENEFIT COMPONENTS ARE DESCRIBED BELOW IN "WHAT ARE THE EFFECTS OF WITHDRAWALS ON MARKETLOCK?"

In order to determine the Benefit's value, we calculate each of the components as described below.

How are the components for MarketLock calculated?

FIRST, we determine the ELIGIBLE PURCHASE PAYMENTS, which include the amount of Purchase Payments received during the first two years after your contract issue date, adjusted for any withdrawals during that period. Any Purchase Payments we receive more than two years after your contract issue date are considered INELIGIBLE PURCHASE PAYMENTS. The calculation of Eligible Purchase Payments does not include any spousal continuation contributions. SEE SPOUSAL CONTINUATION IN THE PROSPECTUS. Eligible Purchase Payments are limited to $1 million without our prior approval.

SECOND, we consider the MAV EVALUATION PERIOD, which begins on your contract issue date and ends on your 10th contract anniversary. On the expiration of the MAV Evaluation Period, you may contact us to extend the MAV Evaluation Period for an additional period as discussed further below.

THIRD, we determine the ANNIVERSARY VALUE which equals the value of your contract on any contract anniversary during the MAV Evaluation Period minus any Ineligible Purchase Payments.

FOURTH, we determine the MAV BENEFIT BASE. Initially, the MAV Benefit Base equals the first Eligible Purchase Payment. Thereafter, the MAV Benefit Base is increased each time subsequent Eligible Purchase Payments are made, and adjusted each time any withdrawals of contract value are taken. Please see "What are the effects of withdrawals on MarketLock?" below. On each contract anniversary throughout the MAV Evaluation Period, the MAV Benefit Base automatically adjusts upwards if the current Anniversary Value is greater than both the current MAV Benefit Base and any previous year's Anniversary Value. Other than adjustments made for withdrawals, the MAV Benefit Base will only be adjusted upwards, and subsequent lower Anniversary Values through the MAV Evaluation Period will not result in a lower MAV Benefit Base.

FIFTH, we determine the MAXIMUM ANNUAL WITHDRAWAL AMOUNT, which represents the maximum amount that may be withdrawn each Benefit Year and is an amount calculated as a percentage of the MAV Benefit Base. The applicable Maximum Annual Withdrawal Percentage is determined based on the Benefit Year when you take your first withdrawal or whether you are taking lifetime withdrawals. Applicable percentages are shown in the MarketLock Summary table above. If the MAV Benefit Base is increased to the current Anniversary Value, the Maximum Annual Withdrawal Amount is recalculated on that contract anniversary using the applicable Maximum Annual Withdrawal Percentage multiplied by the new MAV Benefit Base. If the MAV Benefit Base is increased for Eligible Purchase Payments, the Maximum Annual Withdrawal Amount will be recalculated by multiplying the new MAV Benefit Base by the applicable Maximum Annual Withdrawal Percentage.

FINALLY, we determine the MINIMUM WITHDRAWAL PERIOD, which is the minimum period over which you may take withdrawals under the feature. The initial Minimum Withdrawal Period is calculated when withdrawals under the Benefit begin and is recalculated when the MAV Benefit Base is adjusted to a higher Anniversary Value by dividing the MAV Benefit Base by the Maximum Annual Withdrawal Amount. Please see the MarketLock Summary table above for initial Minimum Withdrawal Periods. The Minimum Withdrawal Periods will be reduced due to Excess Withdrawals.

FURTHER EFFECTS OF WITHDRAWALS ON THE ABOVE COMPONENTS ARE DESCRIBED BELOW IN THE SECTION ENTITLED "WHAT ARE THE EFFECTS OF WITHDRAWALS ON MARKETLOCK?"

What is the fee for MarketLock?

The annualized fee for MarketLock is calculated as 0.65% of the MAV Benefit Base for all years in which the feature is in effect. You should keep in mind that an increase in the MAV Benefit Base due to an adjustment to a higher Anniversary Value or due to subsequent Eligible Purchase Payments will result in an increase to the dollar amount of the fee. Alternatively, a decrease in MAV Benefit Base due to withdrawals will decrease the dollar amount of the fee. The fee will be calculated and deducted quarterly from your contract value, starting on the first quarter following your contract issue date and ending upon termination of the Benefit. If your contract value and/or MAV Benefit Base falls to zero before the feature has been terminated, the fee will no longer be deducted. However, if the MAV Benefit Base is adjusted upwards at a later date because the current anniversary value is greater than both the current and any previous anniversary values, the calculation and deduction of the fee will resume. We will not assess the quarterly fee if you surrender or annuitize your contract before the end of a contract quarter.

What are the effects of withdrawals on MarketLock?

The Maximum Annual Withdrawal Amount, MAV Benefit Base and Minimum Withdrawal Period may change over time as a result of the timing and amounts of withdrawals.

If you elect to begin withdrawals prior to your 65th birthday (if jointly owned, prior to the 65th birthday of the older owner), you will not be eligible to receive lifetime withdrawals. If you begin withdrawals on or after your 65th birthday (older owner's 65th birthday if jointly owned) and wish to receive lifetime withdrawals, the Maximum Annual Withdrawal Amount is calculated as 5% of the MAV Benefit Base. If the amount of withdrawals, at any time, exceeds 5% of the MAV Benefit Base in a Benefit Year, you will not receive lifetime withdrawals. However, you can continue to receive withdrawals over the Minimum Withdrawal Period in amounts up to the Maximum Annual Withdrawal Amount as described in the MarketLock Summary table and under "How are the components for MarketLock calculated?" above, based on when you made your first withdrawal and adjusted for withdrawals already taken.

Total withdrawals in any Benefit Year equal to or less than the Maximum Annual Withdrawal Amount reduce the MAV Benefit Base by the amount of the withdrawal. Withdrawals in excess of the Maximum Annual Withdrawal Amount are considered Excess Withdrawals. We define Excess Withdrawals as either: 1) any portion of a withdrawal that causes the total withdrawals in a benefit year to exceed the Maximum Annual Withdrawal Amount; or 2) any withdrawal in a Benefit Year taken after the Maximum Annual Withdrawal Amount has been withdrawn. Excess withdrawals will reduce the MAV Benefit Base by the greater of: (a) the amount of the Excess Withdrawal; or (b) the relative size of the Excess Withdrawal in relation to the contract value prior to the Excess Withdrawal. This means that if contract value is less than the MAV Benefit Base, withdrawals greater than the Maximum Annual Withdrawal Amount will result in a proportionately greater reduction of the MAV Benefit Base (as described below), which will be more than the amount of the withdrawal itself. This will also reduce your Maximum Annual Withdrawal Amount.

The impact of withdrawals and the effect on each component of MarketLock are further explained below:

     MAV BENEFIT BASE: Withdrawals reduce the MAV Benefit Base as follows:

        (1) If the withdrawal does not cause total withdrawals in the Benefit Year to exceed the Maximum Annual Withdrawal Amount, the MAV Benefit Base will be reduced by the amount of the withdrawal;

        (2) Excess withdrawals as described above reduce the MAV Benefit Base as follows: If total withdrawals during the Benefit Year, including the current withdrawal, exceed the Maximum Annual Withdrawal Amount, the MAV Benefit Base is reduced to the lesser of (a) or (b), where:

          (a) is the MAV Benefit Base immediately prior to the withdrawal minus the amount of the withdrawal, or;

          (b) is the MAV Benefit Base immediately prior to the withdrawal reduced in the same proportion by which the contract value is reduced by the amount of the withdrawal.

MAXIMUM ANNUAL WITHDRAWAL AMOUNT: If the sum of withdrawals in a Benefit Year does not exceed the Maximum Annual Withdrawal Amount for that Benefit Year, the Maximum Annual Withdrawal Amount will not change for the next Benefit Year unless your MAV Benefit Base is adjusted upward (as described above under "How are the components for MarketLock calculated?"). If total withdrawals in a Benefit Year exceed the Maximum Annual Withdrawal Amount, the Maximum Annual Withdrawal Amount will be recalculated on the next contract anniversary. The new Maximum Annual Withdrawal Amount will equal the new MAV Benefit Base after any withdrawals on that contract anniversary, divided by the new Minimum Withdrawal Period on that contract anniversary. On that contract anniversary, the new Maximum Annual Withdrawal Amount may be lower than your previous Maximum Annual Withdrawal Amount.

MINIMUM WITHDRAWAL PERIOD: On each contract anniversary, a new Minimum Withdrawal Period is calculated as shown in the chart below.

-------------------------------------------------------------------------------------------------------------
             THE AMOUNT WITHDRAWN
              IN A BENEFIT YEAR                              EFFECT ON MINIMUM WITHDRAWAL PERIOD
-------------------------------------------------------------------------------------------------------------
  Amounts up to the Maximum Annual Withdrawal    New Minimum Withdrawal Period = the MAV Benefit Base after
  Amount                                         withdrawals, divided by the current Maximum Annual
                                                 Withdrawal Amount
-------------------------------------------------------------------------------------------------------------
  Amounts in excess of the Maximum Annual        New Minimum Withdrawal Period = the Minimum Withdrawal
  Withdrawal Amount                              Period as of the prior contract anniversary minus one year
-------------------------------------------------------------------------------------------------------------

THE OPTIONAL LIVING BENEFITS EXAMPLES APPENDIX PROVIDES EXAMPLES OF THE EFFECTS OF WITHDRAWALS.

What happens if my contract value is reduced to zero with MarketLock?

If the contract value is zero but the MAV Benefit Base is greater than zero, a Benefit remains payable under the feature until the MAV Benefit Base is zero. Further, if you are eligible to take lifetime withdrawals, a Benefit is still payable even if the contract value and MAV Benefit Base both equal zero. However, the contract's other benefits, will be terminated once the contract value equals zero. You may not make subsequent Purchase Payments or transfers and no death benefit or future annuitization payments are available. Therefore, during times of unfavorable investment performance, withdrawals taken under the Benefit may reduce the contract value to zero eliminating any other benefits of the contract.

When the contract value equals zero, to receive any remaining Benefit, you must select one of the following income options:

     1. The current Maximum Annual Withdrawal Amount, paid equally on a quarterly, semi-annual or annual frequency as selected by you until either: (a) the time at which the Minimum Withdrawal Period equals zero, or (b) if receiving 5% lifetime withdrawals, the date of death of the older contract owner; or

     2. Lump sum distribution of the discounted present value as determined by us, of the total remaining guaranteed withdrawals; or

     3. Any payment option mutually agreeable between you and us.

Can I extend the MAV Evaluation Period beyond 10 years?

Yes. As long as the Benefit is still in effect and the older owner is age 85 or younger at the time you elect the extension, you may elect to extend the MAV Evaluation Period. We guarantee that you will be given the opportunity to extend the MAV Evaluation Period under these conditions for at least one additional evaluation period of 10 years. IN ORDER TO EXTEND THE MAV EVALUATION PERIOD, YOU MUST CONTACT US NO LATER THAN 60 DAYS AFTER THE END OF THE MAV EVALUATION PERIOD. If you elect to extend the MAV Evaluation Period, the MAV Benefit Base can continue to be adjusted upward as described above on each anniversary during the new MAV Evaluation Period. See "How are the Components of MarketLock calculated?" Also, if you extend the MAV Evaluation Period, you should note that the components of the feature, such as the fee and Maximum Annual Withdrawal Percentage, may change to those in effect at the time you elect to extend, which may be different from the components when you initially elected the feature. Additional MAV Evaluation Periods may be offered at our sole discretion.

If you do not contact us to extend the MAV Evaluation Period, the MAV Benefit Base will no longer be adjusted on subsequent contract anniversaries. However, you can continue to take the Maximum Annual Withdrawal Amount in effect at the end of the last MAV Evaluation Period, subject to adjustments for withdrawals. You will continue to pay the fee at the rate that was in effect during the last MAV Evaluation Period and you will not be permitted to extend the MAV Evaluation Period in the future.

What happens to MarketLock upon a spousal continuation?

A Continuing Spouse may elect to continue or cancel the feature and its accompanying fee. The components of the feature will not change as a result of a spousal continuation. However, lifetime withdrawals will cease upon death of the older owner. A younger continuing spouse can elect to receive withdrawals in accordance with the provisions of the MarketLock Summary Table above based on when the first withdrawal was taken and adjusted for any withdrawals already taken. In the event of the death of the younger spouse, the older spousal beneficiary may continue to receive lifetime withdrawals because they are based on the older owner's life. If the contract owner elected MarketLock and dies during the MAV Evaluation Period and the spousal beneficiary continues the Benefit, we will continue to re-evaluate the MAV Benefit Base on each contract anniversary during the MAV Evaluation Period, and any continuation contribution is included in Anniversary Values. SEE SPOUSAL CONTINUATION BELOW. Additionally, the Continuing Spouse may extend the MAV Evaluation Period an additional period of 10 years provided that (i) the original owner did not previously extend the MAV Evaluation Period and (ii) the Continuing Spouse is age 85 or younger at the time they extend the MAV Evaluation Period. Continuation contributions are not considered to be Eligible Purchase Payments.

Can my non-spousal Beneficiary elect to receive any remaining withdrawals under MarketLock upon my death?

Upon the death of the older contract owner, lifetime withdrawals will no longer be available. If the contract value is greater than zero when the owner dies, a non-spousal Beneficiary must make a death claim under the contract provisions, which terminates MarketLock. If the contract value is zero when the owner dies, meaning that no death benefit is payable, but the Minimum Withdrawal Period remaining is greater than zero, a non-spousal Beneficiary may elect to continue receiving any remaining withdrawals under the feature. The other components of the feature will not change. However, the contract and its other benefits will be terminated. SEE DEATH BENEFITS BELOW.

What happens to MarketLock upon the Latest Annuity Date?

If there is remaining contract value and the MAV Benefit Base is greater than zero on the Latest Annuity Date, you must select one of the following options:

     1. Annuitize the contract value under the contract's annuity provisions; or

     2. If eligible for lifetime withdrawals, even if the MAV Benefit Base equals zero, elect to receive the current Maximum Annual Withdrawal Amount on the Latest Annuity Date, paid equally on a quarterly, semi-annual or annual frequency as selected by you, until your death; or

     3. Elect to receive your remaining MAV Benefit Base on the Latest Annuity Date paid over the Minimum Withdrawal Period with payments equal to the current Maximum Annual Withdrawal Amount. If withdrawals have not started, your Maximum Annual Withdrawal Amount and Minimum Withdrawal Period will be calculated based on the applicable Maximum Annual Withdrawal Percentage; or

     4. Any payment option mutually agreeable between you and us.

Upon election of any of the above options, the Accumulation Phase of your contract ends and the Income Phase begins. Therefore, if electing Income Payments for the life of the Annuitant, upon death, no benefit remains and the contract and its features will terminate.

Can MarketLock be cancelled?

MarketLock may be cancelled on the 5th contract anniversary, the 10th contract anniversary, or any contract anniversary thereafter. Once MarketLock is cancelled, you will no longer be charged a fee and the guarantees under the Benefit are terminated. You may not re-elect MarketLock after cancellation.

Are there circumstances under which MarketLock will automatically terminate?

The feature automatically terminates upon the occurrence of one of the following:

     1. The Minimum Withdrawal Period has been reduced to zero unless conditions for lifetime withdrawals are met; or

     2. Annuitization of the contract; or

     3. Full surrender of the contract; or

     4. Death benefit is paid.

Lifetime withdrawals will not be available in the event of:

     1. An ownership change which results in a change of the older owner;* or

     2. Withdrawals prior to the 65th birthday of the older owner; or

     3. Death of the older owner; or

     4. A Spousal Continuation (upon the death of the older owner); or

     5. A withdrawal in excess of 5% of MAV Benefit Base.**

* If a change of ownership occurs from a natural person to a non-natural entity, the original natural older owner must also be the annuitant after the ownership change to prevent termination of lifetime withdrawals. A change of ownership from a non-natural entity to a natural person can only occur if the new natural owner was the original natural older annuitant in order to prevent termination of lifetime withdrawals. Any ownership change is contingent upon prior review and approval by the Company.

** If a required minimum distribution withdrawal for this contract exceeds the Maximum Annual Withdrawal Amount, the ability to receive lifetime withdrawals will not be terminated.

MARKETLOCK FOR TWO

When and how may I elect MarketLock For Two?

You may only elect MarketLock For Two at the time of contract issue and this feature cannot be elected if you elect any other optional living benefit, including MarketLock. To elect MarketLock For Two, you must purchase the contract with your spouse as joint owner or you must designate your spouse as the sole, primary beneficiary. For Non-qualified contracts, the younger owner/spousal beneficiary must be at least age 55 and no older than age 75. For Qualified contracts, the owner and the spousal beneficiary must be at least age 55 and the owner must be no older than age 75 at the time of contract issue.

How does MarketLock For Two work?

MarketLock For Two automatically locks-in the highest Anniversary Value during the first 10 years (or 20 years if you extend the MAV Evaluation Period, as discussed below) and guarantees annual withdrawals based on this amount over your lifetime and the lifetime of your spouse. You may begin taking withdrawals immediately following the contract issue date. The Maximum Annual Withdrawal Percentage represents the maximum percentage of your MAV Benefit Base used to calculate the Maximum Annual Withdrawal Amount that you may withdraw each year, and varies depending on the age of the younger spouse at the time of the first withdrawal.

MARKETLOCK FOR TWO SUMMARY TABLE:

--------------------------------------------------------------
                                           MAXIMUM
                                            ANNUAL
  AGE OF THE YOUNGER SPOUSE               WITHDRAWAL
 AT TIME OF FIRST WITHDRAWAL             PERCENTAGE*
--------------------------------------------------------------
 At least age 55 but prior to
         63rd Birthday                        4%
--------------------------------------------------------------
 At least age 63 but prior to
         76th Birthday                        5%
--------------------------------------------------------------
  On or after 76th birthday                   6%
--------------------------------------------------------------

* If you are taking required minimum distributions ("RMD") from the contract, and the portion of the RMD amount based on this contract is greater than the Maximum Annual Withdrawal Amount (defined below), that portion of the withdrawal will not be treated as an excess withdrawal. Any portion of an RMD withdrawal that is based on amounts other than this contract will be considered an Excess Withdrawal. Please see "What are the effects of withdrawals on MarketLock For Two?" below.

How are the components for MarketLock For Two calculated?

FIRST, we determine the ELIGIBLE PURCHASE PAYMENTS, which include the amount of Purchase Payments received during the first two years after your contract issue date. Any Purchase Payments we receive more than two years after your contract issue date are considered INELIGIBLE PURCHASE PAYMENTS. The calculation of Eligible Purchase Payments does not include any spousal continuation contributions. (See the Spousal Continuation section in the prospectus.)Eligible Purchase Payments are limited to $1 million without our prior approval.

SECOND, we consider the MAV EVALUATION PERIOD, which begins on your contract issue date and ends on your 10th contract anniversary. On the expiration of the MAV Evaluation Period, you may contact us to extend the MAV Evaluation Period for an additional period as discussed further below.

THIRD, we determine the ANNIVERSARY VALUE which equals the value of your contract on any contract anniversary during the MAV Evaluation Period minus any Ineligible Purchase Payments.

FOURTH, we determine the MAV BENEFIT BASE. Initially, the MAV Benefit Base is equal to the first Eligible Purchase Payment. Thereafter, the MAV Benefit Base is increased each time subsequent Eligible Purchase Payments are made, and adjusted each time any Excess Withdrawals are taken. Please see "What are the effects of withdrawals on MarketLock For Two?" below. On each contract anniversary throughout the MAV Evaluation Period, the MAV Benefit Base automatically adjusts upwards if the current Anniversary Value is greater than both the current MAV Benefit Base and any previous year's Anniversary Value. Other than adjustments made for excess withdrawals, the MAV Benefit Base will only be adjusted upwards, and subsequent lower Anniversary Values through the MAV Evaluation Period will not result in a lower MAV Benefit Base.

FINALLY, we determine the MAXIMUM ANNUAL WITHDRAWAL AMOUNT, which represents the maximum amount that may be withdrawn each Benefit Year and is an amount calculated by multiplying the current MAV Benefit Base by the applicable Maximum Annual Withdrawal Percentage. The applicable Maximum Annual Withdrawal Percentage is determined based on the younger spouse's age when you take your first withdrawal. Applicable percentages are shown in the MarketLock For Two Summary table above. If the MAV Benefit Base is increased to the current Anniversary Value, the Maximum Annual Withdrawal Amount is recalculated on that contract anniversary by multiplying the new MAV Benefit Base by the applicable Maximum Annual Withdrawal Percentage multiplied by the new MAV Benefit Base. If the MAV Benefit Base is increased for any Eligible Purchase Payments, the Maximum Annual Withdrawal Amount will be recalculated upon receipt of each Eligible Purchase Payments by multiplying the new MAV Benefit Base by the applicable Maximum Annual Withdrawal Percentage.

What is the fee for MarketLock For Two?

The annualized fee for MarketLock For Two for all years in which the feature is in effect, is calculated as 0.40% of the MAV Benefit Base prior to any withdrawal being taken and 0.80% of the MAV Benefit Base after the first withdrawal is taken.

You should keep in mind that an increase in the MAV Benefit Base due to an adjustment to a higher Anniversary Value or due to subsequent Eligible Purchase Payments will result in an increase to the dollar amount of the fee. The fee will be calculated and deducted quarterly from your contract value, starting on the first quarter following your contract issue date and ending upon termination of the Benefit. The 0.80% fee applicable after the first withdrawal is assessed at the end of the quarter in which the withdrawal is taken. If your contract value and/or MAV Benefit Base falls to zero before the feature has been terminated, the fee will no longer be deducted. However, if the MAV Benefit Base is adjusted upwards at a later date because the current anniversary value is greater than both the current and any previous anniversary values, the calculation and deduction of the fee will resume. We will not assess the quarterly fee if you surrender or annuitize your contract before the end of a contract quarter.

What are the effects of withdrawals on MarketLock For Two?

The Maximum Annual Withdrawal Amount and the MAV Benefit Base may change over time as a result of the timing and amounts of withdrawals.

Any withdrawals in a Benefit Year that in total are less than or equal to the Maximum Annual Withdrawal Amount, do not reduce the MAV Benefit Base. We define Excess Withdrawals as either: 1) any portion of a withdrawal that causes the total withdrawals in a benefit year to exceed the Maximum Annual Withdrawal Amount; or 2) any withdrawal in a Benefit Year taken after the Maximum Annual Withdrawal Amount has been withdrawn. Excess Withdrawals will reduce the MAV Benefit Base in the same proportion by which the contract value is reduced by the Excess Withdrawal. Excess Withdrawals also result in a reduction to your Maximum Annual Withdrawal Amount because it is recalculated after each Excess Withdrawal by multiplying the reduced MAV Benefit Base by the existing Maximum Annual Withdrawal Percentage. In addition, if in any year an Excess Withdrawal reduces the contract value to zero, MarketLock For Two is terminated and you will not continue to receive withdrawals over your and your spouse's lifetime.

The impact of withdrawals and the effect on each component of MarketLock For Two are further explained below:

     MAV BENEFIT BASE: If the sum of withdrawals in any Benefit Year does not exceed the Maximum Annual Withdrawal Amount, the MAV Benefit Base is not reduced for those withdrawals. Excess Withdrawals as described above reduce the MAV Benefit Base as follows:

     For each Excess Withdrawal taken, the MAV Benefit Base is reduced in the same proportion by which the contract value is reduced by each Excess Withdrawal.

     MAXIMUM ANNUAL WITHDRAWAL AMOUNT: The Maximum Annual Withdrawal Amount is recalculated each time there is a change in the MAV Benefit Base. Accordingly, if the sum of withdrawals in any Benefit Year does not exceed the Maximum Annual Withdrawal Amount for that year, the Maximum Annual Withdrawal Amount will not change for the next year unless your MAV Benefit Base is adjusted upward (as described above under "How are the components for MarketLock For Two Calculated?"). If you take an Excess Withdrawal, the Maximum Annual Withdrawal Amount will be recalculated by multiplying the reduced MAV Benefit Base by the existing Maximum Annual Withdrawal Percentage. This newly recalculated Maximum Annual Withdrawal Amount will be available beginning on the next contract anniversary and may be lower than your previous Maximum Annual Withdrawal Amount For Two.

THE OPTIONAL LIVING BENEFITS EXAMPLES APPENDIX PROVIDES EXAMPLES OF THE EFFECTS OF WITHDRAWALS.

What happens if the contract value is reduced to zero?

If the contract value is zero but the MAV Benefit Base is greater than zero, a Benefit remains payable over your lifetime and the lifetime of your spouse. However, if at the time an Excess Withdrawal is taken, your contract value is reduced to zero, no Benefit remains.

The contract's other benefits will be terminated once the contract value equals zero. You may not make subsequent Purchase Payments or transfers and no death benefit or future annuity payments are available. Therefore, during times of unfavorable investment performance, withdrawals taken under the benefit may reduce the contract value to zero eliminating any other benefits of the contract.

Except as described above, when the contract value equals zero, to receive any remaining benefit, you may select one of the following income options:

     1. The current Maximum Annual Withdrawal Amount, paid equally on a quarterly, semi-annual or annual frequency as selected by you until the date of death of the surviving spouse; or

     2. Lump sum distribution of the discounted present value as determined by us, of the total remaining guaranteed withdrawals; or

     3. Any payment option mutually agreeable between you and us.

If you do not select a payment option, the remaining Benefit will be paid as the current Maximum Annual Withdrawal Amount on a quarterly basis until the date of death of the surviving spouse.

Can I extend the MAV Evaluation Period beyond 10 years?

Yes. As long as the Benefit is still in effect and the younger spouse is age 85 or younger at the time you elect the extension, they may elect to extend the MAV Evaluation Period. We guarantee that you will be given the opportunity to extend the MAV Evaluation Period under these conditions for at least one additional evaluation period of 10 years. IN ORDER TO EXTEND THE MAV EVALUATION PERIOD, YOU MUST CONTACT US NO LATER THAN 60 DAYS AFTER THE END OF THE MAV EVALUATION PERIOD. If you elect to extend the MAV Evaluation Period, the MAV Benefit Base can continue to be adjusted upward as described above on each anniversary during the new MAV Evaluation Period. See "How are the components for MarketLock For Two calculated?" Also, if you extend the MAV Evaluation Period, you should note that the components of the feature, such as the fee, may change to those in effect at the time you elect to extend, which may be different from the components when you initially elected the feature. Additional MAV Evaluation Periods may be offered at our sole discretion.

If you do not contact us to extend the MAV Evaluation Period, the MAV Benefit Base will no longer be adjusted for market gains on subsequent contract anniversaries. However, you can continue to take the Maximum Annual Withdrawal Amount in effect at the end of the last MAV Evaluation Period, subject to adjustments for excess withdrawals. You will continue to pay the fee at the rate that was in effect during the last MAV Evaluation Period and you will not be permitted to extend the MAV Evaluation Period in the future.

What happens to MarketLock For Two upon a spousal continuation?

The components of the feature will not change as a result of a spousal continuation. A continuing spouse can elect to receive withdrawals in accordance with the provisions of the MarketLock For Two Summary Table above based on the age of the younger spouse when the first withdrawal was taken and based on the MAV Benefit Base at the time of spousal continuation. Alternatively, if contract value is greater than zero, a continuing spouse may make a death claim under the death provisions of the contract and terminate the contract and the MarketLock For Two feature.

If spousal continuation occurs during the MAV Evaluation Period, the continuing spouse will continue to receive any upward adjustments due to market gains to the MAV Benefit Base during the period and any spousal continuation contribution is included in the Anniversary Value. However, spousal continuation contributions are not considered to be Eligible Purchase Payments. In addition, the continuing spouse will be eligible to extend the MAV Evaluation Period upon the expiration of the initial period. (See "Can I extend the MAV Evaluation Period beyond 10 years?").

Can a non-spousal Beneficiary elect to receive any remaining benefits under MarketLock For Two upon the death of the second spouse?

No. Upon the death of both spouses, if the contract value is greater than zero, a non-spousal beneficiary must make an election under the death provisions of the contract, which terminates MarketLock For Two. SEE DEATH BENEFITS BELOW.

What happens to MarketLock For Two upon the Latest Annuity Date?

If there is remaining contract value and the MAV Benefit Base is greater than zero on the Latest Annuity Date, you must select one of the following options:

     1. Annuitize the contract value under the contract's annuity provisions; or

     2. Elect to receive the current Maximum Annual Withdrawal Amount on the Latest Annuity Date, paid equally on a quarterly, semi-annual or annual frequency as selected by you until the date of death of the surviving spouse, if eligible for lifetime withdrawals, even if the MAV Benefit Base is zero; or

     3. Any payment option mutually agreeable between you and us.

Upon election of items 1, 2, or 3 above, the Accumulation Phase of your contract ends and the Income Phase begins. Therefore, if electing Income Payments for the life of the Annuitant, upon death, no benefit remains and the contract and its features will terminate.

Can MarketLock For Two be cancelled?

MarketLock For Two may be cancelled on the 5th contract anniversary, the 10th contract anniversary, or any contract anniversary thereafter. Once MarketLock For Two is cancelled, you will no longer be charged a fee and the guarantees under the Benefit are terminated. You may not extend the MAV Evaluation Period and you may not re-elect MarketLock For Two after cancellation.

Are there circumstances under which MarketLock For Two will automatically terminate?

The feature automatically terminates upon the occurrence of one of the following:

     1. Annuitization of the contract; or

     2. Full surrender of the contract; or

     3. A death benefit is paid and the contract is not continued by the spouse; or

     4. Excess withdrawals that reduce the contract value to zero which then reduces the MAV Benefit Base to zero; or

     5. Death of surviving original spouse; or

     6. A change in ownership that involves the original owner(s) except as noted below and under "Are there circumstances under which guaranteed withdrawals over the lifetime of your spouse is terminated?"*

     * If a change of ownership occurs from a natural person to a non-natural entity, the original natural owner(s) must also be the annuitant(s) after the ownership change to prevent termination of MarketLock For Two. A change of ownership from a non-natural entity to a natural person can only occur if the new natural owner(s) was the original natural annuitant(s) in order to prevent termination of MarketLock For Two. Any ownership change is contingent upon prior review and approval by the Company.

Are there circumstances under which guaranteed withdrawals over the lifetime of your spouse is terminated?

Under any of the following circumstances, MarketLock For Two will provide a guarantee for your lifetime and not the lifetime of your spouse:

     1. One of the two original owners is removed from the contract; or

     2. The original spousal beneficiary is removed or replaced; or

     3. The original spousal joint owner or spousal beneficiary is removed or replaced upon divorce.

     4. The original spousal joint owners or spousal beneficiary are no longer married at the time of death of the first spouse.

Under these circumstances, the original remaining owner continues to pay the fee for MarketLock For Two and receives the Benefit for his/her lifetime only, or may choose to terminate the feature as described under "Can MarketLock For Two be cancelled?"

SEASONS INCOME REWARDS

What is Seasons Income Rewards?

Seasons Income Rewards is an optional guaranteed minimum withdrawal benefit designed to help you create a guaranteed income stream. You are guaranteed to receive withdrawals over a minimum number of years that in total equal at least Purchase Payments made in the first 90 days after contract issue as described below, adjusted for withdrawals during that period (the "Benefit"), even if the contract value falls to zero. Seasons Income

Rewards does not guarantee lifetime withdrawals but it may offer protection in the event your contract value declines due to unfavorable investment performance. If you are interested in a benefit that provides lifetime withdrawals PLEASE SEE MARKETLOCK AND MARKETLOCK FOR TWO ABOVE. Seasons Income Rewards has rules and restrictions that are discussed more fully below.

Seasons Income Rewards offers three options. These options provide, over a minimum number of years, a guaranteed minimum withdrawal amount equal to at least your Purchase Payments made in the first 90 days (adjusted for withdrawals) with an opportunity to receive a 10%, 20% or 50% step-up amount. If you take withdrawals prior to the Benefit Availability Date (as defined in the table below), you will receive either no step-up amount or a reduced step-up amount, depending on the option selected.

Each option and its components are described below. You should read each option carefully and discuss the feature with your financial representative before electing an option.

How and when can I elect Seasons Income Rewards?

You may only elect this feature at the time of contract issue. You may not change the option after election. Please refer to the Seasons Income Rewards Summary Table below for the age limitations associated with these features.

Generally, once you elect Seasons Income Rewards, it cannot be cancelled.

Seasons Income Rewards cannot be elected if you elect any other optional Living Benefit. Seasons Income Rewards may not be available in your state or through the broker-dealer with which your financial representative is affiliated. Please check with your financial representative for availability.

How is the Benefit for Seasons Income Rewards calculated?

In order to determine the Benefit's value, we calculate each of the components as described below. The Benefit's components and value may vary depending on the option you choose. The earliest date you may begin taking withdrawals under the Benefit is the BENEFIT AVAILABILITY DATE. Each one-year period beginning on the contract issue date and ending on the day before the contract anniversary date is considered a BENEFIT YEAR.

What are the three Seasons Income Rewards options?

The table below is a summary of the three Seasons Income Rewards options we are currently offering.

SEASONS INCOME REWARDS SUMMARY:

----------------------------------------------------------------------------------------------------------
                                                                                            MINIMUM
                                                                                           WITHDRAWAL
                                                                                            PERIOD*
                                                                                          (IF MAXIMUM
                                                                        MAXIMUM              ANNUAL
                                      BENEFIT                            ANNUAL            WITHDRAWAL
                  MAXIMUM           AVAILABILITY       STEP-UP         WITHDRAWAL         AMOUNT TAKEN
 OPTION         ELECTION AGE            DATE            AMOUNT       PERCENTAGE***         EACH YEAR)
----------------------------------------------------------------------------------------------------------
    1      Age 80 or younger on       3 years          10%* of           10% of             11 years
           the contract issue        following        Withdrawal       Withdrawal
           date                    contract issue    Benefit Base     Benefit Base
                                        date
----------------------------------------------------------------------------------------------------------
    2      Age 80 or younger on       5 years          20%* of           10% of             12 years
           the contract issue        following        Withdrawal       Withdrawal
           date                    contract issue    Benefit Base     Benefit Base
                                        date
----------------------------------------------------------------------------------------------------------
    3      Age 70 or younger on       10 years         50%** of          10% of             15 years
           the contract issue        following        Withdrawal       Withdrawal
           date                    contract issue    Benefit Base     Benefit Base
                                        date
----------------------------------------------------------------------------------------------------------

* If you elect Option 1 or 2 and take a withdrawal prior to the Benefit Availability Date, you will not receive a Step-Up Amount. The Minimum Withdrawal Period for Options 1 and 2 will be 10 years if you do not receive a Step-Up Amount.

** If you elect Option 3 and take a withdrawal prior to the Benefit Availability Date, you will receive a reduced Step-Up Amount of 30% of the Withdrawal Benefit Base. The Minimum Withdrawal Period will be 13 years if you receive a reduced Step-Up Amount.

*** For contract holders subject to annual required minimum distributions, the Maximum Annual Withdrawal Amount will be the greater of: (1) the amount indicated in the table above; or (2) the annual required minimum distribution amount associated with your contract value only. Required minimum distributions may reduce your Minimum Withdrawal Period. Please see IMPORTANT INFORMATION section below.

How are the components for Seasons Income Rewards calculated?

FIRST, we determine the ELIGIBLE PURCHASE PAYMENTS, which include the amount of Purchase Payments made to the contract during the first 90 days after your contract issue date, adjusted for any withdrawals before the Benefit Availability Date in the same proportion that the withdrawal reduced the contract value on the date of the withdrawal. The calculation of Eligible Purchase Payments does not include any payment enhancements and/or spousal continuation contributions. (See the Spousal Continuation section below.) Eligible Purchase Payments are limited to $1 million without our prior approval.

SECOND, we determine the WITHDRAWAL BENEFIT BASE. On the Benefit Availability Date, the Withdrawal Benefit Base equals the sum of all Eligible Purchase Payments.

THIRD, we determine the STEP-UP AMOUNT, if any, which is calculated as a specified percentage (listed in the Seasons Income Rewards Summary table above) of the Withdrawal Benefit Base on the Benefit Availability Date. If you elect Option 1 or 2, you will not receive a Step-Up Amount if you take any withdrawals prior to the Benefit Availability Date. If you elect Option 3, the Step-Amount will be reduced to 30% of the Withdrawal Benefit Base if you take any withdrawals prior to the Benefit Availability Date. The Step-Up Amount is not considered a Purchase Payment and cannot be used in calculating any other benefits, such as death benefits, contract values or annuitization value.

FOURTH, we determine the STEPPED-UP BENEFIT BASE, which is the total amount available for withdrawal under the feature and is used to calculate the minimum time period over which you may take withdrawals under the Seasons Income Rewards feature. The Stepped-Up Benefit Base equals the Withdrawal Benefit Base plus the Step-Up Amount, if any.

FIFTH, we determine the MAXIMUM ANNUAL WITHDRAWAL AMOUNT, which is a stated percentage (listed in the Seasons Income Rewards Summary table above) of the Withdrawal Benefit Base and represents the maximum amount of withdrawals that are available under this feature each Benefit Year after the Benefit Availability Date.

FINALLY, we determine the MINIMUM WITHDRAWAL PERIOD, which is the minimum period over which you may take withdrawals under the Seasons Income Rewards feature. The Minimum Withdrawal Period is calculated by dividing the Stepped-Up Benefit Base by the Maximum Annual Withdrawal Amount.

What is the fee for Seasons Income Rewards?

The annualized Seasons Income Rewards fee will be assessed as a percentage of the Withdrawal Benefit Base. The fee will be deducted quarterly from your contract value starting on the first quarter following the contract issue date and ending upon the termination of the feature. If your contract value falls to zero before the feature has been terminated, the fee will no longer be assessed. We will not assess the quarterly fee if you surrender or annuitize before the end of a quarter.

               ------------------------------------------------------------------
                      CONTRACT YEAR                         ANNUALIZED FEE
               ------------------------------------------------------------------
                        0-7 years                               0.65%
               ------------------------------------------------------------------
                        8-10 years                              0.45%
               ------------------------------------------------------------------
                           11+                                   None
               ------------------------------------------------------------------

What are the effects of withdrawals on Seasons Income Rewards?

The Benefit amount, Maximum Annual Withdrawal Amount and Minimum Withdrawal Period may change over time as a result of withdrawal activity. Withdrawals after the Benefit Availability Date equal to or less than the

Maximum Annual Withdrawal Amount generally reduce the Benefit by the amount of the withdrawal. Withdrawals in excess of the Maximum Annual Withdrawal Amount will reduce the Benefit in the same proportion that the contract value was reduced at the time of the withdrawal. This means if investment performance is down and contract value is reduced, withdrawals greater than the Maximum Annual Withdrawal Amount will result in a greater reduction of the Benefit. The impact of withdrawals and the effect on each component of Seasons Income Rewards are further explained through the calculations below:

     WITHDRAWAL BENEFIT BASE: Withdrawals prior to the Benefit Availability Date reduce the Withdrawal Benefit Base in the same proportion that the contract value was reduced at the time of the withdrawal. Withdrawals prior to the Benefit Availability Date also eliminate any Step-Up Amount for Options 1 and 2 and reduce the Step-Up Amount to 30% of the Withdrawal Benefit Base for Option 3.

     Withdrawals after the Benefit Availability Date will not reduce the Withdrawal Benefit Base until the sum of withdrawals after the Benefit Availability Date exceeds the Step-Up Amount. Thereafter, any withdrawal or portion of a withdrawal will reduce the Withdrawal Benefit Base as follows:
     (1) If the withdrawal does not cause total withdrawals in the Benefit Year to exceed the Maximum Annual Withdrawal Amount, the Withdrawal Benefit Base will be reduced by the amount of the withdrawal, or (2) If the withdrawal causes total withdrawals in the Benefit Year to exceed the Maximum Annual Withdrawal Amount, the Withdrawal Benefit Base is reduced to the lesser of
     (a) or (b), where:

        a. is the Withdrawal Benefit Base immediately prior to the withdrawal minus the amount of the withdrawal, or;

        b. is the Withdrawal Benefit Base immediately prior to the withdrawal reduced in the same proportion by which the contract value is reduced by the amount of the withdrawal.

     STEPPED-UP BENEFIT BASE: Since withdrawals prior to the Benefit Availability Date eliminate any Step-Up Amount for Options 1 and 2, the Stepped-Up Benefit Base will be equal to the Withdrawal Benefit Base if you take withdrawals prior to the Benefit Availability Date. For Option 3, if you take withdrawals prior to the Benefit Availability Date, the Stepped-Up Benefit Base will be equal to the Withdrawal Benefit Base plus the reduced Step-Up Amount which will be 30% of the Withdrawal Benefit Base, adjusted for such withdrawals.

     If you do not take withdrawals prior to the Benefit Availability Date, you will receive the entire Step-Up Amount and the Stepped-Up Benefit Base will equal the Withdrawal Benefit Base plus the Step-Up Amount.

     After the Benefit Availability Date, any withdrawal that does not cause total withdrawals in a Benefit Year to exceed the Maximum Annual Withdrawal Amount will reduce the Stepped-Up Benefit Base by the amount of the withdrawal. After the Benefit Availability Date, any withdrawal that causes total withdrawals in a Benefit Year to exceed the Maximum Annual Withdrawal Amount (in that Benefit Year) reduces the Stepped-Up Benefit Base to the lesser of (a) or (b), where:

        a. is the Stepped-Up Benefit Base immediately prior to the withdrawal minus the amount of the withdrawal, or;

        b. is the Stepped-Up Benefit Base immediately prior to the withdrawal reduced in the same proportion by which the contract value is reduced by the amount of the withdrawal.

     MAXIMUM ANNUAL WITHDRAWAL AMOUNT: If the sum of withdrawals in a Benefit Year does not exceed the Maximum Annual Withdrawal Amount for that Benefit Year, the Maximum Annual Withdrawal Amount does not change for the next Benefit Year. If total withdrawals in a Benefit Year exceed the Maximum Annual Withdrawal Amount, the Maximum Annual Withdrawal Amount will be recalculated at the start of the next Benefit Year. The new Maximum Annual Withdrawal Amount will equal the Stepped-Up Benefit Base on that Benefit Year anniversary divided by the Minimum Withdrawal Period on that Benefit Year anniversary. The new Maximum Annual Withdrawal Amount may be lower than your previous Maximum Annual Withdrawal Amounts.

     MINIMUM WITHDRAWAL PERIOD: After each withdrawal, a new Minimum Withdrawal Period is calculated. If total withdrawals in a Benefit Year are less than or equal to the current Maximum Annual Withdrawal

     Amount, the new Minimum Withdrawal Period equals the Stepped-Up Benefit Base after the withdrawal, divided by the current Maximum Annual Withdrawal Amount.

     During any Benefit Year in which the sum of withdrawals exceeds the Maximum Annual Withdrawal Amount, the new Minimum Withdrawal Period equals the Minimum Withdrawal Period calculated at the end of the prior Benefit Year reduced by one year.

     CONTRACT VALUE: Any withdrawal under the Benefit reduces the contract value by the amount of the withdrawal.

THE OPTIONAL LIVING BENEFITS EXAMPLES APPENDIX PROVIDES EXAMPLES OF THE EFFECTS OF WITHDRAWALS.

What happens if my contract value is reduced to zero with Seasons Income
Rewards?

If the contract value is zero but the Stepped-Up Benefit Base is greater than zero, a Benefit remains payable under the feature until the Benefit Base is zero. However, the contract and its features and other benefits will be terminated once the contract value equals zero. Once the contract is terminated, you may not make subsequent Purchase Payments and no death benefit or future annuitization payments are available. Therefore, under adverse market conditions, withdrawals taken under the Benefit may reduce the contract value to zero eliminating any other benefits of the contract.

To receive your remaining Benefit, you may select one of the following options:

     1. The current Maximum Annual Withdrawal Amount, paid equally on a quarterly, semi-annual or annual frequency as selected by you until the Stepped-Up Benefit Base equals zero; or

     2. lump sum distribution of the discounted present value as determined by us, of the total remaining guaranteed withdrawals; or

     3. any payment option mutually agreeable between you and us.

If you do not select a payment option, the remaining Benefit will be paid as the current Maximum Annual Withdrawal Amount on a quarterly basis.

What happens to Seasons Income Rewards upon a spousal continuation?

A Continuing Spouse may elect to continue or cancel the feature and its accompanying fee. The components of the feature will not change as a result of a spousal continuation. However, continuation contributions are not considered to be Eligible Purchase Payments. SEE SPOUSAL CONTINUATION BELOW.

Can my non-spousal Beneficiary elect to receive any remaining withdrawals under Seasons Income Rewards upon my death?

If the contract value is greater than zero when the owner dies, a non-spousal Beneficiary must make a death claim under the contract provisions, which terminates Seasons Income Rewards. If the contract value is zero when the owner dies, meaning that no death benefit is payable, but the Stepped-Up Benefit Base is greater than zero, a non-spousal Beneficiary may elect to continue receiving any remaining withdrawals under the feature. The components of the feature will not change. SEE DEATH BENEFITS BELOW.

Can Seasons Income Rewards be cancelled?

Once you elect Seasons Income Rewards, you may not cancel the feature. However, there is no charge for Seasons Income Rewards after the 10th contract anniversary.

Additionally, the feature automatically terminates upon the occurrence of one of the following:

     1. The Stepped-Up Benefit Base is equal to zero; or

     2. Annuitization of the contract; or

     3. Full surrender of the contract; or

     4. Death benefit is paid; or

     5. Upon a spousal continuation, the Continuing Spouse elects not to continue the contract with the feature.

We reserve the right to terminate the feature if withdrawals in excess of Maximum Annual Withdrawal Amount in any Benefit Year reduce the Stepped-Up Benefit Base by 50% or more.

Important Information about Seasons Income Rewards

Seasons Income Rewards is designed to offer protection of your initial investment in the event of a significant market downturn. Seasons Income Rewards may not guarantee an income stream based on all Purchase Payments made into your contract. Seasons Income Rewards does not guarantee investment gains nor does it guarantee a withdrawal of any subsequent Purchase Payments made after the 90th day following the contract issue date. This feature also does not guarantee lifetime income payments. You may never need to rely on Seasons Income Rewards if your contract performs within a historically anticipated range. However, past performance is no guarantee of future results.

WITHDRAWALS UNDER THIS FEATURE ARE TREATED LIKE ANY OTHER WITHDRAWAL FOR THE PURPOSE OF REDUCING THE CONTRACT VALUE, FREE WITHDRAWAL AMOUNTS AND ALL OTHER BENEFITS, FEATURES AND CONDITIONS OF YOUR CONTRACT. PLEASE SEE ACCESS TO YOUR MONEY ABOVE.

If you elect Seasons Income Rewards and need to take withdrawals or are required to take required minimum distributions ("RMD") under the Internal Revenue Code from this contract prior to the Benefit Availability Date, you should know that such withdrawals may negatively affect the value of the Benefit.

Any withdrawals taken may be subject to a 10% IRS tax penalty if you are under age 59 1/2 at the time of the withdrawal. For information about how the feature is treated for income tax purposes, you should consult a qualified tax advisor concerning your particular circumstances. If you set up RMDs and have elected this feature, your distributions must be automated and will not be recalculated on an annual basis.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE SEASONS INCOME REWARDS (IN ITS ENTIRETY OR ANY COMPONENT) AT ANY TIME FOR PROSPECTIVELY ISSUED CONTRACTS.

SEASONS PROMISE

What is Seasons Promise?

Seasons Promise is an optional guaranteed minimum accumulation benefit offered on your contract. At the end of 10 full contract years ("Benefit Date"), the feature makes a one-time adjustment ("Benefit") so that your contract will be worth at least the amount of your guaranteed Purchase Payment(s), adjusted for withdrawals, as specified below. Seasons Promise offers protection in the event that your contract value declines due to unfavorable investment performance.

How and when can I elect Seasons Promise?

You may only elect this feature at the time your contract is issued, so long as the Waiting Period ends before your Latest Annuity Date. You cannot elect the feature if you are age 81 or older on the contract issue date. Seasons Promise is not available if you elect any other optional living benefit.

Seasons Promise may not be available in your state or through the broker-dealer with which your financial representative is affiliated. Please check with your financial representative for availability.

Can Seasons Promise be cancelled?

Generally, this feature and its corresponding charge cannot be cancelled or terminated prior to the Benefit Date. The feature terminates automatically following the Benefit Date. In addition, the feature will no longer be available and no Benefit will be paid if a death benefit is paid or if the contract is fully surrendered or annuitized before the end Benefit Date.

How is the Benefit calculated for Seasons Promise?

The Benefit is a one-time adjustment to your contract in the event that your contract value on the Benefit Date is less than the Purchase Payments made in the contract's first 90 days.

The Benefit is equal to your Benefit Base, as defined below, minus your contract value on the Benefit Date. If the resulting amount is positive, you will receive a Benefit under the feature. If the resulting amount is negative, you will not receive a Benefit.

Your Benefit Base is equal to (a) minus (b) where:

     (a) is the Purchase Payments received on or after the contract issue date in the contract's first 90 days, and;

     (b) is an adjustment for all withdrawals and applicable fees and charges made subsequent to the contract issue date, in an amount proportionate to the amount by which the withdrawal decreased the contract value at the time of the withdrawal.

What is the fee for Seasons Promise?

The annualized fee will be deducted from your contract value each quarter throughout the first 10 full contract years, beginning at the end of the first contract quarter following the contract issue date and up to and including on the Benefit Date. Once the feature is terminated, as discussed above, the charge will no longer be deducted. We will also not assess the quarterly fee if you surrender or annuitize before the end of the quarter.

---------------------------------------------------------
       CONTRACT YEAR               ANNUALIZED FEE*
---------------------------------------------------------
            0-5                         0.65%
---------------------------------------------------------
            6-10                        0.45%
---------------------------------------------------------
            11+                          none
---------------------------------------------------------

* As a percentage of your contract value minus Purchase Payments received after the 90th day since the contract issue date.

What happens to Seasons Promise upon a spousal continuation?

If your spouse chooses to continue this contract upon your death, this feature cannot be terminated until 10 full contract years have passed starting from the original issue date. Therefore, the corresponding Benefit Date will not change as a result of a spousal continuation. SEE SPOUSAL CONTINUATION BELOW.

Important Information about Seasons Promise

Seasons Promise only guarantees Purchase Payments made in the first 90 days after issue. If you plan to add subsequent Purchase Payments after the first 90 days, you should know that Seasons Promise would not protect the majority of those payments.

Since Seasons Promise may not guarantee a return of all Purchase Payments, it is important to realize that subsequent Purchase Payments made into the contract may decrease the value of the Benefit. For example, if near the Benefit Date your Benefit Base is greater than your contract value, and you then make a subsequent Purchase Payment that causes your contract value to be larger than your Benefit Base on your Benefit Date, you will not receive any Benefit even though you have paid for Seasons Promise throughout the first 10 contract years. You should discuss making subsequent Purchase Payments with your financial representative as such activity may reduce or eliminate the value of the Benefit.

We will allocate the Benefit, if any, on the Benefit Date to the Cash Management Variable Portfolio. Any Benefit paid is not considered a Purchase Payment for purposes of calculating other benefits or features of your contract. Other contract benefits based on earnings, will continue to define earnings as the difference between contract value and Purchase Payments adjusted for withdrawals. For information about how the Benefit is treated for income tax purposes, you should consult a qualified tax advisor for information concerning your particular circumstances.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE SEASONS PROMISE (IN ITS ENTIRETY OR ANY COMPONENT) AT ANY TIME FOR PROSPECTIVELY ISSUED CONTRACTS.

DEATH BENEFIT
--------------------------------------------------------------------------------

If you die during the Accumulation Phase of your contract, we pay a death benefit to your Beneficiary. You must select a death benefit option at the time you purchase your contract. Once selected, you cannot change your death benefit option. You should discuss the available options with your financial representative to determine which option is best for you.

We do not pay a death benefit if you die after you switch to the Income Phase. In that case, your Beneficiary would receive any remaining guaranteed annuity income payments in accordance with the annuity income option you selected. SEE INCOME OPTIONS BELOW.

You designate your Beneficiary, who will receive any death benefit payments. You may change the Beneficiary at any time, unless you previously made an irrevocable Beneficiary designation. If your contract is jointly owned, the surviving joint owner is the sole beneficiary.

We calculate and pay the death benefit when we receive all required paperwork and satisfactory proof of death. All death benefit calculations discussed below are made as of the day a death benefit request is received by us in good order (including satisfactory proof of death) if the request is received before Market Close. If the death benefit request is received after Market Close, the death benefit calculations will be as of the next business day. We consider the following satisfactory proof of death:

     1. a certified copy of the death certificate; or

     2. a certified copy of a decree of a court of competent jurisdiction as to the finding of death; or

     3. a written statement by a medical doctor who attended the deceased at the time of death; or

     4. any other proof satisfactory to us.

If a Beneficiary does not elect a specific form of pay out, within 60 days of our receipt of all required paperwork and satisfactory proof of death, we pay a lump sum death benefit to the Beneficiary.

The death benefit must be paid within 5 years of the date of death unless the Beneficiary elects to have it payable in the form of an income option. If the Beneficiary elects an income option, it must be paid over the Beneficiary's lifetime or for a period not extending beyond the Beneficiary's life expectancy. Payments must begin within one year of your death.

If the Beneficiary is the spouse of a deceased owner, he or she can elect to continue the Contract. SEE SPOUSAL CONTINUATION BELOW.

A Beneficiary may also elect to continue the contract and take the death benefit amount in a series of payments based upon the Beneficiary's life expectancy under the Extended Legacy program described below, subject to the applicable Internal Revenue Code distribution requirements. Payments must begin no later than the first anniversary of death for Non-qualified contracts or December 31st of the year following the year of death for IRAs. Your Beneficiary cannot participate in the Extended Legacy program if your he/she has already elected another payout option. Beneficiaries who do not begin taking payments within these specified time periods will not be eligible to elect an income option or participate in the Extended Legacy program.

EXTENDED LEGACY PROGRAM AND BENEFICIARY CONTINUATION OPTIONS

The Extended Legacy program can allow a Beneficiary to take the death benefit amount in the form of income payments over a longer period of time with the flexibility to withdraw more than the IRS required minimum distribution if they wish. The contract continues in the original owner's name for the benefit of the Beneficiary. The Extended Legacy program allows the Beneficiary to take distributions in the form of a series of payments similar to the required minimum distributions under an IRA. Generally, IRS required minimum distributions must be made at least annually over a period not to exceed the Beneficiary's life expectancy as determined in the calendar year after your death. A Beneficiary may withdraw all or a portion of the contract value at any time, name their own beneficiary to receive any remaining unpaid interest in the contract in the event of their death and make transfers among investment options. If the contract value is less than the death benefit amount as of the date we receive satisfactory proof of death and all required paperwork, we will increase the contract value by the amount which the death benefit exceeds contract value. Participation in the program may impact certain features of the contract that are detailed in the Death Claim Form. Please see your financial representative for additional information.

OTHER BENEFICIARY CONTINUATION OPTIONS

Alternatively to the Extended Legacy program, the Beneficiary may also elect to receive the death benefit under a 5-year payout option. The Beneficiary may take withdrawals as desired, but the entire contract value must be distributed by the fifth anniversary of death for Non-qualified contracts or by December 31st of the year containing the fifth anniversary of death for IRAs. For IRAs, the 5-year payout option is not available if the date of death is after the required beginning date for distributions (April 1 of the year following the year the owner reaches the age of 70 1/2).

Please consult a qualified advisor regarding tax implications and your particular circumstances.

DEATH BENEFIT DEFINED TERMS

The term "Net Purchase Payment" is used frequently in describing the death benefit payable. Net Purchase Payment is an on-going calculation. It does not represent a contract value.

We define Net Purchase Payments as Purchase Payments less an adjustment for each withdrawal, including fees and charges applicable to that withdrawal. If you have not taken any withdrawals from your contract, Net Purchase Payments equals total Purchase Payments into your contract. To calculate the adjustment amount for the first withdrawal made under the contract, we determine the percentage by which the withdrawal reduced the contract value. For example, a $10,000 withdrawal from a $100,000 contract is a 10% reduction in value. This percentage is calculated by dividing the amount of each withdrawal by the contract value immediately before taking the withdrawal. The resulting percentage is then multiplied by the amount of the total Purchase Payments and subtracted from the amount of the total Purchase Payments on deposit at the time of the withdrawal. The resulting amount is the initial Net Purchase Payment.

To arrive at the Net Purchase Payment calculation for subsequent withdrawals, we determine the percentage by which the contract value is reduced, by taking the amount of the withdrawal in relation to the contract value immediately before the withdrawal. We then multiply the Net Purchase Payment calculation as determined prior to the withdrawal, by this percentage. We subtract that result from the Net Purchase Payment calculation as determined prior to the withdrawal to arrive at all subsequent Net Purchase Payment calculations.

The term "withdrawals" as used in describing the death benefit options is defined as withdrawals and the fees and charges applicable to those withdrawals.

THE COMPANY DOES NOT ACCEPT PURCHASE PAYMENTS FROM ANYONE AGE 86 OR OLDER. THEREFORE, THE DEATH BENEFIT CALCULATIONS ASSUME THAT NO PURCHASE PAYMENTS ARE RECEIVED ON OR AFTER YOUR 86TH BIRTHDAY.

DEATH BENEFIT OPTIONS

This contract provides a Standard Death Benefit which is automatically included in your contract for no additional fee and optional enhanced death benefits which you may elect for an additional fee.

STANDARD DEATH BENEFIT

If the contract is issued prior to your 83rd birthday, the standard death benefit on your contract is the greater of:

     1. Contract value; or

     2. Net Purchase Payments.

If the contract is issued on or after the 83rd birthday but prior to your 86th birthday, the standard death benefit is the greater of:

     1. Contract value; or

     2. The lesser of:

        a. Net Purchase Payments; or

        b. 125% of Contract Value.

OPTIONAL DEATH BENEFIT

For an additional fee, you may elect one of the optional death benefits below which can provide greater protection for your beneficiaries. If you elect an optional death benefit, you must choose one of the options listed below at the time you purchase your contract and you cannot change your election thereafter at any time. The fee for the optional death benefit is 0.20% of the average daily ending value of the assets you have allocated to the Variable Portfolios.

Option 1 - Purchase Payment Accumulation Option

If the contract is issued prior to your 75th birthday, the death benefit is the greatest of:

     1. Contract value; or

     2. Net Purchase Payments, compounded at 3% annual growth rate to the earlier of the 75th birthday or the date of death, reduced for withdrawals after the 75th birthday in the same proportion that the contract value was reduced on the date of such withdrawal, and adjusted for Net Purchase Payments received after the 75th birthday; or

     3. Contract value on the seventh contract anniversary, reduced for withdrawals since the seventh contract anniversary in the same proportion that the contract value was reduced on the date of such withdrawal, and adjusted for Net Purchase Payments received after the seventh contract anniversary.

The Purchase Payment Accumulation Option can only be elected prior to your 75th birthday.

Option 2 - Maximum Anniversary Option

If the contract is issued prior to your 83rd birthday, the death benefit is the greatest of:

     1. Contract value; or

     2. Net Purchase Payments; or

     3. Maximum anniversary value on any contract anniversary prior to your 83rd birthday. The anniversary values equal the contract value on a contract anniversary, reduced for withdrawals since that contract anniversary in the same proportion that the contract value was reduced on the date of such withdrawal, and adjusted for any Net Purchase Payments since that anniversary.

The Maximum Anniversary Value option can only be elected prior to your 83rd birthday.

Under the Maximum Anniversary Value option, if you die on or after your 90th birthday the death benefit is equal to your contract value. If you die on or after your 90th birthday, the Standard Death Benefit may provide more value to your beneficiaries than the Maximum Anniversary Value option. Further, there is no additional charge for the Standard Death Benefit and there is an additional charge for the Maximum Anniversary Value option. You should discuss the death benefit options with your financial representative prior to making an election.

For contracts in which the aggregate of all Purchase Payments in contracts issued by AIG SunAmerica Life and/or First SunAmerica to the same owner/annuitant are in excess of $1,000,000, we reserve the right to limit the death benefit amount that is in excess of contract value at the time we receive all paperwork and satisfactory proof of death. Any limit on the maximum death benefit payable would be mutually agreed upon in writing by you and the Company prior to purchasing the contract.

OPTIONAL ESTATEPLUS BENEFIT

EstatePlus, an optional benefit of your contract, may increase the death benefit amount if you have earnings in your contract at the time of death. The fee is 0.25% of the average daily ending net asset value allocated to the Variable Portfolios. EstatePlus is not available if you are age 81 or older at the time we issue your contract.

In order to elect EstatePlus, you must have also elected one of the optional enhanced death benefits described above. You must elect EstatePlus at the time we issue your contract and you may not terminate this election. Furthermore, EstatePlus is not payable after the Latest Annuity Date. You may pay for EstatePlus and your Beneficiary may never receive the benefit if you live past the Latest Annuity Date.

We will add a percentage of your contract earnings (the "EstatePlus Percentage"), subject to a maximum dollar amount (the "Maximum EstatePlus Benefit"), to the death benefit payable. The contract year of your death will determine the EstatePlus Percentage and the Maximum EstatePlus Benefit.

The table below applies to contracts issued prior to your 70th birthday:

      -----------------------------------------------------------------------------------------------
           CONTRACT YEAR                 ESTATEPLUS                            MAXIMUM
             OF DEATH                    PERCENTAGE                      ESTATEPLUS BENEFIT
      -----------------------------------------------------------------------------------------------
            Years 0 - 4                25% of Earnings              40% of Net Purchase Payments
      -----------------------------------------------------------------------------------------------
            Years 5 - 9                40% of Earnings              65% of Net Purchase Payments*
      -----------------------------------------------------------------------------------------------
             Years 10+                 50% of Earnings              75% of Net Purchase Payments*
      -----------------------------------------------------------------------------------------------

The table below applies to contracts issued on or after your 70th birthday but prior to your 81st birthday:

      -----------------------------------------------------------------------------------------------
           CONTRACT YEAR                 ESTATEPLUS                            MAXIMUM
             OF DEATH                    PERCENTAGE                      ESTATEPLUS BENEFIT
      -----------------------------------------------------------------------------------------------
        All Contract Years             25% of Earnings              40% of Net Purchase Payments*
      -----------------------------------------------------------------------------------------------

* Purchase Payments received after the 5th contract anniversary must remain in the contract for at least 6 full months to be included as part of Net Purchase Payments for the purpose of the Maximum EstatePlus Benefit.

What is the Contract Year of Death?

Contract Year of Death is the number of full 12-month periods during which you have owned your contract ending on the date of death. Your Contract Year of Death is used to determine the EstatePlus Percentage and Maximum EstatePlus Benefit as indicated in the table above.

What is the EstatePlus Percentage?

We determine the EstatePlus benefit using the EstatePlus Percentage, indicated in the table above, which is a specified percentage of the earnings in your contract on the date of death. For the purpose of this calculation, earnings equals contract value minus Net Purchase Payments as of the date of death. If there are no earnings in your contract at the time of death, the amount of your EstatePlus benefit will be zero.

What is the Maximum EstatePlus Benefit?

The EstatePlus benefit is subject to a maximum dollar amount. The Maximum EstatePlus benefit is equal to a specified percentage of your Net Purchase Payments, as indicated in the table above.

EstatePlus may not be available in your state or through the broker-dealer with which your financial representative is affiliated. Please contact your financial representative for information regarding availability.

A Continuing Spouse may continue or terminate EstatePlus if they are age 80 or younger on the Continuation Date. If a Continuing Spouse is age 81 or older on the Continuation Date, they may continue the contract only and may not continue the EstatePlus feature. If the Continuing Spouse terminates EstatePlus or dies after the Latest Annuity Date, no EstatePlus benefit will be payable to the Continuing Spouse's Beneficiary. SEE SPOUSAL CONTINUATION BELOW.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE ESTATEPLUS (IN ITS ENTIRETY OR ANY COMPONENT) AT ANY TIME FOR PROSPECTIVELY ISSUED CONTRACTS.

SPOUSAL CONTINUATION

The Continuing Spouse may elect to continue the contract after your death. Generally, the contract and its benefit and elected features, if any, remain the same. The Continuing Spouse is subject to the same fees, charges and expenses applicable to the original owner of the contract. A spousal continuation can only take place once, upon the death of the original owner of the contract.

To the extent that the Continuing Spouse invests in the Variable Portfolios, they will be subject to investment risk as was the original owner.

Upon a spousal continuation, we will contribute to the contract value an amount by which the death benefit that would have been paid to the Beneficiary upon the death of the original owner, exceeds the contract value ("Continuation Contribution"), if any. We calculate the Continuation Contribution as of the date of the original owner's death. We will add the Continuation Contribution as of the date we receive both the Continuing Spouse's written request to continue the contract and proof of death of the original owner in a form satisfactory to us ("Continuation Date"). The Continuation Contribution is not considered a Purchase Payment for the purposes of any other calculations except the death benefit following the Continuing Spouse's death. Generally, the age of the Continuing Spouse on the Continuation Date and on the date of the Continuing Spouse's death will be used in determining any future death benefits under the contract. SEE THE SPOUSAL CONTINUATION APPENDIX FOR A DISCUSSION OF THE DEATH BENEFIT CALCULATIONS AFTER A SPOUSAL CONTINUATION.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE SPOUSAL CONTINUATION PROVISION (IN ITS ENTIRETY OR ANY COMPONENT) AT ANY TIME FOR PROSPECTIVELY ISSUED CONTRACTS.

PLEASE SEE OPTIONAL LIVING BENEFITS AND DEATH BENEFITS ABOVE FOR INFORMATION ON THE EFFECT OF SPOUSAL CONTINUATION ON THOSE BENEFITS.

EXPENSES
--------------------------------------------------------------------------------

There are fees and expenses associated with your contract which reduce your investment return. We will not increase the contract fees, such as mortality and expense charges or withdrawal charges for the life of your contract. Underlying Fund fees may increase or decrease. Some states may require that we charge less than the amounts described below. Please see Appendix C for state-specific expenses.

SEPARATE ACCOUNT CHARGES

The annualized Separate Account expense is 1.55% of the average daily ending net asset value allocated to the Variable Portfolios. This charge compensates the Company for the mortality and expense risk and the costs of contract distribution assumed by the Company.

Generally, the mortality risks assumed by the Company arise from its contractual obligations to make annuity income payments after the Annuity Date and to provide a death benefit. The expense risk assumed by the Company is that the costs of administering the contracts and the Separate Account will exceed the amount received from the fees and charges assessed under the contract.

If these charges do not cover all of our expenses, we will pay the difference. Likewise, if these charges exceed our expenses, we will keep the difference. The mortality and expense risk charge is expected to result in a profit. Profit may be used for any legitimate cost or expense including supporting distribution. SEE PAYMENTS IN CONNECTION WITH DISTRIBUTION OF THE CONTRACT BELOW.

WITHDRAWAL CHARGES

The contract provides a free withdrawal amount every contract year. SEE ACCESS TO YOUR MONEY ABOVE. You may incur a withdrawal charge if you take a withdrawal in excess of the free withdrawal amount and/or if you fully surrender your contract.

We apply a withdrawal charge against each Purchase Payment you contribute to the contract. After a Purchase Payment has been in the contract for four complete years, a withdrawal charge no longer applies to that Purchase Payment. The withdrawal charge percentage declines over time for each Purchase Payment in the contract. The withdrawal charge schedule is as follows:

        YEAR          1    2    3    4   5+
  -----------------  ---  ---  ---  ---  ---
  Withdrawal Charge  7%   6%   6%   5%   0%

When calculating the withdrawal charge, we treat withdrawals as coming first from the Purchase Payments that have been in your contract the longest. However, for tax purposes, your withdrawals are considered as coming from earnings first, then Purchase Payments. SEE ACCESS TO YOUR MONEY ABOVE.

Whenever possible, we deduct the withdrawal charge from the money remaining in your contract. If you fully surrender your contract value, we deduct any applicable withdrawal charges from the amount surrendered.

We will not assess a withdrawal charge when we pay a death benefit, contract fees and/or when you switch to the Income Phase.

Withdrawals made prior to age 59 1/2 may result in tax penalties. SEE TAXES
BELOW.

UNDERLYING FUND EXPENSES

     INVESTMENT MANAGEMENT FEES

The Separate Account purchases shares of the Variable Portfolios. The Accumulation Unit value for each Variable Portfolio reflects the investment management fees and other expenses of the corresponding Underlying Funds. These fees may vary. They are not fixed or specified in your annuity contract, rather the Variable Portfolios are governed by their own boards of trustees.

     12b-1 FEES

Underlying Fund shares are subject to a fee of 0.25% imposed under a servicing plan adopted by the Seasons Series Trust pursuant to Rule 12b-1 under the Investment Company Act of 1940, except for the Seasons Managed Allocation Portfolios. The Seasons Managed Allocation Portfolios invest in certain Select and Focused Portfolios, and thus, indirectly bear the expenses of those Underlying Funds including the 12b-1 fees.

FOR MORE DETAILED INFORMATION ON THESE UNDERLYING FUND FEES, REFER TO THE PROSPECTUS FOR THE SEASONS SERIES TRUST.

CONTRACT MAINTENANCE FEE

During the Accumulation Phase, we deduct a contract maintenance fee of $35 from your contract once per year on your contract anniversary. This charge compensates us for the cost of administering your contract. The fee is deducted proportionately from your contract value on your contract anniversary by redeeming the number of Accumulation Units invested in the Variable Portfolios and the dollar amount invested in available Fixed Accounts which in total equal the amount of the fee. If you withdraw your entire contract value, we will deduct the contract maintenance fee from that withdrawal.

If your contract value is $50,000 or more on your contract anniversary date, we currently waive this fee. This waiver is subject to change without notice.

TRANSFER FEE

Generally, we permit 15 free transfers between investment options each contract year. We charge you $25 for each additional transfer that contract year. SEE TRANSFERS DURING THE ACCUMULATION PHASE ABOVE.

OPTIONAL MARKETLOCK FEE

The annualized MarketLock fee will be assessed as a percentage of the MAV Benefit Base for all years in which the feature is in effect. The fee will be deducted quarterly from your contract value starting on the first quarter following the contract issue date and ending upon the termination of the feature. The fee is deducted proportionately from your contract value by redeeming the number of Accumulation Units invested in the Variable Portfolios and the dollar amount invested in available Fixed Accounts which in total equal the amount of the fee. If your contract value and/or MAV Benefit Base falls to zero before the feature has been terminated, the fee will no longer be assessed. However, if the MAV Benefit Base is adjusted upwards at a later date because the current anniversary value is greater than both the current and any previous anniversary values, the calculation and deduction of the fee will resume. We will not assess the quarterly fee if you surrender or annuitize before the end of a quarter. The fee is as follows:

-------------------------------------------------------------------------
                                                      ANNUALIZED FEE
-------------------------------------------------------------------------
  All years in which the feature is in effect             0.65%
-------------------------------------------------------------------------

OPTIONAL MARKETLOCK FOR TWO FEE

The annualized MarketLock For Two fee will be assessed as a percentage of the MAV Benefit Base for all years in which the feature is in effect. The fee will be deducted quarterly from your contract value starting on the first quarter following the contract issue date and ending upon the termination of the feature. The fee is deducted proportionately from your contract value by redeeming the number of Accumulation Units invested in the Variable Portfolios and the dollar amount invested in available Fixed Accounts which in total equal the amount of the fee. If your contract value and/or MAV Benefit Base falls to zero before the feature has been terminated, the fee will no longer be assessed. However, if the MAV Benefit Base is adjusted upwards at a later date because the current anniversary value is greater than both the current and any previous anniversary values, the calculation and deduction of the fee will resume. We will not assess the quarterly fee if you surrender or annuitize before the end of a quarter. The fee is as follows:

----------------------------------------------------------------------
ALL YEARS IN WHICH THE FEATURE IS IN EFFECT       ANNUALIZED FEE
----------------------------------------------------------------------
 Prior to Any Withdrawal                               0.40%
----------------------------------------------------------------------
 After the First Withdrawal                            0.80%
----------------------------------------------------------------------

OPTIONAL SEASONS INCOME REWARDS FEE

The annualized Seasons Income Rewards fee will be assessed as a percentage of the Withdrawal Benefit Base. The fee will be deducted quarterly from your contract value starting on the first quarter following the contract issue date and ending upon the termination of the feature. The fee is deducted proportionately from your contract value by redeeming the number of Accumulation Units invested in the Variable Portfolios and the dollar amount invested in available Fixed Accounts which in total equal the amount of the fee. If your contract value falls to zero before the feature has been terminated, the fee will no longer be assessed. We will not assess the quarterly fee if you surrender or annuitize before the end of a quarter. The fee is as follows:

---------------------------------------------------------
       CONTRACT YEAR                ANNUALIZED FEE
---------------------------------------------------------
         0-7 years                      0.65%
---------------------------------------------------------
         8-10 years                     0.45%
---------------------------------------------------------
         11+ years                       none
---------------------------------------------------------

OPTIONAL SEASONS PROMISE FEE

The annualized Seasons Promise fee is calculated as a percentage of your contract value minus Purchase Payments received after the 90th day since contract issue date. If you elect the feature, the fee is deducted at the end of the first contract quarter and quarterly thereafter from your contract value. The fee is deducted proportionately from your contract value by redeeming the number of Accumulation Units invested in the Variable Portfolios and the dollar amount invested in available Fixed Accounts which in total equal the amount of the fee. The fee is as follows:

---------------------------------------------------------
       CONTRACT YEAR                ANNUALIZED FEE
---------------------------------------------------------
            0-5                         0.65%
---------------------------------------------------------
            6-10                        0.45%
---------------------------------------------------------
            11+                          none
---------------------------------------------------------

OPTIONAL DEATH BENEFIT FEE

The annualized fee for the optional death benefit is 0.20% of the average daily ending net asset value allocated to the Variable Portfolio(s).

OPTIONAL ESTATEPLUS FEE

The annualized fee for the optional EstatePlus is 0.25% of the average daily ending net asset value allocated to the Variable Portfolio(s).

PREMIUM TAX

Certain states charge the Company a tax on Purchase Payments up to a maximum of 3.5%. We deduct these premium tax charges when you fully surrender your contract or begin the Income Phase. In the future, we may deduct this premium tax at the time you make a Purchase Payment or upon payment of a death benefit.

INCOME TAXES

We do not currently deduct income taxes from your contract. We reserve the right to do so in the future.

REDUCTION OR ELIMINATION OF FEES, EXPENSES AND ADDITIONAL AMOUNTS CREDITED

Sometimes sales of contracts to groups of similarly situated individuals may lower our fees and expenses. We reserve the right to reduce or waive certain fees and expenses when this type of sale occurs. In addition, we may also credit additional amounts to contracts sold to such groups. We determine which groups are eligible for this treatment. Some of the criteria we evaluate to make a determination are size of the group; amount of expected Purchase Payments; relationship existing between us and the prospective purchaser; length of time a group of contracts is expected to remain active; purpose of the purchase and whether that purpose increases the likelihood that our expenses will be reduced; and/or any other factors that we believe indicate that fees and expenses may be reduced.

The Company may make such a determination regarding sales to its employees, it affiliates' employees and employees of currently contracted broker-dealers; its registered representatives; and immediate family members of all of those described.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE ANY SUCH DETERMINATION OR THE TREATMENT APPLIED TO A PARTICULAR GROUP AT ANY TIME.

INCOME OPTIONS
--------------------------------------------------------------------------------

ANNUITY DATE

During the Income Phase, we use the money accumulated in your contract to make regular annuity income payments to you. You may switch to the Income Phase any time after your second contract anniversary. You must provide us with a written request of the date you want annuity income payments to begin. Your annuity date is the first day of the month you select annuity income payments to begin ("Annuity Date"). You may change your Annuity Date, so long as you do so at least seven days before the annuity income payments are scheduled to begin.

Except as indicated under Option 5 below, once you begin receiving annuity income payments, you cannot otherwise access your money through a withdrawal or surrender.

Annuity income payments must begin on or before your Latest Annuity Date. If you do not choose an Annuity Date, your annuity income payments will automatically begin on the Latest Annuity Date.

If the Annuity Date is past your 85th birthday, your contract could lose its status as an annuity under Federal tax laws. This may cause you to incur adverse tax consequences. In addition, most Qualified contracts require you to take minimum distributions after you reach age 70 1/2. SEE TAXES BELOW.

ANNUITY INCOME OPTIONS

You must contact us to select an annuity income option. Once you begin receiving annuity income payments, you cannot change your annuity income option before beginning the Income Phase. If you elect to receive annuity income payments but do not select an option, your annuity income payments shall be in accordance with Option 4 for a period of 10 years; for annuity income payments based on joint lives, the default is Option 3 for a period of 10 years.

We base our calculation of annuity income payments on the life expectancy of the Annuitant and the annuity rates set forth in your contract. As the contract owner, you may change the Annuitant at any time prior to the Annuity Date. You must notify us if the Annuitant dies before the Annuity Date and designate a new Annuitant. If we do not receive your notification no annuity income option based on the life of the Annuitant may be elected.

OPTION 1 - LIFE INCOME ANNUITY

This option provides annuity income payments for the life of the Annuitant. Annuity income payments stop when the Annuitant dies.

OPTION 2 - JOINT AND SURVIVOR LIFE INCOME ANNUITY

This option provides annuity income payments for the life of the Annuitant and for the life of another designated person. Upon the death of either person, we will continue to make annuity income payments during the lifetime of the survivor. Annuity income payments stop when the survivor dies.

OPTION 3 - JOINT AND SURVIVOR LIFE INCOME ANNUITY WITH 10 OR 20 YEARS GUARANTEED

This option is similar to Option 2 above, with an additional guarantee of payments for at least 10 or 20 years, depending on the period chosen. If the Annuitant and the survivor die before all of the guaranteed annuity income payments have been made, the remaining annuity income payments are made to the Beneficiary under your contract.

OPTION 4 - LIFE INCOME ANNUITY WITH 10 OR 20 YEARS GUARANTEED

This option is similar to Option 1 above with an additional guarantee of payments for at least 10 or 20 years, depending on the period chosen. If the Annuitant dies before all guaranteed annuity income payments are made, the remaining annuity income payments are made to the Beneficiary under your contract.

OPTION 5 - INCOME FOR A SPECIFIED PERIOD

This option provides annuity income payments for a guaranteed period ranging from 5 to 30 years, depending on the period chosen. If the Annuitant dies before all the guaranteed annuity income payments are made, the remaining annuity income payments are made to the Beneficiary under your contract. Additionally, if variable annuity income payments are elected under this option, you (or the Beneficiary under the contract if the Annuitant dies prior to all guaranteed annuity income payments being made) may redeem any remaining guaranteed variable annuity income payments after the Annuity Date. The amount available upon such redemption would be the discounted present value of any remaining guaranteed variable annuity income payments. If provided for in your contract, any applicable withdrawal charge will be deducted from the discounted value as if you fully surrendered your contract.

The value of an Annuity Unit, regardless of the option chosen, takes into account the mortality and expense risk charge. Since Option 5 does not contain an element of mortality risk, no benefit is derived from this charge.

Please read the Statement of Additional Information for a more detailed discussion of the annuity income options.

FIXED OR VARIABLE ANNUITY INCOME PAYMENTS

You can choose annuity income payments that are fixed, variable or both. Unless otherwise elected, if at the date when annuity income payments begin you are invested in the Variable Portfolios only, your annuity income payments will be variable and if your money is only in Fixed Accounts at that time, your annuity income payments will be fixed in amount. Further, if you are invested in both fixed and variable investment options when annuity income payments begin, your payments will be fixed and variable, unless otherwise elected. If annuity income payments are fixed, the Company guarantees the amount of each payment. If the annuity income payments are variable, the amount is not guaranteed.

ANNUITY INCOME PAYMENTS

We make annuity income payments on a monthly, quarterly, semi-annual or annual basis. You instruct us to send you a check or to have the payments directly deposited into your bank account. If state law allows, we distribute annuities with a contract value of $5,000 or less in a lump sum. Also, if state law allows and the selected annuity income option results in annuity income payments of less than $50 per payment, we may decrease the frequency of payments.

If you are invested in the Variable Portfolios after the Annuity date, your annuity income payments vary depending on the following:

     - for life options, your age when annuity income payments begin; and

     - the contract value attributable to the Variable Portfolios on the Annuity Date; and

     - the 3.5% assumed investment rate used in the annuity table for the contract; and

     - the performance of the Variable Portfolios in which you are invested during the time you receive annuity income payments.

If you are invested in both the Fixed Accounts and the Variable Portfolios after the Annuity Date, the allocation of funds between the Fixed Accounts and Variable Portfolios also impacts the amount of your annuity income payments.

The value of variable annuity income payments, if elected, is based on an assumed interest rate ("AIR") of 3.5% compounded annually. Variable annuity income payments generally increase or decrease from one annuity income payment date to the next based upon the performance of the applicable Variable Portfolios. If the performance of the Variable Portfolios selected is equal to the AIR, the annuity income payments will remain constant. If performance of Variable Portfolios is greater than the AIR, the annuity income payments will increase and if it is less than the AIR, the annuity income payments will decline.

TRANSFERS DURING THE INCOME PHASE

During the Income Phase, one transfer per month is permitted between the Variable Portfolios. No other transfers are allowed during the Income Phase. Transfers will be effected for the last NYSE business day of the month in which we receive your request for the transfer.

DEFERMENT OF PAYMENTS

We may defer making fixed payments for up to six months, or less if required by law. Interest is credited to you during the deferral period. SEE ALSO ACCESS TO YOUR MONEY ABOVE FOR A DISCUSSION OF WHEN PAYMENTS FROM A VARIABLE PORTFOLIO MAY BE SUSPENDED OR POSTPONED.

TAXES
--------------------------------------------------------------------------------

NOTE: THE BASIC SUMMARY BELOW ADDRESSES BROAD FEDERAL TAXATION MATTERS, AND GENERALLY DOES NOT ADDRESS STATE TAXATION ISSUES OR QUESTIONS. IT IS NOT TAX ADVICE. WE CAUTION YOU TO SEEK COMPETENT TAX ADVICE ABOUT YOUR OWN CIRCUMSTANCES. WE DO NOT GUARANTEE THE TAX STATUS OF YOUR ANNUITY. TAX LAWS CONSTANTLY CHANGE; THEREFORE, WE CANNOT GUARANTEE THAT THE INFORMATION CONTAINED HEREIN IS COMPLETE AND/OR ACCURATE. WE HAVE INCLUDED AN ADDITIONAL DISCUSSION REGARDING TAXES IN THE STATEMENT OF ADDITIONAL INFORMATION.

ANNUITY CONTRACTS IN GENERAL

The Internal Revenue Code ("IRC") provides for special rules regarding the tax treatment of annuity contracts. Generally, taxes on the earnings in your annuity contract are deferred until you take the money out. Qualified retirement investments that satisfy specific tax and ERISA requirements automatically provide tax deferral regardless of whether the underlying contract is an annuity, a trust, or a custodial account. Different rules apply depending on how you take the money out and whether your contract is Qualified or Non-Qualified.

If you do not purchase your contract under a pension plan, a specially sponsored employer program or an individual retirement account, your contract is referred to as a Non-Qualified contract. A Non-Qualified contract receives different tax treatment than a Qualified contract. In general, your cost in a Non-Qualified contract is equal to the Purchase Payments you put into the contract. You have already been taxed on the cost basis in your contract.

If you purchase your contract under a pension plan, a specially sponsored employer program, as an individual retirement annuity, or under an individual retirement account, your contract is referred to as a Qualified Contract. Examples of qualified plans or arrangements are: Individual Retirement Annuities and Individual Retirement Accounts (IRAs), Roth IRAs, Tax-Sheltered Annuities (also referred to as 403(b) annuities or 403(b) contracts), plans of self-employed individuals (often referred to as H.R. 10 Plans or Keogh Plans), pension and profit sharing plans including 401(k) plans, and governmental 457(b) plans. Typically, for employer plans and tax-deductible IRA contributions, you have not paid any tax on the Purchase Payments used to buy your contract and therefore, you have no cost basis in your contract. However, you normally will have a cost basis in a Roth IRA, a Roth 403(b) or a Roth 401(k) account, and you may have cost basis in a traditional IRA or in another Qualified Contract.

If available and you elect an optional living benefit, the application of certain tax rules, including those rules relating to distributions from your contract, are not entirely clear. While such benefits are not intended to adversely affect the tax treatment of distributions or of the contract, based on available guidance, you should be aware that little such guidance is available. In view of this uncertainty, you should consult a tax advisor before purchasing a guaranteed minimum withdrawal benefit rider and/or other optional living benefit.

TAX TREATMENT OF DISTRIBUTIONS - NON-QUALIFIED CONTRACTS

If you make partial or total withdrawals from a Non-Qualified contract, the IRC generally treats such withdrawals as coming first from taxable earnings and then coming from your Purchase Payments. Purchase payments made prior to August 14, 1982, however, are an important exception to this general rule, and for tax purposes generally are treated as being distributed first, before either the earnings on those contributions, or other purchase payments and earnings in the contract. If you annuitize your contract, a portion of each income payment will be considered, for tax purposes, to be a return of a portion of your Purchase Payment, generally until you have received all of your Purchase Payment. Any portion of each income payment that is considered a return of your Purchase Payment will not be taxed. Additionally, the taxable portion of any withdrawals, whether annuitized or other withdrawals, generally is subject to applicable state and/or local income taxes, and may be subject to an additional 10% penalty tax unless withdrawn in conjunction with the following circumstances:

     - after attaining age 59 1/2;

     - when paid to your beneficiary after you die;

     - after you become disabled (as defined in the IRC);

     - when paid as a part of a series of substantially equal periodic payments (not less frequently than annually) made for your life (or life expectancy) or the joint lives (or joint expectancies) of you and your designated beneficiary for a period of 5 years or attainment of age
       59 1/2, whichever is later;

     - under an immediate annuity contract;

     - which are attributable to Purchase Payments made prior to August 14, 1982.

TAX TREATMENT OF DISTRIBUTIONS - QUALIFIED CONTRACTS (INCLUDING GOVERNMENTAL 457(b) ELIGIBLE DEFERRED COMPENSATION PLANS)

Generally, you have not paid any taxes on the Purchase Payments used to buy a Qualified contract. As a result, most amounts withdrawn from the contract or received as income payments will be taxable income. Exceptions to this general include withdrawals attributable to after-tax Roth IRA, Roth 403(b), and Roth 401(k) contributions. Withdrawals from Roth IRAs are generally treated for federal tax purposes as coming first from the Roth contributions that have already been taxed, and as entirely tax free. Withdrawals from Roth 403(b) and Roth 401(k) accounts, and withdrawals generally from Qualified Contracts, are treated generally as coming pro-rata from amounts that already have been taxed and amounts that are taxed upon withdrawal. Withdrawals from Roth IRA, Roth 403(b) and Roth 401(k) accounts which satisfy certain qualification requirements, including the Owner's attainment of age 59 1/2 and at least five years in a Roth account under the plan or IRA, will not be subject to federal income taxation.

The taxable portion of any withdrawal or income payment from a Qualified Contract will be subject to an additional 10% penalty tax, under the IRC, except in the following circumstances:

     - after attainment of age 59 1/2;

     - when paid to your beneficiary after you die;

     - after you become disabled (as defined in the IRC);

     - as a part of a series of substantially equal periodic payments (not less frequently than annually) made for your life (or life expectancy) or the joint lives (or joint expectancies) of you and your designated beneficiary for a period of 5 years or attainment of age 59 1/2, whichever is later;

     - payments to employees after separation from service after attainment of age 55 (does not apply to IRAs);

     - dividends paid with respect to stock of a corporation described in IRC
       Section 404(k);

     - for payment of medical expenses to the extent such withdrawals do not exceed limitations set by the IRC for deductible amounts paid during the taxable year for medical care;

     - payments to alternate payees pursuant to a qualified domestic relations order (does not apply to IRAs)

     - for payment of health insurance if you are unemployed and meet certain requirements

     - distributions from IRAs for higher education expenses

     - distributions from IRAs for first home purchases

     - amounts distributed from a Code Section 457(b) plan other than amounts representing rollovers from an IRA or employer sponsored plan to which the 10% penalty would otherwise apply.

The IRC limits the withdrawal of an employee's voluntary Purchase Payments from a Tax-Sheltered Annuity (TSA). Withdrawals can only be made when an owner: (1) reaches age 59 1/2; (2) severs employment with the employer; (3) dies; (4) becomes disabled (as defined in the IRC); or (5) experiences a financial hardship (as defined in the IRC). In the case of hardship, the owner can only withdraw Purchase Payments. Additional plan limitations may also apply. Amounts held in a TSA annuity contract as of December 31, 1988 are not subject to these restrictions. Qualifying transfers of amounts from one TSA contract to another TSA contract under section 403(b) or to a custodial account under section 403(b)(7), and qualifying transfers to a state defined benefit plan to purchase service credits, are not considered distributions, and thus are not subject to these withdrawal limitations. Transfer among 403(b) annuities and/or 403(b)(7) custodial accounts generally are subject to rules set out in the Code, regulations, IRS pronouncements, and other applicable legal authorities. If amounts are transferred from a custodial account described in Code section 403(b)(7) to this contract the transferred amount will retain the custodial account withdrawal restrictions.

Withdrawals from other Qualified Contracts are often limited by the IRC and by the employer's plan.

MINIMUM DISTRIBUTIONS

Generally, the IRC requires that you begin taking annual distributions from Qualified annuity contracts by April 1 of the calendar year following the later of (1) the calendar year in which you attain age 70 1/2 or (2) the calendar year in which you separate from service from the employer sponsoring the plan. If you own an IRA, you must begin taking distributions when you attain age 70 1/2. If you own more than one TSA, you may be permitted to take your annual distributions in any combination from your TSAs. A similar rule applies if you own more than one IRA. However, you cannot satisfy this distribution requirement for your TSA contract by taking a distribution from an IRA, and you cannot satisfy the requirement for your IRA by taking a distribution from a TSA.

You may be subject to a surrender charge on withdrawals taken to meet minimum distribution requirements, if the withdrawals exceed the contract's maximum penalty free amount.

Failure to satisfy the minimum distribution requirements may result in a tax penalty. You should consult your tax advisor for more information.

You may elect to have the required minimum distribution amount on your contract calculated and withdrawn each year under the automatic withdrawal option. You may select monthly, quarterly, semiannual, or annual withdrawals for this purpose. This service is provided as a courtesy and we do not guarantee the accuracy of our calculations. Accordingly, we recommend you consult your tax advisor concerning your required minimum distribution. You may terminate your election for automated minimum distribution at any time by sending a written request to our Annuity Service Center. We reserve the right to change or discontinue this service at any time.

The IRS issued regulations, effective January 1, 2003, regarding required minimum distributions from Qualified annuity contracts. One of the regulations effective January 1, 2006 will require that the annuity contract value used to determine required minimum distributions include the actuarial value of other benefits under the contract, such as optional death benefits and living benefits. This regulation does not apply to required minimum distributions made under an irrevocable annuity income option. You should discuss the effect of these new regulations with your tax advisor.

TAX TREATMENT OF DEATH BENEFITS

Any death benefits paid under the contract are taxable to the Beneficiary. The rules governing the taxation of payments from an annuity contract, as discussed above, generally apply whether the death benefits are paid as lump sum or annuity payments. Estate taxes may also apply.

Certain enhanced death benefits may be purchased under your contract. Although these types of benefits are used as investment protection and should not give rise to any adverse tax effects, the IRS could take the position that some or all of the charges for these death benefits should be treated as a partial withdrawal from the contract. In that case, the amount of the partial withdrawal may be includible in taxable income and subject to the 10% penalty if the owner is under 59 1/2.

If you own a Qualified contract and purchase these enhanced death benefits the IRS may consider these benefits "incidental death benefits" or "life insurance." The IRC imposes limits on the amount of the incidental benefits and/or life insurance allowable for Qualified contracts and the employer-sponsored plans under which they are purchased. If the death benefit(s) selected by you are considered to exceed these limits, the benefit(s) could result in taxable income to the owner of the Qualified contract, and in some cases could adversely impact the qualified status of the Qualified contract or the plan. You should consult your tax advisor regarding these features and benefits prior to purchasing a contract.

CONTRACTS OWNED BY A TRUST OR CORPORATION

A Trust or Corporation ("Non-Natural Owner") that is considering purchasing this contract should consult a tax advisor. Generally, the IRC does not treat a Non-qualified contract owned by a non-natural owner as an annuity contract for Federal income tax purposes. The non-natural owner pays tax currently on the contract's value in excess of the owner's cost basis. However, this treatment is not applied to a contract held by a trust or other entity as an agent for a natural person nor to contracts held by Qualified Plans. See the SAI for a more detailed discussion of the potential adverse tax consequences associated with non-natural ownership of a Non-qualified annuity contract.

GIFTS, PLEDGES AND/OR ASSIGNMENTS OF A CONTRACT

If you transfer ownership of your Non-Qualified contract to a person other than your spouse (or former spouse incident to divorce) as a gift you will pay federal income tax on the contract's cash value to the extent it exceeds your cost basis. The recipient's cost basis will be increased by the amount on which you will pay federal taxes. In addition, the IRC treats any assignment or pledge (or agreement to assign or pledge) of any portion of a Non-Qualified contract as a withdrawal. See the SAI for a more detailed discussion regarding potential tax consequences of gifting, assigning, or pledging a Non-qualified contract.

The IRC prohibits Qualified annuity contracts including IRAs from being transferred, assigned or pledged as security for a loan. This prohibition, however, generally does not apply to loans under an employer-sponsored plan (including loans from the annuity contract) that satisfy certain requirements, provided that: (a) the plan is not an unfunded deferred compensation plan; and
(b) the plan funding vehicle is not an IRA.

DIVERSIFICATION AND INVESTOR CONTROL

The IRC imposes certain diversification requirements on the underlying investments for a variable annuity. We believe that the manager of the Underlying Funds monitors the Funds so as to comply with these requirements. To be treated as a variable annuity for tax purposes, the underlying investments must meet these requirements.

The diversification regulations do not provide guidance as to the circumstances under which you, and not the Company, would be considered the owner of the shares of the Variable Portfolios under your Non-qualified contract, because of the degree of control you exercise over the underlying investments. This diversification requirement is sometimes referred to as "investor control." It is unknown to what extent owners are permitted to select investments, to make transfers among Variable Portfolios or the number and type of Variable Portfolios owners may select from. If any guidance is provided which is considered a new position, then the guidance should generally be applied prospectively. However, if such guidance is considered not to be a new position, it may be applied retroactively. This would mean that you, as the owner of the Non-qualified contract, could be treated as the owner of the Underlying Fund. Due to the uncertainty in this area, we reserve the right to modify the contract in an attempt to maintain favorable tax treatment.

These investor control limitations generally do not apply to Qualified contracts, which are referred to as "Pension Plan Contracts" for purposes of this rule, although the limitations could be applied to Qualified contracts in the future.

OTHER INFORMATION
--------------------------------------------------------------------------------

AIG SUNAMERICA LIFE

The Company is a stock life insurance company originally organized under the laws of the state of California in April 1965. On January 1, 1996, the Company redomesticated under the laws of the state of Arizona. Its principal place of business is 1 SunAmerica Center, Los Angeles, California 90067. The Company conducts life insurance and annuity business in the District of Columbia and all states except New York. The Company is an indirect, wholly owned subsidiary of American International Group, Inc. ("AIG"), a Delaware corporation.

THE SEPARATE ACCOUNT

The Company established the Separate Account, Variable Annuity Account Five, under Arizona law on July 8, 1996 when it assumed the Separate Account, originally established under California law on June 25, 1981. The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended.

The Company owns the assets in the Separate Account. However, the assets in the Separate Account are not chargeable with liabilities arising out of any other business conducted by the Company. Income gains and losses

(realized and unrealized) resulting from assets in the Separate Account are credited to or charged against the Separate Account without regard to other income gains or losses of the Company.

THE GENERAL ACCOUNT

Money allocated to any Fixed Accounts goes into the Company's general account. The general account consists of all of the Company's assets other than assets attributable to a Separate Account. All of the assets in the general account are chargeable with the claims of any of the Company's contract holders as well as all of its creditors. The general account funds are invested as permitted under state insurance laws.

The Company has a support agreement in effect between the Company and its ultimate parent company, AIG, and the Company's insurance policy obligations are guaranteed by American Home Assurance Company, ("American Home"), a subsidiary of AIG. See the Statement of Additional Information for more information regarding these arrangements.

Circumstances affecting AIG can have an impact on the Company. For example, downgrades or other ratings actions taken by the major rating agencies with respect to AIG can result in corresponding downgrades and ratings actions being taken with respect to the Company's ratings. There can be no assurance that such ratings agencies will not take further action with respect to such ratings. Accordingly, we can give no assurance that any further changes in circumstances for AIG will not impact us.

GUARANTEE OF INSURANCE OBLIGATIONS

Insurance obligations under contracts issued by the Company are guaranteed by American Home, an affiliate of the Company. Insurance obligations include, without limitation, contract value invested in any available Fixed Accounts, death benefits, living benefits and income options. The guarantee does not guarantee contract value or the investment performance of the Variable Portfolios available under the contracts. The guarantee provides that the Company's contract owners can enforce the guarantee directly.

The Company expects that the American Home guarantee will be terminated within the next year. However, the insurance obligations on contracts issued prior to termination of the American Home guarantee would continue to be covered, including obligations arising from Purchase Payments received after termination, until satisfied in full.

American Home is a stock property-casualty insurance company incorporated under the laws of the State of New York on February 7, 1899. American Home's principal executive office is located at 70 Pine Street, New York, New York 10270. American Home is licensed in all 50 states of the United States and the District of Columbia, as well as certain foreign jurisdictions, and engages in a broad range of insurance and reinsurance activities. American Home is a wholly owned subsidiary of AIG.

PAYMENTS IN CONNECTION WITH DISTRIBUTION OF THE CONTRACT

PAYMENTS TO BROKER-DEALERS

Registered representatives of broker-dealers sell the contract. We pay commissions to the broker-dealers for the sale of your contract ("Contract Commissions"). There are different structures by which a broker-dealer can choose to have their Contract Commissions paid. For example, as one option, we may pay upfront Contract Commission only, that may be up to a maximum 7% of each Purchase Payment you invest (which may include promotional amounts). Another option may be a lower upfront Contract Commission on each Purchase Payment, with a trail commission of up to a maximum 1.50% of contract value annually. Generally, the higher the upfront commissions, the lower the trail and vice versa. We pay Contract Commissions directly to the broker-dealer with whom your registered representative is affiliated. Registered representatives may receive a portion of these amounts we pay in accordance with any agreement in place between the registered representative and his/her broker-dealer firm.

We may pay support fees in the form of additional cash or non-cash compensation. These payments can take a variety of forms. They may be intended to reimburse the broker-dealer and/or a specific registered representative for specific expenses incurred or may be calculated as a percentage of sales, certain assets under management, and/or assets invested with us for a particular amount of time (persistency bonus). We may also pay support fees as a flat fee. These payments may be consideration for, among other things, presentation within the broker-dealer firm as a preferred product provider, greater access to train and educate the firm's registered representatives about our products, our participation in the firm's sales conferences and educational seminars and broker-dealers' due diligence on our products. Payment of these support fees may result in our products receiving more visible promotion within the firms than other insurers who might not make such payments or might pay smaller amounts. We enter into such arrangements in our discretion and we may negotiate customized arrangements with firms, including affiliated and non-affiliated broker-dealers based on various factors. We do not deduct these amounts directly from your Purchase Payments. We anticipate recovering these amounts from the fees and charges collected under the contract.

Contract commissions and other support fees have a financial impact on the broker-dealer firm and your registered representative and therefore may influence the broker-dealer and its registered representatives to present this contract over others available in the market place. You should discuss with your broker-dealer and/or registered representative how they are compensated for sales of a contract and any resulting real or perceived conflicts of interest.

AIG SunAmerica Capital Services, Inc., located at Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992, distributes the contracts. AIG SunAmerica Capital Services, an affiliate of the Company, is a registered broker-dealer under the Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. No underwriting fees are retained in connection with the distribution of the contracts.

PAYMENTS WE RECEIVE

In addition to amounts received pursuant to established 12b-1 Plans from the Underlying Funds, we receive compensation from the Trusts' investment advisor related to the availability of the Underlying Funds in the contract. Such amounts received from our affiliate, AIG SAAMCo, are paid pursuant to a profit sharing agreement and are not expected to exceed 0.50% annually based on assets under management. Furthermore, AIG SAAMCo and/or certain subadvisers may help offset the costs we incur for training to support sales of the Underlying Funds in the contract.

ADMINISTRATION

We are responsible for the administrative servicing of your contract. Please contact our Annuity Service Center at 800/445-SUN2, if you have any comment, question or service request.

We send out transaction confirmations and quarterly statements. During the Accumulation Phase, you will receive confirmation of transactions within your contract. Transactions made pursuant to contractual or systematic agreements, such as dollar cost averaging, may be confirmed quarterly. Purchase Payments received through the automatic payment plan or a salary reduction arrangement, may also be confirmed quarterly. For all other transactions, we send confirmations immediately. It is your responsibility to review these documents carefully and notify us of any inaccuracies immediately. We investigate all inquiries. To the extent that we believe we made an error, we retroactively adjust your contract, provided you notify us within 30 days of receiving the transaction confirmation or quarterly statement. Any other adjustments we deem warranted are made as of the time we receive notice of the error.

LEGAL PROCEEDINGS

There are no pending legal proceedings affecting the Separate Account. The Company and its subsidiaries are parties to various kinds of litigation incidental to their respective business operations. In management's opinion, these matters are not material in relation to the financial position of the Company.

On February 9, 2006, AIG announced that it had reached a resolution of claims and matters under investigation with the United States Department of Justice ("DOJ"), the Securities & Exchange Commission ("SEC"), the Office of the New York Attorney General and the New York State Department of Insurance ("NYAG and DOI"). The settlements resolved outstanding litigation filed by the SEC, NYAG and DOI against AIG and conclude negotiations with these authorities and the DOJ in connection with the accounting, financial reporting and insurance brokerage practices of AIG and its subsidiaries, as well as claims relating to the underpayment of certain workers compensation premium taxes and other assessments. As a result of the settlement, the Company obtained temporary permission from the SEC to continue to serve as a depositor for separate accounts. The Company expects permanent permission to be forthcoming, as the SEC has granted this type of relief to others in the past in similar circumstances. There is no assurance that permanent permission will be granted, however.

FINANCIAL STATEMENTS

AIG SUPPORT AGREEMENT

AIG has entered into a support agreement with the Company under which AIG has agreed to cause the Company to maintain a minimum net worth and liquidity to meet its policy obligations. The support agreement requires AIG to make payments solely to the Company and not to the policyholders. Under no circumstance can a policyholder proceed directly against AIG for payment on its own behalf; all actions under the support agreements must be brought by the Company, or if the Company fails to enforce its rights, by a policyholder on behalf of the Company.

WHERE YOU CAN FIND MORE INFORMATION

The SEC allows us to "incorporate by reference" some of the information the Company and AIG files with the SEC, which means that we can disclose important information to you by referring you to those documents. The information incorporated by reference is considered to be a part of this prospectus.

We incorporate by reference the consolidated financial statements (including notes and financial statement schedules thereto) and management's assessment of the effectiveness of internal control over financial reporting (which is included in Management's Report on Internal Control Over Financial Reporting) of AIG included in AIG's Amended Annual Report on Form 10-K/A for the year ended December 31, 2005, filed on June 19, 2006, in reliance on the report (which contains an adverse opinion on the effectiveness of internal control over financial reporting) of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

AIG is subject to the informational requirements of the Exchange Act. AIG files reports and other information with the SEC to meet those requirements. AIG files this information electronically pursuant to EDGAR, and it is available to the public through the SEC's website at http://www.sec.gov. You can also inspect and copy this information at SEC public facilities at the following locations:

WASHINGTON, DISTRICT OF COLUMBIA
100 F. Street, N.E., Room 1580
Washington, DC 20549

CHICAGO, ILLINOIS
175 W. Jackson Boulevard
Chicago, IL 60604

NEW YORK, NEW YORK
3 World Financial, Room 4300
New York, NY 10281

To obtain copies by mail contact the Washington, D.C. location. After you pay the fees as prescribed by the rules and regulations of the SEC, the required documents are mailed. The Company will provide without charge to each person to whom this prospectus is delivered, upon written or oral request, a copy of the above documents incorporated by reference. Requests for these documents should be directed to the Company's Annuity Service Center, as follows:

AIG SunAmerica Life Assurance Company
Annuity Service Center
P.O. Box 54299
Los Angeles, California 90054-0299
Telephone Number: (800) 445-SUN2

The financial statements of the Company, the Separate Account and American Home can be found in the Statement of Additional Information ("SAI"). You may obtain a free copy of this SAI if you contact our Annuity Service Center at 800/445-SUN2.

REGISTRATION STATEMENTS

Registration statements under the Securities Act of 1933, as amended, related to the contracts offered by this prospectus are on file with the SEC. This prospectus does not contain all of the information contained in the registration statements and exhibits. For further information regarding the Separate Account, the Company and its general account, the Variable Portfolios and the contract, please refer to the registration statements and exhibits.

TABLE OF CONTENTS OF

STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

Additional information concerning the operations of the Separate Account is contained in the Statement of Additional Information, which is available without charge upon written request. Please use the request form at the back of this prospectus and send it to our Annuity Service Center at P.O. Box 54299, Los Angeles, California 90054-0299 or by calling 800/445-SUN2. The contents of the SAI are listed below.

Separate Account............................................    3
American Home Assurance Company.............................    3
General Account.............................................    3
Support Agreement Between the Company and AIG...............    3
Performance Data............................................    3
Annuity Income Payments.....................................    6
Annuity Unit Values.........................................    6
Taxes.......................................................    9
Distribution of Contracts...................................   14
Financial Statements........................................   14

APPENDIX A - DEATH BENEFITS FOLLOWING

SPOUSAL CONTINUATION
--------------------------------------------------------------------------------

The following details the death benefit options and EstatePlus benefit available upon the Continuing Spouse's death. The death benefit we will pay to the new Beneficiary chosen by the Continuing Spouse varies depending on the death benefit option elected by the original owner of the contract, and the age of the Continuing Spouse as of the Continuation Date and Continuing Spouse's date of death.

Capitalized terms used in this Appendix have the same meaning as they have in the prospectus.

The term "Continuation Net Purchase Payment" is used frequently in describing the death benefit payable upon a spousal continuation. We define Continuation Net Purchase Payment as Net Purchase Payments made as of the Continuation Date. For the purpose of calculating Continuation Net Purchase Payments, the amount that equals the contract value on the Continuation Date, including the Continuation Contribution, is considered a Purchase Payment. If the Continuing Spouse makes no additional Purchase Payments or withdrawals, the Continuation Net Purchase Payments equals the contract value on the Continuation Date, including the Continuation Contribution, if any.

The term "withdrawals" as used in describing the death benefits is defined as withdrawals and the fees and charges applicable to those withdrawals.

THE COMPANY WILL NOT ACCEPT PURCHASE PAYMENTS FROM ANYONE AGE 86 OR OLDER. THEREFORE, THE DEATH BENEFIT CALCULATIONS DESCRIBED BELOW ASSUME THAT NO PURCHASE PAYMENTS ARE RECEIVED ON OR AFTER YOUR 86TH BIRTHDAY.

A.  DEATH BENEFIT PAYABLE UPON CONTINUING SPOUSE'S DEATH:

1. STANDARD DEATH BENEFIT

     If the Continuing Spouse is age 82 or younger on the Continuation Date, the death benefit will be the greater of:

     a. Contract value; or

     b. Continuation Net Purchase Payments.

If the Continuing Spouse is age 83-85 on the Continuation Date, the death benefit will be the greater of:

     a. Contract value; or

     b. The lesser of:

        (1) Continuation Net Purchase Payments; or

        (2) 125% of the contract value.

If the Continuing Spouse is age 86 and older on the Continuation Date, the death benefit is equal to the contract value.

2. PURCHASE PAYMENT ACCUMULATION OPTION

If the Continuing Spouse is age 74 or younger on the Continuation Date, the death benefit will be the greatest of:

     a. Contract value; or

     b. Continuation Net Purchase Payments, compounded at 3% annual growth rate, to the earlier of the Continuing Spouse's 75th birthday or date of death, reduced for withdrawals after the 75th birthday in the same proportion that the contract value was reduced on the date of such withdrawal, and adjusted for any Continuation Net Purchase Payments received after the Continuing Spouse's 75th birthday; or

     c. Contract value on the seventh contract anniversary (from the original contract issue date), reduced for withdrawals since the seventh contract anniversary in the same proportion that the contract value was reduced on the date of such withdrawal, and adjusted for any Net Purchase Payments received after the seventh contract anniversary.

If the Continuing Spouse is age 75-82 on the Continuation Date, the death benefit will be the greatest of:

     a. Contract value; or

     b. Continuation Net Purchase Payments; or

     c. Maximum anniversary value on any contract anniversary that occurred after the Continuation Date, but prior to the Continuing Spouse's 83rd birthday. The anniversary value for any year is equal to the contract value on the applicable contract anniversary date, reduced for withdrawals since that contract anniversary in the same proportion that the contract value was reduced on the date of such withdrawal, and adjusted for any Continuation Net Purchase Payments received since that anniversary date.

If the Continuing Spouse is age 83-85 on the Continuation Date, then the death benefit will be the Standard Death Benefit described above and the fee for the Purchase Payment Accumulation option will no longer be deducted as of the Continuation Date.

If the Continuing Spouse is age 86 or older on the Continuation Date, the death benefit is equal to contract value.

If the Continuing Spouse is age 90 or older at the time of death, the death benefit is equal to contract value.

3. MAXIMUM ANNIVERSARY VALUE OPTION

If the Continuing Spouse is age 82 or younger on the Continuation Date, the death benefit will be the greatest of:

     a. Contract value; or

     b. Continuation Net Purchase Payments; or

     c. Maximum anniversary value on any contract anniversary that occurred after the Continuation Date, but prior to the Continuing Spouse's 83rd birthday. The anniversary value for any year is equal to the contract value on the applicable contract anniversary date after the Continuation Date, reduced for withdrawals since that contract anniversary in the same proportion that the contract value was reduced on the date of such withdrawal, and adjusted for any Continuation Net Purchase Payments received since that anniversary date.

If the Continuing Spouse is age 83-85 on the Continuation Date, the death benefit will be the Standard Death Benefit described above and the fee for the Maximum Anniversary Value option will not longer be deducted as of the Continuation Date.

If the Continuing Spouse is age 86 and older on the Continuation Date, the death benefit is equal to contract value. If the Continuing Spouse is age 90 or older at the time of death, the death benefit is equal to contract value.

B.  THE ESTATEPLUS BENEFIT PAYABLE UPON CONTINUING SPOUSE'S DEATH:

The EstatePlus benefit is only available if the original owner elected EstatePlus and the Continuing Spouse is age 80 or younger on the Continuation Date. EstatePlus benefit is not payable after the Latest Annuity Date.

If the Continuing Spouse had earnings in the contract at the time of his/her death, we will add a percentage of those earnings (the "EstatePlus Percentage"), subject to a maximum dollar amount (the "Maximum EstatePlus Percentage"), to the death benefit payable. The contract year of death will determine the EstatePlus Percentage and the Maximum EstatePlus Benefit. The EstatePlus benefit, if any, is added to the death benefit payable under the Purchase Payment Accumulation or the Maximum Anniversary Value option.

On the Continuation Date, if the Continuing Spouse is 69 or younger, the table below shows the available EstatePlus benefit:

----------------------------------------------------------------------------------------------
CONTRACT YEAR OF DEATH   ESTATEPLUS PERCENTAGE            MAXIMUM ESTATEPLUS BENEFIT
----------------------------------------------------------------------------------------------
       Years 0-4           25% of Earnings        40% of Continuation Net Purchase Payments
----------------------------------------------------------------------------------------------
       Years 5-9           40% of Earnings        65% of Continuation Net Purchase Payments*
----------------------------------------------------------------------------------------------
       Years 10+           50% of Earnings        75% of Continuation Net Purchase Payments*
----------------------------------------------------------------------------------------------

On the Continuation Date, if the Continuing Spouse is between his/her 70th and 81st birthdays, table below shows the available EstatePlus benefit:

---------------------------------------------------------------------------------------------
CONTRACT YEAR OF DEATH   ESTATEPLUS PERCENTAGE           MAXIMUM ESTATEPLUS BENEFIT
---------------------------------------------------------------------------------------------
  All Contract Years       25% of Earnings       40% of Continuation Net Purchase Payments*
---------------------------------------------------------------------------------------------

* PURCHASE PAYMENTS RECEIVED AFTER THE 5TH ANNIVERSARY OF THE CONTINUATION DATE MUST REMAIN IN THE CONTRACT FOR AT LEAST 6 FULL MONTHS TO BE INCLUDED AS PART OF THE CONTINUATION NET PURCHASE PAYMENTS FOR THE PURPOSE OF THE MAXIMUM ESTATEPLUS PERCENTAGE CALCULATION.

What is the Contract Year of Death?

Contract Year of Death is the number of full 12-month periods starting on the Continuation Date and ending on the Continuing Spouse's date of death. The Contract Year of Death is used to determine the EstatePlus Percentage and Maximum EstatePlus Benefit as indicated in the tables above.

What is the EstatePlus Percentage?

We determine the EstatePlus benefit using the EstatePlus Percentage, as indicated in the tables above, which is a specified percentage of the earning in the contract at the time of the Continuing Spouse's death. For the purpose of this calculation, earnings equals (1) minus (2) where:

     (1) equals the contract value on the Continuing Spouse's date of death;

     (2) equals the Continuation Net Purchase Payment(s).

What is the Maximum EstatePlus Benefit?

The EstatePlus Benefit is subject to a maximum dollar amount. The Maximum EstatePlus Benefit is equal to a specified percentage of the Continuation Net Purchase Payments, as indicated in the tables above.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE SPOUSAL CONTINUATION PROVISION (IN ITS ENTIRETY OR ANY COMPONENT) AT ANY TIME WITH RESPECT TO PROSPECTIVELY ISSUED CONTRACTS.

APPENDIX B - OPTIONAL LIVING BENEFIT EXAMPLES
--------------------------------------------------------------------------------

The following examples demonstrate the operation of the Seasons Income Rewards, MarketLock and MarketLock For Two features:

SEASONS INCOME REWARDS

     EXAMPLE 1 OF SEASONS INCOME REWARDS:

     Assume you elect Seasons Income Rewards Option 2 and you invest a single Purchase Payment of $100,000. If you make no additional Purchase Payments and no withdrawals, your Withdrawal Benefit Base is $100,000 on the Benefit Availability Date.

     Your Stepped-Up Benefit Base equals Withdrawal Benefit Base plus the Step-Up Amount ($100,000 + (20% X $100,000) = $120,000). Your Maximum
     Annual Withdrawal Amount as of the Benefit Availability Date is 10% of your Withdrawal Benefit Base ($100,000 X 10% = $10,000). The Minimum Withdrawal Period is equal to the Stepped-Up Benefit Base divided by the Maximum Annual Withdrawal Amount, which is 12 years ($120,000/$10,000). Therefore, you may take up to $120,000 in withdrawals of up to $10,000 annually over a minimum of 12 years beginning on or after the Benefit Availability Date.

     EXAMPLE 2 - IMPACT OF WITHDRAWALS PRIOR TO THE BENEFIT AVAILABILITY DATE
                 FOR SEASONS INCOME REWARDS OPTIONS 1 AND 2:

     Assume you elect Seasons Income Rewards Option 2 and you invest a single Purchase Payment of $100,000. You make a withdrawal of $11,000 prior to the Benefit Availability Date. Prior to the withdrawal, your contract value is $110,000. You make no other withdrawals before the Benefit Availability Date.

     Immediately following the withdrawal, your Withdrawal Benefit Base is recalculated by first determining the proportion by which your contract value was reduced by the withdrawal ($11,000/$110,000 = 10%). Next, we reduce your Withdrawal Benefit Base by the percentage by which the contract value was reduced by the withdrawal ($100,000 - (10% X 100,000) = $90,000).
     Since the Step-Up Amount is zero because a withdrawal was made prior to the Benefit Availability Date, your Stepped-Up Benefit Base on the Benefit Availability Date equals your Withdrawal Benefit Base. Therefore, the Stepped-Up Benefit Base also equals $90,000. Your Maximum Annual Withdrawal Amount is 10% of the Withdrawal Benefit Base on the Benefit Availability Date ($90,000). This equals $9,000. Therefore, you may take withdrawals of up to $9,000 annually over a minimum of 10 years ($90,000/$9,000 = 10).

     EXAMPLE 3 - IMPACT OF WITHDRAWALS PRIOR TO THE BENEFIT AVAILABILITY DATE
                 FOR SEASONS INCOME REWARDS OPTION 3:

     Assume you elect Seasons Income Rewards Option 3 and you invest a single Purchase Payment of $100,000. You make a withdrawal of $11,000 prior to the Benefit Availability Date. Prior to the withdrawal, your contract value is $110,000. You make no other withdrawals before the Benefit Availability Date.

     Immediately following the withdrawal, your Withdrawal Benefit Base is recalculated by first determining the proportion by which your contract value was reduced by the withdrawal ($11,000/$110,000 = 10%). Next, we reduce your Withdrawal Benefit Base by the percentage by which the contract value was reduced by the withdrawal ($100,000 - (10% X 100,000) = $90,000).
     Since the withdrawal occurred prior to the Benefit Availability Date, your Step-Up Amount will be reduced to 30% of your Withdrawal Benefit Base ((30% X $90,000) = $27,000). Therefore, your Stepped-Up Benefit Base on the Benefit Availability Date equals the Withdrawal Benefit Base plus the Step-Up Amount (($90,000 + $27,000) = $117,000). Your Maximum Annual
     Withdrawal Amount is 10% of the Withdrawal Benefit Base on the Benefit Availability Date ($90,000). This equals $9,000. Therefore, you may take withdrawals of up to $9,000 annually over a minimum of 13 years ($117,000/$9,000 = 13).

     EXAMPLE 4 - IMPACT OF WITHDRAWALS LESS THAN OR EQUAL TO MAXIMUM ANNUAL
                 WITHDRAWAL AMOUNT AFTER THE BENEFIT AVAILABILITY DATE FOR SEASONS INCOME REWARDS:

     Assume you elect Seasons Income Rewards Option 2 and you invest a single Purchase Payment of $100,000. You make a withdrawal of $7,500 during the first year after the Benefit Availability Date.

     Because the withdrawal is less than or equal to your Maximum Annual Withdrawal Amount ($10,000), your Stepped-Up Benefit Base ($120,000) is reduced by the total dollar amount of the withdrawal ($7,500). Your new Stepped-Up Benefit Base equals $112,500. Your Maximum Annual Withdrawal Amount remains $10,000. Your new Minimum Withdrawal Period following the withdrawal is equal to the new Stepped-Up Benefit Base divided by your current Maximum Annual Withdrawal Amount, ($112,500/$10,000). Therefore, you may take withdrawals of up to $10,000 annually over a minimum of 11 years, plus $2,500 in the last Benefit Year.

     EXAMPLE 5 - IMPACT OF WITHDRAWALS IN EXCESS OF MAXIMUM ANNUAL WITHDRAWAL
                 AMOUNT AFTER THE BENEFIT AVAILABILITY DATE FOR SEASONS INCOME
                 REWARDS:

     Assume you elect Seasons Income Rewards Option 2 and you invest a single Purchase Payment of $100,000. Your Withdrawal Benefit Base is $100,000 and your Stepped-Up Benefit Base is $120,000. You make a withdrawal of $15,000 during the first year after the Benefit Availability Date. Your contract value is $125,000 at the time of the withdrawal.

     Because the withdrawal is greater than your Maximum Annual Withdrawal Amount ($10,000), we recalculate your Stepped-Up Benefit Base ($120,000) by taking the lesser of two calculations. For the first calculation, we deduct the amount of the withdrawal from the Stepped-Up Benefit Base ($120,000 - $15,000 = $105,000). For the second calculation, we deduct the amount of the Maximum Annual Withdrawal Amount from the Stepped-Up Benefit Base ($120,000 - $10,000 = $110,000). Next, we calculate the excess portion of the withdrawal ($5,000) and determine the proportion by which the contract value was reduced by the excess portion of the withdrawal ($5,000 /$125,000 = 4%). Finally we reduce $110,000 by that proportion (4%) which equals $105,600. Your Stepped-Up Benefit Base is the lesser of these two calculations or $105,000. The Minimum Withdrawal Period following the withdrawal is equal to the Minimum Withdrawal Period at the end of the prior year (12 years) reduced by one year (11 years). Your Maximum Annual Withdrawal Amount is your Stepped-Up Benefit Base divided by your Minimum Withdrawal Period ($105,000/11), which equals $9,545.45.

MARKETLOCK AND MARKETLOCK FOR TWO EXAMPLES

The following examples demonstrate the operation of the MarketLock and MarketLock for Two features:

     EXAMPLE 1:

     Assume you elect MarketLock and you invest a single Purchase Payment of $100,000, and that you make no additional Purchase Payments and no withdrawals before the 1st contract anniversary. Assume that on your 1st contract anniversary, your contract value is $105,000.

     Your initial MAV Benefit Base is equal to 100% of your Eligible Purchase Payments, or $100,000. On your first contract Anniversary, your MAV Benefit Base is equal to the greater of your current MAV Benefit Base ($100,000), or your contract value ($105,000), which is $105,000. Your Maximum Annual Withdrawal Amount if you were to start taking withdrawals following your first contract anniversary is 5% of the Benefit Base (5% x $105,000 = $5,250). The Minimum Withdrawal Period is equal to the MAV Benefit Base divided by the Maximum Annual Withdrawal Amount, which is 20 years ($105,000/$5,250). Therefore, as of your 1st contract anniversary, you may take up to $105,000 in withdrawals of up to $5,250 annually over a minimum of 20 years. However, if the first withdrawal occurs on or after the older owner's 65th birthday and no withdrawal ever exceeds 5% of each year's MAV Benefit Base, then all such withdrawals are guaranteed for the lifetime of the older owner and the Minimum Withdrawal Period does not apply unless lifetime withdrawals are terminated.

     EXAMPLE 2:

     Assume you elect MarketLock and you invest a single Purchase Payment of $100,000, and that you make no additional Purchase Payments and no withdrawals before the 5th contract anniversary. Assume that your contract anniversary values and MAV Benefit Base values are as follows:

-----------------------------------------------------------------------------------------------
          ANNIVERSARY                   CONTRACT VALUE                 MAV BENEFIT BASE
-----------------------------------------------------------------------------------------------
              1st                          $105,000                        $105,000
-----------------------------------------------------------------------------------------------
              2nd                          $115,000                        $115,000
-----------------------------------------------------------------------------------------------
              3rd                          $107,000                        $115,000
-----------------------------------------------------------------------------------------------
              4th                          $110,000                        $115,000
-----------------------------------------------------------------------------------------------
              5th                          $120,000                        $120,000
-----------------------------------------------------------------------------------------------

     On your 5th anniversary, your contract value is $120,000, and your MAV Benefit Base is stepped-up to $120,000. Your Maximum Annual Withdrawal Amount if you were to start taking withdrawals after your 5th contract anniversary is 7% of the MAV Benefit Base (7% x $120,000 = $8,400). The Minimum Withdrawal Period is equal to the MAV Benefit Base divided by the Maximum Annual Withdrawal Amount, which is 14.28 years ($120,000/$8,400). Therefore, as of your 5th contract anniversary, you may take $120,000 in withdrawals of up to $8,400 annually over a minimum of 14 years, plus $2,400 in the last Benefit Year.

     EXAMPLE 3 - IMPACT OF WITHDRAWALS LESS THAN OR EQUAL TO MAXIMUM ANNUAL
                 WITHDRAWAL AMOUNT:

     Assume you elect MarketLock, and you invest a single Purchase Payment of $100,000 with no additional Purchase Payments and no withdrawals before the 5th contract anniversary, and contract values and MAV Benefit Base values as described in EXAMPLE 2 above. During your 6th contract Year, after your 5th contract anniversary, you make a withdrawal of $4,500. Because the withdrawal is less than or equal to your Maximum Annual Withdrawal Amount ($8,400), your MAV Benefit Base ($120,000) is reduced by the total dollar amount of the withdrawal ($4,500). Your new MAV Benefit Base equals $115,500. Your Maximum Annual Withdrawal Amount remains $8,400. Your new Minimum Withdrawal Period following the withdrawal is equal to the new MAV Benefit Base divided by your current Maximum Annual Withdrawal Amount, ($115,500/$8,400). Therefore, following this first withdrawal of $4,500, you may take withdrawals of up to $8,400 annually over the next 13 years, plus $6,300 in the last Benefit Year.

     EXAMPLE 4 - IMPACT OF WITHDRAWALS IN EXCESS OF MAXIMUM ANNUAL WITHDRAWAL
                 AMOUNT:

     Assume you elect MarketLock, and you invest a single Purchase Payment of $100,000 with no additional Purchase Payments and no withdrawals before the 5th contract anniversary, and contract values and MAV Benefit Base values as described in EXAMPLE 2 above. Also assume that during your 6th contract Year, after your 5th contract anniversary, your contract value is $118,000 and you make a withdrawal of $11,688. Because the withdrawal is greater than your Maximum Annual Withdrawal Amount ($8,400), this withdrawal includes an Excess Withdrawal. In this case, the amount of the Excess Withdrawal is the total amount of the withdrawal less your Maximum Annual Withdrawal Amount ($11,688 - $8,400), or $3,288. First, we process the portion of your withdrawal that is not the Excess Withdrawal, which is $8,400 from the contract value and the MAV Benefit Base. Your contract value after this portion of the withdrawal is $109,600 ($118,000 - $8,400). Your MAV Benefit Base after this portion of your withdrawal is $111,600 ($120,000 - $8,400). Next, we recalculate your MAV Benefit Base by taking the lesser of two calculations. For the first calculation, we deduct the amount of the Excess Withdrawal from the MAV Benefit Base
     ($111,600 - $3,288 = $108,312). For the second calculation, we reduce the MAV Benefit Base by the proportion by which the contract value was reduced by the Excess Withdrawal ($106,312 /$109,600= 97%), or $111,600 * 97% which equals $108,252. Your MAV Benefit Base is the lesser of these two calculations, or $108,252. The Minimum Withdrawal Period following the excess withdrawal is equal to the Minimum Withdrawal Period at the end of the prior year (14.28 years) reduced by one year (13.28 years). Your new Maximum Annual Withdrawal Amount following the excess withdrawal is your MAV Benefit Base divided by your Minimum Withdrawal Period ($108,252/13.28), which equals $8,151.51.

     EXAMPLE 5:

     Assume you elect MarketLock For Two and you invest a single Purchase Payment of $100,000, and that you make no additional Purchase Payments and no withdrawals before the 1st contract anniversary. Assume that on your 1st contract anniversary, your contract value is $105,000.

     Your initial MAV Benefit Base is equal to 100% of your Eligible Purchase Payments, or $100,000. On your first contract Anniversary, your MAV Benefit Base is equal to the greater of your current MAV Benefit Base ($100,000), or your contract value ($105,000), which is $105,000. Your Maximum Annual Withdrawal Amount if you were to start taking withdrawals (when the younger of you and if applicable, your spouse is at least 63 years old but younger than 76 years old) is 5% of the MAV Benefit Base (5% x $105,000 = $5,250). Therefore, as of your 1st contract anniversary, you may take up to $105,000 in withdrawals of up to $5,250 annually as long as at least one of you or your spouse is alive.

     EXAMPLE 6:

     Assume you elect MarketLock For Two and you invest a single Purchase Payment of $100,000, and that you make no additional Purchase Payments. Assume that your contract anniversary values and MAV Benefit Base values are as follows:

-----------------------------------------------------------------------------------------------
          ANNIVERSARY                   CONTRACT VALUE                 MAV BENEFIT BASE
-----------------------------------------------------------------------------------------------
              1st                          $105,000                        $105,000
-----------------------------------------------------------------------------------------------
              2nd                          $115,000                        $115,000
-----------------------------------------------------------------------------------------------
              3rd                          $107,000                        $115,000
-----------------------------------------------------------------------------------------------
              4th                          $110,000                        $115,000
-----------------------------------------------------------------------------------------------
              5th                          $120,000                        $120,000
-----------------------------------------------------------------------------------------------

     On your 5th anniversary, your contract value is $120,000, and your MAV Benefit Base is stepped-up to $120,000. Your Maximum Annual Withdrawal Amount if you were to start taking withdrawals (provided the younger of you or your spouse is at least 76) is 6% of the MAV Benefit Base (6% x $120,000 = $7,200). Therefore, you may take up to $7,200 annually while at least one of you or your spouse is alive.

     EXAMPLE 7 - IMPACT OF WITHDRAWALS IN EXCESS OF MAXIMUM ANNUAL WITHDRAWAL
                 AMOUNT:

     Assume you elect MarketLock for Two, and you invest a single Purchase Payment of $100,000 with no additional Purchase Payments and no withdrawals before the 5th contract anniversary, and contract values and Benefit Base values as described in EXAMPLE 2 above. Also assume that during your 6th contract year, after your 5th contract anniversary, your contract value is $118,000 and you make a withdrawal of $11,632. Because the withdrawal is greater than your Maximum Annual Withdrawal Amount ($7,200), this withdrawal includes an Excess Withdrawal. In this case, the amount of the Excess Withdrawal is the total amount of the withdrawal less your Maximum Annual Withdrawal Amount ($11,6321 - $7,200), or $4,432. First, we process the portion of your withdrawal that is not the Excess Withdrawal, which is $7,200. Your contract value after this portion of the withdrawal is $110,800 ($118,000 -- $7,200), but your Benefit Base is unchanged. Next, we recalculate your Benefit Base by reducing the Benefit Base by the proportion by which the contract value was reduced by the Excess Withdrawal ($4,432/$110,800 = 4%), or $120,000 x 96% which equals $115,200. Your new
     Maximum Annual Withdrawal Amount is your Benefit Base multiplied by your Maximum Annual Withdrawal percentage ($115,200 * 6%), which equals $6,912. Therefore, you may take up to $6,912 annually while at least one of you or your spouse is alive.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 APPENDIX C - STATE CONTRACT AVAILABILITY AND/OR VARIATIONS OF CERTAIN FEATURES
                                  AND BENEFITS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
      PROSPECTUS PROVISION                          AVAILABILITY OR VARIATION                          STATES
--------------------------------------------------------------------------------------------------------------------
 Administration Charge             Contract Maintenance Fee is $30.                              North Dakota
--------------------------------------------------------------------------------------------------------------------
 Administration Charge             Charge will be deducted pro-rata from variable portfolios     Washington
                                   only. If Purchase Payments are allocated among Fixed
                                   Accounts only, no charge will be deducted.
--------------------------------------------------------------------------------------------------------------------
 Death Benefits                    The standard and Maximum Anniversary Value death benefits     Washington
                                   are only available to contract owners or continuing spouses who are age 82 and younger. The Purchase Payment
                                   Accumulation death benefit is not available.
--------------------------------------------------------------------------------------------------------------------
 Free Look                         Free Look period is 20 days.                                  Idaho
                                                                                                 North Dakota
                                                                                                 Utah
--------------------------------------------------------------------------------------------------------------------
 Free Look                         Free Look period is 30 days.                                  Alaska
--------------------------------------------------------------------------------------------------------------------
 Free Look                         If you reside in Arizona and are age 65 or older on your      Arizona
                                   Contract Date, the Free Look period is 30 days
--------------------------------------------------------------------------------------------------------------------
 Free Look                         If you reside in California and are age 60 or older on your   California
                                   Contract Date, the Free Look period is 30 days.
--------------------------------------------------------------------------------------------------------------------
 Free Look                         If you cancel your contract during the Free Look period, we   Minnesota
                                   return the greater of (1) your Purchase Payments; or (2) the value of your contract.
--------------------------------------------------------------------------------------------------------------------
 Free Look                         If you cancel your contract during the Free Look period, we   Colorado
                                   return the Purchase Payment(s) paid.                          Delaware
                                                                                                 Georgia
                                                                                                 Hawaii
                                                                                                 Idaho
                                                                                                 Iowa
                                                                                                 Kansas
                                                                                                 Louisiana
                                                                                                 Massachusetts
                                                                                                 Michigan
                                                                                                 Missouri
                                                                                                 Nebraska
                                                                                                 Nevada
                                                                                                 New Hampshire
                                                                                                 North Carolina
                                                                                                 Ohio
                                                                                                 Oklahoma
                                                                                                 Rhode Island
                                                                                                 South Carolina
                                                                                                 Utah
                                                                                                 Washington
                                                                                                 West Virginia
--------------------------------------------------------------------------------------------------------------------
 EstatePlus                        Not Available                                                 Washington
--------------------------------------------------------------------------------------------------------------------
 Income Options                    You may switch to the income phase any time after your first  Florida contract anniversary.
--------------------------------------------------------------------------------------------------------------------
 Maximum Issue Age                 We will not issue this contract to anyone age 83 or older.    Washington
--------------------------------------------------------------------------------------------------------------------
 Minimum Contract Value            $500                                                          Texas
--------------------------------------------------------------------------------------------------------------------
 Premium Tax                       We do not deduct premium tax charges when you surrender your  New Mexico
                                   contract or begin the Income Phase.                           Texas
                                                                                                 Washington
--------------------------------------------------------------------------------------------------------------------
 Seasons Promise, Seasons Income   Charge will be deducted pro-rata from Variable Portfolios     Washington
 Rewards, MarketLock, MarketLock   only. If Purchase Payments are allocated among Fixed
 For Two                           Accounts only, no charge will be deducted.
--------------------------------------------------------------------------------------------------------------------
 Seasons Promise                   The fee for Seasons Promise is as follows:                    Oregon
                                   Years 0-7  0.65%                                              Washington
                                   Years 8-10 0.30%
                                   Years 11+ 0.00%
--------------------------------------------------------------------------------------------------------------------
 Systematic Withdrawal             Minimum withdrawal amount is $250 per withdrawal or the       Minnesota
                                   penalty free withdrawal amount.                               Oregon
--------------------------------------------------------------------------------------------------------------------
 Transfer Privilege                Any transfer over the limit of 15 will incur a $10 transfer   Pennsylvania
                                   fee.                                                          Texas
--------------------------------------------------------------------------------------------------------------------
 Withdrawals                       The minimum amount that must remain in the contract after a   Texas
                                   partial withdrawal is $500.
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   Please forward a copy (without charge) of the Seasons Elite Variable Annuity Statement of Additional Information to:

             (Please print or type and fill in all information.)

        ----------------------------------------------------------------
        Name

        ----------------------------------------------------------------
        Address

        ----------------------------------------------------------------
        City/State/Zip

Date:                                 Signed:
-----------------------------------   -----------------------------------

   Return to: AIG SunAmerica Life Assurance Company, Annuity Service Center, P.O. Box 54299, Los Angeles, California 90054-0299
--------------------------------------------------------------------------------

                       STATEMENT OF ADDITIONAL INFORMATION

          FIXED AND VARIABLE GROUP DEFERRED ANNUITY CONTRACTS ISSUED BY

                         VARIABLE ANNUITY ACCOUNT FIVE
            Seasons Tripe Elite and Seasons Elite Variable Annuities

                DEPOSITOR: AIG SunAmerica Life Assurance Company

This Statement of Additional Information is not a prospectus; it should be read with the prospectus dated September 29, 2006 relating to the annuity contracts described above, a copy of which may be obtained without charge by calling 800/445-SUN2 or by written request addressed to:

                     AIG SunAmerica Life Assurance Company
                             ANNUITY SERVICE CENTER
                                  PO. BOX 54299
                       LOS ANGELES, CALIFORNIA 90054-0299


  THE DATE OF THIS STATEMENT OF ADDITIONAL INFORMATION IS SEPTEMBER 29, 2006.

TABLE OF CONTENTS
Separate Account............................................    3

American Home Assurance Company.............................    3

General Account.............................................    3

Support Agreement Between the Company and AIG...............    3

Master-Feeder Structure.....................................    3

Performance Data............................................    3

Annuity Income Payments.....................................    6

Death Benefits for Contracts Issued Prior to
  August 2, 2004............................................    6

Annuity Unit Values.........................................    6

Taxes.......................................................    9

Distribution of Contracts...................................   14

Financial Statements........................................   14

                                        2

SEPARATE ACCOUNT
--------------------------------------------------------------------------------

Variable Annuity Account Five ("Separate Account") was originally established by Anchor National Life Insurance Company (the "Anchor National") on July 3, 1996 pursuant to the provisions of Arizona law, as a segregated asset account of the Anchor National. Anchor National has since redomesticated to Arizona. Effective March 1, 2003, Anchor National changed its name to AIG SunAmerica Life Assurance Company (the "Company"). This was a name change only and did not affect the substance of any contract. The Separate Account meets the definition of a "Separate Account" under the federal securities laws and is registered with the SEC as a unit investment trust under the Investment Company Act of 1940. This registration does not involve supervision of the management of the Separate Account or the Company by the SEC.

The assets of the Separate Account are the property of the Company. However, the assets of the Separate Account, equal to its reserves and other contract liabilities, are not chargeable with liabilities arising out of any other business the Company may conduct.

Income, gains, and losses, whether or not realized, from assets allocated to the Separate Account are credited to or charged against the Separate Account without regard to other income, gains, or losses of the Company.

The Separate Account is divided into SELECT PORTFOLIOS, FOCUSED PORTFOLIOS and/or SEASONS STRATEGIES (collectively referred to herein as "VARIABLE PORTFOLIOS"), with the assets of each VARIABLE PORTFOLIO invested in the shares of one or more underlying investment portfolios. The Company does not guarantee the investment performance of the Separate Account, its VARIABLE PORTFOLIOS or the underlying investment portfolios. Values allocated to the Separate Account and the amount of variable Annuity Income Payments will vary with the values of shares of the underlying investment portfolios, and are also reduced by insurance charges and fees.

The basic objective of a variable annuity contract is to provide variable Annuity Income Payments which will be to some degree responsive to changes in the economic environment, including inflationary forces and changes in rates of return available from various types of investments. The contract is designed to accomplish this objective by providing that variable annuity payments will reflect the investment performance of the Separate Account with respect to amounts allocated to it both before and after the Annuity Date. Since the Separate Account is always fully invested in shares of the underlying investment portfolios, its investment performance reflects the investment performance of those entities. The values of such shares held by the Separate Account fluctuate and are subject to the risks of changing economic conditions as well as the risk inherent in the ability of the underlying funds' managements to make necessary changes in their VARIABLE PORTFOLIOS to anticipate changes in economic conditions. Therefore, the owner bears the entire investment risk that the basic objectives of the contract may not be realized, and that the adverse effects of inflation may not be lessened. There can be no assurance that the aggregate amount of variable Annuity Income Payments will equal or exceed the Purchase Payments made with respect to a particular account for the reasons described above, or because of the premature death of an Annuitant.

Another important feature of the contract related to its basic objective is the Company's promise that the dollar amount of variable Annuity Income Payments made during the lifetime of the Annuitant will not be adversely affected by the actual mortality experience of the Company or the actual expenses incurred by the Company in excess of expense deductions provided for in the contract (although the Company does not guarantee the amounts of the variable Annuity Income Payments).

AMERICAN HOME ASSURANCE COMPANY
--------------------------------------------------------------------------------

American Home Assurance Company ("American Home") is a stock property-casualty insurance company incorporated under the laws of the State of New York on February 7, 1899. American Home's principal executive office is located at 70 Pine Street, New York, New York 10270. American Home is licensed in all 50 states of the United States and the District of Columbia, as well as certain foreign jurisdictions, and engages in a broad range of insurance and reinsurance activities. American Home is a wholly owned subsidiary of American International Group, Inc. ("AIG").



GENERAL ACCOUNT
--------------------------------------------------------------------------------

The General Account is made up of all of the general assets of the Company other than those allocated to the Separate Account or any other segregated asset account of the Company. A Purchase Payment may be allocated to a fixed account option and the DCA fixed accounts available in connection with the general account, as elected by the owner purchasing a contract. Other fixed account options may be available to you. Please refer to your contract for additional information. Assets supporting amounts allocated to a fixed investment option become part of the Company's general account assets and are available to fund the claims of all classes of customers of the Company, as well as of its creditors. Accordingly, all of the Company's assets held in the general account will be available to fund the Company's obligations under the contracts as well as such other claims. The Company will invest the assets of the general account in the manner chosen by the Company and allowed by applicable state laws regarding the nature and quality of investments that may be made by life insurance companies and the percentage of their assets that may be committed to any particular type of investment. In general, these laws permit investments, within specified limits and subject to certain qualifications, in federal, state and municipal obligations, corporate bonds, preferred and common stocks, real estate mortgages, real estate and certain other investments.


SUPPORT AGREEMENT BETWEEN THE COMPANY AND AIG
--------------------------------------------------------------------------------

The Company has a support agreement in effect between the Company and AIG (the "Support Agreement"), pursuant to which AIG has agreed that AIG will cause the Company to maintain a policyholder's surplus of not less than $1,000,000 or such greater amount as shall be sufficient to enable the Company to perform its obligations under any policy issued by it. The Support Agreement also provides that if the Company needs funds not otherwise available to it to make timely payment of its obligations under policies issued by it, AIG will provide such funds at the request of the Company. The Support Agreement is not a direct or indirect guarantee by AIG to any person of any obligations of the Company. AIG may terminate the Support Agreement with respect to outstanding obligations of the Company only under circumstances where the Company attains, without the benefit of the Support Agreement, a financial strength rating equivalent to that held by the Company with the benefit of the Support Agreement. Policyholders have the right to cause the Company to enforce its rights against AIG and, if the Company fails or refuses to take timely action to enforce the Support Agreement or if the Company defaults in any claim or payment owed to such policyholder when due, have the right to enforce the Support Agreement directly against AIG.



MASTER-FEEDER STRUCTURE
--------------------------------------------------------------------------------

The following underlying funds currently do not buy individual securities directly: American Funds Global Growth SAST Portfolio, American Funds Growth SAST Portfolio, American Funds Growth-Income SAST Portfolio, and American Funds Asset Allocation SAST Portfolio (the "Feeder Funds"). Instead, each Feeder Fund invests all of its investment assets in a corresponding "Master Fund" of American Funds Insurance Series(R), managed by Capital Research and Management Company ("Capital Research").

Because each Feeder Fund invests all of its assets in a Master Fund, the investment adviser to the Feeder Funds, AIG SunAmerica Asset Management Company ("AIG SAAMCo") does not provide any portfolio management services for the Feeder Funds. AIG SAAMCo provides those services for the Feeder Funds that are normally provided by a fund's investment adviser with the exception of portfolio management. Such services include, but are not limited to: monitoring the ongoing investment performance of the Master Funds, monitoring the Feeder Funds' other service providers, facilitating the distribution of Master Fund shareholder materials to Feeder Fund shareholders and providing such other services as are necessary or appropriate to the efficient operation of the Feeder Funds with respect to their investment in the corresponding Master Funds. Pursuant to its investment advisory agreement with SunAmerica Series Trust, AIG SAAMCo will provide these services so long as a Feeder Fund is a "feeder fund" investing in a Master Fund.

AIG SAAMCo has contractually agreed to waive 0.60% of its advisory fee for so long as the Feeder Fund is operated as a feeder fund. Under the master-feeder structure, however, each Feeder Fund may withdraw its entire investment from its corresponding Master Fund if the Feeder Fund Board determines that it is in the best interests of the Feeder Fund and its shareholders to do so. If the Portfolio ceases to operate as a "feeder fund," AIG SAAMCo will serve as investment manager for the Feeder Fund.

The terms "Feeder Fund" and "Master Fund" as used in the Prospectus are used for ease of relevant disclosure. There are a number of differences between arrangements commonly referred to as master-feeder funds, and the investments by the Feeder Funds in the Master Funds described in the Prospectus. These differences include the following:

   o Master funds commonly are not registered under the Securities Act of 1933. The Master Funds in which the Feeder Funds invest are registered under the Securities Act of 1933;

   o Master funds commonly sign the feeder funds' registration statement and have certain Securities Act liability with respect to the feeder funds' offering. The Board of Trustees of the Master Funds do not sign the Feeder Funds' registration statement and, therefore, do not incur any liability for the Feeder Funds offering;

   o Advisory fees commonly are assessed by the master fund, but not by the feeder fund. The Master Funds and the Feeder Funds both have investment advisory fees. (However, as described above, AIG SAAMCo's advisory fee is solely attributable to administrative services, not portfolio management. Moreover, AIG SAAMCo has contractually agreed to waive certain Feeder Fund advisory fees for as long as the Feeder Funds invest in a Master Fund); and

   o Master funds commonly sell their shares only to feeder funds. The Master Funds in which the Feeder Funds invest also sell their shares to separate accounts of life insurance companies to fund variable annuity contracts and variable life insurance contracts issued by the companies.

PERFORMANCE DATA
--------------------------------------------------------------------------------

From time to time the Separate Account may advertise the Cash Management Portfolio's "yield" and "effective yield." Both yield figures are based on historical earnings and are not intended to indicate future performance. The "yield" of the Cash Management Portfolio refers to the net income generated for a contract funded by an investment in the Portfolio (which invests in shares of the Cash Management Portfolio of Seasons Series Trust) over a seven-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the Portfolio is assumed to be reinvested at the end of each seven day period. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment. Neither the yield nor the effective yield takes into consideration the effect of any capital changes that might have occurred during the seven day period, nor do they reflect the impact of premium taxes or any withdrawal charges. The impact of other recurring charges (including the mortality and expense risk charge, distribution expense charge and contract maintenance fee) on both yield figures is, however, reflected in them to the same extent it would affect the yield (or effective yield) for a contract of average size.

The Separate Account may advertise "total return" data for its VARIABLE PORTFOLIOS as well as the Cash Management portfolio. Total return figures are based on historical data and are not intended to indicate future performance. The "total return" for a VARIABLE PORTFOLIO is a computed rate of return that, when compounded annually over a stated period of time and applied to a hypothetical initial investment in a contract funded by that VARIABLE PORTFOLIO made at the beginning of the period, will produce the same contract value at the end of the period that the hypothetical investment would have produced over the same period (assuming a complete redemption of the contract at the end of the period.) The effect of applicable Withdrawal Charges due to the assumed redemption will be reflected in the return figures, but may be omitted in additional return figures given for comparison.

CASH MANAGEMENT PORTFOLIO

Current yield is computed by first determining the Base Period Return attributable to a hypothetical contract having a balance of one Accumulation Unit at the beginning of a 7 day period using the formula:

                   Base Period Return = (EV - SV - CMF)/(SV)

    where:

        SV = value of one Accumulation Unit at the start of a 7 day period

        EV = value of one Accumulation Unit at the end of the 7 day period

        CMF = an allocated portion of the $35 annual Contract Maintenance Fee, prorated for 7 days

The change in the value of an Accumulation Unit during the 7 day period reflects the income received minus any expenses accrued, during such 7 day period. The Contract Maintenance Fee (CMF) is first allocated among the VARIABLE PORTFOLIOS and the general account so that each VARIABLE PORTFOLIOS's allocated portion of the fee is proportional to the percentage of the number of accounts that have money allocated to that VARIABLE PORTFOLIO. The fee is further reduced, for purposes of the yield computation, by multiplying it by the ratio that the value of the hypothetical contract bears to the value of an account of average size for contracts funded by the Cash Management Portfolio. Finally, as is done with the other charges discussed above, the result is multiplied by the fraction 7/365 to arrive at the portion attributable to the 7 day period.

The current yield is then obtained by annualizing the Base Period Return:

                 Current Yield = (Base Period Return) x (365/7)


The Cash Management Portfolio also quotes an "effective yield" that differs from the current yield given above in that it takes into account the effect of dividend reinvestment in the underlying fund. The effective yield, like the current yield, is derived from the Base Period Return over a 7 day period. However, the effective yield accounts for dividend reinvestment by compounding the current yield according to the formula:


     Effective Yield = [(Base Period Return + 1) TO THE POWER OF 365/7 - 1]


The yield quoted should not be considered a representation of the yield of the Cash Management Portfolio in the future since the yield is not fixed. Actual yields will depend on the type, quality and maturities of the investments held by the underlying fund and changes in interest rates on such investments. But also on factors such as an owner's account size (since the impact of fixed dollar charges will be greater for small accounts than for larger accounts.)


Yield information may be useful in reviewing the performance of the Cash Management Portfolio and for providing a basis for comparison with other investment alternatives. However, the Cash Management Portfolio's yield fluctuates, unlike bank deposits or other investments that typically pay a fixed yield for a stated period of time.


OTHER PORTFOLIOS

The Portfolios of the Separate Account other than the Cash Management Portfolio compute their performance data as "total return."

Total return for a Portfolio represents a single computed annual rate of return that, when compounded annually over a specified time period (one, five, and ten years, or since inception) and applied to a hypothetical initial investment in a contract funded by that Portfolio made at the beginning of the period, will produce the same contract value at the end of the period that the hypothetical investment would have produced over the same period. The total rate of return
(T) is computed so that it satisfies the formula:

                       P (1 + T) TO THE POWER OF n = ERV

    where:

        P = a hypothetical initial payment of $1,000

        T = average annual total return

        n = number of years

        ERV = redeemable value of a hypothetical $1,000 payment made at the beginning of the 1,5 or 10 year period as of the end of the period (or fractional portion thereof)

Standardized performance for the VARIABLE PORTFOLIOS available in this contract reflect total returns using the three year surrender charge schedule.

We may, from time to time, advertise other variations of performance along with the standardized performance as described above.

The total return figures reflect the effect of both non-recurring and recurring charges. The applicable Withdrawal Charge (if any) is deducted as of the end of the period, to reflect the effect of the assumed complete redemption. Total return figures are derived from historical data and are not intended to be a projection of future performance. Variable Annuity Account Five also funds other contracts which have been in existence longer than the Seasons Triple Elite Variable Annuity. The one year and since inception numbers for Seasons Triple Elite are based on other products within Variable Annuity Account Five historical data (which is adjusted for the fees and charges applicable to Seasons Triple Elite) and represent adjusted actual performance of the Separate Account.

These rates of return do not reflect election of the additional optional features. As a fee is charged for these features, the rates of return would be lower if these features were included in the calculations. Total return figures are based on historical data and are not intended to indicate future performance.

ANNUITY INCOME PAYMENTS
--------------------------------------------------------------------------------

INITIAL MONTHLY ANNUITY INCOME PAYMENT

The initial annuity income payment is determined by taking the contract value, less any premium tax, less any Market Value Adjustment that may apply in the case of a premature annuitization of CERTAIN guarantee amounts, and then applying it to the annuity table specified in the contract. Those tables are based on a set amount per $1,000 of proceeds applied. The appropriate rate must be determined by the sex (except where, as in the case of certain Qualified contracts and other employer-sponsored retirement plans, such classification is not permitted) and age of the Annuitant and designated second person, if any.

The dollars applied are then divided by 1,000 and the result multiplied by the appropriate annuity factor appearing in the table to compute the amount of the first monthly annuity income payment. In the case of a variable annuity, that amount is divided by the value of an Annuity Unit as of the Annuity Date to establish the number of Annuity Units representing each variable annuity income payment. The number of Annuity Units determined for the first variable annuity income payment remains constant for the second and subsequent monthly variable annuity payments, assuming that no reallocation of contract values is made.

SUBSEQUENT MONTHLY PAYMENTS

For a fixed annuity, the amount of the second and each subsequent monthly annuity income payment is the same as that determined above for the first monthly payment.

The amount of the second and each subsequent monthly variable annuity income payment is determined by multiplying the number of Annuity Units, as determined in connection with the determination of the initial monthly payment, above, by the Annuity Unit Value as of the day preceding the date on which each annuity income payment is due.

INCOME PAYMENTS UNDER THE INCOME PROTECTOR FEATURE

If contract holders elect to begin Annuity Income Payments using the Income Protector feature, the Income Benefit Base is determined as described below. The initial monthly Annuity Income Payment is determined by applying the annuitization factor specifically designated for use in conjunction with the Income Protector feature (either in the Contract or in the Endorsement) to the Income Benefit Base and then dividing by 1,000. The Income Benefit Base must be divided by 1,000 since the annuitization factors included in those tables are based on a set amount per $1,000 of Income Benefit Base. The amount of the second and each subsequent Annuity Income Payment is the same as the first monthly payment. The appropriate rate must be determined by the gender (except where, as in the case of certain Qualified contracts and other employer-sponsored retirement plans, such classification is not permitted) and age of the Annuitant and designated Joint Annuitant, if any, and the Annuity Income Option selected.

INCOME PROTECTOR FEATURE
--------------------------------------------------------------------------------

This feature is only available if you purchased your contract prior to August 2, 2004.

You may elect to enroll in the Income Protector Program. The Income Protector Program offers you the ability to receive a guaranteed fixed minimum retirement income when you choose to switch to the Income Phase. Income Protector should be regarded only as a "safety net." If you elect the Income Protector you can know the level of minimum income that will be available to you upon annuitization, regardless of fluctuating market conditions. In order to utilize the program, you must follow the provisions discussed below.

The minimum level of Income Protector benefit available is generally based upon your Purchase Payments remaining in your contract at the time you decide to begin taking income. If available and elected, a growth rate can provide increased levels of minimum guaranteed income. We charge a fee for the Income Protector benefit. The amount of the fee and levels of income protection available to you are described below. This feature may not be available in your state. Once you have made an Income Protector election it can not be changed or terminated. Check with your financial advisor regarding availability.

You are not required to use the Income Protector to receive Annuity Income Payments. The general provisions of your contract provide other income options. However, we will not refund fees paid for the Income Protector if you begin taking Annuity Income Payments under the general provisions of your contract. In addition, if applicable, surrender charges will be assessed upon your beginning the Income Phase, if you annuitize under the Income Protector Program. YOU MAY NEVER NEED TO RELY UPON INCOME PROTECTOR IF YOUR CONTRACT PERFORMS WITHIN A HISTORICALLY ANTICIPATED RANGE. HOWEVER, PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Certain federal tax code restrictions on the income options available to qualified retirement investors may have an impact on your ability to benefit from this feature. Qualified investors should read NOTE TO QUALIFIED CONTRACT HOLDERS, in the prospectus.

If you elect Seasons Promise or Seasons Income Rewards, you may not elect to participate in the Income Protector program.

HOW DO WE DETERMINE THE AMOUNT OF YOUR MINIMUM GUARANTEED INCOME?

If you elect the Income Protector Program, we base the amount of minimum retirement income available to you upon a calculation we call the Income Benefit Base. At the time your enrollment in the Income Protector program becomes effective, your Initial Income Benefit Base is equal to your contract value. If elected, your participation becomes effective on either the date of issue of the contract (if the feature is elected at the time of application) or on the contract anniversary following your enrollment in the program.

The Income Benefit Base is only a calculation. It does not represent a contract value, nor does it guarantee performance of the VARIABLE PORTFOLIOS in which you invest.

Your Income Benefit Base increases if you make subsequent Purchase Payments and decreases if you withdraw money from your contract. The exact Income Benefit Base calculation is equal to (a) plus (b) minus (c) where:

     (a) is equal to, for the first year of calculation, your contract value on the date your participation became effective, and for each subsequent year of calculation, the Income Benefit Base of your prior contract anniversary, and;

     (b) is equal to the sum of all subsequent Purchase Payments made into the contract since the prior contract anniversary, and;

     (c) is equal to all withdrawals and applicable fees, charges and any negative MVA (but excluding administration fees, mortality and expense charges and the fee for enrollment into the program) since the prior contract anniversary, including premium taxes, in an amount proportionate to the amount by which such withdrawals decreased your contract value. Your Income Benefit Base may accumulate at the elected growth rate, if available, from the date your election becomes effective through your Income Benefit Date.

Any applicable growth rate will reduce to 0% on the anniversary immediately after the Annuitant's 90th birthday.

LEVEL OF PROTECTION

If you decide that you want the protection offered by the Income Protector Program, you must elect the Income Protector by completing the Income Protector Election form available through Our Annuity Service Center. You may only elect one of the offered alternatives, if more than one is available, and you can never change your election once made.

Your Income Benefit Base will begin accumulating at the applicable growth rate on the contract anniversary following our receipt of your completed election form. In order to obtain the benefit of the Income Protector you may not begin the Income Phase for at least ten years following your election. You may not elect the Income Protector Program if the required waiting period before beginning the income phase would occur later than your latest Annuity Date.

The Income Protector options(s) currently available under this contract are:

                                        FEE AS OF % OF YOUR INCOME    WAITING PERIOD BEFORE THE
OPTION                   GROWTH RATE         BENEFIT BASE                  INCOME PHASE
------                   -----------    --------------------------    -------------------------
Income Protector Base         0%                  0.10%                       10 years

ENROLLING IN THE PROGRAM

If you decide that you want the protection offered by the Income Protector program, you must elect the Program by completing the Income Protector Election Form. You can not terminate your enrollment once elected.

ELECTING TO RECEIVE INCOME

You may elect to begin the Income Phase of your contract using the Income Protector Program only within the 30 days after the 10th or later contract anniversary following the effective date of your Income Protector participation.

The contract anniversary prior to your election to begin receiving income payments is your Income Benefit Date. We calculate your Income Benefit Base as of that date to use in determining your guaranteed minimum fixed retirement income. To determine the minimum guaranteed retirement income available to you, we apply your final Income Benefit Base to the annuity rates stated in your Income Protector endorsement for the income option you select. You then choose if you would like to receive the income annually, semi-annually, quarterly or monthly for the time guaranteed under your selected income option. Your final Income Benefit Base is equal to (a) minus (b) where:

     (a) is your Income Benefit Base as of your Income Benefit Date, and;

     (b) is any partial withdrawals of contract value and any charges applicable to those withdrawals (including any negative MVA) and any withdrawal charges otherwise applicable, calculated as if you fully surrender your contract as of the Income Benefit Date, and any applicable premium taxes.

The income options available when using the Income Protector feature to receive your retirement income are:

     - Life Annuity with 10 years guaranteed, or

     - Joint and 100% Survivor Life Annuity with 20 years guaranteed

At the time you elect to begin receiving income payments, we will calculate your income payments using both your Income Benefit Base and your contract value. We will use the same income option for each calculation; however, the annuity factors used to calculate your income under the Income Protector feature will be different. You will receive whichever provides a greater stream of income. If you elect to receive income payments using the Income Protector feature your income payments will be fixed in amount.

NOTE TO QUALIFIED CONTRACT HOLDERS

Qualified contracts generally require that you select an income option that does not exceed your life expectancy. That restriction, if it applies to you, may limit the benefit of the Income Protector program. To utilize the Income Protector feature, you must take income payments under one of the two income options described above. If those income options exceed your life expectancy, you may be prohibited from receiving your guaranteed fixed income under the program. If you own a Qualified contract to which this restriction applies and you elect the Income Protector program, you may pay for this minimum guarantee and not be able to realize the benefit.

You may wish to consult your tax advisor for information concerning your particular circumstances. SEE BELOW FOR AN EXAMPLE OF THE OPERATION OF THE INCOME PROTECTOR FEATURE.

This table assumes a $100,000 initial investment in a Non-qualified contract the election of the optional Income Protector program at contract issue, with no withdrawals, additional payments or premium taxes, no election of Seasons Estate Advantage or Earnings Advantage.

------------------------------------------------------------------------------------------------
                       ANNUAL INCOME IF YOU ANNUITIZE ON THE FOLLOWING CONTRACT ANNIVERSARIES:
  IF AT ISSUE YOU               10         11         12         15         19           20
  ARE . . .            1-9   (AGE 70)   (AGE 71)   (AGE 72)   (AGE 75)   (AGE 79)     (AGE 80)
------------------------------------------------------------------------------------------------
  Male (M), Age 60*    N/A    6,672      6,864      7,080      7,716      8,616        8,832
------------------------------------------------------------------------------------------------
  Female (F), Age 60*  N/A    5,880      6,060      6,252      6,900      7,860        8,112
------------------------------------------------------------------------------------------------
  M and F, Age 60**    N/A    5,028      5,136      5,244      5,544      5,868        5,928
------------------------------------------------------------------------------------------------

*  Life Annuity with 10 Year Period Certain

** Joint and 100% Survivor Annuity with 20 Year Period Certain

The Income Protector program may not be available in all states. Check with your financial representative for availability in your state.

We reserve the right to modify, suspend or terminate the program at any time for prospectively issued contracts.



DEATH BENEFITS FOR CONTRACTS ISSUED PRIOR TO AUGUST 2, 2004
--------------------------------------------------------------------------------
IF YOU PURCHASED YOUR CONTRACT PRIOR TO AUGUST 2, 2004, THE FOLLOWING DEATH BENEFIT PROVISIONS APPLY:

STANDARD DEATH BENEFIT

The Standard Death Benefit on your contract, is the greater of:

     1. Net Purchase Payments compounded at a 3% annual growth rate from the date of issue until the earlier of age 75 or the date of death, plus any Purchase Payments recorded after the earlier of age 75 or the date of death; and reduced for any withdrawals (and fees and charges applicable to those withdrawals) recorded after the earlier of age 75 or the date of death, in the same proportion that the withdrawal reduced the contract value on the date of the withdrawal.

     2. the contract value on the date we receive all required paperwork and satisfactory proof of death.

SEASONS ESTATE ADVANTAGE DEATH BENEFIT(S)

For an additional fee, you may elect one of the Seasons Estate Advantage death benefits which can provide greater protection for your beneficiaries. You must choose between Option 1 and Option 2 at the time you purchase your contract and you cannot change your election at any time. The Seasons Estate Advantage death benefit is not available if you are age 81 or older at the time of contract issue. The fee for Seasons Estate Advantage death benefit is 0.15% of the average daily ending value of the assets you have allocated to the Variable Portfolios.

OPTION 1 - 5% ACCUMULATION OPTION --

The Death Benefit is the greater of:

     a. the contract value on the date we receive all required paperwork and satisfactory proof of death; or

     b. Net Purchase Payments compounded to the earlier of your 80th birthday or the date of death, at a 5% annual growth rate, plus any Purchase Payments recorded after the 80th birthday or the date of death; and reduced for any withdrawals (and fees and charges applicable to those withdrawals) recorded after the 80th birthday or the date of death, in the same proportion that the withdrawal reduced the contract value on the date of the withdrawal, up to a maximum benefit of two times the Net Purchase Payments made over the life of your contract.

        If you die after your latest Annuity Date and you selected the 5% Accumulation Option, any death benefit payable under the contract will be the Standard Death Benefit as described above. Therefore, your beneficiary will not receive any benefit from the optional death benefit. This option may not be available in your state. Check with your investment representative regarding availability.

OPTION 2 - MAXIMUM ANNIVERSARY VALUE OPTION --

The Death Benefit is the greatest of:

     a. Net Purchase Payments; or

     b. the contract value on the date we receive all required paperwork and satisfactory proof of death; or

     c. the maximum anniversary value on any contract anniversary prior to your 81st birthday. The anniversary value equals the contract value on a contract anniversary increased by any Purchase Payments recorded after that anniversary; and reduced for any withdrawals (and fees and charges applicable to those withdrawals) recorded after the anniversary, in the same proportion that the withdrawal reduced the contract value on the date of the withdrawal.

        If you are age 90 or older at the time of death and you had selected the Maximum Anniversary Value Option, the death benefit will be equal to the contract value on the date we receive all required paperwork and satisfactory proof of death. Thus, you will not receive the advantage of the Maximum Anniversary Value Option if you are over age 80 at the time of contract issue or if you are 90 or older at the time of your death. This option may not be available in your state. Check with your investment representative regarding availability.

EARNINGS ADVANTAGE

The Earnings Advantage benefit may increase the Seasons Estate Advantage death benefit amount. In order to elect Earnings Advantage, you must also elect Seasons Estate Advantage described above. The Earnings Advantage is available for an additional charge of 0.25% of the average daily ending value of the assets you have allocated to the VARIABLE PORTFOLIOS. You are not required to elect the Earnings Advantage feature if you select Seasons Estate Advantage but, once elected, generally it cannot be terminated. Further, if you elect both Seasons Estate Advantage and Earnings Advantage, the combined charge will be 0.40% of the average daily ending value of the assets you have allocated to the VARIABLE PORTFOLIOS.

With the Earnings Advantage benefit, if you have earnings in your contract at the time of death, We will add a percentage of those earnings (the "Earnings Advantage Percentage"), subject to a maximum dollar amount (the "Maximum Earnings Advantage Amount"), to the death benefit payable.

The Contract Year of Death will determine the Earnings Advantage Percentage and the Maximum Earnings Average Amount, as set forth below:

----------------------------------------------------------------------------------------------
                         EARNINGS ADVANTAGE                         MAXIMUM
CONTRACT YEAR OF DEATH       PERCENTAGE                     EARNINGS ADVANTAGE AMOUNT
----------------------------------------------------------------------------------------------
       Years 0-4           25% of Earnings        25% of Net Purchase Payments*
----------------------------------------------------------------------------------------------
       Years 5-9           40% of Earnings        40% of Net Purchase Payments*
----------------------------------------------------------------------------------------------
       Years 10+           50% of Earnings        50% of Net Purchase Payments*
----------------------------------------------------------------------------------------------

* Purchase Payments received after the 5th contract anniversary must remain in the contract for at least 6 full months to be included as part of Net Purchase Payments for the purpose of the Maximum Earnings Advantage Amount calculation.

What is the Contract Year of Death?

Contract Year of Death is the number of full 12 month periods beginning with the date your contract is issued and ending on the date of death.

What is the Earnings Advantage Percentage amount?

We determine the amount of the Earnings Advantage based upon a percentage of earnings in your contract at the time of your death. For the purpose of this calculation, earnings are defined as (1) minus (2) where

  (1) equals the contract value on the date of death; and

  (2) equals Net Purchase Payments.

What is the Maximum Earnings Advantage?

The Earnings Advantage benefit is subject to a maximum dollar amount. The Maximum Earnings Advantage Amount is equal to a percentage of your Net Purchase Payments.

Earning Advantage is not available if you are age 81 or older at the time We issue your contract. Furthermore, a Continuing Spouse may not benefit from Earnings Advantage if he/she is age 81 or older on the Continuation Date.

The Earnings Advantage benefit is not payable after the latest Annuity Date.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THESE DEATH BENEFIT FEATURES (IN THEIR ENTIRETY OR ANY COMPONENT) AT ANY TIME FOR PROSPECTIVELY ISSUED CONTRACTS.

IF YOU PURCHASED YOUR CONTRACT PRIOR TO AUGUST 2, 2004, THE DEATH BENEFITS UPON SPOUSAL CONTINUATION ARE AS FOLLOWS:

The term "Continuation Net Purchase Payment" is used frequently to describe the death benefit options payable to the beneficiary of a Continuing Spouse. We define Continuation Net Purchase Payment as Net Purchase Payments made as of the Continuation Date plus any Purchase Payments recorded after the Continuation Date; and reduced for any withdrawals recorded after the Continuation Date, in the same proportion that the withdrawal reduced the contract value on the date of the withdrawal. For the purposes of calculating Continuation Net Purchase Payments, the amount that equals the contract value on the Continuation Date, including the Continuation Contribution is considered a Purchase Payment. If the Continuing Spouse makes no additional Purchase Payments or withdrawals, Continuation Net Purchase Payments equal the contract value on the Continuation Date, including the Continuation Contribution. All other capitalized terms have the meanings defined in the glossary and/or prospectus.

STANDARD DEATH BENEFIT PAYABLE UPON CONTINUING SPOUSE'S DEATH

I. If the Standard Death Benefit is applicable upon the Continuing Spouse's death and a Continuation Contribution was made we will pay the beneficiary the greater of:

     1. Continuation Net Purchase Payments compounded at a 3% annual growth rate from the Continuation Date until the earlier of age 75 or the date of death of the Continuing Spouse, plus any Purchase Payments recorded after the earlier of age 75 or the date of death of the Continuing Spouse; and reduced for any withdrawals recorded after the earlier of age 75 or the date of death, in the same proportion that the withdrawal reduced the contract value on the date of the withdrawal.

     2. The contract value on the date we receive all required paperwork and satisfactory proof of death.

II. If the Standard Death Benefit is applicable upon the Continuing Spouse's death and no Continuation Contributions was made, we will pay the beneficiary the greater of:

     1. Net Purchase Payments compounded at a 3% annual growth rate from the date of issue until the earlier of age 75 or the date of death, plus any Purchase Payments recorded after the earlier of age 75 or the date of death; and reduced for any withdrawals recorded after the earlier of age 75 or the date of death, in the same proportion that the withdrawal reduced the contract value on the date of withdrawal.

     2. The contract value on the date we receive all required paperwork and satisfactory proof of death.

ENHANCED DEATH BENEFIT PAYABLE UPON CONTINUING SPOUSE'S DEATH

If the optional enhanced death benefit is applicable upon the Continuing Spouse's death, we will pay the Beneficiary the applicable death benefit under Option 1 or 2.

OPTION 1 - 5% ACCUMULATION:

I. If the 5% Accumulation Option is selected and a Continuation Contribution was made the death benefit is the greater of:

     a. The contract value on the date we receive all required paperwork and satisfactory proof of the Continuing Spouse's death; or

     b. Continuation Net Purchase Payments made from the Continuation Date including the Continuation Contribution, compounded to the earlier of the Continuing Spouse's 80th birthday or the date of death at a 5% annual growth rate, plus any Purchase Payments recorded after the 80th birthday or the date of death; and reduced for any withdrawals recorded after the 80th birthday or the date of death, in the same proportion that the withdrawal reduced the contract value on the date of the withdrawal, up to a maximum benefit of two times the Continuation Net Purchase Payments.

II. If 5% Accumulation Option is selected and no Continuation Contribution was made:

     a. The contract value on the date we receive all required paperwork and satisfactory proof of Continuing Spouse's death; or

     b. Net Purchase Payments made from the date of issue compounded to the earlier of the Continuing Spouse's 80th birthday or the date of death at a 5% annual growth rate, plus any Purchase Payments recorded after the 80th birthday or the date of death; and reduced for any withdrawals recorded after the 80th birthday or the date of death, in the same proportion that the withdrawal reduced the contract value on the date of the withdrawal, up to a maximum of two times the Net Purchase Payments.

If the Continuing Spouse dies after the latest Annuity Date and the 5% Accumulation option applied, any death benefit payable under the contract will be the Standard Death Benefit as described above. The Continuing Spouse's beneficiary will not receive any benefit from the optional enhanced death benefit.

OPTION 2 - MAXIMUM ANNIVERSARY VALUE:

III. If the Maximum Anniversary Value option is selected and if the Continuing Spouse is younger than age 90 at the time of death and a Continuation Contribution was made, the death benefit is the greatest of:

     a. Continuation Net Purchase Payments; or

     b. The contract value on the date we receive all required paperwork and satisfactory proof of the Continuing Spouse's death; or

     c. The maximum anniversary value on any contract anniversary (of the original issue date) occurring after the Continuation Date but prior to the Continuing Spouse's 81st birthday. The anniversary value equals the value on the contract anniversary plus any Purchase Payments recorded after that anniversary; and reduced for any withdrawals recorded after that anniversary, in the same proportion that the withdrawal reduced the contract value on the date of the withdrawal.

IV. If the Maximum Anniversary Value option is selected and no Continuation Contribution was made the death benefit is the greatest of:

     a. Net Purchase Payments; or

     b. The contract value on the date we receive all required paperwork and satisfactory proof of the Continuing Spouse's death; or

     c. The maximum anniversary value on any contract anniversary (of the original issue date) occurring after the issue date but before the Continuing Spouse's 81st birthday. The anniversary value equals the value on the contract anniversary plus any Purchase Payments recorded after that anniversary; and reduced for any withdrawals recorded after that anniversary, in the same proportion that the withdrawal reduced the contract value on the date of the withdrawal.

If the Continuing Spouse is age 90 or older at the time of death and the Maximum Anniversary Value option applied, the death benefit will be equal to the contract value at the time we receive all required paperwork and satisfactory proof of death. The Continuing Spouse's beneficiary will not receive any benefit from Seasons Estate Advantage. However, the Continuing Spouse's beneficiary may still receive a benefit from EstatePlus if the date of death is prior to the latest annuity date.

ESTATEPLUS BENEFIT FOR SPOUSAL CONTINUATION:

The EstatePlus benefit may increase the death benefit amount. The EstatePlus benefit is only available if the original owner elected EstatePlus and it has not been discontinued or terminated. If the Continuing Spouse had earnings in the contract at the time of his/her death, we will add a percentage of those earnings (the "EstatePlus Percentage"), subject to a maximum dollar amount (the "Maximum EstatePlus Percentage"), to the death benefit payable.

The Contract Year of Death (from Continuation Date forward) will determine the EstatePlus Percentage and the Maximum EstatePlus amount, as set forth below:

----------------------------------------------------------------------------------------------
CONTRACT YEAR OF DEATH   ESTATEPLUS PERCENTAGE           MAXIMUM ESTATEPLUS PERCENTAGE
----------------------------------------------------------------------------------------------
       Years 0-4           25% of Earnings         25% of Continuation Net Purchase Payments
----------------------------------------------------------------------------------------------
       Years 5-9           40% of Earnings        40% of Continuation Net Purchase Payments*
----------------------------------------------------------------------------------------------
       Years 10+           50% of Earnings        50% of Continuation Net Purchase Payments*
----------------------------------------------------------------------------------------------

* PURCHASE PAYMENTS RECEIVED AFTER THE 5TH CONTRACT ANNIVERSARY MUST REMAIN IN THE CONTRACT FOR AT LEAST SIX FULL MONTHS AT THE TIME OF YOUR DEATH TO BE INCLUDED AS PART OF CONTINUATION NET PURCHASE PAYMENTS FOR PURPOSES OF THE MAXIMUM ESTATEPLUS CALCULATION.

What is the Contract Year of Death?

Contract Year of Death is the number of full 12 month periods starting on the Continuation Date and ending on the Continuing Spouse's date of death.

What is the EstatePlus amount?

We determine the EstatePlus amount based upon a percentage of earnings in the contract at the time of the Continuing Spouse's death. For the purpose of this calculation, earnings are defined as (1) minus (2) where

  (1) equals the contract value on the Continuing Spouse's date of death;

  (2) equals the Continuation Net Purchase Payment(s).

What is the Maximum EstatePlus amount?

The EstatePlus amount is subject to a maximum. The Maximum EstatePlus amount is a percentage of the Continuation Net Purchase Payments.

The EstatePlus benefit will only be paid if the Continuing Spouse's date of death is prior to the latest Annuity Date.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE SPOUSAL CONTINUATION PROVISION (IN ITS ENTIRETY OR ANY COMPONENT) AT ANY TIME.

ANNUITY UNIT VALUES
--------------------------------------------------------------------------------

The value of an Annuity Unit is determined independently for each VARIABLE PORTFOLIO. The annuity tables contained in the contract are based on a 3.5% per annum assumed investment rate. If the actual net investment rate experienced by a VARIABLE PORTFOLIOS exceeds 3.5%, variable Annuity Income Payments derived from allocations to that VARIABLE PORTFOLIO will increase over time. Conversely, if the actual rate is less than 3.5%, variable Annuity Income Payments will decrease over time. If the net investment rate equals 3.5%, the variable Annuity Income Payments will remain constant. If a higher assumed investment rate had been used, the initial monthly payment would be higher, but the actual net investment rate would also have to be higher in order for Annuity Income Payments to increase (or not to decrease).

The payee receives the value of a fixed number of Annuity Units each month. The value of a fixed number of Annuity Units will reflect the investment performance of the VARIABLE PORTFOLIOS elected, and the amount of each Annuity Income Payment will vary accordingly.

For each VARIABLE PORTFOLIO, the value of an Annuity Unit is determined by multiplying the Annuity Unit value for the preceding month by the Net Investment Factor for the month for which the Annuity Unit value is being calculated. The result is then multiplied by a second factor which offsets the effect of the assumed net investment rate of 3.5% per annum which is assumed in the annuity tables contained in the contract.

NET INVESTMENT FACTOR

The Net Investment Factor ("NIF") is an index applied to measure the net investment performance of VARIABLE PORTFOLIOS from one month to the next. The NIF may be greater or less than or equal to one; therefore, the value of an Annuity Unit may increase, decrease or remain the same.

The NIF for any VARIABLE PORTFOLIO for a certain month is determined by dividing
(a) by (b) where:

(a) is the Accumulation Unit value of the VARIABLE PORTFOLIO determined as of the end of that month, and

(b) is the Accumulation Unit value of the VARIABLE PORTFOLIO determined as of the end of the preceding month.

The NIF for a VARIABLE PORTFOLIOS for a given month is a measure of the net investment performance of the VARIABLE PORTFOLIO from the end of the prior month to the end of the given month. A NIF of 1.000 results from no change; a NIF greater than 1.000 results from an increase; and a NIF less than 1.000 results from a decrease. The NIF is increased (or decreased) in accordance with the increases (or decreases, respectively) in the value of the shares of the underlying investment portfolios in which the VARIABLE PORTFOLIO invests; it is also reduced by Separate Account asset charges.

ILLUSTRATIVE EXAMPLE

Assume that one share of a given VARIABLE PORTFOLIO had an Accumulation Unit value of $11.46 as of the close of the New York Stock Exchange ("NYSE") on the last business day in September; that its Accumulation Unit value had been $11.44 at the close of the NYSE on the last business day at the end of the previous month. The NIF for the month of September is:

                              NIF = ($11.46/$11.44)

                                  = 1.00174825

ILLUSTRATIVE EXAMPLE

The change in Annuity Unit value for a VARIABLE PORTFOLIO from one month to the next is determined in part by multiplying the Annuity Unit value at the prior month end by the NIF for that VARIABLE PORTFOLIO for the new month. In addition, however, the result of that computation must also be multiplied by an additional factor that takes into account, and neutralizes, the assumed investment rate of 3.5 percent per annum upon which the Annuity Income Payment tables are based. For example, if the net investment rate for a VARIABLE PORTFOLIO (reflected in the NIF) were equal to the assumed investment rate, the variable Annuity Income Payments should remain constant (i.e., the Annuity Unit value should not change). The monthly factor that neutralizes the assumed investment rate of 3.5 percent per annum is:

                        1/[(1.035)/\(1/12)] = 0.99713732

In the example given above, if the Annuity Unit value for the VARIABLE PORTFOLIO was $10.103523 on the last business day in August, the Annuity Unit value on the last business day in September would have been:

               $10.103523 x 1.00174825 x 0.99713732 = $10.092213

To determine the initial payment, the initial annuity payment for variable annuitization is calculated based on Our mortality expectations and an assumed interest rate (AIR) of 3.5%. Thus the initial variable annuity payment is the same as the initial payment for a fixed interest payout annuity calculated at an effective rate of 3.5%.

The NIF measures the performance of the funds that are the basis for the amount of future annuity payments. This performance is compared to the AIR, and if the growth in the NIF is the same as the AIR rate the payment remains the same as the prior month. If the rate of growth of the NIF is different than the AIR, then the payment is changed proportionately to the ratio (1+NIF)/(1+AIR), calculated on a monthly basis. If the NIF is greater than the AIR, then this proportion is greater than one and payments are increased. If the NIF is less than the AIR, then this proportion is less than one and payments are decreased.

VARIABLE ANNUITY PAYMENTS

ILLUSTRATIVE EXAMPLE

Assume that a male owner, P, owns a contract in connection with which P has allocated all of his contract value to a single VARIABLE PORTFOLIO. P is also the sole Annuitant and, at age 60, has elected to annuitize his contract as a life annuity with 120 monthly payments guaranteed. As of the last valuation preceding the Annuity Date, P's Account was credited with 7543.2456 Accumulation Units each having a value of $15.432655, (i.e., P's Account Value is equal to 7543.2456 x $15.432655 = $116,412.31). Assume also that the Annuity Unit value for the VARIABLE PORTFOLIO on that same date is $13.256932, and that the Annuity Unit value on the day immediately prior to the second Annuity Income Payment date is $13.327695.

P's first variable Annuity Income Payment is determined from the annuity rate tables in P's contract, using the information assumed above. From the tables, which supply monthly annuity payments for each $1,000 of applied contract value, P's first variable Annuity Income Payment is determined by multiplying the monthly installment of $5.42 (Option 4 tables, male Annuitant age 60 at the Annuity Date) by the result of dividing P's account value by $1,000:

             First Payment = $5.42 x ($116,412.31/$1,000) = $630.95

The number of P's Annuity Units (which will be fixed; i.e., it will not change unless he transfers his Account to another Account) is also determined at this time and is equal to the amount of the first variable Annuity Income Payment divided by the value of an Annuity Unit on the day immediately prior to annuitization:

                 Annuity Units = $630.95/$13.256932 = 47.593968

P's second variable Annuity Income Payment is determined by multiplying the number of Annuity Units by the Annuity Unit value as of the day immediately prior to the second payment due date:

               Second Payment = 47.593968 x $13.327695 = $634.32

The third and subsequent variable Annuity Income Payments are computed in a manner similar to the second variable Annuity Income Payment.


Note that the amount of the first variable annuity payment depends on the contract value in the relevant VARIABLE PORTFOLIO on the Annuity Date and thus reflects the investment performance of the VARIABLE PORTFOLIO net of fees and charges during the Accumulation Phase. The amount of that payment determines the number of Annuity Units, which will remain constant during the Annuity Phase (assuming no transfers from the VARIABLE PORTFOLIO). The net investment performance of the VARIABLE PORTFOLIO during the Annuity Phase is reflected in continuing changes during this phase in the Annuity Unit value, which determines the amounts of the second and subsequent variable Annuity Income Payments.


                                      TAXES


General

Note: We have prepared the following information on taxes as a general discussion of the subject. It is not intended as tax advice to any individual. You should consult your own tax adviser about your own circumstances.

Section 72 of the Internal Revenue Code of 1986, as amended (the "Code" or "IRC") governs taxation of annuities in general. An owner is not taxed on increases in the value of a contract until distribution occurs, either in the form of a non-annuity distribution or as income payments under the annuity option elected. For a lump sum payment received as a total surrender (total redemption), the recipient is taxed on the portion of the payment that exceeds the cost basis of the contract. For a payment received as a withdrawal (partial redemption), federal tax liability is determined on a last-in, first-out basis, meaning taxable income is withdrawn before the cost basis of the contract is withdrawn. A different rule applies to Purchase Payments made (including, if applicable, in the case of a contract issued in exchange for a prior contract) prior to August 14, 1982. Those Purchase Payments are considered withdrawn first for federal income tax purposes, followed by earnings on those Purchase Payments. For non-qualified contracts, the cost basis is generally the Purchase Payments. The taxable portion of the lump-sum payment is taxed at ordinary income tax rates. Tax penalties may also apply.

If you purchase your contract under a pension plan, a specially sponsored employer program, as an individual retirement annuity, or under an individual retirement account, your contract is referred to as a Qualified Contract. Examples of qualified plans or arrangements are: Individual Retirement Annuities and Individual Retirement Accounts (IRAs), Roth IRAs, Tax-Sheltered Annuities (also referred to as 403(b) annuities or 403(b) contracts), plans of self-employed individuals (often referred to as H.R. 10 Plans or Keogh Plans), pension and profit sharing plans including 401(k) plans, and governmental 457(b) plans. Typically, for employer plans and tax-deductible IRA contributions, you have not paid any tax on the Purchase Payments used to buy your contract and therefore, you have no cost basis in your contract. However, you normally will have a cost basis in a Roth IRA, a Roth 403(b) or a Roth 401(k) account, and you may have cost basis in a traditional IRA or in another Qualified Contract.***

For annuity payments, the portion of each payment that is in excess of the exclusion amount is includible in taxable income. The exclusion amount for payments based on a fixed annuity option is determined by multiplying the payment by the ratio that the cost basis of the Contract (if any, and adjusted for any period or refund feature) bears to the expected return under the Contract. The exclusion amount for payments based on a variable annuity option is determined by dividing the cost basis of the Contract (adjusted for any period certain or refund guarantee) by the number of years over which the annuity is expected to be paid. Payments received after the investment in the Contract has been recovered (i.e. when the total of the excludable amount equals the investment in the Contract) are fully taxable. The taxable portion is taxed at ordinary income tax rates. For certain types of Qualified Plans there may be no cost basis in the Contract within the meaning of Section 72 of the Code. Owners, annuitants and beneficiaries under the Contracts should seek competent financial advice about the tax consequences of any distributions.

The Company is taxed as a life insurance company under the Code. For federal income tax purposes, the Separate Account is not a separate entity from the Company and its operations form a part of the Company.

Withholding Tax on Distributions

Generally, you have not paid any taxes on the Purchase Payments used to buy a Qualified contract. As a result, most amounts withdrawn from the contract or received as income payments will be taxable income. Exceptions to this general include withdrawals attributable to after-tax Roth IRA, Roth 403(b), and Roth 401(k) contributions. Withdrawals from Roth IRAs are generally treated for federal tax purposes as coming first from the Roth contributions that have already been taxed, and as entirely tax free. Withdrawals from Roth 403(b) and Roth 401(k) accounts, and withdrawals generally from Qualified Contracts, are treated generally as coming pro-rata from amounts that already have been taxed and amounts that are taxed upon withdrawal. Withdrawals from Roth IRA, Roth 403(b) and Roth 401(k) accounts which satisfy certain qualification requirements, including the Owner's attainment of age 59 1/2 and at least five years in a Roth account under the plan or IRA, will not be subject to federal income taxation.

The taxable portion of any withdrawal or income payment from a Qualified Contract will be subject to an additional 10% penalty tax, under the IRC, except in the following circumstances:

-     after attainment of age 59 1/2;

-     when paid to your beneficiary after you die;

-     after you become disabled (as defined in the IRC);

- as a part of a series of substantially equal periodic payments (not less frequently than annually) made for your life (or life expectancy) or the joint lives (or joint expectancies) of you and your designated beneficiary for a period of 5 years or attainment of age 59 1/2, whichever is later;

- payments to employees after separation from service after attainment of age 55 (does not apply to IRAs);

-     dividends paid with respect to stock of a corporation described in IRC
      Section 404(k);

- for payment of medical expenses to the extent such withdrawals do not exceed limitations set by the IRC for deductible amounts paid during the taxable year for medical care;

- payments to alternate payees pursuant to a qualified domestic relations order (does not apply to IRAs)

- for payment of health insurance if you are unemployed and meet certain requirements

-     distributions from IRAs for higher education expenses

-     distributions from IRAs for first home purchases

- amounts distributed from a Code Section 457(b) plan other than amounts representing rollovers from an IRA or employer sponsored plan to which the 10% penalty would otherwise apply.

The Code generally requires the Company (or, in some cases, a plan administrator) to withhold tax on the taxable portion of any distribution or withdrawal from a contract. For "eligible rollover distributions" from contracts issued under certain types of Qualified plans, not including IRAs, 20% of the distribution must be withheld, unless the payee elects to have the distribution "rolled over" or transferred to another eligible plan in a direct "trustee-to-trustee" transfer. This requirement is mandatory and cannot be waived by the owner. Withholding on other types of distributions, including distributions from IRAs can be waived.

An "eligible rollover distribution" is the taxable portion of any amount received by a covered employee from a traditional IRA or retirement plan qualified under Sections 401 or 403 or, if from a plan of a governmental employer, under Section 457(b) of the Code, or from a tax-sheltered annuity qualified under Section 403(b) of the Code other than (1) substantially equal periodic payments calculated using the life (or life expectancy) of the employee, or joint lives (or joint life expectancies) of the employee and his or her designated Beneficiary, or for a specified period of ten years or more; (2) financial hardship withdrawals; and (3) minimum distributions required to be made under the Code. Failure to "roll over" the entire amount of an eligible rollover distribution (including an amount equal to the 20% portion of the distribution that was withheld) could have adverse tax consequences, including the imposition of a penalty tax on premature withdrawals, described later in this section.

Withdrawals or distributions from a contract other than eligible rollover distributions are also subject to withholding on the taxable portion of the distribution, but the owner may elect in such cases to waive the withholding requirement. If not waived, withholding is imposed (1) for periodic payments, at the rate that would be imposed if the payments were wages, or (2) for other distributions, at the rate of 10%. If no withholding exemption certificate is in effect for the payee, the rate under (1) above is computed by treating the payee as a married individual claiming 3 withholding exemptions.

Diversification -- Separate Account Investments

Section 817(h) of the Code imposes certain diversification standards on the underlying assets of Nonqualified variable annuity contracts. These requirements generally do not apply to Qualified Contracts, which are considered "Pension Plan Contracts" for purposes of these Code requirements. The Code provides that a variable annuity contract will not be treated as an annuity contract for any period (and any subsequent period) for which the investments are not adequately diversified, in accordance with regulations prescribed by the United States Treasury Department ("Treasury Department"). Disqualification of the contract as an annuity contract would result in imposition of federal income tax to the owner with respect to earnings allocable to the contract prior to the receipt of any payments under the contract. The Code contains a safe harbor provision which provides that annuity contracts, such as your contract, meet the diversification requirements if, as of the close of each calendar quarter, the underlying assets meet the diversification standards for a regulated investment company, and no more than 55% of the total assets consist of cash, cash items, U.S. government securities and securities of other regulated investment companies.

The Treasury Department has issued regulations which establish diversification requirements for the investment portfolios underlying variable contracts such as the contracts. The regulations amplify the diversification requirements for variable contracts set forth in the Code and provide an alternative to the safe harbor provision described above. Under the regulations an investment portfolio will be deemed adequately diversified if (1) no more than 55% of the value of the total assets of the portfolio is represented by any one investment; (2) no more than 70% of the value of the total assets of the portfolio is represented by any two investments; (3) no more than 80% of the value of the total assets of the portfolio is represented by any three investments; and (4) no more than 90% of the value of the total assets of the portfolio is represented by any four investments. For purposes of determining whether or not the diversification standards imposed on the underlying assets of variable contracts by Section 817(h) of the Code have been met, "each United States government agency or instrumentality shall be treated as a separate issuer."

Non-Natural Owners

Under Section 72(u) of the Code, the investment earnings on premiums for the Contracts will be taxed currently to the Owner if the Owner is a non-natural person, e.g., a corporation or certain other entities. Such Contracts generally will not be treated as annuities for federal income tax purposes. However, this treatment is not applied to a Contract held by a trust or other entity as an agent for a natural person nor to Contracts held by Qualified Plans. Purchasers should consult their own tax counsel or other tax adviser before purchasing a Contract to be owned by a non-natural person.

Multiple Contracts

The Code provides that multiple Nonqualified annuity contracts which are issued within a calendar year to the same contract owner by one company or its affiliates are treated as one annuity contract for purposes of determining the tax consequences of any distribution. Such treatment may result in adverse tax consequences including more rapid taxation of the distributed amounts from such combination of contracts. For purposes of this rule, contracts received in a
Section 1035 exchange will be considered issued in the year of the exchange. (However, they may be treated as issued on the issue date of the contract being exchanged, for certain purposes, including for determining whether the contract is an immediate annuity contract.) Owners should consult a tax adviser prior to purchasing more than one Nonqualified annuity contract from the same issuer in any calendar year.

Tax Treatment of Assignments of Qualified Contracts

Generally, a Qualified contract, including an IRA, may not be assigned or pledged. One exception to this rule is if the assignment is part of a permitted loan program under an employer-sponsored plan or pursuant to a qualified domestic relations order meeting the requirements of the plan or arrangement under which the contract is issued (or, in the case of an IRA, pursuant to a decree of divorce or separation maintenance or a written instrument incident to such decree.)

Tax Treatment of Gifting, Assigning, or Transferring Ownership of a Nonqualified Contract

Under IRC section 72(e)(4)(c), if you transfer ownership of your Nonqualified Contract to a person other than your spouse (or former spouse if incident to divorce) for less than adequate consideration, you will be taxed on the earnings above the purchase payments at the time of transfer. If you transfer ownership of your Nonqualified Contract and receive payment less than the Contract's value, you will also be liable for the tax on the Contract's value above your purchase payments not previously withdrawn. The new Contract owner's purchase payments (basis) in the Contract will be increased to reflect the amount included in your taxable income.

Trustee to Trustee Transfers of Qualified Contracts

The IRC limits the withdrawal of Purchase Payments from certain Tax-Sheltered Annuities (TSAs) and certain other Qualified contracts. Withdrawals can only be made when an owner: (1) reaches age 59 1/2 (70 1/2 in the case of section 457(b) Plans); (2) separates from employment from the employer sponsoring the plan; (3) dies; (4) becomes disabled (as defined in the IRC); or (5) experiences a financial hardship (as defined in the IRC). In the case of hardship, the owner can only withdraw Purchase Payments. Transfers of amounts from one Qualified contract to another Qualified contract of the same plan type or to a state defined benefit plan to purchase service credits are not considered distributions, and thus are not subject to these withdrawal limitations. Such transfers may, however, be subject to limitations under the annuity contract or Plan.

Partial 1035 Exchanges

Section 1035 of the Code provides that an annuity contract may be exchanged in a tax-free transaction for another annuity contract. Historically, it was generally understood that only the exchange of an entire annuity contract, as opposed to a partial exchange, would be respected by the IRS as a tax-free exchange. In 1998, the U.S. Tax Court ruled that the direct transfer of a portion of an annuity contract into another annuity contract qualified as a tax-free exchange. In 1999, the IRS acquiesced in that Tax Court decision, but stated that it would nonetheless continue to challenge partial exchange transactions under certain circumstances. In Notice 2003-51, published on July 9, 2003, the IRS announced that, pending the publication of final regulations, it will consider all the facts and circumstances to determine whether a partial exchange and subsequent withdrawal from, or surrender of, either the surviving annuity contract or the new annuity contract within 24 months of the partial exchange should be treated as an integrated transaction, and thus whether the two contracts should be treated as a single contract to determine the tax treatment of the surrender or withdrawal under Section 72 of the Code. Although Notice 2003-51 and the IRS's acquiescence in the Tax Court decision indicate that the IRS will respect partial exchanges of annuity contracts under certain circumstances, uncertainty remains, and owners should seek their own tax advice regarding such transactions and the tax risks associated with subsequent surrenders or withdrawals.

Qualified Plans

The contracts offered by this prospectus are designed to be suitable for use under various types of Qualified plans. Taxation of owners in each Qualified plan varies with the type of plan and terms and conditions of each specific plan. Owners and Beneficiaries are cautioned that benefits under a Qualified plan may be subject to limitations under the IRC and the employer-sponsored plan, in addition to the terms and conditions of the contracts issued pursuant to the plan.

Following are general descriptions of the types of Qualified plans with which the contracts may be used. Such descriptions are not exhaustive and are for general information purposes only. The tax rules regarding Qualified plans are very complex and will have differing applications depending on individual facts and circumstances. Each purchaser should obtain competent tax advice prior to purchasing a contract issued under a Qualified plan.

Contracts issued pursuant to Qualified plans include special provisions restricting contract provisions that may otherwise be available and described in this prospectus. Generally, contracts issued pursuant to Qualified plans are not transferable except upon surrender or annuitization. Various penalty and excise taxes may apply to contributions or distributions made in violation of applicable limitations. Furthermore, certain contractual withdrawal penalties and restrictions may apply to surrenders from Qualified contracts.

(a) Plans of Self-Employed Individuals: "H.R. 10 Plans"

Section 401 of the Code permits self-employed individuals to establish Qualified plans for themselves and their employees, commonly referred to as "H.R. 10" or "Keogh" Plans. Contributions made to the plan for the benefit of the employees will not be included in the gross income of the employees until distributed from the plan. The tax consequences to owners may vary depending upon the particular plan design. However, the Code places limitations and restrictions on these plans, such as: amounts of allowable contributions; form, manner and timing of distributions; vesting and non-forfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. Purchasers of contracts for use with an H.R. 10 Plan should obtain competent tax advice as to the tax treatment and suitability of such an investment.

(b) Tax-Sheltered Annuities

Section 403(b) of the Code permits the purchase of "tax-sheltered annuities" by public schools and certain charitable, education and scientific organizations described in Section 501(c)(3) of the Code. These qualifying employers may make contributions to the contracts for the benefit of their employees. Such contributions are not includible in the gross income of the employee until the employee receives distributions from the contract. The amount of contributions to the tax-sheltered annuity is limited to certain maximums imposed by the Code.

One of these limits, on the amount that the employee may contribute on a voluntary basis, is imposed by the annuity contract as well as by the Code. That limit for 2006 is $15,000. The limit may be increased by up to $3,000 for certain employees with at least fifteen years of full-time equivalent service with an eligible employer, and by an additional $5,000 in 2006 for employees age 50 or older, provided that other applicable requirements are satisfied. Total combined employer and employee contributions for 2005 may not exceed the lessor of $44,000 or 100% of compensation. Furthermore, the Code sets forth additional restrictions governing such items as transferability, distributions, nondiscrimination and withdrawals. Any employee should obtain competent tax advice as to the tax treatment and suitability of such an Investment.

(c) Individual Retirement Annuities

Section 408(b) of the Code permits eligible individuals to contribute to an individual retirement program known as a traditional "Individual Retirement Annuity" ("IRA"). Under applicable limitations, certain amounts may be contributed to an IRA which will be deductible from the individual's gross income. The ability to deduct an IRA contribution to a traditional IRA is subject to limits based upon income levels, retirement plan participation status, and other factors. The maximum IRA (traditional and/or Roth) contribution for 2006 is the lessor of $4,000 or 100% of compensation. Individuals age 50 or older may be able to contribute an additional $1,000 in 2006. IRAs are subject to limitations on eligibility, contributions, transferability and distributions. Sales of contracts for use with IRAs are subject to special requirements imposed by the Code, including the requirement that certain informational disclosure be given to persons desiring to establish an IRA. Purchasers of contracts to be qualified as IRAs should obtain competent tax advice as to the tax treatment and suitability of such an investment.

(d) Roth IRAs

Section 408(A) of the Code permits an individual to contribute to an individual retirement program called a Roth IRA. Contributions to a Roth IRA are not deductible but distributions are tax-free if certain requirements are satisfied. The maximum IRA (traditional and/or Roth) contribution for 2006 is the lessor of $4,000 or 100% of compensation. Individuals age 50 or older may be able to contribute an additional $1,000 in 2006. Unlike traditional IRAs, to which everyone can contribute even if they cannot deduct the full contribution, income limits for Roth IRAs are limitations on who can establish such a contract. Generally, you can contribute to a Roth IRA if you have taxable compensation and your modified adjusted gross income is less than: $160,000 for married filing jointly or qualifying widow(er), $10,000 for married filing separately and you lived with your spouse at any time during the year, and $110,000 for single, head of household, or married filing separately and you did not live with your spouse at any time during the year. Certain persons may be eligible to convert a traditional IRA into a Roth IRA.

Conversion into Roth IRAs normally require taxes to be paid on any previously untaxed amounts included in the amount converted. If the Contracts are made available for use with Roth IRAs, they may be subject to special requirements imposed by the Internal Revenue Service ("IRS"). Purchasers of the Contracts for this purpose will be provided with such supplementary information as may be required by the IRS or other appropriate agency.

(e) Pension and Profit-Sharing Plans

Section 401(a) of the Code permits certain employers to establish various types of retirement plans, including 401(k) plans, for employees. However, public employers may not establish new 401(k) plans. These retirement plans may permit the purchase of the contracts to provide benefits under the plan. Contributions to the plan for the benefit of employees will not be includible in the gross income of the employee until distributed from the plan. The tax consequences to owners may vary depending upon the particular plan design. However, the Code places limitations on all plans on such items as amount of allowable contributions; form, manner and timing of distributions; vesting and non-forfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. Purchasers of contracts for use with pension or profit sharing plans should obtain competent tax advice as to the tax treatment and suitability of such an investment.

(f) Deferred Compensation Plans - Section 457(b)

Under Section 457(b) of the Code, governmental and certain other tax-exempt employers may establish, for the benefit of their employees, deferred compensation plans, which may invest in annuity contracts. The Code, as in the case of Qualified plans, establishes limitations and restrictions on eligibility, contributions and distributions. Under these plans, contributions made for the benefit of the employees will not be includible in the employees' gross income until distributed from the plan. Funds in a non-governmental 457(b) plan remain assets of the employer and are subject to claims by the creditors of the employer. As of January 1, 1999, all 457(b) plans of state and local governments must hold assets and income in a qualifying trust, custodial account, or annuity contract for the exclusive benefit of participants and their Beneficiaries.

Economic Growth and Tax Relief Reconciliation Act of 2001

For tax years beginning in 2002, the Economic Growth and Tax Relief Reconciliation Act of 2001 (EGTRRA) expands the range of eligible tax-free rollover distributions that may be made among qualified contracts. The changes made to the IRC by EGTRRA are scheduled to expire on December 31, 2010. Congress may, however, decide to promulgate legislation making the changes permanent or delaying their expiration.

DISTRIBUTION OF CONTRACTS
--------------------------------------------------------------------------------

The contracts are offered through AIG SunAmerica Capital Services, Inc., located at Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311. AIG SunAmerica Capital Services, Inc. is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the National Association of Securities Dealers, Inc. The Company and AIG SunAmerica Capital Services, Inc. are each an indirect wholly owned subsidiary of AIG Retirement Services, Inc. No underwriting fees are paid in connection with the distribution of the contracts. Contracts are offered on a continuous basis.

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

The consolidated financial statements of AIG SunAmerica Life Assurance Company at December 31, 2005 and 2004, and for each of the three years in the period ended December 31, 2005, are incorporated by reference in this Statement of Additional Information to Post-Effective Amendment No. 32 under the Securities Act of 1933 and Amendment No. 33 under the Investment Company Act of 1940, File Nos. 333-08859 and 811-07727, filed on May 1, 2006, Accession No.
0000950129-06-004661. The financial statements of the Company should be considered only as bearing on the ability of the Company to meet its obligation under the contracts.

The financial statements of Variable Annuity Account Five at April 30, 2006, and for each of the two years in the period ended April 30, 2006, are incorporated by reference to Post-Effective Amendment No. 14 under the Securities Act of 1933 and Amendment No. 15 under the Investment Company Act of 1940, File Nos. 333-66106 and 811-07727 filed on July 28, 2006, Accession No.
0000950134-06-014195.

AMERICAN HOME FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

The statutory statements of admitted assets and liabilities, capital and surplus of American Home Assurance Company as of December 31, 2005 and 2004, and the related statutory statements of income and changes in capital and surplus, and of cash flow for the years then ended, are also incorporated by reference in this Statement of Additional Information to Post-Effective Amendment No. 6 under the Securities Act of 1933 and Amendment No. 7 under the Investment Company Act of 1940, File Nos. 333-64338 and 811-07727 filed on July 27, 2006, Accession No. 0000950134-06-014060, in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

You should only consider the financial statements of American Home that we incorporate by reference in this Statement of Additional Information as bearing on the ability of American Home, as guarantor, to meet its obligations under the guarantee.

PricewaterhouseCoopers LLP, 350 South Grand Avenue, Los Angeles, California 90071, serves as the independent registered public accounting firm for the Separate Account and the Company. The financial statements referred to above have been included or are incorporated by reference in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.
                                       14

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                   INDEX TO CONSOLIDATED FINANCIAL STATEMENTS




                                                                         Page
                                                                       Number(s)
                                                                      ----------

         Report of Independent Registered Public Accounting Firm          --

         Consolidated Balance Sheet -- December 31, 2005 and
         2004                                                           1 to 2

         Consolidated Statement of Income and Comprehensive
         Income -- Years Ended December 31, 2005, 2004 and 2003         3 to 4

         Consolidated Statement of Cash Flows -- Years Ended
         December 31, 2005, 2004 and 2003                               5 to 6

         Notes to Consolidated Financial Statements                     7 to 32

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Board of Directors and Shareholder of AIG SunAmerica Life Assurance Company:


In our opinion, the accompanying consolidated balance sheet and the related consolidated statements of income and comprehensive income and of cash flows present fairly, in all material respects, the financial position of AIG SunAmerica Life Assurance Company (the "Company"), an indirect wholly owned subsidiary of American International Group, Inc., at December 31, 2005 and 2004, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2005 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As discussed in Note 2 to the consolidated financial statements, the Company changed its method of accounting and reporting for certain nontraditional long-duration contracts in 2004.


PricewaterhouseCoopers LLP
Los Angeles, California
April 17, 2006

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
                           CONSOLIDATED BALANCE SHEET
                                  DECEMBER 31,

                                                                   2005            2004
                                                                -----------     -----------

                                                                       (in thousands)
ASSETS

Investments and cash:
 Cash and short-term investments                                $   190,066     $   201,117
 Bonds, notes and redeemable preferred stocks available for
   sale, at fair value (amortized cost:  December 31, 2005,
   $4,821,973; December 31, 2004, $4,987,728)                     4,870,876       5,139,477
 Mortgage loans                                                     490,876         624,179
 Policy loans                                                       170,353         185,958
 Mutual funds                                                        24,380           6,131
 Common stocks available for sale, at fair value (cost:
   December 31, 2005, $25,015; December 31, 2004, $25,015)           26,341          26,452
 Securities lending collateral, at cost (approximates fair
     value)                                                       1,278,694         883,792
 Other invested assets                                               65,310          58,880
                                                                -----------     -----------

 Total investments and cash                                       7,116,896       7,125,986

Variable annuity assets held in separate accounts                24,379,389      22,612,451
Accrued investment income                                            67,911          73,769
Deferred acquisition costs                                        1,378,018       1,349,089
Other deferred expenses                                             255,601         257,781
Income taxes currently receivable from Parent                         4,833           9,945
Goodwill                                                             14,038          14,038
Other assets                                                         56,327          52,956
                                                                -----------     -----------

TOTAL ASSETS                                                    $33,273,013     $31,496,015
                                                                ===========     ===========


          See accompanying notes to consolidated financial statements.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
                     CONSOLIDATED BALANCE SHEET (Continued)
                                  DECEMBER 31,

                                                                   2005            2004
                                                                -----------     -----------

                                                                       (in thousands)
LIABILITIES AND SHAREHOLDER'S EQUITY

Reserves, payables and accrued liabilities:
  Reserves for fixed annuity and fixed accounts of variable
    annuity contracts                                           $ 3,548,441     $ 3,948,158
  Reserves for universal life insurance contracts                 1,472,956       1,535,905
  Reserves for guaranteed investment contracts                      117,556         215,331
  Reserves for guaranteed benefits                                   65,895          76,949
  Securities lending payable                                      1,278,694         883,792
  Due to affiliates                                                  11,914          21,655
  Payable to brokers                                                  2,273              --
  Other liabilities                                                 225,520         190,198
                                                                -----------     -----------

 Total reserves, payables and accrued liabilities                 6,723,249       6,871,988

Variable annuity liabilities related to separate accounts        24,379,389      22,612,451

Deferred income taxes                                               316,578         257,532
                                                                -----------     -----------

Total liabilities                                                31,419,216      29,741,971
                                                                -----------     -----------

Shareholder's equity:
  Common stock                                                        3,511           3,511
  Additional paid-in capital                                        761,259         758,346
  Retained earnings                                               1,074,953         919,612
  Accumulated other comprehensive income                             14,074          72,575
                                                                -----------     -----------

  Total shareholder's equity                                      1,853,797       1,754,044
                                                                -----------     -----------

TOTAL LIABILITIES AND SHAREHOLDER'S EQUITY                      $33,273,013     $31,496,015
                                                                ===========     ===========


          See accompanying notes to consolidated financial statements.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
            CONSOLIDATED STATEMENT OF INCOME AND COMPREHENSIVE INCOME
                        FOR THE YEARS ENDED DECEMBER 31,

                                                              2005            2004             2003
                                                           -----------     -----------      -----------

                                                                          (in thousands)
REVENUES

     Fee income:
         Variable annuity policy fees, net of
            reinsurance                                    $   429,037     $   374,367      $   285,927
         Asset management fees                                  82,128          84,343           62,095
         Universal life insurance policy fees, net of
            reinsurance                                         33,244          33,899           35,816
         Surrender charges                                      26,900          26,219           27,733
         Other fees                                             15,510          15,753           15,520
                                                           -----------     -----------      -----------
     Total fee income                                          586,819         534,581          427,091

     Investment income                                         344,691         362,607          397,616
     Net realized investment gains (losses)                      8,925         (22,820)         (25,047)
                                                           -----------     -----------      -----------

Total revenues                                                 940,435         874,368          799,660
                                                           -----------     -----------      -----------

BENEFITS AND EXPENSES
     Interest expense:
        Fixed annuity and fixed accounts of variable
         annuity contracts                                     124,575         140,889          153,636
        Universal life insurance contracts                      70,290          73,745           76,415
        Guaranteed investment contracts                          6,608           6,034            7,534
        Subordinated notes payable to affiliates                    --           2,081            2,628
                                                           -----------     -----------      -----------
     Total interest expense                                    201,473         222,749          240,213
     Amortization of bonus interest                             18,069          10,357           19,776
     Claims on universal life insurance contracts, net
       of reinsurance recoveries                                18,412          17,420           17,766
     Guaranteed benefits, net of
       reinsurance recoveries                                   24,967          58,756           63,268
     General and administrative expenses                       131,310         131,612          119,093
     Amortization of deferred acquisition costs and
       other deferred expenses                                 218,029         157,650          160,106
     Annual commissions                                         75,534          64,323           55,661
                                                           -----------     -----------      -----------

Total benefits and expenses                                    687,794         662,867          675,883
                                                           -----------     -----------      -----------

PRETAX INCOME BEFORE CUMULATIVE EFFECT OF
     ACCOUNTING CHANGE                                         252,641         211,501          123,777

Income tax expense                                              70,738           6,410           30,247
                                                           -----------     -----------      -----------

INCOME BEFORE CUMULATIVE EFFECT OF
     ACCOUNTING CHANGE                                         181,903         205,091           93,530

Cumulative effect of accounting change, net of tax                  --         (62,589)              --
                                                           -----------     -----------      -----------

NET INCOME                                                 $   181,903     $   142,502      $    93,530
                                                           -----------     -----------      -----------



          See accompanying notes to consolidated financial statements.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
      CONSOLIDATED STATEMENT OF INCOME AND COMPREHENSIVE INCOME (Continued)
                        FOR THE YEARS ENDED DECEMBER 31,



                                                                                    2005           2004           2003
                                                                                  ---------      ---------      ---------

                                                                                               (in thousands)
OTHER COMPREHENSIVE INCOME (LOSS), NET OF TAX:

Net unrealized gains (losses) on debt and equity securities available for sale identified in the current period, less related amortization of deferred
   acquisition costs and other deferred expenses                                  $ (77,495)     $ (20,487)     $  67,125

Less reclassification adjustment for net realized
   (gains) losses included in net income                                            (10,436)        19,263         19,194

Net unrealized gain (loss) on foreign currency                                       (2,071)         1,170             --

Income tax benefit (expense)                                                         31,502             19        (30,213)
                                                                                  ---------      ---------      ---------

OTHER COMPREHENSIVE INCOME (LOSS)                                                   (58,500)           (35)        56,106
                                                                                  ---------      ---------      ---------

COMPREHENSIVE INCOME                                                              $ 123,403      $ 142,467      $ 149,636
                                                                                  =========      =========      =========


          See accompanying notes to consolidated financial statements.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
                      CONSOLIDATED STATEMENT OF CASH FLOWS
                        FOR THE YEARS ENDED DECEMBER 31,

                                                                            2005            2004              2003
                                                                       -----------      -----------      -----------

                                                                                           (in thousands)
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income                                                             $   181,903      $   142,502      $    93,530
Adjustments to reconcile net income to net cash provided by
  operating activities:
  Cumulative effect of accounting change, net of tax                            --           62,589               --
  Interest credited to:
    Fixed annuity and fixed accounts of variable annuity contracts         124,575          140,889          153,636
    Universal life insurance contracts                                      70,290           73,745           76,415
    Guaranteed investment contracts                                          6,608            6,034            7,534
  Net realized investment (gains) losses                                    (8,925)          22,820           25,047
  Amortization of net premium/(accretion of net discount) on
   investments                                                              12,399             (705)          (6,519)
  Amortization of deferred acquisition costs and other expenses            236,098          168,007          179,882
  Acquisition costs deferred                                              (202,790)        (246,033)        (212,251)
  Other expenses deferred                                                  (22,619)         (46,799)         (53,427)
  Provision for deferred income taxes                                       90,547           49,337         (129,591)
  Change in:
    Accrued investment income                                                5,858              878              679
    Income taxes currently receivable from Parent                            5,112            5,510          148,898
    Other assets                                                            (4,842)           6,035          (10,631)
    Due from/to affiliates                                                  (9,741)           2,366          (36,841)
    Other liabilities                                                        2,292            7,132           10,697
  Other, net                                                               (13,556)         (12,836)           3,461
                                                                       -----------      -----------      -----------

NET CASH PROVIDED BY OPERATING ACTIVITIES                                  473,209          381,471          250,519

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of:
  Bonds, notes and redeemable preferred stocks                          (2,368,070)      (1,232,311)      (2,078,310)
  Mortgage loans                                                          (112,327)         (31,502)         (44,247)
  Other investments, excluding short-term investments                      (48,499)         (33,235)         (20,266)
Sales of:
  Bonds, notes and redeemable preferred stocks                           1,674,197          651,301        1,190,299
  Other investments, excluding short-term investments                       56,295           22,283           12,835
Redemptions and maturities of:
  Bonds, notes and redeemable preferred stocks                             826,462          898,682          994,014
  Mortgage loans                                                           246,470          125,475           67,506
  Other investments, excluding short-term investments                       15,903           10,915           72,970
Change in securities lending collateral                                   (394,902)        (369,647)          71,615
                                                                       -----------      -----------      -----------

NET CASH PROVIDED BY (USED IN) INVESTING ACTIVITIES                    $  (104,471)     $    41,961      $   266,416


          See accompanying notes to consolidated financial statements.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
                CONSOLIDATED STATEMENT OF CASH FLOWS (Continued)
                        FOR THE YEARS ENDED DECEMBER 31,

                                                                        2005             2004             2003
                                                                     -----------      -----------      -----------

                                                                                    (in thousands)
CASH FLOWS FROM FINANCING ACTIVITIES:
Deposits received on:
  Fixed annuity and fixed accounts of variable annuity contracts     $ 1,351,964      $ 1,360,319      $ 1,553,000
  Universal life insurance contracts                                      41,611           45,183           45,657
Net exchanges from the fixed accounts of variable annuity
  contracts                                                           (1,171,713)      (1,332,240)      (1,108,030)
Withdrawal payments on:
  Fixed annuity and fixed accounts of variable annuity contracts        (611,301)        (458,052)        (464,332)
  Universal life insurance contracts                                     (57,465)         (69,185)         (61,039)
  Guaranteed investment contracts                                       (104,411)          (8,614)        (148,719)
Claims and annuity payments, net of reinsurance, on:
  Fixed annuity and fixed accounts of variable annuity contracts         (99,903)        (108,691)        (109,412)
  Universal life insurance contracts                                     (98,473)        (105,489)        (111,380)
Net receipts from (repayments of) other short-term financings                 --          (41,060)          14,000
Net payment related to a modified coinsurance transaction                     --           (4,738)         (26,655)
Change in securities lending payable                                     394,902          369,647          (71,615)
Dividend paid to Parent                                                  (25,000)          (2,500)         (12,187)
                                                                     -----------      -----------      -----------

NET CASH USED IN FINANCING ACTIVITIES                                   (379,789)        (355,420)        (500,712)
                                                                     -----------      -----------      -----------

NET INCREASE (DECREASE) IN CASH AND SHORT-TERM INVESTMENTS               (11,051)          68,012           16,223

CASH AND SHORT-TERM INVESTMENTS AT BEGINNING OF PERIOD                   201,117          133,105          116,882
                                                                     -----------      -----------      -----------

CASH AND SHORT-TERM INVESTMENTS AT END OF PERIOD                     $   190,066      $   201,117      $   133,105
                                                                     ===========      ===========      ===========

SUPPLEMENTAL CASH FLOW INFORMATION:

Interest paid on indebtedness                                        $        --      $     2,081      $     2,628
                                                                     ===========      ===========      ===========

Income taxes received from (paid to) Parent                          $    24,923      $   (47,749)     $    10,989
                                                                     ===========      ===========      ===========

           See accompanying notes to consolidated financial statements

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                           DECEMBER 31, 2005 AND 2004

1.       BASIS OF PRESENTATION

         AIG SunAmerica Life Assurance Company (the "Company") is a direct wholly owned subsidiary of SunAmerica Life Insurance Company (the "Parent"), which is a wholly owned subsidiary of AIG Retirement Services, Inc. ("AIGRS") (formerly AIG SunAmerica Inc.), a wholly owned subsidiary of American International Group, Inc. ("AIG"). AIG is a holding company which through its subsidiaries is engaged in a broad range of insurance and insurance-related activities, financial services, retirement services and asset management. The Company is an Arizona-domiciled life insurance company principally engaged in the business of writing variable annuity contracts directed to the market for tax-deferred, long-term savings products.

         Effective January 1, 2004, the Parent contributed to the Company 100% of the outstanding capital stock of its consolidated subsidiary, AIG SunAmerica Asset Management Corp. ("SAAMCo") (formerly SunAmerica Asset Management Corp.) which in turn has two wholly owned subsidiaries: AIG SunAmerica Capital Services, Inc. ("SACS") (formerly SunAmerica Capital Services, Inc.) and AIG SunAmerica Fund Services, Inc. ("SFS") (formerly SunAmerica Fund Services, Inc.). Pursuant to this contribution, SAAMCo became a direct wholly owned subsidiary of the Company. Shareholder's equity at December 31, 2003 was restated to include $150,653,000, for SAAMCo. Similarly, the results of operations and cash flows for the year ended December 31, 2003 have been restated for the addition to pretax income of $16,345,000 to reflect the SAAMCo activity. Prior to this capital contribution to the Company, SAAMCo distributed certain investments with a tax effect of $49,100,000 which was indemnified by its then parent, SALIC. See Note 10 of the Notes to Consolidated Financial Statements.

         SAAMCo and its wholly owned distributor, SACS, and its wholly owned servicing administrator, SFS, represent the Company's asset management operations. These companies earn fee income by managing, distributing and administering a diversified family of mutual funds, managing certain subaccounts offered within the Company's variable annuity products and providing professional management of individual, corporate and pension plan portfolios.

         The operations of the Company are influenced by many factors, including general economic conditions, monetary and fiscal policies of the federal government, and policies of state and other regulatory authorities. The level of sales of the Company's financial products is influenced by many factors, including general market rates of interest, the strength, weakness and volatility of equity markets, and terms and conditions of competing financial products. The Company is exposed to the typical risks normally associated with a portfolio of fixed-income securities, namely interest rate, option, liquidity and credit risk. The Company controls its exposure to these risks by, among other things, closely monitoring and matching the duration of its assets and liabilities, monitoring and limiting prepayment and extension risk in its portfolio, maintaining a large percentage of its portfolio in highly liquid securities, and engaging in a disciplined process of underwriting, reviewing and monitoring credit risk. The Company also is exposed to market risk, as market volatility may result in reduced fee income in the case of assets held in separate accounts.

         Products for the annuity operations and asset management operations are marketed through affiliated and independent broker-dealers, full-service securities firms and financial institutions. One independent selling organization in the annuity operations represented 32.1% of deposits in the year ended December 31, 2005, 24.8% of deposits in the year ended December 31, 2004 and 14.6% of deposits in the year ended December 31, 2003. No other independent selling organization was responsible for 10% or more of deposits for any such period. One independent selling organization in the asset management operations represented 12.4% of deposits in the year ended December 31, 2005, 16.0% of deposits in the year ended December 31, 2004 and 10.8% of deposits in the

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


1.       BASIS OF PRESENTATION (Continued)

         year ended December 31, 2003. No other independent selling organization was responsible for 10% or more of deposits for any such period.

2.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

         BASIS OF PRESENTATION: The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements in conformity with GAAP requires the use of estimates and assumptions that affect the amounts reported in the financial statements and the accompanying notes. Actual results could differ from those estimates. Certain prior period items have been reclassified to conform to the current period's presentation.

         INVESTMENTS: Cash and short-term investments primarily include cash, commercial paper, money market investments and short-term bank participations. All such investments are carried at cost plus accrued interest, which approximates fair value, have maturities of three months or less and are considered cash equivalents for purposes of reporting cash flows.

         Bonds, notes and redeemable preferred stocks available for sale and common stocks available for sale are carried at aggregate fair value and changes in unrealized gains or losses, net of deferred acquisition costs, other deferred expenses and income tax, are credited or charged directly to the accumulated other comprehensive income or loss component of shareholder's equity. Bonds, notes, redeemable preferred stocks and common stocks are reduced to estimated net fair value when declines in such values are considered to be other than temporary. Estimates of net fair value are subjective and actual realization will be dependent upon future events.

         Mortgage loans are carried at amortized unpaid balances, net of provisions for estimated losses. Policy loans are carried at unpaid balances. Mutual funds consist of seed money for mutual funds used as investment vehicles for the Company's variable annuity separate accounts and is carried at market value. Real estate is carried at the lower of cost or net realizable value.

         Securities lending collateral consist of securities provided as collateral with respect to the Company's securities lending program. The Company has entered into a securities lending agreement with an affiliated lending agent, which authorizes the agent to lend securities held in the Company's portfolio to a list of authorized borrowers. The fair value of securities pledged under the securities lending agreement were $1,249,900,000 and $862,481,000 as of December 31, 2005 and 2004,
         respectively, and represents securities included in bonds, notes and redeemable preferred stocks available for sale caption in the consolidated balance sheet as of December 31, 2005 and 2004, respectively. The Company receives primarily cash collateral in an amount in excess of the market value of the securities loaned. The affiliated lending agent monitors the daily market value of securities loaned with respect to the collateral value and obtains additional collateral when necessary to ensure that collateral is maintained at a minimum of 102% of the value of the loaned securities. Such collateral is not available for the general use of the Company. Income earned on the collateral, net of interest paid on the securities lending agreements and the related management fees paid to administer the program, is recorded as investment income in the consolidated statement of income and comprehensive income. At December 31, 2005, approximately $136,179,000 of such collateral was invested in AIG affiliated entities.

         Other invested assets consist principally of investments in limited partnerships and derivative financial instruments purchased to partially offset the risk of Guaranteed Minimum Account Value ("GMAV") benefits and Guaranteed Minimum Withdrawal ("GMWB") benefits (see Note
         7). Limited partnerships are carried at cost. The derivative financial instruments are marked to market and changes in market value are recorded through net realized investment gains (losses) included in the consolidated statement of income and comprehensive income.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

2.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

         Realized gains and losses on the sale of investments are recognized in operations at the date of sale and are determined by using the specific cost identification method. Premiums and discounts on investments are amortized to investment income by using the interest method over the contractual lives of the investments.

         The Company regularly reviews its investments for possible impairment based on criteria including economic conditions, market prices, past experience and other issuer-specific developments among other factors. If there is a decline in a security's net realizable value, a determination is made as to whether that decline is temporary or "other than temporary". If it is believed that a decline in the value of a particular investment is temporary, the decline is recorded as an unrealized loss in accumulated other comprehensive income. If it is believed that the decline is "other than temporary", the Company writes down the carrying value of the investment and records a realized loss in the consolidated statement of income and comprehensive income. Impairment writedowns totaled $10,288,000, $21,050,000 and $54,092,000 in the years ending December 31, 2005, 2004 and 2003, respectively.

         DERIVATIVE FINANCIAL INSTRUMENTS: Derivative financial instruments primarily used by the Company include interest rate swap agreements and derivative financial instruments entered into to partially offset the risk of certain guarantees of annuity contract values. The Company is neither a dealer nor a trader in derivative financial instruments.

         The Company recognizes all derivatives in the consolidated balance sheet at fair value. Gains and losses in the fair value of derivatives are recognized in net realized investment gains (losses) in the consolidated statement of income and comprehensive income.

         The Company issues certain variable annuity products that offer an optional GMAV and GMWB living benefit. Under Financial Accounting Standards Board ("FASB") Statement of Financial Accounting Standards ("FAS") No. 133, "Accounting for Derivative Instruments and Hedging Activities"("FAS 133"), the GMAV and GMWB benefits are considered embedded derivatives that are bifurcated and marked to market and recorded in other liabilities in the consolidated balance sheet. Changes in the market value of the estimated GMAV and GMWB benefits are recorded in net realized investment gains (losses) in the consolidated statement of income and comprehensive income.

         DEFERRED ACQUISITION COSTS ("DAC"): Policy acquisition costs are deferred and amortized over the estimated lives of the annuity and universal life insurance contracts. Policy acquisition costs include commissions and other costs that vary with, and are primarily related to, the production or acquisition of new business.

         DAC is amortized based on a percentage of expected gross profits ("EGPs") over the life of the underlying contracts. EGPs are computed based on assumptions related to the underlying contracts, including their anticipated duration, the growth rate of the separate account assets (with respect to variable options of the variable annuity contracts) or general account assets (with respect to fixed options of variable annuity contracts ("Fixed Options") and universal life insurance contracts) supporting the annuity obligations, costs of providing for contract guarantees and the level of expenses necessary to maintain the contracts. The Company adjusts amortization of DAC and other deferred expenses (a "DAC unlocking") when estimates of future gross profits to be realized from its annuity contracts are revised.

         The assumption for the long-term annual net growth of the separate account assets used by the Company in the determination of DAC amortization with respect to its variable annuity contracts is 10% (the "long-term growth rate assumption"). The Company uses a "reversion to the mean" methodology that allows the Company to maintain this 10% long-term growth rate assumption, while also giving consideration to the effect of short-term swings in the equity markets. For example, if performance were 15% during the first year following the introduction of a product, the DAC model would assume that market returns for the following five years (the "short-term growth rate assumption") would approximate 9%, resulting in an average annual growth rate of 10% during the life of the product. Similarly, following periods of below 10% performance, the model will assume a short-term growth rate higher than 10%. A DAC unlocking will occur if management deems the short-term growth rate (i.e., the growth

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

2.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

         rate required to revert to the mean 10% growth rate over a five-year period) to be unreasonable. The use of a reversion to the mean assumption is common within the industry; however, the parameters used in the methodology are subject to judgment and vary within the industry.

         As debt and equity securities available for sale are carried at aggregate fair value, an adjustment is made to DAC equal to the change in amortization that would have been recorded if such securities had been sold at their stated aggregate fair value and the proceeds reinvested at current yields. The change in this adjustment, net of tax, is included with the change in net unrealized gains or losses on debt and equity securities available for sale which is a component of accumulated other comprehensive income (loss) and is credited or charged directly to shareholder's equity.

         The Company reviews the carrying value of DAC on at least an annual basis. Management considers estimated future gross profit margins as well as expected mortality, interest earned and credited rates, persistency and expenses in determining whether the carrying amount is recoverable. Any amounts deemed unrecoverable are charged to amortization expense on the consolidated statement of income and comprehensive income.

         OTHER DEFERRED EXPENSES: The annuity operations currently offers enhanced crediting rates or bonus payments to contract holders on certain of its products. Such amounts are deferred and amortized over the life of the contract using the same methodology and assumptions used to amortize DAC. The Company reviews the carrying value of other deferred expenses on at least an annual basis. Management considers estimated future gross profit margins as well as expected mortality, interest earned, credited rates, persistency, withdrawal rates, rates of market return and expenses in determining whether the carrying amount is recoverable. Any amounts deemed unrecoverable are charged to expense.

         The asset management operations defer distribution costs that are directly related to the sale of mutual funds that have a 12b-1 distribution plan and/or contingent deferred sales charge feature (collectively, "Distribution Fee Revenue"). The Company amortizes these deferred distribution costs on a straight-line basis, adjusted for redemptions, over a period ranging from one year to eight years depending on share class. Amortization of these deferred distribution costs is increased if at any reporting period the value of the deferred amount exceeds the projected Distribution Fee Revenue. The projected Distribution Fee Revenue is impacted by estimated future withdrawal rates and the rates of market return. Management uses historical activity to estimate future withdrawal rates and average annual performance of the equity markets to estimate the rates of market return.

         VARIABLE ANNUITY ASSETS AND LIABILITIES RELATED TO SEPARATE ACCOUNTS:
         The assets and liabilities resulting from the receipt of variable annuity deposits are segregated in separate accounts. The Company receives administrative fees for managing the funds and other fees for assuming mortality and certain expense risks. Such fees are included in variable annuity policy fees in the consolidated statement of income and comprehensive income.

         GOODWILL: Goodwill amounted to $14,038,000 (net of accumulated amortization of $18,838,000) at December 31, 2005 and 2004. In accordance with Statement of Financial Accounting Standard No. 142, "Goodwill and Other Intangible Assets" ("SFAS 142"), the Company assesses goodwill for impairment on an annual basis, or more frequently if circumstances indicate that a possible impairment has occurred. The assessment of impairment involves a two-step process whereby an initial assessment for potential impairment is performed, followed by a measurement of the amount of the impairment, if any. The Company has evaluated goodwill for impairment as of December 31, 2005 and 2004, and has determined that no impairment provision is necessary.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


2.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

         RESERVES FOR FIXED ANNUITY CONTRACTS, FIXED ACCOUNTS OF VARIABLE ANNUITY CONTRACTS, UNIVERSAL LIFE INSURANCE CONTRACTS AND GUARANTEED INVESTMENT CONTRACTS: Reserves for fixed annuity, Fixed Options, universal life insurance and guaranteed investment contracts are accounted for in accordance with Statement of Financial Accounting Standards No. 97, "Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments," and are recorded at accumulated value (deposits received, plus accrued interest, less withdrawals and assessed fees). Under GAAP, deposits collected on non-traditional life and annuity insurance products, such as those sold by the Company, are not reflected as revenues in the Company's consolidated statement of income and comprehensive income, as they are recorded directly to contract holders' liabilities upon receipt.

         RESERVES FOR GUARANTEED BENEFITS: Reserves for guaranteed minimum death benefits ("GMDB"), earnings enhancement benefit ("EEB") and guaranteed minimum income benefits ("GMIB") are accounted for in accordance with Statement of Position 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts" ("SOP 03-1"). See Recently Issued Accounting Standards below.

         FEE INCOME: Fee income includes variable annuity policy fees, asset management fees, universal life insurance fees and surrender charges. Variable annuity policy fees are generally based on the market value of assets in the separate accounts supporting the variable annuity contracts. Asset management fees include investment advisory fees and 12b-1 distribution fees and are based on the market value of assets managed in mutual funds and certain variable annuity portfolios by SAAMCo. Universal life insurance policy fees consist of mortality charges, up-front fees earned on deposits received and administrative fees, net of reinsurance premiums. Surrender charges are assessed on withdrawals occurring during the surrender charge period. All fee income is recorded as income when earned.

         INCOME TAXES: Prior to the 2004, the Company was included in a consolidated federal income tax return with its Parent. Also, prior to 2004, SAAMCO, SFS and SACS were included in a separate consolidated federal income tax return with their parent, Saamsun Holdings Corporation. Beginning in 2004, all of these companies are included in the consolidated federal income tax return of their ultimate parent, AIG. Income taxes have been calculated as if each entity files a separate return. Deferred income tax assets and liabilities are recognized based on the difference between financial statement carrying amounts and income tax basis of assets and liabilities using enacted income tax rates and laws.

         RECENTLY ISSUED ACCOUNTING STANDARDS: In July 2003, the American Institute of Certified Public Accountants issued SOP 03-1. This statement was effective as of January 1, 2004, and requires the Company to recognize a liability for GMDB and certain living benefits related to its variable annuity contracts, account for enhanced crediting rates or bonus payments to contract holders and modifies certain disclosures and financial statement presentations for these products. In addition, SOP 03-1 addresses the presentation and reporting of separate accounts and the capitalization and amortization of certain other expenses. The Company reported for the first quarter of 2004 a one-time cumulative accounting charge upon adoption of $62,589,000 ($96,291,000 pre-tax) to reflect the liability and the related impact of DAC and reinsurance as of January 1, 2004.

         At the March 2004 meeting, the Emerging Issue Task Force ("EITF") reached a consensus with respect to Issue No. 03-1, "The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments." On September 30, 2004, the FASB issued FASB staff pronouncement ("FSP") EITF No. 03-1-1, Effective Date of Paragraphs 10-20 of EITF Issue No. 03-1, "The Meaning of Other-Than-Temporary Impairments and Its Application to Certain Investments" delaying the effective date of this guidance until the FASB has resolved certain implementation issues with respect to this guidance, but the disclosures remain effective. This FSP, retitled FSP FAS 115-1, "The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments," replaces the measurement and recognition guidance set forth in Issue No. 03-1 and codifies certain existing guidance

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

2.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

         on impairment. Adoption of FSP FAS 115-1 is not expected to have a material effect on the Company's financial condition or results of operations.

         On June 1, 2005, the FASB issued Statement No. 154, "Accounting Changes and Error Corrections" ("FAS 154"). FAS 154 replaces Accounting Principles Board ("APB") Opinion No. 20, "Accounting Changes" and FASB Statement No. 3, "Reporting Accounting Changes in Interim Financial Statements." FAS 154 requires that a voluntary change in accounting principle be applied retrospectively with all prior period financial statements based on the new accounting principle, unless its impracticable to do so. FAS 154 also provides that a correction of errors in previously issued financial statements should be termed a "restatement." The new standard is effective for accounting changes and correction of errors beginning January 1, 2006.

         On September 19, 2005, FASB issued Statement of Position 05-1, "Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection with Modifications or Exchanges of Insurance Contracts." SOP 05-1 provides guidance on accounting for deferred acquisition costs on internal replacements of insurance and investment contracts other than those specifically described in FASB Statement No. 97, "Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments." The SOP defines an internal replacement as a modification in product benefits, features, rights, or coverage that occurs by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract. The effective date of the implementation guidance is January 1, 2007. The Company is currently assessing the effect of implementing this guidance.

         On June 29, 2005, FASB issued Statement 133 Implementation Issue No. B38, "Embedded Derivatives: Evaluation of Net Settlement with Respect to the Settlement of a Debt Instrument through Exercise of an Embedded Put Option or Call Option." This implementation guidance relates to the potential settlement of the debtor's obligation to the creditor that would occur upon exercise of the put option or call option, which meets the net settlement criterion in FAS 133 paragraph 9(a). The effective date of the implementation guidance is January 1, 2006. The Company is currently assessing the effect of implementing this guidance.

         On June 29, 2005, FASB issued Statement 133 Implementation Issue No. B39, "Application of Paragraph 13(b) to Call Options That Are Exercisable Only by the Debtor." The conditions in FAS 133 paragraph 13(b) do not apply to an embedded call option in a hybrid instrument containing a debt host contract if the right to accelerate the settlement of the debt can be exercised only by the debtor (issuer/borrower). This guidance does not apply to other embedded derivative features that may be present in the same hybrid instrument. The effective date of the implementation guidance is January 1, 2006. The Company is currently assessing the effect of implementing this guidance.

         On February 16, 2006, the FASB issued FAS No. 155, "Accounting for Certain Hybrid Financial Instruments" (FAS 155), and amendment of FAS 140 and FAS 133. FAS 155 permits the Company to elect to measure any hybrid financial instrument at fair value (with changes in fair value recognized in earnings) if the hybrid instrument contains an embedded derivative that would otherwise be required to be bifurcated and accounted for separately under FAS 133. The election to measure the hybrid instrument at fair value is made on an instrument-by-instrument basis and is irrevocable. FAS 155 will be effective for all instruments acquired, issued, or subject to a remeasurement event occurring after the beginning of the Company's fiscal year that begins after September 15, 2006, with earlier adoption permitted as of the beginning of 2006, provided that financial statements for any interim period of that fiscal year have not been issued. The Company has decided to early adopt FAS 155 effective January 1, 2006, and is assessing the effect of this change in accounting.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


3.       INVESTMENTS

         The amortized cost and estimated fair value of bonds, notes and redeemable preferred stocks by major category follow:


                                                               Amortized      Estimated
                                                                 Cost        Fair Value
                                                               ----------    -----------

                                                                   (in thousands)

        AT DECEMBER 31, 2005:
        U.S. government securities                             $   32,340     $   33,337
        Mortgage-backed securities                              1,049,241      1,058,516
        Securities of public utilities                            275,482        277,763
        Corporate bonds and notes                               2,785,382      2,817,720
        Other debt securities                                     679,528        683,540
                                                               ----------     ----------

          Total                                                $4,821,973     $4,870,876
                                                               ==========     ==========



                                                               Amortized      Estimated
                                                                 Cost         Fair Value
                                                               ----------     ----------

                                                                   (in thousands)
        AT DECEMBER 31, 2004:
        U.S. government securities                             $   28,443     $   30,300
        Mortgage-backed securities                                926,274        956,567
        Securities of public utilities                            321,381        332,038
        Corporate bonds and notes                               2,797,943      2,902,829
        Other debt securities                                     913,687        917,743
                                                               ----------     ----------

          Total                                                $4,987,728     $5,139,477
                                                               ==========     ==========

         At December 31, 2005, bonds, notes and redeemable preferred stocks included $247,457,000 that were not rated investment grade. These non-investment-grade securities are comprised of bonds spanning 10 industries with 20%, 18%, 15%, 12%, 11% and 10% concentrated in financial services, utilities, telecommunications, noncyclical consumer, transportation and cyclical consumer industries, respectively. No other industry concentration constituted more than 10% of these assets.

         At December 31, 2005, mortgage loans were collateralized by properties located in 27 states, with loans totaling approximately 25%, 11%, 11% and 11% of the aggregate carrying value of the portfolio secured by properties located in California, Massachusetts, Texas and Michigan, respectively. No more than 10% of the portfolio was secured by properties in any other single state.

         At December 31, 2005, the carrying value, which approximates its estimated fair value, of all investments in default as to the payment of principal or interest totaled $21,191,000 of bonds.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


3.       INVESTMENTS (Continued)

         As a component of its asset and liability management strategy, the Company utilizes interest rate swap agreements to match assets more closely to liabilities. Interest rate swap agreements exchange interest rate payments of differing character (for example, variable-rate payments exchanged for fixed-rate payments) with a counterparty, based on an underlying principal balance (notional principal) to hedge against interest rate changes.

         The Company typically utilizes swap agreements to create a hedge that effectively converts floating-rate assets to fixed-rate instruments.

         At December 31, 2005, $9,685,000 of bonds, at amortized cost, were on deposit with regulatory authorities in accordance with statutory requirements.

         The amortized cost and estimated fair value of bonds, notes and redeemable preferred stocks by contractual maturity, as of December 31, 2005, follow:

                                                    Amortized      Estimated
                                                       Cost        Fair Value
                                                    ----------     ----------

                                                        (in thousands)
         Due in one year or less                    $  302,155     $  308,318
         Due after one year through five years       1,752,254      1,762,652
         Due after five years through ten years      1,344,904      1,362,262
         Due after ten years                           373,419        379,128
         Mortgage-backed securities                  1,049,241      1,058,516
                                                    ----------     ----------

           Total                                    $4,821,973     $4,870,876
                                                    ==========     ==========

         Actual maturities of bonds, notes and redeemable preferred stocks may differ from those shown above due to prepayments and redemptions.

         Gross unrealized gains and losses on bonds, notes and redeemable preferred stocks by major category follow:

                                                    Gross         Gross
                                                 Unrealized     Unrealized
                                                    Gains         Losses
                                                 ----------     ----------

                                                      (in thousands)
         AT DECEMBER 31, 2005:
         U.S. government securities               $     997     $      --
         Mortgage-backed securities                  15,534        (6,259)
         Securities of public utilities               4,449        (2,168)
         Corporate bonds and notes                   59,243       (26,905)
         Other debt securities                       12,697        (8,685)
                                                  ---------     ---------

           Total                                  $  92,920     $ (44,017)
                                                  =========     =========

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

3.       INVESTMENTS (Continued)

                                                   Gross          Gross
                                                 Unrealized     Unrealized
                                                   Gains          Losses
                                                 ----------     ----------

                                                     (in thousands)
         AT DECEMBER 31, 2004:
         U.S. government securities              $    1,857     $       --
         Mortgage-backed securities                  32,678         (2,385)
         Securities of public utilities              11,418           (761)
         Corporate bonds and notes                  118,069        (13,183)
         Other debt securities                       14,871        (10,815)
                                                 ----------     ----------

           Total                                 $  178,893     $  (27,144)
                                                 ==========     ==========

         Gross unrealized gains on equity securities aggregated $1,326,000 at December 31, 2005 and $1,437,000 at December 31, 2004. There were no unrealized losses on equity securities at December 31, 2005 and December 31, 2004.

         The following tables summarize the Company's gross unrealized losses and estimated fair values on investments, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position at December 31, 2005 and 2004 (dollars in thousands).

                                   Less than 12 Months                   12 Months or More                      Total
                           ---------------------------------     --------------------------------   ------------------------------
                                        Unrealized                            Unrealized                        Unrealized
     December 31, 2005     Fair Value      Loss        Items     Fair Value      Loss       Items   Fair Value     Loss      Items
                           ---------------------------------     --------------------------------   ------------------------------
     Mortgage-backed
      securities           $  400,513   $   (4,275)       85     $   57,067   $   (1,984)      13   $  457,580  $   (6,259)     98
     Securities of
      public utilities         83,797       (1,538)       19         18,485         (630)       6      102,282      (2,168)     25
     Corporate bonds and
      notes                 1,156,959      (18,235)      189        233,052       (8,670)      49    1,390,011     (26,905)    238
     Other debt securities    181,348       (3,540)       31        124,346       (5,145)      23      305,694      (8,685)     54
                           ---------------------------------     --------------------------------   ------------------------------
     Total                 $1,822,617   $  (27,588)      324     $  432,950   $  (16,429)      91   $2,255,567  $  (44,017)    415
                           =================================     ================================   ==============================

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


3.       INVESTMENTS (Continued)

                                       Less than 12 Months             12 Months or More                   Total
                                 ------------------------------  -----------------------------  ------------------------------
                                             Unrealized                           Unrealized                     Unrealized
     December 31, 2004           Fair Value     Loss      Items  Fair Value     Loss     Items  Fair Value     Loss     Items
                                 ------------------------------  -----------------------------  ------------------------------
     Mortgage-backed securities  $  125,589  $   (1,282)     23  $   40,275  $   (1,103)     9  $  165,864  $   (2,385)    32
     Securities of public
      utilities                      46,249        (761)      9           0           0      0      46,249        (761)     9
     Corporate bonds and notes     487,923      (7,418)     86      87,194      (5,765)    15     575,117     (13,183)   101
     Other debt securities          207,378      (4,062)     36      79,782      (6,753)    12     287,160     (10,815)    48
                                 ------------------------------  -----------------------------  ------------------------------
     Total                       $  867,139  $  (13,523)    154  $  207,251  $  (13,621)    36  $1,074,390  $  (27,144)   190
                                 ==============================  =============================  ==============================

         Realized investment gains and losses include the following:

                                                         Years ended December 31,
                                                      ------------------------------
                                                        2005       2004       2003
                                                      --------   --------   --------

                                                              (in thousands)
         Bonds, notes and redeemable preferred stock  $(19,770)  $(20,613)  $(32,293)
         Common stock                                       51       (242)       444
         Other invested assets                          28,644     (1,965)     6,802
                                                      --------   --------   --------

         Net realized investment gains (losses)       $  8,925   $(22,820)  $(25,047)
                                                      ========   ========   ========


         Realized investment gains and losses on sales of bonds, notes and redeemable preferred stock and equity securities are as follows:

                                                            Years ended December 31,
                                                        ------------------------------
                                                          2005       2004       2003
                                                        --------   --------   --------

                                                                (in thousands)
         BONDS, NOTES AND REDEEMABLE
            PREFERRED STOCKS:
            Realized gains                              $ 11,526   $ 12,240   $ 30,896
            Realized losses                              (23,927)   (12,623)   (11,818)

         COMMON STOCKS:
            Realized gains                                    51          5        561
            Realized losses                                   --       (247)      (117)


                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


3.       INVESTMENTS (Continued)

         The sources and related amounts of investment income are as follows:

                                                             Years ended December 31,
                                                       ---------------------------------
                                                          2005       2004         2003
                                                       ---------   ---------   ---------

                                                                (in thousands)
         Short-term investments                        $   7,740   $   2,483   $   1,363
         Bonds, notes and redeemable preferred stocks    264,284     293,258     321,493
         Mortgage loans                                   48,633      50,825      53,951
         Partnerships                                     10,393         417        (478)
         Policy loans                                     13,869      17,130      15,925
         Real estate                                        (189)       (202)       (331)
         Other invested assets                             1,969       1,162       8,001
         Less: investment expenses                        (2,008)     (2,466)     (2,308)
                                                       ---------   ---------   ---------

         Total investment income                       $ 344,691   $ 362,607   $ 397,616
                                                       =========   =========   =========

4.       FAIR VALUE OF FINANCIAL INSTRUMENTS

         The following estimated fair value disclosures are limited to reasonable estimates of the fair value of only the Company's financial instruments. The disclosures do not address the value of the Company's recognized and unrecognized non-financial assets (including its real estate investments and other invested assets except for partnerships) and liabilities or the value of anticipated future business. The Company does not plan to sell most of its assets or settle most of its liabilities at these estimated fair values.

         The fair value of a financial instrument is the amount at which the instrument could be exchanged in a current transaction between willing parties, other than in a forced or liquidation sale. Selling expenses and potential taxes are not included. The estimated fair value amounts were determined using available market information, current pricing information and various valuation methodologies. If quoted market prices were not readily available for a financial instrument, management determined an estimated fair value. Accordingly, the estimates may not be indicative of the amounts the financial instruments could be exchanged for in a current or future market transaction.

         The following methods and assumptions were used to estimate the fair value of each class of financial instruments for which it is practicable to estimate that value:

         CASH AND SHORT-TERM INSTRUMENTS: Carrying value is considered to be a reasonable estimate of fair value.

         BONDS, NOTES AND REDEEMABLE PREFERRED STOCKS: Fair value is based principally on independent pricing services, broker quotes and other independent information. For securities that do not have readily determinable market prices, the fair value is estimated with internally prepared valuations (including those based on estimates of future profitability). Otherwise, the most recent purchases and sales of similar unquoted securities, independent broker quotes or comparison to similar securities with quoted prices when possible is used to estimate the fair value of those securities.

         MORTGAGE LOANS: Fair values are primarily determined by discounting future cash flows to the present at current market rates, using expected prepayment rates.

         POLICY LOANS: Carrying value is considered a reasonable estimate of fair value.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


4.       FAIR VALUE OF FINANCIAL INSTRUMENTS (Continued)

         MUTUAL FUNDS: Fair value is considered to be the market value of the underlying securities.

         COMMON STOCKS: Fair value is based principally on independent pricing services, broker quotes and other independent information.

         SECURITIES LENDING COLLATERAL/PAYABLE: Carrying value is considered to be a reasonable estimate of fair value.

         OTHER INVESTED ASSETS: Other invested assets include derivative financial instruments and partnerships. The fair value of the derivative financial instruments is based principally on broker quotes. Fair value of partnerships that invest in debt and equity securities is based upon the fair value of the net assets of the partnerships as determined by the general partners.


         RESERVES FOR FIXED ANNUITY AND FIXED ACCOUNTS OF VARIABLE ANNUITY
         CONTRACTS: Deferred annuity contracts are assigned a fair value equal to current net surrender value. Annuitized contracts are valued based on the present value of future cash flows at current pricing rates.

         RESERVES FOR GUARANTEED INVESTMENT CONTRACTS: Fair value is based on the present value of future cash flows at current pricing rates.

         The estimated fair values of the Company's financial instruments at December 31, 2005 and 2004 compared with their respective carrying values, are as follows:

                                                                           Carrying     Fair
                                                                             Value      Value
                                                                          ----------  ----------

                                                                              (in thousands)
         DECEMBER 31, 2005:

         ASSETS:
               Cash and short-term investments                            $  190,066  $  190,066
               Bonds, notes and redeemable preferred stocks                4,870,876   4,870,876
               Mortgage loans                                                490,876     508,485
               Policy loans                                                  170,353     170,353
               Mutual funds                                                   24,380      24,380
               Common stocks                                                  26,341      26,341
               Securities lending collateral                               1,278,694   1,278,694
               Other invested assets                                          65,310      65,310

         LIABILITIES:
               Reserves for fixed annuity and fixed accounts of variable
                   annuity contracts                                      $3,548,441  $3,477,797
               Reserves for guaranteed investment contracts                  117,556     117,646
               Securities lending payable                                  1,278,694   1,278,694

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

4.       FAIR VALUE OF FINANCIAL INSTRUMENTS (Continued)

                                                                              Carrying         Fair
                                                                                Value          Value
                                                                            ------------    ------------

                                                                                  (in thousands)
         DECEMBER 31, 2004:
         ASSETS:
               Cash and short-term investments                              $    201,117    $    201,117
               Bonds, notes and redeemable preferred stocks                    5,139,477       5,139,477
               Mortgage loans                                                    624,179         657,828
               Policy loans                                                      185,958         185,958
               Mutual funds                                                        6,131           6,131
               Common stocks                                                      26,452          26,452
               Securities lending collateral                                     883,792         883,792
               Other invested assets                                              58,880          58,880

         LIABILITIES:
               Reserves for fixed annuity and fixed accounts of variable
                   annuity contracts                                        $  3,948,158    $  3,943,265
               Reserves for guaranteed investment contracts                      215,331         219,230
               Securities lending payable                                        883,792         883,792

5.       DEFERRED ACQUISITION COSTS

         The following table summarizes the activity in deferred acquisition costs:

                                                          Years Ended December 31,
                                                         ---------------------------
                                                            2005            2004
                                                         -----------     -----------

                                                               (in thousands)

         Balance at beginning of year                    $ 1,349,089     $ 1,268,621
         Acquisition costs deferred                          202,790         246,033
         Effect of net unrealized gains on securities         13,570             267
         Amortization charged to income                     (187,431)       (126,142)
         Cumulative effect of SOP 03-1                            --         (39,690)
                                                         -----------     -----------

         Balance at end of year                          $ 1,378,018     $ 1,349,089
                                                         ===========     ===========

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


6.       OTHER DEFERRED EXPENSES

         The annuity operations defer enhanced crediting rates or bonus payments to contract holders on certain of its products ("Bonus Payments"). The asset management operations defer distribution costs that are directly related to the sale of mutual funds that have a 12b-1 distribution plan and/or contingent deferred sales charge feature. The following table summarizes the activity in these deferred expenses:

                                                            Bonus       Distribution
                                                          Payments          Costs           Total
                                                         -----------    ------------     -----------
                                                                       (in thousands)
         YEAR ENDED DECEMBER 31, 2005

         Balance at beginning of year                    $   182,103     $    75,678     $   257,781
         Expenses deferred                                    29,039          15,918          44,957
         Effect of net unrealized gains on securities          1,530              --           1,530
         Amortization charged in income                      (18,069)        (30,598)        (48,667)
                                                         -----------     -----------     -----------

         Balance at end of year                          $   194,603     $    60,998     $   255,601
                                                         ===========     ===========     ===========


         YEAR ENDED DECEMBER 31, 2004

         Balance at beginning of year                    $   155,695     $    81,011     $   236,707
         Expenses deferred                                    36,732          26,175          62,906
         Effect of net unrealized gains on securities             33              --              33
         Amortization charged in income                      (10,357)        (31,508)        (41,865)
                                                         -----------     -----------     -----------

         Balance at end of year                          $   182,103     $    75,678     $   257,781
                                                         ===========     ===========     ===========

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


7.       GUARANTEED BENEFITS

         The Company issues variable annuity contracts for which the investment risk is generally borne by the contract holder, except with respect to amounts invested in the Fixed Options. For many of the Company's variable annuity contracts, the Company offers contractual guarantees in the event of death, at specified dates during the accumulation period, upon certain withdrawals or at annuitization. Such benefits are referred to as GMDB, GMAV, GMWB and guaranteed minimum income benefits ("GMIB"), respectively. The Company also issues certain variable annuity products that offer an optional earnings enhancement benefit ("EEB") feature that provides an additional death benefit amount equal to a fixed percentage of earnings in the contract, subject to certain maximums.

         The assets supporting the variable portion of variable annuity contracts are carried at fair value and reported as summary total "variable annuity assets held in separate accounts" with an equivalent summary total reported for liabilities. Amounts assessed against the contract holders for mortality, administrative, other services and certain features are included in variable annuity policy fees, net of reinsurance, in the consolidated statement of income and comprehensive income. Changes in liabilities for minimum guarantees (GMDB, GMIB and EEB) are included in guaranteed benefits, net of reinsurance, in the consolidated statement of income and comprehensive income. Separate account net investment income, net investment gains and losses and the related liability charges are offset within the same line item in the consolidated statement of income and comprehensive income.

         The Company offers GMDB options that guarantee for virtually all contract holders, that upon death, the contract holder's beneficiary will receive the greater of (1) the contract holder's account value, or
         (2) a guaranteed minimum death benefit that varies by product and election by policy owner. The GMDB liability is determined each period end by estimating the expected value of death benefits in excess of the projected account balance and recognizing the excess ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to guaranteed benefits, net of reinsurance recoveries, if actual experience or other evidence suggests that earlier assumptions should be revised.

         EEB is a feature the Company offers on certain variable annuity products. For contract holders who elect the feature, the EEB provides an additional death benefit amount equal to a fixed percentage of earnings in the contract, subject to certain maximums. The Company bears the risk that account values following favorable performance of the financial markets will result in greater EEB death claims and that the fees collected under the contract are insufficient to cover the costs of the benefit to be provided.

         If included in the contract, GMIB provides a minimum fixed annuity payment guarantee after a seven, nine or ten-year waiting period. The GMIB liability is determined each period end by estimating the expected value of the annuitization benefits in excess of the projected account balance at the date of annuitization and recognizing the excess ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to guaranteed benefits, net of reinsurance recoveries, if actual experience or other evidence suggests that earlier assumptions should be revised.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


7.       GUARANTEED BENEFITS (Continued)

         GMAV is a feature offered on certain variable annuity products. If available and elected by the contract holder at the time of contract issuance, GMAV guarantees that the account value under the contract will at least equal the amount of deposits invested during the first ninety days, adjusted for any subsequent withdrawals, at the end of a ten-year waiting period. The Company purchases put options and futures on the S&P 500 index to partially offset this risk. GMAVs are considered to be derivatives under FAS 133, and are recognized at fair value in the consolidated balance sheet and in net realized investment gains (losses) in the consolidated statement of income and comprehensive income.

         GMWB is a feature offered on certain variable annuity products. If available and elected by the contract holder at the time of contract issuance, this feature provides a guaranteed annual withdrawal stream at the end of a specified wait period, if any, regardless of market performance. The guaranteed withdrawal stream is based upon deposits invested during a specified period adjusted for subsequent withdrawals, and may include an increase in the benefit base. GMWBs are considered to be derivatives under FAS 133 and are recognized at fair value in the consolidated balance sheet and in net realized investment gains (losses) in the consolidated statement of income and comprehensive income.

         Details concerning the Company's guaranteed benefit exposures as are as follows:

                                                                                               Highest
                                                                                              Specified
                                                                                             Anniversary
                                                                                            Account Value
                                                                       Return of Net            Minus
                                                                      Deposits Plus a        Withdrawals
                                                                          Minimum               Post
                                                                          Return             Anniversary
                                                                      ---------------       -------------
         AT DECEMBER 31, 2005
                                                                            (dollars in millions)
         In the event of death (GMDB and EEB):
            Net account value                                             9,968                 9,166
            Net amount at risk (a)                                          782                   826
            Average attained age of contract holders                         67                    64
            Range of guaranteed minimum return rates                     0%-5.0%                    0%

         At annuitization (GMIB):
            Net account value                                             2,164
            Net amount at risk (b)                                            3
            Weighted average period remaining until earliest
              annuitization                                                 3.2
            Range of guaranteed minimum return rates                     0%-6.5%

         Accumulation at specified date (GMAV):
            Account value                                                 1,932
            Net amount at risk (c)                                           --
            Weighted average period remaining until guaranteed
              payment                                                       8.3

         Annual withdrawals at specified date (GMWB):
            Account value                                                 1,026
            Net amount at risk (d)                                           --
            Weighted average period remaining until expected payout        15.9

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

7.       GUARANTEED BENEFITS (Continued)

                                                                                                      Highest
                                                                                                     Specified
                                                                                                    Anniversary
                                                                                                   Account Value
                                                                             Return of Net             Minus
                                                                            Deposits Plus a         Withdrawals
                                                                                Minimum                Post
                                                                                Return              Anniversary
                                                                            ---------------        --------------
         AT DECEMBER 31, 2004
                                                                                    (dollars in millions)
         In the event of death (GMDB and EEB):
            Net account value                                                    9,912                  7,739
            Net amount at risk (a)                                                 933                  1,137
            Average attained age of contract holders                                67                     64
            Range of guaranteed minimum return rates                            0%-5.0%                     0%

         At annuitization (GMIB):
            Net account value                                                    1,293
            Net amount at risk (b)                                                   3
            Weighted average period remaining until earliest
             annuitization                                                         3.8
            Range of guaranteed minimum return rates                            0%-6.5%

         Accumulation at specified date (GMAV):
            Account value                                                        1,533
            Net amount at risk (c)                                                  --
            Weighted average period remaining until guaranteed
             payment                                                               9.0

         Annual withdrawals at specified date (GMWB):
            Account value                                                          294
            Net amount at risk (d)                                                  --
            Weighted average period remaining until expected payout               13.9

         (a) Net amount at risk represents the guaranteed benefit exposure in excess of the current account value, net of reinsurance, if all contract holders died at the same balance sheet date. The net amount at risk does not take into account the effect of caps and deductibles from the various reinsurance treaties.

         (b) Net amount at risk represents the guaranteed benefit exposure in excess of the current account value, net of reinsurance, if all contract holders annuitized at the same balance sheet date.

         (c) Net amount at risk represents the guaranteed benefit exposure in excess of the current account value, if all contract holders reached the specified date at the same balance sheet date.

         (d) Net amount at risk represents the guaranteed benefit exposure in excess of the current account value if all contract holders exercise the maximum withdrawal benefits at the same balance sheet date. If no withdrawals have been made for those policies with a waiting period, the contract holder will realize an increase in the benefit base after all other amounts guaranteed under this benefit have been paid. This increase in the benefit base increases the net amount at risk by $91.5 and $26.3 million as of December 31, 2005 and 2004, respectively and is payable no sooner than 10 years from the end of the waiting period.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


7.       GUARANTEED BENEFITS (Continued)

         The following summarizes the reserve for guaranteed benefits, net of reinsurance, on variable contracts reflected in the general account:

                                                                             Years Ended December 31,
                                                                           ---------------------------
                                                                              2005            2004
                                                                           -----------     -----------

                                                                                 (in thousands)
           Balance at the beginning of the year, before reinsurance (e)    $    76,949     $    92,873
           Guaranteed benefits incurred                                         26,244          61,472
           Guaranteed benefits paid                                             (5,721)        (49,947)
                                                                           -----------     -----------

           Balance at the end of the year, before reinsurance                   97,472         104,398
           Less reinsurance                                                    (31,577)        (27,449)
                                                                           -----------     -----------

           Balance at the end of the year, net of reinsurance              $    65,895     $    76,949
                                                                           ===========     ===========

         (e) Includes amounts from the one-time cumulative accounting change resulting from the adoption of SOP 03-1.

         The following assumptions and methodology were used to determine the reserve for guaranteed benefits at December 31, 2005 and 2004:
            o Data used was 5,000 stochastically generated investment performance scenarios.
            o  Mean investment performance assumption was 10%.
            o  Volatility assumption was 16%.
            o  Mortality was assumed to be 64% of the 75-80 ALB table.
            o Lapse rates vary by contract type and duration and range from 0% to 40%.
            o  The discount rate was approximately 8%.

8.       REINSURANCE

         Reinsurance contracts do not relieve the Company from its obligations to contract holders. The Company could become liable for all obligations of the reinsured policies if the reinsurers were to become unable to meet the obligations assumed under the respective reinsurance agreements. The Company monitors its credit exposure with respect to these agreements. However, due to the high credit ratings of the reinsurers, such risks are considered to be minimal. The Company has no reinsurance recoverable or related concentration of credit risk greater than 10% of shareholder's equity.

         Variable policy fees are net of reinsurance premiums of $28,108,000, $28,604,000 and $30,795,000 in 2005, 2004 and 2003, respectively.
         Universal life insurance fees are net of reinsurance premiums of $33,408,000, $34,311,000 and $33,710,000 in 2005, 2004 and 2003,
         respectively.

         The Company has a reinsurance treaty that limits the Company's universal life risk on any one insured life to $100,000. Reinsurance recoveries recognized as a reduction of claims on universal life insurance contracts amounted to $32,422,000, $34,163,000 and $34,036,000 in 2005, 2004 and 2003, respectively. Guaranteed benefits paid were reduced by reinsurance recoveries of $1,277,000, $2,716,000 and $8,042,000 in 2005, 2004 and 2003, respectively.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


9.       COMMITMENTS AND CONTINGENT LIABILITIES

         The Company has four agreements outstanding in which it has provided liquidity support for certain short-term securities of municipalities and non-profit organizations by agreeing to purchase such securities in the event there is no other buyer in the short-term marketplace. In return the Company receives a fee. In addition, pursuant to these agreements the Company guarantees the payment of these securities upon redemption. The maximum liability under these guarantees at December 31, 2005 is $108,562,000. These commitments expire in 2006. Related to each of these agreements are participation agreements under which the Parent will share in $39,377,000 of these liabilities in exchange for a proportionate percentage of the fees received under these agreements.

         A purported class action captioned Nitika Mehta, as Trustee of the N.D. Mehta Living Trust vs. AIG SunAmerica Life Assurance Company, Case 04L0199, was filed on April 5, 2004 in the Circuit Court, Twentieth Judicial District in St. Clair County, Illinois. The action has been transferred to and is currently pending in the United States District Court for the District of Maryland, Case No. 04-md-15863, as part of a Multi-District Litigation proceeding. The lawsuit alleges certain improprieties in conjunction with alleged market timing activities. The probability of any particular outcome cannot be reasonably estimated at this time.

         On February 9, 2006, AIG announced that it has reached a resolution of claims and matters under investigation with the United States Department of Justice ("DOJ"), the Securities and Exchange Commission ("SEC"), the Office of the New York Attorney General ("NYAG") and the New York State Department of Insurance ("DOI"). The settlements resolve outstanding litigation filed by the SEC, NYAG and DOI against AIG and conclude negotiations with these authorities and the DOJ in connection with the accounting, financial reporting and insurance brokerage practices of AIG and its subsidiaries, as well as claims relating to the underpayment of certain workers compensation premium taxes and other assessments. As a result of the settlement, the Company obtained temporary permission from the SEC to continue to serve as a depositor for separate accounts, and its registered investment advisor subsidiary, SAAMCo, and its wholly owned distributor, SACS, obtained temporary permission from the SEC to continue to perform their respective investment advisory and distribution services. The Company expects permanent permission to be forthcoming, as the SEC has granted this type of relief to others in the past in similar circumstances. There is no assurance that permanent permission will be granted, however. Accordingly, no assurance can be given that any further changes in circumstances for AIG will not impact the Company.

         Various federal, state and other regulatory agencies are reviewing certain transactions and practices of the Company and its subsidiaries in connection with industry-wide and other inquiries. In the opinion of the Company's management, based on the current status of these inquiries, it is not likely that any of these inquiries will have a material adverse effect on the consolidated financial position, results of operations or cash flows of the Company.

         Various lawsuits against the Company and its subsidiaries have arisen in the ordinary course of business. Contingent liabilities arising from litigation, income taxes and regulatory and other matters are not considered material in relation to the consolidated financial position, results of operations or cash flows of the Company.

         At December 31, 2005, SAAMCo has lease commitments, under joint and several obligations with affiliates, for long-term, non-cancelable, operating leases expiring on various dates through December 31, 2006 and thereafter as follows (in thousands):


                  2006                       $   4,535
                  2007                           3,079
                  2008                           2,833
                  2009                           2,959
                  2010                           2,959
                  Thereafter                    23,098
                                             ---------
                                             $  39,463
                                             =========

         Rent expense was $3,456,000, $3,358,000 and $3,905,000 for the years ended December 31, 2005, 2004 and 2003, respectively.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


10.      SHAREHOLDER'S EQUITY

         The Company is authorized to issue 4,000 shares of its $1,000 par value Common Stock. At December 31, 2005 and 2004, 3,511 shares were outstanding.

         Changes in shareholder's equity are as follows:

                                                                             Years ended December 31,
                                                                   -------------------------------------------
                                                                      2005            2004            2003
                                                                   -----------     -----------     -----------

                                                                                 (in thousands)
         ADDITIONAL PAID-IN CAPITAL:
           Beginning balances                                      $   758,346     $   709,246     $   709,246
           Capital contributions by Parent                               2,913          49,100              --
                                                                   -----------     -----------     -----------

           Ending balances                                         $   761,259     $   758,346     $   709,246
                                                                   ===========     ===========     ===========

         RETAINED EARNINGS:
           Beginning balances                                      $   919,612     $   828,423     $   730,321
           Net income                                                  181,903         142,502          93,530
           Dividends paid to Parent                                    (25,000)         (2,500)        (12,187)
           Adjustment for SICO compensation (See Note 12)               (1,562)             --              --
           Adjustment for tax benefit of distributed subsidiary             --             287          16,759
           Tax effect on a distribution of investment                       --         (49,100)             --
                                                                   -----------     -----------     -----------

           Ending balances                                         $ 1,074,953     $   919,612     $   828,423
                                                                   ===========     ===========     ===========

         ACCUMULATED OTHER COMPREHENSIVE
            INCOME:
            Beginning balances                                     $    72,575     $    72,610     $    16,504
            Change in net unrealized gains (losses) on
              debt securities available for sale                      (104,255)         (1,459)        118,725
            Change in net unrealized gains (losses) on
              equity securities available for sale                       1,224             (65)          1,594
            Change in net unrealized gain (loss)
              on foreign currency                                       (2,071)          1,170              --
            Change in adjustment to deferred acquisition costs
              and other deferred expenses                               15,100             300         (34,000)
            Tax effects of net changes                                  31,501              19         (30,213)
                                                                   -----------     -----------     -----------

            Ending balances                                        $    14,074     $    72,575     $    72,610
                                                                   ===========     ===========     ===========

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


10.      SHAREHOLDER'S EQUITY (Continued)

         Gross unrealized gains (losses) on fixed maturity and equity securities included in accumulated other comprehensive income are as follows:

                                                          December 31,     December 31,
                                                              2005            2004
                                                          ------------     ------------

                                                                (in thousands)
         Gross unrealized gains                           $    94,246     $   180,329
         Gross unrealized losses                              (44,093)        (27,144)
         Unrealized gain (loss) on foreign currency              (901)          1,170
         Adjustment to DAC and other deferred expenses        (27,600)        (42,700)
         Deferred income taxes                                 (7,578)        (39,080)
                                                          -----------     -----------

         Accumulated other comprehensive income           $    14,074     $    72,575
                                                          ===========     ===========


         Dividends that the Company may pay to its shareholder in any year without prior approval of the Arizona Department of Insurance are limited by statute. The maximum amount of dividends which can be paid to shareholders of insurance companies domiciled in the state of Arizona without obtaining the prior approval of the Insurance Commissioner is limited to the lesser of either 10% of the preceding year's statutory surplus or the preceding year's statutory net gain from operations if, after paying the dividend, the Company's capital and surplus would be adequate in the opinion of the Arizona Department of Insurance. Accordingly, the maximum amount of dividends that can be paid to stockholder in the year 2006 without obtaining prior approval is $94,712,000. Dividends of $25,000,000 and $2,500,000 were paid in
         2005 and 2004, respectively. Prior to the capital contribution of SAAMCo to the Company, SAAMCo paid dividends to its parent, SunAmerica Life Insurance Company, of $12,187,000 in 2003.

         Under statutory accounting principles utilized in filings with insurance regulatory authorities, the Company's net income totaled $171,505,000, $99,288,000 and $89,071,000 for the years ended December
         31, 2005, 2004 and 2003, respectively. The Company's statutory capital and surplus totaled $950,636,000 at December 31, 2005 and $840,001,000 at December 31, 2004.

11.      INCOME TAXES

         The components of the provisions for income taxes on pretax income consist of the following:


                                                  Years ended December 31,
                                       -------------------------------------------
                                          2005            2004            2003
                                       -----------     -----------     -----------

                                                      (in thousands)

         Current expense (benefit)     $   (19,809)    $   (42,927)    $   127,655
         Deferred expense (benefit)         90,547          49,337         (97,408)
                                       -----------     -----------     -----------

         Total income tax expense      $    70,738     $     6,410     $    30,247
                                       ===========     ===========     ===========

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

11.      INCOME TAXES (Continued)

         The U.S. Federal income tax rate is 35% for 2005, 2004 and 2003. Actual tax expense on income differs from the "expected" amount computed by applying the Federal income tax rate because of the following:

                                                                      Years ended December 31,
                                                              ----------------------------------------
                                                                2005           2004           2003
                                                              ----------     ----------     ----------

                                                                           (in thousands)
         Amount computed at statutory rate                    $   88,424     $   74,025     $   43,322
         Increases (decreases) resulting from:
            State income taxes, net of federal tax benefit         1,094          4,020          2,273
            Dividends received deduction                         (19,091)       (19,058)       (15,920)
            Tax credits                                           (1,233)        (4,000)            --
            Adjustment to prior year tax liability (a)                --        (39,730)            --
            Other, net                                             1,544         (8,847)           572
                                                              ----------     ----------     ----------

           Total income tax expense                           $   70,738     $    6,410     $   30,247
                                                              ==========     ==========     ==========

               (a) In 2004, the Company revised its estimate of tax contingency amount for prior year based on additional information that became available.

         Under prior federal income tax law, one-half of the excess of a life insurance company's income from operations over its taxable investment income was not taxed, but was set aside in a special tax account designated as "policyholders' surplus". At December 31, 2004, the Company had approximately $14,300,000 of policyholders' surplus on which no deferred tax liability has been recognized, as federal income taxes are not required unless this amount is distributed as a dividend or recognized under other specified conditions. The American Jobs Creation Act of 2004 modified federal income tax law to allow life insurance companies to distribute amounts from policyholders' surplus during 2005 and 2006 without incurring federal income tax on the distributions. The Company eliminated its policyholders' surplus balance in January 2005.

         At December 31, 2005, the Company had net operating carryforwards and capital loss carryforwards for Federal income tax purposes of $15,500,000 and $47,900,000, respectively. Such carryforwards expire in 2023 and 2007, respectively.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

11.      INCOME TAXES (Continued)

         Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax reporting purposes. The significant components of the liability for deferred income taxes are as follows:

                                                                                  December 31,     December 31,
                                                                                      2005             2004
                                                                                  ------------     ------------

                                                                                          (in thousands)

         DEFERRED TAX LIABILITIES:
         Deferred acquisition costs and other deferred expenses                   $   514,893     $   432,868
         State income taxes                                                             4,003          10,283
         Net unrealized gains on debt and equity securities available for sale          7,578          39,080
         Other liabilities                                                              7,796          15,629
                                                                                  -----------     -----------
            Total deferred tax liabilities                                            534,270         497,860
                                                                                  -----------     -----------

         DEFERRED TAX ASSETS:

         Investments                                                                  (16,802)        (28,915)
         Contract holder reserves                                                    (151,424)       (101,301)
         Guaranty fund assessments                                                     (3,313)         (3,402)
         Reserve for guaranteed benefits                                              (23,063)        (26,932)
         Net operating loss carryforward                                               (5,425)         (5,430)
         Capital loss carryforward                                                    (16,770)        (22,321)
         Low income housing credit carryforward                                            --         (44,604)
         Partnership income/loss                                                           --          (6,293)
         Other assets                                                                    (895)         (1,130)
                                                                                  -----------     -----------
            Total deferred tax assets                                                (217,692)       (240,328)
                                                                                  -----------     -----------

         Deferred income taxes                                                    $   316,578     $   257,532
                                                                                  ===========     ===========

         The Company has concluded that the deferred tax asset will be fully realized and no valuation allowance is necessary.

12.      RELATED PARTY TRANSACTION

         Starr International Company, Inc. ("SICO") has provided a series of two-year Deferred Compensation Profit Participation Plans ("SICO Plans") to certain employees of AIG, its subsidiaries and affiliates. The SICO Plans came into being in 1975 when the voting shareholders and Board of Directors of SICO, a private holding company whose principal asset is AIG common stock, decided that a portion of the capital value of SICO should be used to provide an incentive plan for the current and succeeding managements of all American International companies, including the Company.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


12.      RELATED PARTY TRANSACTION (Continued)

         None of the costs of the various benefits provided under the SICO Plans has been paid by the Company, although the Company has recorded a charge to reported earnings for the deferred compensation amounts paid to employees of the Company or its subsidiaries and affiliates by SICO and allocated to the Company, with an offsetting entry to additional paid-in capital reflecting amounts deemed contributed by SICO. The SICO Plans provide that shares currently owned by SICO may be set aside by SICO for the benefit of the participant and distributed upon retirement. The SICO Board of Directors currently may permit an early payout under certain circumstances. Prior to payout, the participant is not entitled to vote, dispose of or receive dividends with respect to such shares, and shares are subject to forfeiture under certain conditions, including but not limited to the participant's voluntary termination of employment with AIG or its subsidiaries and affiliates prior to normal retirement age. Under the SICO Plans, SICO's Board of Directors may elect to pay a participant cash in lieu of shares of AIG common stock. Following notification from SICO to participants in the SICO Plans that it will settle specific future awards under the SICO Plans with shares rather than cash, the Company modified its accounting for the SICO Plans from variable to fixed measurement accounting. The Company gave effect to this change in settlement method beginning on December 9, 2005, the date of SICO's notice to the SICO Plans' participants.

         As total compensation expense related to the SICO Plans for each prior year would not have been material to any such prior year, in the first quarter of 2005 the Company has recorded the total amount of compensation expense related to the SICO Plans that would have been recorded in all prior periods through December 31, 2004, as a reduction of retained earnings on the consolidated balance sheet of $1,562,000, with a corresponding increase to additional paid-in capital, and with no effect on total shareholder's equity, results of operations or cash flows. Compensation expense with respect to the SICO Plans aggregated $1,351,000 for the year ended December 31, 2005, and is included in general and administrative expenses in the consolidated statement of income and comprehensive income.

         As of December 31, 2004, subordinated notes payable to affiliates were paid off except for accrued interest totaling $460,000 which is included in other liabilities on the consolidated balance sheet.

         On February 15, 2004, the Company entered into a short-term financing arrangement with the Parent whereby the Company has the right to borrow up to $500,000,000 from the Parent and vice versa. Any advances made under this arrangement must be repaid within 30 days. There were no balances outstanding under this agreement at December 31, 2005 and 2004.

         On February 15, 2004, the Company entered into a short-term financing arrangement with its affiliate, First SunAmerica Life Insurance Company ("FSA"), whereby the Company has the right to borrow up to $15,000,000 from FSA and vice versa. Any advances made under this arrangement must be repaid within 30 days. There were no balances outstanding under this agreement at December 31, 2005 and 2004.

         On December 19, 2001, the Company entered into a short-term financing arrangement with AIGRS whereby AIGRS has the right to borrow up to $500,000,000. Any advances made under this arrangement must be repaid within 30 days. There were no balances outstanding under this agreement at December 31, 2005 and 2004.

         On December 19, 2001, the Company entered into a short-term financing arrangement with SunAmerica Investments, Inc. ("SAII"), whereby SAII has the right to borrow up to $500,000,000 from the Company. Any advances made under this agreement must be repaid within 30 days. There were no balances outstanding under this agreement at December 31, 2005 and 2004.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


12.      RELATED-PARTY MATTERS (Continued)

         On September 26, 2001, the Company entered into a short-term financing arrangement with AIGRS. Under the terms of this agreement, the Company has immediate access of up to $500,000,000. Any advances made under this arrangement must be repaid within 30 days. There were no balances outstanding under this agreement at December 31, 2005 and 2004.

         On September 26, 2001, the Company entered into a short-term financing arrangement with SAII, whereby the Company has the right to borrow up to $500,000,000. Any advances made under this agreement must be repaid within 30 days. There were no balances outstanding under this agreement at December 31, 2005 and 2004.

         On October 28, 2005, the Company amended an existing credit agreement under which the Company agreed to make loans to AIG in an aggregate amount of up to $150,000,000. This amended agreement expires on October 27, 2006. There were no balances outstanding under this agreement at December 31, 2005.

         In 2005 the Company paid commissions, including support fees to defray marketing and training costs, to ten affiliated companies: Royal Alliance Associates, Inc.; SunAmerica Securities, Inc.; Sentra Securities Corp.; Spelman & Co., Inc.; Advantage Capital Corporation; FSC Services Corporation; AIG Financial Advisors, Inc.; VALIC Financial Advisors; American General Equity Securities Corporation and American General Securities, Inc. Commissions paid to these broker-dealers totaled $49,162,000, $63,268,000 and $51,716,000 for the years ended
         December 31, 2005, 2004 and 2003, respectively. These affiliated broker-dealers distribute a significant portion of the Company's variable annuity products, amounting to approximately 20%, 23% and 24% of deposits for the years ended December 31, 2005, 2004 and 2003, respectively. Of the Company's mutual fund sales, approximately 27%, 25% and 23% were distributed by these affiliated broker-dealers for the years ended December 31, 2005, 2004 and 2003, respectively.

         On February 1, 2004, SAAMCo entered into an administrative services agreement with FSA whereby SAAMCo will pay to FSA a fee based on a percentage of all assets invested through FSA's variable annuity products in exchange for services performed. SAAMCo is the investment advisor for certain trusts that serve as investment options for FSA's variable annuity products. Amounts incurred by the Company under this agreement totaled $1,790,000 and $1,537,000 in 2005 and 2004, respectively, and are included in the Company's consolidated statement of income and comprehensive income. A fee of $150,000 and $1,620,000 was paid under a different agreement in 2004 and 2003, respectively.

         On October 1, 2001, SAAMCo entered into two administrative services agreements with business trusts established by its affiliate, The Variable Annuity Life Insurance Company ("VALIC"), whereby the trust pays to SAAMCo a fee based on a percentage of average daily net assets invested through VALIC's annuity products in exchange for services performed. Amounts earned by SAAMCo under this agreement totaled $9,973,000 $9,074,000 and $7,587,000 in 2005, 2004 and 2003,
         respectively, and are net of certain administrative costs incurred by VALIC of $2,849,000 $2,593,000 and $2,168,000, respectively. The net amounts earned by SAAMCo are included in other fees in the consolidated statement of income and comprehensive income.

         The Company has a support agreement in effect between the Company and AIG (the "Support Agreement"), pursuant to which AIG has agreed that AIG will cause the Company to maintain a policyholder's surplus of not less than $1,000,000 or such greater amount as shall be sufficient to enable the Company to perform its obligations under any policy issued by it. The Support Agreement also provides that if the Company needs funds not otherwise available to it to make timely payment of its obligations under policies issued by it, AIG will provide such funds at the request of the Company. The Support Agreement is not a direct or indirect guarantee by AIG to any person of any obligations of the Company. AIG may terminate the Support Agreement with respect to outstanding obligations of the Company only under circumstances where the Company attains, without the benefit of the Support Agreement, a financial strength rating equivalent to that held by the Company with the benefit of the Support Agreement. Contract holders have the right to cause the Company to enforce its rights against AIG and, if the Company fails or refuses to take timely action to enforce the Support Agreement or if the Company defaults in any

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


12.      RELATED-PARTY MATTERS (Continued)

         claim or payment owed to such contract holder when due, have the right to enforce the Support Agreement directly against AIG.

         The Company's insurance policy obligations are guaranteed by American Home Assurance Company ("American Home"), a subsidiary of AIG, and a member of an AIG intercompany pool. This guarantee is unconditional and irrevocable, and the Company's contract holders have the right to enforce the guarantee directly against American Home. American Home's statutory financial statements are contained in the Company's variable annuity registrations filed with the SEC. Additionally, American Home files statutory annual and quarterly reports with the New York State Insurance Department, through which such reports are available to the public. The Company expects that the American Home guarantee will be terminated within the next year. However, the insurance obligations on contracts issued prior to termination of the American Home guarantee would continue to be covered by the guarantee, including obligations arising from purchase payments received after termination, until satisfied in full.

         Pursuant to a cost allocation agreement, the Company purchases administrative, investment management, accounting, legal, marketing and data processing services from its Parent, AIGRS and AIG. The allocation of such costs for investment management services is based on the level of assets under management. The allocation of costs for other services is based on estimated levels of usage, transactions or time incurred in providing the respective services. Amounts paid for such services totaled $153,180,000, $148,554,000 and $126,531,000 for the years ended
         December 31, 2005, 2004 and 2003, respectively. The component of such costs that relate to the production or acquisition of new business during these periods amounted to $71,533,000, $60,183,000 and $48,733,000, respectively, and is deferred and amortized as part of deferred acquisition costs. The other components of such costs are included in general and administrative expenses in the consolidated statement of income and comprehensive income.

         The majority of the Company's invested assets are managed by an affiliate of the Company. The investment management fees incurred were $3,326,000, $3,712,000 and $3,838,000 for the years ended December 31,
         2005, 2004 and 2003, respectively.

         The Company incurred $1,429,000, $1,113,000 and $500,000 of management fees to an affiliate of the Company to administer its securities lending program for the years ended December 31, 2005, 2004 and 2003, respectively (see Note 2).

         Included in the bonds, notes and redeemable preferred stock at December 31, 2005 is a bond carried at fair value of $25,809,000 that is issued by an affiliate.

                          VARIABLE ANNUITY ACCOUNT FIVE

                                       OF

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                              FINANCIAL STATEMENTS

                             APRIL 30, 2006 AND 2005

                          VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                              FINANCIAL STATEMENTS
                             APRIL 30, 2006 AND 2005

                                    CONTENTS

Report of Independent Registered Public Accounting Firm ..................    1
Statement of Assets and Liabilities, April 30, 2006 ......................    2
Schedule of Portfolio Investments, April 30, 2006 ........................   11
Statement of Operations, for the year ended April 30, 2006 ...............   12
Statement of Changes in Net Assets, for the year ended April 30, 2006 ....   19
Statement of Changes in Net Assets, for the year ended April 30, 2005 ....   28
Notes to Financial Statements ............................................   37

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of AIG SunAmerica Life Assurance Company and the Contractholders of its separate account, Variable Annuity Account Five

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the Variable Accounts constituting Variable Annuity Account Five, a separate account of AIG SunAmerica Life Assurance Company (the "Separate Account") at April 30, 2006, the results of each of their operations for the year ended and the changes in each of their net assets for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Separate Account's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2006 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Los Angeles, California
July 13, 2006

                          VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                       STATEMENT OF ASSETS AND LIABILITIES
                                 APRIL 30, 2006

                                                            Moderate     Balanced   Conservative   Large Cap    Large Cap
                                                Growth       Growth       Growth       Growth        Growth     Composite
                                               Strategy     Strategy     Strategy     Strategy     Portfolio    Portfolio
                                              (Class 1)    (Class 1)    (Class 1)     (Class 1)    (Class 1)    (Class 1)
                                             -----------  -----------  -----------  ------------  -----------  ----------
Assets:
   Investments in Seasons Series Trust
      (Class 1, 2 or 3), at net asset value  $84,712,002  $95,240,911  $70,850,352   $50,839,602  $11,603,801  $3,730,227
Liabilities:                                           0            0            0             0            0           0
                                             -----------  -----------  -----------   -----------  -----------  ----------
                                             $84,712,002  $95,240,911  $70,850,352   $50,839,602  $11,603,801  $3,730,227
                                             ===========  ===========  ===========   ===========  ===========  ==========
Net assets:
   Accumulation units                         84,427,631   94,632,047   70,596,178    50,315,852   11,529,571   3,696,959
   Contracts in payout (annuitization)
      period                                     284,371      608,864      254,174       523,750       74,230      33,268
                                             -----------  -----------  -----------   -----------  -----------  ----------
      Total net assets                       $84,712,002  $95,240,911  $70,850,352   $50,839,602  $11,603,801  $3,730,227
                                             ===========  ===========  ===========   ===========  ===========  ==========
Accumulation units outstanding                 4,675,056    5,436,102    4,260,545     3,174,845    1,209,698     359,661
                                             ===========  ===========  ===========   ===========  ===========  ==========
Contracts with total expenses of 1.40%:
   Net Assets                                $83,478,329  $93,184,118  $69,149,250   $49,377,134  $10,885,281  $3,615,515
   Accumulation units outstanding              4,606,397    5,317,735    4,157,400     3,082,756    1,126,949     347,610
   Unit value of accumulation units          $     18.12  $     17.52  $     16.63   $     16.02  $      9.66  $    10.40
Contracts with total expenses of 1.52%:
   Net Assets                                $ 1,233,673  $ 2,056,793  $ 1,701,102   $ 1,462,468  $   718,520  $  114,712
   Accumulation units outstanding                 68,659      118,367      103,145        92,089       82,749      12,051
   Unit value of accumulation units          $     17.97  $     17.38  $     16.49   $     15.88  $      8.68  $     9.52
Contracts with total expenses of 1.55% (1):
   Net Assets                                $        --  $        --  $        --   $        --  $        --  $       --
   Accumulation units outstanding                     --           --           --            --           --          --
   Unit value of accumulation units          $        --  $        --  $        --   $        --  $        --  $       --
Contracts with total expenses of 1.55% (2):
   Net Assets                                $        --  $        --  $        --   $        --  $        --  $       --
   Accumulation units outstanding                     --           --           --            --           --          --
   Unit value of accumulation units          $        --  $        --  $        --   $        --  $        --  $       --
Contracts with total expenses of 1.65%:
   Net Assets                                $        --  $        --  $        --   $        --  $        --  $       --
   Accumulation units outstanding                     --           --           --            --           --          --
   Unit value of accumulation units          $        --  $        --  $        --   $        --  $        --  $       --
Contracts with total expenses of 1.70% (1):
   Net Assets                                $        --  $        --  $        --   $        --  $        --  $       --
   Accumulation units outstanding                     --           --           --            --           --          --
   Unit value of accumulation units          $        --  $        --  $        --   $        --  $        --  $       --
Contracts with total expenses of 1.70% (3):
   Net Assets                                $        --  $        --  $        --   $        --  $        --  $       --
   Accumulation units outstanding                     --           --           --            --           --          --
   Unit value of accumulation units          $        --  $        --  $        --   $        --  $        --  $       --
Contracts with total expenses of 1.80%:
   Net Assets                                $        --  $        --  $        --   $        --  $        --  $       --
   Accumulation units outstanding                     --           --           --            --           --          --
   Unit value of accumulation units          $        --  $        --  $        --   $        --  $        --  $       --
Contracts with total expenses of 1.95% (1):
   Net Assets                                $        --  $        --  $        --   $        --  $        --  $       --
   Accumulation units outstanding                     --           --           --            --           --          --
   Unit value of accumulation units          $        --  $        --  $        --   $        --  $        --  $       --
Contracts with total expenses of 1.95% (3):
   Net Assets                                $        --  $        --  $        --   $        --  $        --  $       --
   Accumulation units outstanding                     --           --           --            --           --          --
   Unit value of accumulation units          $        --  $        --  $        --   $        --  $        --  $       --

(1)  Offered in Seasons Triple Elite product.

(2)  Offered in Seasons Advisor II and Seasons Select II products.

(3)  Offered in Seasons Advisor II product.

                See accompanying notes to financial statements.

                          VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                       STATEMENT OF ASSETS AND LIABILITIES
                                 APRIL 30, 2006
                                   (Continued)

                                                 Large Cap      Mid Cap       Mid Cap                   International    Diversified
                                                   Value         Growth        Value       Small Cap        Equity      Fixed Income
                                                 Portfolio     Portfolio     Portfolio     Portfolio      Portfolio       Portfolio
                                                 (Class 1)     (Class 1)     (Class 1)     (Class 1)      (Class 1)       (Class 1)
                                                -----------   -----------   -----------   -----------   -------------   ------------
Assets:
   Investments in Seasons Series Trust
      (Class 1, 2 or 3), at net asset value     $15,556,159   $15,069,917   $17,291,562   $10,567,275    $13,037,757     $9,967,288
Liabilities:                                              0             0             0             0              0              0
                                                -----------   -----------   -----------   -----------    -----------     ----------
                                                $15,556,159   $15,069,917   $17,291,562   $10,567,275    $13,037,757     $9,967,288
                                                ===========   ===========   ===========   ===========    ===========     ==========
Net assets:
   Accumulation units                            15,424,767    14,971,045    17,129,319    10,474,542     12,970,850      9,807,736
   Contracts in payout (annuitization) period       131,392        98,872       162,243        92,733         66,907        159,552
                                                -----------   -----------   -----------   -----------    -----------     ----------
      Total net assets                          $15,556,159   $15,069,917   $17,291,562   $10,567,275    $13,037,757     $9,967,288
                                                ===========   ===========   ===========   ===========    ===========     ==========
Accumulation units outstanding                    1,069,572       826,124       724,987       815,332      1,136,838        838,257
                                                ===========   ===========   ===========   ===========    ===========     ==========
Contracts with total expenses of 1.40%:
   Net Assets                                   $15,056,779   $14,118,888   $16,607,334   $10,109,230    $12,504,327     $9,296,454
   Accumulation units outstanding                 1,033,586       769,399       695,705       778,457      1,086,827        780,742
   Unit value of accumulation units             $     14.57   $     18.35   $     23.87   $     12.99    $     11.51     $    11.91
Contracts with total expenses of 1.52%:
   Net Assets                                   $   499,380   $   951,029   $   684,228   $   458,045    $   533,430     $  670,834
   Accumulation units outstanding                    35,986        56,725        29,282        36,875         50,011         57,515
   Unit value of accumulation units             $     13.88   $     16.77   $     23.37   $     12.42    $     10.67     $    11.66
Contracts with total expenses of 1.55% (1):
   Net Assets                                   $        --   $        --   $        --   $        --    $        --     $       --
   Accumulation units outstanding                        --            --            --            --             --             --
   Unit value of accumulation units             $        --   $        --   $        --   $        --    $        --     $       --
Contracts with total expenses of 1.55% (2):
   Net Assets                                   $        --   $        --   $        --   $        --    $        --     $       --
   Accumulation units outstanding                        --            --            --            --             --             --
   Unit value of accumulation units             $        --   $        --   $        --   $        --    $        --     $       --
Contracts with total expenses of 1.65%:
   Net Assets                                   $        --   $        --   $        --   $        --    $        --     $       --
   Accumulation units outstanding                        --            --            --            --             --             --
   Unit value of accumulation units             $        --   $        --   $        --   $        --    $        --     $       --
Contracts with total expenses of 1.70% (1):
   Net Assets                                   $        --   $        --   $        --   $        --    $        --     $       --
   Accumulation units outstanding                        --            --            --            --             --             --
   Unit value of accumulation units             $        --   $        --   $        --   $        --    $        --     $       --
Contracts with total expenses of 1.70% (3):
   Net Assets                                   $        --   $        --   $        --   $        --    $        --     $       --
   Accumulation units outstanding                        --            --            --            --             --             --
   Unit value of accumulation units             $        --   $        --   $        --   $        --    $        --     $       --
Contracts with total expenses of 1.80%:
   Net Assets                                   $        --   $        --   $        --   $        --    $        --     $       --
   Accumulation units outstanding                        --            --            --            --             --             --
   Unit value of accumulation units             $        --   $        --   $        --   $        --    $        --     $       --
Contracts with total expenses of 1.95% (1):
   Net Assets                                   $        --   $        --   $        --   $        --    $        --     $       --
   Accumulation units outstanding                        --            --            --            --             --             --
   Unit value of accumulation units             $        --   $        --   $        --   $        --    $        --     $       --
Contracts with total expenses of 1.95% (3):
   Net Assets                                   $        --   $        --   $        --   $        --    $        --     $       --
   Accumulation units outstanding                        --            --            --            --             --             --
   Unit value of accumulation units             $        --   $        --   $        --   $        --    $        --     $       --

(1)  Offered in Seasons Triple Elite product.

(2)  Offered in Seasons Advisor II and Seasons Select II products.

(3)  Offered in Seasons Advisor II product.

                 See accompanying notes to financial statements.

                          VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                       STATEMENT OF ASSETS AND LIABILITIES
                                 APRIL 30, 2006
                                   (Continued)

                                                   Cash         Focus                      Moderate       Balanced     Conservative
                                                Management     Growth        Growth         Growth         Growth         Growth
                                                 Portfolio    Portfolio     Strategy       Strategy       Strategy       Strategy
                                                 (Class 1)    (Class 1)     (Class 2)      (Class 2)      (Class 2)      (Class 2)
                                                ----------   ----------   ------------   ------------   ------------   ------------
Assets:
   Investments in Seasons Series Trust
      (Class 1, 2 or 3), at net asset value     $6,695,478   $7,824,198   $166,864,108   $323,750,865   $272,827,560   $178,433,039
Liabilities:                                             0            0              0              0              0              0
                                                ----------   ----------   ------------   ------------   ------------   ------------
                                                $6,695,478   $7,824,198   $166,864,108   $323,750,865   $272,827,560   $178,433,039
                                                ==========   ==========   ============   ============   ============   ============
Net assets:
   Accumulation units                            6,420,257    7,798,817    166,864,108    323,750,865    272,827,560    178,433,039
   Contracts in payout (annuitization) period      275,221       25,381              0              0              0              0
                                                ----------   ----------   ------------   ------------   ------------   ------------
      Total net assets                          $6,695,478   $7,824,198   $166,864,108   $323,750,865   $272,827,560   $178,433,039
                                                ==========   ==========   ============   ============   ============   ============
Accumulation units outstanding                     617,132      958,186      9,362,205     18,809,158     16,691,709     11,328,500
                                                ==========   ==========   ============   ============   ============   ============
Contracts with total expenses of 1.40%:
   Net Assets                                   $6,680,770   $7,594,132   $ 46,467,063   $ 95,181,803   $ 89,574,785   $ 58,883,216
   Accumulation units outstanding                  615,763      928,155      2,586,591      5,477,917      5,432,308      3,708,355
   Unit value of accumulation units             $    10.85   $     8.18   $      17.96   $      17.38   $      16.49   $      15.88
Contracts with total expenses of 1.52%:
   Net Assets                                   $   14,708   $  230,066   $         --   $         --   $         --   $         --
   Accumulation units outstanding                    1,369       30,031             --             --             --             --
   Unit value of accumulation units             $    10.74   $     7.66   $         --   $         --   $         --   $         --
Contracts with total expenses of 1.55% (1):
   Net Assets                                   $       --   $       --   $ 18,255,242   $ 31,661,208   $ 24,794,728   $ 12,085,069
   Accumulation units outstanding                       --           --      1,013,355      1,833,770      1,514,247        758,920
   Unit value of accumulation units             $       --   $       --   $      18.01   $      17.27   $      16.37   $      15.92
Contracts with total expenses of 1.55% (2):
   Net Assets                                   $       --   $       --   $         --   $         --   $         --   $         --
   Accumulation units outstanding                       --           --             --             --             --             --
   Unit value of accumulation units             $       --   $       --   $         --   $         --   $         --   $         --
Contracts with total expenses of 1.65%:
   Net Assets                                   $       --   $       --   $ 93,370,331   $170,957,067   $140,641,687   $ 96,403,564
   Accumulation units outstanding                       --           --      5,269,444      9,975,388      8,646,629      6,158,745
   Unit value of accumulation units             $       --   $       --   $      17.72   $      17.14   $      16.27   $      15.65
Contracts with total expenses of 1.70% (1):
   Net Assets                                   $       --   $       --   $  4,604,251   $ 15,121,792   $ 12,769,225   $  6,682,629
   Accumulation units outstanding                       --           --        257,299        883,299        785,691        422,803
   Unit value of accumulation units             $       --   $       --   $      17.89   $      17.12   $      16.25   $      15.81
Contracts with total expenses of 1.70% (3):
   Net Assets                                   $       --   $       --   $         --   $         --   $         --   $         --
   Accumulation units outstanding                       --           --             --             --             --             --
   Unit value of accumulation units             $       --   $       --   $         --   $         --   $         --   $         --
Contracts with total expenses of 1.80%:
   Net Assets                                   $       --   $       --   $         --   $         --   $         --   $         --
   Accumulation units outstanding                       --           --             --             --             --             --
   Unit value of accumulation units             $       --   $       --   $         --   $         --   $         --   $         --
Contracts with total expenses of 1.95% (1):
   Net Assets                                   $       --   $       --   $  4,167,221   $ 10,828,995   $  5,047,135   $  4,378,561
   Accumulation units outstanding                       --           --        235,516        638,784        312,834        279,677
   Unit value of accumulation units             $       --   $       --   $      17.69   $      16.95   $      16.13   $      15.66
Contracts with total expenses of 1.95% (3):
   Net Assets                                   $       --   $       --   $         --   $         --   $         --   $         --
   Accumulation units outstanding                       --           --             --             --             --             --
   Unit value of accumulation units             $       --   $       --   $         --   $         --   $         --   $         --

(1)  Offered in Seasons Triple Elite product.

(2)  Offered in Seasons Advisor II and Seasons Select II products.

(3)  Offered in Seasons Advisor II product.

                 See accompanying notes to financial statements.

                          VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                       STATEMENT OF ASSETS AND LIABILITIES
                                 APRIL 30, 2006
                                   (Continued)

                                                 Large Cap     Large Cap      Large Cap      Mid Cap        Mid Cap
                                                   Growth      Composite        Value        Growth          Value       Small Cap
                                                 Portfolio     Portfolio      Portfolio     Portfolio      Portfolio     Portfolio
                                                 (Class 2)     (Class 2)      (Class 2)     (Class 2)      (Class 2)     (Class 2)
                                                -----------   -----------   ------------   -----------   ------------   -----------
Assets:
   Investments in Seasons Series Trust
      (Class 1, 2 or 3), at net asset value     $91,255,815   $31,480,171   $119,267,820   $97,719,057   $125,363,809   $82,694,327
Liabilities:                                              0             0              0             0              0             0
                                                -----------   -----------   ------------   -----------   ------------   -----------
                                                $91,255,815   $31,480,171   $119,267,820   $97,719,057   $125,363,809   $82,694,327
                                                ===========   ===========   ============   ===========   ============   ===========
Net assets:
   Accumulation units                            91,255,815    31,480,171    119,267,820    97,719,057    125,363,809    82,694,327
   Contracts in payout (annuitization) period             0             0              0             0              0             0
                                                -----------   -----------   ------------   -----------   ------------   -----------
      Total net assets                          $91,255,815   $31,480,171   $119,267,820   $97,719,057   $125,363,809   $82,694,327
                                                ===========   ===========   ============   ===========   ============   ===========
Accumulation units outstanding                    9,613,326     3,076,368      8,371,478     5,413,912      5,401,784     6,471,911
                                                ===========   ===========   ============   ===========   ============   ===========
Contracts with total expenses of 1.40%:
   Net Assets                                   $21,338,763   $ 9,538,295   $ 30,794,839   $24,004,452   $ 33,677,096   $20,286,883
   Accumulation units outstanding                 2,227,480       924,334      2,131,203     1,318,840      1,422,222     1,574,810
   Unit value of accumulation units             $      9.58   $     10.32   $      14.45   $     18.20   $      23.68   $     12.88
Contracts with total expenses of 1.52%:
   Net Assets                                   $        --   $        --   $         --   $        --   $         --   $        --
   Accumulation units outstanding                        --            --             --            --             --            --
   Unit value of accumulation units             $        --   $        --   $         --   $        --   $         --   $        --
Contracts with total expenses of 1.55% (1):
   Net Assets                                   $12,535,851   $ 3,578,932   $ 16,046,274   $13,008,463   $ 14,331,550   $12,257,950
   Accumulation units outstanding                 1,313,848       348,034      1,143,468       715,292        644,189       952,326
   Unit value of accumulation units             $      9.54   $     10.28   $      14.03   $     18.19   $      22.25   $     12.87
Contracts with total expenses of 1.55% (2):
   Net Assets                                   $        --   $        --   $         --   $        --   $         --   $        --
   Accumulation units outstanding                        --            --             --            --             --            --
   Unit value of accumulation units             $        --   $        --   $         --   $        --   $         --   $        --
Contracts with total expenses of 1.65%:
   Net Assets                                   $48,915,034   $16,025,784   $ 64,236,835   $52,430,928   $ 68,500,150   $42,205,081
   Accumulation units outstanding                 5,177,551     1,574,692      4,507,491     2,920,627      2,933,246     3,321,944
   Unit value of accumulation units             $      9.45   $     10.18   $      14.25   $     17.95   $      23.35   $     12.70
Contracts with total expenses of 1.70% (1):
   Net Assets                                   $ 6,738,415   $ 1,698,295   $  6,092,016   $ 6,410,768   $  6,122,306   $ 6,009,361
   Accumulation units outstanding                   710,045       166,182        436,896       354,949        277,015       469,623
   Unit value of accumulation units             $      9.49   $     10.22   $      13.94   $     18.06   $      22.10   $     12.80
Contracts with total expenses of 1.70% (3):
   Net Assets                                   $        --   $        --   $         --   $        --   $         --   $        --
   Accumulation units outstanding                        --            --             --            --             --            --
   Unit value of accumulation units             $        --   $        --   $         --   $        --   $         --   $        --
Contracts with total expenses of 1.80%:
   Net Assets                                   $        --   $        --   $         --   $        --   $         --   $        --
   Accumulation units outstanding                        --            --             --            --             --            --
   Unit value of accumulation units             $        --   $        --   $         --   $        --   $         --   $        --
Contracts with total expenses of 1.95% (1):
   Net Assets                                   $ 1,727,752   $   638,865   $  2,097,856   $ 1,864,446   $  2,732,707   $ 1,935,052
   Accumulation units outstanding                   184,402        63,126        152,420       104,204        125,112       153,208
   Unit value of accumulation units             $      9.37   $     10.12   $      13.76   $     17.89   $      21.84   $     12.63
Contracts with total expenses of 1.95% (3):
   Net Assets                                   $        --   $        --   $         --   $        --   $         --   $        --
   Accumulation units outstanding                        --            --             --            --             --            --
   Unit value of accumulation units             $        --   $        --   $         --   $        --   $         --   $        --

(1)  Offered in Seasons Triple Elite product.

(2)  Offered in Seasons Advisor II and Seasons Select II products.

(3)  Offered in Seasons Advisor II product.

                 See accompanying notes to financial statements.

                          VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                       STATEMENT OF ASSETS AND LIABILITIES
                                 APRIL 30, 2006
                                   (Continued)

                                               International   Diversified      Cash        Focus     Focus Growth     Focus
                                                   Equity     Fixed Income   Management     Growth     and Income      Value
                                                 Portfolio      Portfolio    Portfolio    Portfolio     Portfolio    Portfolio
                                                 (Class 2)      (Class 2)    (Class 2)    (Class 2)     (Class 2)    (Class 2)
                                               -------------  ------------  -----------  -----------  ------------  -----------
Assets:
   Investments in Seasons Series Trust
      (Class 1, 2 or 3), at net asset value     $128,870,052  $105,605,696  $39,177,156  $71,917,928   $48,653,637  $74,141,163
Liabilities:                                               0             0            0            0             0            0
                                                ------------  ------------  -----------  -----------   -----------  -----------
                                                $128,870,052  $105,605,696  $39,177,156  $71,917,928   $48,653,637  $74,141,163
                                                ============  ============  ===========  ===========   ===========  ===========
Net assets:
   Accumulation units                            128,870,052   105,605,696   39,177,156   71,917,928    48,653,637   74,141,163
   Contracts in payout (annuitization) period              0             0            0            0             0            0
                                                ------------  ------------  -----------  -----------   -----------  -----------
      Total net assets                          $128,870,052  $105,605,696  $39,177,156  $71,917,928   $48,653,637  $74,141,163
                                                ============  ============  ===========  ===========   ===========  ===========
Accumulation units outstanding                    11,388,257     9,069,350    3,669,725    8,934,171     4,767,365    4,617,687
                                                ============  ============  ===========  ===========   ===========  ===========
Contracts with total expenses of 1.40%:
   Net Assets                                   $ 34,488,025  $ 30,914,735  $13,373,379  $23,422,944   $14,978,780  $25,762,886
   Accumulation units outstanding                  3,024,234     2,617,147    1,242,555    2,886,198     1,423,126    1,592,261
   Unit value of accumulation units             $      11.40  $      11.81  $     10.76  $      8.12   $     10.53  $     16.18
Contracts with total expenses of 1.52%:
   Net Assets                                   $         --  $         --  $        --  $        --   $        --  $        --
   Accumulation units outstanding                         --            --           --           --            --           --
   Unit value of accumulation units             $         --  $         --  $        --  $        --   $        --  $        --
Contracts with total expenses of 1.55% (1):
   Net Assets                                   $ 20,333,490  $ 12,771,707  $ 4,927,169  $ 7,158,112   $ 5,708,238  $ 7,361,552
   Accumulation units outstanding                  1,791,655     1,114,366      459,618      884,487       544,863      459,927
   Unit value of accumulation units             $      11.35  $      11.46  $     10.72  $      8.09   $     10.48  $     16.01
Contracts with total expenses of 1.55% (2):
   Net Assets                                   $         --  $         --  $        --  $        --   $        --  $        --
   Accumulation units outstanding                         --            --           --           --            --           --
   Unit value of accumulation units             $         --  $         --  $        --  $        --   $        --  $        --
Contracts with total expenses of 1.65%:
   Net Assets                                   $ 63,238,375  $ 51,119,337  $15,687,268  $35,860,692   $24,333,900  $33,502,786
   Accumulation units outstanding                  5,612,467     4,388,084    1,477,890    4,480,191     2,448,928    2,094,140
   Unit value of accumulation units             $      11.27  $      11.65  $     10.61  $      8.00   $      9.94  $     16.00
Contracts with total expenses of 1.70% (1):
   Net Assets                                   $  8,070,441  $  8,510,324  $ 3,456,157  $ 4,018,462   $ 2,712,116  $ 5,051,110
   Accumulation units outstanding                    715,328       746,260      324,989      499,733       260,816      314,502
   Unit value of accumulation units             $      11.28  $      11.40  $     10.63  $      8.04   $     10.40  $     16.06
Contracts with total expenses of 1.70% (3):
   Net Assets                                   $         --  $         --  $        --  $        --   $        --  $        --
   Accumulation units outstanding                         --            --           --           --            --           --
   Unit value of accumulation units             $         --  $         --  $        --  $        --   $        --  $        --
Contracts with total expenses of 1.80%:
   Net Assets                                   $         --  $         --  $        --  $        --   $        --  $        --
   Accumulation units outstanding                         --            --           --           --            --           --
   Unit value of accumulation units             $         --  $         --  $        --  $        --   $        --  $        --
Contracts with total expenses of 1.95% (1):
   Net Assets                                   $  2,739,721  $  2,289,593  $ 1,733,183  $ 1,457,718   $   920,603  $ 2,462,829
   Accumulation units outstanding                    244,573       203,493      164,673      183,562        89,632      156,857
   Unit value of accumulation units             $      11.20  $      11.25  $     10.52  $      7.94   $     10.27  $     15.70
Contracts with total expenses of 1.95% (3):
   Net Assets                                   $         --  $         --  $        --  $        --   $        --  $        --
   Accumulation units outstanding                         --            --           --           --            --           --
   Unit value of accumulation units             $         --  $         --  $        --  $        --   $        --  $        --

(1)  Offered in Seasons Triple Elite product.

(2)  Offered in Seasons Advisor II and Seasons Select II products.

(3)  Offered in Seasons Advisor II product.

                 See accompanying notes to financial statements.

                          VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                       STATEMENT OF ASSETS AND LIABILITIES
                                 APRIL 30, 2006
                                   (Continued)

                                                  Focus                     Moderate      Balanced   Conservative   Large Cap
                                                 TechNet       Growth        Growth        Growth       Growth        Growth
                                                Portfolio     Strategy      Strategy      Strategy     Strategy     Portfolio
                                                (Class 2)     (Class 3)     (Class 3)    (Class 3)     (Class 3)    (Class 3)
                                               -----------  ------------  ------------  -----------  ------------  -----------
Assets:
   Investments in Seasons Series Trust
      (Class 1, 2 or 3), at net asset value    $35,612,700   $58,674,984  $115,418,785  $94,463,664   $52,049,128  $37,944,471
Liabilities:                                             0             0             0            0             0            0
                                               -----------   -----------  ------------  -----------   -----------  -----------
                                               $35,612,700   $58,674,984  $115,418,785  $94,463,664   $52,049,128  $37,944,471
                                               ===========   ===========  ============  ===========   ===========  ===========
Net assets:
   Accumulation units                           35,612,700    58,674,984   115,418,785   94,463,664    52,049,128   37,944,471
   Contracts in payout (annuitization) period            0             0             0            0             0            0
                                               -----------   -----------  ------------  -----------   -----------  -----------
      Total net assets                         $35,612,700   $58,674,984  $115,418,785  $94,463,664   $52,049,128  $37,944,471
                                               ===========   ===========  ============  ===========   ===========  ===========
Accumulation units outstanding                   6,379,660     3,286,645     6,692,848    5,786,033     3,299,123    3,988,505
                                               ===========   ===========  ============  ===========   ===========  ===========
Contracts with total expenses of 1.40%:
   Net Assets                                  $14,432,437   $29,476,401  $ 61,144,614  $42,805,825   $23,284,439  $18,806,263
   Accumulation units outstanding                2,675,760     1,644,116     3,525,519    2,601,896     1,470,241    1,966,198
   Unit value of accumulation units            $      5.39   $     17.93  $      17.34  $     16.45   $     15.84  $      9.56
Contracts with total expenses of 1.52%:
   Net Assets                                  $        --   $        --  $         --  $        --   $        --  $        --
   Accumulation units outstanding                       --            --            --           --            --           --
   Unit value of accumulation units            $        --   $        --  $         --  $        --   $        --  $        --
Contracts with total expenses of 1.55% (1):
   Net Assets                                  $ 2,947,043   $        --  $         --  $        --   $        --  $        --
   Accumulation units outstanding                  548,602            --            --           --            --           --
   Unit value of accumulation units            $      5.37   $        --  $         --  $        --   $        --  $        --
Contracts with total expenses of 1.55% (2):
   Net Assets                                  $        --   $10,079,670  $ 16,408,805  $15,047,551   $11,287,751  $ 7,568,954
   Accumulation units outstanding                       --       561,048       952,270      921,413       709,672      795,015
   Unit value of accumulation units            $        --   $     17.97  $      17.23  $     16.33   $     15.91  $      9.52
Contracts with total expenses of 1.65%:
   Net Assets                                  $14,750,881   $14,050,669  $ 29,822,432  $25,198,182   $12,383,210  $ 8,497,575
   Accumulation units outstanding                2,499,513       793,940     1,743,550    1,553,618       792,144      900,946
   Unit value of accumulation units            $      5.90   $     17.70  $      17.10  $     16.22   $     15.63  $      9.43
Contracts with total expenses of 1.70% (1):
   Net Assets                                  $ 2,113,042   $        --  $         --  $        --   $        --  $        --
   Accumulation units outstanding                  395,977            --            --           --            --           --
   Unit value of accumulation units            $      5.34   $        --  $         --  $        --   $        --  $        --
Contracts with total expenses of 1.70% (3):
   Net Assets                                  $        --   $   784,723  $  2,338,898  $ 1,785,375   $ 1,263,179  $ 1,039,185
   Accumulation units outstanding                       --        43,922       136,711      110,029        79,940      109,695
   Unit value of accumulation units            $        --   $     17.87  $      17.11  $     16.23   $     15.80  $      9.47
Contracts with total expenses of 1.80%:
   Net Assets                                  $        --   $ 3,635,597  $  5,006,777  $ 4,951,512   $ 2,228,130  $ 1,551,829
   Accumulation units outstanding                       --       206,162       293,049      305,669       142,895      164,873
   Unit value of accumulation units            $        --   $     17.63  $      17.09  $     16.20   $     15.59  $      9.41
Contracts with total expenses of 1.95% (1):
   Net Assets                                  $ 1,369,297   $        --  $         --  $        --   $        --  $        --
   Accumulation units outstanding                  259,808            --            --           --            --           --
   Unit value of accumulation units            $      5.27   $        --  $         --  $        --   $        --  $        --
Contracts with total expenses of 1.95% (3):
   Net Assets                                  $        --   $   647,924  $    697,259  $ 4,675,219   $ 1,602,419  $   480,665
   Accumulation units outstanding                       --        37,457        41,749      293,408       104,231       51,778
   Unit value of accumulation units            $        --   $     17.30  $      16.70  $     15.93   $     15.37  $      9.28

(1)  Offered in Seasons Triple Elite product.

(2)  Offered in Seasons Advisor II and Seasons Select II products.

(3)  Offered in Seasons Advisor II product.

                 See accompanying notes to financial statements.

                          VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                       STATEMENT OF ASSETS AND LIABILITIES
                                 APRIL 30, 2006
                                   (Continued)

                                                Large Cap    Large Cap     Mid Cap      Mid Cap                 International
                                                Composite      Value        Growth       Value      Small Cap       Equity
                                                Portfolio    Portfolio    Portfolio    Portfolio    Portfolio     Portfolio
                                                (Class 3)    (Class 3)    (Class 3)    (Class 3)    (Class 3)     (Class 3)
                                               -----------  -----------  -----------  -----------  -----------  -------------
Assets:
   Investments in Seasons Series Trust
      (Class 1, 2 or 3), at net asset value    $11,110,980  $42,392,753  $41,386,023  $46,281,114  $37,438,854   $45,021,340
Liabilities:                                             0            0            0            0            0             0
                                               -----------  -----------  -----------  -----------  -----------   -----------
                                               $11,110,980  $42,392,753  $41,386,023  $46,281,114  $37,438,854   $45,021,340
                                               ===========  ===========  ===========  ===========  ===========   ===========
Net assets:
   Accumulation units                           11,110,980   42,392,753   41,386,023   46,281,114   37,438,854    45,021,340
   Contracts in payout (annuitization) period            0            0            0            0            0             0
                                               -----------  -----------  -----------  -----------  -----------   -----------
      Total net assets                         $11,110,980  $42,392,753  $41,386,023  $46,281,114  $37,438,854   $45,021,340
                                               ===========  ===========  ===========  ===========  ===========   ===========
Accumulation units outstanding                   1,084,315    2,972,081    2,289,525    1,997,371    2,924,935     3,978,195
                                               ===========  ===========  ===========  ===========  ===========   ===========
Contracts with total expenses of 1.40%:
   Net Assets                                  $ 5,617,451  $21,607,049  $19,873,225  $22,725,952  $19,664,778   $23,032,506
   Accumulation units outstanding                  545,445    1,498,973    1,093,996      962,194    1,529,807     2,023,915
   Unit value of accumulation units            $     10.30  $     14.41  $     18.17  $     23.62  $     12.85   $     11.38
Contracts with total expenses of 1.52%:
   Net Assets                                  $        --  $        --  $        --  $        --  $        --   $        --
   Accumulation units outstanding                       --           --           --           --           --            --
   Unit value of accumulation units            $        --  $        --  $        --  $        --  $        --   $        --
Contracts with total expenses of 1.55% (1):
   Net Assets                                  $        --  $        --  $        --  $        --  $        --   $        --
   Accumulation units outstanding                       --           --           --           --           --            --
   Unit value of accumulation units            $        --  $        --  $        --  $        --  $        --   $        --
Contracts with total expenses of 1.55% (2):
   Net Assets                                  $ 2,572,387  $ 7,429,359  $ 8,416,264  $ 9,145,648  $ 7,193,065   $10,577,421
   Accumulation units outstanding                  250,759      530,083      464,064      412,275      560,191       937,859
   Unit value of accumulation units            $     10.26  $     14.02  $     18.14  $     22.18  $     12.84   $     11.28
Contracts with total expenses of 1.65%:
   Net Assets                                  $ 2,097,919  $ 9,467,699  $10,011,327  $10,504,865  $ 7,770,706   $ 7,978,195
   Accumulation units outstanding                  206,522      665,641      558,945      450,889      612,909       709,688
   Unit value of accumulation units            $     10.16  $     14.22  $     17.91  $     23.30  $     12.68   $     11.24
Contracts with total expenses of 1.70% (1):
   Net Assets                                  $        --  $        --  $        --  $        --  $        --   $        --
   Accumulation units outstanding                       --           --           --           --           --            --
   Unit value of accumulation units            $        --  $        --  $        --  $        --  $        --   $        --
Contracts with total expenses of 1.70% (3):
   Net Assets                                  $   119,566  $ 1,015,225  $   804,385  $   936,574  $   888,903   $   686,597
   Accumulation units outstanding                   11,721       73,075       44,713       42,629       69,841        60,900
   Unit value of accumulation units            $     10.20  $     13.89  $     17.99  $     21.97  $     12.73   $     11.27
Contracts with total expenses of 1.80%:
   Net Assets                                  $   481,163  $ 2,162,921  $ 1,953,736  $ 2,455,704  $ 1,633,248   $ 2,226,273
   Accumulation units outstanding                   47,427      152,350      109,303      105,586      129,077       198,756
   Unit value of accumulation units            $     10.15  $     14.20  $     17.87  $     23.26  $     12.65   $     11.20
Contracts with total expenses of 1.95% (1):
   Net Assets                                  $        --  $        --  $        --  $        --  $        --   $        --
   Accumulation units outstanding                       --           --           --           --           --            --
   Unit value of accumulation units            $        --  $        --  $        --  $        --  $        --   $        --
Contracts with total expenses of 1.95% (3):
   Net Assets                                  $   222,494  $   710,500  $   327,086  $   512,371  $   288,154   $   520,348
   Accumulation units outstanding                   22,441       51,959       18,504       23,798       23,110        47,077
   Unit value of accumulation units            $      9.91  $     13.67  $     17.68  $     21.53  $     12.47   $     11.05

(1)  Offered in Seasons Triple Elite product.

(2)  Offered in Seasons Advisor II and Seasons Select II products.

(3)  Offered in Seasons Advisor II product.

                 See accompanying notes to financial statements.

                          VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                       STATEMENT OF ASSETS AND LIABILITIES
                                 APRIL 30, 2006
                                   (Continued)


                                                Diversified      Cash        Focus     Focus Growth     Focus        Focus
                                               Fixed Income   Management     Growth     and Income      Value       TechNet
                                                 Portfolio    Portfolio    Portfolio     Portfolio    Portfolio    Portfolio
                                                 (Class 3)    (Class 3)    (Class 3)     (Class 3)    (Class 3)    (Class 3)
                                               ------------  -----------  -----------  ------------  -----------  -----------
Assets:
   Investments in Seasons Series Trust
      (Class 1, 2 or 3), at net asset value     $34,930,562  $13,390,024  $30,961,443   $28,200,644  $30,982,110  $19,308,090
Liabilities:                                              0            0            0             0            0            0
                                                -----------  -----------  -----------   -----------  -----------  -----------
                                                $34,930,562  $13,390,024  $30,961,443   $28,200,644  $30,982,110  $19,308,090
                                                ===========  ===========  ===========   ===========  ===========  ===========
Net assets:
   Accumulation units                            34,930,562   13,390,024   30,961,443    28,200,644   30,982,110   19,308,090
   Contracts in payout (annuitization) period             0            0            0             0            0            0
                                                -----------  -----------  -----------   -----------  -----------  -----------
      Total net assets                          $34,930,562  $13,390,024  $30,961,443   $28,200,644  $30,982,110  $19,308,090
                                                ===========  ===========  ===========   ===========  ===========  ===========
Accumulation units outstanding                    3,012,477    1,254,605    3,839,654     2,736,422    1,931,692    3,520,360
                                                ===========  ===========  ===========   ===========  ===========  ===========
Contracts with total expenses of 1.40%:
   Net Assets                                   $15,209,553  $ 6,733,163  $17,705,009   $13,820,147  $15,652,923  $10,784,559
   Accumulation units outstanding                 1,289,660      627,171    2,186,196     1,315,042      969,738    2,003,676
   Unit value of accumulation units             $     11.79  $     10.74  $      8.10   $     10.51  $     16.14  $      5.38
Contracts with total expenses of 1.52%:
   Net Assets                                   $        --  $        --  $        --   $        --  $        --  $        --
   Accumulation units outstanding                        --           --           --            --           --           --
   Unit value of accumulation units             $        --  $        --  $        --   $        --  $        --  $        --
Contracts with total expenses of 1.55% (1):
   Net Assets                                   $        --  $        --  $        --   $        --  $        --  $        --
   Accumulation units outstanding                        --           --           --            --           --           --
   Unit value of accumulation units             $        --  $        --  $        --   $        --  $        --  $        --
Contracts with total expenses of 1.55% (2):
   Net Assets                                   $ 6,685,917  $ 2,630,377  $ 4,197,231   $ 5,265,388  $ 6,435,288  $ 3,995,698
   Accumulation units outstanding                   586,046      247,063      519,172       503,566      403,148      745,353
   Unit value of accumulation units             $     11.41  $     10.65  $      8.08   $     10.46  $     15.96  $      5.36
Contracts with total expenses of 1.65%:
   Net Assets                                   $ 4,607,321  $ 2,337,439  $ 7,272,064   $ 7,414,286  $ 6,913,295  $ 3,574,799
   Accumulation units outstanding                   396,343      220,682      910,132       747,540      433,581      606,707
   Unit value of accumulation units             $     11.62  $     10.59  $      7.99   $      9.92  $     15.94  $      5.89
Contracts with total expenses of 1.70% (1):
   Net Assets                                   $        --  $        --  $        --   $        --  $        --  $        --
   Accumulation units outstanding                        --           --           --            --           --           --
   Unit value of accumulation units             $        --  $        --  $        --   $        --  $        --  $        --
Contracts with total expenses of 1.70% (3):
   Net Assets                                   $ 5,348,383  $    84,579  $   316,895   $   271,459  $   347,663  $    84,014
   Accumulation units outstanding                   471,081        7,959       39,494        26,161       21,986       15,905
   Unit value of accumulation units             $     11.35  $     10.63  $      8.02   $     10.38  $     15.81  $      5.28
Contracts with total expenses of 1.80%:
   Net Assets                                   $ 1,672,379  $ 1,274,162  $ 1,363,830   $ 1,177,162  $ 1,372,599  $   822,245
   Accumulation units outstanding                   144,394      120,356      170,968       119,174       86,416      139,713
   Unit value of accumulation units             $     11.58  $     10.59  $      7.98   $      9.88  $     15.88  $      5.89
Contracts with total expenses of 1.95% (1):
   Net Assets                                   $        --  $        --  $        --   $        --  $        --  $        --
   Accumulation units outstanding                        --           --           --            --           --           --
   Unit value of accumulation units             $        --  $        --  $        --   $        --  $        --  $        --
Contracts with total expenses of 1.95% (3):
   Net Assets                                   $ 1,407,009  $   330,304  $   106,414   $   252,202  $   260,342  $    46,775
   Accumulation units outstanding                   124,953       31,374       13,692        24,939       16,823        9,006
   Unit value of accumulation units             $     11.26  $     10.53  $      7.77   $     10.11  $     15.48  $      5.19

(1)  Offered in Seasons Triple Elite product.

(2)  Offered in Seasons Advisor II and Seasons Select II products.

(3)  Offered in Seasons Advisor II product.

                 See accompanying notes to financial statements.

                          VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                       STATEMENT OF ASSETS AND LIABILITIES
                                 APRIL 30, 2006
                                   (Continued)

                                                             Allocation
                                                Allocation    Moderate     Allocation   Allocation    Strategic
                                                 Moderate      Growth        Growth      Balanced   Fixed Income
                                                Portfolio     Portfolio    Portfolio    Portfolio     Portfolio
                                                (Class 3)     (Class 3)    (Class 3)    (Class 3)     (Class 3)
                                               -----------  ------------  -----------  -----------  ------------
Assets:
   Investments in Seasons Series Trust
      (Class 1, 2 or 3), at net asset value    $75,547,043  $110,723,237  $70,929,729  $42,060,300   $9,971,624
Liabilities:                                             0             0            0            0            0
                                               -----------  ------------  -----------  -----------   ----------
                                               $75,547,043  $110,723,237  $70,929,729  $42,060,300   $9,971,624
                                               ===========  ============  ===========  ===========   ==========
Net assets:
   Accumulation units                           75,547,043   110,723,237   70,929,729   42,060,300    9,971,624
   Contracts in payout (annuitization) period            0             0            0            0            0
                                               -----------  ------------  -----------  -----------   ----------
      Total net assets                         $75,547,043  $110,723,237  $70,929,729  $42,060,300   $9,971,624
                                               ===========  ============  ===========  ===========   ==========
Accumulation units outstanding                   6,902,373     9,886,182    6,179,665    3,942,190      977,564
                                               ===========  ============  ===========  ===========   ==========
Contracts with total expenses of 1.40%:
   Net Assets                                  $22,117,776  $ 28,778,283  $18,791,096  $ 9,547,963   $3,032,645
   Accumulation units outstanding                2,016,797     2,564,162    1,633,946      892,905      296,592
   Unit value of accumulation units            $     10.97  $      11.22  $     11.50  $     10.69   $    10.22
Contracts with total expenses of 1.52%:
   Net Assets                                  $        --  $         --  $        --  $        --   $       --
   Accumulation units outstanding                       --            --           --           --           --
   Unit value of accumulation units            $        --  $         --  $        --  $        --   $       --
Contracts with total expenses of 1.55% (1):
   Net Assets                                  $11,875,860  $ 21,535,366  $12,461,446  $ 7,835,335   $1,081,936
   Accumulation units outstanding                1,084,843     1,922,293    1,085,531      734,064      106,046
   Unit value of accumulation units            $     10.95  $      11.20  $     11.48  $     10.67   $    10.20
Contracts with total expenses of 1.55% (2):
   Net Assets                                  $15,577,845  $ 26,986,447  $22,147,366  $10,276,768   $2,461,995
   Accumulation units outstanding                1,423,014     2,408,850    1,929,263      962,784      241,325
   Unit value of accumulation units            $     10.95  $      11.20  $     11.48  $     10.67   $    10.20
Contracts with total expenses of 1.65%:
   Net Assets                                  $ 3,835,266  $  2,502,627  $   694,579  $   606,699   $  629,187
   Accumulation units outstanding                  350,775       223,661       60,579       56,908       61,766
   Unit value of accumulation units            $     10.93  $      11.19  $     11.47  $     10.66   $    10.19
Contracts with total expenses of 1.70% (1):
   Net Assets                                  $15,705,292  $ 15,501,510  $ 8,472,569  $ 7,539,285   $1,048,148
   Accumulation units outstanding                1,437,257     1,386,181      739,382      707,598      102,986
   Unit value of accumulation units            $     10.93  $      11.18  $     11.46  $     10.65   $    10.18
Contracts with total expenses of 1.70% (3):
   Net Assets                                  $   893,091  $  2,796,776  $   703,345  $   898,428   $  984,093
   Accumulation units outstanding                   81,732       250,094       61,380       84,324       96,628
   Unit value of accumulation units            $     10.93  $      11.18  $     11.46  $     10.65   $    10.18
Contracts with total expenses of 1.80%:
   Net Assets                                  $ 4,410,837  $  7,175,919  $ 5,286,468  $ 3,329,225   $  394,993
   Accumulation units outstanding                  404,135       642,456      461,878      312,831       38,846
   Unit value of accumulation units            $     10.91  $      11.17  $     11.45  $     10.64   $    10.17
Contracts with total expenses of 1.95% (1):
   Net Assets                                  $   798,244  $  4,974,961  $ 2,226,685  $   672,469   $  149,135
   Accumulation units outstanding                   73,274       446,207      194,914       63,302       14,701
   Unit value of accumulation units            $     10.89  $      11.15  $     11.42  $     10.62   $    10.14
Contracts with total expenses of 1.95% (3):
   Net Assets                                  $   332,832  $    471,348  $   146,175  $ 1,354,128   $  189,492
   Accumulation units outstanding                   30,546        42,278       12,792      127,474       18,674
   Unit value of accumulation units            $     10.90  $      11.15  $     11.43  $     10.62   $    10.15

(1)  Offered in Seasons Triple Elite product.

(2)  Offered in Seasons Advisor II and Seasons Select II products.

(3)  Offered in Seasons Advisor II product.

                 See accompanying notes to financial statements.

                          VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                        SCHEDULE OF PORTFOLIO INVESTMENTS
                                 APRIL 30, 2006

                                                                              Net Asset Value     Net Asset
Variable Accounts                                                  Shares        Per Share          Value          Cost
-----------------                                                ----------   ---------------   ------------   ------------
SEASONS SERIES TRUST:
   Growth Strategy (Class 1):
      Multi-Managed Growth Portfolio (Class 1)                    3,205,784        $13.10       $ 42,003,209   $ 46,407,159
      Asset Allocation: Diversified Growth Portfolio (Class 1)    1,656,262         13.07         21,646,734     21,077,035
      Stock Portfolio (Class 1)                                   1,191,555         17.68         21,062,059     19,716,801
                                                                                                ------------   ------------
                                                                                                  84,712,002     87,200,995
                                                                                                ------------   ------------
   Moderate Growth Strategy (Class 1):
      Multi-Managed Moderate Growth Portfolio (Class 1)           3,981,057         13.04         51,904,400     53,695,102
      Asset Allocation: Diversified Growth Portfolio (Class 1)    1,864,550         13.07         24,368,984     22,720,244
      Stock Portfolio (Class 1)                                   1,073,060         17.68         18,967,527     16,254,318
                                                                                                ------------   ------------
                                                                                                  95,240,911     92,669,664
                                                                                                ------------   ------------
   Balanced Growth Strategy (Class 1):
      Multi-Managed Income/Equity Portfolio (Class 1)             3,095,373         12.43         38,464,865     37,737,562
      Asset Allocation: Diversified Growth Portfolio (Class 1)    1,393,464         13.07         18,212,058     15,319,854
      Stock Portfolio (Class 1)                                     801,841         17.68         14,173,429     10,963,175
                                                                                                ------------   ------------
                                                                                                  70,850,352     64,020,591
                                                                                                ------------   ------------
   Conservative Growth Strategy (Class 1):
      Multi-Managed Income Portfolio (Class 1)                    2,488,535         12.09         30,094,533     29,135,708
      Asset Allocation: Diversified Growth Portfolio (Class 1)    1,002,395         13.07         13,100,930      9,685,597
      Stock Portfolio (Class 1)                                     432,456         17.68          7,644,139      5,305,492
                                                                                                ------------   ------------
                                                                                                  50,839,602     44,126,797
                                                                                                ------------   ------------
   Large Cap Growth Portfolio (Class 1)                           1,227,958          9.45         11,603,801     12,757,704
   Large Cap Composite Portfolio (Class 1)                          351,768         10.60          3,730,227      3,487,646
   Large Cap Value Portfolio (Class 1)                            1,176,923         13.22         15,556,159     12,645,703
   Mid Cap Growth Portfolio (Class 1)                             1,006,961         14.97         15,069,917     12,756,179
   Mid Cap Value Portfolio (Class 1)                                893,290         19.36         17,291,562     12,550,197
   Small Cap Portfolio (Class 1)                                    982,496         10.76         10,567,275      9,214,767
   International Equity Portfolio (Class 1)                       1,184,413         11.01         13,037,757     11,272,602
   Diversified Fixed Income Portfolio (Class 1)                     959,946         10.38          9,967,288      9,967,446
   Cash Management Portfolio (Class 1)                              602,673         11.11          6,695,478      6,618,551
   Focus Growth Portfolio (Class 1)                                 867,479          9.02          7,824,198      6,818,407

   Growth Strategy (Class 2):
      Multi-Managed Growth Portfolio (Class 2)                    6,328,408         13.07         82,736,753     69,778,289
      Asset Allocation: Diversified Growth Portfolio (Class 2)    3,268,626         13.04         42,638,011     35,186,191
      Stock Portfolio (Class 2)                                   2,362,503         17.56         41,489,344     34,106,038
                                                                                                ------------   ------------
                                                                                                 166,864,108    139,070,518
                                                                                                ------------   ------------
   Moderate Growth Strategy (Class 2):
      Multi-Managed Moderate Growth Portfolio (Class 2)          13,567,387         13.01        176,452,967    153,055,830
      Asset Allocation: Diversified Growth Portfolio (Class 2)    6,349,059         13.04         82,821,119     66,391,349
      Stock Portfolio (Class 2)                                   3,671,463         17.56         64,476,779     51,010,617
                                                                                                ------------   ------------
                                                                                                 323,750,865    270,457,796
                                                                                                ------------   ------------
   Balanced Growth Strategy (Class 2):
      Multi-Managed Income/Equity Portfolio (Class 2)            11,947,228         12.40        148,136,132    136,843,062
      Asset Allocation: Diversified Growth Portfolio (Class 2)    5,375,041         13.04         70,115,414     54,932,659
      Stock Portfolio (Class 2)                                   3,107,689         17.56         54,576,014     41,848,396
                                                                                                ------------   ------------
                                                                                                 272,827,560    233,624,117
                                                                                                ------------   ------------
   Conservative Growth Strategy (Class 2):
      Multi-Managed Income Portfolio (Class 2)                    8,755,001         12.07        105,657,729    102,144,162
      Asset Allocation: Diversified Growth Portfolio (Class 2)    3,522,708         13.04         45,952,416     34,922,012
      Stock Portfolio (Class 2)                                   1,527,360         17.56         26,822,894     19,755,697
                                                                                                ------------   ------------
                                                                                                 178,433,039    156,821,871
                                                                                                ------------   ------------
   Large Cap Growth Portfolio (Class 2)                           9,724,828          9.38         91,255,815     77,130,471
   Large Cap Composite Portfolio (Class 2)                        2,975,729         10.58         31,480,171     25,949,286
   Large Cap Value Portfolio (Class 2)                            9,044,648         13.19        119,267,820     94,660,012
   Mid Cap Growth Portfolio (Class 2)                             6,585,927         14.84         97,719,057     72,491,000
   Mid Cap Value Portfolio (Class 2)                              6,494,723         19.30        125,363,809     95,823,470
   Small Cap Portfolio (Class 2)                                  7,753,246         10.67         82,694,327     66,208,794
   International Equity Portfolio (Class 2)                      11,726,204         10.99        128,870,052     93,826,918
   Diversified Fixed Income Portfolio (Class 2)                  10,190,833         10.36        105,605,696    107,312,490
   Cash Management Portfolio (Class 2)                            3,532,832         11.09         39,177,156     38,546,342
   Focus Growth Portfolio (Class 2)                               8,039,812          8.95         71,917,928     57,464,407
   Focus Growth & Income Portfolio (Class 2)                      4,497,058         10.82         48,653,637     38,419,200
   Focus Value Portfolio (Class 2)                                4,781,609         15.51         74,141,163     58,608,893
   Focus TechNet Portfolio (Class 2)                              5,527,477          6.44         35,612,700     27,836,128

   Growth Strategy (Class 3):
      Multi-Managed Growth Portfolio (Class 3)                    2,228,880         13.06         29,102,138     25,628,912
      Asset Allocation: Diversified Growth Portfolio (Class 3)    1,150,177         13.03         14,982,534     12,929,321
      Stock Portfolio (Class 3)                                     833,009         17.52         14,590,312     12,833,953
                                                                                                ------------   ------------
                                                                                                  58,674,984     51,392,186
                                                                                                ------------   ------------
   Moderate Growth Strategy (Class 3):
      Multi-Managed Moderate Growth Portfolio (Class 3)           4,843,490         12.99         62,915,979     57,066,367
      Asset Allocation: Diversified Growth Portfolio (Class 3)    2,265,857         13.03         29,515,701     25,222,047
      Stock Portfolio (Class 3)                                   1,312,409         17.52         22,987,105     20,027,055
                                                                                                ------------   ------------
                                                                                                 115,418,785    102,315,469
                                                                                                ------------   ------------
   Balanced Growth Strategy (Class 3):
      Multi-Managed Income/Equity Portfolio (Class 3)             4,142,793         12.38         51,301,996     49,254,869
      Asset Allocation: Diversified Growth Portfolio (Class 3)    1,862,909         13.03         24,266,787     20,517,757
      Stock Portfolio (Class 3)                                   1,078,770         17.52         18,894,881     16,262,225
                                                                                                ------------   ------------
                                                                                                  94,463,664     86,034,851
                                                                                                ------------   ------------
   Conservative Growth Strategy (Class 3):
      Multi-Managed Income Portfolio (Class 3)                    2,556,938         12.05         30,823,437     30,728,163
      Asset Allocation: Diversified Growth Portfolio (Class 3)    1,028,822         13.03         13,401,734     11,305,570
      Stock Portfolio (Class 3)                                     446,695         17.52          7,823,957      6,717,181
                                                                                                ------------   ------------
                                                                                                  52,049,128     48,750,914
                                                                                                ------------   ------------
   Large Cap Growth Portfolio (Class 3)                           4,055,295          9.36         37,944,471     33,476,340
   Large Cap Composite Portfolio (Class 3)                        1,051,803         10.56         11,110,980      9,937,332
   Large Cap Value Portfolio (Class 3)                            3,218,365         13.17         42,392,753     36,794,299
   Mid Cap Growth Portfolio (Class 3)                             2,799,850         14.78         41,386,023     34,408,151
   Mid Cap Value Portfolio (Class 3)                              2,401,690         19.27         46,281,114     40,885,691
   Small Cap Portfolio (Class 3)                                  3,523,680         10.62         37,438,854     31,704,000
   International Equity Portfolio (Class 3)                       4,102,720         10.97         45,021,340     35,199,998
   Diversified Fixed Income Portfolio (Class 3)                   3,377,588         10.34         34,930,562     36,263,394
   Cash Management Portfolio (Class 3)                            1,208,805         11.08         13,390,024     13,219,824
   Focus Growth Portfolio (Class 3)                               3,473,373          8.91         30,961,443     27,042,358
   Focus Growth & Income Portfolio (Class 3)                      2,613,313         10.79         28,200,644     24,442,711
   Focus Value Portfolio (Class 3)                                2,001,667         15.48         30,982,110     27,240,281
   Focus TechNet Portfolio (Class 3)                              3,006,333          6.42         19,308,090     16,164,397
   Allocation Moderate Portfolio (Class 3)                        6,863,962         11.01         75,547,043     71,905,413
   Allocation Moderate Growth Portfolio (Class 3)                 9,783,356         11.32        110,723,237    104,234,533
   Allocation Growth Portfolio (Class 3)                          6,094,087         11.64         70,929,729     65,687,031
   Allocation Balanced Portfolio (Class 3)                        3,953,911         10.64         42,060,300     40,734,951
   Strategic Fixed Income Portfolio (Class 3)                       988,618         10.09          9,971,624      9,909,832

                 See accompanying notes to financial statements.

                         VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                     AIG SUNAMERICA LIFE ASSURANCE COMPANY

                            STATEMENT OF OPERATIONS
                               FOR THE YEAR ENDED
                                 APRIL 30, 2006

                                         Moderate      Balanced    Conservative   Large Cap    Large Cap    Large Cap     Mid Cap
                            Growth        Growth        Growth        Growth       Growth      Composite      Value        Growth
                           Strategy      Strategy      Strategy      Strategy     Portfolio    Portfolio    Portfolio    Portfolio
                           (Class 1)     (Class 1)     (Class 1)     (Class 1)    (Class 1)    (Class 1)    (Class 1)    (Class 1)
                         ------------  ------------  ------------  ------------  -----------  -----------  -----------  -----------
Investment income:
   Dividends             $    762,015  $  1,166,799  $  1,317,568  $  1,318,696  $    43,762  $    27,649  $   135,722  $         0
                         ------------  ------------  ------------  ------------  -----------  -----------  -----------  -----------
      Total investment
         income               762,015     1,166,799     1,317,568     1,318,696       43,762       27,649      135,722            0
                         ------------  ------------  ------------  ------------  -----------  -----------  -----------  -----------

Expenses:
   Mortality and
      expense risk
      charge               (1,147,768)   (1,272,629)     (979,438)     (741,307)    (165,223)     (49,736)    (181,940)    (175,830)
   Distribution expense
      charge                 (137,537)     (152,354)     (117,261)      (88,741)     (19,721)      (5,953)     (21,772)     (20,978)
                         ------------  ------------  ------------  ------------  -----------  -----------  -----------  -----------
      Total expenses       (1,285,305)   (1,424,983)   (1,096,699)     (830,048)    (184,944)     (55,689)    (203,712)    (196,808)
                         ------------  ------------  ------------  ------------  -----------  -----------  -----------  -----------
Net investment income
   (loss)                    (523,290)     (258,184)      220,869       488,648     (141,182)     (28,040)     (67,990)    (196,808)
                         ------------  ------------  ------------  ------------  -----------  -----------  -----------  -----------

Net realized gains
   (losses) from
   securities
   transactions:
   Proceeds from shares
      sold                 28,996,148    28,530,038    24,016,897    21,272,302    4,644,092    1,360,406    2,785,415    2,744,785
   Cost of shares sold    (30,013,716)  (28,414,118)  (22,789,735)  (19,995,798)  (5,316,843)  (1,343,433)  (2,417,244)  (2,621,189)
                         ------------  ------------  ------------  ------------  -----------  -----------  -----------  -----------
Net realized gains
   (losses) from
   securities
   transactions            (1,017,568)      115,920     1,227,162     1,276,504     (672,751)      16,973      368,171      123,596
Realized gain
   distributions                    0             0             0             0            0            0       82,290      416,063
                         ------------  ------------  ------------  ------------  -----------  -----------  -----------  -----------
Net realized gains
   (losses)                (1,017,568)      115,920     1,227,162     1,276,504     (672,751)      16,973      450,461      539,659
                         ------------  ------------  ------------  ------------  -----------  -----------  -----------  -----------

Net unrealized
   appreciation
   (depreciation) of
   investments:
   Beginning of period    (17,190,136)  (10,320,339)      852,860     4,176,463   (3,764,041)    (260,561)   1,161,079   (1,035,657)
   End of period           (2,488,993)    2,571,247     6,829,761     6,712,805   (1,153,903)     242,581    2,910,456    2,313,738
                         ------------  ------------  ------------  ------------  -----------  -----------  -----------  -----------
Change in net
   unrealized
   appreciation
   (depreciation) of
   investments             14,701,143    12,891,586     5,976,901     2,536,342    2,610,138      503,142    1,749,377    3,349,395
                         ------------  ------------  ------------  ------------  -----------  -----------  -----------  -----------
Increase (decrease) in
   net assets from
   operations            $ 13,160,285  $ 12,749,322  $  7,424,932  $  4,301,494  $ 1,796,205  $   492,075  $ 2,131,848  $ 3,692,246
                         ============  ============  ============  ============  ===========  ===========  ===========  ===========

                 See accompanying notes to financial statements.

                         VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                     AIG SUNAMERICA LIFE ASSURANCE COMPANY

                            STATEMENT OF OPERATIONS
                               FOR THE YEAR ENDED
                                 APRIL 30, 2006
                                  (Continued)

                        Mid Cap                 International   Diversified      Cash         Focus                     Moderate
                         Value      Small Cap      Equity      Fixed Income   Management      Growth       Growth        Growth
                       Portfolio    Portfolio     Portfolio      Portfolio     Portfolio    Portfolio     Strategy      Strategy
                       (Class 1)    (Class 1)     (Class 1)      (Class 1)     (Class 1)    (Class 1)     (Class 2)     (Class 2)
                      -----------  -----------  -------------  ------------  ------------  -----------  ------------  ------------
Investment income:
   Dividends          $   104,349  $         0   $    50,356   $   339,352   $    47,142   $         0  $  1,177,605  $  3,266,299
                      -----------  -----------   -----------   -----------   -----------   -----------  ------------  ------------
      Total
         investment
         income           104,349            0        50,356       339,352        47,142             0     1,177,605     3,266,299
                      -----------  -----------   -----------   -----------   -----------   -----------  ------------  ------------

Expenses:
   Mortality and
      expense risk
      charge             (214,143)    (136,941)     (124,506)     (139,536)      (53,080)      (86,781)   (2,307,444)   (4,448,311)
   Distribution
      expense charge      (25,586)     (16,369)      (14,879)      (16,664)       (6,367)      (10,383)     (242,421)     (466,901)
                      -----------  -----------   -----------   -----------   -----------   -----------  ------------  ------------
      Total expenses     (239,729)    (153,310)     (139,385)     (156,200)      (59,447)      (97,164)   (2,549,865)   (4,915,212)
                      -----------  -----------   -----------   -----------   -----------   -----------  ------------  ------------
Net investment
   income (loss)         (135,380)    (153,310)      (89,029)      183,152       (12,305)      (97,164)   (1,372,260)   (1,648,913)
                      -----------  -----------   -----------   -----------   -----------   -----------  ------------  ------------

Net realized gains
   (losses) from
   securities
   transactions:
   Proceeds from
      shares sold       3,543,143    5,058,692     1,477,358     3,784,942     3,524,773     1,223,681    29,539,064    42,843,823
   Cost of shares
      sold             (2,652,631)  (4,819,968)   (1,501,077)   (3,674,461)   (3,489,275)   (1,133,982)  (28,386,534)  (46,338,604)
                      -----------  -----------   -----------   -----------   -----------   -----------  ------------  ------------
Net realized gains
   (losses) from
   securities
   transactions           890,512      238,724       (23,719)      110,481        35,498        89,699     1,152,530    (3,494,781)
Realized gain
   distributions        1,062,797       93,413       142,726        49,276             0             0             0             0
                      -----------  -----------   -----------   -----------   -----------   -----------  ------------  ------------
Net realized gains
   (losses)             1,953,309      332,137       119,007       159,757        35,498        89,699     1,152,530    (3,494,781)
                      -----------  -----------   -----------   -----------   -----------   -----------  ------------  ------------

Net unrealized
   appreciation
   (depreciation)
   of investments:
   Beginning of
      period            3,503,104     (802,480)   (1,151,129)      521,472        19,417      (204,276)    5,345,114    10,775,110
   End of period        4,741,365    1,352,508     1,765,155          (158)       76,927     1,005,791    27,793,590    53,293,069
                      -----------  -----------   -----------   -----------   -----------   -----------  ------------  ------------
Change in net
   unrealized
   appreciation
   (depreciation)
   of investments       1,238,261    2,154,988     2,916,284      (521,630)       57,510     1,210,067    22,448,476    42,517,959
                      -----------  -----------   -----------   -----------   -----------   -----------  ------------  ------------
Increase (decrease)
   in net assets
   from operations    $ 3,056,190  $ 2,333,815   $ 2,946,262    $ (178,721)  $    80,703   $ 1,202,602  $ 22,228,746  $ 37,374,265
                      ===========  ===========   ===========   ===========   ===========   ===========  ============  ============

                See accompanying notes to financial statements.

                         VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                     AIG SUNAMERICA LIFE ASSURANCE COMPANY

                            STATEMENT OF OPERATIONS
                               FOR THE YEAR ENDED
                                 APRIL 30, 2006
                                  (Continued)

                        Balanced    Conservative    Large Cap    Large Cap     Large Cap      Mid Cap       Mid Cap
                         Growth        Growth        Growth      Composite       Value        Growth         Value       Small Cap
                        Strategy      Strategy      Portfolio    Portfolio     Portfolio     Portfolio     Portfolio     Portfolio
                        (Class 2)     (Class 2)     (Class 2)    (Class 2)     (Class 2)     (Class 2)     (Class 2)     (Class 2)
                      ------------  ------------  ------------  -----------  ------------  ------------  ------------  ------------
Investment income:
   Dividends          $  4,371,734  $  3,976,968  $    175,057  $   175,640  $    886,260  $          0  $    557,672  $          0
                      ------------  ------------  ------------  -----------  ------------  ------------  ------------  ------------
      Total
         investment
         income          4,371,734     3,976,968       175,057      175,640       886,260             0       557,672             0
                      ------------  ------------  ------------  -----------  ------------  ------------  ------------  ------------

Expenses:
   Mortality and
      expense risk
      charge            (3,870,982)   (2,681,181)   (1,221,039)    (429,588)   (1,581,414)   (1,199,486)   (1,728,553)   (1,032,409)
   Distribution
      expense charge      (409,821)     (283,319)     (127,698)     (45,371)     (166,087)     (125,443)     (181,356)     (108,181)
                      ------------  ------------  ------------  -----------  ------------  ------------  ------------  ------------
      Total expenses    (4,280,803)   (2,964,500)   (1,348,737)    (474,959)   (1,747,501)   (1,324,929)   (1,909,909)   (1,140,590)
                      ------------  ------------  ------------  -----------  ------------  ------------  ------------  ------------
Net investment
   income (loss)            90,931     1,012,468    (1,173,680)    (299,319)     (861,241)   (1,324,929)   (1,352,237)   (1,140,590)
                      ------------  ------------  ------------  -----------  ------------  ------------  ------------  ------------

Net realized gains
   (losses) from
   securities
   transactions:
   Proceeds from
      shares sold       45,833,807    46,401,191    16,366,892    5,091,173    19,647,052    15,807,981    26,765,323    19,824,816
   Cost of shares
      sold             (48,494,741)  (51,117,947)  (14,120,244)  (4,423,215)  (16,597,674)  (12,627,442)  (20,860,157)  (17,276,625)
                      ------------  ------------  ------------  -----------  ------------  ------------  ------------  ------------
Net realized gains
   (losses) from
   securities
   transactions         (2,660,934)   (4,716,756)    2,246,648      667,958     3,049,378     3,180,539     5,905,166     2,548,191
Realized gain
   distributions                 0             0             0            0       627,383     2,593,837     7,232,395       620,046
                      ------------  ------------  ------------  -----------  ------------  ------------  ------------  ------------
Net realized gains
   (losses)             (2,660,934)   (4,716,756)    2,246,648      667,958     3,676,761     5,774,376    13,137,561     3,168,237
                      ------------  ------------  ------------  -----------  ------------  ------------  ------------  ------------

Net unrealized
   appreciation
   (depreciation)
   of investments:
   Beginning of
      period            12,088,253     4,930,572     4,422,937    2,424,820    11,627,495     8,232,072    20,256,097     3,299,710
   End of period        39,203,443    21,611,168    14,125,344    5,530,885    24,607,808    25,228,057    29,540,339    16,485,533
                      ------------  ------------  ------------  -----------  ------------  ------------  ------------  ------------
Change in net
   unrealized
   appreciation
   (depreciation)
   of investments       27,115,190    16,680,596     9,702,407    3,106,065    12,980,313    16,995,985     9,284,242    13,185,823
                      ------------  ------------  ------------  -----------  ------------  ------------  ------------  ------------
Increase (decrease)
   in net assets
   from operations    $ 24,545,187  $ 12,976,308  $ 10,775,375  $ 3,474,704  $ 15,795,833  $ 21,445,432  $ 21,069,566  $ 15,213,470
                      ============  ============  ============  ===========  ============  ============  ============  ============

                 See accompanying notes to financial statements.

                          VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                             STATEMENT OF OPERATIONS
                               FOR THE YEAR ENDED
                                 APRIL 30, 2006
                                   (Continued)

                     International   Diversified      Cash          Focus     Focus Growth      Focus         Focus
                         Equity     Fixed Income   Management      Growth      and Income       Value        TechNet       Growth
                       Portfolio      Portfolio     Portfolio     Portfolio     Portfolio     Portfolio     Portfolio     Strategy
                       (Class 2)      (Class 2)     (Class 2)     (Class 2)     (Class 2)     (Class 2)     (Class 2)    (Class 3)
                     -------------  ------------  ------------  ------------  ------------  ------------  ------------  -----------
Investment income:
   Dividends         $    375,207   $  3,414,999  $    373,014  $          0  $    103,802  $     52,156  $          0  $   310,804
                     ------------   ------------  ------------  ------------  ------------  ------------  ------------  -----------
      Total
         investment
         income           375,207      3,414,999       373,014             0       103,802        52,156             0      310,804
                     ------------   ------------  ------------  ------------  ------------  ------------  ------------  -----------
Expenses:
   Mortality and
      expense risk
      charge           (1,394,248)    (1,641,835)     (610,083)     (976,652)     (686,151)     (982,036)     (444,574)    (652,712)
   Distribution
      expense
      charge             (147,042)      (173,131)      (64,659)     (103,337)      (72,628)     (104,107)      (47,642)     (71,363)
                     ------------   ------------  ------------  ------------  ------------  ------------  ------------  -----------
      Total
         expenses      (1,541,290)    (1,814,966)     (674,742)   (1,079,989)     (758,779)   (1,086,143)     (492,216)    (724,075)
                     ------------   ------------  ------------  ------------  ------------  ------------  ------------  -----------
Net investment
   income (loss)       (1,166,083)     1,600,033      (301,728)   (1,079,989)     (654,977)   (1,033,987)     (492,216)    (413,271)
                     ------------   ------------  ------------  ------------  ------------  ------------  ------------  -----------
Net realized gains
   (losses) from
   securities
   transactions:
   Proceeds from
      shares sold      18,948,698     34,524,151    64,807,889    14,703,654    14,421,915    15,556,830    13,032,628    4,302,953
   Cost of shares
      sold            (15,469,090)   (34,031,181)  (64,234,216)  (12,484,612)  (12,205,675)  (13,161,256)  (10,945,447)  (5,105,349)
                     ------------   ------------  ------------  ------------  ------------  ------------  ------------  -----------
Net realized gains
   (losses) from
   securities
   transactions         3,479,608        492,970       573,673     2,219,042     2,216,240     2,395,574     2,087,181     (802,396)
Realized gain
   distributions        1,414,631        520,898             0             0             0     2,877,778             0            0
                     ------------   ------------  ------------  ------------  ------------  ------------  ------------  -----------
Net realized gains
   (losses)             4,894,239      1,013,868       573,673     2,219,042     2,216,240     5,273,352     2,087,181     (802,396)
                     ------------   ------------  ------------  ------------  ------------  ------------  ------------  -----------
Net unrealized
   appreciation
   (depreciation)
   of investments:
   Beginning of
      period           10,103,513      3,156,823       247,425     3,623,509     4,827,123     7,742,443     1,638,980     (207,813)
   End of period       35,043,134     (1,706,794)      630,814    14,453,521    10,234,437    15,532,270     7,776,572    7,282,798
                     ------------   ------------  ------------  ------------  ------------  ------------  ------------  -----------
Change in net
   unrealized
   appreciation
   (depreciation)
   of investments      24,939,621     (4,863,617)      383,389    10,830,012     5,407,314     7,789,827     6,137,592    7,490,611
                     ------------   ------------  ------------  ------------  ------------  ------------  ------------  -----------
Increase (decrease)
   in net assets
   from operations   $ 28,667,777   $ (2,249,716) $    655,334  $ 11,969,065  $  6,968,577  $ 12,029,192  $  7,732,557  $ 6,274,944
                     ============   ============  ============  ============  ============  ============  ============  ===========

                 See accompanying notes to financial statements.

                          VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                             STATEMENT OF OPERATIONS
                               FOR THE YEAR ENDED
                                 APRIL 30, 2006
                                   (Continued)

                        Moderate      Balanced    Conservative   Large Cap    Large Cap    Large Cap     Mid Cap      Mid Cap
                         Growth        Growth        Growth        Growth     Composite      Value        Growth       Value
                        Strategy      Strategy      Strategy     Portfolio    Portfolio    Portfolio    Portfolio    Portfolio
                        (Class 3)     (Class 3)     (Class 3)    (Class 3)    (Class 3)    (Class 3)    (Class 3)    (Class 3)
                      ------------  ------------  ------------  -----------  -----------  -----------  -----------  -----------
Investment income:
   Dividends          $    991,019  $  1,331,413  $  1,010,322  $    37,584  $    46,777  $   253,008  $         0  $   151,438
                      ------------  ------------  ------------  -----------  -----------  -----------  -----------  -----------
      Total
         investment
         income            991,019     1,331,413     1,010,322       37,584       46,777      253,008            0      151,438
                      ------------  ------------  ------------  -----------  -----------  -----------  -----------  -----------
Expenses:
   Mortality and
      expense risk
      charge            (1,355,436)   (1,215,980)     (680,342)    (436,329)    (125,772)    (472,526)    (439,488)    (526,694)
   Distribution
      expense charge      (148,953)     (130,463)      (73,611)     (47,922)     (13,846)     (51,622)     (48,149)     (57,672)
                      ------------  ------------  ------------  -----------  -----------  -----------  -----------  -----------
      Total expenses    (1,504,389)   (1,346,443)     (753,953)    (484,251)    (139,618)    (524,148)    (487,637)    (584,366)
                      ------------  ------------  ------------  -----------  -----------  -----------  -----------  -----------
Net investment
   income (loss)          (513,370)      (15,030)      256,369     (446,667)     (92,841)    (271,140)    (487,637)    (432,928)
                      ------------  ------------  ------------  -----------  -----------  -----------  -----------  -----------
Net realized gains
   (losses) from
   securities
   transactions:
   Proceeds from
      shares sold       11,073,765    12,384,162     8,883,762    3,912,804    1,747,263    5,493,066    5,095,266    6,843,973
   Cost of shares
      sold             (11,320,941)  (14,111,420)  (10,771,033)  (3,532,514)  (1,616,986)  (5,053,272)  (4,505,229)  (6,120,926)
                      ------------  ------------  ------------  -----------  -----------  -----------  -----------  -----------
Net realized gains
   (losses) from
   securities
   transactions           (247,176)   (1,727,258)   (1,887,271)     380,290      130,277      439,794      590,037      723,047
Realized gain
   distributions                 0             0             0            0            0      202,455    1,025,492    2,424,514
                      ------------  ------------  ------------  -----------  -----------  -----------  -----------  -----------
Net realized gains
   (losses)               (247,176)   (1,727,258)   (1,887,271)     380,290      130,277      642,249    1,615,529    3,147,561
                      ------------  ------------  ------------  -----------  -----------  -----------  -----------  -----------
Net unrealized
   appreciation
   (depreciation) of
   investments:
   Beginning of
      period               755,055      (907,911)   (1,578,836)     560,744      176,540      987,998      (11,798)   1,610,978
   End of period        13,103,316     8,428,813     3,298,214    4,468,131    1,173,648    5,598,454    6,977,872    5,395,423
                      ------------  ------------  ------------  -----------  -----------  -----------  -----------  -----------
Change in net
   unrealized
   appreciation
   (depreciation) of
   investments          12,348,261     9,336,724     4,877,050    3,907,387      997,108    4,610,456    6,989,670    3,784,445
                      ------------  ------------  ------------  -----------  -----------  -----------  -----------  -----------
Increase (decrease)
   in net assets
   from operations    $ 11,587,715  $  7,594,436  $  3,246,148  $ 3,841,010  $ 1,034,544  $ 4,981,565  $ 8,117,562  $ 6,499,078
                      ============  ============  ============  ===========  ===========  ===========  ===========  ===========

                 See accompanying notes to financial statements.

                          VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                             STATEMENT OF OPERATIONS
                               FOR THE YEAR ENDED
                                 APRIL 30, 2006
                                   (Continued)

                                                      International    Diversified       Cash
                                         Small Cap        Equity      Fixed Income    Management
                                         Portfolio      Portfolio       Portfolio      Portfolio
                                         (Class 3)      (Class 3)       (Class 3)      (Class 3)
                                        -----------   -------------   ------------   ------------
Investment income:
   Dividends                            $         0    $    98,684    $  1,012,504   $    103,758
                                        -----------    -----------    ------------   ------------
      Total investment income                     0         98,684       1,012,504        103,758
                                        -----------    -----------    ------------   ------------
Expenses:
   Mortality and expense risk charge       (407,309)      (434,222)       (495,495)      (175,443)
   Distribution expense charge              (44,899)       (47,862)        (53,027)       (19,121)
                                        -----------    -----------    ------------   ------------
      Total expenses                       (452,208)      (482,084)       (548,522)      (194,564)
                                        -----------    -----------    ------------   ------------
Net investment income (loss)               (452,208)      (383,400)        463,982        (90,806)
                                        -----------    -----------    ------------   ------------
Net realized gains (losses) from
   securities transactions:
   Proceeds from shares sold              5,229,218      6,689,723      14,324,117     22,523,477
   Cost of shares sold                   (4,857,692)    (5,826,433)    (14,445,445)   (22,355,024)
                                        -----------    -----------    ------------   ------------
Net realized gains (losses) from
   securities transactions                  371,526        863,290        (121,328)       168,453
Realized gain distributions                 262,882        481,775         159,809              0
                                        -----------    -----------    ------------   ------------
Net realized gains (losses)                 634,408      1,345,065          38,481        168,453
                                        -----------    -----------    ------------   ------------
Net unrealized appreciation
   (depreciation) of investments:
   Beginning of period                     (392,118)     1,239,936         (30,234)        56,937
   End of period                          5,734,854      9,821,342      (1,332,832)       170,200
                                        -----------    -----------    ------------   ------------
Change in net unrealized appreciation
   (depreciation) of investments          6,126,972      8,581,406      (1,302,598)       113,263
                                        -----------    -----------    ------------   ------------
Increase (decrease) in net assets
   from operations                      $ 6,309,172    $ 9,543,071    $   (800,135)  $    190,910
                                        ===========    ===========    ============   ============

                                           Focus      Focus Growth      Focus         Focus
                                           Growth      and Income       Value        TechNet
                                         Portfolio      Portfolio     Portfolio     Portfolio
                                         (Class 3)      (Class 3)     (Class 3)     (Class 3)
                                        -----------   ------------   -----------   -----------
Investment income:
   Dividends                            $         0   $    29,603    $         0   $         0
                                        -----------   -----------    -----------   -----------
      Total investment income                     0        29,603              0             0
                                        -----------   -----------    -----------   -----------
Expenses:
   Mortality and expense risk charge       (347,697)     (329,563)      (344,438)     (206,241)
   Distribution expense charge              (38,531)      (36,160)       (37,797)      (23,017)
                                        -----------   -----------    -----------   -----------
      Total expenses                       (386,228)     (365,723)      (382,235)     (229,258)
                                        -----------   -----------    -----------   -----------
Net investment income (loss)               (386,228)     (336,120)      (382,235)     (229,258)
                                        -----------   -----------    -----------   -----------
Net realized gains (losses) from
   securities transactions:
   Proceeds from shares sold              3,820,116     6,250,654      4,042,451     3,015,625
   Cost of shares sold                   (3,509,771)   (5,840,900)    (3,707,814)   (2,685,544)
                                        -----------   -----------    -----------   -----------
Net realized gains (losses) from
   securities transactions                  310,345       409,754        334,637       330,081
Realized gain distributions                       0             0      1,039,819             0
                                        -----------   -----------    -----------   -----------
Net realized gains (losses)                 310,345       409,754      1,374,456       330,081
                                        -----------   -----------    -----------   -----------
Net unrealized appreciation
   (depreciation) of investments:
   Beginning of period                     (443,536)      302,485        323,990      (312,878)
   End of period                          3,919,085     3,757,933      3,741,829     3,143,693
                                        -----------   -----------    -----------   -----------
Change in net unrealized appreciation
   (depreciation) of investments          4,362,621     3,455,448      3,417,839     3,456,571
                                        -----------   -----------    -----------   -----------
Increase (decrease) in net assets
   from operations                      $ 4,286,738   $ 3,529,082    $ 4,410,060   $ 3,557,394
                                        ===========   ===========    ===========   ===========

                 See accompanying notes to financial statements.

                          VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                             STATEMENT OF OPERATIONS
                               FOR THE YEAR ENDED
                                 APRIL 30, 2006
                                   (Continued)

                                                        Allocation
                                         Allocation      Moderate      Allocation     Allocation      Strategic
                                          Moderate        Growth         Growth        Balanced     Fixed Income
                                          Portfolio      Portfolio      Portfolio      Portfolio      Portfolio
                                          (Class 3)      (Class 3)      (Class 3)      (Class 3)      (Class 3)
                                        ------------   ------------   ------------   ------------   ------------
Investment income:
   Dividends                            $    486,717   $    460,073   $    170,776   $    421,867   $   191,214
                                        ------------   ------------   ------------   ------------   -----------
      Total investment income                486,717        460,073        170,776        421,867       191,214
                                        ------------   ------------   ------------   ------------   -----------
Expenses:
   Mortality and expense risk charge        (548,314)      (700,034)      (482,740)      (382,853)      (91,770)
   Distribution expense charge               (57,985)       (73,963)       (51,359)       (40,449)       (9,554)
                                        ------------   ------------   ------------   ------------   -----------
      Total expenses                        (606,299)      (773,997)      (534,099)      (423,302)     (101,324)
                                        ------------   ------------   ------------   ------------   -----------
Net investment income (loss)                (119,582)      (313,924)      (363,323)        (1,435)       89,890
                                        ------------   ------------   ------------   ------------   -----------
Net realized gains (losses) from
   securities transactions:
   Proceeds from shares sold              28,961,229     30,457,866     23,629,306     27,460,470     3,840,999
   Cost of shares sold                   (28,363,210)   (29,621,314)   (22,745,147)   (26,563,951)   (3,791,663)
                                        ------------   ------------   ------------   ------------   -----------
Net realized gains (losses) from
   securities transactions                   598,019        836,552        884,159        896,519        49,336
Realized gain distributions                  121,119         32,769         26,350        273,752         8,739
                                        ------------   ------------   ------------   ------------   -----------
Net realized gains (losses)                  719,138        869,321        910,509      1,170,271        58,075
                                        ------------   ------------   ------------   ------------   -----------
Net unrealized appreciation
   (depreciation) of investments:
   Beginning of period                      (110,620)      (135,085)      (216,950)       (73,602)      (23,797)
   End of period                           3,641,630      6,488,704      5,242,698      1,325,349        61,792
                                        ------------   ------------   ------------   ------------   -----------
Change in net unrealized appreciation
   (depreciation) of investments           3,752,250      6,623,789      5,459,648      1,398,951        85,589
                                        ------------   ------------   ------------   ------------   -----------
Increase (decrease) in net assets
   from operations                      $  4,351,806   $  7,179,186   $  6,006,834   $  2,567,787   $   233,554
                                        ============   ============   ============   ============   ===========

                 See accompanying notes to financial statements.

                          VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                 APRIL 30, 2006

                                                             Moderate      Balanced    Conservative   Large Cap    Large Cap
                                                Growth        Growth        Growth        Growth        Growth     Composite
                                               Strategy      Strategy      Strategy      Strategy     Portfolio    Portfolio
                                               (Class 1)     (Class 1)     (Class 1)     (Class 1)    (Class 1)    (Class 1)
                                             ------------  ------------  ------------  ------------  -----------  -----------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
   Net investment income (loss)              $   (523,290) $   (258,184) $    220,869  $    488,648  $  (141,182) $   (28,040)
   Net realized gains (losses)                 (1,017,568)      115,920     1,227,162     1,276,504     (672,751)      16,973
   Change in net unrealized appreciation
      (depreciation) of investments            14,701,143    12,891,586     5,976,901     2,536,342    2,610,138      503,142
                                             ------------  ------------  ------------  ------------  -----------  -----------
   Increase (decrease) in net assets
      from operations                          13,160,285    12,749,322     7,424,932     4,301,494    1,796,205      492,075
                                             ------------  ------------  ------------  ------------  -----------  -----------
From capital transactions:
      Net proceeds from units sold                257,567       191,065       346,163        75,378       43,294          300
      Cost of units redeemed                  (21,165,225)  (22,800,323)  (18,757,596)  (14,091,005)  (1,464,157)    (840,642)
      Annuity benefit payments                   (169,769)     (242,301)      (96,365)     (176,811)     (24,387)     (12,934)
      Net transfers                            (4,073,871)     (469,514)   (1,596,863)   (2,853,804)  (1,818,444)    (235,701)
      Contract maintenance charge                 (61,855)      (51,458)      (36,832)      (23,883)      (5,053)      (1,464)
                                             ------------  ------------  ------------  ------------  -----------  -----------
   Increase (decrease) in net assets
      from capital transactions               (25,213,153)  (23,372,531)  (20,141,493)  (17,070,125)  (3,268,747)  (1,090,441)
                                             ------------  ------------  ------------  ------------  -----------  -----------
Increase (decrease) in net assets             (12,052,868)  (10,623,209)  (12,716,561)  (12,768,631)  (1,472,542)    (598,366)
Net assets at beginning of period              96,764,870   105,864,120    83,566,913    63,608,233   13,076,343    4,328,593
                                             ------------  ------------  ------------  ------------  -----------  -----------
Net assets at end of period                  $ 84,712,002  $ 95,240,911  $ 70,850,352  $ 50,839,602  $11,603,801  $ 3,730,227
                                             ============  ============  ============  ============  ===========  ===========
ANALYSIS OF INCREASE (DECREASE)
   IN UNITS OUTSTANDING:
Contracts with total expenses of 1.40%:
   Units sold                                      14,941         9,656        21,543         4,919        4,526           31
   Units redeemed                              (1,232,292)   (1,359,714)   (1,139,825)     (906,631)    (151,288)     (86,215)
   Units transferred                             (239,401)      (11,108)      (97,771)     (171,193)    (188,034)     (25,205)
                                             ------------  ------------  ------------  ------------  -----------  -----------
Increase (decrease) in units outstanding       (1,456,752)   (1,361,166)   (1,216,053)   (1,072,905)    (334,796)    (111,389)
Beginning units                                 6,063,149     6,678,901     5,373,453     4,155,661    1,461,745      458,999
                                             ------------  ------------  ------------  ------------  -----------  -----------
Ending units                                    4,606,397     5,317,735     4,157,400     3,082,756    1,126,949      347,610
                                             ============  ============  ============  ============  ===========  ===========
Contracts with total expenses of 1.52%:
   Units sold                                           0         2,094             0             0            0            0
   Units redeemed                                 (19,395)      (26,997)      (37,579)       (9,834)     (12,075)        (261)
   Units transferred                               (2,836)      (17,247)         (698)       (7,910)      (1,845)       1,484
                                             ------------  ------------  ------------  ------------  -----------  -----------
Increase (decrease) in units outstanding          (22,231)      (42,150)      (38,277)      (17,744)     (13,920)       1,223
Beginning units                                    90,890       160,517       141,422       109,833       96,669       10,828
                                             ------------  ------------  ------------  ------------  -----------  -----------
Ending units                                       68,659       118,367       103,145        92,089       82,749       12,051
                                             ============  ============  ============  ============  ===========  ===========
Contracts with total expenses of 1.55% (1):
   Units sold                                          --            --            --            --           --           --
   Units redeemed                                      --            --            --            --           --           --
   Units transferred                                   --            --            --            --           --           --
                                             ------------  ------------  ------------  ------------  -----------  -----------
Increase (decrease) in units outstanding               --            --            --            --           --           --
Beginning units                                        --            --            --            --           --           --
                                             ------------  ------------  ------------  ------------  -----------  -----------
Ending units                                           --            --            --            --           --           --
                                             ============  ============  ============  ============  ===========  ===========
Contracts with total expenses of 1.55% (2):
   Units sold                                          --            --            --            --           --           --
   Units redeemed                                      --            --            --            --           --           --
   Units transferred                                   --            --            --            --           --           --
                                             ------------  ------------  ------------  ------------  -----------  -----------
Increase (decrease) in units outstanding               --            --            --            --           --           --
Beginning units                                        --            --            --            --           --           --
                                             ------------  ------------  ------------  ------------  -----------  -----------
Ending units                                           --            --            --            --           --           --
                                             ============  ============  ============  ============  ===========  ===========
Contracts with total expenses of 1.65%:
   Units sold                                          --            --            --            --           --           --
   Units redeemed                                      --            --            --            --           --           --
   Units transferred                                   --            --            --            --           --           --
                                             ------------  ------------  ------------  ------------  -----------  -----------
Increase (decrease) in units outstanding               --            --            --            --           --           --
Beginning units                                        --            --            --            --           --           --
                                             ------------  ------------  ------------  ------------  -----------  -----------
Ending units                                           --            --            --            --           --           --
                                             ============  ============  ============  ============  ===========  ===========
Contracts with total expenses of 1.70% (1):
   Units sold                                          --            --            --            --           --           --
   Units redeemed                                      --            --            --            --           --           --
   Units transferred                                   --            --            --            --           --           --
                                             ------------  ------------  ------------  ------------  -----------  -----------
Increase (decrease) in units outstanding               --            --            --            --           --           --
Beginning units                                        --            --            --            --           --           --
                                             ------------  ------------  ------------  ------------  -----------  -----------
Ending units                                           --            --            --            --           --           --
                                             ============  ============  ============  ============  ===========  ===========
Contracts with total expenses of 1.70% (3):
   Units sold                                          --            --            --            --           --           --
   Units redeemed                                      --            --            --            --           --           --
   Units transferred                                   --            --            --            --           --           --
                                             ------------  ------------  ------------  ------------  -----------  -----------
Increase (decrease) in units outstanding               --            --            --            --           --           --
Beginning units                                        --            --            --            --           --           --
                                             ------------  ------------  ------------  ------------  -----------  -----------
Ending units                                           --            --            --            --           --           --
                                             ============  ============  ============  ============  ===========  ===========
Contracts With Total Expenses of 1.80%:
   Units sold                                          --            --            --            --           --           --
   Units redeemed                                      --            --            --            --           --           --
   Units transferred                                   --            --            --            --           --           --
                                             ------------  ------------  ------------  ------------  -----------  -----------
Increase (decrease) in units outstanding               --            --            --            --           --           --
Beginning units                                        --            --            --            --           --           --
                                             ------------  ------------  ------------  ------------  -----------  -----------
Ending units                                           --            --            --            --           --           --
                                             ============  ============  ============  ============  ===========  ===========
Contracts with total expenses of 1.95% (1):
   Units sold                                          --            --            --            --           --           --
   Units redeemed                                      --            --            --            --           --           --
   Units transferred                                   --            --            --            --           --           --
                                             ------------  ------------  ------------  ------------  -----------  -----------
Increase (decrease) in units outstanding               --            --            --            --           --           --
Beginning units                                        --            --            --            --           --           --
                                             ------------  ------------  ------------  ------------  -----------  -----------
Ending units                                           --            --            --            --           --           --
                                             ============  ============  ============  ============  ===========  ===========
Contracts with total expenses of 1.95% (3):
   Units sold                                          --            --            --            --           --           --
   Units redeemed                                      --            --            --            --           --           --
   Units transferred                                   --            --            --            --           --           --
                                             ------------  ------------  ------------  ------------  -----------  -----------
Increase (decrease) in units outstanding               --            --            --            --           --           --
Beginning units                                        --            --            --            --           --           --
                                             ------------  ------------  ------------  ------------  -----------  -----------
Ending units                                           --            --            --            --           --           --
                                             ============  ============  ============  ============  ===========  ===========

(1)  Offered in Seasons Triple Elite product.

(2)  Offered in Seasons Advisor II and Seasons Select II products.

(3)  Offered in Seasons Advisor II product.

                 See accompanying notes to financial statements.

                         VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                     AIG SUNAMERICA LIFE ASSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                 APRIL 30, 2006
                                  (Continued)

                                           Large Cap     Mid Cap      Mid Cap                 International   Diversified
                                             Value        Growth        Value     Small Cap       Equity     Fixed Income
                                           Portfolio    Portfolio    Portfolio    Portfolio     Portfolio      Portfolio
                                           (Class 1)    (Class 1)    (Class 1)    (Class 1)     (Class 1)      (Class 1)
                                          -----------  -----------  -----------  -----------  -------------  ------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
   Net investment income (loss)           $   (67,990) $  (196,808) $  (135,380) $  (153,310)  $   (89,029)  $   183,152
   Net realized gains (losses)                450,461      539,659    1,953,309      332,137       119,007       159,757
   Change in net unrealized appreciation
      (depreciation) of investments         1,749,377    3,349,395    1,238,261    2,154,988     2,916,284      (521,630)
                                          -----------  -----------  -----------  -----------   -----------   -----------
   Increase (decrease) in net assets
      from operations                       2,131,848    3,692,246    3,056,190    2,333,815     2,946,262      (178,721)
                                          -----------  -----------  -----------  -----------   -----------   -----------
From capital transactions:
      Net proceeds from units sold            104,928       76,131      179,692       85,611        50,020         8,306
      Cost of units redeemed               (1,207,515)  (1,150,101)  (1,483,363)  (1,064,149)     (970,589)   (1,370,131)
      Annuity benefit payments                (20,974)     (14,804)     (28,181)     (20,982)      (12,963)      (72,050)
      Net transfers                           550,843     (601,335)     317,245      143,192     2,397,177      (359,178)
      Contract maintenance charge              (3,847)      (5,422)      (4,866)      (3,009)       (2,519)       (2,540)
                                          -----------  -----------  -----------  -----------   -----------   -----------
   Increase (decrease) in net assets
      from capital transactions              (576,565)  (1,695,531)  (1,019,473)    (859,337)    1,461,126    (1,795,593)
                                          -----------  -----------  -----------  -----------   -----------   -----------
Increase (decrease) in net assets           1,555,283    1,996,715    2,036,717    1,474,478     4,407,388    (1,974,314)
Net assets at beginning of period          14,000,876   13,073,202   15,254,845    9,092,797     8,630,369    11,941,602
                                          -----------  -----------  -----------  -----------   -----------   -----------
Net assets at end of period               $15,556,159  $15,069,917  $17,291,562  $10,567,275   $13,037,757   $ 9,967,288
                                          ===========  ===========  ===========  ===========   ===========   ===========
ANALYSIS OF INCREASE (DECREASE)
   IN UNITS OUTSTANDING:
Contracts with total expenses of 1.40%:
   Units sold                                   8,086        4,162        8,637        7,354         5,575           685
   Units redeemed                             (88,555)     (64,067)     (65,472)     (84,992)      (95,197)     (119,152)
   Units transferred                           35,578      (39,143)      21,227       28,321       225,984       (38,359)
                                          -----------  -----------  -----------  -----------   -----------   -----------
Increase (decrease) in units outstanding      (44,891)     (99,048)     (35,608)     (49,317)      136,362      (156,826)
Beginning units                             1,078,477      868,447      731,313      827,774       950,465       937,568
                                          -----------  -----------  -----------  -----------   -----------   -----------
Ending units                                1,033,586      769,399      695,705      778,457     1,086,827       780,742
                                          ===========  ===========  ===========  ===========   ===========   ===========
Contracts with total expenses of 1.52%:
   Units sold                                       0            0            0            0             0             0
   Units redeemed                              (1,940)      (7,988)      (1,525)      (8,176)       (6,333)         (527)
   Units transferred                            3,989       (1,064)      (4,859)      (1,364)        6,769         8,958
                                          -----------  -----------  -----------  -----------   -----------   -----------
Increase (decrease) in units outstanding        2,049       (9,052)      (6,384)      (9,540)          436         8,431
Beginning units                                33,937       65,777       35,666       46,415        49,575        49,084
                                          -----------  -----------  -----------  -----------   -----------   -----------
Ending units                                   35,986       56,725       29,282       36,875        50,011        57,515
                                          ===========  ===========  ===========  ===========   ===========   ===========
Contracts with total expenses of
   1.55% (1):
   Units sold                                      --           --           --           --            --            --
   Units redeemed                                  --           --           --           --            --            --
   Units transferred                               --           --           --           --            --            --
                                          -----------  -----------  -----------  -----------   -----------   -----------
Increase (decrease) in units outstanding           --           --           --           --            --            --
Beginning units                                    --           --           --           --            --            --
                                          -----------  -----------  -----------  -----------   -----------   -----------
Ending units                                       --           --           --           --            --            --
                                          ===========  ===========  ===========  ===========   ===========   ===========
Contracts with total expenses of
   1.55% (2):
   Units sold                                      --           --           --           --            --            --
   Units redeemed                                  --           --           --           --            --            --
   Units transferred                               --           --           --           --            --            --
                                          -----------  -----------  -----------  -----------   -----------   -----------
Increase (decrease) in units outstanding           --           --           --           --            --            --
Beginning units                                    --           --           --           --            --            --
                                          -----------  -----------  -----------  -----------   -----------   -----------
Ending units                                       --           --           --           --            --            --
                                          ===========  ===========  ===========  ===========   ===========   ===========
Contracts with total expenses of 1.65%:
   Units sold                                      --           --           --           --            --            --
   Units redeemed                                  --           --           --           --            --            --
   Units transferred                               --           --           --           --            --            --
                                          -----------  -----------  -----------  -----------   -----------   -----------
Increase (decrease) in units outstanding           --           --           --           --            --            --
Beginning units                                    --           --           --           --            --            --
                                          -----------  -----------  -----------  -----------   -----------   -----------
Ending units                                       --           --           --           --            --            --
                                          ===========  ===========  ===========  ===========   ===========   ===========
Contracts with total expenses of
   1.70% (1):
   Units sold                                      --           --           --           --            --            --
   Units redeemed                                  --           --           --           --            --            --
   Units transferred                               --           --           --           --            --            --
                                          -----------  -----------  -----------  -----------   -----------   -----------
Increase (decrease) in units outstanding           --           --           --           --            --            --
Beginning units                                    --           --           --           --            --            --
                                          -----------  -----------  -----------  -----------   -----------   -----------
Ending units                                       --           --           --           --            --            --
                                          ===========  ===========  ===========  ===========   ===========   ===========
Contracts with total expenses of
   1.70% (3):
   Units sold                                      --           --           --           --            --            --
   Units redeemed                                  --           --           --           --            --            --
   Units transferred                               --           --           --           --            --            --
                                          -----------  -----------  -----------  -----------   -----------   -----------
Increase (decrease) in units outstanding           --           --           --           --            --            --
Beginning units                                    --           --           --           --            --            --
                                          -----------  -----------  -----------  -----------   -----------   -----------
Ending units                                       --           --           --           --            --            --
                                          ===========  ===========  ===========  ===========   ===========   ===========
Contracts With Total Expenses of 1.80%:
   Units sold                                      --           --           --           --            --            --
   Units redeemed                                  --           --           --           --            --            --
   Units transferred                               --           --           --           --            --            --
                                          -----------  -----------  -----------  -----------   -----------   -----------
Increase (decrease) in units outstanding           --           --           --           --            --            --
Beginning units                                    --           --           --           --            --            --
                                          -----------  -----------  -----------  -----------   -----------   -----------
Ending units                                       --           --           --           --            --            --
                                          ===========  ===========  ===========  ===========   ===========   ===========
Contracts with total expenses of
   1.95% (1):
   Units sold                                      --           --           --           --            --            --
   Units redeemed                                  --           --           --           --            --            --
   Units transferred                               --           --           --           --            --            --
                                          -----------  -----------  -----------  -----------   -----------   -----------
Increase (decrease) in units outstanding           --           --           --           --            --            --
Beginning units                                    --           --           --           --            --            --
                                          -----------  -----------  -----------  -----------   -----------   -----------
Ending units                                       --           --           --           --            --            --
                                          ===========  ===========  ===========  ===========   ===========   ===========
Contracts with total expenses of
   1.95% (3):
   Units sold                                      --           --           --           --            --            --
   Units redeemed                                  --           --           --           --            --            --
   Units transferred                               --           --           --           --            --            --
                                          -----------  -----------  -----------  -----------   -----------   -----------
Increase (decrease) in units outstanding           --           --           --           --            --            --
Beginning units                                    --           --           --           --            --            --
                                          -----------  -----------  -----------  -----------   -----------   -----------
Ending units                                       --           --           --           --            --            --
                                          ===========  ===========  ===========  ===========   ===========   ===========

(1)  Offered in Seasons Triple Elite product.

(2)  Offered in Seasons Advisor II and Seasons Select II products.

(3)  Offered in Seasons Advisor II product.

                See accompanying notes to financial statements.

                         VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                     AIG SUNAMERICA LIFE ASSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                 APRIL 30, 2006
                                  (Continued)

                                             Cash        Focus                    Moderate      Balanced    Conservative
                                          Management    Growth       Growth        Growth        Growth        Growth
                                           Portfolio   Portfolio    Strategy      Strategy      Strategy      Strategy
                                           (Class 1)   (Class 1)    (Class 2)     (Class 2)     (Class 2)     (Class 2)
                                          ----------  ----------  ------------  ------------  ------------  ------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
   Net investment income (loss)           $  (12,305) $  (97,164) $ (1,372,260) $ (1,648,913) $     90,931  $  1,012,468
   Net realized gains (losses)                35,498      89,699     1,152,530    (3,494,781)   (2,660,934)   (4,716,756)
   Change in net unrealized appreciation
      (depreciation) of investments           57,510   1,210,067    22,448,476    42,517,959    27,115,190    16,680,596
                                          ----------  ----------  ------------  ------------  ------------  ------------
   Increase (decrease) in net assets
      from operations                         80,703   1,202,602    22,228,746    37,374,265    24,545,187    12,976,308
                                          ----------  ----------  ------------  ------------  ------------  ------------
From capital transactions:
      Net proceeds from units sold           162,557      23,446     5,206,715    11,331,121     8,139,659     4,141,727
      Cost of units redeemed                (764,628)   (582,582)  (15,293,584)  (26,322,556)  (26,230,334)  (24,757,763)
      Annuity benefit payments               (68,639)    (11,605)            0             0             0             0
      Net transfers                        3,009,393     884,720     2,194,974     4,343,553    (1,898,606)   (5,422,972)
      Contract maintenance charge             (1,262)     (2,554)      (57,587)      (79,633)      (62,254)      (39,715)
                                          ----------  ----------  ------------  ------------  ------------  ------------
   Increase (decrease) in net assets
      from capital transactions            2,337,421     311,425    (7,949,482)  (10,727,515)  (20,051,535)  (26,078,723)
                                          ----------  ----------  ------------  ------------  ------------  ------------
Increase (decrease) in net assets          2,418,124   1,514,027    14,279,264    26,646,750     4,493,652   (13,102,415)
Net assets at beginning of period          4,277,354   6,310,171   152,584,844   297,104,115   268,333,908   191,535,454
                                          ----------  ----------  ------------  ------------  ------------  ------------
Net assets at end of period               $6,695,478  $7,824,198  $166,864,108  $323,750,865  $272,827,560  $178,433,039
                                          ==========  ==========  ============  ============  ============  ============
ANALYSIS OF INCREASE (DECREASE)
   IN UNITS OUTSTANDING:
Contracts with total expenses of 1.40%:
   Units sold                                 15,182       2,980        52,371        81,610        40,784        26,868
   Units redeemed                            (77,136)    (77,671)     (265,361)     (472,963)     (425,362)     (513,058)
   Units transferred                         278,303     109,027       (29,151)       91,614      (124,525)      (60,087)
                                          ----------  ----------  ------------  ------------  ------------  ------------
Increase (decrease) in units outstanding     216,349      34,336      (242,141)     (299,739)     (509,103)     (546,277)
Beginning units                              399,414     893,819     2,828,732     5,777,656     5,941,411     4,254,632
                                          ----------  ----------  ------------  ------------  ------------  ------------
Ending units                                 615,763     928,155     2,586,591     5,477,917     5,432,308     3,708,355
                                          ==========  ==========  ============  ============  ============  ============
Contracts with total expenses of 1.52%:
   Units sold                                      0           0            --            --            --            --
   Units redeemed                               (762)        (80)           --            --            --            --
   Units transferred                            (237)         13            --            --            --            --
                                          ----------  ----------  ------------  ------------  ------------  ------------
Increase (decrease) in units outstanding        (999)        (67)           --            --            --            --
Beginning units                                2,368      30,098            --            --            --            --
                                          ----------  ----------  ------------  ------------  ------------  ------------
Ending units                                   1,369      30,031            --            --            --            --
                                          ==========  ==========  ============  ============  ============  ============
Contracts with total expenses of
   1.55% (1):
   Units sold                                     --          --       103,693       240,580       208,976       128,310
   Units redeemed                                 --          --       (76,954)     (174,590)     (195,143)     (213,391)
   Units transferred                              --          --        67,358       141,487        45,428        14,292
                                          ----------  ----------  ------------  ------------  ------------  ------------
Increase (decrease) in units outstanding          --          --        94,097       207,477        59,261       (70,789)
Beginning units                                   --          --       919,258     1,626,293     1,454,986       829,709
                                          ----------  ----------  ------------  ------------  ------------  ------------
Ending units                                      --          --     1,013,355     1,833,770     1,514,247       758,920
                                          ==========  ==========  ============  ============  ============  ============
Contracts with total expenses of
   1.55% (2):
   Units sold                                     --          --            --            --            --            --
   Units redeemed                                 --          --            --            --            --            --
   Units transferred                              --          --            --            --            --            --
                                          ----------  ----------  ------------  ------------  ------------  ------------
Increase (decrease) in units outstanding          --          --            --            --            --            --
Beginning units                                   --          --            --            --            --            --
                                          ----------  ----------  ------------  ------------  ------------  ------------
Ending units                                      --          --            --            --            --            --
                                          ==========  ==========  ============  ============  ============  ============
Contracts with total expenses of 1.65%:
   Units sold                                     --          --        30,168        45,267        31,515        19,103
   Units redeemed                                 --          --      (522,141)     (841,269)     (951,893)     (805,968)
   Units transferred                              --          --       110,464       (18,608)      (94,393)     (321,968)
                                          ----------  ----------  ------------  ------------  ------------  ------------
Increase (decrease) in units outstanding          --          --      (381,509)     (814,610)   (1,014,771)   (1,108,833)
Beginning units                                   --          --     5,650,953    10,789,998     9,661,400     7,267,578
                                          ----------  ----------  ------------  ------------  ------------  ------------
Ending units                                      --          --     5,269,444     9,975,388     8,646,629     6,158,745
                                          ==========  ==========  ============  ============  ============  ============
Contracts with total expenses of
   1.70% (1):
   Units sold                                     --          --       105,536       294,447       209,713        60,921
   Units redeemed                                 --          --       (27,015)      (66,639)      (32,896)      (48,115)
   Units transferred                              --          --         2,211        34,302        49,664        49,061
                                          ----------  ----------  ------------  ------------  ------------  ------------
Increase (decrease) in units outstanding          --          --        80,732       262,110       226,481        61,867
Beginning units                                   --          --       176,567       621,189       559,210       360,936
                                          ----------  ----------  ------------  ------------  ------------  ------------
Ending units                                      --          --       257,299       883,299       785,691       422,803
                                          ==========  ==========  ============  ============  ============  ============
Contracts with total expenses of
   1.70% (3):
   Units sold                                     --          --            --            --            --            --
   Units redeemed                                 --          --            --            --            --            --
   Units transferred                              --          --            --            --            --            --
                                          ----------  ----------  ------------  ------------  ------------  ------------
Increase (decrease) in units outstanding          --          --            --            --            --            --
Beginning units                                   --          --            --            --            --            --
                                          ----------  ----------  ------------  ------------  ------------  ------------
Ending units                                      --          --            --            --            --            --
                                          ==========  ==========  ============  ============  ============  ============
Contracts With Total Expenses of 1.80%:
   Units sold                                     --          --            --            --            --            --
   Units redeemed                                 --          --            --            --            --            --
   Units transferred                              --          --            --            --            --            --
                                          ----------  ----------  ------------  ------------  ------------  ------------
Increase (decrease) in units outstanding          --          --            --            --            --            --
Beginning units                                   --          --            --            --            --            --
                                          ----------  ----------  ------------  ------------  ------------  ------------
Ending units                                      --          --            --            --            --            --
                                          ==========  ==========  ============  ============  ============  ============
Contracts with total expenses of
   1.95% (1):
   Units sold                                     --          --         9,820        28,543        26,608        34,795
   Units redeemed                                 --          --       (17,030)      (54,031)      (64,261)      (33,469)
   Units transferred                              --          --       (17,323)        5,142         7,860       (28,185)
                                          ----------  ----------  ------------  ------------  ------------  ------------
Increase (decrease) in units outstanding          --          --       (24,533)      (20,346)      (29,793)      (26,859)
Beginning units                                   --          --       260,049       659,130       342,627       306,536
                                          ----------  ----------  ------------  ------------  ------------  ------------
Ending units                                      --          --       235,516       638,784       312,834       279,677
                                          ==========  ==========  ============  ============  ============  ============
Contracts with total expenses of
   1.95% (3):
   Units sold                                     --          --            --            --            --            --
   Units redeemed                                 --          --            --            --            --            --
   Units transferred                              --          --            --            --            --            --
                                          ----------  ----------  ------------  ------------  ------------  ------------
Increase (decrease) in units outstanding          --          --            --            --            --            --
Beginning units                                   --          --            --            --            --            --
                                          ----------  ----------  ------------  ------------  ------------  ------------
Ending units                                      --          --            --            --            --            --
                                          ==========  ==========  ============  ============  ============  ============

(1)  Offered in Seasons Triple Elite product.

(2)  Offered in Seasons Advisor II and Seasons Select II products.

(3)  Offered in Seasons Advisor II product.

                 See accompanying notes to financial statements.

                          VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                 APRIL 30, 2006
                                   (CONTINUED)

                                              Large Cap    Large Cap     Large Cap     Mid Cap       Mid Cap
                                               Growth      Composite       Value        Growth       Value       Small Cap
                                              Portfolio    Portfolio     Portfolio    Portfolio     Portfolio    Portfolio
                                              (Class 2)    (Class 2)     (Class 2)    (Class 2)     (Class 2)    (Class 2)
                                            ------------  -----------  ------------  -----------  ------------  -----------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
   Net investment income (loss)             $(1,173,680)  $  (299,319) $   (861,241) $(1,324,929) $ (1,352,237) $(1,140,590)
   Net realized gains (losses)                2,246,648       667,958     3,676,761    5,774,376    13,137,561    3,168,237
   Change in net unrealized appreciation
      (depreciation) of investments           9,702,407     3,106,065    12,980,313   16,995,985     9,284,242   13,185,823
                                            -----------   -----------  ------------  -----------  ------------  -----------
   Increase (decrease) in net assets from
      operations                             10,775,375     3,474,704    15,795,833   21,445,432    21,069,566   15,213,470
                                            -----------   -----------  ------------  -----------  ------------  -----------
From capital transactions:
      Net proceeds from units sold            6,318,038     1,877,739     6,654,522    4,577,672     5,968,766    5,217,671
      Cost of units redeemed                 (8,653,912)   (2,544,242)  (11,379,196)  (8,539,682)  (12,223,007)  (6,892,234)
      Annuity benefit payments                        0             0             0            0             0            0
      Net transfers                           7,400,610       288,283       970,158    8,783,389      (243,979)   6,386,462
      Contract maintenance charge               (15,994)       (6,940)      (18,011)     (16,176)      (22,022)     (14,426)
                                            -----------   -----------  ------------  -----------  ------------  -----------
   Increase (decrease) in net assets from
      capital transactions                    5,048,742      (385,160)   (3,772,527)   4,805,203    (6,520,242)   4,697,473
                                            -----------   -----------  ------------  -----------  ------------  -----------
Increase (decrease) in net assets            15,824,117     3,089,544    12,023,306   26,250,635    14,549,324   19,910,943
Net assets at beginning of period            75,431,698    28,390,627   107,244,514   71,468,422   110,814,485   62,783,384
                                            -----------   -----------  ------------  -----------  ------------  -----------
Net assets at end of period                 $91,255,815   $31,480,171  $119,267,820  $97,719,057  $125,363,809  $82,694,327
                                            ===========   ===========  ============  ===========  ============  ===========
ANALYSIS OF INCREASE (DECREASE)
   IN UNITS OUTSTANDING:
Contracts with total expenses of 1.40%:
   Units sold                                    46,623         9,338        15,935       20,123        11,766       31,622
   Units redeemed                              (210,044)      (78,591)     (172,656)    (116,492)     (133,091)    (152,012)
   Units transferred                             72,549         5,888         7,299      142,635       (51,635)      89,501
                                            -----------   -----------  ------------  -----------  ------------  -----------
Increase (decrease) in units outstanding        (90,872)      (63,365)     (149,422)      46,266      (172,960)     (30,889)
Beginning units                               2,318,352       987,699     2,280,625    1,272,574     1,595,182    1,605,699
                                            -----------   -----------  ------------  -----------  ------------  -----------
Ending units                                  2,227,480       924,334     2,131,203    1,318,840     1,422,222    1,574,810
                                            ===========   ===========  ============  ===========  ============  ===========
Contracts with total expenses of 1.52%:
   Units sold                                        --            --            --           --            --           --
   Units redeemed                                    --            --            --           --            --           --
   Units transferred                                 --            --            --           --            --           --
                                            -----------   -----------  ------------  -----------  ------------  -----------
Increase (decrease) in units outstanding             --            --            --           --            --           --
Beginning units                                      --            --            --           --            --           --
                                            -----------   -----------  ------------  -----------  ------------  -----------
Ending units                                         --            --            --           --            --           --
                                            ===========   ===========  ============  ===========  ============  ===========
Contracts with total expenses of 1.55%(1):
   Units sold                                   336,577        62,872       257,247      113,221       135,547      228,805
   Units redeemed                               (98,674)      (15,541)      (99,720)     (56,243)      (46,241)     (70,863)
   Units transferred                            208,225        10,648        56,262       76,022        40,595       74,966
                                            -----------   -----------  ------------  -----------  ------------  -----------
Increase (decrease) in units outstanding        446,128        57,979       213,789      133,000       129,901      232,908
Beginning units                                 867,720       290,055       929,679      582,292       514,288      719,418
                                            -----------   -----------  ------------  -----------  ------------  -----------
Ending units                                  1,313,848       348,034     1,143,468      715,292       644,189      952,326
                                            ===========   ===========  ============  ===========  ============  ===========
Contracts with total expenses of 1.55%(2):
   Units sold                                        --            --            --           --            --           --
   Units redeemed                                    --            --            --           --            --           --
   Units transferred                                 --            --            --           --            --           --
                                            -----------   -----------  ------------  -----------  ------------  -----------
Increase (decrease) in units outstanding             --            --            --           --            --           --
Beginning units                                      --            --            --           --            --           --
                                            -----------   -----------  ------------  -----------  ------------  -----------
Ending units                                         --            --            --           --            --           --
                                            ===========   ===========  ============  ===========  ============  ===========
Contracts with total expenses of 1.65%:
   Units sold                                    25,898         6,997        19,913       13,925        13,275       15,608
   Units redeemed                              (587,018)     (157,975)     (535,495)    (321,071)     (351,208)    (338,617)
   Units transferred                            348,840        (3,605)      (31,235)     250,395         4,722      280,105
                                            -----------   -----------  ------------  -----------  ------------  -----------
Increase (decrease) in units outstanding       (212,280)     (154,583)     (546,817)     (56,751)     (333,211)     (42,904)
Beginning units                               5,389,831     1,729,275     5,054,308    2,977,378     3,266,457    3,364,848
                                            -----------   -----------  ------------  -----------  ------------  -----------
Ending units                                  5,177,551     1,574,692     4,507,491    2,920,627     2,933,246    3,321,944
                                            ===========   ===========  ============  ===========  ============  ===========
Contracts with total expenses of 1.70%(1):
   Units sold                                   208,358        98,213       160,581      105,319        95,647      114,907
   Units redeemed                               (17,218)       (7,815)      (21,336)     (12,165)      (15,322)     (17,282)
   Units transferred                            181,269        13,392        34,924       50,615        25,797       74,807
                                            -----------   -----------  ------------  -----------  ------------  -----------
Increase (decrease) in units outstanding        372,409       103,790       174,169      143,769       106,122      172,432
Beginning units                                 337,636        62,392       262,727      211,180       170,893      297,191
                                            -----------   -----------  ------------  -----------  ------------  -----------
Ending units                                    710,045       166,182       436,896      354,949       277,015      469,623
                                            ===========   ===========  ============  ===========  ============  ===========
Contracts with total expenses of 1.70%(3):
   Units sold                                        --            --            --           --            --           --
   Units redeemed                                    --            --            --           --            --           --
   Units transferred                                 --            --            --           --            --           --
                                            -----------   -----------  ------------  -----------  ------------  -----------
Increase (decrease) in units outstanding             --            --            --           --            --           --
Beginning units                                      --            --            --           --            --           --
                                            -----------   -----------  ------------  -----------  ------------  -----------
Ending units                                         --            --            --           --            --           --
                                            ===========   ===========  ============  ===========  ============  ===========
Contracts With Total Expenses of 1.80%:
   Units sold                                        --            --            --           --            --           --
   Units redeemed                                    --            --            --           --            --           --
   Units transferred                                 --            --            --           --            --           --
                                            -----------   -----------  ------------  -----------  ------------  -----------
Increase (decrease) in units outstanding             --            --            --           --            --           --
Beginning units                                      --            --            --           --            --           --
                                            -----------   -----------  ------------  -----------  ------------  -----------
Ending units                                         --            --            --           --            --           --
                                            ===========   ===========  ============  ===========  ============  ===========
Contracts with total expenses of 1.95%(1):
   Units sold                                    54,186        15,109        40,108       19,055        21,158       40,904
   Units redeemed                               (37,587)       (1,816)      (29,194)     (23,978)      (17,122)     (16,283)
   Units transferred                             18,792         2,675         6,772        6,754       (23,928)      13,384
                                            -----------   -----------  ------------  -----------  ------------  -----------
Increase (decrease) in units outstanding         35,391        15,968        17,686        1,831       (19,892)      38,005
Beginning units                                 149,011        47,158       134,734      102,373       145,004      115,203
                                            -----------   -----------  ------------  -----------  ------------  -----------
Ending units                                    184,402        63,126       152,420      104,204       125,112      153,208
                                            ===========   ===========  ============  ===========  ============  ===========
Contracts with total expenses of 1.95%(3):
   Units sold                                        --            --            --           --            --           --
   Units redeemed                                    --            --            --           --            --           --
   Units transferred                                 --            --            --           --            --           --
                                            -----------   -----------  ------------  -----------  ------------  -----------
Increase (decrease) in units outstanding             --            --            --           --            --           --
Beginning units                                      --            --            --           --            --           --
                                            -----------   -----------  ------------  -----------  ------------  -----------
Ending units                                         --            --            --           --            --           --
                                            ===========   ===========  ============  ===========  ============  ===========

(1)  Offered in Seasons Triple Elite product.

(2)  Offered in Seasons Advisor II and Seasons Select II products.

(3)  Offered in Seasons Advisor II product.

                 See accompanying notes to financial statements.

                          VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                 APRIL 30, 2006
                                   (CONTINUED)

                                            International   Diversified      Cash         Focus     Focus Growth     Focus
                                               Equity      Fixed Income   Management      Growth     and Income      Value
                                              Portfolio      Portfolio     Portfolio    Portfolio     Portfolio    Portfolio
                                              (Class 2)      (Class 2)     (Class 2)    (Class 2)     (Class 2)    (Class 2)
                                            -------------  ------------  ------------  -----------  ------------  -----------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
   Net investment income (loss)             $ (1,166,083)  $  1,600,033  $   (301,728) $(1,079,989) $  (654,977)  $(1,033,987)
   Net realized gains (losses)                 4,894,239      1,013,868       573,673    2,219,042    2,216,240     5,273,352
   Change in net unrealized appreciation
      (depreciation) of investments           24,939,621     (4,863,617)      383,389   10,830,012    5,407,314     7,789,827
                                            ------------   ------------  ------------  -----------  -----------   -----------
   Increase (decrease) in net assets from
      operations                              28,667,777     (2,249,716)      655,334   11,969,065    6,968,577    12,029,192
                                            ------------   ------------  ------------  -----------  -----------   -----------
From capital transactions:
      Net proceeds from units sold             7,066,488      2,972,207     7,012,456    2,298,917    1,478,899     2,267,428
      Cost of units redeemed                  (9,058,777)   (15,009,757)  (20,860,113)  (7,243,981)  (5,395,733)   (6,995,757)
      Annuity benefit payments                         0              0             0            0            0             0
      Net transfers                           17,096,972     (4,539,024)   (2,118,210)     492,230   (1,092,990)    3,024,534
      Contract maintenance charge                (14,239)       (19,333)       (7,339)     (21,685)     (10,974)      (14,517)
                                            ------------   ------------  ------------  -----------  -----------   -----------
   Increase (decrease) in net assets from
      capital transactions                    15,090,444    (16,595,907)  (15,973,206)  (4,474,519)  (5,020,798)   (1,718,312)
                                            ------------   ------------  ------------  -----------  -----------   -----------
Increase (decrease) in net assets             43,758,221    (18,845,623)  (15,317,872)   7,494,546    1,947,779    10,310,880
Net assets at beginning of period             85,111,831    124,451,319    54,495,028   64,423,382   46,705,858    63,830,283
                                            ------------   ------------  ------------  -----------  -----------   -----------
Net assets at end of period                 $128,870,052   $105,605,696  $ 39,177,156  $71,917,928  $48,653,637   $74,141,163
                                            ============   ============  ============  ===========  ===========   ===========
ANALYSIS OF INCREASE (DECREASE)
   IN UNITS OUTSTANDING:
Contracts with total expenses of 1.40%:
   Units sold                                     34,610         44,689        82,712       26,495       17,480        18,023
   Units redeemed                               (267,335)      (445,980)   (1,213,462)    (254,058)    (113,346)     (135,885)
   Units transferred                             332,072       (244,664)      817,361       20,122     (132,723)       32,612
                                            ------------   ------------  ------------  -----------  -----------   -----------
Increase (decrease) in units outstanding          99,347       (645,955)     (313,389)    (207,441)    (228,589)      (85,250)
Beginning units                                2,924,887      3,263,102     1,555,944    3,093,639    1,651,715     1,677,511
                                            ------------   ------------  ------------  -----------  -----------   -----------
Ending units                                   3,024,234      2,617,147     1,242,555    2,886,198    1,423,126     1,592,261
                                            ============   ============  ============  ===========  ===========   ===========
Contracts with total expenses of 1.52%:
   Units sold                                         --             --            --           --           --            --
   Units redeemed                                     --             --            --           --           --            --
   Units transferred                                  --             --            --           --           --            --
                                            ------------   ------------  ------------  -----------  -----------   -----------
Increase (decrease) in units outstanding              --             --            --           --           --            --
Beginning units                                       --             --            --           --           --            --
                                            ------------   ------------  ------------  -----------  -----------   -----------
Ending units                                          --             --            --           --           --            --
                                            ============   ============  ============  ===========  ===========   ===========
Contracts with total expenses of 1.55%(1):
   Units sold                                    349,302         80,910       196,574      125,174       61,253        44,946
   Units redeemed                               (124,654)      (144,134)     (102,147)     (64,380)     (45,980)      (45,338)
   Units transferred                             195,698        100,526      (311,844)     (18,380)      48,141        17,670
                                            ------------   ------------  ------------  -----------  -----------   -----------
Increase (decrease) in units outstanding         420,346         37,302      (217,417)      42,414       63,414        17,278
Beginning units                                1,371,309      1,077,064       677,035      842,073      481,449       442,649
                                            ------------   ------------  ------------  -----------  -----------   -----------
Ending units                                   1,791,655      1,114,366       459,618      884,487      544,863       459,927
                                            ============   ============  ============  ===========  ===========   ===========
Contracts with total expenses of 1.55%(2):
   Units sold                                         --             --            --           --           --            --
   Units redeemed                                     --             --            --           --           --            --
   Units transferred                                  --             --            --           --           --            --
                                            ------------   ------------  ------------  -----------  -----------   -----------
Increase (decrease) in units outstanding              --             --            --           --           --            --
Beginning units                                       --             --            --           --           --            --
                                            ------------   ------------  ------------  -----------  -----------   -----------
Ending units                                          --             --            --           --           --            --
                                            ============   ============  ============  ===========  ===========   ===========
Contracts with total expenses of 1.65%:
   Units sold                                     22,677         65,675        11,940       35,288       16,816         8,958
   Units redeemed                               (527,749)      (565,712)     (403,053)    (567,811)    (376,989)     (227,433)
   Units transferred                             974,024       (473,805)     (517,600)      15,374      (73,370)      219,662
                                            ------------   ------------  ------------  -----------  -----------   -----------
Increase (decrease) in units outstanding         468,952       (973,842)     (908,713)    (517,149)    (433,543)        1,187
Beginning units                                5,143,515      5,361,926     2,386,603    4,997,340    2,882,471     2,092,953
                                            ------------   ------------  ------------  -----------  -----------   -----------
Ending units                                   5,612,467      4,388,084     1,477,890    4,480,191    2,448,928     2,094,140
                                            ============   ============  ============  ===========  ===========   ===========
Contracts with total expenses of 1.70%(1):
   Units sold                                    234,111         49,360       245,078       87,466       43,167        60,892
   Units redeemed                                (18,655)       (32,342)      (56,259)     (54,871)     (23,011)      (51,828)
   Units transferred                             137,129        261,630      (182,481)      32,208       46,008         5,110
                                            ------------   ------------  ------------  -----------  -----------   -----------
Increase (decrease) in units outstanding         352,585        278,648         6,338       64,803       66,164        14,174
Beginning units                                  362,743        467,612       318,651      434,930      194,652       300,328
                                            ------------   ------------  ------------  -----------  -----------   -----------
Ending units                                     715,328        746,260       324,989      499,733      260,816       314,502
                                            ============   ============  ============  ===========  ===========   ===========
Contracts with total expenses of 1.70%(3):
   Units sold                                         --             --            --           --           --            --
   Units redeemed                                     --             --            --           --           --            --
   Units transferred                                  --             --            --           --           --            --
                                            ------------   ------------  ------------  -----------  -----------   -----------
Increase (decrease) in units outstanding              --             --            --           --           --            --
Beginning units                                       --             --            --           --           --            --
                                            ------------   ------------  ------------  -----------  -----------   -----------
Ending units                                          --             --            --           --           --            --
                                            ============   ============  ============  ===========  ===========   ===========
Contracts With Total Expenses of 1.80%:
   Units sold                                         --             --            --           --           --            --
   Units redeemed                                     --             --            --           --           --            --
   Units transferred                                  --             --            --           --           --            --
                                            ------------   ------------  ------------  -----------  -----------   -----------
Increase (decrease) in units outstanding              --             --            --           --           --            --
Beginning units                                       --             --            --           --           --            --
                                            ------------   ------------  ------------  -----------  -----------   -----------
Ending units                                          --             --            --           --           --            --
                                            ============   ============  ============  ===========  ===========   ===========
Contracts with total expenses of 1.95%(1):
   Units sold                                     55,222         10,514       125,659       20,576       12,476        20,524
   Units redeemed                                (11,575)       (76,782)     (188,489)     (19,710)     (12,427)      (18,639)
   Units transferred                              45,501        (18,329)      (21,987)      11,641        9,998       (61,530)
                                            ------------   ------------  ------------  -----------  -----------   -----------
Increase (decrease) in units outstanding          89,148        (84,597)      (84,817)      12,507       10,047       (59,645)
Beginning units                                  155,425        288,090       249,490      171,055       79,585       216,502
                                            ------------   ------------  ------------  -----------  -----------   -----------
Ending units                                     244,573        203,493       164,673      183,562       89,632       156,857
                                            ============   ============  ============  ===========  ===========   ===========
Contracts with total expenses of 1.95%(3):
   Units sold                                         --             --            --           --           --            --
   Units redeemed                                     --             --            --           --           --            --
   Units transferred                                  --             --            --           --           --            --
                                            ------------   ------------  ------------  -----------  -----------   -----------
Increase (decrease) in units outstanding              --             --            --           --           --            --
Beginning units                                       --             --            --           --           --            --
                                            ------------   ------------  ------------  -----------  -----------   -----------
Ending units                                          --             --            --           --           --            --
                                            ============   ============  ============  ===========  ===========   ===========

(1)  Offered in Seasons Triple Elite product.

(2)  Offered in Seasons Advisor II and Seasons Select II products.

(3)  Offered in Seasons Advisor II product.

                 See accompanying notes to financial statements.

                          VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                 APRIL 30, 2006
                                   (Continued)

                                       Focus                    Moderate      Balanced   Conservative   Large Cap
                                      TechNet       Growth       Growth        Growth       Growth        Growth
                                     Portfolio     Strategy     Strategy      Strategy     Strategy     Portfolio
                                     (Class 2)    (Class 3)     (Class 3)    (Class 3)     (Class 3)    (Class 3)
                                    -----------  -----------  ------------  -----------  ------------  -----------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
   Net investment income (loss)     $  (492,216) $  (413,271) $   (513,370) $   (15,030) $   256,369   $  (446,667)
   Net realized gains (losses)        2,087,181     (802,396)     (247,176)  (1,727,258)  (1,887,271)      380,290
   Change in net unrealized
      appreciation (depreciation)
      of investments                  6,137,592    7,490,611    12,348,261    9,336,724    4,877,050     3,907,387
                                    -----------  -----------  ------------  -----------  -----------   -----------
   Increase (decrease) in net
      assets from operations          7,732,557    6,274,944    11,587,715    7,594,436    3,246,148     3,841,010
                                    -----------  -----------  ------------  -----------  -----------   -----------
From capital transactions:
   Net proceeds from units sold         927,514   12,242,676    22,406,610   13,430,670    6,705,919     5,470,339
   Cost of units redeemed            (2,854,281)  (2,104,569)   (6,865,118)  (5,547,421)  (4,157,042)   (1,454,017)
   Annuity benefit payments                   0            0             0            0            0             0
   Net transfers                      3,221,610    4,939,246     6,190,402    2,348,235    1,556,282     5,571,381
   Contract maintenance charge           (9,988)     (17,467)      (26,160)     (15,714)      (7,224)       (5,461)
                                    -----------  -----------  ------------  -----------  -----------   -----------
      Increase (decrease) in net
         assets from capital
         transactions                 1,284,855   15,059,886    21,705,734   10,215,770    4,097,935     9,582,242
                                    -----------  -----------  ------------  -----------  -----------   -----------
Increase (decrease) in net assets     9,017,412   21,334,830    33,293,449   17,810,206    7,344,083    13,423,252
Net assets at beginning of period    26,595,288   37,340,154    82,125,336   76,653,458   44,705,045    24,521,219
                                    -----------  -----------  ------------  -----------  -----------   -----------
Net assets at end of period         $35,612,700  $58,674,984  $115,418,785  $94,463,664  $52,049,128   $37,944,471
                                    ===========  ===========  ============  ===========  ===========   ===========
ANALYSIS OF INCREASE (DECREASE)
   IN UNITS OUTSTANDING:
Contracts with total expenses of
   1.40%:
   Units sold                            11,028      285,235       689,591      373,690      185,188       284,573
   Units redeemed                      (190,006)     (64,117)     (142,640)    (138,386)    (103,503)      (75,679)
   Units transferred                     69,041      195,277       169,807       93,348       34,015       182,196
                                    -----------  -----------  ------------  -----------  -----------   -----------
Increase (decrease) in units
   outstanding                         (109,937)     416,395       716,758      328,652      115,700       391,090
Beginning units                       2,785,697    1,227,721     2,808,761    2,273,244    1,354,541     1,575,108
                                    -----------  -----------  ------------  -----------  -----------   -----------
Ending units                          2,675,760    1,644,116     3,525,519    2,601,896    1,470,241     1,966,198
                                    ===========  ===========  ============  ===========  ===========   ===========
Contracts with total expenses of
   1.52%:
   Units sold                                --           --            --           --           --            --
   Units redeemed                            --           --            --           --           --            --
   Units transferred                         --           --            --           --           --            --
                                    -----------  -----------  ------------  -----------  -----------   -----------
Increase (decrease) in units
   outstanding                               --           --            --           --           --            --
Beginning units                              --           --            --           --           --            --
                                    -----------  -----------  ------------  -----------  -----------   -----------
Ending units                                 --           --            --           --           --            --
                                    ===========  ===========  ============  ===========  ===========   ===========
Contracts with total expenses of
   1.55% (1):
   Units sold                           122,225           --            --           --           --            --
   Units redeemed                       (10,827)          --            --           --           --            --
   Units transferred                     46,030           --            --           --           --            --
                                    -----------  -----------  ------------  -----------  -----------   -----------
Increase (decrease) in units
   outstanding                          157,428           --            --           --           --            --
Beginning units                         391,174           --            --           --           --            --
                                    -----------  -----------  ------------  -----------  -----------   -----------
Ending units                            548,602           --            --           --           --            --
                                    ===========  ===========  ============  ===========  ===========   ===========
Contracts with total expenses of
   1.55% (2):
   Units sold                                --      316,992       489,335      365,552      145,379       221,589
   Units redeemed                            --      (20,838)      (93,649)     (55,676)     (84,105)      (23,131)
   Units transferred                         --       28,287       123,424       76,198       69,798       305,613
                                    -----------  -----------  ------------  -----------  -----------   -----------
Increase (decrease) in units
   outstanding                               --      324,441       519,110      386,074      131,072       504,071
Beginning units                              --      236,607       433,160      535,339      578,600       290,944
                                    -----------  -----------  ------------  -----------  -----------   -----------
Ending units                                 --      561,048       952,270      921,413      709,672       795,015
                                    ===========  ===========  ============  ===========  ===========   ===========
Contracts with total expenses of
   1.65%:
   Units sold                             9,600        4,497        28,662       11,894       10,050        11,635
   Units redeemed                      (279,759)     (27,484)     (131,348)    (103,539)     (30,299)      (39,208)
   Units transferred                    169,803       34,462         2,604      (17,746)     (20,030)       87,262
                                    -----------  -----------  ------------  -----------  -----------   -----------
Increase (decrease) in units
   outstanding                         (100,356)      11,475      (100,082)    (109,391)     (40,279)       59,689
Beginning units                       2,599,869      782,465     1,843,632    1,663,009      832,423       841,257
                                    -----------  -----------  ------------  -----------  -----------   -----------
Ending units                          2,499,513      793,940     1,743,550    1,553,618      792,144       900,946
                                    ===========  ===========  ============  ===========  ===========   ===========
Contracts with total expenses of
   1.70% (1):
   Units sold                            27,278           --            --           --           --            --
   Units redeemed                       (42,237)          --            --           --           --            --
   Units transferred                    140,659           --            --           --           --            --
                                    -----------  -----------  ------------  -----------  -----------   -----------
Increase (decrease) in units
   outstanding                          125,700           --            --           --           --            --
Beginning units                         270,277           --            --           --           --            --
                                    -----------  -----------  ------------  -----------  -----------   -----------
Ending units                            395,977           --            --           --           --            --
                                    ===========  ===========  ============  ===========  ===========   ===========
Contracts with total expenses of
   1.70% (3):
   Units sold                                --        2,816         5,534       17,093       19,980         6,735
   Units redeemed                            --         (760)      (25,246)      (8,817)     (22,772)      (11,313)
   Units transferred                         --       24,176        38,691      (61,755)       6,483         3,305
                                    -----------  -----------  ------------  -----------  -----------   -----------
Increase (decrease) in units
   outstanding                               --       26,232        18,979      (53,479)       3,691        (1,273)
Beginning units                              --       17,690       117,732      163,508       76,249       110,968
                                    -----------  -----------  ------------  -----------  -----------   -----------
Ending units                                 --       43,922       136,711      110,029       79,940       109,695
                                    ===========  ===========  ============  ===========  ===========   ===========
Contracts With Total Expenses of
   1.80%:
   Units sold                                --      104,001       130,801       52,043       33,487        57,060
   Units redeemed                            --       (8,944)      (19,726)      (9,679)      (4,852)       (6,858)
   Units transferred                         --        6,687        38,871       71,737          170        35,981
                                    -----------  -----------  ------------  -----------  -----------   -----------
Increase (decrease) in units
   outstanding                               --      101,744       149,946      114,101       28,805        86,183
Beginning units                              --      104,418       143,103      191,568      114,090        78,690
                                    -----------  -----------  ------------  -----------  -----------   -----------
Ending units                                 --      206,162       293,049      305,669      142,895       164,873
                                    ===========  ===========  ============  ===========  ===========   ===========
Contracts with total expenses of
   1.95% (1):
   Units sold                            14,036           --            --           --           --            --
   Units redeemed                       (22,293)          --            --           --           --            --
   Units transferred                    147,600           --            --           --           --            --
                                    -----------  -----------  ------------  -----------  -----------   -----------
Increase (decrease) in units
   outstanding                          139,343           --            --           --           --            --
Beginning units                         120,465           --            --           --           --            --
                                    -----------  -----------  ------------  -----------  -----------   -----------
Ending units                            259,808           --            --           --           --            --
                                    ===========  ===========  ============  ===========  ===========   ===========
Contracts with total expenses of
   1.95% (3):
   Units sold                                --        1,931        12,813       30,790       41,410        10,636
   Units redeemed                            --       (2,146)       (2,406)     (34,707)     (25,104)       (1,404)
   Units transferred                         --        2,709         4,473      (11,229)      11,565           740
                                    -----------  -----------  ------------  -----------  -----------   -----------
Increase (decrease) in units
   outstanding                               --        2,494        14,880      (15,146)      27,871         9,972
Beginning units                              --       34,963        26,869      308,554       76,360        41,806
                                    -----------  -----------  ------------  -----------  -----------   -----------
Ending units                                 --       37,457        41,749      293,408      104,231        51,778
                                    ===========  ===========  ============  ===========  ===========   ===========

(1)  Offered in Seasons Triple Elite product.

(2)  Offered in Seasons Advisor II and Seasons Select II products.

(3)  Offered in Seasons Advisor II product.

                 See accompanying notes to financial statements.

                          VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                 APRIL 30, 2006
                                   (Continued)

                                     Large Cap    Large Cap      Mid Cap      Mid Cap                  International
                                     Composite      Value        Growth        Value       Small Cap       Equity
                                     Portfolio    Portfolio     Portfolio    Portfolio     Portfolio     Portfolio
                                     (Class 3)    (Class 3)     (Class 3)    (Class 3)     (Class 3)     (Class 3)
                                    -----------  -----------  ------------  -----------  ------------  -------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
   Net investment income (loss)     $   (92,841) $  (271,140) $  (487,637)  $  (432,928) $  (452,208)   $  (383,400)
   Net realized gains (losses)          130,277      642,249    1,615,529     3,147,561      634,408      1,345,065
   Change in net unrealized
      appreciation (depreciation)
      of investments                    997,108    4,610,456    6,989,670     3,784,445    6,126,972      8,581,406
                                    -----------  -----------  -----------   -----------  -----------    -----------
   Increase (decrease) in net
      assets from operations          1,034,544    4,981,565    8,117,562     6,499,078    6,309,172      9,543,071
                                    -----------  -----------  -----------   -----------  -----------    -----------
From capital transactions:
   Net proceeds from units sold       2,131,881    6,555,187    6,325,598     9,292,065    6,129,499      8,602,891
   Cost of units redeemed              (557,528)  (1,426,867)  (2,270,417)   (2,293,275)  (1,873,018)    (1,873,610)
   Annuity benefit payments                   0            0            0             0            0              0
   Net transfers                      1,146,318    4,208,133    5,211,983     3,735,723    3,501,917      5,128,288
   Contract maintenance charge           (1,850)      (5,491)      (6,604)       (7,447)      (6,546)        (5,462)
                                    -----------  -----------  -----------   -----------  -----------    -----------
      Increase (decrease) in net
         assets from capital
         transactions                 2,718,821    9,330,962    9,260,560    10,727,066    7,751,852     11,852,107
                                    -----------  -----------  -----------   -----------  -----------    -----------
Increase (decrease) in net assets     3,753,365   14,312,527   17,378,122    17,226,144   14,061,024     21,395,178
Net assets at beginning of period     7,357,615   28,080,226   24,007,901    29,054,970   23,377,830     23,626,162
                                    -----------  -----------  -----------   -----------  -----------    -----------
Net assets at end of period         $11,110,980  $42,392,753  $41,386,023   $46,281,114  $37,438,854    $45,021,340
                                    ===========  ===========  ===========   ===========  ===========    ===========
ANALYSIS OF INCREASE (DECREASE)
   IN UNITS OUTSTANDING:
Contracts with total expenses of
   1.40%:
   Units sold                            95,878      269,961      166,084       207,763      255,356        444,659
   Units redeemed                       (30,519)     (55,205)     (61,484)      (55,543)     (89,831)       (77,575)
   Units transferred                     29,789      144,118       92,940        48,772      113,902        164,181
                                    -----------  -----------  -----------   -----------  -----------    -----------
Increase (decrease) in units
   outstanding                           95,148      358,874      197,540       200,992      279,427        531,265
Beginning units                         450,297    1,140,099      896,456       761,202    1,250,380      1,492,650
                                    -----------  -----------  -----------   -----------  -----------    -----------
Ending units                            545,445    1,498,973    1,093,996       962,194    1,529,807      2,023,915
                                    ===========  ===========  ===========   ===========  ===========    ===========
Contracts with total expenses of
   1.52%:
   Units sold                                --           --           --            --           --             --
   Units redeemed                            --           --           --            --           --             --
   Units transferred                         --           --           --            --           --             --
                                    -----------  -----------  -----------   -----------  -----------    -----------
Increase (decrease) in units
   outstanding                               --           --           --            --           --             --
Beginning units                              --           --           --            --           --             --
                                    -----------  -----------  -----------   -----------  -----------    -----------
Ending units                                 --           --           --            --           --             --
                                    ===========  ===========  ===========   ===========  ===========    ===========
Contracts with total expenses of
   1.55% (1):
   Units sold                                --           --           --            --           --             --
   Units redeemed                            --           --           --            --           --             --
   Units transferred                         --           --           --            --           --             --
                                    -----------  -----------  -----------   -----------  -----------    -----------
Increase (decrease) in units
   outstanding                               --           --           --            --           --             --
Beginning units                              --           --           --            --           --             --
                                    -----------  -----------  -----------   -----------  -----------    -----------
Ending units                                 --           --           --            --           --             --
                                    ===========  ===========  ===========   ===========  ===========    ===========
Contracts with total expenses of
   1.55% (2):
   Units sold                            93,266      153,461      154,796       156,825      190,056        340,061
   Units redeemed                       (13,766)     (11,842)     (23,872)      (11,776)     (16,840)       (40,983)
   Units transferred                     93,044      103,237      146,548        91,352      154,550        309,371
                                    -----------  -----------  -----------   -----------  -----------    -----------
Increase (decrease) in units
   outstanding                          172,544      244,856      277,472       236,401      327,766        608,449
Beginning units                          78,215      285,227      186,592       175,874      232,425        329,410
                                    -----------  -----------  -----------   -----------  -----------    -----------
Ending units                            250,759      530,083      464,064       412,275      560,191        937,859
                                    ===========  ===========  ===========   ===========  ===========    ===========
Contracts with total expenses of
   1.65%:
   Units sold                             4,733        9,978        6,567         8,324        8,363          8,293
   Units redeemed                        (9,373)     (23,314)     (37,557)      (25,967)     (31,139)       (46,103)
   Units transferred                    (10,529)      38,901       66,894        33,559       18,718         42,981
                                    -----------  -----------  -----------   -----------  -----------    -----------
Increase (decrease) in units
   outstanding                          (15,169)      25,565       35,904        15,916       (4,058)         5,171
Beginning units                         221,691      640,076      523,041       434,973      616,967        704,517
                                    -----------  -----------  -----------   -----------  -----------    -----------
Ending units                            206,522      665,641      558,945       450,889      612,909        709,688
                                    ===========  ===========  ===========   ===========  ===========    ===========
Contracts with total expenses of
   1.70% (1):
   Units sold                                --           --           --            --           --             --
   Units redeemed                            --           --           --            --           --             --
   Units transferred                         --           --           --            --           --             --
                                    -----------  -----------  -----------   -----------  -----------    -----------
Increase (decrease) in units
   outstanding                               --           --           --            --           --             --
Beginning units                              --           --           --            --           --             --
                                    -----------  -----------  -----------   -----------  -----------    -----------
Ending units                                 --           --           --            --           --             --
                                    ===========  ===========  ===========   ===========  ===========    ===========
Contracts with total expenses
   of 1.70% (3):
   Units sold                             3,260        5,040        3,111         3,752        5,357          5,410
   Units redeemed                          (183)      (8,140)      (9,137)       (5,191)     (14,855)       (11,192)
   Units transferred                     (8,432)         260      (11,407)       (6,948)      (3,589)           674
                                    -----------  -----------  -----------   -----------  -----------    -----------
Increase (decrease) in units
   outstanding                           (5,355)      (2,840)     (17,433)       (8,387)     (13,087)        (5,108)
Beginning units                          17,076       75,915       62,146        51,016       82,928         66,008
                                    -----------  -----------  -----------   -----------  -----------    -----------
Ending units                             11,721       73,075       44,713        42,629       69,841         60,900
                                    ===========  ===========  ===========   ===========  ===========    ===========
Contracts With Total Expenses of
   1.80%:
   Units sold                            19,713       49,010       50,732        50,347       55,199         74,663
   Units redeemed                        (2,836)      (5,597)      (3,608)       (3,532)      (5,589)        (7,470)
   Units transferred                     13,619       31,349       18,308        10,017       13,425          7,499
                                    -----------  -----------  -----------   -----------  -----------    -----------
Increase (decrease) in units
   outstanding                           30,496       74,762       65,432        56,832       63,035         74,692
Beginning units                          16,931       77,588       43,871        48,754       66,042        124,064
                                    -----------  -----------  -----------   -----------  -----------    -----------
Ending units                             47,427      152,350      109,303       105,586      129,077        198,756
                                    ===========  ===========  ===========   ===========  ===========    ===========
Contracts with total expenses of
   1.95% (1):
   Units sold                                --           --           --            --           --             --
   Units redeemed                            --           --           --            --           --             --
   Units transferred                         --           --           --            --           --             --
                                    -----------  -----------  -----------   -----------  -----------    -----------
Increase (decrease) in units
   outstanding                               --           --           --            --           --             --
Beginning units                              --           --           --            --           --             --
                                    -----------  -----------  -----------   -----------  -----------    -----------
Ending units                                 --           --           --            --           --             --
                                    ===========  ===========  ===========   ===========  ===========    ===========
Contracts with total expenses of
   1.95% (3):
   Units sold                               359        7,299        2,279         3,193        5,597          6,819
   Units redeemed                          (390)      (3,097)      (1,526)       (1,827)      (1,565)        (5,448)
   Units transferred                         25          792        4,152         1,906         (695)          (928)
                                    -----------  -----------  -----------   -----------  -----------    -----------
Increase (decrease) in units
   outstanding                               (6)       4,994        4,905         3,272        3,337            443
Beginning units                          22,447       46,965       13,599        20,526       19,773         46,634
                                    -----------  -----------  -----------   -----------  -----------    -----------
Ending units                             22,441       51,959       18,504        23,798       23,110         47,077
                                    ===========  ===========  ===========   ===========  ===========    ===========

(1)  Offered in Seasons Triple Elite product.

(2)  Offered in Seasons Advisor II and Seasons Select II products.

(3)  Offered in Seasons Advisor II product.

                 See accompanying notes to financial statements.

                          VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                 APRIL 30, 2006
                                   (Continued)

                                              Diversified      Cash        Focus     Focus Growth     Focus        Focus
                                             Fixed Income   Management     Growth     and Income      Value       TechNet
                                               Portfolio    Portfolio    Portfolio     Portfolio    Portfolio    Portfolio
                                               (Class 3)    (Class 3)    (Class 3)     (Class 3)    (Class 3)    (Class 3)
                                             ------------  -----------  -----------  ------------  -----------  -----------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
   Net investment income (loss)              $   463,982   $   (90,806) $  (386,228) $  (336,120)  $  (382,235) $  (229,258)
   Net realized gains (losses)                    38,481       168,453      310,345      409,754     1,374,456      330,081
   Change in net unrealized appreciation
      (depreciation) of investments           (1,302,598)      113,263    4,362,621    3,455,448     3,417,839    3,456,571
                                             -----------   -----------  -----------  -----------   -----------  -----------
   Increase (decrease) in net assets
      from operations                           (800,135)      190,910    4,286,738    3,529,082     4,410,060    3,557,394
                                             -----------   -----------  -----------  -----------   -----------  -----------
From capital transactions:
      Net proceeds from units sold             6,353,915     8,745,756    5,218,906    3,751,939     5,277,525    3,815,153
      Cost of units redeemed                  (2,416,055)   (2,098,300)  (1,706,219)  (1,553,612)   (1,492,288)    (878,746)
      Annuity benefit payments                         0             0            0            0             0            0
      Net transfers                              111,142    (5,642,130)   1,971,204      554,868     2,201,176    1,557,898
      Contract maintenance charge                 (3,225)       (1,153)      (9,311)      (6,929)       (5,422)      (6,153)
                                             -----------   -----------  -----------  -----------   -----------  -----------
   Increase (decrease) in net assets from
      capital transactions                     4,045,777     1,004,173    5,474,580    2,746,266     5,980,991    4,488,152
                                             -----------   -----------  -----------  -----------   -----------  -----------
Increase (decrease) in net assets              3,245,642     1,195,083    9,761,318    6,275,348    10,391,051    8,045,546
Net assets at beginning of period             31,684,920    12,194,941   21,200,125   21,925,296    20,591,059   11,262,544
                                             -----------   -----------  -----------  -----------   -----------  -----------
Net assets at end of period                  $34,930,562   $13,390,024  $30,961,443  $28,200,644   $30,982,110  $19,308,090
                                             ===========   ===========  ===========  ===========   ===========  ===========
ANALYSIS OF INCREASE (DECREASE) IN
   UNITS OUTSTANDING:
Contracts with total expenses of 1.40%:
   Units sold                                    192,376       344,716      360,044      167,397       172,173      287,657
   Units redeemed                                (68,789)      (84,679)    (120,334)     (88,602)      (44,403)     (81,169)
   Units transferred                             (20,801)     (200,440)     132,611       27,597        66,559       83,288
                                             -----------   -----------  -----------  -----------   -----------  -----------
Increase (decrease) in units outstanding         102,786        59,597      372,321      106,392       194,329      289,776
Beginning units                                1,186,874       567,574    1,813,875    1,208,650       775,409    1,713,900
                                             -----------   -----------  -----------  -----------   -----------  -----------
Ending units                                   1,289,660       627,171    2,186,196    1,315,042       969,738    2,003,676
                                             ===========   ===========  ===========  ===========   ===========  ===========
Contracts with total expenses of 1.52%:
   Units sold                                         --            --           --           --            --           --
   Units redeemed                                     --            --           --           --            --           --
   Units transferred                                  --            --           --           --            --           --
                                             -----------   -----------  -----------  -----------   -----------  -----------
Increase (decrease) in units outstanding              --            --           --           --            --           --
Beginning units                                       --            --           --           --            --           --
                                             -----------   -----------  -----------  -----------   -----------  -----------
Ending units                                          --            --           --           --            --           --
                                             ===========   ===========  ===========  ===========   ===========  ===========
Contracts with total expenses of 1.55% (1):
   Units sold                                         --            --           --           --            --           --
   Units redeemed                                     --            --           --           --            --           --
   Units transferred                                  --            --           --           --            --           --
                                             -----------   -----------  -----------  -----------   -----------  -----------
Increase (decrease) in units outstanding              --            --           --           --            --           --
Beginning units                                       --            --           --           --            --           --
                                             -----------   -----------  -----------  -----------   -----------  -----------
Ending units                                          --            --           --           --            --           --
                                             ===========   ===========  ===========  ===========   ===========  ===========
Contracts with total expenses of 1.55% (2):
   Units sold                                    107,886       303,338      245,274      166,587       153,690      408,689
   Units redeemed                                (62,208)      (42,691)     (30,348)     (14,216)      (25,122)     (40,112)
   Units transferred                             176,861      (152,918)      91,872       92,414        61,049      158,037
                                             -----------   -----------  -----------  -----------   -----------  -----------
Increase (decrease) in units outstanding         222,539       107,729      306,798      244,785       189,617      526,614
Beginning units                                  363,507       139,334      212,374      258,781       213,531      218,739
                                             -----------   -----------  -----------  -----------   -----------  -----------
Ending units                                     586,046       247,063      519,172      503,566       403,148      745,353
                                             ===========   ===========  ===========  ===========   ===========  ===========
Contracts with total expenses of 1.65%:
   Units sold                                     13,528         2,309       12,643        5,889         2,786       12,676
   Units redeemed                                (16,279)      (56,303)     (52,409)     (28,584)      (27,325)     (25,504)
   Units transferred                             (67,835)     (120,815)       3,352        8,558        22,919       27,621
                                             -----------   -----------  -----------  -----------   -----------  -----------
Increase (decrease) in units outstanding         (70,586)     (174,809)     (36,414)     (14,137)       (1,620)      14,793
Beginning units                                  466,929       395,491      946,546      761,677       435,201      591,914
                                             -----------   -----------  -----------  -----------   -----------  -----------
Ending units                                     396,343       220,682      910,132      747,540       433,581      606,707
                                             ===========   ===========  ===========  ===========   ===========  ===========
Contracts with total expenses of 1.70% (1):
   Units sold                                         --            --           --           --            --           --
   Units redeemed                                     --            --           --           --            --           --
   Units transferred                                  --            --           --           --            --           --
                                             -----------   -----------  -----------  -----------   -----------  -----------
Increase (decrease) in units outstanding              --            --           --           --            --           --
Beginning units                                       --            --           --           --            --           --
                                             -----------   -----------  -----------  -----------   -----------  -----------
Ending units                                          --            --           --           --            --           --
                                             ===========   ===========  ===========  ===========   ===========  ===========
Contracts with total expenses of 1.70% (3):
   Units sold                                     33,703        36,825       18,503       11,486         4,352        3,621
   Units redeemed                                (36,077)      (12,748)     (11,220)      (6,057)       (3,429)     (20,179)
   Units transferred                              16,796       (31,063)      (1,878)     (78,721)       (6,314)     (18,001)
                                             -----------   -----------  -----------  -----------   -----------  -----------
Increase (decrease) in units outstanding          14,422        (6,986)       5,405      (73,292)       (5,391)     (34,559)
Beginning units                                  456,659        14,945       34,089       99,453        27,377       50,464
                                             -----------   -----------  -----------  -----------   -----------  -----------
Ending units                                     471,081         7,959       39,494       26,161        21,986       15,905
                                             ===========   ===========  ===========  ===========   ===========  ===========
Contracts With Total Expenses of 1.80%:
   Units sold                                    151,521       115,936       40,075       30,057        23,690       31,304
   Units redeemed                                 (8,334)       (1,988)      (3,718)      (3,085)         (628)      (4,365)
   Units transferred                             (68,893)      (20,050)      35,964        8,940         4,489       44,180
                                             -----------   -----------  -----------  -----------   -----------  -----------
Increase (decrease) in units outstanding          74,294        93,898       72,321       35,912        27,551       71,119
Beginning units                                   70,100        26,458       98,647       83,262        58,865       68,594
                                             -----------   -----------  -----------  -----------   -----------  -----------
Ending units                                     144,394       120,356      170,968      119,174        86,416      139,713
                                             ===========   ===========  ===========  ===========   ===========  ===========
Contracts with total expenses of 1.95% (1):
   Units sold                                         --            --           --           --            --           --
   Units redeemed                                     --            --           --           --            --           --
   Units transferred                                  --            --           --           --            --           --
                                             -----------   -----------  -----------  -----------   -----------  -----------
Increase (decrease) in units outstanding              --            --           --           --            --           --
Beginning units                                       --            --           --           --            --           --
                                             -----------   -----------  -----------  -----------   -----------  -----------
Ending units                                          --            --           --           --            --           --
                                             ===========   ===========  ===========  ===========   ===========  ===========
Contracts with total expenses of 1.95% (3):
   Units sold                                     38,193        22,613        1,381        1,007           798           80
   Units redeemed                                (13,428)         (111)      (9,215)     (23,270)         (301)      (2,597)
   Units transferred                             (28,528)       (7,875)      (7,481)         152            76       (1,489)
                                             -----------   -----------  -----------  -----------   -----------  -----------
Increase (decrease) in units outstanding          (3,763)       14,627      (15,315)     (22,111)          573       (4,006)
Beginning units                                  128,716        16,747       29,007       47,050        16,250       13,012
                                             -----------   -----------  -----------  -----------   -----------  -----------
Ending units                                     124,953        31,374       13,692       24,939        16,823        9,006
                                             ===========   ===========  ===========  ===========   ===========  ===========

(1)  Offered in Seasons Triple Elite product.

(2)  Offered in Seasons Advisor II and Seasons Select II products.

(3)  Offered in Seasons Advisor II product.

                 See accompanying notes to financial statements.

                          VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                 APRIL 30, 2006
                                   (Continued)

                                                           Allocation
                                              Allocation    Moderate     Allocation   Allocation     Strategic
                                               Moderate      Growth        Growth      Balanced    Fixed Income
                                              Portfolio     Portfolio    Portfolio    Portfolio     Portfolio
                                              (Class 3)     (Class 3)    (Class 3)    (Class 3)     (Class 3)
                                             -----------  ------------  -----------  -----------  -------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
   Net investment income (loss)              $  (119,582) $   (313,924) $  (363,323) $    (1,435)   $   89,890
   Net realized gains (losses)                   719,138       869,321      910,509    1,170,271        58,075
   Change in net unrealized appreciation
      (depreciation) of investments            3,752,250     6,623,789    5,459,648    1,398,951        85,589
                                             -----------  ------------  -----------  -----------    ----------
   Increase (decrease) in net assets
      from operations                          4,351,806     7,179,186    6,006,834    2,567,787       233,554
                                             -----------  ------------  -----------  -----------    ----------
From capital transactions:
      Net proceeds from units sold            45,720,046    73,996,436   48,549,422   23,729,222     3,618,719
      Cost of units redeemed                  (1,884,322)   (1,554,765)    (735,367)  (2,242,055)     (574,000)
      Annuity benefit payments                         0             0            0            0             0
      Net transfers                           18,579,753    23,846,956    9,518,464   10,027,181     4,073,625
      Contract maintenance charge                 (1,924)       (3,347)      (3,629)      (1,101)         (332)
                                             -----------  ------------  -----------  -----------    ----------
   Increase (decrease) in net assets from
      capital transactions                    62,413,553    96,285,280   57,328,890   31,513,247     7,118,012
                                             -----------  ------------  -----------  -----------    ----------
Increase (decrease) in net assets             66,765,359   103,464,466   63,335,724   34,081,034     7,351,566
Net assets at beginning of period              8,781,684     7,258,771    7,594,005    7,979,266     2,620,058
                                             -----------  ------------  -----------  -----------    ----------
Net assets at end of period                  $75,547,043  $110,723,237  $70,929,729  $42,060,300    $9,971,624
                                             ===========  ============  ===========  ===========    ==========
ANALYSIS OF INCREASE (DECREASE) IN
   UNITS OUTSTANDING:
Contracts with total expenses of 1.40%:
   Units sold                                  1,498,028     1,853,393    1,210,676      580,238       164,756
   Units redeemed                                (17,592)      (54,304)     (12,588)     (43,644)      (22,228)
   Units transferred                             256,196       465,563      190,643      (63,748)      107,059
                                             -----------  ------------  -----------  -----------    ----------
Increase (decrease) in units outstanding       1,736,632     2,264,652    1,388,731      472,846       249,587
Beginning units                                  280,165       299,510      245,215      420,059        47,005
                                             -----------  ------------  -----------  -----------    ----------
Ending units                                   2,016,797     2,564,162    1,633,946      892,905       296,592
                                             ===========  ============  ===========  ===========    ==========
Contracts with total expenses of 1.52%:
   Units sold                                         --            --           --           --            --
   Units redeemed                                     --            --           --           --            --
   Units transferred                                  --            --           --           --            --
                                             -----------  ------------  -----------  -----------    ----------
Increase (decrease) in units outstanding              --            --           --           --            --
Beginning units                                       --            --           --           --            --
                                             -----------  ------------  -----------  -----------    ----------
Ending units                                          --            --           --           --            --
                                             ===========  ============  ===========  ===========    ==========
Contracts with total expenses of 1.55% (1):
   Units sold                                    785,154     1,407,383      875,710      475,538        44,487
   Units redeemed                                 (6,228)      (51,557)     (29,610)     (13,794)       (1,601)
   Units transferred                             193,633       439,805       90,087      152,832        42,979
                                             -----------  ------------  -----------  -----------    ----------
Increase (decrease) in units outstanding         972,559     1,795,631      936,187      614,576        85,865
Beginning units                                  112,284       126,662      149,344      119,488        20,181
                                             -----------  ------------  -----------  -----------    ----------
Ending units                                   1,084,843     1,922,293    1,085,531      734,064       106,046
                                             ===========  ============  ===========  ===========    ==========
Contracts with total expenses of 1.55% (2):
   Units sold                                    691,376     1,833,461    1,452,928      584,075        80,797
   Units redeemed                                (35,216)      (20,256)     (16,927)    (129,026)       (7,612)
   Units transferred                             645,415       446,896      299,181      359,335       117,366
                                             -----------  ------------  -----------  -----------    ----------
Increase (decrease) in units outstanding       1,301,575     2,260,101    1,735,182      814,384       190,551
Beginning units                                  121,439       148,749      194,081      148,400        50,774
                                             -----------  ------------  -----------  -----------    ----------
Ending units                                   1,423,014     2,408,850    1,929,263      962,784       241,325
                                             ===========  ============  ===========  ===========    ==========
Contracts with total expenses of 1.65%:
   Units sold                                     94,799        48,450       19,295        1,568           355
   Units redeemed                                (44,973)       (1,502)      (1,010)        (124)       (2,590)
   Units transferred                             163,146       157,637        5,171       54,843        (6,282)
                                             -----------  ------------  -----------  -----------    ----------
Increase (decrease) in units outstanding         212,972       204,585       23,456       56,287        (8,517)
Beginning units                                  137,803        19,076       37,123          621        70,283
                                             -----------  ------------  -----------  -----------    ----------
Ending units                                     350,775       223,661       60,579       56,908        61,766
                                             ===========  ============  ===========  ===========    ==========
Contracts with total expenses of 1.70% (1):
   Units sold                                    970,345     1,060,125      541,203      367,391         9,839
   Units redeemed                                (28,305)       (6,304)      (5,448)     (16,947)         (797)
   Units transferred                             301,045       252,250       86,889      319,252        91,438
                                             -----------  ------------  -----------  -----------    ----------
Increase (decrease) in units outstanding       1,243,085     1,306,071      622,644      669,696       100,480
Beginning units                                  194,172        80,110      116,738       37,902         2,506
                                             -----------  ------------  -----------  -----------    ----------
Ending units                                   1,437,257     1,386,181      739,382      707,598       102,986
                                             ===========  ============  ===========  ===========    ==========
Contracts with total expenses of 1.70% (3):
   Units sold                                     95,405        80,915       20,792       76,187        32,038
   Units redeemed                                (42,139)       (5,320)        (454)      (2,115)      (16,145)
   Units transferred                              10,194       150,790       41,017        9,722        48,870
                                             -----------  ------------  -----------  -----------    ----------
Increase (decrease) in units outstanding          63,460       226,385       61,355       83,794        64,763
Beginning units                                   18,272        23,709           25          530        31,865
                                             -----------  ------------  -----------  -----------    ----------
Ending units                                      81,732       250,094       61,380       84,324        96,628
                                             ===========  ============  ===========  ===========    ==========
Contracts With Total Expenses of 1.80%:
   Units sold                                    186,335       412,414      321,764      174,351        22,121
   Units redeemed                                 (2,203)       (4,457)      (1,154)      (7,712)       (4,977)
   Units transferred                             190,076       203,196      121,540      138,445         9,041
                                             -----------  ------------  -----------  -----------    ----------
Increase (decrease) in units outstanding         374,208       611,153      442,150      305,084        26,185
Beginning units                                   29,927        31,303       19,728        7,747        12,661
                                             -----------  ------------  -----------  -----------    ----------
Ending units                                     404,135       642,456      461,878      312,831        38,846
                                             ===========  ============  ===========  ===========    ==========
Contracts with total expenses of 1.95% (1):
   Units sold                                     57,144       269,382      117,770       33,614         4,074
   Units redeemed                                   (423)         (484)         (63)         (62)         (226)
   Units transferred                              13,604       168,808       46,170        9,546        (9,410)
                                             -----------  ------------  -----------  -----------    ----------
Increase (decrease) in units outstanding          70,325       437,706      163,877       43,098        (5,562)
Beginning units                                    2,949         8,501       31,037       20,204        20,263
                                             -----------  ------------  -----------  -----------    ----------
Ending units                                      73,274       446,207      194,914       63,302        14,701
                                             ===========  ============  ===========  ===========    ==========
Contracts with total expenses of 1.95% (3):
   Units sold                                      3,275        19,752        1,213       54,679           338
   Units redeemed                                 (1,237)       (1,167)         (20)      (1,137)         (609)
   Units transferred                              19,053         7,921       11,578       10,199         3,398
                                             -----------  ------------  -----------  -----------    ----------
Increase (decrease) in units outstanding          21,091        26,506       12,771       63,741         3,127
Beginning units                                    9,455        15,772           21       63,733        15,547
                                             -----------  ------------  -----------  -----------    ----------
Ending units                                      30,546        42,278       12,792      127,474        18,674
                                             ===========  ============  ===========  ===========    ==========

(1)  Offered in Seasons Triple Elite product.

(2)  Offered in Seasons Advisor II and Seasons Select II products.

(3)  Offered in Seasons Advisor II product.

                 See accompanying notes to financial statements.

                          VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                 APRIL 30, 2005

                                                               Moderate       Balanced     Conservative    Large Cap    Large Cap
                                                 Growth         Growth         Growth         Growth        Growth      Composite
                                                Strategy       Strategy       Strategy       Strategy      Portfolio    Portfolio
                                               (Class 1)      (Class 1)      (Class 1)      (Class 1)      (Class 1)    (Class 1)
                                             -------------  -------------  -------------  -------------  ------------  -----------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
   Net investment income (loss)              $   (905,079)  $   (620,446)  $    (44,906)  $    274,348   $  (199,603)  $  (58,544)
   Net realized gains (losses)                 (4,355,815)    (2,780,452)      (440,794)       147,302    (1,272,451)    (325,009)
   Change in net unrealized appreciation
      (depreciation) of investments            10,957,278      8,801,402      4,863,597      2,571,893     2,017,161      467,469
                                             ------------   ------------   ------------   ------------   -----------   ----------
   Increase (decrease) in net assets from
      operations                                5,696,384      5,400,504      4,377,897      2,993,543       545,107       83,916
                                             ------------   ------------   ------------   ------------   -----------   ----------
From capital transactions:
      Net proceeds from units sold                623,656         55,129        216,427        142,399        47,094       31,238
      Cost of units redeemed                  (20,735,773)   (22,413,148)   (18,143,390)   (11,870,088)   (1,380,300)    (460,587)
      Annuity benefit payments                   (202,077)      (227,176)       (97,160)      (186,701)      (10,841)      (8,086)
      Net transfers                            (4,835,249)    (2,051,673)        33,075       (250,739)     (921,370)    (214,376)
      Contract maintenance charge                 (73,182)       (60,155)       (42,024)       (27,301)       (5,340)      (1,825)
                                             ------------   ------------   ------------   ------------   -----------   ----------
   Increase (decrease) in net assets from
      capital transactions                    (25,222,625)   (24,697,023)   (18,033,072)   (12,192,430)   (2,270,757)    (653,636)
                                             ------------   ------------   ------------   ------------   -----------   ----------
Increase (decrease) in net assets             (19,526,241)   (19,296,519)   (13,655,175)    (9,198,887)   (1,725,650)    (569,720)
Net assets at beginning of period             116,291,111    125,160,639     97,222,088     72,807,120    14,801,993    4,898,313
                                             ------------   ------------   ------------   ------------   -----------   ----------
Net assets at end of period                  $ 96,764,870   $105,864,120   $ 83,566,913   $ 63,608,233   $13,076,343   $4,328,593
                                             ============   ============   ============   ============   ===========   ==========
ANALYSIS OF INCREASE (DECREASE)
   IN UNITS OUTSTANDING:
Contracts with total expenses of 1.40%:
   Units sold                                      39,671          2,871         11,511          9,843         5,556        3,331
   Units redeemed                              (1,282,557)    (1,466,086)    (1,194,201)      (814,686)     (140,447)     (49,294)
   Units transferred                             (285,866)      (140,734)          (509)       (16,741)      (89,344)     (35,311)
                                             ------------   ------------   ------------   ------------   -----------   ----------
Increase (decrease) in units outstanding       (1,528,752)    (1,603,949)    (1,183,199)      (821,584)     (224,235)     (81,274)
Beginning units                                 7,591,901      8,282,850      6,556,652      4,977,245     1,685,980      540,273
                                             ------------   ------------   ------------   ------------   -----------   ----------
Ending units                                    6,063,149      6,678,901      5,373,453      4,155,661     1,461,745      458,999
                                             ============   ============   ============   ============   ===========   ==========
Contracts with total expenses of 1.52%:
   Units sold                                         671            678          3,052              0             0            0
   Units redeemed                                 (67,860)       (15,338)       (28,319)        (6,405)      (28,796)      (2,490)
   Units transferred                              (22,736)         2,077          3,915           (274)      (20,706)        (575)
                                             ------------   ------------   ------------   ------------   -----------   ----------
Increase (decrease) in units outstanding          (89,925)       (12,583)       (21,352)        (6,679)      (49,502)      (3,065)
Beginning units                                   180,815        173,100        162,774        116,512       146,171       13,893
                                             ------------   ------------   ------------   ------------   -----------   ----------
Ending units                                       90,890        160,517        141,422        109,833        96,669       10,828
                                             ============   ============   ============   ============   ===========   ==========
Contracts with total expenses of 1.55% (1):
   Units sold                                          --             --             --             --            --           --
   Units redeemed                                      --             --             --             --            --           --
   Units transferred                                   --             --             --             --            --           --
                                             ------------   ------------   ------------   ------------   -----------   ----------
Increase (decrease) in units outstanding               --             --             --             --            --           --
Beginning units                                        --             --             --             --            --           --
                                             ------------   ------------   ------------   ------------   -----------   ----------
Ending units                                           --             --             --             --            --           --
                                             ============   ============   ============   ============   ===========   ==========
Contracts with total expenses of 1.55% (2):
   Units sold                                          --             --             --             --            --           --
   Units redeemed                                      --             --             --             --            --           --
   Units transferred                                   --             --             --             --            --           --
                                             ------------   ------------   ------------   ------------   -----------   ----------
Increase (decrease) in units outstanding               --             --             --             --            --           --
Beginning units                                        --             --             --             --            --           --
                                             ------------   ------------   ------------   ------------   -----------   ----------
Ending units                                           --             --             --             --            --           --
                                             ============   ============   ============   ============   ===========   ==========
Contracts with total expenses of 1.65%:
   Units sold                                          --             --             --             --            --           --
   Units redeemed                                      --             --             --             --            --           --
   Units transferred                                   --             --             --             --            --           --
                                             ------------   ------------   ------------   ------------   -----------   ----------
Increase (decrease) in units outstanding               --             --             --             --            --           --
Beginning units                                        --             --             --             --            --           --
                                             ------------   ------------   ------------   ------------   -----------   ----------
Ending units                                           --             --             --             --            --           --
                                             ============   ============   ============   ============   ===========   ==========
Contracts with total expenses of 1.70% (1):
   Units sold                                          --             --             --             --            --           --
   Units redeemed                                      --             --             --             --            --           --
   Units transferred                                   --             --             --             --            --           --
                                             ------------   ------------   ------------   ------------   -----------   ----------
Increase (decrease) in units outstanding               --             --             --             --            --           --
Beginning units                                        --             --             --             --            --           --
                                             ------------   ------------   ------------   ------------   -----------   ----------
Ending units                                           --             --             --             --            --           --
                                             ============   ============   ============   ============   ===========   ==========
Contracts with total expenses of 1.70% (3):
   Units sold                                          --             --             --             --            --           --
   Units redeemed                                      --             --             --             --            --           --
   Units transferred                                   --             --             --             --            --           --
                                             ------------   ------------   ------------   ------------   -----------   ----------
Increase (decrease) in units outstanding               --             --             --             --            --           --
Beginning units                                        --             --             --             --            --           --
                                             ------------   ------------   ------------   ------------   -----------   ----------
Ending units                                           --             --             --             --            --           --
                                             ============   ============   ============   ============   ===========   ==========
Contracts With Total Expenses of 1.80%:
   Units sold                                          --             --             --             --            --           --
   Units redeemed                                      --             --             --             --            --           --
   Units transferred                                   --             --             --             --            --           --
                                             ------------   ------------   ------------   ------------   -----------   ----------
Increase (decrease) in units outstanding               --             --             --             --            --           --
Beginning units                                        --             --             --             --            --           --
                                             ------------   ------------   ------------   ------------   -----------   ----------
Ending units                                           --             --             --             --            --           --
                                             ============   ============   ============   ============   ===========   ==========
Contracts with total expenses of 1.95% (1):
   Units sold                                          --             --             --             --            --           --
   Units redeemed                                      --             --             --             --            --           --
   Units transferred                                   --             --             --             --            --           --
                                             ------------   ------------   ------------   ------------   -----------   ----------
Increase (decrease) in units outstanding               --             --             --             --            --           --
Beginning units                                        --             --             --             --            --           --
                                             ------------   ------------   ------------   ------------   -----------   ----------
Ending units                                           --             --             --             --            --           --
                                             ============   ============   ============   ============   ===========   ==========
Contracts with total expenses of 1.95% (3):
   Units sold                                          --             --             --             --            --           --
   Units redeemed                                      --             --             --             --            --           --
   Units transferred                                   --             --             --             --            --           --
                                             ------------   ------------   ------------   ------------   -----------   ----------
Increase (decrease) in units outstanding               --             --             --             --            --           --
Beginning units                                        --             --             --             --            --           --
                                             ------------   ------------   ------------   ------------   -----------   ----------
Ending units                                           --             --             --             --            --           --
                                             ============   ============   ============   ============   ===========   ==========

(1)  Offered in Seasons Triple Elite product.

(2)  Offered in Seasons Advisor II and Seasons Select II products.

(3)  Offered in Seasons Advisor II product.

                 See accompanying notes to financial statements.

                          VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                 APRIL 30, 2005
                                   (Continued)

                                              Large Cap     Mid Cap       Mid Cap                 International   Diversified
                                                Value        Growth        Value      Small Cap      Equity      Fixed Income
                                              Portfolio    Portfolio     Portfolio    Portfolio    Portfolio       Portfolio
                                              (Class 1)    (Class 1)     (Class 1)    (Class 1)    (Class 1)       (Class 1)
                                             -----------  -----------  ------------  -----------  -------------  ------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
   Net investment income (loss)              $   (88,061) $  (203,334)  $  (143,570) $  (152,486)  $  (13,805)   $   201,090
   Net realized gains (losses)                   208,951     (286,822)      997,658     (371,245)    (240,687)       212,999
   Change in net unrealized appreciation
      (depreciation) of investments              934,192      719,728     1,138,152      708,042    1,011,389         (9,809)
                                             -----------  -----------   -----------  -----------   ----------    -----------
   Increase (decrease) in net assets from
      operations                               1,055,082      229,572     1,992,240      184,311      756,897        404,280
                                             -----------  -----------   -----------  -----------   ----------    -----------
From capital transactions:
      Net proceeds from units sold                57,361       85,237        86,786       52,471       26,779        229,524
      Cost of units redeemed                  (1,664,485)  (1,331,315)   (1,717,989)  (1,427,310)    (794,395)    (1,933,772)
      Annuity benefit payments                   (13,654)     (23,416)      (25,232)     (11,866)      (8,079)       (58,445)
      Net transfers                              721,703     (580,340)    1,331,069     (621,969)     807,829        917,604
      Contract maintenance charge                 (3,986)      (5,927)       (4,631)      (3,329)      (2,293)        (3,176)
                                             -----------  -----------   -----------  -----------   ----------    -----------
   Increase (decrease) in net assets from
      capital transactions                      (903,061)  (1,855,761)     (329,997)  (2,012,003)      29,841       (848,265)
                                             -----------  -----------   -----------  -----------   ----------    -----------
Increase (decrease) in net assets                152,021   (1,626,189)    1,662,243   (1,827,692)     786,738       (443,985)
Net assets at beginning of period             13,848,855   14,699,391    13,592,602   10,920,489    7,843,631     12,385,587
                                             -----------  -----------   -----------  -----------   ----------    -----------
Net assets at end of period                  $14,000,876  $13,073,202   $15,254,845  $ 9,092,797   $8,630,369    $11,941,602
                                             ===========  ===========   ===========  ===========   ==========    ===========
ANALYSIS OF INCREASE (DECREASE) IN
   UNITS OUTSTANDING:
Contracts with total expenses of 1.40%:
   Units sold                                      4,611        5,862         4,363        4,815        3,115         19,447
   Units redeemed                               (118,345)     (89,799)      (81,095)    (119,543)     (91,812)      (152,454)
   Units transferred                              53,928      (45,754)       57,080      (44,528)      77,877         70,556
                                             -----------  -----------   -----------  -----------   ----------    -----------
Increase (decrease) in units outstanding         (59,806)    (129,691)      (19,652)    (159,256)     (10,820)       (62,451)
Beginning units                                1,138,283      998,138       750,965      987,030      961,285      1,000,019
                                             -----------  -----------   -----------  -----------   ----------    -----------
Ending units                                   1,078,477      868,447       731,313      827,774      950,465        937,568
                                             ===========  ===========   ===========  ===========   ==========    ===========
Contracts with total expenses of 1.52%:
   Units sold                                          0            0             0            0            0              0
   Units redeemed                                (18,655)      (6,217)       (9,765)     (15,374)      (5,024)       (13,766)
   Units transferred                               6,411          432        12,223          257       15,611          6,746
                                             -----------  -----------   -----------  -----------   ----------    -----------
Increase (decrease) in units outstanding         (12,244)      (5,785)        2,458      (15,117)      10,587         (7,020)
Beginning units                                   46,181       71,562        33,208       61,532       38,988         56,104
                                             -----------  -----------   -----------  -----------   ----------    -----------

Ending units                                      33,937       65,777        35,666       46,415       49,575         49,084
                                             ===========  ===========   ===========  ===========   ==========    ===========
Contracts with total expenses of 1.55% (1):
   Units sold                                         --           --            --           --           --             --
   Units redeemed                                     --           --            --           --           --             --
   Units transferred                                  --           --            --           --           --             --
                                             -----------  -----------   -----------  -----------   ----------    -----------
Increase (decrease) in units outstanding              --           --            --           --           --             --
Beginning units                                       --           --            --           --           --             --
                                             -----------  -----------   -----------  -----------   ----------    -----------
Ending units                                          --           --            --           --           --             --
                                             ===========  ===========   ===========  ===========   ==========    ===========
Contracts with total expenses of 1.55% (2):
   Units sold                                         --           --            --           --           --             --
   Units redeemed                                     --           --            --           --           --             --
   Units transferred                                  --           --            --           --           --             --
                                             -----------  -----------   -----------  -----------   ----------    -----------
Increase (decrease) in units outstanding              --           --            --           --           --             --
Beginning units                                       --           --            --           --           --             --
                                             -----------  -----------   -----------  -----------   ----------    -----------
Ending units                                          --           --            --           --           --             --
                                             ===========  ===========   ===========  ===========   ==========    ===========
Contracts with total expenses of 1.65%:
   Units sold                                         --           --            --           --           --             --
   Units redeemed                                     --           --            --           --           --             --
   Units transferred                                  --           --            --           --           --             --
                                             -----------  -----------   -----------  -----------   ----------    -----------
Increase (decrease) in units outstanding              --           --            --           --           --             --
Beginning units                                       --           --            --           --           --             --
                                             -----------  -----------   -----------  -----------   ----------    -----------
Ending units                                          --           --            --           --           --             --
                                             ===========  ===========   ===========  ===========   ==========    ===========
Contracts with total expenses of 1.70% (1):
   Units sold                                         --           --            --           --           --             --
   Units redeemed                                     --           --            --           --           --             --
   Units transferred                                  --           --            --           --           --             --
                                             -----------  -----------   -----------  -----------   ----------    -----------
Increase (decrease) in units outstanding              --           --            --           --           --             --
Beginning units                                       --           --            --           --           --             --
                                             -----------  -----------   -----------  -----------   ----------    -----------
Ending units                                          --           --            --           --           --             --
                                             ===========  ===========   ===========  ===========   ==========    ===========
Contracts with total expenses of 1.70% (3):
   Units sold                                         --           --            --           --           --             --
   Units redeemed                                     --           --            --           --           --             --
   Units transferred                                  --           --            --           --           --             --
                                             -----------  -----------   -----------  -----------   ----------    -----------
Increase (decrease) in units outstanding              --           --            --           --           --             --
Beginning units                                       --           --            --           --           --             --
                                             -----------  -----------   -----------  -----------   ----------    -----------
Ending units                                          --           --            --           --           --             --
                                             ===========  ===========   ===========  ===========   ==========    ===========
Contracts With Total Expenses of 1.80%:
   Units sold                                         --           --            --           --           --             --
   Units redeemed                                     --           --            --           --           --             --
   Units transferred                                  --           --            --           --           --             --
                                             -----------  -----------   -----------  -----------   ----------    -----------
Increase (decrease) in units outstanding              --           --            --           --           --             --
Beginning units                                       --           --            --           --           --             --
                                             -----------  -----------   -----------  -----------   ----------    -----------
Ending units                                          --           --            --           --           --             --
                                             ===========  ===========   ===========  ===========   ==========    ===========
Contracts with total expenses of 1.95% (1):
   Units sold                                         --           --            --           --           --             --
   Units redeemed                                     --           --            --           --           --             --
   Units transferred                                  --           --            --           --           --             --
                                             -----------  -----------   -----------  -----------   ----------    -----------
Increase (decrease) in units outstanding              --           --            --           --           --             --
Beginning units                                       --           --            --           --           --             --
                                             -----------  -----------   -----------  -----------   ----------    -----------
Ending units                                          --           --            --           --           --             --
                                             ===========  ===========   ===========  ===========   ==========    ===========
Contracts with total expenses of 1.95% (3):
   Units sold                                         --           --            --           --           --             --
   Units redeemed                                     --           --            --           --           --             --
   Units transferred                                  --           --            --           --           --             --
                                             -----------  -----------   -----------  -----------   ----------    -----------
Increase (decrease) in units outstanding              --           --            --           --           --             --
Beginning units                                       --           --            --           --           --             --
                                             -----------  -----------   -----------  -----------   ----------    -----------
Ending units                                          --           --            --           --           --             --
                                             ===========  ===========   ===========  ===========   ==========    ===========

(1)  Offered in Seasons Triple Elite product.

(2)  Offered in Seasons Advisor II and Seasons Select II products.

(3)  Offered in Seasons Advisor II product.

                 See accompanying notes to financial statements.

                          VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                 APRIL 30, 2005
                                   (Continued)

                                                 Cash        Focus                      Moderate       Balanced    Conservative
                                              Management     Growth       Growth         Growth         Growth        Growth
                                              Portfolio    Portfolio     Strategy       Strategy       Strategy      Strategy
                                              (Class 1)    (Class 1)     (Class 2)     (Class 2)      (Class 2)      (Class 2)
                                             -----------  -----------  ------------  -------------  -------------  ------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
   Net investment income (loss)              $   (42,565) $   (99,430) $ (1,718,722)  $ (2,359,613)  $   (803,459) $    265,839
   Net realized gains (losses)                     8,182      (63,530)    3,129,053      5,994,587      7,666,322     7,301,424
   Change in net unrealized appreciation
      (depreciation) of investments               25,088     (180,007)    5,773,282      8,679,849      4,877,618        10,401
                                             -----------  -----------  ------------   ------------   ------------  ------------
   Increase (decrease) in net assets from
      operations                                  (9,295)    (342,967)    7,183,613     12,314,823     11,740,481     7,577,664
                                             -----------  -----------  ------------   ------------   ------------  ------------
From capital transactions:
      Net proceeds from units sold               278,400       35,001     7,217,591     16,617,169     12,474,457     7,304,683
      Cost of units redeemed                  (1,467,473)    (714,158)  (13,172,249)   (18,301,318)   (21,004,732)  (18,693,308)
      Annuity benefit payments                    (4,325)      (8,629)            0              0              0             0
      Net transfers                            2,245,335     (529,356)   (5,616,615)    (5,639,077)    (3,426,925)    3,020,258
      Contract maintenance charge                 (1,161)      (3,144)      (61,704)       (84,074)       (64,633)      (41,292)
                                             -----------  -----------  ------------   ------------   ------------  ------------
   Increase (decrease) in net assets from
      capital transactions                     1,050,776   (1,220,286)  (11,632,977)    (7,407,300)   (12,021,833)   (8,409,659)
                                             -----------  -----------  ------------   ------------   ------------  ------------
Increase (decrease) in net assets              1,041,481   (1,563,253)   (4,449,364)     4,907,523       (281,352)     (831,995)
Net assets at beginning of period              3,235,873    7,873,424   157,034,208    292,196,592    268,615,260   192,367,449
                                             -----------  -----------  ------------   ------------   ------------  ------------
Net assets at end of period                  $ 4,277,354  $ 6,310,171  $152,584,844   $297,104,115   $268,333,908  $191,535,454
                                             ===========  ===========  ============   ============   ============  ============
ANALYSIS OF INCREASE (DECREASE) IN
   UNITS OUTSTANDING:
Contracts with total expenses of 1.40%:
   Units sold                                     26,172        5,030        23,443         84,737         76,340        57,584
   Units redeemed                               (134,669)    (104,240)     (234,686)      (440,246)      (597,286)     (547,660)
   Units transferred                             210,466      (57,802)      (20,871)         3,847       (248,247)       75,375
                                             -----------  -----------  ------------   ------------   ------------  ------------
Increase (decrease) in units outstanding         101,969     (157,012)     (232,114)      (351,662)      (769,193)     (414,701)
Beginning units                                  297,445    1,050,831     3,060,846      6,129,318      6,710,604     4,669,333
                                             -----------  -----------  ------------   ------------   ------------  ------------
Ending units                                     399,414      893,819     2,828,732      5,777,656      5,941,411     4,254,632
                                             ===========  ===========  ============   ============   ============  ============
Contracts with total expenses of 1.52%:
   Units sold                                          0            0            --             --             --            --
   Units redeemed                                 (3,774)        (253)           --             --             --            --
   Units transferred                                 366      (19,875)           --             --             --            --
                                             -----------  -----------  ------------   ------------   ------------  ------------
Increase (decrease) in units outstanding          (3,408)     (20,128)           --             --             --            --
Beginning units                                    5,776       50,226            --             --             --            --
                                             -----------  -----------  ------------   ------------   ------------  ------------

Ending units                                       2,368       30,098            --             --             --            --
                                             ===========  ===========  ============   ============   ============  ============
Contracts with total expenses of 1.55% (1):
   Units sold                                         --           --       277,034        567,066        488,018       261,244
   Units redeemed                                     --           --       (17,467)       (42,095)       (41,595)      (46,630)
   Units transferred                                  --           --        15,078         72,679         97,745        (5,691)
                                             -----------  -----------  ------------   ------------   ------------  ------------
Increase (decrease) in units outstanding              --           --       274,645        597,650        544,168       208,923
Beginning units                                       --           --       644,613      1,028,643        910,818       620,786
                                             -----------  -----------  ------------   ------------   ------------  ------------
Ending units                                          --           --       919,258      1,626,293      1,454,986       829,709
                                             ===========  ===========  ============   ============   ============  ============
Contracts with total expenses of 1.55% (2):
   Units sold                                         --           --            --             --             --            --
   Units redeemed                                     --           --            --             --             --            --
   Units transferred                                  --           --            --             --             --            --
                                             -----------  -----------  ------------   ------------   ------------  ------------
Increase (decrease) in units outstanding              --           --            --             --             --            --
Beginning units                                       --           --            --             --             --            --
                                             -----------  -----------  ------------   ------------   ------------  ------------
Ending units                                          --           --            --             --             --            --
                                             ===========  ===========  ============   ============   ============  ============
Contracts with total expenses of 1.65%:
   Units sold                                         --           --        35,580         90,164         63,577        29,331
   Units redeemed                                     --           --      (605,701)      (702,643)      (749,233)     (652,297)
   Units transferred                                  --           --      (313,726)      (511,154)      (115,084)      163,141
                                             -----------  -----------  ------------   ------------   ------------  ------------
Increase (decrease) in units outstanding              --           --      (883,847)    (1,123,633)      (800,740)     (459,825)
Beginning units                                       --           --     6,534,800     11,913,631     10,462,140     7,727,403
                                             -----------  -----------  ------------   ------------   ------------  ------------
Ending units                                          --           --     5,650,953     10,789,998      9,661,400     7,267,578
                                             ===========  ===========  ============   ============   ============  ============
Contracts with total expenses of 1.70% (1):
   Units sold                                         --           --       108,827        256,153        155,342        85,299
   Units redeemed                                     --           --        (3,101)       (15,637)       (29,151)      (19,519)
   Units transferred                                  --           --         6,497         53,807         25,435        (5,462)
                                             -----------  -----------  ------------   ------------   ------------  ------------
Increase (decrease) in units outstanding              --           --       112,223        294,323        151,626        60,318
Beginning units                                       --           --        64,344        326,866        407,584       300,618
                                             -----------  -----------  ------------   ------------   ------------  ------------
Ending units                                          --           --       176,567        621,189        559,210       360,936
                                             ===========  ===========  ============   ============   ============  ============
Contracts with total expenses of 1.70% (3):
   Units sold                                         --           --            --             --             --            --
   Units redeemed                                     --           --            --             --             --            --
   Units transferred                                  --           --            --             --             --            --
                                             -----------  -----------  ------------   ------------   ------------  ------------
Increase (decrease) in units outstanding              --           --            --             --             --            --
Beginning units                                       --           --            --             --             --            --
                                             -----------  -----------  ------------   ------------   ------------  ------------
Ending units                                          --           --            --             --             --            --
                                             ===========  ===========  ============   ============   ============  ============
Contracts With Total Expenses of 1.80%:
   Units sold                                         --           --            --             --             --            --
   Units redeemed                                     --           --            --             --             --            --
   Units transferred                                  --           --            --             --             --            --
                                             -----------  -----------  ------------   ------------   ------------  ------------
Increase (decrease) in units outstanding              --           --            --             --             --            --
Beginning units                                       --           --            --             --             --            --
                                             -----------  -----------  ------------   ------------   ------------  ------------
Ending units                                          --           --            --             --             --            --
                                             ===========  ===========  ============   ============   ============  ============
Contracts with total expenses of 1.95% (1):
   Units sold                                         --           --        27,668        106,714         64,113        69,562
   Units redeemed                                     --           --        (5,862)       (17,805)       (11,741)      (22,615)
   Units transferred                                  --           --       (66,492)         3,389         13,534       (24,267)
                                             -----------  -----------  ------------   ------------   ------------  ------------
Increase (decrease) in units outstanding              --           --       (44,686)        92,298         65,906        22,680
Beginning units                                       --           --       304,735        566,832        276,721       283,856
                                             -----------  -----------  ------------   ------------   ------------  ------------
Ending units                                          --           --       260,049        659,130        342,627       306,536
                                             ===========  ===========  ============   ============   ============  ============
Contracts with total expenses of 1.95% (3):
   Units sold                                         --           --            --             --             --            --
   Units redeemed                                     --           --            --             --             --            --
   Units transferred                                  --           --            --             --             --            --
                                             -----------  -----------  ------------   ------------   ------------  ------------
Increase (decrease) in units outstanding              --           --            --             --             --            --
Beginning units                                       --           --            --             --             --            --
                                             -----------  -----------  ------------   ------------   ------------  ------------
Ending units                                          --           --            --             --             --            --
                                             ===========  ===========  ============   ============   ============  ============

(1)  Offered in Seasons Triple Elite product.

(2)  Offered in Seasons Advisor II and Seasons Select II products.

(3)  Offered in Seasons Advisor II product.

                 See accompanying notes to financial statements.

                          VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                 APRIL 30, 2005
                                   (Continued)

                                              Large Cap    Large Cap     Large Cap     Mid Cap       Mid Cap
                                                Growth     Composite       Value        Growth        Value      Small Cap
                                              Portfolio    Portfolio     Portfolio    Portfolio     Portfolio    Portfolio
                                              (Class 2)    (Class 2)     (Class 2)    (Class 2)     (Class 2)    (Class 2)
                                             -----------  -----------  ------------  -----------  ------------  -----------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
   Net investment income (loss)              $(1,189,783) $  (415,333) $   (911,477) $(1,140,363) $ (1,291,712) $  (993,278)
   Net realized gains (losses)                   740,743      383,835     1,757,798    2,780,473     6,478,375    1,498,157
   Change in net unrealized appreciation
      (depreciation) of investments            2,884,969    1,016,644     6,021,448   (1,045,181)    8,032,323     (947,649)
                                             -----------  -----------  ------------  -----------  ------------  -----------
   Increase (decrease) in net assets from
      operations                               2,435,929      985,146     6,867,769      594,929    13,218,986     (442,770)
                                             -----------  -----------  ------------  -----------  ------------  -----------
From capital transactions:
      Net proceeds from units sold             4,897,126    2,023,584     6,310,434    6,007,798     6,736,285    6,557,101
      Cost of units redeemed                  (5,657,426)  (2,760,345)   (6,539,960)  (4,793,602)   (7,631,556)  (4,301,538)
      Annuity benefit payments                         0            0             0            0             0            0
      Net transfers                            1,640,345      585,335     9,388,829     (379,069)   15,665,645     (555,116)
      Contract maintenance charge                (16,024)      (7,183)      (17,490)     (15,473)      (20,158)     (14,030)
                                             -----------  -----------  ------------  -----------  ------------  -----------
   Increase (decrease) in net assets from
      capital transactions                       864,021     (158,609)    9,141,813      819,654    14,750,216    1,686,417
                                             -----------  -----------  ------------  -----------  ------------  -----------
Increase (decrease) in net assets              3,299,950      826,537    16,009,582    1,414,583    27,969,202    1,243,647
Net assets at beginning of period             72,131,748   27,564,090    91,234,932   70,053,839    82,845,283   61,539,737
                                             -----------  -----------  ------------  -----------  ------------  -----------
Net assets at end of period                  $75,431,698  $28,390,627  $107,244,514  $71,468,422  $110,814,485  $62,783,384
                                             ===========  ===========  ============  ===========  ============  ===========
ANALYSIS OF INCREASE (DECREASE) IN
   UNITS OUTSTANDING:
Contracts with total expenses of 1.40%:
   Units sold                                     41,437       10,122        27,989       23,174        24,729       31,258
   Units redeemed                               (201,414)    (110,386)     (157,780)     (91,906)     (134,620)    (128,498)
   Units transferred                             (27,953)     (39,080)      163,355      (49,252)      342,343      (28,874)
                                             -----------  -----------  ------------  -----------  ------------  -----------
Increase (decrease) in units outstanding        (187,930)    (139,344)       33,564     (117,984)      232,452     (126,114)
Beginning units                                2,506,282    1,127,043     2,247,061    1,390,558     1,362,730    1,731,813
                                             -----------  -----------  ------------  -----------  ------------  -----------
Ending units                                   2,318,352      987,699     2,280,625    1,272,574     1,595,182    1,605,699
                                             ===========  ===========  ============  ===========  ============  ===========
Contracts with total expenses of 1.52%:
   Units sold                                         --           --            --           --            --           --
   Units redeemed                                     --           --            --           --            --           --
   Units transferred                                  --           --            --           --            --           --
                                             -----------  -----------  ------------  -----------  ------------  -----------
Increase (decrease) in units outstanding              --           --            --           --            --           --
Beginning units                                       --           --            --           --            --           --
                                             -----------  -----------  ------------  -----------  ------------  -----------
Ending units                                          --           --            --           --            --           --
                                             ===========  ===========  ============  ===========  ============  ===========
Contracts with total expenses of 1.55% (1):
   Units sold                                    347,097      150,404       338,141      264,100       232,050      373,415
   Units redeemed                                (29,421)      (4,788)      (26,406)     (12,994)      (11,851)     (21,466)
   Units transferred                             138,526       17,364       193,484       84,519        88,020       82,370
                                             -----------  -----------  ------------  -----------  ------------  -----------
Increase (decrease) in units outstanding         456,202      162,980       505,219      335,625       308,219      434,319
Beginning units                                  411,518      127,075       424,460      246,667       206,069      285,099
                                             -----------  -----------  ------------  -----------  ------------  -----------
Ending units                                     867,720      290,055       929,679      582,292       514,288      719,418
                                             ===========  ===========  ============  ===========  ============  ===========
Contracts with total expenses of 1.55% (2):
   Units sold                                         --           --            --           --            --           --
   Units redeemed                                     --           --            --           --            --           --
   Units transferred                                  --           --            --           --            --           --
                                             -----------  -----------  ------------  -----------  ------------  -----------
Increase (decrease) in units outstanding              --           --            --           --            --           --
Beginning units                                       --           --            --           --            --           --
                                             -----------  -----------  ------------  -----------  ------------  -----------
Ending units                                          --           --            --           --            --           --
                                             ===========  ===========  ============  ===========  ============  ===========
Contracts with total expenses of 1.65%:
   Units sold                                     32,853       25,680        45,751       23,624        22,707       34,979
   Units redeemed                               (440,103)    (188,818)     (341,895)    (225,122)     (249,606)    (244,581)
   Units transferred                              (1,619)      80,937       338,906     (118,542)      364,728     (128,199)
                                             -----------  -----------  ------------  -----------  ------------  -----------
Increase (decrease) in units outstanding        (408,869)     (82,201)       42,762     (320,040)      137,829     (337,801)
Beginning units                                5,798,700    1,811,476     5,011,546    3,297,418     3,128,628    3,702,649
                                             -----------  -----------  ------------  -----------  ------------  -----------
Ending units                                   5,389,831    1,729,275     5,054,308    2,977,378     3,266,457    3,364,848
                                             ===========  ===========  ============  ===========  ============  ===========
Contracts with total expenses of 1.70% (1):
   Units sold                                    126,877       23,059        87,269       86,609        73,920      143,168
   Units redeemed                                 (7,492)      (2,175)       (6,668)      (4,848)       (4,728)      (6,253)
   Units transferred                              78,431        2,320        73,420       27,199        31,344       34,105
                                             -----------  -----------  ------------  -----------  ------------  -----------
Increase (decrease) in units outstanding         197,816       23,204       154,021      108,960       100,536      171,020
Beginning units                                  139,820       39,188       108,706      102,220        70,357      126,171
                                             -----------  -----------  ------------  -----------  ------------  -----------
Ending units                                     337,636       62,392       262,727      211,180       170,893      297,191
                                             ===========  ===========  ============  ===========  ============  ===========
Contracts with total expenses of 1.70% (3):
   Units sold                                         --           --            --           --            --           --
   Units redeemed                                     --           --            --           --            --           --
   Units transferred                                  --           --            --           --            --           --
                                             -----------  -----------  ------------  -----------  ------------  -----------
Increase (decrease) in units outstanding              --           --            --           --            --           --
Beginning units                                       --           --            --           --            --           --
                                             -----------  -----------  ------------  -----------  ------------  -----------
Ending units                                          --           --            --           --            --           --
                                             ===========  ===========  ============  ===========  ============  ===========
Contracts With Total Expenses of 1.80%:
   Units sold                                         --           --            --           --            --           --
   Units redeemed                                     --           --            --           --            --           --
   Units transferred                                  --           --            --           --            --           --
                                             -----------  -----------  ------------  -----------  ------------  -----------
Increase (decrease) in units outstanding              --           --            --           --            --           --
Beginning units                                       --           --            --           --            --           --
                                             -----------  -----------  ------------  -----------  ------------  -----------
Ending units                                          --           --            --           --            --           --
                                             ===========  ===========  ============  ===========  ============  ===========
Contracts with total expenses of 1.95% (1):
   Units sold                                     40,639       11,531        30,004       25,311        25,755       33,747
   Units redeemed                                 (5,077)        (138)       (3,110)      (3,023)       (2,287)      (4,488)
   Units transferred                              11,621       (3,387)        7,883       (7,817)       40,111      (26,134)
                                             -----------  -----------  ------------  -----------  ------------  -----------
Increase (decrease) in units outstanding          47,183        8,006        34,777       14,471        63,579        3,125
Beginning units                                  101,828       39,152        99,957       87,902        81,425      112,078
                                             -----------  -----------  ------------  -----------  ------------  -----------
Ending units                                     149,011       47,158       134,734      102,373       145,004      115,203
                                             ===========  ===========  ============  ===========  ============  ===========
Contracts with total expenses of 1.95% (3):
   Units sold                                         --           --            --           --            --           --
   Units redeemed                                     --           --            --           --            --           --
   Units transferred                                  --           --            --           --            --           --
                                             -----------  -----------  ------------  -----------  ------------  -----------
Increase (decrease) in units outstanding              --           --            --           --            --           --
Beginning units                                       --           --            --           --            --           --
                                             -----------  -----------  ------------  -----------  ------------  -----------
Ending units                                          --           --            --           --            --           --
                                             ===========  ===========  ============  ===========  ============  ===========

(1)  Offered in Seasons Triple Elite product.

(2)  Offered in Seasons Advisor II and Seasons Select II products.

(3)  Offered in Seasons Advisor II product.

                 See accompanying notes to financial statements.

                         VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                     AIG SUNAMERICA LIFE ASSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                 APRIL 30, 2005
                                  (Continued)

                                          International   Diversified      Cash          Focus     Focus Growth     Focus
                                             Equity      Fixed Income   Management      Growth      and Income      Value
                                            Portfolio      Portfolio     Portfolio     Portfolio     Portfolio    Portfolio
                                            (Class 2)      (Class 2)     (Class 2)     (Class 2)     (Class 2)    (Class 2)
                                          -------------  ------------  ------------  ------------  ------------  -----------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
   Net investment income (loss)            $  (305,412)  $  1,748,745  $   (748,206) $(1,036,507)  $  (744,751)  $  (500,132)
   Net realized gains (losses)               1,173,804      1,240,710        10,753    1,149,544     1,353,493     4,776,308
   Change in net unrealized appreciation
      (depreciation) of investments          5,173,403        582,201       412,142   (3,484,608)     (472,440)      957,454
                                           -----------   ------------  ------------  -----------   -----------   -----------
   Increase (decrease) in net assets
      from operations                        6,041,795      3,571,656      (325,311)  (3,371,571)      136,302     5,233,630
                                           -----------   ------------  ------------  -----------   -----------   -----------

From capital transactions:
      Net proceeds from units sold           6,296,061      7,135,923     9,598,944    5,725,612     3,173,550     5,834,878
      Cost of units redeemed                (4,003,696)   (11,965,158)  (10,388,177)  (4,435,576)   (3,158,128)   (3,972,673)
      Annuity benefit payments                       0              0             0            0             0             0
      Net transfers                         17,528,550     (4,114,037)    6,480,791       88,463    (3,102,239)    9,047,287
      Contract maintenance charge              (10,978)       (22,264)       (8,778)     (22,592)      (11,525)      (13,184)
                                           -----------   ------------  ------------  -----------   -----------   -----------
   Increase (decrease) in net assets
      from capital transactions             19,809,937     (8,965,536)    5,682,780    1,355,907    (3,098,342)   10,896,308
                                           -----------   ------------  ------------  -----------   -----------   -----------
Increase (decrease) in net assets           25,851,732     (5,393,880)    5,357,469   (2,015,664)   (2,962,040)   16,129,938
Net assets at beginning of period           59,260,099    129,845,199    49,137,559   66,439,046    49,667,898    47,700,345
                                           -----------   ------------  ------------  -----------   -----------   -----------
Net assets at end of period                $85,111,831   $124,451,319  $ 54,495,028  $64,423,382   $46,705,858   $63,830,283
                                           ===========   ============  ============  ===========   ===========   ===========

ANALYSIS OF INCREASE (DECREASE)
   IN UNITS OUTSTANDING:
Contracts with total expenses of 1.40%:
   Units sold                                   47,250         36,836        47,460       70,093        41,235        34,139
   Units redeemed                             (139,101)      (404,626)     (391,930)    (203,155)     (115,620)     (120,569)
   Units transferred                           466,715        (50,443)     (175,256)    (124,577)      (66,232)      130,960
                                           -----------   ------------  ------------  -----------   -----------   -----------
Increase (decrease) in units outstanding       374,864       (418,233)     (519,726)    (257,639)     (140,617)       44,530
Beginning units                              2,550,023      3,681,335     2,075,670    3,351,278     1,792,332     1,632,981
                                           -----------   ------------  ------------  -----------   -----------   -----------
Ending units                                 2,924,887      3,263,102     1,555,944    3,093,639     1,651,715     1,677,511
                                           ===========   ============  ============  ===========   ===========   ===========

Contracts with total expenses of 1.52%:
   Units sold                                       --             --            --           --            --            --
   Units redeemed                                   --             --            --           --            --            --
   Units transferred                                --             --            --           --            --            --
                                           -----------   ------------  ------------  -----------   -----------   -----------
Increase (decrease) in units outstanding            --             --            --           --            --            --
Beginning units                                     --             --            --           --            --            --
                                           -----------   ------------  ------------  -----------   -----------   -----------
Ending units                                        --             --            --           --            --            --
                                           ===========   ============  ============  ===========   ===========   ===========

Contracts with total expenses of
   1.55% (1):
   Units sold                                  477,408        324,356       583,685      442,857       203,953       216,192
   Units redeemed                              (35,977)       (48,909)      (38,146)     (20,429)      (11,652)      (13,603)
   Units transferred                           361,542        188,194       (82,728)      24,909         1,097        61,252
                                           -----------   ------------  ------------  -----------   -----------   -----------
Increase (decrease) in units outstanding       802,973        463,641       462,811      447,337       193,398       263,841
Beginning units                                568,336        613,423       214,224      394,736       288,051       178,808
                                           -----------   ------------  ------------  -----------   -----------   -----------
Ending units                                 1,371,309      1,077,064       677,035      842,073       481,449       442,649
                                           ===========   ============  ============  ===========   ===========   ===========

Contracts with total expenses of
   1.55% (2):
   Units sold                                       --             --            --           --            --            --
   Units redeemed                                   --             --            --           --            --            --
   Units transferred                                --             --            --           --            --            --
                                           -----------   ------------  ------------  -----------   -----------   -----------
Increase (decrease) in units outstanding            --             --            --           --            --            --
Beginning units                                     --             --            --           --            --            --
                                           -----------   ------------  ------------  -----------   -----------   -----------
Ending units                                        --             --            --           --            --            --
                                           ===========   ============  ============  ===========   ===========   ===========

Contracts with total expenses of 1.65%:
   Units sold                                   51,959         24,250        64,503       40,083        40,587        25,659
   Units redeemed                             (302,940)      (550,099)     (469,993)    (408,470)     (226,484)     (158,458)
   Units transferred                         1,105,200       (673,051)      596,409       70,710      (330,294)      358,980
                                           -----------   ------------  ------------  -----------   -----------   -----------
Increase (decrease) in units outstanding       854,219     (1,198,900)      190,919     (297,677)     (516,191)      226,181
Beginning units                              4,289,296      6,560,826     2,195,684    5,295,017     3,398,662     1,866,772
                                           -----------   ------------  ------------  -----------   -----------   -----------
Ending units                                 5,143,515      5,361,926     2,386,603    4,997,340     2,882,471     2,092,953
                                           ===========   ============  ============  ===========   ===========   ===========

Contracts with total expenses of
   1.70% (1):
   Units sold                                  149,840        177,708       211,314      206,382        60,595       122,040
   Units redeemed                               (6,607)        (6,843)      (30,248)     (10,834)       (5,306)       (6,033)
   Units transferred                           109,061        141,585        70,557       53,561        34,772        71,022
                                           -----------   ------------  ------------  -----------   -----------   -----------
Increase (decrease) in units outstanding       252,294        312,450       251,623      249,109        90,061       187,029
Beginning units                                110,449        155,162        67,028      185,821       104,591       113,299
                                           -----------   ------------  ------------  -----------   -----------   -----------
Ending units                                   362,743        467,612       318,651      434,930       194,652       300,328
                                           ===========   ============  ============  ===========   ===========   ===========

Contracts with total expenses of
   1.70% (3):
   Units sold                                       --             --            --           --            --            --
   Units redeemed                                   --             --            --           --            --            --
   Units transferred                                --             --            --           --            --            --
                                           -----------   ------------  ------------  -----------   -----------   -----------
Increase (decrease) in units outstanding            --             --            --           --            --            --
Beginning units                                     --             --            --           --            --            --
                                           -----------   ------------  ------------  -----------   -----------   -----------
Ending units                                        --             --            --           --            --            --
                                           ===========   ============  ============  ===========   ===========   ===========

Contracts With Total Expenses of 1.80%:
   Units sold                                       --             --            --           --            --            --
   Units redeemed                                   --             --            --           --            --            --
   Units transferred                                --             --            --           --            --            --
                                           -----------   ------------  ------------  -----------   -----------   -----------
Increase (decrease) in units outstanding            --             --            --           --            --            --
Beginning units                                     --             --            --           --            --            --
                                           -----------   ------------  ------------  -----------   -----------   -----------
Ending units                                        --             --            --           --            --            --
                                           ===========   ============  ============  ===========   ===========   ===========

Contracts with total expenses of
   1.95% (1):
   Units sold                                   39,708         51,619         1,109       68,998         8,271        53,654
   Units redeemed                               (1,874)        (6,038)      (53,476)      (6,666)       (3,825)       (3,992)
   Units transferred                            22,394         50,538       206,411      (25,939)       (9,393)       59,730
                                           -----------   ------------  ------------  -----------   -----------   -----------
Increase (decrease) in units outstanding        60,228         96,119       154,044       36,393        (4,947)      109,392
Beginning units                                 95,197        191,971        95,446      134,662        84,532       107,110
                                           -----------   ------------  ------------  -----------   -----------   -----------
Ending units                                   155,425        288,090       249,490      171,055        79,585       216,502
                                           ===========   ============  ============  ===========   ===========   ===========

Contracts with total expenses of
   1.95% (3):
   Units sold                                       --             --            --           --            --            --
   Units redeemed                                   --             --            --           --            --            --
   Units transferred                                --             --            --           --            --            --
                                           -----------   ------------  ------------  -----------   -----------   -----------
Increase (decrease) in units outstanding            --             --            --           --            --            --
Beginning units                                     --             --            --           --            --            --
                                           -----------   ------------  ------------  -----------   -----------   -----------
Ending units                                        --             --            --           --            --            --
                                           ===========   ============  ============  ===========   ===========   ===========

(1)  Offered in Seasons Triple Elite product.

(2)  Offered in Seasons Advisor II and Seasons Select II products.

(3)  Offered in Seasons Advisor II product.

                 See accompanying notes to financial statements.

                         VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                     AIG SUNAMERICA LIFE ASSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                 APRIL 30, 2005
                                  (Continued)

                                             Focus                    Moderate     Balanced   Conservative   Large Cap
                                            TechNet       Growth       Growth       Growth       Growth        Growth
                                           Portfolio     Strategy     Strategy     Strategy     Strategy     Portfolio
                                           (Class 2)    (Class 3)    (Class 3)    (Class 3)     (Class 3)    (Class 3)
                                          -----------  -----------  -----------  -----------  ------------  -----------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
   Net investment income (loss)           $  (414,992) $  (272,585) $  (409,847) $  (106,586) $   122,033   $  (250,341)
   Net realized gains (losses)              1,758,054    1,301,336    1,330,389    2,780,190    2,460,883        80,371
   Change in net unrealized appreciation
      (depreciation) of investments        (3,224,469)      45,956    1,309,527     (578,567)  (1,259,056)      609,733
                                          -----------  -----------  -----------  -----------  -----------   -----------
   Increase (decrease) in net assets
      from operations                      (1,881,407)   1,074,707    2,230,069    2,095,037    1,323,860       439,763
                                          -----------  -----------  -----------  -----------  -----------   -----------

From capital transactions:
      Net proceeds from units sold          1,431,582   23,391,278   46,003,967   43,494,405   25,169,063    12,146,403
      Cost of units redeemed               (1,981,549)    (627,857)  (2,066,744)  (3,540,556)  (2,797,299)     (664,664)
      Annuity benefit payments                      0            0            0            0            0             0
      Net transfers                            81,507    2,834,272   10,797,692   11,297,549    4,576,357     5,454,400
      Contract maintenance charge             (10,024)      (3,886)      (7,488)      (4,718)      (2,154)       (1,755)
                                          -----------  -----------  -----------  -----------  -----------   -----------
   Increase (decrease) in net assets
      from capital transactions              (478,484)  25,593,807   54,727,427   51,246,680   26,945,967    16,934,384
                                          -----------  -----------  -----------  -----------  -----------   -----------
Increase (decrease) in net assets          (2,359,891)  26,668,514   56,957,496   53,341,717   28,269,827    17,374,147
Net assets at beginning of period          28,955,179   10,671,640   25,167,840   23,311,741   16,435,218     7,147,072
                                          -----------  -----------  -----------  -----------  -----------   -----------
Net assets at end of period               $26,595,288  $37,340,154  $82,125,336  $76,653,458  $44,705,045   $24,521,219
                                          ===========  ===========  ===========  ===========  ===========   ===========

ANALYSIS OF INCREASE (DECREASE)
   IN UNITS OUTSTANDING:
Contracts with total expenses of 1.40%:
   Units sold                                  66,514      814,489    1,587,747    1,419,331      822,788       827,574
   Units redeemed                            (223,833)     (25,944)     (76,351)     (57,277)     (68,461)      (33,271)
   Units transferred                          205,973      153,755      468,604      448,744      180,331       379,997
                                          -----------  -----------  -----------  -----------  -----------   -----------
Increase (decrease) in units outstanding       48,654      942,300    1,980,000    1,810,798      934,658     1,174,300
Beginning units                             2,737,043      285,421      828,761      462,446      419,883       400,808
                                          -----------  -----------  -----------  -----------  -----------   -----------
Ending units                                2,785,697    1,227,721    2,808,761    2,273,244    1,354,541     1,575,108
                                          ===========  ===========  ===========  ===========  ===========   ===========

Contracts with total expenses of 1.52%:
   Units sold                                      --           --           --           --           --            --
   Units redeemed                                  --           --           --           --           --            --
   Units transferred                               --           --           --           --           --            --
                                          -----------  -----------  -----------  -----------  -----------   -----------
Increase (decrease) in units outstanding           --           --           --           --           --            --
Beginning units                                    --           --           --           --           --            --
                                          -----------  -----------  -----------  -----------  -----------   -----------
Ending units                                       --           --           --           --           --            --
                                          ===========  ===========  ===========  ===========  ===========   ===========

Contracts with total expenses of
   1.55% (1):
   Units sold                                 149,293           --           --           --           --            --
   Units redeemed                             (23,643)          --           --           --           --            --
   Units transferred                           54,313           --           --           --           --            --
                                          -----------  -----------  -----------  -----------  -----------   -----------
Increase (decrease) in units outstanding      179,963           --           --           --           --            --
Beginning units                               211,211           --           --           --           --            --
                                          -----------  -----------  -----------  -----------  -----------   -----------
Ending units                                  391,174           --           --           --           --            --
                                          ===========  ===========  ===========  ===========  ===========   ===========

Contracts with total expenses of
   1.55% (2):
   Units sold                                      --      224,679      342,628      449,030      330,291       165,248
   Units redeemed                                  --       (1,774)     (11,664)     (45,125)     (38,880)      (21,234)
   Units transferred                               --      (13,206)      37,993       (8,284)      43,644        92,650
                                          -----------  -----------  -----------  -----------  -----------   -----------
Increase (decrease) in units outstanding           --      209,699      368,957      395,621      335,055       236,664
Beginning units                                    --       26,908       64,203      139,718      243,545        54,280
                                          -----------  -----------  -----------  -----------  -----------   -----------
Ending units                                       --      236,607      433,160      535,339      578,600       290,944
                                          ===========  ===========  ===========  ===========  ===========   ===========

Contracts with total expenses of 1.65%:
   Units sold                                  20,261      386,380      905,364      795,793      420,374       308,893
   Units redeemed                            (179,323)     (10,064)     (37,544)     (42,547)     (30,678)      (12,246)
   Units transferred                         (294,282)      34,291      222,731      324,126       68,462       186,438
                                          -----------  -----------  -----------  -----------  -----------   -----------
Increase (decrease) in units outstanding     (453,344)     410,607    1,090,551    1,077,372      458,158       483,085
Beginning units                             3,053,213      371,858      753,081      585,637      374,265       358,172
                                          -----------  -----------  -----------  -----------  -----------   -----------
Ending units                                2,599,869      782,465    1,843,632    1,663,009      832,423       841,257
                                          ===========  ===========  ===========  ===========  ===========   ===========

Contracts with total expenses of
   1.70% (1):
   Units sold                                  73,394           --           --           --           --            --
   Units redeemed                              (8,855)          --           --           --           --            --
   Units transferred                         (106,331)          --           --           --           --            --
                                          -----------  -----------  -----------  -----------  -----------   -----------
Increase (decrease) in units outstanding      (41,792)          --           --           --           --            --
Beginning units                               312,069           --           --           --           --            --
                                          -----------  -----------  -----------  -----------  -----------   -----------
Ending units                                  270,277           --           --           --           --            --
                                          ===========  ===========  ===========  ===========  ===========   ===========

Contracts with total expenses of
   1.70% (3):
   Units sold                                      --        6,109       66,434       37,292       38,315        64,216
   Units redeemed                                  --       (2,172)      (3,983)      (3,081)      (2,300)       (8,653)
   Units transferred                               --       (1,335)       6,178       18,788       (9,560)        8,794
                                          -----------  -----------  -----------  -----------  -----------   -----------
Increase (decrease) in units outstanding           --        2,602       68,629       52,999       26,455        64,357
Beginning units                                    --       15,088       49,103      110,509       49,794        46,611
                                          -----------  -----------  -----------  -----------  -----------   -----------
Ending units                                       --       17,690      117,732      163,508       76,249       110,968
                                          ===========  ===========  ===========  ===========  ===========   ===========

Contracts With Total Expenses of 1.80%:
   Units sold                                      --       90,319      163,580      195,546      114,852        86,629
   Units redeemed                                  --         (280)      (6,353)     (11,934)     (26,126)         (113)
   Units transferred                               --       14,379      (14,124)       7,956       25,364        (7,826)
                                          -----------  -----------  -----------  -----------  -----------   -----------
Increase (decrease) in units outstanding           --      104,418      143,103      191,568      114,090        78,690
Beginning units                                    --            0            0            0            0             0
                                          -----------  -----------  -----------  -----------  -----------   -----------
Ending units                                       --      104,418      143,103      191,568      114,090        78,690
                                          ===========  ===========  ===========  ===========  ===========   ===========

Contracts with total expenses of
   1.95% (1):
   Units sold                                  19,530           --           --           --           --            --
   Units redeemed                              (4,001)          --           --           --           --            --
   Units transferred                          (22,655)          --           --           --           --            --
                                          -----------  -----------  -----------  -----------  -----------   -----------
Increase (decrease) in units outstanding       (7,126)          --           --           --           --            --
Beginning units                               127,591           --           --           --           --            --
                                          -----------  -----------  -----------  -----------  -----------   -----------
Ending units                                  120,465           --           --           --           --            --
                                          ===========  ===========  ===========  ===========  ===========   ===========

Contracts with total expenses of
   1.95% (3):
   Units sold                                      --       12,072       10,901       82,757       19,695        19,614
   Units redeemed                                  --          (13)        (203)     (81,401)     (22,776)       (4,115)
   Units transferred                               --        1,636       (5,585)     (28,716)       7,646           237
                                          -----------  -----------  -----------  -----------  -----------   -----------
Increase (decrease) in units outstanding           --       13,695        5,113      (27,360)       4,565        15,736
Beginning units                                    --       21,268       21,756      335,914       71,795        26,070
                                          -----------  -----------  -----------  -----------  -----------   -----------
Ending units                                       --       34,963       26,869      308,554       76,360        41,806
                                          ===========  ===========  ===========  ===========  ===========   ===========

(1)  Offered in Seasons Triple Elite product.

(2)  Offered in Seasons Advisor II and Seasons Select II products.

(3)  Offered in Seasons Advisor II product.

                 See accompanying notes to financial statements.

                         VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                     AIG SUNAMERICA LIFE ASSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                 APRIL 30, 2005
                                  (Continued)

                                           Large Cap   Large Cap     Mid Cap      Mid Cap                 International
                                           Composite     Value        Growth       Value      Small Cap       Equity
                                           Portfolio   Portfolio    Portfolio    Portfolio    Portfolio     Portfolio
                                           (Class 3)   (Class 3)    (Class 3)    (Class 3)    (Class 3)     (Class 3)
                                          ----------  -----------  -----------  -----------  -----------  -------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
   Net investment income (loss)           $  (83,196) $  (159,262) $  (254,549) $  (242,517) $  (240,954)  $   (52,521)
   Net realized gains (losses)                34,949       94,490       43,583      616,504        5,473        85,845
   Change in net unrealized appreciation
      (depreciation) of investments          215,145    1,052,924       48,451    1,583,662      (94,075)    1,246,051
                                          ----------  -----------  -----------  -----------  -----------   -----------
   Increase (decrease) in net assets
      from operations                        166,898      988,152     (162,515)   1,957,649     (329,556)    1,279,375
                                          ----------  -----------  -----------  -----------  -----------   -----------

From capital transactions:
      Net proceeds from units sold         3,606,876   14,711,879   13,361,405   15,666,910   13,278,724    11,736,322
      Cost of units redeemed                (191,235)    (681,618)    (728,343)    (886,255)    (620,314)     (800,932)
      Annuity benefit payments                     0            0            0            0            0             0
      Net transfers                        1,163,058    5,948,600    4,096,931    5,544,789    4,040,800     5,783,713
      Contract maintenance charge               (610)      (1,412)      (1,966)      (1,829)      (2,062)       (1,488)
                                          ----------  -----------  -----------  -----------  -----------   -----------
   Increase (decrease) in net assets
      from capital transactions            4,578,089   19,977,449   16,728,027   20,323,615   16,697,148    16,717,615
                                          ----------  -----------  -----------  -----------  -----------   -----------
Increase (decrease) in net assets          4,744,987   20,965,601   16,565,512   22,281,264   16,367,592    17,996,990
Net assets at beginning of period          2,612,628    7,114,625    7,442,389    6,773,706    7,010,238     5,629,172
                                          ----------  -----------  -----------  -----------  -----------   -----------
Net assets at end of period               $7,357,615  $28,080,226  $24,007,901  $29,054,970  $23,377,830   $23,626,162
                                          ==========  ===========  ===========  ===========  ===========   ===========

ANALYSIS OF INCREASE (DECREASE)
   IN UNITS OUTSTANDING:
Contracts with total expenses of 1.40%:
   Units sold                                221,332      691,499      531,498      463,141      740,442       870,047
   Units redeemed                             (8,084)     (23,095)     (21,276)     (16,992)     (23,201)      (40,874)
   Units transferred                          78,921      218,947      148,738      130,097      202,872       316,431
                                          ----------  -----------  -----------  -----------  -----------   -----------
Increase (decrease) in units outstanding     292,169      887,351      658,960      576,246      920,113     1,145,604
Beginning units                              158,128      252,748      237,496      184,956      330,267       347,046
                                          ----------  -----------  -----------  -----------  -----------   -----------
Ending units                                 450,297    1,140,099      896,456      761,202    1,250,380     1,492,650
                                          ==========  ===========  ===========  ===========  ===========   ===========

Contracts with total expenses of 1.52%:
   Units sold                                     --           --           --           --           --            --
   Units redeemed                                 --           --           --           --           --            --
   Units transferred                              --           --           --           --           --            --
                                          ----------  -----------  -----------  -----------  -----------   -----------
Increase (decrease) in units outstanding          --           --           --           --           --            --
Beginning units                                   --           --           --           --           --            --
                                          ----------  -----------  -----------  -----------  -----------   -----------
Ending units                                      --           --           --           --           --            --
                                          ==========  ===========  ===========  ===========  ===========   ===========

Contracts with total expenses of
   1.55% (1):
   Units sold                                     --           --           --           --           --            --
   Units redeemed                                 --           --           --           --           --            --
   Units transferred                              --           --           --           --           --            --
                                          ----------  -----------  -----------  -----------  -----------   -----------
Increase (decrease) in units outstanding          --           --           --           --           --            --
Beginning units                                   --           --           --           --           --            --
                                          ----------  -----------  -----------  -----------  -----------   -----------
Ending units                                      --           --           --           --           --            --
                                          ==========  ===========  ===========  ===========  ===========   ===========

Contracts with total expenses of
   1.55% (2):
   Units sold                                 43,480      139,118      111,571       98,763      139,992       131,928
   Units redeemed                             (1,826)     (12,410)      (8,384)     (10,067)     (13,462)      (20,518)
   Units transferred                           6,233      117,851       48,524       52,988       65,240       169,618
                                          ----------  -----------  -----------  -----------  -----------   -----------
Increase (decrease) in units outstanding      47,887      244,559      151,711      141,684      191,770       281,028
Beginning units                               30,328       40,668       34,881       34,190       40,655        48,382
                                          ----------  -----------  -----------  -----------  -----------   -----------
Ending units                                  78,215      285,227      186,592      175,874      232,425       329,410
                                          ==========  ===========  ===========  ===========  ===========   ===========

Contracts with total expenses of 1.65%:
   Units sold                                110,674      250,210      212,454      193,864      259,938       275,400
   Units redeemed                             (2,084)     (10,777)     (13,414)     (12,410)     (11,193)      (24,574)
   Units transferred                          35,226      141,370       98,065      106,724      115,066       181,735
                                          ----------  -----------  -----------  -----------  -----------   -----------
Increase (decrease) in units outstanding     143,816      380,803      297,105      288,178      363,811       432,561
Beginning units                               77,875      259,273      225,936      146,795      253,156       271,956
                                          ----------  -----------  -----------  -----------  -----------   -----------
Ending units                                 221,691      640,076      523,041      434,973      616,967       704,517
                                          ==========  ===========  ===========  ===========  ===========   ===========

Contracts with total expenses of
   1.70% (1):
   Units sold                                     --           --           --           --           --            --
   Units redeemed                                 --           --           --           --           --            --
   Units transferred                              --           --           --           --           --            --
                                          ----------  -----------  -----------  -----------  -----------   -----------
Increase (decrease) in units outstanding          --           --           --           --           --            --
Beginning units                                   --           --           --           --           --            --
                                          ----------  -----------  -----------  -----------  -----------   -----------
Ending units                                      --           --           --           --           --            --
                                          ==========  ===========  ===========  ===========  ===========   ===========

Contracts with total expenses of
   1.70% (3):
   Units sold                                  3,527       45,669       34,679       29,054       44,622        11,271
   Units redeemed                             (7,159)      (6,383)      (4,996)      (4,784)      (7,213)       (6,010)
   Units transferred                          (1,452)      (3,632)        (490)       4,702        7,530        18,889
                                          ----------  -----------  -----------  -----------  -----------   -----------
Increase (decrease) in units outstanding      (5,084)      35,654       29,193       28,972       44,939        24,150
Beginning units                               22,160       40,261       32,953       22,044       37,989        41,858
                                          ----------  -----------  -----------  -----------  -----------   -----------
Ending units                                  17,076       75,915       62,146       51,016       82,928        66,008
                                          ==========  ===========  ===========  ===========  ===========   ===========

Contracts With Total Expenses of 1.80%:
   Units sold                                  8,287       72,477       51,535       48,794       76,033       138,012
   Units redeemed                                 (6)        (130)        (143)         (60)        (190)         (392)
   Units transferred                           8,650        5,241       (7,521)          20       (9,801)      (13,556)
                                          ----------  -----------  -----------  -----------  -----------   -----------
Increase (decrease) in units outstanding      16,931       77,588       43,871       48,754       66,042       124,064
Beginning units                                    0            0            0            0            0             0
                                          ----------  -----------  -----------  -----------  -----------   -----------
Ending units                                  16,931       77,588       43,871       48,754       66,042       124,064
                                          ==========  ===========  ===========  ===========  ===========   ===========

Contracts with total expenses of
   1.95% (1):
   Units sold                                     --           --           --           --           --            --
   Units redeemed                                 --           --           --           --           --            --
   Units transferred                              --           --           --           --           --            --
                                          ----------  -----------  -----------  -----------  -----------   -----------
Increase (decrease) in units outstanding          --           --           --           --           --            --
Beginning units                                   --           --           --           --           --            --
                                          ----------  -----------  -----------  -----------  -----------   -----------
Ending units                                      --           --           --           --           --            --
                                          ==========  ===========  ===========  ===========  ===========   ===========

Contracts with total expenses of
   1.95% (3):
   Units sold                                 14,994       20,681        5,509        9,666        5,929        13,792
   Units redeemed                             (1,826)      (3,090)      (2,941)      (2,465)      (3,237)       (2,337)
   Units transferred                             316        6,076       (1,426)       3,127        1,506        21,561
                                          ----------  -----------  -----------  -----------  -----------   -----------
Increase (decrease) in units outstanding      13,484       23,667        1,142       10,328        4,198        33,016
Beginning units                                8,963       23,298       12,457       10,198       15,575        13,618
                                          ----------  -----------  -----------  -----------  -----------   -----------
Ending units                                  22,447       46,965       13,599       20,526       19,773        46,634
                                          ==========  ===========  ===========  ===========  ===========   ===========

(1)  Offered in Seasons Triple Elite product.

(2)  Offered in Seasons Advisor II and Seasons Select II products.

(3)  Offered in Seasons Advisor II product.

                 See accompanying notes to financial statements.

                          VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                 APRIL 30, 2005
                                   (Continued)

                                              Diversified      Cash        Focus     Focus Growth     Focus        Focus
                                             Fixed Income   Management     Growth     and Income      Value       TechNet
                                               Portfolio    Portfolio    Portfolio     Portfolio    Portfolio    Portfolio
                                               (Class 3)    (Class 3)    (Class 3)     (Class 3)    (Class 3)    (Class 3)
                                             ------------  -----------  -----------  ------------  -----------  -----------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
   Net investment income (loss)              $   342,143   $  (164,891) $  (242,849) $  (256,348)  $  (119,620) $  (127,630)
   Net realized gains (losses)                   (46,913)       38,478      (76,073)      30,991       929,604        1,386
   Change in net unrealized appreciation
      (depreciation) of investments              146,428        61,747     (238,688)     394,867       438,250     (343,325)
                                             -----------   -----------  -----------  -----------   -----------  -----------
   Increase (decrease) in net assets
      from operations                            441,658       (64,666)    (557,610)     169,510     1,248,234     (469,569)
                                             -----------   -----------  -----------  -----------   -----------  -----------
From capital transactions:
      Net proceeds from units sold            13,763,318    15,682,696   12,464,075   10,752,035    10,686,979    5,699,655
      Cost of units redeemed                  (2,157,654)   (1,478,312)    (620,906)    (860,157)     (619,613)    (227,726)
      Annuity benefit payments                         0             0            0            0             0            0
      Net transfers                            9,898,544    (8,485,722)   1,408,480    2,810,296     3,780,109    1,682,204
      Contract maintenance charge                   (943)         (407)      (4,005)      (2,688)       (1,787)      (2,898)
                                             -----------   -----------  -----------  -----------   -----------  -----------
   Increase (decrease) in net assets from
      capital transactions                    21,503,265     5,718,255   13,247,644   12,699,486    13,845,688    7,151,235
                                             -----------   -----------  -----------  -----------   -----------  -----------
Increase (decrease) in net assets             21,944,923     5,653,589   12,690,034   12,868,996    15,093,922    6,681,666
Net assets at beginning of period              9,739,997     6,541,352    8,510,091    9,056,300     5,497,137    4,580,878
                                             -----------   -----------  -----------  -----------   -----------  -----------
Net assets at end of period                  $31,684,920   $12,194,941  $21,200,125  $21,925,296   $20,591,059  $11,262,544
                                             ===========   ===========  ===========  ===========   ===========  ===========
ANALYSIS OF INCREASE (DECREASE) IN
   UNITS OUTSTANDING:
Contracts with total expenses of 1.40%:
   Units sold                                    464,643       930,487    1,137,932      636,976       429,561      807,251
   Units redeemed                                (45,819)      (31,318)     (37,766)     (25,043)      (15,810)     (19,524)
   Units transferred                             444,991      (669,819)      75,275      204,965       147,784      304,211
                                             -----------   -----------  -----------  -----------   -----------  -----------
Increase (decrease) in units outstanding         863,815       229,350    1,175,441      816,898       561,535    1,091,938
Beginning units                                  323,059       338,224      638,434      391,752       213,874      621,962
                                             -----------   -----------  -----------  -----------   -----------  -----------
Ending units                                   1,186,874       567,574    1,813,875    1,208,650       775,409    1,713,900
                                             ===========   ===========  ===========  ===========   ===========  ===========
Contracts with total expenses of 1.52%:
   Units sold                                         --            --           --           --            --           --
   Units redeemed                                     --            --           --           --            --           --
   Units transferred                                  --            --           --           --            --           --
                                             -----------   -----------  -----------  -----------   -----------  -----------
Increase (decrease) in units outstanding              --            --           --           --            --           --
Beginning units                                       --            --           --           --            --           --
                                             -----------   -----------  -----------  -----------   -----------  -----------
Ending units                                          --            --           --           --            --           --
                                             ===========   ===========  ===========  ===========   ===========  ===========
Contracts with total expenses of 1.55% (1):
   Units sold                                         --            --           --           --            --           --
   Units redeemed                                     --            --           --           --            --           --
   Units transferred                                  --            --           --           --            --           --
                                             -----------   -----------  -----------  -----------   -----------  -----------
Increase (decrease) in units outstanding              --            --           --           --            --           --
Beginning units                                       --            --           --           --            --           --
                                             -----------   -----------  -----------  -----------   -----------  -----------
Ending units                                          --            --           --           --            --           --
                                             ===========   ===========  ===========  ===========   ===========  ===========
Contracts with total expenses of 1.55% (2):
   Units sold                                    145,755       199,184      127,437      140,259       112,182      127,782
   Units redeemed                                (96,249)      (50,179)     (11,543)      (5,439)       (6,337)     (11,501)
   Units transferred                              59,088      (162,433)      28,718       41,319        59,834       37,437
                                             -----------   -----------  -----------  -----------   -----------  -----------
Increase (decrease) in units outstanding         108,594       (13,428)     144,612      176,139       165,679      153,718
Beginning units                                  254,913       152,762       67,762       82,642        47,852       65,021
                                             -----------   -----------  -----------  -----------   -----------  -----------
Ending units                                     363,507       139,334      212,374      258,781       213,531      218,739
                                             ===========   ===========  ===========  ===========   ===========  ===========
Contracts with total expenses of 1.65%:
   Units sold                                    146,349       270,135      450,738      335,758       227,505      283,695
   Units redeemed                                 (6,621)      (14,999)     (37,309)     (20,635)      (18,512)     (14,426)
   Units transferred                             138,455        52,126       85,444       40,896        55,281       28,834
                                             -----------   -----------  -----------  -----------   -----------  -----------
Increase (decrease) in units outstanding         278,183       307,262      498,873      356,019       264,274      298,103
Beginning units                                  188,746        88,229      447,673      405,658       170,927      293,811
                                             -----------   -----------  -----------  -----------   -----------  -----------
Ending units                                     466,929       395,491      946,546      761,677       435,201      591,914
                                             ===========   ===========  ===========  ===========   ===========  ===========
Contracts with total expenses of 1.70% (1):
   Units sold                                         --            --           --           --            --           --
   Units redeemed                                     --            --           --           --            --           --
   Units transferred                                  --            --           --           --            --           --
                                             -----------   -----------  -----------  -----------   -----------  -----------
Increase (decrease) in units outstanding              --            --           --           --            --           --
Beginning units                                       --            --           --           --            --           --
                                             -----------   -----------  -----------  -----------   -----------  -----------
Ending units                                          --            --           --           --            --           --
                                             ===========   ===========  ===========  ===========   ===========  ===========
Contracts with total expenses of 1.70% (3):
   Units sold                                    345,816        10,119       12,576        8,854        13,070        1,726
   Units redeemed                                (10,550)      (39,327)        (765)      (7,074)         (920)      (2,522)
   Units transferred                              99,572        16,099        2,637       (1,752)        6,256        3,737
                                             -----------   -----------  -----------  -----------   -----------  -----------
Increase (decrease) in units outstanding         434,838       (13,109)      14,448           28        18,406        2,941
Beginning units                                   21,821        28,054       19,641       99,425         8,971       47,523
                                             -----------   -----------  -----------  -----------   -----------  -----------
Ending units                                     456,659        14,945       34,089       99,453        27,377       50,464
                                             ===========   ===========  ===========  ===========   ===========  ===========
Contracts With Total Expenses of 1.80%:
   Units sold                                     28,250        53,491       95,873       89,074        37,210       70,144
   Units redeemed                                (18,643)          (43)        (633)     (22,712)       (4,382)        (282)
   Units transferred                              60,493       (26,990)       3,407       16,900        26,037       (1,268)
                                             -----------   -----------  -----------  -----------   -----------  -----------
Increase (decrease) in units outstanding          70,100        26,458       98,647       83,262        58,865       68,594
Beginning units                                        0             0            0            0             0            0
                                             -----------   -----------  -----------  -----------   -----------  -----------
Ending units                                      70,100        26,458       98,647       83,262        58,865       68,594
                                             ===========   ===========  ===========  ===========   ===========  ===========
Contracts with total expenses of 1.95% (1):
   Units sold                                         --            --           --           --            --           --
   Units redeemed                                     --            --           --           --            --           --
   Units transferred                                  --            --           --           --            --           --
                                             -----------   -----------  -----------  -----------   -----------  -----------
Increase (decrease) in units outstanding              --            --           --           --            --           --
Beginning units                                       --            --           --           --            --           --
                                             -----------   -----------  -----------  -----------   -----------  -----------
Ending units                                          --            --           --           --            --           --
                                             ===========   ===========  ===========  ===========   ===========  ===========
Contracts with total expenses of 1.95% (3):
   Units sold                                     44,965        22,665        5,077        5,925        10,920        2,957
   Units redeemed                                 (7,863)       (4,249)      (1,478)     (15,218)         (155)      (2,609)
   Units transferred                              34,509       (12,467)       1,396       11,954        (2,665)       2,815
                                             -----------   -----------  -----------  -----------   -----------  -----------
Increase (decrease) in units outstanding          71,611         5,949        4,995        2,661         8,100        3,163
Beginning units                                   57,105        10,798       24,012       44,389         8,150        9,849
                                             -----------   -----------  -----------  -----------   -----------  -----------
Ending units                                     128,716        16,747       29,007       47,050        16,250       13,012
                                             ===========   ===========  ===========  ===========   ===========  ===========

(1)  Offered in Seasons Triple Elite product.

(2)  Offered in Seasons Advisor II and Seasons Select II products.

(3)  Offered in Seasons Advisor II product.

                 See accompanying notes to financial statements.

                          VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                 APRIL 30, 2005
                                   (Continued)

                                                             Allocation
                                               Allocation     Moderate       Allocation     Allocation     Strategic
                                                Moderate       Growth          Growth        Balanced     Fixed Income
                                               Portfolio      Portfolio      Portfolio      Portfolio      Portfolio
                                             (Class 3) (4)  (Class 3) (4)  (Class 3) (4)  (Class 3) (4)  (Class 3) (4)
                                             -------------  -------------  -------------  -------------  -------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
   Net investment income (loss)               $  (10,863)    $   (9,227)    $   (9,966)    $  (12,685)    $   (3,310)
   Net realized gains (losses)                    (3,209)        (1,471)       (22,931)        (2,965)          (238)
   Change in net unrealized appreciation
      (depreciation) of investments             (110,620)      (135,085)      (216,950)       (73,602)       (23,797)
                                              ----------     ----------     ----------     ----------     ----------
   Increase (decrease) in net assets
      from operations                           (124,692)      (145,783)      (249,847)       (89,252)       (27,345)
                                              ----------     ----------     ----------     ----------     ----------
From capital transactions:
      Net proceeds from units sold             8,388,332      5,677,175      6,181,673      3,918,543        812,149
      Cost of units redeemed                      (8,238)       (12,324)          (202)        (5,295)        (9,923)
      Annuity benefit payments                         0              0              0              0              0
      Net transfers                              526,296      1,739,759      1,662,388      4,155,270      1,845,195
      Contract maintenance charge                    (14)           (56)            (7)             0            (18)
                                              ----------     ----------     ----------     ----------     ----------
   Increase (decrease) in net assets from
      capital transactions                     8,906,376      7,404,554      7,843,852      8,068,518      2,647,403
                                              ----------     ----------     ----------     ----------     ----------
Increase (decrease) in net assets              8,781,684      7,258,771      7,594,005      7,979,266      2,620,058
Net assets at beginning of period                      0              0              0              0              0
                                              ----------     ----------     ----------     ----------     ----------
Net assets at end of period                   $8,781,684     $7,258,771     $7,594,005     $7,979,266     $2,620,058
                                              ==========     ==========     ==========     ==========     ==========
ANALYSIS OF INCREASE (DECREASE) IN
   UNITS OUTSTANDING:
Contracts with total expenses of 1.40%:
   Units sold                                    268,182        252,300        214,441         33,755         12,507
   Units redeemed                                      0              0             (7)          (544)          (141)
   Units transferred                              11,983         47,210         30,781        386,848         34,639
                                              ----------     ----------     ----------     ----------     ----------
Increase (decrease) in units outstanding         280,165        299,510        245,215        420,059         47,005
Beginning units                                        0              0              0              0              0
                                              ----------     ----------     ----------     ----------     ----------
Ending units                                     280,165        299,510        245,215        420,059         47,005
                                              ==========     ==========     ==========     ==========     ==========
Contracts with total expenses of 1.52%:
   Units sold                                         --             --             --             --             --
   Units redeemed                                     --             --             --             --             --
   Units transferred                                  --             --             --             --             --
                                              ----------     ----------     ----------     ----------     ----------
Increase (decrease) in units outstanding              --             --             --             --             --
Beginning units                                       --             --             --             --             --
                                              ----------     ----------     ----------     ----------     ----------
Ending units                                          --             --             --             --             --
                                              ==========     ==========     ==========     ==========     ==========
Contracts with total expenses of 1.55% (1):
   Units sold                                     92,194        103,014        100,582        119,488          2,509
   Units redeemed                                     (5)            (7)             0              0            (54)
   Units transferred                              20,095         23,655         48,762              0         17,726
                                              ----------     ----------     ----------     ----------     ----------
Increase (decrease) in units outstanding         112,284        126,662        149,344        119,488         20,181
Beginning units                                        0              0              0              0              0
                                              ----------     ----------     ----------     ----------     ----------
Ending units                                     112,284        126,662        149,344        119,488         20,181
                                              ==========     ==========     ==========     ==========     ==========
Contracts with total expenses of 1.55% (2):
   Units sold                                    149,474        123,651        136,185        147,909         33,041
   Units redeemed                                    (31)             0              0              0            (82)
   Units transferred                             (28,004)        25,098         57,896            491         17,815
                                              ----------     ----------     ----------     ----------     ----------
Increase (decrease) in units outstanding         121,439        148,749        194,081        148,400         50,774
Beginning units                                        0              0              0              0              0
                                              ----------     ----------     ----------     ----------     ----------
Ending units                                     121,439        148,749        194,081        148,400         50,774
                                              ==========     ==========     ==========     ==========     ==========
Contracts with total expenses of 1.65%:
   Units sold                                    111,289         13,734         13,101            597              0
   Units redeemed                                      0             (4)           (13)             0             (2)
   Units transferred                              26,514          5,346         24,035             24         70,285
                                              ----------     ----------     ----------     ----------     ----------
Increase (decrease) in units outstanding         137,803         19,076         37,123            621         70,283
Beginning units                                        0              0              0              0              0
                                              ----------     ----------     ----------     ----------     ----------
Ending units                                     137,803         19,076         37,123            621         70,283
                                              ==========     ==========     ==========     ==========     ==========
Contracts with total expenses of 1.70% (1):
   Units sold                                    193,185         35,863        115,646         28,843            246
   Units redeemed                                    (28)           (47)            (1)             0           (119)
   Units transferred                               1,015         44,294          1,093          9,059          2,379
                                              ----------     ----------     ----------     ----------     ----------
Increase (decrease) in units outstanding         194,172         80,110        116,738         37,902          2,506
Beginning units                                        0              0              0              0              0
                                              ----------     ----------     ----------     ----------     ----------
Ending units                                     194,172         80,110        116,738         37,902          2,506
                                              ==========     ==========     ==========     ==========     ==========
Contracts with total expenses of 1.70% (3):
   Units sold                                     18,213         23,657              0            506         31,630
   Units redeemed                                      0            (38)             0              0            (39)
   Units transferred                                  59             90             25             24            274
                                              ----------     ----------     ----------     ----------     ----------
Increase (decrease) in units outstanding          18,272         23,709             25            530         31,865
Beginning units                                        0              0              0              0              0
                                              ----------     ----------     ----------     ----------     ----------
Ending units                                      18,272         23,709             25            530         31,865
                                              ==========     ==========     ==========     ==========     ==========
Contracts With Total Expenses of 1.80%:
   Units sold                                     21,760         26,187         16,224          5,585             25
   Units redeemed                                      0              0              0              0              0
   Units transferred                               8,167          5,116          3,504          2,162         12,636
                                              ----------     ----------     ----------     ----------     ----------
Increase (decrease) in units outstanding          29,927         31,303         19,728          7,747         12,661
Beginning units                                        0              0              0              0              0
                                              ----------     ----------     ----------     ----------     ----------
Ending units                                      29,927         31,303         19,728          7,747         12,661
                                              ==========     ==========     ==========     ==========     ==========
Contracts with total expenses of 1.95% (1):
   Units sold                                         25            806         27,765             25            295
   Units redeemed                                      0              0              0              0              0
   Units transferred                               2,924          7,695          3,272         20,179         19,968
                                              ----------     ----------     ----------     ----------     ----------
Increase (decrease) in units outstanding           2,949          8,501         31,037         20,204         20,263
Beginning units                                        0              0              0              0              0
                                              ----------     ----------     ----------     ----------     ----------
Ending units                                       2,949          8,501         31,037         20,204         20,263
                                              ==========     ==========     ==========     ==========     ==========
Contracts with total expenses of 1.95% (3):
   Units sold                                          0              0              0         63,712          2,713
   Units redeemed                                   (776)        (1,162)             0              0           (589)
   Units transferred                              10,231         16,934             21             21         13,423
                                              ----------     ----------     ----------     ----------     ----------
Increase (decrease) in units outstanding           9,455         15,772             21         63,733         15,547
Beginning units                                        0              0              0              0              0
                                              ----------     ----------     ----------     ----------     ----------
Ending units                                       9,455         15,772             21         63,733         15,547
                                              ==========     ==========     ==========     ==========     ==========

(1)  Offered in Seasons Triple Elite product.

(2)  Offered in Seasons Advisor II and Seasons Select II products.

(3)  Offered in Seasons Advisor II product.

(4)  For the period from February 14, 2005 (inception) to April 30, 2005.

                 See accompanying notes to financial statements.

                          VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

1.   ORGANIZATION

     Variable Annuity Account Five of AIG SunAmerica Life Assurance Company (the "Separate Account") is an investment account of AIG SunAmerica Life Assurance Company, (the "Company"). The Company is a direct wholly owned subsidiary of SunAmerica Life Insurance Company, which is a subsidiary of AIG Retirement Services, Inc., the retirement services and asset management organization within American International Group, Inc. ("AIG"). AIG is a holding company which through its subsidiaries is engaged in a broad range of insurance and insurance-related activities, financial services, retirement savings and asset management. The Separate Account is registered as a unit investment trust pursuant to the provisions of the Investment Company Act of 1940, as amended.

     The Separate Account offers the following variable annuity products:
     Seasons, Seasons Select, Seasons Select II, Seasons Advisor, Seasons Triple Elite and Seasons Advisor II.

     The Separate Account contracts are sold through the Company's affiliated broker-dealers, independent broker-dealers, full-service securities firms and financial institutions. The distributor of these contracts is AIG SunAmerica Capital Services, Inc., an affiliate of the Company. No underwriting fees are paid in connection with the distribution of the contracts.

     The Separate Account is composed of a total of 41 variable portfolios and 12 variable strategies of different classes (the "Variable Accounts"). Each of the Variable Accounts is invested solely in the shares of one of the following: four Class 1, four Class 2 and four Class 3 multi-managed variable investment strategies (the "Strategies"), nine Class 1, nine Class 2 and fourteen Class 3 variable portfolios (the "Select Portfolios"), and one Class 1, four Class 2 and four Class 3 focused portfolios (the "Focused Portfolios"), each with a distinct investment objective. The Strategies are comprised of Growth, Moderate Growth, Balanced Growth, and Conservative Growth. Each strategy invests in the shares of a designated multi-managed portfolio of the Seasons Series Trust (the "Trust") and in two other portfolios of the Trust. Each of the Select Portfolios and the Focused Portfolios is invested solely in the shares of a designated portfolio of the Trust. The Trust is a diversified, open-end, affiliated investment company, which retains an investment advisor to assist in its investment activities. The contract holder may elect to have payments allocated to any of seven guaranteed-interest funds of the Company (the "General Account"), which are not a part of the Separate Account. The products offer investments in different classes of shares of the portfolios of the Trust. The primary difference between the classes is Class 2 and Class 3 shares are subject to 12b-1 fees of 0.15% and 0.25%, respectively, of each classes' average daily net assets, while Class 1 shares are not subject to 12b-1 fees. The financial statements include balances allocated by the participant to the Strategies, Select Portfolios and Focused Portfolios and do not include balances allocated to the General Account.

                          VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     INVESTMENT ACCOUNTING AND VALUATION: The investments are stated at the net asset value of each of the portfolios of the Trust as determined at the close of the business day. Purchases and sales of shares of the portfolios are valued at the net asset values of such portfolios, which value their investment securities at fair value, on the date the shares are purchased or sold. Dividends and capital gains distributions are recorded on the ex-distribution date. Realized gains and losses on the sale of investments in the Trust are recognized at the date of sale and are determined on an average cost basis. Accumulation unit values are computed daily based on total net assets of the portfolios.

     FEDERAL INCOME TAXES: The Company qualifies for federal income tax treatment granted to life insurance companies under subchapter L of the Internal Revenue Service Code (the "Code"). The operations of the Separate Account are part of the total operations of the Company and are not taxed separately. Under the current provisions of the Code, the Company does not expect to incur federal income taxes on the earnings of the Separate Account to the extent that the earnings are credited under the contracts. Based on this, no charge is being made currently to the Separate Account for federal income taxes. The Separate Account is not treated as a regulated investment company under the Code.

     USE OF ESTIMATES: The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that effect amounts reported therein. Actual results could differ from these estimates.

     RESERVES FOR CONTRACTS IN PAYOUT (ANNUITIZATION) PERIOD: For contract owners who select a variable payout option, reserves are initially established based on estimated mortality (where applicable) and other assumptions, including provisions for the risk of adverse deviation from assumptions. An assumed interest rate of 3.5% is used in determining annuity payments.

     At each reporting period, the assumptions must be evaluated based on current experience, and the reserves must be adjusted accordingly. To the extent additional reserves are established due to mortality risk experience, the Company makes payments to the Separate Account. If there are excess reserves remaining at the time annuity payments cease, the assets supporting those reserves are transferred from the Separate Account to the Company.

     Annuity reserves are calculated according to the Annuity 2000 Mortality Table, the 1971 Individual Annuity Mortality Table, and the 1983(a) Individual Mortality Table depending on the calendar year of annuitization.

                          VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

3.   CHARGES AND DEDUCTIONS

     Charges and deductions are applied against the current value of the Separate Account and are paid as follows.

     WITHDRAWAL CHARGE: In the event that a contract holder withdraws all or a portion of the contract value during the surrender charge period, withdrawal charges may be assessed on the excess of the free withdrawal amounts as defined in the contract. The withdrawal charges are based on tables of charges applicable to the contracts, with a maximum charge of either 7% or 9% (applicable to contracts with the Seasons Rewards) of any amount withdrawn that exceeds the free withdrawal amount. Withdrawal charges are recorded as redemptions in the accompanying Statement of Charges in Net Assets.

     CONTRACT MAINTENANCE CHARGE: An annual contract maintenance fee of $35 ($30 in North Dakota) is charged against certain contracts, which reimburses the Company for expenses incurred in establishing and maintaining records relating to the contract. The contract maintenance charge is assessed on each anniversary during the accumulation phase. In the event that a total surrender of contract value is made, the entire charge is assessed as of the date of surrender, and deducted from that withdrawal.

     MORTALITY AND EXPENSE RISK CHARGE: The Company deducts mortality and expense risk charges, computed on a daily basis. The total annual rate of the net asset value of each Strategy/Select Portfolio/Focused Portfolio, depending on the benefit options elected for each product, is as follows:
     Seasons 1.25%, Seasons Select 1.25% or 1.37%, Seasons Select II 1.25%, 1.40%, 1.45% or 1.65%, Seasons Advisor 1.25% or 1.50%, Seasons Triple Elite 1.40%, 1.55% or 1.80% and Seasons Advisor II 1.40%, 1.55% or 1.80%. The
     mortality risk charge is compensation for the mortality risks assumed by the Company from its contractual obligations to make annuity payments after the contract has annuitized for the life of the annuitant and to provide the standard death benefit. The expense risk charge is compensation for assuming the risk that the current contract administration charges will be insufficient in the future to cover the cost of administering the contract.

     DISTRIBUTION EXPENSE CHARGE: The Company deducts a distribution expense charge at an annual rate of 0.15% of the net asset value of each Strategy/Select Portfolio/Focused Portfolio, computed on a daily basis. This charge is for all expenses associated with the distribution of the contract. If this charge is not enough to cover the cost of distributing the contract, the Company will bear the loss.

                          VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

3.   CHARGES AND DEDUCTIONS(continued)

     TRANSFER FEE: A transfer fee of $25 ($10 in Pennsylvania and Texas), depending on the contract provisions, may be assessed on each transfer of funds in excess of the maximum transactions allowed within a contract year and is recorded as a redemption in the accompanying Statement of Changes in Net Assets.

     INCOME PROTECTOR FEE: The optional Income Protector Program, offered with certain contracts, provides a guaranteed fixed minimum retirement income upon annuitization. The fee is 0.10% of the Income Benefit Base, deducted annually from the contract value, and is recorded as redemption in the accompanying Statement of Changes in Net Assets. The Income Benefit Base is calculated using the contract value on the effective date of the enrollment in the program and then each subsequent contract anniversary, adjusted for the applicable growth rates, purchase payments, proportional withdrawals, fees and charges.

     SEASONS PROMISE FEE: The optional Seasons Promise Program offered in Seasons Select II and Seasons Triple Elite, provides a guaranteed minimum contract value at the end of an applicable waiting period. The fee ranges up to 0.65% of the contract value less purchase payments received after the 90th day from the contract issue date. The fee is deducted quarterly from the contract value during the waiting period, and is recorded as a redemption in the accompanying Statement of Changes in Net Assets.

     MARKET LOCK AND INCOME REWARDS FEE: The optional Market Lock and Income Rewards features, offered in Seasons Select II and Seasons Triple Elite, provide a guaranteed withdrawal stream by locking in market gains during an applicable evaluation period. The annual fee for Market Lock is 0.65% and for Income Rewards is 0.65% in years 0-7 and 0.45% in years 8-10, of the Maximum Anniversary Value Benefit Base, deducted quarterly from the contract value and is recorded as a redemption in the accompanying Statement of Changes in Net Assets. The Maximum Anniversary Value Benefit Base is calculated as the greater of eligible purchase payments received during the first two years, adjusted for withdrawals or the maximum anniversary date contract value occurring in the first ten contract years, adjusted for withdrawals.

     PREMIUM TAXES: Premium taxes or other taxes payable to a state or other governmental entity will be charged against the contract values. The rate will range up to 3.5%. Some states assess premium taxes at the time purchase payments are made; whereas some states assess premium taxes at the time annuity payments begin or at the time of surrender. There are certain states that do not assess premium taxes. The Company currently deducts premium taxes at the time of surrender or upon annuitization; however, it reserves the right to deduct any premium taxes when incurred or upon payment of the death benefit.

                          VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

3.   CHARGES AND DEDUCTIONS(continued)

     SEPARATE ACCOUNT INCOME TAXES: The Company currently does not maintain a provision for taxes, but has reserved the right to establish such a provision for taxes in the future if it determines, in its sole discretion, that it will incur a tax as a result of the operation of the Separate Account.

4.   PURCHASES AND SALES OF INVESTMENTS

     The aggregate cost of the Trust's shares acquired and the aggregate proceeds from shares sold during the year ended April 30, 2006 consist of the following:

                                                           Cost of Shares   Proceeds from
Variable Accounts                                             Acquired       Shares Sold
-----------------                                          --------------   -------------
Multi-Managed Growth Portfolio (Class 1)                     $ 1,366,961     $14,165,850
Multi-Managed Moderate Growth Portfolio (Class 1)              2,786,458      15,011,126
Multi-Managed Income/Equity Portfolio (Class 1)                2,856,878      12,392,058
Multi-Managed Income Portfolio (Class 1)                       3,433,014      11,971,996
Asset Allocation: Diversified Growth Portfolio (Class 1)       4,429,876      27,025,798
Stock Portfolio (Class 1)                                      2,072,931      22,248,557
Large Cap Growth Portfolio (Class 1)                           1,234,163       4,644,092
Large Cap Composite Portfolio (Class 1)                          241,925       1,360,406
Large Cap Value Portfolio (Class 1)                            2,223,150       2,785,415
Mid Cap Growth Portfolio (Class 1)                             1,268,509       2,744,785
Mid Cap Value Portfolio (Class 1)                              3,451,087       3,543,143
Small Cap Portfolio (Class 1)                                  4,139,458       5,058,692
International Equity Portfolio (Class 1)                       2,992,181       1,477,358
Diversified Fixed Income Portfolio (Class 1)                   2,221,777       3,784,942
Cash Management Portfolio (Class 1)                            5,849,889       3,524,773
Focus Growth Portfolio (Class 1)                               1,437,942       1,223,681
Multi-Managed Growth Portfolio (Class 2)                       9,733,841      14,150,367
Multi-Managed Moderate Growth Portfolio (Class 2)             17,178,729      21,450,702
Multi-Managed Income/Equity Portfolio (Class 2)               16,461,613      22,310,200
Multi-Managed Income Portfolio (Class 2)                      14,814,575      25,272,971
Asset Allocation: Diversified Growth Portfolio (Class 2)      23,987,860      45,423,252
Stock Portfolio (Class 2)                                     15,716,233      36,010,393

                          VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

4.   PURCHASES AND SALES OF INVESTMENTS (continued)

                                                           Cost of Shares   Proceeds from
Variable Accounts                                             Acquired       Shares Sold
-----------------                                          --------------   -------------
Large Cap Growth Portfolio (Class 2)                         $20,241,954     $16,366,892
Large Cap Composite Portfolio (Class 2)                        4,406,694       5,091,173
Large Cap Value Portfolio (Class 2)                           15,640,667      19,647,052
Mid Cap Growth Portfolio (Class 2)                            21,882,092      15,807,981
Mid Cap Value Portfolio (Class 2)                             26,125,239      26,765,323
Small Cap Portfolio (Class 2)                                 24,001,745      19,824,816
International Equity Portfolio (Class 2)                      34,287,690      18,948,698
Diversified Fixed Income Portfolio (Class 2)                  20,049,175      34,524,151
Cash Management Portfolio (Class 2)                           48,532,955      64,807,889
Focus Growth Portfolio (Class 2)                               9,149,146      14,703,654
Focus Growth and Income Portfolio (Class 2)                    8,746,140      14,421,915
Focus Value Portfolio (Class 2)                               15,682,309      15,556,830
Focus TechNet Portfolio (Class 2)                             13,825,267      13,032,628
Multi-Managed Growth Portfolio (Class 3)                       9,395,020       1,956,388
Multi-Managed Moderate Growth Portfolio (Class 3)             17,942,892       5,400,174
Multi-Managed Income/Equity Portfolio (Class 3)               13,173,924       5,867,376
Multi-Managed Income Portfolio (Class 3)                       8,496,626       4,651,707
Asset Allocation: Diversified Growth Portfolio (Class 3)      21,495,069      10,526,316
Stock Portfolio (Class 3)                                     16,535,133       8,242,681
Large Cap Growth Portfolio (Class 3)                          13,048,379       3,912,804
Large Cap Composite Portfolio (Class 3)                        4,373,243       1,747,263
Large Cap Value Portfolio (Class 3)                           14,755,343       5,493,066
Mid Cap Growth Portfolio (Class 3)                            14,893,681       5,095,266
Mid Cap Value Portfolio (Class 3)                             19,562,625       6,843,973
Small Cap Portfolio (Class 3)                                 12,791,744       5,229,218
International Equity Portfolio (Class 3)                      18,640,205       6,689,723
Diversified Fixed Income Portfolio (Class 3)                  18,993,685      14,324,117
Cash Management Portfolio (Class 3)                           23,436,844      22,523,477
Focus Growth Portfolio (Class 3)                               8,908,468       3,820,116
Focus Growth and Income Portfolio (Class 3)                    8,660,800       6,250,654

                          VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

4.   PURCHASES AND SALES OF INVESTMENTS (continued)

                                                           Cost of Shares   Proceeds from
Variable Accounts                                             Acquired        Shares Sold
-----------------                                          --------------   --------------
Focus Value Portfolio (Class 3)                             $ 10,681,026      $ 4,042,451
Focus TechNet Portfolio (Class 3)                              7,274,519        3,015,625
Allocation Moderate Portfolio (Class 3)                       91,376,998       28,961,229
Allocation Moderate Growth Portfolio (Class 3)               126,464,219       30,457,866
Allocation Growth Portfolio (Class 3)                         80,653,427       23,629,306
Allocation Balanced Portfolio (Class 3)                       59,245,781       27,460,470
Strategic Fixed Income Portfolio (Class 3)                    11,057,640        3,840,999

                          VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

5.   UNIT VALUES

     A summary of unit values and units outstanding for the variable accounts and the expense ratios, excluding expenses of the underlying funds, total return and investment income ratios for the years ended April 30, 2006, 2005, 2004, 2003 and 2002, follows:

                       At April 30                             For the Year Ended April 30
       ------------------------------------------   -------------------------------------------------
                    Unit Fair Value                  Expense Ratio   Investment
                       Lowest to       Net Assets       Lowest         Income     Total Return Lowest
Year      Units     Highest ($) (7)       ($)       to Highest (1)    Ratio (2)      to Highest (3)
----   ----------   ---------------   -----------   --------------   ----------   -------------------
Growth Strategy (Class 1)
2006    4,675,056    17.97 to 18.12    84,712,002   1.40% to 1.52%      0.84%       15.10% to  15.24%
2005    6,154,039    15.61 to 15.73    96,764,870   1.40% to 1.52%      0.57%        4.96% to   5.09%
2004    7,772,716    14.87 to 14.96   116,291,111   1.40% to 1.52%      0.81%       17.04% to  17.18%
2003    8,388,728    12.71 to 12.77   107,107,897   1.40% to 1.52%      1.10%      -11.41% to -11.30%
2002   10,908,140    14.34 to 14.40   157,031,366   1.40% to 1.52%      3.18%      -15.71% to -15.61%

Moderate Growth Strategy (Class 1)
2006    5,436,102    17.38 to 17.52    95,240,911   1.40% to 1.52%      1.15%       13.06% to  13.19%
2005    6,839,418    15.37 to 15.48   105,864,120   1.40% to 1.52%      0.87%        4.45% to   4.58%
2004    8,455,950    14.71 to 14.80   125,160,639   1.40% to 1.52%      1.15%       14.75% to  14.89%
2003    9,209,776    12.82 to 12.88   118,653,181   1.40% to 1.52%      1.43%       -9.35% to  -9.24%
2002   11,717,719    14.15 to 14.20   166,340,750   1.40% to 1.52%      4.38%      -13.00% to -12.89%

Balanced Growth Strategy (Class 1)
2006    4,260,545    16.49 to 16.63    70,850,352   1.40% to 1.52%      1.70%        9.61% to   9.75%
2005    5,514,875    15.05 to 15.16    83,566,913   1.40% to 1.52%      1.36%        4.61% to   4.73%
2004    6,719,426    14.38 to 14.47    97,222,088   1.40% to 1.52%      1.53%       11.84% to  11.97%
2003    7,403,724    12.86 to 12.92    95,672,898   1.40% to 1.52%      1.77%       -5.99% to  -5.88%
2002    8,709,189    13.68 to 13.73   119,574,001   1.40% to 1.52%      6.57%       -8.48% to  -8.37%

Conservative Growth Strategy (Class 1)
2006    3,174,845    15.88 to 16.02    50,839,602   1.40% to 1.52%      2.25%        7.26% to   7.39%
2005    4,265,494    14.81 to 14.92    63,608,233   1.40% to 1.52%      1.81%        4.21% to   4.33%
2004    5,093,757    14.21 to 14.30    72,807,120   1.40% to 1.52%      1.98%        9.23% to   9.37%
2003    5,702,169    13.01 to 13.07    74,525,952   1.40% to 1.52%      2.08%       -2.90% to  -2.78%
2002    6,350,294    13.39 to 13.44    85,371,281   1.40% to 1.52%     10.18%       -5.01% to  -4.90%

Large Cap Growth Portfolio (Class 1)
2006    1,209,698     8.68 to  9.66    11,603,801   1.40% to 1.52%      0.33%       14.26% to  14.40%
2005    1,558,414     7.60 to  8.44    13,076,343   1.40% to 1.52%      0.00%        3.55% to   3.68%
2004    1,832,151     7.34 to  8.14    14,801,993   1.40% to 1.52%      0.00%       19.05% to  19.20%
2003    1,955,050     6.16 to  6.83    13,238,748   1.40% to 1.52%      0.00%      -14.15% to -14.04%
2002    2,480,659     7.18 to  7.95    19,546,687   1.40% to 1.52%      0.00%      -21.62% to -21.52%

Large Cap Composite Portfolio (Class 1)
2006      359,661     9.52 to 10.40     3,730,227   1.40% to 1.52%      0.70%       12.54% to  12.68%
2005      469,827     8.46 to  9.23     4,328,593   1.40% to 1.52%      0.22%        4.09% to   4.22%
2004      554,166     8.13 to  8.86     4,898,313   1.40% to 1.52%      0.19%       18.48% to  18.62%
2003      604,695     6.86 to  7.47     4,502,484   1.40% to 1.52%      0.34%      -15.98% to -15.88%
2002      694,260     8.16 to  8.88     6,145,402   1.40% to 1.52%      0.03%      -14.97% to -14.86%

Large Cap Value Portfolio (Class 1)
2006    1,069,572    13.88 to 14.57    15,556,159   1.40% to 1.52%      0.93%       15.44% to  15.58%
2005    1,112,414    12.02 to 12.60    14,000,876   1.40% to 1.52%      0.78%        7.48% to   7.61%
2004    1,184,464    11.18 to 11.71    13,848,855   1.40% to 1.52%      0.85%       23.56% to  23.71%
2003    1,223,417     9.05 to  9.47    11,563,105   1.40% to 1.52%      0.30%      -16.47% to -16.37%
2002    1,523,447    10.84 to 11.32    17,218,760   1.40% to 1.52%      0.54%       -8.53% to  -8.42%

Mid Cap Growth Portfolio (Class 1)
2006      826,124    16.77 to 18.35    15,069,917   1.40% to 1.52%      0.00%       30.19% to  30.35%
2005      934,224    12.88 to 14.08    13,073,202   1.40% to 1.52%      0.00%        1.75% to   1.87%
2004    1,069,700    12.66 to 13.82    14,699,391   1.40% to 1.52%      0.00%       34.27% to  34.43%
2003    1,117,955     9.43 to 10.28    11,426,013   1.40% to 1.52%      0.00%      -15.93% to -15.83%
2002    1,472,485    11.21 to 12.21    17,888,985   1.40% to 1.52%      0.00%      -10.98% to -10.87%

                          VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

5.   UNIT VALUES (Continued)

                       At April 30                             For the Year Ended April 30
       ------------------------------------------   -------------------------------------------------
                    Unit Fair Value                  Expense Ratio   Investment
                       Lowest to       Net Assets       Lowest         Income     Total Return Lowest
Year      Units     Highest ($) (7)       ($)       to Highest (1)    Ratio (2)      to Highest (3)
----   ----------   ---------------   -----------   --------------   ----------   -------------------
Mid Cap Value Portfolio (Class 1)
2006      724,987   23.37 to 23.87     17,291,562   1.40% to 1.52%      0.61%       19.76% to  19.91%
2005      766,979   19.51 to 19.91     15,254,845   1.40% to 1.52%      0.42%       14.62% to  14.76%
2004      784,173   17.02 to 17.35     13,592,602   1.40% to 1.52%      0.71%       31.22% to  31.38%
2003      834,622   12.97 to 13.20     11,011,900   1.40% to 1.52%      0.20%      -15.80% to -15.69%
2002    1,101,922   15.41 to 15.66     17,237,519   1.40% to 1.52%      0.70%       10.07% to  10.20%

Small Cap Portfolio (Class 1)
2006      815,332   12.42 to 12.99     10,567,275   1.40% to 1.52%      0.00%       24.42% to  24.57%
2005      874,189    9.98 to 10.42      9,092,797   1.40% to 1.52%      0.00%       -0.27% to  -0.14%
2004    1,048,562   10.01 to 10.44     10,920,489   1.40% to 1.52%      0.00%       28.41% to  28.57%
2003    1,068,628    7.80 to  8.12      8,656,121   1.40% to 1.52%      0.00%      -22.59% to -22.50%
2002    1,348,181   10.07 to 10.48     14,095,807   1.40% to 1.52%      0.00%       -6.64% to  -6.52%

International Equity Portfolio (Class 1)
2006    1,136,838   10.67 to 11.51     13,037,757   1.40% to 1.52%      0.50%       32.68% to  32.84%
2005    1,000,040    8.04 to  8.66      8,630,369   1.40% to 1.52%      1.22%       10.01% to  10.14%
2004    1,000,273    7.31 to  7.86      7,843,631   1.40% to 1.52%      1.00%       34.15% to  34.31%
2003      990,752    5.45 to  5.85      5,783,950   1.40% to 1.52%      0.42%      -24.84% to -24.75%
2002    1,166,987    7.25 to  7.78      9,048,213   1.40% to 1.52%      0.00%      -19.13% to -19.04%

Diversified Fixed Income Portfolio (Class 1)
2006      838,257   11.66 to 11.91      9,967,288   1.40% to 1.52%      3.07%       -1.83% to  -1.71%
2005      986,652   11.88 to 12.11     11,941,602   1.40% to 1.52%      3.02%        3.08% to   3.20%
2004    1,056,123   11.53 to 11.74     12,385,587   1.40% to 1.52%      2.45%       -0.42% to  -0.30%
2003    1,489,314   11.57 to 11.77     17,520,349   1.40% to 1.52%      0.48%        7.55% to   7.68%
2002    1,411,919   10.76 to 10.93     15,426,164   1.40% to 1.52%      3.00%        3.26% to   3.39%

Cash Management Portfolio (Class 1)
2006      617,132   10.74 to 10.85      6,695,478   1.40% to 1.52%      1.08%        1.76% to   1.91%
2005      401,782   10.56 to 10.65      4,277,354   1.40% to 1.52%      0.27%       -0.38% to  -0.25%
2004      303,221   10.60 to 10.67      3,235,873   1.40% to 1.52%      0.81%       -1.23% to  -1.09%
2003      547,327   10.73 to 10.79      5,904,008   1.40% to 1.52%      1.32%       -0.75% to  -0.61%
2002      531,352   10.81 to 10.86      5,766,910   1.40% to 1.52%      0.64%        0.60% to   0.71%

Focus Growth Portfolio (Class 1)
2006      958,186    7.66 to  8.18      7,824,198   1.40% to 1.52%      0.00%       19.41% to  19.55%
2005      923,917    6.42 to  6.84      6,310,171   1.40% to 1.52%      0.00%       -4.68% to  -4.56%
2004    1,101,057    6.73 to  7.17      7,873,424   1.40% to 1.52%      0.00%       27.97% to  28.12%
2003    1,099,996    5.26 to  5.60      6,135,879   1.40% to 1.52%      0.00%      -15.11% to -15.00%
2002    1,173,483    6.20 to  6.58      7,699,685   1.40% to 1.52%      0.00%      -14.01% to -13.90%

Growth Strategy (Class 2)
2006    9,362,205   17.69 to 17.96(8) 166,864,108   1.40% to 1.95%      0.72%       14.44% to  15.07%
2005    9,835,559   15.46 to 15.61(8) 152,584,844   1.40% to 1.95%      0.47%        4.36% to   4.93%
2004   10,609,338   14.82 to 14.88(8) 157,034,208   1.40% to 1.95%      0.72%       16.37% to  17.01%
2003    8,295,545   12.64 to 12.81    105,045,110   1.40% to 1.95%      1.10%      -12.01% to -11.43%
2002    6,910,595   14.30 to 14.48     98,937,250   1.40% to 1.95%      1.19%      -15.96% to  -4.75%(5)

Moderate Growth Strategy (Class 2)
2006   18,809,158   16.95 to 17.38    323,750,865   1.40% to 1.95%      1.04%       12.40% to  13.02%
2005   19,474,266   15.08 to 15.37    297,104,115   1.40% to 1.95%      0.78%        3.85% to   4.42%
2004   19,965,290   14.52 to 14.72    292,196,592   1.40% to 1.95%      1.07%       14.09% to  14.72%
2003   15,373,923   12.73 to 12.83    196,419,224   1.40% to 1.95%      1.49%       -9.89% to  -9.40%
2002   10,962,655   14.11 to 14.16    154,852,713   1.40% to 1.95%      1.57%      -13.25% to  -4.51%(5)

                          VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

5. UNIT VALUES (Continued)

                       At April 30                                  For the Year Ended April 30
       --------------------------------------------   -------------------------------------------------------
                    Unit Fair Value                   Expense Ratio    Investment         Total Return
                       Lowest to         Net Assets       Lowest         Income             Lowest to
Year      Units     Highest ($) (7)         ($)       to Highest (1)    Ratio (2)          Highest (3)
----   ----------   ---------------     -----------   --------------   ----------   -------------------------
Balanced Growth Strategy (Class 2)
2006   16,691,709    16.13 to 16.49     272,827,560   1.40% to 1.95%      1.60%        8.98%    to   9.58%
2005   17,959,634    14.80 to 15.05     268,333,908   1.40% to 1.95%      1.26%        4.00%    to   4.57%
2004   18,767,867    14.23 to 14.39     268,615,260   1.40% to 1.95%      1.48%       11.20%    to  11.81%
2003   14,002,893    12.79 to 12.87     179,524,903   1.40% to 1.95%      1.79%       -6.55%    to  -6.03%
2002    9,013,774    13.64 to 13.70     123,147,411   1.40% to 1.95%      1.97%       -8.77%    to  -3.25%(5)

Conservative Growth Strategy (Class 2)
2006   11,328,500    15.66 to 15.88(8)  178,433,039   1.40% to 1.95%      2.11%        6.64%    to   7.23%
2005   13,019,391    14.68 to 14.81(8)  191,535,454   1.40% to 1.95%      1.70%        3.61%    to   4.18%
2004   13,601,996    14.17 to 14.21(8)  192,367,449   1.40% to 1.95%      1.92%        8.61%    to   9.21%
2003   11,312,263    12.93 to 13.11     146,699,325   1.40% to 1.95%      2.13%       -3.46%    to  -2.94%
2002    6,071,979    13.35 to 13.53      81,208,456   1.40% to 1.95%      2.47%       -5.31%    to  -0.98%(5)

Large Cap Growth Portfolio (Class 2)
2006    9,613,326     9.37 to 9.58       91,255,815   1.40% to 1.95%      0.20%       13.61%    to  14.23%
2005    9,062,550     8.25 to 8.39       75,431,698   1.40% to 1.95%      0.00%        2.97%    to   3.53%
2004    8,958,148     8.01 to 8.10       72,131,748   1.40% to 1.95%      0.00%       18.37%    to  19.02%
2003    6,679,182     6.77 to 6.81       45,250,524   1.40% to 1.95%      0.00%      -14.64%    to -14.18%
2002    4,680,882     7.90 to 7.95       37,007,912   1.40% to 1.95%      0.00%      -21.84%    to  -9.76%(5)

Large Cap Composite Portfolio (Class 2)
2006    3,076,368    10.12 to 10.32      31,480,171   1.40% to 1.95%      0.58%       11.89%    to  12.51%
2005    3,116,579     9.04 to  9.17(8)   28,390,627   1.40% to 1.95%      0.10%        3.50%    to   4.06%
2004    3,143,934     8.74 to  8.81(8)   27,564,090   1.40% to 1.95%      0.07%       17.80%    to  18.45%
2003    2,472,403     7.39 to  7.45      18,323,498   1.40% to 1.95%      0.20%      -16.46%    to -16.00%
2002    1,735,375     8.82 to  8.88      15,328,272   1.40% to 1.95%      0.00%      -15.19%    to  -5.80%(5)

Large Cap Value Portfolio (Class 2)
2006    8,371,478    13.76 to 14.45     119,267,820   1.40% to 1.95%      0.80%       14.78%    to  15.41%
2005    8,662,073    11.99 to 12.52     107,244,514   1.40% to 1.95%      0.68%        6.87%    to   7.45%
2004    7,891,730    11.22 to 11.65      91,234,932   1.40% to 1.95%      0.75%       22.85%    to  23.52%
2003    6,106,189     9.13 to  9.43      57,267,796   1.40% to 1.95%      0.27%      -16.95%    to -16.50%
2002    4,675,294    11.00 to 11.30      52,651,828   1.40% to 1.95%      0.43%       -8.79%    to  -5.42%(5)

Mid Cap Growth Portfolio (Class 2)
2006    5,413,912    17.89 to 18.20      97,719,057   1.40% to 1.95%      0.00%       29.44%    to  30.15%
2005    5,145,797    13.82 to 13.78(8)   71,468,422   1.40% to 1.95%      0.00%        1.17%    to   1.72%
2004    5,124,765    13.66 to 13.75(8)   70,053,839   1.40% to 1.95%      0.00%       33.50%    to  34.23%
2003    3,521,157    10.18 to 10.28      35,910,398   1.40% to 1.95%      0.00%      -16.40%    to -15.95%
2002    2,843,909    12.14 to 12.25      34,553,224   1.40% to 1.95%      0.00%      -11.22%    to  -1.75%(5)

Mid Cap Value Portfolio (Class 2)
2006    5,401,784    21.84 to 23.68     125,363,809   1.40% to 1.95%      0.46%       19.07%    to  19.73%
2005    5,691,824    18.34 to 19.78     110,814,485   1.40% to 1.95%      0.32%       13.96%    to  14.59%
2004    4,849,209    16.10 to 17.26      82,845,283   1.40% to 1.95%      0.60%       30.47%    to  31.19%
2003    3,753,592    12.34 to 13.16      49,036,878   1.40% to 1.95%      0.16%      -16.27%    to -15.82%
2002    3,225,649    14.73 to 15.63      50,248,919   1.40% to 1.95%      0.59%        2.88%(5) to  10.04%

Small Cap Portfolio (Class 2)
2006    6,471,911    12.63 to 12.88      82,694,327   1.40% to 1.95%      0.00%       23.70%    to  24.38%
2005    6,102,359    10.21 to 10.36(8)   62,783,384   1.40% to 1.95%      0.00%       -0.84%    to  -0.29%
2004    5,957,810    10.30 to 10.39(8)   61,539,737   1.40% to 1.95%      0.00%       27.67%    to  28.37%
2003    3,845,782     8.04 to  8.12      30,985,906   1.40% to 1.95%      0.00%      -23.03%    to -22.61%
2002    2,996,292    10.42 to 10.51      31,232,150   1.40% to 1.95%      0.00%       -6.89%    to   2.01%(5)

                          VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

5. UNIT VALUES (Continued)

                       At April 30                                  For the Year Ended April 30
       --------------------------------------------   --------------------------------------------------------
                    Unit Fair Value                   Expense Ratio    Investment          Total Return
                       Lowest to         Net Assets       Lowest         Income             Lowest to
Year      Units     Highest ($) (7)         ($)       to Highest (1)    Ratio (2)          Highest (3)
----   ----------   ---------------     -----------   --------------   ----------   --------------------------
International Equity Portfolio (Class 2)
2006   11,388,257    11.20 to 11.40     128,870,052   1.40% to 1.95%      0.38%        31.92%    to  32.64%
2005    9,957,879     8.49 to  8.60(8)   85,111,831   1.40% to 1.95%      1.10%         9.38%    to   9.98%
2004    7,613,301     7.76 to  7.82(8)   59,260,099   1.40% to 1.95%      0.88%        33.38%    to  34.10%
2003    5,179,868     5.80 to  5.83      30,120,703   1.40% to 1.95%      0.23%       -25.25%    to -24.96%
2002    2,956,184     7.74 to  7.79      22,913,462   1.40% to 1.95%      0.00%       -19.32%    to  -1.39%(5)

Diversified Fixed Income Portfolio (Class 2)
2006    9,069,350    11.25 to 11.81     105,605,696   1.40% to 1.95%      2.97%        -2.40%    to  -1.86%
2005   10,457,794    11.53 to 12.04     124,451,319   1.40% to 1.95%      2.94%         2.49%    to   3.05%
2004   11,202,717    11.25 to 11.68     129,845,199   1.40% to 1.95%      2.22%        -0.99%    to  -0.45%
2003   12,205,305    11.36 to 11.73     142,395,670   1.40% to 1.95%      0.47%         6.97%    to   7.52%
2002    4,759,508    10.62 to 10.91      51,800,174   1.40% to 1.95%      3.18%        -1.36%(5) to   3.24%

Cash Management Portfolio (Class 2)
2006    3,669,725    10.52 to 10.76      39,177,156   1.40% to 1.95%      0.89%         1.19%    to   1.75%
2005    5,187,723    10.40 to 10.58      54,495,028   1.40% to 1.95%      0.17%        -0.94%    to  -0.40%
2004    4,648,052    10.50 to 10.62      49,137,559   1.40% to 1.95%      0.62%        -1.78%    to  -1.24%
2003    4,668,834    10.68 to 10.76      50,041,649   1.40% to 1.95%      1.30%        -1.28%    to  -0.76%
2002    2,950,078    10.79 to 10.86      31,893,473   1.40% to 1.95%      0.62%        -0.25 (5) to   0.57%

Focus Growth Portfolio (Class 2)
2006    8,934,171     7.94 to  8.12      71,917,928   1.40% to 1.95%      0.00%        18.72%    to  19.37%
2005    9,539,037     6.69 to  6.80(8)   64,423,382   1.40% to 1.95%      0.00%        -5.22%    to  -4.70%
2004    9,361,514     7.06 to  7.13(8)   66,439,046   1.40% to 1.95%      0.00%        27.24%    to  27.94%
2003    6,602,801     5.54 to  5.59      36,675,271   1.40% to 1.95%      0.00%       -15.59%    to -15.13%
2002    5,145,160     6.55 to  6.59      33,702,315   1.40% to 1.95%      0.00%       -14.25%    to  -4.46%(5)

Focus Growth and Income Portfolio (Class 2)
2006    4,767,365    10.27 to 10.53(8)   48,653,637   1.40% to 1.95%      0.21%        14.99%    to  15.62%
2005    5,289,872     8.93 to  9.10(8)   46,705,858   1.40% to 1.95%      0.00%         0.11%    to   0.66%
2004    5,668,168     8.92 to  9.04(8)   49,667,898   1.40% to 1.95%      0.00%        20.45%    to  21.12%
2003    3,072,999     7.10 to  7.47      22,237,737   1.40% to 1.95%      0.00%       -13.01%    to -12.53%
2002    1,679,285     8.14 to  8.55      13,818,473   1.40% to 1.95%      0.05%        -8.96%    to   2.02%(5)

Focus Value Portfolio (Class 2)
2006    4,617,687    15.70 to 16.18      74,141,163   1.40% to 1.95%      0.07%        18.51%    to  19.16%
2005    4,729,943    13.25 to 13.58      63,830,283   1.40% to 1.95%      0.67%         9.95%    to  10.55%
2004    3,898,970    12.05 to 12.28      47,700,345   1.40% to 1.95%      0.00%        29.60%    to  30.31%
2003    2,235,185     9.30 to  9.44      21,014,443   1.40% to 1.95%      1.08%       -12.72%    to -12.24%
2002    1,266,808    10.65 to 10.79      13,591,403   1.40% to 1.95%      0.00%        -3.51%(4) to   7.40%(5)

Focus TechNet Portfolio (Class 2)
2006    6,379,660     5.27 to  5.39(8)   35,612,700   1.40% to 1.95%      0.00%        29.38%    to  30.08%
2005    6,167,482     4.07 to  4.15(8)   26,595,288   1.40% to 1.95%      0.00%        -3.99%    to  -3.45%
2004    6,441,127     4.24 to  4.29(8)   28,955,179   1.40% to 1.95%      0.00%        52.52%    to  53.36%
2003    3,656,127     2.78 to  3.09      10,693,989   1.40% to 1.95%      0.00%       -15.57%    to -15.12%
2002    1,430,649     3.30 to  3.65       5,099,065   1.40% to 1.95%      0.00%       -47.98%    to -25.68%(5)

Growth Strategy (Class 3)
2006    3,286,645    17.30 to 17.93(8)   58,674,984   1.40% to 1.95%      0.64%        14.33%    to  14.95%
2005    2,403,864    15.13 to 15.60(8)   37,340,154   1.40% to 1.95%      0.43%         4.24%    to   4.82%
2004      720,543    14.51 to 14.88(8)   10,671,640   1.40% to 1.95%      0.20%         4.41%    to  15.51%(9)
2003        2,839    12.57 to 12.81          36,337   1.55% to 1.95%      0.05%         2.09%(6) to   4.11%(6)
2002           --                --              --               --        --                          --

                          VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

5.   UNIT VALUES (Continued)

                       At April 30                             For the Year Ended April 30
       ------------------------------------------   -------------------------------------------------
                   Unit Fair Value                   Expense Ratio   Investment       Total Return
                      Lowest to        Net Assets       Lowest         Income          Lowest to
Year     Units     Highest ($) (7)        ($)       to Highest (1)    Ratio (2)       Highest (3)
----   ---------   ---------------    -----------   --------------   ----------   -------------------
Moderate Growth Strategy (Class 3)
2006   6,692,848   16.70 to 17.34     115,418,785   1.40% to 1.95%      0.98%     12.29%    to 12.91%
2005   5,373,257   14.87 to 15.36      82,125,336   1.40% to 1.95%      0.76%      3.73%    to  4.31%
2004   1,716,904   14.34 to 14.73      25,167,840   1.40% to 1.95%      0.26%      3.65%    to 14.01%(9)
2003      17,478   12.58 to 12.82         223,550   1.55% to 1.95%      0.00%      2.09%(6) to  4.06%(6)
2002          --               --              --              --         --                      --

Balanced Growth Strategy (Class 3)
2006   5,786,033   15.93 to 16.45      94,463,664   1.40% to 1.95%      1.51%      8.87%    to  9.47%
2005   5,135,222   14.64 to 15.03      76,653,458   1.40% to 1.95%      1.31%      3.88%    to  4.46%
2004   1,634,224   14.09 to 14.39      23,311,741   1.40% to 1.95%      1.05%      3.31%    to 11.12%(9)
2003      32,509   12.68 to 12.84         415,754   1.55% to 1.95%      0.00%      2.54%(6) to  3.84%(6)
2002          --               --              --              --         --                      --

Conservative Growth Strategy (Class 3)
2006   3,299,123   15.37 to 15.84(8)   52,049,128   1.40% to 1.95%      2.04%      6.54%    to  7.12%
2005   3,032,263   14.43 to 14.78(8)   44,705,045   1.40% to 1.95%      1.82%      3.50%    to  4.07%
2004   1,159,282   13.94 to 14.21(8)   16,435,218   1.40% to 1.95%      1.19%      2.39%    to  8.25%(9)
2003       2,500   12.88 to 13.13          32,812   1.55% to 1.95%      0.07%      2.04%(6) to  4.04%(6)
2002          --               --              --              --         --                      --

Large Cap Growth Portfolio (Class 3)
2006   3,988,505    9.28 to  9.56      37,944,471   1.40% to 1.95%      0.12%     13.49%    to 14.11%
2005   2,938,773    8.18 to  8.38      24,521,219   1.40% to 1.95%      0.00%      2.87%    to  3.43%
2004     885,941    7.95 to  8.10       7,147,072   1.40% to 1.95%      0.00%      6.22%    to 18.22%(9)
2003       7,268    6.73 to  6.82          49,212   1.55% to 1.95%      0.00%      2.17%(6) to  3.53%(6)
2002          --               --             --              --         --                      --

Large Cap Composite Portfolio (Class 3)
2006   1,084,315    9.91 to 10.30      11,110,980   1.40% to 1.95%      0.50%     11.78%    to 12.40%
2005     806,657    8.87 to  9.16       7,357,615   1.40% to 1.95%      0.00%      3.40%    to  3.96%
2004     297,454    8.58 to  8.81       2,612,628   1.40% to 1.95%      0.01%      4.81%    to 17.06%(9)
2003         309    7.33 to  7.46           2,299   1.55% to 1.95%      0.04%      1.86%(6) to  3.62%(6)
2002          --               --              --              --         --                      --

Large Cap Value Portfolio (Class 3)
2006   2,972,081   13.67 to 14.41      42,392,753   1.40% to 1.95%      0.72%     14.66%    to 15.29%
2005   2,265,870   11.93 to 12.50      28,080,226   1.40% to 1.95%      0.62%      6.77%    to  7.36%
2004     616,248   11.17 to 11.65       7,114,625   1.40% to 1.95%      0.23%      7.16%    to 22.72%(9)
2003       5,431    9.10 to  9.22          49,751   1.55% to 1.95%      0.01%      3.90%(6) to  5.21%(6)
2002          --               --              --              --         --                      --

Mid Cap Growth Portfolio (Class 3)
2006   2,289,525   17.68 to 18.17      41,386,023   1.40% to 1.95%      0.00%     29.31%    to 30.02%
2005   1,725,705   13.67 to 13.97(8)   24,007,901   1.40% to 1.95%      0.00%      1.07%    to  1.63%
2004     543,723   13.53 to 13.75(8)    7,442,389   1.40% to 1.95%      0.00%      5.73%    to 33.33%(9)
2003       4,200   10.14 to 10.28          43,086   1.55% to 1.95%      0.00%      6.55%(6) to  7.99%(6)
2002          --               --              --              --         --                      --

Mid Cap Value Portfolio (Class 3)
2006   1,997,371   21.53 to 23.62      46,281,114   1.40% to 1.95%      0.38%     18.96%    to 19.61%
2005   1,492,345   18.10 to 19.75      29,054,970   1.40% to 1.95%      0.22%     13.86%    to 14.49%
2004     398,183   15.90 to 17.25       6,773,706   1.40% to 1.95%      0.16%      9.50%    to 30.24%(9)
2003       3,543   12.21 to 12.42          43,996   1.55% to 1.95%      0.00%      2.81%(6) to  4.60%(6)
2002          --               --              --              --         --                      --

                          VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

5.   UNIT VALUES (Continued)

                       At April 30                             For the Year Ended April 30
       ------------------------------------------   -------------------------------------------------
                   Unit Fair Value                   Expense Ratio   Investment       Total Return
                      Lowest to        Net Assets       Lowest         Income          Lowest to
Year     Units     Highest ($) (7)        ($)       to Highest (1)    Ratio (2)       Highest (3)
----   ---------   ---------------    -----------   --------------   ----------   -------------------
Small Cap Portfolio (Class 3)
2006   2,924,935   12.47 to 12.85      37,438,854   1.40% to 1.95%      0.00%     23.58%    to 24.26%
2005   2,268,515   10.09 to 10.34(8)   23,377,830   1.40% to 1.95%      0.00%     -0.93%    to -0.38%
2004     677,642   10.19 to 10.38(8)    7,010,238   1.40% to 1.95%      0.00%      1.57%    to 27.38%(9)
2003       3,121    8.00 to  8.13          25,364   1.55% to 1.95%      0.00%      4.34%(6) to  6.05%(6)
2002          --               --              --              --         --                      --

International Equity Portfolio (Class 3)
2006   3,978,195   11.05 to 11.38      45,021,340   1.40% to 1.95%      0.30%     31.78%    to 32.51%
2005   2,763,283    8.39 to  8.59      23,626,162   1.40% to 1.95%      1.09%      9.28%    to  9.88%
2004     722,860    7.68 to  7.82       5,629,172   1.40% to 1.95%      0.28%     11.21%    to 33.25%(9)
2003      10,162    5.76 to  5.83          59,092   1.55% to 1.95%      0.00%     -2.09%(6) to -0.89%(6)
2002          --               --              --              --         --                      --

Diversified Fixed Income Portfolio (Class 3)
2006   3,012,477   11.26 to 11.79      34,930,562   1.40% to 1.95%      2.84%     -2.50%    to -1.96%
2005   2,672,785   11.55 to 12.03      31,684,920   1.40% to 1.95%      3.06%      2.39%    to  2.95%
2004     845,644   11.28 to 11.68       9,739,997   1.40% to 1.95%      1.33%     -0.73%    to -1.08%(9)
2003     151,344   11.40 to 11.42       1,727,262   1.55% to 1.95%      0.00%      2.14%(6) to  2.26%(6)
2002          --               --              --              --         --                      --

Cash Management Portfolio (Class 3)
2006   1,254,605   10.53 to 10.74      13,390,024   1.40% to 1.95%      0.82%      1.10%    to  1.65%
2005   1,160,549   10.41 to 10.56      12,194,941   1.40% to 1.95%      0.09%     -1.05%    to -0.50%
2004     618,067   10.52 to 10.61       6,541,352   1.40% to 1.95%      0.52%     -0.62%    to -1.97%(9)
2003      23,143   10.74 to 10.75         248,498   1.55% to 1.95%      0.00%     -0.77%(6) to -0.65%(6)
2002          --               --              --              --         --                      --

Focus Growth Portfolio (Class 3)
2006   3,839,654    7.77 to  8.10      30,961,443   1.40% to 1.95%      0.00%     18.60%    to 19.26%
2005   3,134,538    6.55 to  6.79(8)   21,200,125   1.40% to 1.95%      0.00%     -5.32%    to -4.80%
2004   1,197,522    6.92 to  7.13(8)    8,510,091   1.40% to 1.95%      0.00%      3.95%    to 26.03%(9)
2003       1,179    5.49 to  5.59           6,577   1.55% to 1.95%      0.00%      3.00%(6) to  4.86%(6)
2002          --               --             --              --         --                      --

Focus Growth and Income Portfolio (Class 3)
2006   2,736,422   10.11 to 10.51(8)   28,200,644   1.40% to 1.95%      0.12%     14.87%    to 15.51%
2005   2,458,873    8.80 to  9.10(8)   21,925,296   1.40% to 1.95%      0.00%      0.01%    to  0.56%
2004   1,023,866    8.80 to  9.05(8)    9,056,300   1.40% to 1.95%      0.00%      3.49%    to 19.89%(9)
2003      10,294    7.34 to  7.47          76,908   1.55% to 1.95%      0.00%      5.34%(6) to  7.20%(6)
2002          --               --              --              --         --                      --

Focus Value Portfolio (Class 3)
2006   1,931,692   15.48 to 16.14      30,982,110   1.40% to 1.95%      0.00%     18.39%    to 19.04%
2005   1,526,633   13.07 to 13.56      20,591,059   1.40% to 1.95%      0.63%      9.84%    to 10.45%
2004     449,774   11.90 to 12.28       5,497,137   1.40% to 1.95%      0.00%      5.59%    to 28.97%(9)
2003       1,793    9.23 to  9.37          16,771   1.55% to 1.95%      0.04%      9.36%(6) to 11.01%(6)
2002          --               --              --              --         --                      --

Focus TechNet Portfolio (Class 3)
2006   3,520,360    5.19 to  5.38(8)   19,308,090   1.40% to 1.95%      0.00%     29.24%    to 29.95%
2005   2,656,623    4.02 to  4.14(8)   11,262,544   1.40% to 1.95%      0.00%     -4.11%    to -3.55%
2004   1,038,166    4.19 to  4.29       4,580,878   1.40% to 1.95%      0.00%     11.26%    to 51.38%(9)
2003         127    2.77 to  2.81             354   1.55% to 1.95%      0.00%     14.71%(6) to 16.36%(6)
2002          --               --              --              --         --                      --

                          VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

5.   UNIT VALUES (Continued)

                       At April 30                             For the Year Ended April 30
       ------------------------------------------   -------------------------------------------------
                   Unit Fair Value                   Expense Ratio   Investment      Total Return
                      Lowest to        Net Assets       Lowest         Income          Lowest to
Year     Units     Highest ($) (7)        ($)       to Highest (1)    Ratio (2)       Highest (3)
----   ---------   ---------------    -----------   --------------   ----------   -------------------
Allocation Moderate Portfolio (Class 3)
2006   6,902,373   10.89 to 10.97      75,547,043   1.40% to 1.95%      1.16%     12.54%     to 13.16%
2005     906,466    9.68 to  9.69       8,781,684   1.40% to 1.95%      0.00%     -3.20%(10) to -3.09%(10)
2004          --               --              --              --         --                       --
2003          --               --              --              --         --                       --
2002          --               --              --              --         --                       --

Allocation Moderate Growth Portfolio (Class 3)
2006   9,886,182   11.15 to 11.22     110,723,237   1.40% to 1.95%      0.85%     15.81%     to 16.45%
2005     753,392    9.63 to  9.64       7,258,771   1.40% to 1.95%      0.00%     -3.74%(10) to -3.62%(10)
2004          --               --              --              --         --                       --
2003          --               --              --              --         --                       --
2002          --               --              --              --         --                       --

Allocation Growth Portfolio (Class 3)
2006   6,179,665   11.42 to 11.50      70,929,729   1.40% to 1.95%      0.46%     19.44%     to 20.10%
2005     793,312    9.56 to  9.58(8)    7,594,005   1.40% to 1.95%      0.00%     -4.35%(10) to -4.24%(10)
2004          --               --              --              --         --                       --
2003          --               --              --              --         --                       --
2002          --               --              --              --         --                       --

Allocation Balanced Portfolio (Class 3)
2006   3,942,190   10.62 to 10.69      42,060,300   1.40% to 1.95%      1.48%      9.09%     to  9.68%
2005     818,684    9.74 to  9.75       7,979,266   1.40% to 1.95%      0.00%     -2.62%(10) to -2.51%(10)
2004          --               --              --              --         --                       --
2003          --               --              --              --         --                       --
2002          --               --              --              --         --                       --

Strategic Fixed Income Portfolio (Class 3)
2006     977,564   10.14 to 10.22       9,971,624   1.40% to 1.95%      2.80%      5.05%     to  5.69%
2005     271,085    9.65 to  9.67       2,620,058   1.40% to 1.95%      0.00%     -3.45%(10) to -3.26%(10)
2004          --               --              --              --         --                       --
2003          --               --              --              --         --                       --
2002          --               --              --              --         --                       --

(1) These amounts represent the annualized contract expenses of the variable account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying investment portfolios have been excluded. For additional information on charges and deductions, see footnote 3.

(2) These amounts represent the dividends, excluding distributions of capital gains, received by the variable account from the underlying investment portfolio, net of management fees assessed by the portfolio manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the variable account is affected by the timing of the declaration of dividends by the underlying investment portfolio in which the variable account invests. The average net assets are calculated by adding ending net asset balances at the end of each month of the year and dividing it by the number of months that the portfolio had an ending asset balance during the year.

(3) These amounts represent the total return for the periods indicated, including changes in the value of the underlying investment portfolio, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. In 2004, the Separate Account adopted SOP 03-5, Financial Highlights of Separate Accounts: An Amendment to the Audit and Accounting Guide Audits of Investment Companies (the "SOP"). In accordance with the SOP, the total return range is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio. As such, some individual contract total returns are not within the range presented due to a variable account being added to a product during the year. Prior to 2004, the total return range of minimum and maximum values was calculated independently of the product groupings that produced the lowest and highest expense ratio.

(4)  For Period from October 4, 2001 (inception) to April 30, 2002.

                          VARIABLE ANNUITY ACCOUNT FIVE
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

5.   UNIT VALUES (Continued)

(5)  For Period from December 10, 2001 (inception) to April 30, 2002.

(6)  For Period from November 11, 2002 (inception) to April 30, 2003.

(7) In 2004, in accordance with the SOP, the unit fair value range is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio. As such, some individual contract unit values are not within the range presented due to differences in the unit fair value at the products launch date and other market conditions. Prior to 2004, the unit fair value range of minimum and maximum values was calculated independently of the product grouping that produced the lowest and highest expense ratio.

(8) Individual contract unit fair values are not all within the range presented due to differences in the unit fair value at a product's launch date and other market conditions.

(9) Individual contract total returns are not all within the total return range presented due to a variable account being added to a product during the year.

(10) For Period from February 14, 2005 (inception) to April 30, 2005.

                         AMERICAN HOME ASSURANCE COMPANY

                                NAIC CODE: 19380

                      STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                         AMERICAN HOME ASSURANCE COMPANY

                      STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                TABLE OF CONTENTS

Report of Independent Auditors ..............................   2
Statements of Admitted Assets................................   3
Statements of Liabilities, Capital and Surplus...............   4
Statements of Income and Changes in Capital and Surplus......   5
Statements of Cash Flow......................................   6
Notes to Statutory Basis Financial Statements................   7

                         REPORT OF INDEPENDENT AUDITORS

To the Board of Directors and Shareholder of American Home Assurance Company;

We have audited the accompanying statutory statements of admitted assets and liabilities, capital and surplus of American Home Assurance Company (the "Company") as of December 31, 2005 and 2004, and the related statutory statements of income and changes in capital and surplus, and of cash flow for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the Insurance Department of the State of New York, which practices differ from accounting principles generally accepted in the United States of America. The effects on the financial statements of the variances between the statutory basis of accounting and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

In our opinion, because of the effects of the matter discussed in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2005 and 2004, or the results of its operations or its cash flow for the years then ended.

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and surplus of the Company as of December 31, 2005 and 2004, and the results of its operations and its cash flows for the years then ended, on the basis of accounting described in Notes 1 and 2 to the financial statements.

PricewaterhouseCoopers LLP

New York, NY
April 27, 2006

                         AMERICAN HOME ASSURANCE COMPANY

                          STATEMENTS OF ADMITTED ASSETS

                                 STATUTORY BASIS

                        AS OF DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

AS OF DECEMBER 31,                                                                            2005         2004
------------------                                                                        -----------   -----------
Cash and Invested Assets:
   Bonds, principally at amortized cost (NAIC Market value: 2005 - $9,798,011;
      2004 - $8,209,551)                                                                  $ 9,663,980   $ 7,994,584
   Stocks:
   Common stocks, at NAIC market value (Cost: 2005 - $1,575,107;
      2004 - $1,374,734)                                                                    3,190,583     2,923,431
   Non-redeemable preferred stocks, at NAIC market value (Cost: 2005 - $539,993;
      2004 - $436,573)                                                                        542,438       457,594
   Other invested assets, primarily at equity (Cost: 2005 - $2,109,071; 2004 -
      $1,755,421)                                                                           2,261,269     1,822,492
   Securities lending collateral                                                              295,591       125,900
   Short-term investments, at amortized cost (approximates NAIC market value)                  95,534        18,537
   Cash                                                                                        22,494        70,458
   Receivable for securities                                                                  164,069        99,399
                                                                                          -----------   -----------
      TOTAL CASH AND INVESTED ASSETS                                                       16,235,958    13,512,395
                                                                                          -----------   -----------

Investment income due and accrued                                                             234,067       153,754
Agents' balances or uncollected premiums:
   Premiums in course of collection                                                           823,180       614,120
   Premiums and installments booked but deferred and not yet due                            1,383,624     1,152,479
   Accrued retrospective premiums                                                              27,758         7,717
Amounts billed and receivable from high deductible policies                                   315,772       367,174
Reinsurance recoverable on loss payments                                                      399,204       245,992
Funds held by or deposited with reinsurers                                                     23,948       161,437
Deposit accounting assets                                                                   1,336,343     1,638,716
Deposit accounting assets - funds held                                                        432,987       424,685
Federal and foreign income taxes recoverable from parent                                      794,462       575,690
Net deferred tax assets                                                                       308,507       322,785
Equities in underwriting pools and associations                                               577,679       498,433
Electronic data processing equipment, less accumulated depreciation                            93,882        90,770
Receivable from parent, subsidiaries and affiliates                                         1,640,093       430,318
Other admitted assets                                                                         178,400       371,907
                                                                                          -----------   -----------
      TOTAL ADMITTED ASSETS                                                               $24,805,864   $20,568,372
                                                                                          ===========   ===========

                See Notes to Statutory Basis Financial Statements

                         AMERICAN HOME ASSURANCE COMPANY

                 STATEMENTS OF LIABILITIES, CAPITAL AND SURPLUS

                                 STATUTORY BASIS

                        AS OF DECEMBER 31, 2005 AND 2004

                    (000'S OMITTED EXCEPT SHARE INFORMATION)

AS OF DECEMBER 31,                                                   2005          2004
------------------                                               -----------   -----------
                         Liabilities

Reserves for losses and loss adjustment expenses                 $11,620,078   $ 9,357,799
Unearned premiums                                                  4,334,485     4,136,808
Commissions, premium taxes, and other expenses payable               118,273       140,332
Reinsurance payable on paid loss and loss adjustment expenses        145,544       259,375
Funds held by company under reinsurance treaties                     255,848       261,469
Provision for reinsurance                                            210,152       376,738
Ceded reinsurance premiums payable, net of ceding commissions        431,565        74,708
Amounts withheld or retained by company for account of others         31,331        41,058
Payable to parent, subsidiaries and affiliates                        33,968       346,919
Policyholder funds on deposit                                         12,578        20,862
Loss clearing                                                         13,610         8,665
Liability for pension and severance pay                                4,945         4,882
Retroactive reinsurance reserves - assumed                            32,893        10,677
Retroactive reinsurance reserves - ceded                             (65,044)      (81,536)
Deposit accounting liabilities                                       486,910       465,475
Deposit accounting liabilities - funds held                        1,006,426     1,089,396
Securities lending payable                                           295,591       125,900
Collateral deposit liability                                         505,755       458,938
Other liabilities                                                    281,304       130,566
                                                                 -----------   -----------
   TOTAL LIABILITIES                                              19,756,213    17,229,032
                                                                 -----------   -----------

                     Capital and Surplus

Common capital stock, $15.00 par value, 1,758,158 shares
   authorized, 1,695,054 shares issued and outstanding                25,426        25,426
Capital in excess of par value                                     2,779,526       702,746
Unassigned surplus                                                 2,176,592     2,529,590
Special surplus funds from retroactive reinsurance                    68,107        81,578
                                                                 -----------   -----------
   TOTAL CAPITAL AND SURPLUS                                       5,049,651     3,339,340
                                                                 -----------   -----------
   TOTAL LIABILITIES, CAPITAL, AND SURPLUS                       $24,805,864   $20,568,372
                                                                 ===========   ===========

                See Notes to Statutory Basis Financial Statements

                         AMERICAN HOME ASSURANCE COMPANY

             STATEMENTS OF INCOME AND CHANGES IN CAPITAL AND SURPLUS

                                 STATUTORY BASIS

                 FOR THE YEARS ENDED DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

FOR THE YEARS ENDED DECEMBER 31,                                    2005         2004
--------------------------------                                -----------   ----------
                     Statements of Income

Underwriting Income:
  Premiums earned                                               $ 7,045,820   $6,522,744
                                                                -----------   ----------
Underwriting Deductions:
  Losses incurred                                                 5,406,410    4,766,133
  Loss adjustment expenses incurred                               1,098,644      730,780
  Other underwriting expenses incurred                            1,584,477    1,424,929
                                                                -----------   ----------
Total Underwriting Deductions                                     8,089,531    6,921,842
                                                                -----------   ----------
NET UNDERWRITING LOSS                                            (1,043,711)    (399,097)
                                                                -----------   ----------
Investment Income:
  Net investment income earned                                      630,678      419,418
  Net realized capital gains (net of capital gains taxes:
    2005 - $20,492; 2004- $13,604)                                   38,055       25,265
                                                                -----------   ----------
NET INVESTMENT GAIN                                                 668,733      444,683
                                                                -----------   ----------
Net loss from agents' or premium balances charged-off              (145,742)     (42,783)
Other gain                                                           91,947       37,322
                                                                -----------   ----------
NET INCOME (LOSS) AFTER CAPITAL GAINS TAXES AND BEFORE
   FEDERAL INCOME TAXES                                            (428,773)      40,125
Federal income tax (benefit) expense                               (243,047)      86,311
                                                                -----------   ----------
    NET LOSS                                                    $  (185,726)  $  (46,187)
                                                                ===========   ==========

                Changes in Capital and Surplus

Capital and Surplus, as of December 31, Previous Year           $ 3,339,340   $3,621,899
  Adjustment to beginning surplus                                  (211,984)    (588,401)
                                                                -----------   ----------
CAPITAL AND SURPLUS, AS OF JANUARY 1,                             3,127,356    3,033,498
                                                                -----------   ----------
Changes in Capital and Surplus:
  Net loss                                                         (185,726)     (46,187)
  Change in net unrealized capital gains [net of capital
     gains taxes: 2005 - $13,354; 2004 - ($92,280)]                 164,444      268,660
  Change in net deferred income tax                                 112,728      455,352
  Change in non-admitted assets                                    (322,775)    (345,908)
  Change in provision for reinsurance                               166,585       (7,795)
  Paid in capital and surplus                                     2,076,780      157,948
  Cash dividends to stockholder                                     (31,732)     (63,464)
  Other surplus adjustments                                               -     (149,132)
  Foreign exchange translation                                      (58,009)      36,367
                                                                -----------   ----------
    TOTAL CHANGES IN CAPITAL AND SURPLUS                          1,922,296      305,842
                                                                -----------   ----------
CAPITAL AND SURPLUS, DECEMBER 31,                               $ 5,049,651   $3,339,340
                                                                ===========   ==========

                See Notes to Statutory Basis Financial Statements

                         AMERICAN HOME ASSURANCE COMPANY

                             STATEMENTS OF CASH FLOW

                                 STATUTORY BASIS

                 FOR THE YEARS ENDED DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

FOR THE YEARS ENDED DECEMBER 31,                                  2005          2004
--------------------------------                              -----------   -----------
                    Cash From Operations

Premiums collected, net of reinsurance                        $ 7,143,463   $ 7,080,889
Net investment income                                             604,156       436,057
Miscellaneous income                                              (53,776)       (4,928)
                                                              -----------   -----------
   SUB-TOTAL                                                    7,693,843     7,512,017
                                                              -----------   -----------
Benefit and loss related payments                               3,809,181        13,777
Commission and other expense paid                               2,171,077     1,930,945
Dividends paid to policyholders                                       878           601
Change in federal and foreign income taxes                         (3,783)      618,202
                                                              -----------   -----------
   NET CASH FROM OPERATIONS                                     1,716,490     4,948,492
                                                              -----------   -----------
                   Cash From Investments

Proceeds from investments sold, matured, or repaid
   Bonds                                                        4,129,223     3,286,111
   Stocks                                                       2,795,546     2,427,404
   Other                                                        3,042,793     4,128,503
                                                              -----------   -----------
   TOTAL PROCEEDS FROM INVESTMENTS SOLD, MATURED, OR REPAID     9,967,562     9,842,018
                                                              -----------   -----------
Cost of Investments Acquired
   Bonds                                                        5,803,573     5,267,295
   Stocks                                                       3,071,743     2,513,100
   Other                                                        3,630,931     4,462,157
                                                              -----------   -----------
   TOTAL COST OF INVESTMENT ACQUIRED                           12,506,247    12,242,551
                                                              -----------   -----------
   NET CASH (USED IN) INVESTING ACTIVITIES                     (2,538,684)   (2,400,533)
                                                              -----------   -----------
       Cash From Financing and Miscellaneous Sources

Capital and Surplus paid-in, less treasury stock                  750,000       157,948
Dividends to stockholder                                          (47,598)      (63,464)
Net deposit on deposit-type contracts and other insurance        (285,727)     (641,968)
Other                                                             434,553    (2,022,900)
                                                              -----------   -----------
   NET CASH PROVIDED FROM (USED IN) FINANCING ACTIVITIES          851,228    (2,570,384)
                                                              -----------   -----------
   NET CHANGE IN CASH AND SHORT-TERM INVESTMENTS                   29,034       (22,425)

Cash and short-term Investments:
   Beginning of year                                               88,995       111,419
                                                              -----------   -----------
   END OF YEAR                                                $   118,028   $    88,995
                                                              ===========   ===========

                See Notes to Statutory Basis Financial Statements

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT STATUTORY BASIS ACCOUNTING POLICIES

A.   ORGANIZATION

     The American Home Assurance Company ("AHAC" or the "Company") is a direct wholly-owned subsidiary of the American International Group, Inc. (the "Parent" or "AIG").

     The Company writes substantially all lines of property and casualty insurance with an emphasis on U.S. commercial business. In addition to writing substantially all classes of business insurance, including large commercial or industrial property insurance, excess liability, inland marine, environmental, workers' compensation and excess and umbrella coverages, the Company offers many specialized forms of insurance such as aviation, accident and health, equipment breakdown, directors and officers liability (D&O), difference in conditions, kidnap-ransom, export credit and political risk, and various types of errors and omissions coverages. Through AIG's risk management operation, the Company provides insurance and risk management programs to large corporate customers, while through AIG's risk finance operation the Company is a leading provider in customized structured products.

     The accompanying financial statements include the Company's U.S. operation and its Japan branch.

     The Company accepts business mainly from insurance brokers, enabling selection of specialized markets and retention of underwriting control. Any licensed insurance broker is able to submit business to the Company, but such broker usually has no authority to commit the Company to accept the risk. In addition, the Company utilizes certain managing general agents and third party administrators for policy issuance and administration, underwriting, and claims adjustment services.

     The Company has significant transactions with the Parent and affiliates. In addition, the Company participates in an intercompany pooling agreement with certain affiliated companies (see Note 5).

B.   SUMMARY OF SIGNIFICANT STATUTORY BASIS ACCOUNTING POLICIES

     PRESCRIBED OR PERMITTED STATUTORY ACCOUNTING PRACTICES:

     The accompanying financial statements of the Company have been prepared in conformity with accounting practices prescribed or permitted by the Insurance Department of the State of New York.

     The Insurance Department of the State of New York recognizes only statutory accounting practices prescribed or permitted by the State of New York for determining and reporting the financial position and results of operations of an insurance company and for the purpose of determining its solvency under the New York Insurance Law. The National Association of Insurance Commissioners Accounting Practices and Procedures Manual ("NAIC SAP") has been adopted as a component of prescribed practices by the State of New York. The Commissioner of Insurance has the right to permit other specific practices that deviate from prescribed practices.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)


     The Insurance Department of the State of New York has adopted the following accounting practices that differ from those found in NAIC SAP; specifically the prescribed practices of (1) discounting workers' compensation reserves on a non-tabular basis; in NAIC SAP, discounting of reserves is not permitted on a non-tabular basis; (2) under NAIC SAP, Electronic Data Processing (EDP) assets are admitted; only applicable software is non-admitted; and, (3) New York regulation 20 reinsurance credits for calculating the provision for unauthorized reinsurance; in NAIC SAP, New York Regulation 20 credits are not permitted.

     A reconciliation of the Company's net income and capital and surplus between NAIC SAP and practices prescribed and permitted by the State of New York is shown below:

     DECEMBER 31,                                 2005         2004
     ------------                              ----------   ----------
     NET LOSS, NEW YORK INSURANCE DEPARTMENT   $ (185,726)  $  (46,187)
     State Practices - (Deduction) Income:
        Non-Tabular Discounting                   (31,431)     (44,160)
                                              ----------   ----------
     NET LOSS, NAIC SAP                        $ (217,157)  $  (90,347)
                                               ==========   ==========
     STATUTORY SURPLUS, NEW YORK INSURANCE
        DEPARTMENT                             $5,049,651   $3,339,340
     State Practices - (Charge) Credit:
        Non-Tabular Discounting                  (212,605)    (181,174)
        EDP equipment and software                (93,881)     (90,731)
        Reinsurance Credits                      (208,499)    (192,015)
                                               ----------   ----------
     STATUTORY SURPLUS, NAIC SAP               $4,534,666   $2,875,420
                                               ==========   ==========

     In addition to the aforementioned matters, the Commissioner has permitted the Company to utilize the independent audit of the Company's Parent (the consolidated upstream holding company) to support the requirement for audited U.S. GAAP equity of the investments in non insurance and foreign insurance entities. The Commissioner has also permitted the Company to utilize audited financial statements prepared on a basis of accounting other than U.S. GAAP to value investments in joint ventures, limited partnerships and hedge funds.

     As agreed with the Company's domiciliary state, investments in publicly traded affiliated common stocks are accounted for at the quoted market value less a discount as prescribed by NAIC SAP.

     STATUTORY ACCOUNTING PRACTICES AND GENERALLY ACCEPTED ACCOUNTING
     PRINCIPLES:

     NAIC SAP is a comprehensive basis of accounting other than accounting principles generally accepted in the United States of America ("GAAP"). NAIC SAP varies in certain respects from GAAP. A description of these accounting differences is set forth below:

     Under GAAP:

     a. Costs incidental to acquiring business related to premiums written and costs allowed by assuming reinsurers related to premiums ceded are deferred and amortized over the periods covered by the underlying policies or reinsurance agreements;

     b. Statutory basis reserves, such as non-admitted assets and unauthorized reinsurance are restored to surplus;

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

     c. The equity in earnings of affiliates with ownership between 20.0% and 50.0% is included in net income, and investments in subsidiaries with greater than 50.0% ownership are consolidated;

     d.   Estimated undeclared dividends to policyholders are accrued;

     e. The reserves for losses and loss adjustment expense (LAE) and unearned premium reserves are presented gross of ceded reinsurance by establishing a reinsurance asset;

     f. Debt and equity securities deemed to be available for sale and trading securities are reported at fair value. The difference between cost and fair value of securities available for sale is reflected net of related deferred income tax, as a separate component of accumulated other comprehensive income in shareholder's equity. For trading securities, the difference between cost and fair value is included in income, while securities held to maturity are valued at amortized cost;

     g. Direct written premium contracts that do not have sufficient risk transfer are treated as deposit accounting liabilities;

     h. Insurance and reinsurance contracts recorded as retroactive retain insurance accounting treatment if they pass the risk transfer test. If risk transfer is not met, no insurance accounting treatment is permitted. All income is then recognized based upon either the interest or recovery method; and

     i. Deferred federal income taxes are provided for temporary differences for the expected future tax consequences of events that have been recognized in the Company's financial statements. The provision for deferred income taxes is reported in the income statement.

     Under NAIC SAP:

     a. Costs incidental to acquiring business related to premiums written and costs allowed by assuming reinsurers related to premiums ceded are immediately expensed;

     b. Statutory basis reserves, such as non-admitted assets and unauthorized reinsurance are charged directly to surplus;

     c. Subsidiaries are not consolidated. The equity in earnings of affiliates is included in unrealized appreciation/(depreciation) of investments which is reported directly in surplus. Dividends are reported as investment income;

     d.   Declared dividends to policyholders are accrued;

     e. The reserve for losses and LAE and unearned premium reserves are presented net of ceded reinsurance;

     f. NAIC investment grade debt securities are reported at amortized cost, while NAIC non-investment grade debt securities (NAIC rated 4-6) are reported at lower of cost or market;

     g. Direct written premium contracts are reported as insurance as long as policies are issued in accordance with insurance requirements;

     h. Insurance and reinsurance contracts deemed to be retroactive receive special accounting treatment. Gains or losses are recognized in the income statement and surplus is segregated by the ceding entity to the extent of gains realized; and

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

     i. Deferred federal income taxes are provided for temporary differences for the expected future tax consequences of events that have been recognized in the Company's financial statements. Changes in deferred income taxes are charged directly to surplus and have no impact on statutory earnings. The admissibility of deferred tax assets is limited by statutory guidance.

     The effects on the financial statements of the variances between the statutory basis of accounting and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

     SIGNIFICANT STATUTORY ACCOUNTING PRACTICES:

     A summary of the Company's significant statutory accounting practices are as follows:

     USE OF ESTIMATES: The preparation of financial statements in conformity with accounting practices prescribed or permitted by the State of New York requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. On an ongoing basis, the Company evaluates all of its estimates and assumptions. It also requires disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from management's estimates.

     INVESTED ASSETS: The Company's invested assets are accounted for as follows:

     - Short-term Investments: The Company considers all highly liquid debt securities with maturities of greater than three months but less than twelve months from the date of purchase to be short-term investments. Short-term investments are carried at amortized cost which approximates NAIC market value (as designated by the NAIC Securities Valuation Office).

     - Bonds: Bonds with an NAIC designation of 1 to 3 are carried at amortized cost using the scientific method. Bonds with an NAIC designation of 4 to 6 are carried at the lower of amortized cost or the NAIC-designated market value. Bonds that are determined to have an other-than-temporary decline in value are written down to fair value as the new cost basis, with the corresponding charge to Net Realized Capital Gains as a realized loss.

          Mortgage-backed securities are carried at amortized cost and generally are more likely to be prepaid than other fixed maturities. As of December 31, 2005 and 2004, the NAIC market value of the Company's mortgage-backed securities approximated $165,005 and $178,991, respectively. Mortgage-backed securities include prepayment assumptions used at the purchase date and valuation changes caused by changes in estimated cash flows and are valued using the retrospective method. Prepayment assumptions were obtained from broker surveys.

     - Common and Preferred Stocks: Unaffiliated common stocks are carried principally at market value. Perpetual preferred stocks with an NAIC rating of P1 or P2 are carried at market value. Redeemable preferred stocks with an NAIC rating of RP1 or RP2 that are subject to a 100.0% mandatory sinking fund are carried at amortized cost. All below investment grade preferred stocks are carried at the lower of amortized cost or NAIC designated market values.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

          Investments in affiliates for which the Company's ownership interest (including ownership interest of the Parent and its subsidiaries) is less than 85.0%, and whose securities are traded on one of the three major U.S. exchanges, are included in common stock at the quoted market value less a discount as prescribed by NAIC SAP. The discount rate is approximately 23.0%. Other investments in affiliates are included in common stocks based on the net worth of the entity.

     - Other Invested Assets: Other invested assets consist primarily of investments in joint venture and partnerships. Joint venture and partnership investments are accounted for under the equity method, based on the most recent financial statements of the entity. Changes in carrying value are being recorded as unrealized gains or losses. Investments in joint venture and partnerships that are determined to have an other-than-temporary decline in value are written down to fair value as the new cost basis, with the corresponding charge to Net Realized Capital Gains as a realized loss. The intermediate bond mutual fund, owned by AIG, is carried principally at the NAIC designated market value and the unrealized gain or loss reported as unassigned surplus.

     - Derivatives: Foreign exchange forward contracts are derivatives whereby the Company agrees to exchange a specific amount of one currency for the specific amount of another currency at a date in the future. Foreign exchange contracts are entered into in order to manage exposure to changes in the foreign exchange rates related to long-term foreign denominated bonds held by the Company. The contracts are usually one to three months in duration and are marked to market every month using publicly obtained foreign exchange rates. When the contract expires, realized gains and losses are recorded in investment income.

          Options purchased are included in Other Invested Assets on the Company's Statements of Admitted Assets. Options are carried at market value. Options written are reported in Other Liabilities on the Statements of Liabilities, Capital and Surplus. Realized gains or losses on the disposition of options are determined on the basis of specific identification and are included in income.

          Futures are exchange contracts whereby the Company agrees to buy a specific amount of an underlying security (usually an equity index) at a specific price in the future. Throughout the term of the contract, the change in the underlying security's price in the future is calculated each business day, and the gain or loss is transferred in cash to or from the counterparty. When the future position is closed out or expires, a final payment is made. The daily mark-to-market payments are accounted for as realized gains or losses.

          The Company does not use hedge accounting for its derivatives.

          Any change in unrealized gains or losses on options purchased or written are credited or charged to unassigned surplus.

     - Net Investment Gains (Losses): Net investment gains (losses) consists of net investment income earned and realized gains or losses from the disposition of investments. Net investment income earned includes accrued interest, accrued dividends and distributions from partnerships and joint ventures. Investment income is recorded as earned. Realized gains or losses on the disposition of investments are determined on the basis of the specific identification.

     - Unrealized Gains (Losses): Unrealized gains (losses) on all stocks, bonds carried at NAIC designated values, joint venture, partnerships, derivatives, and foreign currency translation are credited or charged to unassigned surplus.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

     REVENUE RECOGNITION: Direct written premiums contracts are primarily earned on a pro-rata basis over the terms of the policies to which they relate. Accordingly, unearned premiums represent the portion of premiums written which is applicable to the unexpired terms of policies in force. Ceded premiums are amortized into income over the contract period in proportion to the protection received.

     Premium estimates for retrospectively rated policies are recognized within the periods in which the related losses are incurred. In accordance with NAIC Statement on Statutory Accounting Practices (SSAP) No. 66 entitled Retrospectively Rated Contracts, the Company estimates accrued retrospectively rated premium adjustments by using the application of historical ratios of retrospective rated premium development. The Company records accrued retrospectively rated premiums as an adjustment to earned premiums. In connection therewith, as of December 31, 2005 and 2004, accrued premiums related to the Company's retrospectively rated contracts amounted to $27,758 and $7,717, respectively, net of non-admitted premium balances of $3,084 and $857 respectively.

     Adjustments to premiums for changes in the level of exposure to insurance risk are generally determined based upon audits conducted after the policy expiration date. In accordance with SSAP No. 53 entitled Property and Casualty Contracts - Premiums, the Company records these estimates [commonly known as Earned But Unbilled (EBUB) Premiums] as an adjustment to written premium, and earns these premiums immediately. For premium adjustments that result in a return of premium to the policyholder, the Company immediately reduces earned premiums. When the EBUB premium exceeds the amount of collateral held, a non-admitted asset (equivalent to 10.0% of this excess amount) is recorded.

     In accordance with SSAP No. 53, the Company reviews its ultimate losses in respect to its premium reserves. A liability is established if the premium reserves are not sufficient to cover the ultimate loss projection and associated acquisition expenses. Investment income is not considered in the calculation.

     For certain lines of business for which the insurance policy is issued on a claims-made basis, the Company offers to its insureds the option to purchase an extended reporting endorsement (commonly referred to as Tail Coverage), which permits the extended reporting of insured events after the termination of the claims made contract. Extended reporting endorsements modify the exposure period of the underlying contract and can be for a defined period (e.g., six months, one year, five years) or an indefinite period. For defined reporting periods, premiums are earned over the term of the fixed period. For indefinite reporting periods, premiums are fully earned and loss and LAE liabilities associated with the unreported claims are recognized immediately.

     REINSURANCE: Ceded premiums, commissions, expense reimbursements and reserves related to ceded business are accounted for on a basis consistent with that used in accounting for the original contracts issued and the terms of the reinsurance contract. Ceded premiums have been reported as a reduction of premium earned. Amounts applicable to ceded reinsurance for unearned premium reserves, and reserves for losses and LAE have been reported as a reduction of these items, and expense allowances received in connection with ceded reinsurance are accounted for as a reduction of the related acquisition cost.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

     RETROACTIVE REINSURANCE: Retroactive reinsurance reserves are shown separately in the balance sheet. Gains or losses are recognized in the income statement. Surplus gains are reported as segregated unassigned funds (surplus) until the actual retroactive reinsurance recovered exceeds the consideration paid.

     As agreed with the Company's domiciliary state, the Company analyzed the status of all reinsurance treaties entered into on or after January 1, 1994 for which ceded reserves as of December 31, 2004 (including IBNR) exceeded $100 for compliance with the nine month rule as prescribed in SSAP No. 62, entitled Property and Casualty Reinsurance. Any such treaties for which the documentation required by SSAP No. 62 did not exist were reclassified as retroactive, with appropriate adjustments to underwriting accounts and unassigned surplus. Treaties entered into prior to January 1, 2005 for which such documentation is contained in the Company's files retained prospective treatment, irrespective of whether such documentation was executed within nine months of the treaty's effective date in accordance with agreements reached with the Domiciliary Insurance Department.

     DEPOSIT ACCOUNTING: All assumed and ceded reinsurance contracts which the Company determines do not transfer a sufficient amount of insurance risk are recorded as deposit accounting transactions in accordance with SSAP No. 62 and SSAP No. 75 entitled Reinsurance Deposit Accounting An Amendment to SSAP No. 62, Property and Casualty Reinsurance.

     As agreed with the Company's domiciliary state, direct insurance transactions whereby the Company determines there was insufficient risk transfer, other than those where a policy was issued (a) in respect of the insured's requirement for evidence of coverage pursuant to applicable statutes (insurance statutes or otherwise), contractual terms or normal business practices, (b) in respect of an excess insurer's requirement for an underlying primary insurance policy in lieu of self insurance, or (c) in compliance with filed forms, rates and/or rating plans, are recorded as deposit accounting arrangements.

     FOREIGN PROPERTY CASUALTY BUSINESS: As agreed with the Company's domiciliary state, the Company will continue to follow the current presentation practices relating to its foreign branches and participation in the business of the American International Underwriters Overseas Association (AIUOA). See Note 5 for a description of AIUOA pooling arrangement and related financial statement presentation.

     COMMISSIONS AND OTHER UNDERWRITING EXPENSES: Commissions, premium taxes, and certain other underwriting expenses related to premiums written are charged to income at the time the premiums are written and are included in Other Underwriting Expenses Incurred. In accordance with SSAP No. 62, the Company records a liability for reinsurance ceding commissions recorded in excess of acquisition costs. The liability is earned over the terms of the underlying policies.

     RESERVES FOR LOSSES AND LAE: The reserves for losses and LAE, including incurred but not reported (IBNR) losses, are determined on the basis of actuarial specialists' evaluations and other estimates, including historical loss experience. The methods of making such estimates and for establishing the resulting reserves are continually reviewed and updated, and any resulting adjustments are recorded in the current period. Accordingly, losses and LAE are charged to income as incurred. Amounts recoverable from reinsurers are estimated in a manner consistent with the claim liability associated with the reinsured policy.

     The Company discounts its loss reserves on workers' compensation claims.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

     The calculation of the Company's tabular discount is based upon the 1979-81 Decennial Mortality Table, and applying a 3.5% interest rate. Loss reserves (net of reinsurance) subject to the tabular discounting were $1,671,598 and $1,348,754, as of December 31, 2005 and 2004, respectively. As of December 31, 2005 and 2004, the Company's tabular discount amounted to $184,289 and $143,688, respectively, all of which were applied against the Company's case reserves.

     The calculation of the Company's non-tabular discount is based upon the Company's own payout pattern and a 5.0% interest rate as prescribed by the Insurance Department of the State of New York. Loss and LAE reserves (net of reinsurance) subject to the non-tabular discounting were $1,487,309 and $1,205,066, as of December 31, 2005 and 2004, respectively. As of December 31, 2005 and 2004, the Company's non-tabular discount amounted to $212,605 and $181,174, respectively, all of which were applied against the Company's case reserves.

     FOREIGN EXCHANGE: Assets and liabilities denominated in foreign currencies are translated at the rate of exchange in effect at the close of the reporting period. Unrealized gains and losses from translating balances from foreign currency into United States currency are recorded as adjustments to surplus. Gains and losses resulting from foreign currency transactions are included in income.

     STATUTORY BASIS RESERVES: Certain required statutory basis reserves, principally the provision for reinsurance, are charged to surplus and reflected as a liability of the Company.

     POLICYHOLDERS' DIVIDENDS: Dividends to policyholders are charged to income as declared.

     CAPITAL AND SURPLUS: Common capital stock and capital in excess of par value represents amounts received by the Company in exchange for shares issued. The common capital stock represents the number of shares issued multiplied by par value per share. Capital in excess of par value represents the value received by the Company in excess of the par value per share.

     NON-ADMITTED ASSETS: Certain assets, principally leasehold improvements, certain overdue agents' balances, prepaid expenses and certain deferred taxes that exceed statutory guidance are designated as Non-admitted Assets and are directly charged to Unassigned Surplus. Leasehold improvements are amortized over the lesser of the remaining lease term or the estimated useful life of the leasehold improvement. In connection therewith, for the years ended December 31, 2005 and 2004, depreciation and amortization expense amounted to $24,616 and $17,060, respectively.

     RECLASSIFICATIONS: Certain balances contained in the 2004 financial statements have been reclassified to conform with the current year's presentation.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

NOTE 2 - ACCOUNTING ADJUSTMENTS TO STATUTORY BASIS FINANCIAL STATEMENTS

A.   ACCOUNTING ADJUSTMENTS TO 2005 STATUTORY BASIS FINANCIAL STATEMENTS

     During 2005, the Company dedicated significant effort to the resolution of previously identified weaknesses in internal controls over balance sheet reconciliations. As a result of these remediation efforts, management concluded that certain adjustments should be made to the assets, liabilities, net income and unassigned surplus as reported in the Company's 2004 amended Annual Statement. The adjustments resulted in an after tax statutory charge of $211,984. In accordance with SSAP No. 3 entitled Accounting Changes and Correction of Errors, the Company reported the impact to its 2004 and prior unassigned surplus as an adjustment to unassigned surplus as of January 1, 2005.

     CAPITAL AND SURPLUS, AS OF DECEMBER 31, 2004        $3,339,340

     Adjustments to Beginning Capital and Surplus:

       Asset realization                                   (229,448)
       Revenue recognition                                  (65,075)
                                                         ----------
          TOTAL ADJUSTMENTS TO BEGINNING CAPITAL
             AND SURPLUS, BEFORE FEDERAL INCOME TAXES      (294,523)

       Current federal income taxes                          22,311
       Deferred income taxes                                 60,228
                                                         ----------
          TOTAL ADJUSTMENTS TO BEGINNING CAPITAL
             AND SURPLUS, AFTER FEDERAL INCOME TAXES     $ (211,984)
                                                         ----------
     CAPITAL AND SURPLUS, AS OF JANUARY 1, 2005          $3,127,356
                                                         ==========

     An explanation for each of the adjustments for prior period corrections is described below:

     1. ASSET REALIZATION: As a result of the remediation of the internal control weaknesses related to the balance sheet reconciliations, a further review was performed of the Company's allowance for doubtful accounts and other accruals. Based on this review, the Company determined that the allowances related to certain premium receivable, reinsurance recoverable and other asset accounts were not sufficient. The adjustment has established additional allowances for these items.

     2. REVENUE RECOGNITION: As a result of the remediation of the internal control weaknesses related to the Company's revenue recognition policies, a further review was performed by the Company that resulted in revisions to revenues that were recognized in prior periods related to certain long duration environmental insurance contracts.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

B.   ACCOUNTING ADJUSTMENTS TO 2004 STATUTORY BASIS FINANCIAL STATEMENTS

     As a result of regulatory inquiries into certain transactions, AIG conducted an internal review of information and certain transactions from January 2000 to May 2005. As part of the internal review, the Company reviewed the statutory accounting treatment for matters identified during the internal review and concluded that certain transactions required adjustment.

     An agreement was reached with the Company's domiciliary state to re-file its 2004 annual statement using the methodology prescribed under Statements of Statutory Accounting Principles SSAP No. 3. In applying this methodology, the Company has reflected the impact (in the amount of $588,401) to its 2003 and prior unassigned surplus as a prior period correction adjustment to unassigned surplus as of January 1, 2004.

     A reconciliation of the Company's unassigned surplus balance from December 31, 2003 to January 1, 2004, taking into consideration these prior period adjustments, is outlined in the table below:

     TOTAL CAPITAL AND SURPLUS, DECEMBER 31, 2003              $3,621,899

     Adjustments to beginning capital and surplus:

     1. Risk Transfer (Union Excess, Richmond and other)         (431,414)
     2. Coventry                                                  (15,932)
     3. Loss Reserves                                             (74,880)
     4. DBG Analysis                                              (53,316)
     5. Other Adjustments                                         (12,859)
                                                               ----------
     TOTAL ADJUSTMENTS TO BEGINNING CAPITAL AND SURPLUS          (588,401)
                                                               ----------
     TOTAL CAPITAL AND SURPLUS, AS OF JANUARY 1, 2004          $3,033,498
                                                               ==========

     The above reconciliation of the Company's unassigned surplus at January 1, 2004 is presented net of income taxes. The Company has evaluated any deferred income taxes arising from these adjustments for admissibility in accordance with NAIC SAP.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

     An explanation of each of the accounting adjustments included in the reconciliation above are discussed below:

     1. RISK TRANSFER (UNION EXCESS, RICHMOND AND OTHER): Reinsurance ceded to Union Excess Reinsurance Company, Ltd. (Union Excess), a Barbados-domiciled reinsurer, Richmond Insurance Company, Ltd. (Richmond), a Bermuda-based reinsurance holding company, and some other insurance and reinsurance transactions were adjusted to deposit accounting due to insufficient risk transfer in accordance with SSAP No. 62 and SSAP No. 75.

     2. COVENTRY: Life settlements are designed to assist life insurance policyholders to monetize the existing value of life insurance policies. The Company has determined, in light of new information not available to management of the Company at the time the initial accounting determination was made, that the accounting for these transactions as insurance and reinsurance was a misapplication of statutory accounting and such transactions have been reversed in the Company's financial statements. This adjustment results in AIG's entire investment in life settlements being accounted for as a collateral loan in accordance with SSAP No. 21 entitled Other Admitted Assets.

     3. LOSS RESERVES: The Company determined that the unsupported changes in reserves independently from the actuarial process constituted errors which have been adjusted accordingly.

     4. DOMESTIC BROKERAGE GROUP DBG ANALYSIS: The Company has determined that allowances related to certain premium receivable, reinsurance recoverable and other assets were not sufficient. The adjustment has established additional allowances for these items.

     5. OTHER ADJUSTMENTS: The Company has summarized other miscellaneous adjustments that individually did not have a significant impact on the adjustment of its statutory financial statements.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

NOTE 3 - INVESTMENTS

The amortized cost and NAIC market values* of the Company's bond investments at December 31, 2005 and 2004 are outlined in the table below:

                                                                                   GROSS        GROSS       NAIC *
                                                                    AMORTIZED   UNREALIZED   UNREALIZED     MARKET
                                                                      COST         GAINS       LOSSES        VALUE
                                                                   ----------   ----------   ----------   ----------
AS OF DECEMBER 31, 2005
   U.S. governments                                                $  339,230    $  1,331      $ 4,491    $  336,070
   All other governments                                            1,030,463       5,491        4,015     1,031,939
   States, territories and possessions                              1,437,180      25,194        4,641     1,457,733
   Political subdivisions of states, territories and possessions    1,971,726      34,761        2,780     2,003,707
   Special revenue and special assessment obligations and all non-guaranteed obligations of agencies and authorities and
   their political subdivisions                                     4,242,687      78,602        6,193     4,315,096
   Public utilities                                                    46,234         634          226        46,642
   Industrial and miscellaneous                                       596,460      13,179        2,815       606,824
                                                                   ----------    --------      -------    ----------
      TOTAL BONDS, AS OF DECEMBER 31, 2005                         $9,663,980    $159,192      $25,161    $9,798,011
                                                                   ==========    ========      =======    ==========
AS OF DECEMBER 31, 2004
   U.S. governments                                                $  409,872    $  2,471      $ 3,542    $  408,801
   All other governments                                              696,857       4,848          377       701,328
   States, territories and possessions                              1,495,488      31,687        2,075     1,525,100
   Political subdivisions of states, territories and possessions    1,218,335      33,096        1,324     1,250,107
   Special revenue and special assessment obligation and all
   non-guaranteed obligations of agencies and authorities and
   their political subdivisions                                     3,642,185     137,274        3,314     3,776,145
   Public utilities                                                    33,300         776           46        34,030
   Industrial and miscellaneous                                       498,547      15,663          170       514,040
                                                                   ----------    --------      -------    ----------
      TOTAL BONDS, AS OF DECEMBER 31, 2004                         $7,994,584    $225,815      $10,848    $8,209,551
                                                                   ==========    ========      =======    ==========

As of December 31, 2005 and 2004, the actual fair market value principally priced by Interactive Data Corporation, a third party rating source, for the above listed securities amounted to $9,818,483 and $8,233,574, respectively.

----------
* The NAIC market value was used where available. When not available, market values were obtained from third party pricing sources.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

The amortized cost and NAIC market values* of bonds at December 31, 2005 and 2004, by contractual maturity, are shown below. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay certain obligations with or without call or prepayment penalties.

                                                    2005                        2004
                                         -------------------------   -------------------------
                                          AMORTIZED      NAIC *       AMORTIZED      NAIC *
AS OF DECEMBER 31,                          COST      MARKET VALUE      COST      MARKET VALUE
------------------                       ----------   ------------   ----------   ------------
Due in one year or less                  $  957,757    $  954,751    $  645,776    $  699,528
Due after one year through five years       855,048       857,130       548,675       554,970
Due after five years through ten years    6,253,720     6,338,300     1,695,997     1,715,243
Due after ten years                       1,435,025     1,482,825     4,931,680     5,060,819
Mortgaged-backed securities                 162,430       165,005       172,456       178,991
                                         ----------    ----------    ----------    ----------
   TOTAL BONDS                           $9,663,980    $9,798,011    $7,994,584    $8,209,551
                                         ==========    ==========    ==========    ==========

During 2005 and 2004, proceeds from the sale of the Company's bonds amounted to $3,278,300 and $2,197,876, respectively. During 2005 and 2004, the Company realized gross gains of $31,404 and $15,434, respectively, and gross losses of $17,304 and $20,960, respectively, related to these sales.

During 2005 and 2004, proceeds from the sale of the Company's equity investments amounted to $2,703,032 and $2,307,028, respectively. Gross gains of $132,690 and $121,648 and gross losses of $91,050 and $84,827 were realized on those sales in 2005 and 2004, respectively.

----------
* The NAIC market value was used where available. When not available, market values were obtained from third party pricing sources.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

The amortized cost and NAIC market values* of the Company's common and preferred stocks at December 31, 2005 and 2004 are set forth in the table below:

                                    DECEMBER 31, 2005                                  DECEMBER 31, 2004
                    ------------------------------------------------   -------------------------------------------------
                                    GROSS       GROSS       NAIC *                     GROSS        GROSS       NAIC *
                     AMORTIZED   UNREALIZED  UNREALIZED     MARKET      AMORTIZED   UNREALIZED   UNREALIZED     MARKET
                       COST         GAINS      LOSSES        VALUE        COST         GAINS       LOSSES        VALUE
                    ----------   ----------  ----------   ----------   ----------   ----------   ----------   ----------
Common Stocks:
   Affiliated       $  602,396   $1,521,619   $ 68,346    $2,055,669   $  638,099   $1,343,104    $ 94,566    $1,886,637
   Non-affiliated      972,712      198,989     36,787     1,134,914      736,635      318,732      18,573     1,036,794
                    ----------   ----------   --------    ----------   ----------   ----------    --------    ----------
      TOTAL         $1,575,108   $1,720,608   $105,133    $3,190,583   $1,374,734   $1,661,836    $113,139    $2,923,431
                    ==========   ==========   ========    ==========   ==========   ==========    ========    ==========
Preferred Stocks:
   Affiliated       $        -   $        -   $      -    $        -   $        -  $         -    $      -    $        -
   Non-affiliated      539,993       10,710      8,758       541,945      436,573       30,312       3,696       463,189
                    ----------   ----------   --------    ----------   ----------   ----------    --------    ----------
      TOTAL         $  539,993   $   10,710   $  8,758    $  541,945   $  436,573   $   30,312    $  3,696    $  463,189
                    ==========   ==========   ========    ==========   ==========   ==========    ========    ==========

The NAIC market value column for preferred stocks in the above table does not agree to the carrying amount in the Company's Statements of Admitted Assets due to the Company's redeemable preferred stocks being carried at amortized, while the Company's perpetual preferred stocks being carried at market value.

As of December 31, 2005 and 2004, the Company held derivative investments of $(572) and $0, respectively.

----------
* The NAIC market value was used where available. When not available, market values were obtained from third party pricing sources.

                         AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                (000'S OMITTED)


The fair market value together with the aging of the pre-tax unrealized losses with respect to the Company's bonds and stocks as of December 31, 2005 and 2004 is set forth in the table below:

                                                                          GREATER
                                            12 MONTHS OR LESS          THAN 12 MONTHS               TOTAL
                                         -----------------------   ---------------------   -----------------------
                                            FAIR      UNREALIZED     FAIR     UNREALIZED      FAIR      UNREALIZED
DESCRIPTION OF SECURITIES                   VALUE       LOSSES       VALUE      LOSSES        VALUE       LOSSES
-------------------------                ----------   ----------   --------   ----------   ----------   ----------
As of December 31, 2005:
   U. S. Governments                     $  263,575     $ 3,780    $ 14,643    $    711    $  278,218    $  4,491
   All Other Governments                    831,441       3,520      19,830         495       851,271       4,015
   States, territories and possessions      368,996       3,419      51,889       1,222       420,885       4,641
   Political subdivisions of states,
   territories and possessions              380,044       2,347      23,929         433       403,973       2,780
   Special revenue                          549,541       4,212      72,215       1,981       621,756       6,193
   Public utilities                          16,300         188       1,661          38        17,961         226
   Industrial and miscellaneous             115,026       2,247      14,784         568       129,810       2,815
                                         ----------     -------    --------    --------    ----------    --------
   TOTAL BONDS                            2,524,923      19,713     198,951       5,448     2,723,874      25,161
   Common Stock                             421,479      31,543     215,755      73,590       637,234     105,133
   Preferred Stock                          276,755       6,666      40,807       2,092       317,562       8,758
                                         ----------     -------    --------    --------    ----------    --------
   TOTAL STOCKS                             698,234      38,209     256,562      75,862       954,796     113,891
                                         ----------     -------    --------    --------    ----------    --------
   TOTAL BONDS AND STOCKS                $3,223,157     $57,922    $455,513    $ 81,130    $3,678,670    $139,052
                                         ==========     =======    ========    ========    ==========    ========
As of December 31, 2004:
   U. S. Governments                     $  126,772     $ 2,478    $ 31,405    $  1,064    $  158,177    $  3,542
   All Other Governments                    399,899         350      42,529          27       442,428         377
   States, territories and possessions      177,476         951     111,285       1,124       288,761       2,075
   Political subdivisions of states,
   territories and possessions              182,790         980      51,319         344       234,109       1,324
   Special revenue                          264,313       1,667     154,878       1,647       419,191       3,314
   Public utilities                           7,840          36       3,562          10        11,402          46
   Industrial and miscellaneous              55,323          47      31,706         123        87,029         170
                                         ----------     -------    --------    --------    ----------    --------
   TOTAL BONDS                            1,214,413       6,509     426,684       4,339     1,641,097      10,848
   Common Stock                             139,774      12,538     180,178     100,601       319,952     113,139
   Preferred Stock                           69,075       1,596      22,900       2,100        91,975       3,696
                                         ----------     -------    --------    --------    ----------    --------
   TOTAL STOCKS                             208,849      14,134     203,078     102,701       411,927     116,835
                                         ----------     -------    --------    --------    ----------    --------
   TOTAL BONDS AND STOCKS                $1,423,262     $20,643    $629,762    $107,040    $2,053,024    $127,683
                                         ==========     =======    ========    ========    ==========    ========

                         AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                (000'S OMITTED)

In general, a security is considered a candidate for other-than-temporary impairments if it meets any of the following criteria:

a. Trading at a significant (25 percent or more) discount to par or amortized cost (if lower) for an extended period of time (nine months or longer);

b. The occurrence of a discrete credit event resulting in (i) the issuer defaulting on a material outstanding obligation; or (ii) the issuer seeking protection from creditors under the bankruptcy laws or any similar laws intended for the court supervised reorganization of insolvent enterprises; or (iii) the issuer proposing a voluntary reorganization pursuant to which creditors are asked to exchange their claims for cash or securities having a fair value substantially lower than par value of their claims; or

c. In the opinion of Company's management, it is probable that AIG may not realize a full recovery on its investment, irrespective of the occurrence of one of the foregoing events.

As of December 31, 2005, the Company has both the ability and intent to hold these investments to recovery.

During 2005 and 2004, the Company reported write-downs on its common and preferred stock investments due to an other-than-temporary decline in fair value of $972 and $2,708, respectively, and reported write-downs on its bond investments due to an other-than-temporary decline in fair value of $2,542 and $53,390, respectively.

During 2005 and 2004, the Company reported the following write-downs on its joint venture and partnership investments due to an other-than-temporary decline in fair value:

FOR THE YEARS ENDED DECEMBER 31,    2005     2004
--------------------------------   ------   ------
Advanced Technology Ventures VI    $    -   $3,444
Advanced Technology Ventures VII        -    2,452
Sprout Capital IX                       -    3,403
Morgan Stanley III                  1,684        -
Items less than $1.0 million           11      634
                                   ------   ------
TOTAL                              $1,695   $9,933
                                   ======   ======

As of December 31, 2005 and 2004, securities with a market value of $289,449 and $122,878, respectively, were on loan. The Company receives as collateral 102.0% of the market value of domestic transactions and 105.0% for cross-border transactions. Securities lent, under the Securities Lending Agreement, are under exclusive control of the Company. Pursuant to the Securities Agency Lending Agreement, AIG Global Securities Lending Corporation, a Delaware registered company, maintains responsibility for the investment and control of such collateral.

Securities carried at amortized cost of $2,270,251 and $1,882,606 were deposited with regulatory authorities as required by law at December 31, 2005 and 2004, respectively.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

Other invested assets include $966,546 of collateralized loans as of December 31, 2005. As agreed with the Company's domiciliary state, these loans represent AIG's entire investment in life settlements and are being accounted for as a collateral loan in accordance with SSAP No. 21. The admitted value of the loans is not in excess of the cost (including capitalized interest) of acquiring the life settlements and maintaining them in force for so long as the fair value of the underlying life settlements collateralizing such loans is at least equal to the outstanding amount of such loans.

During 2005 and 2004, included in Net Investment Income Earned were investment expenses of $7,139 and $5,330, respectively, and interest expense of $77,243 and $53,902, respectively.

NOTE 4 - RESERVES FOR LOSSES AND LAE

A reconciliation of the Company's reserves for losses and LAE as of December 31, 2005 and 2004 is set forth in the table below:

                                                           2005          2004
                                                       -----------   -----------
RESERVES FOR LOSSES AND LAE, BEGINNING OF THE PERIOD   $ 9,357,799   $ 6,388,455

Adjustments for prior period corrections                  (165,738)      860,497

Incurred losses and LAE related to:

   Current accident year                                 5,111,414     4,654,796
   Prior accident years                                  1,393,640       842,117
                                                       -----------   -----------
      TOTAL INCURRED LOSSES AND LAE                      6,505,054     5,496,913
                                                       -----------   -----------
Paid losses and LAE related to:

   Current accident year                                (1,284,778)     (933,937)
   Prior accident years                                 (2,792,259)   (2,454,129)
                                                       -----------   -----------
      TOTAL PAID LOSSES AND LAE                         (4,077,037)   (3,388,066)
                                                       -----------   -----------
RESERVES FOR LOSSES AND LAE, AS OF DECEMBER 31,        $11,620,078   $ 9,357,799
                                                       ===========   ===========

During 2005 and 2004 calendar years, estimated ultimate incurred losses and LAE attributable to insured events of prior years increased by $1,393,640 and $842,117, respectively. The Company experienced adverse loss and LAE reserve development primarily related to claims from accident years 2002 and prior. The classes of business accounting for the majority of this adverse development were directors & officers' liability and related management liability classes of business, excess casualty, and excess workers' compensation. In addition, the Company significantly increased its reserves for asbestos based on a ground up review of its asbestos claims exposures conducted for year-end 2005.

As of December 31, 2005 and 2004, the Company's reserves for losses and LAE have been reduced by anticipated salvage and subrogation of $188,050 and $161,123, respectively.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

As of December 31, 2005 and 2004, the Company's reserves for losses and LAE have been reduced by credits for reinsurance recoverable of $7,425,539 and $6,086,862, respectively (exclusive of intercompany pooling).

NOTE 5 - RELATED PARTY TRANSACTIONS

A.   NATIONAL UNION INTERCOMPANY POOLING AGREEMENT

     The Company, as well as certain other insurance company subsidiaries of the Parent, is a party to an inter-company reinsurance pooling agreement. In accordance with the terms and conditions of this agreement, the member companies cede all direct and assumed business except business from foreign branches (excluding Canada) to National Union Fire Insurance Company of Pittsburgh, PA (National Union), the lead pooling participant. In turn, each pooling participant receives from National Union their percentage share of the pooled business.

     In connection therewith, the Company's share of the pool is 36.0%. Accordingly, premiums earned, losses and LAE incurred, and other underwriting expenses, as well as related assets and liabilities, in the accompanying financial statements emanate from the Company's percentage participation in the pool.

     A list of all pooling participants and their respective participation percentages is set forth in the table below:

                                                     NAIC CO.   PARTICIPATION
     MEMBER COMPANY                                   CODE        PERCENT
     --------------                                  --------   -------------
     National Union Fire Insurance
     Company of Pittsburgh, PA.                         19445        38.0%
     American Home Assurance Company                    19380        36.0%
     Commerce and Industry Insurance Company            19410        10.0%
     New Hampshire Insurance Company                    23481         5.0%
     The Insurance Company of the State
       of Pennsylvania                                  19429         5.0%
     Birmingham Fire Insurance Company of
       Pennsylvania                                     19402         5.0%
     AIU Insurance Company                              19399         1.0%
     American International Pacific
       Insurance Company                                23795         0.0%
     American International South
       Insurance Company                                40258         0.0%
     Granite State Insurance Company                    23809         0.0%
     Illinois National Insurance Company                23817         0.0%

B.   AMERICAN INTERNATIONAL UNDERWRITERS OVERSEAS ASSOCIATION POOLING
     ARRANGEMENT

     AIG formed American International Underwriters Overseas Association ("AIUOA"), a Bermuda unincorporated association, in 1976, as the pooling mechanism for AIG's international general insurance operations.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

     A list of all members in AIUOA and their respective participation percentages is set forth in the table below:

                                                                                   NAIC CO.   PARTICIPATION
     MEMBER COMPANY                                                                  CODE        PERCENT
     --------------                                                                --------   -------------
     American International Underwriters Overseas, Limited                            --        67.0%
     New Hampshire Insurance Company (NHIC)                                        23481        12.0%
     National Union Fire Insurance Company of Pittsburgh, Pa. (National Union)     19445        11.0%
     American Home Assurance Company (AHAC)                                        19380        10.0%

     In exchange for membership in AIUOA at the assigned participation, the members contributed capital in the form of cash and other assets, including rights to future business written by international operations owned by the members. The legal ownership and insurance licenses of these international branches remain in the name of NHIC, National Union, and the Company.

     At the time of forming the AIUOA, the member companies entered into an open-ended reinsurance agreement, cancelable with six months written notice by any member. The reinsurance agreement governs the insurance business pooled in the AIUOA. As discussed in Note 1, the Company continues to follow the current practices relating to its foreign branches and participation in the business of AIUOA by recording: (a) its net (after pooling) liability on such business as direct writings in its statutory financial statements, rather than recording gross direct writings with reinsurance cessions to the other pool members; (b) its corresponding balance sheet position, excluding loss reserves and unearned premium reserves, as a net equity interest in Equities in Underwriting Pools and Associations; and (c) loss reserves and unearned premium reserves are recorded on a gross basis. As of December 31, 2005 and 2004, the Company's interest in AIUOA amounted to $581,410 and $502,165, respectively, gross of $906,874 and $854,307, respectively, in loss reserves and unearned premium reserves, after consideration of the National Union intercompany pooling agreement.

     Additionally, the Company holds 4.5% of the issued share capital of AIG Europe S.A. for the beneficial interest of the AIUOA. As of December 31, 2005, the Company's interest in AIG Europe S.A. amounted to $64,437.

C.   GUARANTEE ARRANGEMENTS

     The Company has issued guarantees whereby the Company unconditionally and irrevocably guarantees all present and future obligations and liabilities of any kind arising from the policies of insurance issued by the guaranteed companies in exchange for an annual guarantee fee.

     The guarantees are not expected to have a material effect upon the Company's surplus as guaranteed companies have admitted assets in excess of policyholder liabilities.

     The Company believes that the likelihood of a payment under the guarantee is remote. These guarantees are provided to maintain the guaranteed company's rating status issued by certain rating agencies. In the event of termination of a guarantee, obligations in effect or contracted for on the date of termination would remain covered until extinguished.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

     The Company is party to an agreement with AIG whereby AIG has agreed to make any payments due under the guarantees in the place and stead of the Company.

     A list of the guarantees that were in effect at December 31, 2005 is outlined in the table below:

                                             GUARANTEE   POLICYHOLDER     INVESTED     ESTIMATED   POLICYHOLDER
     GUARANTEED COMPANY                       ISSUED      OBLIGATIONS      ASSETS         LOSS        SURPLUS
     ------------------                     ----------   ------------   ------------   ---------   ------------
     AIG Hawaii Insurance Company, Inc.      11/5/1997   $     98,026   $    152,274      $-      $     59,829
     AIG Czech Republic posjistovna, a.s.     8/1/2003         15,478         18,745       -            18,973*
     AIG Europe S. A.                        9/15/1998      1,060,634      1,049,873       -           703,296*
     AIG Europe (Netherlands)                9/20/2004        365,491        113,405       -           133,054*
     AIG Mexico Seguros interamericana,
        S. A. de C.V.                       12/15/1997         60,655         71,646       -            84,469*
     Landmark Insurance Company,
        Limited                               3/2/1998        361,934        250,272       -            85,855*
     American General Life and Accident
        Insurance Company                     3/3/2003      7,542,595      8,697,899       -           638,133**
     American General Life Insurance
        Company                               3/3/2003     21,161,070     23,505,506       -         1,853,471**
     The United States Life Insurance
        Company of the City of New York       3/3/2003      3,323,214      3,805,773       -           378,664**
     The Variable Annuity Life Insurance
        Company                               3/3/2003     29,496,780     33,692,171       -         3,345,667**
     AIG Edison Life Insurance Company       8/29/2003     18,673,168     19,987,483       -         1,017,274*
     American International Insurance
        Company                              11/5/1997        338,699        574,093       -           303,593
     American International Insurance
        Company of California               12/15/1997        135,236         51,025       -            19,030
     American International Insurance
        Company of New Jersey               12/15/1997        126,230         43,142       -            26,412
     Minnesota Insurance Company            12/15/1997         42,125         50,517       -            17,943
     AIG SunAmerica Life Insurance
        Company +                             1/4/1999      4,934,344      6,678,361       -           947,125
     Lloyds Syndicate                       12/22/2003        904,931        445,345       -           233,920
     First SunAmerica Life Insurance
        Company +                             1/4/1999      3,785,855      4,067,962       -           265,572**
     SunAmerica Insurance Company +           1/4/1999     41,282,892     61,515,532       -         4,404,348**
                                                         ------------   ------------      ---      -----------
        TOTAL GUARANTEES                                 $133,709,357   $164,771,024      $-       $14,536,628
                                                         ============   ============      ===      ===========

     + The guaranteed company is also backed by a support agreement issued by AIG.

     *    Policyholders' surplus is based on local GAAP financial statements.

     ** Policyholders' surplus for life companies is increased by the asset valuation reserve (AVR).

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

D.   INVESTMENTS IN AFFILIATES

     As of December 31, 2005, the Company's common stock investments with its affiliates together with the related change in unrealized appreciation were as follows:

                                                                              EQUITY AT
                                                     OWNERSHIP     COST     DECEMBER 31,    CHANGE IN
     AFFILIATED COMMON STOCK INVESTMENTS              PERCENT      2005         2005       EQUITY 2005
     -----------------------------------             ---------   --------   ------------   -----------
     AIG Hawaii Insurance Company, Inc.               100.00%    $ 10,000    $   59,829     $ (2,590)
     AIG Non Life Holding Company (Japan), Inc.       100.00%     124,477       331,915       63,241
     American International Reality Corporation        31.47%      29,581        25,348       (1,932)
     Eastgreen, Inc.                                   13.42%      12,804        13,935          355
     Pine Street Real Estate Holdings Corporation      31.47%       5,445        21,347            4
     AIG Mexico Industrial, I.L.L.C.                   49.00%       1,017         1,017            -
     American International Life Assurance Company     22.48%      70,387       156,529       20,123
     American International Insurance Company          25.00%      25,000        75,898        4,380
     AIG Claim Service, Inc.                           50.00%      48,963        58,879        2,350
     Transatlantic Holdings, Inc.                      62.00%      34,055     1,134,417       90,652
     21st Century Insurance Group                      16.69%     240,667       176,555       28,153
                                                                 --------    ----------     --------
        TOTAL COMMON STOCKS - AFFILIATES                         $602,396    $2,055,669     $204,736
                                                                 ========    ==========     ========

     The Company has ownership interests in certain affiliated real estate holding companies.

     The remaining equity interest in these investments, except for 21st Century Insurance Group and Transatlantic Holdings, Inc., is owned by other affiliated companies, which are wholly owned by the Parent.

     From time to time, the Company may own investments in partnerships across various other AIG affiliated entities with a combined percentage greater than 10.0%. As of December 31, 2005, the Company's total investments in partnerships with affiliated entities where AIG interest was greater than 10.0% amounted to $912,569.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

E.   OTHER RELATED PARTY TRANSACTIONS

     The following table summarizes all transactions (excluding reinsurance and cost allocation transactions) that occurred during 2005 and 2004 between the Company and any affiliated companies that exceeded one-half of one percent of the Company's admitted assets as of December 31, 2005 and 2004:

                                               ASSETS RECEIVED BY      ASSETS TRANSFERRED BY
                                                  THE COMPANY               THE COMPANY
                    EXPLANTION               -----------------------   -----------------------
       DATE OF          OF        NAME OF    STATEMENT                 STATEMENT
     TRANSACTION   TRANSACTION   AFFILIATE     VALUE     DESCRIPTION     VALUE     DESCRIPTION
     -----------   -----------   ---------   ---------   -----------   ---------   -----------
     Year Ended December 31, 2005

     3/3/2005        Dividend       AIG         $-           n/a        $15,866        Cash
     6/3/2005        Dividend       AIG         $-           n/a        $15,866        Cash
     9/3/2005        Dividend       AIG         $-           n/a        $15,866        Cash

     Year Ended December 31, 2004

     3/3/2004        Dividend       AIG         $-           n/a        $15,866        Cash
     6/3/2004        Dividend       AIG         $-           n/a        $15,866        Cash
     9/3/2004        Dividend       AIG         $-           n/a        $15,866        Cash
     12/3/2004       Dividend       AIG         $-           n/a        $15,866        Cash

     The Company also reinsures risks and assumes reinsurance from other affiliates. As agreed upon with the Insurance Department of the State of New York, transactions with Union Excess and Richmond are treated as affiliated.

     The Company did not change its methods of establishing terms regarding any affiliate transaction during the years ended December 31, 2005 and 2004.

     In the ordinary course of business, the Company utilizes certain affiliated companies for data center systems, investment services, salvage and subrogation, and claims management. These companies are AIG Technology, Inc., AIG Global Investment Corp., AI Recovery, Inc., and AIG Domestic Claims, Inc., respectively.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

     In connection with these services, the fees paid by the Company to these affiliates during 2005 and 2004 are outlined in the table below:

     FOR THE YEARS ENDED DECEMBER 31,      2005       2004
     --------------------------------    --------   --------
     AIG Technology, Inc.*               $ 26,700   $ 24,421
     AIG Global Investment Corporation      4,565      3,668
     AI Recovery, Inc.                      3,574      3,102
     AIG Domestic Claims, Inc.            107,015    114,335
                                         --------   --------
        TOTAL                            $141,854   $145,526
                                         ========   ========

     *    Formerly AIG Data Center, Inc.

     As of December 31, 2005 and 2004, short-term investments included amounts invested in the AIG Managed Money Market Fund of $73,379 and $41,452, respectively.

     Federal and foreign income taxes recoverable from the Parent as of December 31, 2005 and 2004 amounted to $794,462 and $575,690, respectively.

     During 2005 and 2004, the Company sold $191,606 and $215,564, respectively, of premium receivables without recourse to AI Credit Corporation, and recorded losses of $3,436 and $2,834, respectively, related to these transactions.

     As of December 31, 2005 and 2004, the Company had the following balances payable/receivable to/from its affiliates (excluding reinsurance transactions):

     AS OF DECEMBER 31,                                   2005        2004
     ------------------                                ----------   --------
     Balances with pool member companies               $        -   $116,172
     Balances with less than 0.5% of admitted assets       33,968    230,747
                                                       ----------   --------
     PAYABLE TO PARENT, SUBSIDIARIES AND
        AFFILIATES                                     $   33,968   $346,919
                                                       ==========   ========

     AIG                                               $1,326,780   $      -
     Balances with pool member companies                  218,275    102,731
     Balances with less than 0.5% of admitted assets       95,038    327,586
                                                       ----------   --------
     RECEIVABLE FROM PARENT, SUBSIDIARIES AND
        AFFILIATES                                     $1,640,093   $430,317
                                                       ==========   ========

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

NOTE 6 -REINSURANCE

In the ordinary course of business, the Company reinsures certain risks with affiliates and other companies. Such arrangements serve to limit the Company's maximum loss on catastrophes, large and unusually hazardous risks. To the extent that any reinsuring company might be unable to meet its obligations, the Company would be liable for its respective participation in such defaulted amounts. The Company purchased catastrophe excess of loss reinsurance covers protecting its net exposures from an excessive loss arising from property insurance losses and excessive losses in the event of a catastrophe under workers' compensation contracts issued without limit of loss.

During 2005 and 2004, the Company's net premiums written and net premiums earned were comprised of the following:

                                                          2005                        2004
                                               -------------------------   -------------------------
FOR THE YEARS ENDED DECEMBER 31,                 WRITTEN        EARNED       WRITTEN        EARNED
--------------------------------               -----------   -----------   -----------   -----------
Direct premiums                                $ 6,522,919   $ 6,219,261   $ 6,125,467   $ 5,785,036
Reinsurance premiums assumed:
   Affiliates                                   11,104,687    11,235,985    11,048,099    10,535,993
   Non-affiliates                                   23,903      (176,461)       20,449        21,525
                                               -----------   -----------   -----------   -----------
      GROSS PREMIUMS                            17,651,509    17,278,785    17,194,015    16,342,554
                                               -----------   -----------   -----------   -----------
Reinsurance premiums ceded:
   Affiliates                                    9,252,497     9,022,390     8,878,722     8,379,091
   Non-affiliates                                1,247,759     1,210,575     1,325,462     1,440,719
                                               -----------   -----------   -----------   -----------
      NET PREMIUMS                             $ 7,151,253   $ 7,045,820   $ 6,989,831   $ 6,522,744
                                               ===========   ===========   ===========   ===========

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

The maximum amount of return commissions which would have been due reinsurers if all of the Company's reinsurance had been cancelled as of December 31, 2005 and 2004 with the return of the unearned premium reserve is as follows:

                      ASSUMED REINSURANCE        CEDED REINSURANCE                NET
                    -----------------------   -----------------------   -----------------------
                     UNEARNED                  UNEARNED
                      PREMIUM    COMMISSION     PREMIUM    COMMISSION     PREMIUM    COMMISSION
                     RESERVES      EQUITY      RESERVES      EQUITY      RESERVES      EQUITY
                    ----------   ----------   ----------   ----------   ----------   ----------
DECEMBER 31, 2005
   Affiliated       $5,444,204    $663,323    $3,544,901    $413,904    $1,899,303    $249,419
   Non Affiliated        6,481         790       504,864      58,948      (498,383)    (58,158)
                    ----------    --------    ----------    --------    ----------    --------
   TOTALS           $5,450,685    $664,113    $4,049,765    $472,852    $1,400,920    $191,261
                    ==========    ========    ==========    ========    ==========    ========
DECEMBER 31, 2004
   Affiliated       $5,283,256    $672,080    $3,314,793    $398,922    $1,968,463    $273,158
   Non Affiliated        6,117         778       467,677      56,283      (461,560)    (55,505)
                    ----------    --------    ----------    --------    ----------    --------
   TOTALS           $5,289,373    $672,858    $3,782,470    $455,205    $1,506,903    $217,653
                    ==========    ========    ==========    ========    ==========    ========

As of December 31, 2005 and 2004 and for the years then ended, the Company's unearned premium reserves, paid losses and LAE, and reserves for losses and LAE (including IBNR), have been reduced for reinsurance ceded as follows:

                     UNEARNED    PAID LOSSES   RESERVES FOR
                      PREMIUM        AND        LOSSES AND
                     RESERVES        LAE            LAE
                    ----------   -----------   ------------
DECEMBER 31, 2005
   Affiliates       $3,544,901    $ 91,985      $14,577,562
   Non-Affiliates      504,864     307,331        3,542,634
                    ----------    --------      -----------
   Total            $4,049,765    $399,316      $18,120,196
                    ==========    ========      ===========

DECEMBER 31, 2004
   Affiliates       $3,314,793    $ (4,950)     $12,392,072
   Non-Affiliates      467,677     250,942        2,844,971
                    ----------    --------      -----------
   TOTAL            $3,782,470    $245,992      $15,237,043
                    ==========    ========      ===========

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

The Company's unsecured reinsurance recoverables as of December 31, 2005 in excess of 3.0% of its Capital and surplus is set forth in the table below:


                                                        NAIC CO.
REINSURER                                                 CODE        AMOUNT
---------                                               --------   -----------
Affilliates:
   National Union Fire Company of Pittsburgh. Pa.         19445    $13,832,981
   American International Insurance Company               32220        485,807
   American Home Assurance Company                        19380        426,426
   Transatlantic Reinsurance Company                      19453        299,719
   American International Underwriters Overseas, Ltd.         -        261,189
   New Hampshire Indemnity Company                        23833        145,633
   AIU Insurance Company                                  19399        143,588
   AIG Global Trade and Political Risk Insurance Co.      10651        126,120
   American Internatlional Reinsurance Co. Ltd                -         63,082
   New Hampshire Insurance Company                        23841         59,913
   Insurance Company of the State of Pennsylvania         19429         58,964
   United Guaranty Insurance Company                      11715         46,718
   Commerce and Industry Insurance Company                19410         28,644
   Birmingham Fire Insurance Company of Pa.               19402         13,225
   Landmark Insurance Company                             35637          9,178
   Audubon Insurance Company                              19933          5,789
   Starr Excess Liability Insurance Company, Ltd.         10932          4,527
   Hartford Steam Boiler Inspection and Insurance Co.     11452          4,064
   Euroguard Insurance Company Limited                        -          3,607
   Illinois National Insurance Company                    23817          3,474
   National Union Fire Ins Company of Vermont                 -          3,047
   AIU Insurance Company (Japan)                              -          2,823
   American International Life Assurance Co. NY (US)      60607          2,567
   Granite State Insurance Company                        23809          2,413
   Ascot Syndicate Lloyds 1414                                -          2,112
   American General Life Insurance Company                60488          1,981
   Arabian American Insurance Company, Ltd.                   -          1,003
   Other affiliates below $1.0 million                        -         34,646
                                                                   -----------
      TOTAL AFFILIATES                                              16,073,240
                                                                   -----------
   Munich Re Group                                            -        169,035
   Lloyd's                                                    -        366,924
   Swiss Re Group                                             -        226,368
   Berkshire Hathaway Group                                   -        175,328
                                                                   -----------
      TOTAL NON AFFILIATES                                             937,655
                                                                   -----------
TOTAL AFFILIATES AND NON AFFILIATES                                $17,010,895
                                                                   ===========

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

During 2005 and 2004, the Company reported in its Statements of Income $43,140 and $61,923, respectively, of statutory underwriting losses, which were comprised of premiums earned of $(1,710) and $(8,315), respectively, less losses incurred of $41,430 and $53,608 respectively, as a result of commutations with the following reinsurers:

COMPANY                          2005      2004
-------                        -------   -------
SCOR Reinsurance Company       $42,442   $21,276
Suncorp Metway                     522         -
Copenhagen Reinsurance             165         -
Gulfstream Insurance Company        12         -
Aviabel S.A.                         -       274
AXA Albingia                         -     5,837
AXA Corporate Solutions              -     3,475
Converium Reins.                     -     7,528
Cottrell Syndicate                   -       (67)
CX Reinsurance                       -     4,274
Farm Bureau Mutual                   -       634
General Re Corporation               -    16,090
National Indemnity Company           -     2,671
Providence Washington                -       (17)
Royal and Sun Alliance, PLC          -       234
TIG Insurance Company                -      (870)
Trenwick America                     -       584
                               -------   -------
TOTAL                          $43,141   $61,923
                               =======   =======

As of December 31, 2005 and 2004, the Company had reinsurance recoverables on paid losses in dispute of $141,589 and $76,202, respectively.

During 2005 the Company had written off related reinsurance recoverable balances of $65,282.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)


NOTE 7 - RETROACTIVE REINSURANCE

As of December 31, 2005, the Company's reported the following activity and balances with respect to its retroactive reinsurance arrangements:

                                                 ASSUMED      CEDED
                                                ---------   --------
Reserves Transferred:
   Initial Reserves                            $  216,347   $453,727
   Adjustments - prior year(s)                   (178,026)   (21,800)
   Adjustments - current year                       6,783    (11,763)
                                                ---------   --------
   BALANCE AS OF DECEMBER 31, 2005                 45,104    420,164
                                                ---------   --------
Paid Losses Recovered:
   Prior year(s)                                    3,212    325,959
   Current year                                     8,999     29,161
                                                ---------   --------
   TOTAL RECOVERED AS OF DECEMBER 31, 2005         12,211    355,120
                                                ---------   --------
   CARRIED RESERVES AS OF DECEMBER 31, 2005     $  32,893   $ 65,044
                                                =========   ========
Consideration Paid or Received:
   Initial Reserves                             $ 201,597   $276,437
   Adjustments - prior year(s)                   (180,000)   (18,038)
   Adjustments - current year                           -       (830)
                                                ---------   --------
   TOTAL PAID AS OF DECEMBER 31, 2005           $  21,597   $257,569
                                                =========   ========
Special Surplus from Retroactive Reinsurance:
   Initial surplus gain or loss realized        $       -   $ 47,559
   Adjustments - prior year(s)                          -     34,019
   Adjustments - current year                           -    (13,471)
                                                ---------   --------
   BALANCE AS OF DECEMBER 31, 2005              $       -   $ 68,107
                                                =========   ========
CUMULATIVE FUNDS TRANSFERRED TO UNASSIGNED
   SURPLUS AS OF DECEMBER 31, 2005              $       -   $  6,279
                                                =========   ========

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

The Company's retroactive reinsurance balances (by reinsurer) as of December 31,2005, is set forth in the table below:

AS OF DECEMBER 31, 2005

REINSURER                                                 ASSUMED    CEDED
---------                                                 -------   -------
Commerce and Industry Insurance Company of Canada         $ 6,897   $     -
American International Reins. Co.                               -    57,331
Guideone Mutual Ins Co.                                     9,141         -
American Internaional Specialty Lines Insurance Company    15,877         -
PEG Reinsurance Co.                                             -     1,395
Swiss Re America Corp                                           -     1,078
Upinsco Inc                                                     -     1,083
All other reinsurers below $1.0 million                       978     4,157
                                                          -------   -------
TOTAL                                                     $32,893   $65,044
                                                          =======   =======

NOTE 8 - DEPOSIT ACCOUNTING ASSETS AND LIABILITIES

Certain of the products offered by the Company include funding components or have been structured in a manner such that little or no insurance risk is actually transferred. In addition, the Company has entered into several reinsurance arrangements, both treaty and facultative, which were determined to be deposit agreements. Funds received in connection with these arrangements are recorded as deposit liabilities, rather than premiums and incurred losses. Conversely, funds paid in connection with these arrangements are recorded as deposit assets, rather than as ceded premiums and ceded incurred losses.

As of December 31, 2005 and 2004, the Company's deposit assets and liabilities were comprised of the following:

                    2005                       2004
          ------------------------   ------------------------
            DEPOSIT      DEPOSIT       DEPOSIT      DEPOSIT
            ASSETS     LIABILITIES     ASSETS     LIABILITIES
          ----------   -----------   ----------   -----------
Direct    $        -     $ 56,768    $        -     $ 32,990
Assumed            -      430,142             -      432,485
Ceded      1,336,343            -     1,638,716            -
          ----------     --------    ----------     --------
TOTAL     $1,336,343     $486,910    $1,638,716     $465,475
          ==========     ========    ==========     ========

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

A reconciliation of the Company's deposit asset and deposit liabilities as of December 31, 2005 and 2004(1) is set forth in the table below:

                                                           2005                       2004
                                                 ------------------------   ------------------------
                                                   DEPOSIT      DEPOSIT       DEPOSIT      DEPOSIT
                                                   ASSETS     LIABILITIES     ASSETS     LIABILITIES
                                                 ----------   -----------   ----------   -----------
BALANCE AT BEGINNING OF PERIOD                   $1,638,716    $465,475     $2,100,303    $558,125
   Deposit activity, including loss recoveries     (446,464)    (11,942)      (435,087)    (84,181)
   Interest income or expense, net of
      amortization of margin                         90,901      33,377        106,939      (8,469)
   Non-admitted asset portion                        53,190           -       (133,439)          -
                                                 ----------    --------     ----------    --------
BALANCE AT END OF PERIOD                         $1,336,343    $486,910     $1,638,716    $465,475
                                                 ==========    ========     ==========    ========

During 2005 the Company received consideration of $275,106 resulting from the commutations of its reinsurance deposit accounting arrangement with the Richmond Insurance Company, Ltd.

As of December 31, 2005, the deposit assets with related parties, mostly reinsurance transactions with Union Excess, amounted to $ 1,192,231. During 2005, the Company commuted $258,052 of the deposit assets with Union Excess and Richmond resulting a $3,737 loss.

NOTE 9 - FEDERAL INCOME TAXES

The Company files a consolidated U.S. federal income tax return with the Parent and its domestic subsidiaries pursuant to a tax sharing agreement. The agreement provides that the Parent will not charge the Company a greater portion of the consolidated tax liability than would have been paid by the Company if it had filed a separate federal income tax return. In addition, the agreement provides that the Company will be reimbursed by the Parent for tax benefits relating to any net losses or any tax credit of the Company utilized in filing the consolidated return. The federal income tax recoverables in the accompanying Statements of Admitted Assets were due from the Parent. As of December 31, 2005 and 2004, the U.S. federal income tax rate applicable to ordinary income was 35.0%.

----------
(1) The beginning of period for the 2004 year represents the deposit asset and liability balances at the inception date of the underlying agreements.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

The components of the Company's net deferred tax assets/liabilities at December 31, 2005 and 2004 are as follows:

AS OF DECEMBER 31,                               2005         2004
------------------                            ----------   ---------
Gross deferred tax assets                     $1,147,722   $ 946,890
Gross deferred tax liabilities                  (149,521)   (128,671)
Non-admitted deferred tax assets in
   accordance with SSAP No.10, income taxes     (689,694)   (495,434)
                                              ----------   ---------
NET DEFERRED TAX ASSETS ADMITTED              $  308,507   $ 322,785
                                              ==========   =========
CHANGE IN DEFERRED TAX ASSETS NON-ADMITTED    $ (194,260)  $ 225,562
                                              ==========   =========

During 2005 and 2004, the Company's current federal income tax expense (benefit) was comprised of the following:

FOR THE YEARS ENDED DECEMBER 31,                2005       2004
--------------------------------             ---------   -------
Income tax (benefit) expense on net
   underwriting and net investment income    $(252,358)  $61,549
Federal income tax adjustment - prior year       9,311    24,762
                                             ---------   -------
CURRENT INCOME TAX (BENEFIT) EXPENSE         $(243,047)  $86,311
                                             =========   =======

                         AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000's OMITTED)

The composition of the Company's net deferred tax assets at December 31, 2005 and 2004, and changes in deferred income taxes for 2005 is set forth in the table below:

AS OF DECEMBER 31,                              2005         2004       CHANGE
------------------                           ----------   ---------   ---------
Deferred Tax Assets
   Loss reserve discount                     $  499,838   $ 402,853   $  96,985
   Non-admitted assets                          206,602     186,532      20,070
   Unearned premium reserve                     303,414     289,576      13,838
   Partnership adjustments                            -       6,494      (6,494)
   Pension adjustments                            7,328       7,327           1
   Other temporary difference                   130,540      54,108      76,432
                                             ----------   ---------   ---------
      GROSS DEFERRED TAX ASSETS               1,147,722     946,890     200,832
   Non-admitted deferred tax assets            (689,694)   (495,434)   (194,260)
                                             ----------   ---------   ---------
      ADMITTED DEFERRED TAX ASSETS              458,028     451,456       6,572
                                             ----------   ---------   ---------
Deferred Tax Liabilities
   Unrealized capital gains                    (115,317)   (128,671)     13,354
   Partnership adjustments                       (4,047)          -      (4,047)
   Other temporary differences                  (30,157)          -     (30,157)
                                             ----------   ---------   ---------
   GROSS DEFERRED TAX LIABILITIES              (149,521)   (128,671)    (20,850)
                                             ----------   ---------   ---------
      NET ADMITTED DEFERRED TAX ASSETS       $  308,507   $ 322,785   $ (14,278)
                                             ==========   =========   =========
   Gross deferred tax assets                 $1,147,722   $ 946,890   $ 200,832
   Gross deferred tax liabilities              (149,521)   (128,671)    (20,850)
                                             ----------   ---------   ---------
   NET DEFERRED TAX ASSETS                   $  998,201   $ 818,219   $ 179,982
                                             ==========   =========   =========
   Income tax effect of unrealized capital
      (gains) / losses                                                  (13,354)
                                                                      ---------
   CHANGE IN DEFERRED INCOME TAXES                                    $ 166,628
                                                                      =========

                         AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000's OMITTED)

The actual tax expense (benefit) on income from operations differs from the tax expense (benefit) calculated at the statutory tax rate. A reconciliation of the Company's income tax expense (benefit) together with the significant book to tax adjustments for 2005 is set forth below:

                                                          TAX
                                             AMOUNT      EFFECT
                                           ---------   ---------
Net loss before federal income
   taxes                                   $(408,280)  $(142,898)
----------------------------------------------------------------
Book to tax adjustments:
----------------------------------------------------------------
   Tax exempt income and dividends
      received deduction, net of
      proration                             (296,930)   (103,926)
   Intercompany dividends                    (11,240)     (3,934)
   Meals and entertainment                     1,802         631
   Change in non-admitted assets             (54,557)    (19,095)
   Federal income tax adjustment - prior
      year                                         -      (9,311)
   Remediation adjustments                         -     (36,343)
   Contingent tax reserves                         -     (21,763)
   Foreign tax credits                             -     (52,544)
                                           ---------   ---------
   TOTAL BOOK TO TAX ADJUSTMENTS            (360,925)   (246,285)
                                           ---------   ---------
FEDERAL TAXABLE LOSS AND TAX BENEFIT       $(769,205)  $(389,183)
                                           =========   =========
----------------------------------------------------------------
Current Federal income tax (benefit)
   expense                                             $(243,047)
Income tax on net realized capital gains                  20,492
Change in deferred income taxes                         (166,628)
                                                       ---------
Total Federal income tax benefit                       $(389,183)
                                                       =========

The amount of federal income taxes incurred and available for recoupment in the event of future net operating losses for tax purposes is set forth in the table below:

Current year           $     -
First preceding year   $75,153
                       -------

The Company did not have any unused loss carry forwards or tax credits available to offset against future taxable income as of December 31, 2005.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

NOTE 10 - PENSION PLANS AND DEFERRED COMPENSATION ARRANGEMENTS

A.   GENERAL

     Employees of AIG, the ultimate holding company, its subsidiaries and certain affiliated companies, including employees in foreign countries, are generally covered under various funded and insured pension plans. Eligibility for participation in the various plans is based on either completion of a specified period of continuous service or date of hire, subject to age limitation.

     AIG's U.S. retirement plan is a qualified, non-contributory defined benefit retirement plan which is subject to the provisions of the Employee Retirement Income Security Act of 1974. All employees of AIG and most of its subsidiaries and affiliates who are regularly employed in the United States, including certain U.S. citizens employed abroad on a U.S. dollar payroll, and who have attained age 21 and completed twelve months of continuous service are eligible to participate in this plan. An employee with five or more years of service is entitled to pension benefits beginning at normal retirement at age 65. Benefits are based upon a percentage of average final compensation multiplied by years of credited service limited to 44 years of credited service. The average final compensation is subject to certain limitations. The employees may elect certain options with respect to their receipt of their pension benefits including a joint and survivor annuity. An employee with ten or more years of service may retire early from age 55 to 64. An early retirement factor is applied resulting in a reduced benefit. If an employee terminates with less than five years of service, such employees forfeit their right to receive any pension benefits accumulated thus far.

     Annual funding requirements are determined based on the Projected Unit Credit Cost Method which attributes a pro rata portion of the total projected benefit payable at normal retirement to each year of credited service.

     The Company's share of net expense for the qualified pension plan was $6,500 and $9,800 for the years ended December 31, 2005 and 2004, respectively.

B.   DEFERRED COMPENSATION PLAN

     Some of the Company's officers and key employees are participants in AIG's stock option plans of 1991 and 1999. Details of these plans are published in AIG's 2005 Annual Report on form 10-K. During 2005 the Parent allocated $2,177 of the cost of these stock options and certain other deferred compensation programs to the Company.

     POST-RETIREMENT BENEFIT PLANS

     AIG's US postretirement medical and life insurance benefits are based upon the employee electing immediate retirement and having a minimum of ten years of service. Retirees and their dependents who were 65 by May 1, 1989 participate in the medical plan at no cost. Employees who retired after May 1, 1989 or prior to January 1, 1993 pay the active employee premium if under age 65 and 50 percent of the active employee premium if over age 65. Retiree contributions are subject to adjustment annually. Other cost sharing features of the medical plan include deductibles, coinsurance and Medicare coordination and a lifetime maximum benefit of $2,000. The maximum life insurance benefit prior to age 70 is $32 with a maximum $25 thereafter.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

     Effective January 1, 1993, both plans' provisions were amended. Employees who retire after January 1, 1993 are required to pay the actual cost of the medical insurance benefit premium reduced by a credit which is based upon years of service at retirement. The life insurance benefit varies by age at retirement from $5 for retirement at ages 55 through 59 and $10 for retirement at ages 60 through 64 and $15 from retirement at ages 65 and over.

     The postretirement benefit obligations and amounts recognized in AIG's consolidated balance sheet as of December 31, 2005 and 2004 were $140,100 and $243,000, respectively. These obligations are not funded currently. The Company's share of the expense of other postretirement benefit plans was $200 and $0 for 2005 and 2004, respectively.

     AIG is the Plan Sponsor of the pension, postretirement and benefit plans and is ultimately responsible for the conduct of the plans. The Company is only obligated to the extent of their allocation of expenses from these plans.

     The Company's weighted average assumptions that were used to determine its pension benefit obligations as of December 31, 2005 and 2004 are set forth in the table below:

     AS OF DECEMBER 31,                              2005         2004
     ------------------                           ----------   ----------
        Discount rate                                5.50%        5.75%
        Rate of compensation increase (average)      4.25%        4.25%
        Measurement date                          12/31/2005   12/31/2004
        Medical cost trend rate                       N/A          N/A

C.   POST-EMPLOYMENT BENEFITS AND COMPENSATED ABSENCES

     AIG provides certain benefits to inactive employees who are not retirees. Certain of these benefits are insured and expensed currently; other expenses are provided for currently. Such expenses include medical and life insurance continuation and COBRA medical subsidies.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

NOTE 11 - CAPITAL AND SURPLUS AND DIVIDEND RESTRICTIONS

A.   CAPITAL AND SURPLUS

     The issued capital and surplus position of the Company at December 31, 2005 and 2004 was as follows:

                                              2005         2004
                                           ----------   ----------
     Common stock, par value               $   25,426   $   25,426
     Common stock in excess of par value    2,779,526      702,746
                                           ----------   ----------
           TOTAL CAPITAL                    2,804,952      728,172
                                           ----------   ----------
     Unassigned surplus                     2,176,592    2,529,590
     Special surplus from retroactive
     reinsurance arrangements                  68,107       81,578
                                           ----------   ----------
           TOTAL SURPLUS                    2,244,699    2,611,168
                                           ----------   ----------
        TOTAL CAPITAL AND SURPLUS          $5,049,651   $3,339,340
                                           ==========   ==========

     The portion of unassigned funds (surplus) at December 31, 2005 and 2004 represented or reduced by each item below is as follows:

                                     2005          2004
                                 -----------   -----------
     Unrealized gains            $ 1,725,717   $ 1,570,673
     Non-admitted asset values   $(1,378,107)  $(1,055,332)
     Provision for reinsurance   $  (210,152)  $  (376,738)

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

B.   RISK-BASED CAPITAL REQUIREMENTS

     The NAIC has adopted a Risk-based Capital ("RBC") formula to be applied to all property and casualty insurance companies. RBC is a method of establishing the minimum amount of capital appropriate for an insurance company to support its overall business operations in consideration of its size and risk profile. A company's RBC is calculated by applying different factors to various asset classes, net premiums written and loss and LAE reserves. A company's result from the RBC formula is then compared to certain established minimum capital benchmarks. To the extent a company's RBC result does not either reach or exceed these established benchmarks, certain regulatory actions may be taken in order for the insurer to meet the statutorily-imposed minimum capital and surplus requirements.

     In connection therewith, the Company has satisfied the capital and surplus requirements of RBC for the 2005 reporting period.

C.   DIVIDEND RESTRICTIONS

     Under New York law, the Company may pay cash dividends only from earned surplus determined on a statutory basis. Further, the Company is restricted (on the basis of the lower of 10.0% of the Company's statutory surplus as of December 31, 2005, or 100.0% of the Company's adjusted net investment income for the preceding 36 month period ending December 31, 2005) as to the amount of dividends it may declare or pay in any twelve-month period without the prior approval of the Insurance Department of the State of New York. At December 31, 2005, the maximum dividend payments, which may be made without prior approval during 2006, is approximately $504,965.

     Within the limitations noted above, there are no restrictions placed on the portion of Company profits that may be paid as ordinary dividends to stockholders. There were no restrictions placed on the Company's surplus including for whom the surplus is being held. There is no stock held by the Company for any special purpose.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

NOTE 12 - CONTINGENCIES

A.   LEGAL PROCEEDINGS

     The Company is involved in various legal proceedings incident to the operation of its business. Such proceedings include claims litigation in the normal course of business involving disputed interpretations of policy coverage. Other proceedings in the normal course of business include allegations of underwriting errors or omissions, bad faith in the handling of insurance claims, employment claims, regulatory activity, and disputes relating to the Company's business ventures and investments.

     Other legal proceedings include the following:

     AIG, National Union Fire Insurance Company of Pittsburgh, Pa. (National Union), and American International Specialty Lines Insurance Company (AISLIC) have been named defendants (the AIG Defendants) in two putative class actions in state court in Alabama that arise out of the 1999 settlement of class and derivative litigation involving Caremark Rx, Inc. (Caremark). An excess policy issued by a subsidiary of AIG with respect to the 1999 litigation was expressly stated to be without limit of liability. In the current actions, plaintiffs allege that the judge approving the 1999 settlement was misled as to the extent of available insurance coverage and would not have approved the settlement had he known of the existence and/or unlimited nature of the excess policy. They further allege that the AIG Defendants and Caremark are liable for fraud and suppression for misrepresenting and/or concealing the nature and extent of coverage. In their complaint, plaintiffs request compensatory damages for the 1999 class in the amount of $3,200,000, plus punitive damages. The AIG Defendants deny the allegations of fraud and suppression and have asserted, inter alia, that information concerning the excess policy was publicly disclosed months prior to the approval of the settlement. The AIG Defendants further assert that the current claims are barred by the statute of limitations and that plaintiffs' assertions that the statute was tolled cannot stand against the public disclosure of the excess coverage. Plaintiffs, in turn, have asserted that the disclosure was insufficient to inform them of the nature of the coverage and did not start the running of the statute of limitations. On January 28, 2005, the Alabama trial court determined that one of the current actions may proceed as a class action on behalf of the 1999 classes that were allegedly defrauded by the settlement. The AIG Defendants and Caremark are seeking appellate relief from the Alabama Supreme Court. The AIG Defendants cannot now estimate either the likelihood of its prevailing in these actions or the potential damages in the event liability is determined.

     On September 2, 2005, AIG sued Robert Plan Corporation, the agency which services personal auto assigned risk business alleging the misappropriation of funds and other violations of contractual arrangements. On September 27, 2005, Robert Plan Corporation countersued AIG for $370,000 in disgorged profits and $500,000 of punitive damages. Subsequently, American Home Assurance Company (American Home) was named as a counterclaim defendant in this case. American Home believes that the countersuit is without merit and intends to defend it vigorously.

     Effective February 9, 2006, AIG reached a resolution of claims and matters under investigation with the United States Department of Justice (the DOJ), the United States Securities and Exchange Commission (the SEC), the Office of the Attorney General of the State of New York (the NYAG) and the New York Insurance Department (the NYDOI). The settlements resolve outstanding litigation and allegations by such agencies against AIG in connection with the accounting, financial reporting and insurance brokerage practices of AIG and its subsidiaries,

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

     as well as claims relating to the underpayment of certain workers compensation premium taxes and other assessments. As a result of these settlements, AIG will make payments totaling approximately $1,640,000, including (i) $375,000 to be paid into a fund under the supervision of the NYAG and NYDOI to be available principally to pay certain AIG insurance company subsidiary policyholders who purchased excess casualty policies through Marsh & McLennan Companies, Inc. and Marsh Inc. and (ii) $343,000 to be paid into a fund under the supervision of the NYAG and the NYDOI to be used to compensate various states in connection with the underpayment of certain workers compensation premium taxes and other assessments.

     Various federal and state regulatory agencies are reviewing certain other transactions and practices of AIG and its subsidiaries, including the Company, in connection with certain industry-wide and other inquiries including, but not limited to, insurance brokerage practices relating to contingent commissions. It is possible that additional civil or regulatory proceedings will be filed. Additionally, various actions have been brought against AIG arising out of the liability of certain AIG subsidiaries, including the Company, for taxes, assessments, and surcharges for policies of workers compensation insurance. As of December 31, 2005, the Company recorded a provision of $54,468 to cover any contingent obligations arising from the potential underpayment of these taxes and assessments.

     Since October 19, 2004, AIG and certain subsidiaries have been named as defendants in numerous complaints that were filed in federal court and in state court (Massachusetts and Florida) and removed to federal court. These cases generally allege that AIG and its subsidiaries violated federal and various state antitrust and anti-racketeering laws, various state deceptive and unfair practice laws and certain state laws governing fiduciary duties. The alleged basis of these claims is that there was a conspiracy between insurance companies and insurance brokers with regard to the bidding practices for insurance coverage in certain sectors of the insurance industry. The Judicial Panel on Multidistrict Litigation entered an order consolidating most of these cases and transferring them to the United States District Court for the District of New Jersey. The remainder of these cases have been transferred to the District of New Jersey.

     On August 15, 2005, the plaintiffs in the multidistrict litigation filed a Corrected First Consolidated Amended Commercial Class Action Complaint which names AIG and the following additional AIG subsidiaries as defendants: AIU Insurance Company, American Home, National Union, AISLIC, American International Insurance Company, Birmingham Fire Insurance Company of Pennsylvania, Commerce and Industry Insurance Company, Lexington Insurance Company, National Union Fire Insurance Company of Louisiana, New Hampshire Insurance Company, The Hartford Steam Boiler Inspection and Insurance Company, and The Insurance Company of the State of Pennsylvania. Also on August 15, 2005, AIG, American Home, and AIG Life Insurance Company were named as defendants in a Corrected First Consolidated Amended Employee Benefits Complaint filed in the District of New Jersey that adds claims under ERISA. The AIG defendants, along with other insurer defendants and the broker defendants filed motions to dismiss both the Commercial and Employee Benefits Complaints. Plaintiffs' have filed a Motion for Class Certification in the consolidated action, which defendants will oppose. Both the motion to dismiss and the class certification motions are pending.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

     On January 18, 2006, American International Aviation Agency, Inc. (AIAA) and Redholm Underwriting Agents Limited (Redholm) commenced two separate arbitration proceedings against New Hampshire Insurance Company (NHIC) in the United States and United Kingdom, respectively, seeking to prevent NHIC from terminating and/or breaching certain agreements with AIAA, Redholm and their affiliates. On the same date, AIAA filed an action in Georgia state court against NHIC, and sought an injunction barring NHIC from terminating and/or breaching these agreements pending the outcome of the arbitration. AIAA and Redholm were, at the time, managing general agents for certain insurance company subsidiaries of AIG, and are wholly owned by C.V. Starr & Co., Inc. (C.V. Starr), a company that is controlled by certain former senior executives of AIG. AIG and its affiliates thereafter terminated their managing general agency relationship with AIAA. They had previously terminated their agency relationship with Redholm.

     Subsequent to the commencement of these arbitration proceedings, two other managing general agencies owned by C.V. Starr - American International Marine Agency, Inc. (AIMA), and C.V. Starr & Co. (Starr California) - commenced two additional arbitration proceedings against AIG and certain of its affiliates, and Starr Technical Risks Agency, Inc. (Starr Tech), a third C.V. Starr agency (together with AIAA, AIMA and Starr California, the C.V. Starr Agencies), asserted claims in an arbitration that had been commenced by certain AIG subsidiaries. The AIG insurance companies named in claims asserted by the C.V. Starr Agencies are: The Insurance Company of the State of Pennsylvania, Illinois National Insurance Co., American International South Insurance Company, Granite State Insurance Company, AISLIC, National Union, Birmingham Fire Insurance Company of Pennsylvania, American Home, Commerce and Industry Insurance Company, and AIU Insurance Company (the AIG Insurance Company Defendants). The claims asserted by the C.V. Starr Agencies allege that AIG and the AIG Insurance Company Defendants are irreparably harming the C.V. Starr Agencies by, among other things, misappropriating their business relationships and proprietary information, predatorily hiring their employees, and restricting their access to offices, computer systems, documents and other information. They seek damages and injunctive relief: (i) permitting the C.V. Starr Agencies to operate independently from AIG, and to produce business for other companies, and (ii) restraining AIG and its affiliates from competing with the C.V. Starr Agencies for certain business and from using the C.V. Starr Agencies' proprietary information.

     AIG and certain of the AIG Insurance Company Defendants have also instituted arbitration and litigation in New York and litigation in Georgia seeking damages, equitable and injunctive relief: (i) preventing the C.V. Starr Agencies from denying AIG access to its documents and information;
     (ii) enjoining the C.V. Starr Agencies from engaging in certain insurance and reinsurance transactions with non-AIG companies; (iii) requiring the C.V. Starr Agencies to relinquish control of certain premium trust funds; and (iv) seeking damages resulting from any improper or illegal conduct of the C.V. Starr Agencies. AIG and its affiliates have also terminated or provided notice of termination of their managing general agency relationships with Starr Tech and Starr California.

     On March 20, 2006, C.V. Starr filed a lawsuit in the United States District Court for the Southern District of New York against AIG, alleging that the use by certain AIG affiliates of the name "Starr" in commerce infringes trademarks held by C.V. Starr. The Complaint alleges claims for federal trademark infringement, common law unfair competition, service mark infringement and dilution pursuant to New York law. C.V. Starr also alleges that AIG's continued ownership of certain Internet domain names that include the "Starr" name, violates federal law and constitutes conversion of C.V. Starr property. C.V. Starr seeks to enjoin AIG from using the name Starr, to turn over its rights in certain trademark and domain name rights, and also seeks damages as a result of these violations.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

     AIG and its affiliates involved in the arbitration and litigation proceedings with the C.V. Starr Agencies cannot now estimate either the likelihood of their prevailing in these actions or any potential damages in the event liability is determined.

     AIG is also subject to various legal proceedings which have been disclosed in AIG's periodic filings under the Securities Exchange Act of 1934, as amended, in which the Company is not named as a party, but whose outcome may nonetheless adversely affect the Company's financial position or results of operation.

     Except for the provisions the Company recorded related to the contingent liabilities arising out of the potential underpayment of premium taxes and assessments described in the preceding paragraphs, the Company cannot predict the outcome of the matters described above, estimate the potential costs related to these matters, or determine whether other AIG subsidiaries, including the Company, would have exposure to proceedings in which they are not named parties by virtue of their participation in an inter-company pooling arrangement and, accordingly, no reserve is being established in the Company's financial statements at December 31, 2005. In the opinion of management, the Company's ultimate liability for the matters referred to above is not likely to have a material adverse effect on the Company's financial position, although it is possible that the effect would be material to the Company's results of operations for an individual reporting period.

B.   ASBESTOS AND ENVIRONMENTAL RESERVES

     The Company continues to receive indemnity claims asserting injuries from toxic waste, hazardous substances, asbestos and other environmental pollutants and alleged damages to cover the clean-up costs of hazardous waste dump sites (environmental claims). Estimation of environmental claims loss reserves is a difficult process, as these claims, which emanate from policies written in 1984 and prior years, cannot be estimated by conventional reserving techniques. Environmental claims development is affected by factors such as inconsistent court resolutions, the broadening of the intent of policies and scope of coverage and increasing number of new claims. The Company and other industry members have and will continue to litigate the broadening judicial interpretation of policy coverage and the liability issues. If the courts continue in the future to expand the intent of the policies and the scope of the coverage, as they have in the past, additional liabilities would emerge for amounts in excess of reserves held. This emergence cannot now be reasonably estimated, but could have a material impact on the Company's future operating results or financial position.

     The Company's environmental exposure arises from the sale of general liability, product liability or commercial multi peril liability insurance, or by assumption of reinsurance within these lines of business.

     The Company tries to estimate the full impact of the asbestos and environmental exposure by establishing full case basis reserves on all known losses and establishes bulk reserves for IBNR losses and LAE based on management's judgment after reviewing all the available loss, exposure, and other information.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

     The Company's asbestos and environmental related loss and LAE reserves (including case & IBNR reserves) as of December 31, 2005 and 2004, gross net of reinsurance credits, are as follows:

                                                     ASBESTOS LOSSES      ENVIRONMENTAL LOSSES
                                                  ---------------------   --------------------
                                                     2005        2004        2005       2004
                                                  ----------   --------    --------   --------
     Direct:
     Loss and LAE reserves, beginning of period   $  693,044   $257,696    $256,889   $185,969
        Incurred losses and LAE                      489,955    507,688      63,051    111,636
        Calendar year paid losses and LAE            (95,374)   (72,340)    (31,264)   (40,715)
                                                  ----------   --------    --------   --------
     Loss and LAE reserves, end of period         $1,087,625   $693,044    $288,676   $256,890
                                                  ==========   ========    ========   ========
     Assumed:
     Loss and LAE reserves, beginning of period   $   90,162   $ 32,780    $  6,626   $  8,074
        Incurred losses and LAE                       14,722     62,592         830       (556)
        Calendar year paid losses and LAE             (7,485)    (5,209)       (895)      (892)
                                                  ----------   --------    --------   --------
     Loss and LAE reserves, end of period         $   97,399   $ 90,163    $  6,561   $  6,626
                                                  ==========   ========    ========   ========
     Net of Reinsurance:
     Loss and LAE reserves, beginning of period   $  348,261   $103,262    $142,025   $ 80,833
        Incurred losses and LAE                      209,273    275,687      16,410     82,751
        Calendar year paid losses and LAE            (39,288)   (30,688)    (23,458)   (21,559)
                                                  ----------   --------    --------   --------
     LOSS AND LAE RESERVES, END OF PERIOD         $  518,246   $348,261    $134,977   $142,025
                                                  ==========   ========    ========   ========

     Management believes that the reserves carried for the asbestos and environmental claims at December 31, 2005 are adequate as they are based on known facts and current law. AIG continues to receive claims asserting injuries from toxic waste, hazardous substances, and other environmental pollutants and alleged damages to cover the cleanup costs of hazardous waste dump sites (hereinafter collectively referred to as environmental claims) and indemnity claims asserting injuries from asbestos. Estimation of asbestos and environmental claims loss reserves is a difficult process, as these claims, which emanate from policies written in 1984 and prior years, cannot be estimated by conventional reserving techniques.

C.   OTHER CONTINGENCIES

     In the ordinary course of business, the Company enters into structured settlements to settle certain claims. Structured settlements involve the purchase of an annuity to fund future claim obligations. In the event the life insurers providing the annuity, on certain structured settlements, are not able to meet their obligations, the Company would be liable for the payments of benefits.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

     As of December 31, 2005, the Company has not incurred a loss and there has been no default by any of the life insurers included in the transactions. Management believes that based on the financial strength of the life insurers involved in these structured settlements, the likelihood of a loss is remote.

     In connection therewith, as of December 31, 2005, the Company's loss reserves eliminated by annuities and unrecorded loss contingencies amounted to $724,600 and $705,900, respectively.

     As part of its private equity portfolio investment, as of December 31, 2005, the Company may be called upon for an additional capital investment of up to $293,300. The Company expects only a small portion of this portfolio will be called during 2006.

     As fully disclosed in Note 5, the Company has guaranteed the policyholder obligations of certain affiliated insurance companies. Each of the guaranteed affiliates has admitted assets in excess of policyholder liabilities. The Company believes that the likelihood of a payment under any of these guarantees is remote.

NOTE 13 - OTHER SIGNIFICANT MATTERS

A.   SEPTEMBER 11, 2001 EVENTS

     As of December 31, 2005 and 2004, the Company's ultimate losses and LAE as a result of the September 11th events gross, ceded and net of reinsurance, is set forth in the table below:

     AS OF DECEMBER 31,         2005        2004
     ------------------      ---------   ---------
     Gross of reinsurance    $ 448,183   $ 448,183
     Ceded reinsurance        (386,704)   (386,704)
                             ---------   ---------
        NET OF REINSURANCE   $  61,479   $  61,479
                             =========   =========

     All contingencies and unpaid claims or losses resulting from the September 11th events have been recognized in the financial statements. The Company does not expect any unrecognized contingencies or unpaid claims or losses to impact the financial statements in the near term.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

B.   PROPERTY CATASTROPHE LOSSES

     During 2005, the Company incurred significant losses related to certain hurricane events. In connection therewith, the Company's estimate of its potential pre-tax loss exposure, including the cost of reinstatement premiums, related to these events is set forth in the table below:

                 LOSS OCCURRENCE                                                 PRE-TAX LOSS
     HURRICANE        PERIOD       CATEGORY             AREA / REGION              EXPOSURE
     ---------   ---------------   --------   --------------------------------   ------------
     Katrina       August 2005         4      Louisiana / Central Gulf Coast       $183,337
     Rita         September 2005       3      Southwestern Louisiana and Texas       47,890
     Wilma         October 2005        3      Southern Florida                       62,495
                                                                                   --------
        TOTAL                                                                      $293,722
                                                                                   ========

C.   OTHER

     The Company underwrites a significant concentration of its direct business with brokers.

     As of December 31, 2005 and 2004, the amount of reserve credits recorded for high deductibles on unpaid claims amounted to $3,700,000 and $3,200,000, respectively. As of December 31, 2005 and 2004, the amount billed and recoverable on paid claims amounted to $332,400 and $367,200, respectively, of which $16,600 and $21,000, respectively, were non-admitted.

     The Company's direct percentage of policyholder dividend participating policies is 0.05 percent. Policyholder dividends are accounted for on an incurred basis. In connection therewith, during 2005 and 2004, policyholder dividends amounted to $19 and $532, respectively.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

     As of December 31, 2005 and 2004, other admitted assets as reported in the accompanying statements of admitted assets were comprised of the following balances:

     AS OF DECEMBER 31,                               2005        2004
     ------------------                            ---------   ---------
     Guaranty funds receivable or on deposit       $  20,098   $  18,706
     Loss funds on deposit                            71,016      84,258
     Outstanding loss drafts - Suspense Accounts     509,571     277,641
     Accrued recoverables                              6,780       5,963
     Servicing carrier receivable                          -       6,453
     Other                                            17,681      82,735
     Allowance for doubtful accounts                (446,746)   (103,851)
                                                   ---------   ---------
        TOTAL OTHER ADMITTED ASSETS                $ 178,400   $ 371,905
                                                   =========   =========

     Guaranty fund receivables represent payments to various state insolvency funds which are recoupable against future premium tax payment in the respective states. Various states allow insurance companies to recoup assessments over a period of five to ten years.

     The Company routinely assesses the collectibility of its receivable balances for potential uncollectible premiums receivable due from agents and reinsurance recoverable balances. In connection therewith, as of December 31, 2005 and 2004, the Company established an allowance for doubtful accounts of $446,746 and $103,851, respectively, which was reported as a contra asset within Other Admitted Assets in the accompanying Statements of Admitted Assets.

     During 2005, the Company recorded $145,742 of the increase in the allowance for doubtful accounts to Net Loss from Agents' Balances Charged-off in the accompanying 2005 Statement of Income, and recorded the remaining increase of $197,153 as an adjustment for prior period corrections to the Company's Capital and Surplus balance at January 1, 2005.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004

                                 (000'S OMITTED)

NOTE 14 - SUBSEQUENT EVENTS

A.   CAPITAL MAINTENANCE AGREEMENT

     In February 2006, the Company entered into a Capital Maintenance Agreement ("CMA") with its Parent. The CMA provides that in the event that the Company's Total Adjusted Capital falls below 200.0% of the Company's Authorized Control Level RBC, as reported in the Company's 2005 Annual Statement, together with any adjustments or modifications required by the Company's domiciliary regulator, the Parent will provide a capital contribution to the Company in an amount equal to the difference between the Company's Total Adjusted Capital and 200.0% of the Company's Authorized Control Level RBC. In lieu of making any capital contribution, with the approval of the domiciliary department, AIG may provide a letter of credit naming the Company as beneficiary.

     Effective upon the date of filing of the Company's 2005 Annual Statement with its domiciliary regulator, this CMA superseded and replaced a similar agreement that was effective October 15, 2005 related to the Company's December 31, 2004 surplus position.

     During 2005, the board of directors of the Parent, authorized a resolution where it committed to replenish any surplus lost as a result of the effects of the restatements of the Company's December 31, 2004 financial statements as well as any additional loss and loss adjustment expense strengthening as a result of the reserve review conducted by an independent actuarial consultant. In accordance with that resolution, on February 15, 2006, the Parent contributed $1,326,780 in cash to the Company. In connection therewith, at December 31, 2005, the Company reported a receivable of $1,326,780 with its Parent and increased its Capital in Excess of Par Value, accordingly. The recognition of this surplus contribution has been approved by the New York Insurance Department.

     With the approval of the Company's domiciliary regulator, AIG provided the Company with a letter of credit for unauthorized reinsurance recoverables at December 31, 2005, authorizing withdrawls of up to $360,000. Additionally, the calculation of the provision for reinsurance at December 31, 2005 reflects the effects of cash collections from affiliates subsequent to December 31, 2005.

B.   LIFE SETTLEMENTS

     Subsequent to December 31, 2005, the Company agreed in principle, subject to the execution of acceptable agreements and the approval of the New York State Insurance Department, to a series of simultaneous transactions culminating in the sale to affiliates of the collateral interests underlying all life settlement loans on its books for net cash in an amount equal to the cost, including all capitalized and accrued interest, of the loans prior to such transactions. As a result, the loans will be extinguished with no gain or loss to be realized on these transactions. Effective with the closing of these transactions, the Company will cease granting new life settlements loans.


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                            AMERICAN HOME ASSURANCE COMPANY

                     NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                               DECEMBER 31, 2005 AND 2004

                                     (000'S OMITTED)



NOTE 15 - EVENT (UNAUDITED) SUBSEQUENT TO THE DATE OF THE INDEPENDENT AUDITOR'S REPORT

AIG Domestic Claims, Inc. (AIGDC), an indirect wholly owned subsidiary of AIG that provides certain claims adjustment services to the Company, has been named as a defendant in a putative class action lawsuit that is currently pending in the 14th Judicial District Court for the State of Louisiana. Plaintiffs are medical providers who allege that AIGDC (as well as other defendants not affiliated with the Company) failed to comply with certain provisions of the Louisiana Any Willing Provider Act (the "Act"). The complaint seeks damages and penalties related to preferred provider organization discounts taken by defendants on bills submitted by Louisiana medical providers and hospitals who provided treatment or services to workers' compensation claimants. These claimants are injured workers whose employers are named insureds under workers compensation policies issued by various insurance companies, including the Company. Plaintiffs' complaint seeks to certify statewide plaintiff and defendant classes, and seeks various monetary damages and penalties, including injunctive relief. On September 23, 2005, certain defendants, including AIGDC filed a motion for summary judgment, seeking dismissal of plaintiffs' claims, and plaintiffs cross-moved for partial summary judgment.
On July 20, 2006, the Court both denied AIGDC's motion for summary judgment and granted plaintiffs' partial motion for summary judgment, holding that AIGDC is a "group purchaser" under the Act, and that the Act applies to medical services provided to workers' compensation claimants. The court has scheduled a class certification hearing that is currently set for October 12, 2006. While AIGDC believes that it has meritorious defenses to plaintiffs' claims, it cannot now estimate either the likelihood of its prevailing in these actions or the potential damages that it would face in the event that liability is ultimately determined. The Company is not presently a named party to the lawsuit, and it cannot predict its ultimate liability as an insurer or reinsurer of various workers compensation policies at issue in this matter.

In the opinion of management, the Company's ultimate liability for the matter referred to above is not likely to have a material adverse effect on the Company's financial position, although it is possible that the effect would be material to the Company's results of operations for an individual reporting period.

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